CLASSIC HARTFORD LEADERS OUTLOOK

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (EST. 4/1/99)
HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (EST. 12/8/86)
P.O. BOX 5085
HARTFORD, CONNECTICUT 06102-5085

[TELEPHONE ICON]    1-800-862-6668 (CONTRACT OWNERS)
                    1-800-862-7155 (REGISTERED REPRESENTATIVES)
[COMPUTER ICON]     WWW.HARTFORDINVESTOR.COM

                                                             [THE HARTFORD LOGO]

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This variable annuity is a contract ("Contract") between you and Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company ("us," "we" or "our"). This Prospectus provides information regarding Classic Hartford Leaders Outlook Series III, Series IIR and Series II Contracts. These Contracts are closed to new investors.

Please read this prospectus carefully before investing and keep it for your records. You can also contact us to get a Statement of Additional Information free of charge. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC" or "Commission"). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (www.sec.gov). You may also obtain a copy of this prospectus and the Statement of Additional Information, as amended from time to time, in a compact disk by contacting us.

This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long time horizon for the investments or intend to engage in market timing. If you are investing in a variable annuity through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account ("IRA"), you will get NO ADDITIONAL TAX advantage from this variable annuity. Under these circumstances, consider buying a variable annuity only if it makes sense because of the annuity's other features, such as lifetime income payments and death benefit protection. The tax rules that apply to variable annuities can be complicated - before investing, you may want to consult a tax adviser about the tax consequences to you of investing in a variable annuity.

This prospectus is written in connection with the promotion or marketing of the matters(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

          NOT INSURED BY FDIC OR ANY                MAY LOSE            NOT A DEPOSIT OF OR GUARANTEED BY             [NOT] FDIC
          FEDERAL GOVERNMENT AGENCY                  VALUE                ANY BANK OR ANY BANK AFFILIATE              [NOT] BANK

Portfolio Companies Included in this Prospectus:

X  AIM Variable Insurance Funds

X  American Funds Insurance Series

X  Franklin Templeton Variable Insurance Products Trust

X  Hartford Series Fund, Inc.

X  MFS Variable Trust

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PROSPECTUS DATED: MAY 1, 2009

STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 2009

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TABLE OF CONTENTS

                                                                        PAGE
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1. HIGHLIGHTS                                                                  3
2. SYNOPSIS                                                                    5
3. GENERAL INFORMATION                                                         8
  The Company                                                                  8
  The Separate Account                                                         8
  The Funds                                                                    8
  Fixed Accumulation Feature                                                  10
4. PERFORMANCE RELATED INFORMATION                                            10
5. THE CONTRACT                                                               11
  a.  Purchases and Contract Value                                            11
  b.  Charges and Fees                                                        19
  c.  Surrenders                                                              20
  d.  Annuity Payouts                                                         22
  e.  Standard Death Benefits                                                 25
6. OPTIONAL DEATH BENEFITS                                                    28
  a.  MAV Plus                                                                28
7. OPTIONAL WITHDRAWAL BENEFITS                                               30
  a.  The Hartford's Principal First Preferred                                30
  b.  The Hartford's Lifetime Income Foundation                               33
  c.  The Hartford's Lifetime Income Builder II                               41
  d.  The Hartford's Principal First                                          49
8. MISCELLANEOUS                                                              53
  a.  Definitions                                                             53
  b.  State Variations                                                        56
  c.  Financial Statements                                                    58
  d.  More Information                                                        58
  e.  Legal Proceedings                                                       58
  f.  How Contracts Are Sold                                                  59
9. FEDERAL TAX CONSIDERATIONS                                                 61
10. INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS                      67
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION                      75
APPENDIX I - EXAMPLES                                                    APP I-1
APPENDIX II - ACCUMULATION UNIT VALUES                                  APP II-1
APPENDIX A - PRODUCT COMPARISON INFORMATION                              APP A-1
APPENDIX B - THE HARTFORD'S LIFETIME INCOME BUILDER                      APP B-1
APPENDIX C - THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS AND          APP C-1
 THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS
APPENDIX D - INFORMATION REGARDING CONTRACT SERIES NO LONGER SOLD        APP D-1

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1. HIGHLIGHTS

A. OVERVIEW

This is a deferred, flexible-premium variable annuity. A deferred variable annuity has an accumulation phase and a payout phase. You make investments during the accumulation phase. The value of your investments is used to set your benefits. At the end of the accumulation phase, we use that accumulated value to set the payments that we make during the payout phase. Generally speaking, the longer the accumulation phase, the greater your Contract Value will be for setting your benefits and annuity payouts.

This variable annuity lets you:

X  Invest among different investment options. (Sections 3, 5(a) & Appendix A)

X  Make tax-free transfers among investment options. (Sections 5(a), 9 & 10)

X Defer taxes on your investments until you withdraw your money (subject to possible IRS penalty). (Sections 5(c), 9 & 10)

X Choose from among several optional living benefits that provide guaranteed withdrawals over a fixed or an indeterminate time period. (Sections 2 & 7)

X Collect Annuity Payouts over a fixed or an indeterminate time period. (Section 5(d))

X  Select among different Death Benefits. (Sections 2, 5(e), 6, 7(b) & 7(c))

B. HOW TO BUY OUR VARIABLE ANNUITY (Sections 5(a), 8(a) & Appendix A)

[In writing]  Complete our application or order request and submit it to your
              Financial Intermediary for approval.
     $        Include the applicable minimum Premium Payment.

[Thumbs up]   Choose an optional feature right for you. Options include:

           OPTIONAL FEATURE                          GENERAL PURPOSE
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MAV/MAV Plus                             Guaranteed Minimum Death Benefit that
                                         ratchets up based on performance
The Hartford's Principal First           Guaranteed Minimum Withdrawal Benefit
                                         with periodic step-up rights
The Hartford's Principal First           Guaranteed Minimum Withdrawal Benefit
Preferred*
The Hartford's Lifetime Income Builder   Guaranteed Minimum Lifetime Withdrawal
Selects**                                Benefit with limited annual step-up
                                         rights
The Hartford's Lifetime Income Builder   Guaranteed Minimum Lifetime Withdrawal
Portfolios                               Benefit with full annual step-up rights
The Hartford's Lifetime Income Builder   Guaranteed Minimum Lifetime Withdrawal
II**                                     Benefit with limited annual step-up
                                         rights
The Hartford's Lifetime Income Builder   Guaranteed Minimum Lifetime Withdrawal
Foundation**                             Benefit

*   Closed to new investors.

**  No longer available for sale.

For The Hartford's Lifetime Income Builder Selects, we reserve the right to limit the Funds into which you may allocate your Contract Value. For The Hartford's Lifetime Income Builder Portfolios, your Contract Value must be invested in one or more Programs and in an approved model portfolio, Funds, or other investment vehicles established from time to time.

Partial Surrenders taken prior to the Lifetime Eligibility Date or in excess of the available Lifetime Benefit Payment will reduce the Guaranteed Minimum Death Benefit by an amount greater than the amount withdrawn as a result of a proportionate reduction.

Optional features are subject to restrictions that may limit or eliminate the availability of these benefits. Optional features selected will be identified on your application and Contract. Not every optional feature may be available from your Financial Intermediary and may be subject to additional restrictions. For more information, see Section 7.

Not every variation of this variable annuity may be available from your Financial Intermediary.

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C. INVESTMENT OPTIONS (Sections 3, 5(a) & Appendices II & A)

You may invest in:

X Funds with different investment strategies, objectives and risk/reward profiles.

X  In certain circumstances, you may also invest in a Fixed Accumulation
   Feature.

D. CHARGES AND FEES (Sections 2, 5(b), 5(c) & Appendices II & A)

You will pay the following types of fees:

X  Sales charges (varies by Contract version)

X  Contract expenses (varies by Contract version)

X  Optional rider fees (if selected)

X  Fund expenses

E. ASK QUESTIONS BEFORE YOU INVEST

Before you decide to buy any variable annuity, consider the following questions:

- Will you use the variable annuity primarily to save for retirement or a similar long-term goal?
- Are you investing in the variable annuity through a retirement plan or IRA (which would mean that you are not receiving any additional tax-deferral benefit from the variable annuity)?
- Are you willing to take the risk that your Contract Value will decrease if your underlying investment options perform poorly?
- Do you intend to hold this variable annuity long enough to avoid paying any applicable surrender charges if you have to withdraw money?
- If you are exchanging one annuity for another one, do the benefits of the exchange outweigh the costs, such as any applicable surrender charges you might have to pay if you withdraw your money before the end of any surrender charge period for the new annuity?
-     Do you need an optional living or Death Benefit?
- If you are purchasing our "Plus" variable annuity, are you sure that you understand that you are buying a "bonus" annuity? Do you understand that you pay for Payment Enhancements through higher surrender charges, a longer surrender period and higher mortality and expense risk charges? Do you know that we may take back some or all Payment Enhancements in certain circumstances?

Here are a few suggestions that might make it easier for you to use this prospectus:

X We use a lot of defined terms to describe how this variable annuity works. These terms are capitalized and described in the Definition section (section 8(a)). Unavoidably, we sometimes interchangeably use different terms that essentially mean the same thing (for instance, this variable annuity is also called a "Contract").

X We include cross references to other sections to help describe certain aspects of this variable annuity in more detail. For example, we may describe an optional benefit in section 7 but examples of how it works are in Appendix I.

X Know what kind of variable annuity you are buying. We have noted what type of variable annuity (and in some instances, what series of variable annuity) this is on the cover page of this prospectus. This information will also appear in your application and Contract. Even though we have included comparison information about other variations of this variable annuity so that you can have a better idea which one might be appropriate for you, you may only need to focus only on those sections that specifically apply to the form of variable annuity you chose.

X The format and tables provided are designed to help you compare features. We have used a consistent question and answer format in sections 6 and 7 to make it easier to compare optional benefits. Appendix A is designed to compare and contrast different variations of this variable annuity.

F. COMMISSIONS FOR SELLING THIS VARIABLE ANNUITY (Section 8(f) & Appendix A)

We pay a commission for selling this variable annuity. Commissions vary based on a variety of factors such as whether they are paid up front or over time, the type of variable annuity sold and your age. We also provide various promotional incentives to Financial Intermediaries to promote our products. These arrangements create a potential conflict of interest. You should ask your Registered Representative for information regarding these matters.

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2. SYNOPSIS

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING YOUR VARIABLE ANNUITY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THIS VARIABLE ANNUITY. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

SALES CHARGE IMPOSED ON PURCHASES (as a percentage of Premium Payments)                                 None
  $0 - $49,999                                                                                              0%
  $50,000 - $99,999                                                                                         0%
  $100,000 - $249,999                                                                                       0%
  $250,000 - $499,999                                                                                       0%
  $500,000 - $999,999                                                                                       0%
  $1,000,000+                                                                                               0%
CONTINGENT DEFERRED SALES CHARGE* (as a percentage of Premium Payments)
  First Year                                                                                                7%
  Second Year                                                                                               6%
  Third Year                                                                                                5%
  Fourth Year                                                                                               4%
  Fifth Year                                                                                                0%
  Sixth Year                                                                                                0%
  Seventh Year                                                                                              0%
  Eighth Year                                                                                               0%
  Ninth Year                                                                                                0%
SURRENDER FEE (as a percentage of amount Surrendered, if applicable)                                    None
EXCHANGE FEE                                                                                            None

*   Each Premium Payment has its own Contingent Deferred Sales Charge schedule.

CONTRACT OWNER PERIODIC EXPENSES

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS (EXCEPT AS NOTED) DURING THE TIME THAT YOU OWN THIS VARIABLE ANNUITY, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL MAINTENANCE FEE (1)                                                                            $30
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Account Value)
  Mortality and Expense Risk Charge                                                                   1.50%
  Administrative Charge                                                                               0.20%
  Total Separate Account Annual Expenses                                                              1.70%
MAXIMUM OPTIONAL CHARGES (as a percentage of average daily Account Value)
  The Hartford's Principal First Preferred Charge (5)                                                 0.20%
  The Hartford's Principal First Charge (2)(5)                                                        0.75%
  MAV/MAV Plus Charge                                                                                 0.30%
  Total Separate Account Annual Expenses with optional benefit separate account charges               2.75%
MAXIMUM OPTIONAL CHARGES (3) (as a percentage of Benefit Amount or Payment Base (4))
  The Hartford's Lifetime Income Foundation (5)                                                       0.30%
  The Hartford's Lifetime Income Builder II Charge (2)(5)                                             0.75%
  The Hartford's Lifetime Income Builder Charge (2)(5)                                                0.75%

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The Hartford's Lifetime Income Builder Selects (2)(3)(5)
  Single Life Option Charge                                                                   1.50%
  Joint/Spousal Life Option Charge                                                            1.50%
The Hartford's Lifetime Income Builder Portfolios (2)(3)(5)
  Single Life Option Charge                                                                   1.50%
  Joint/Spousal Life Option Charge                                                            1.50%

(1) Fee waived if Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract.

(2) Current rider charges are: The Hartford's Lifetime Income Builder - 0.75%; The Hartford's Lifetime Income Builder II - 0.75%; The Hartford's Principal First - 0.75%. Current charges for The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios (Single and Joint/Spousal Options) are 1.50% (currently waived to 0.85% and 1.15%, respectively).

(3) Charge deducted on each Contract Anniversary and when you fully Surrender your Contract.

(4)  See "Does the Benefit Amount/Payment Base change under this rider?" in
     Section 6 for a description of the terms "Benefit Amount" and "Payment
     Base."

(5)  You may not own more than one of these optional riders at the same time.

THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL FUND OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THIS VARIABLE ANNUITY. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                                                                                                  MINIMUM            MAXIMUM
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TOTAL ANNUAL FUND OPERATING EXPENSES                                                                0.44%              1.54%
(expenses that are deducted from Underlying Fund assets,
including management fees, distribution
and/or service fees (12b-1) fees, and other expenses)

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EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THIS VARIABLE ANNUITY WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITIES.

LET'S SAY, HYPOTHETICALLY, THAT YOUR ANNUAL INVESTMENT RETURN IS 5% AND THAT YOUR FEES AND EXPENSES TODAY WERE AS HIGH AS POSSIBLE.

THE EXAMPLE ILLUSTRATES THE EFFECT OF FEES AND EXPENSES THAT YOU COULD INCUR (OTHER THAN TAXES). YOUR ACTUAL FEES AND EXPENSES MAY VARY. FOR EVERY $10,000 INVESTED, HERE'S HOW MUCH YOU WOULD PAY UNDER EACH OF THE THREE SCENARIOS POSED:

(1) If you Surrender your variable annuity at the end of the applicable time period:

1 year                $1,132
3 years               $1,887
5 years               $2,357
10 years              $4,749

(2)  If you annuitize at the end of the applicable time period:

1 year                  $363
3 years               $1,304
5 years               $2,250
10 years              $4,641

(3)  If you do not Surrender your variable annuity:

1 year                  $469
3 years               $1,410
5 years               $2,357
10 years              $4,749

CONDENSED FINANCIAL INFORMATION

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When Premium Payments (and any applicable Payment Enhancements) are credited to your Funds, they are converted into Accumulation Units by dividing the amount of your Premium Payments (and any applicable Payment Enhancements), minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see Section 5(a). Please refer to Appendix II for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us.

AVAILABLE INFORMATION

We provide information about our financial strength in reports filed with the SEC and state insurance departments. For example, we file annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above.

You may read or copy these reports at the SEC's Public Reference Room at 100 F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.hartfordinvestor.com or visiting at the SEC's website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.

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3. GENERAL INFORMATION

THE COMPANY

We are a stock life insurance company engaged in the business of writing life insurance and individual and group annuities. Hartford Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. Hartford Life and Annuity Insurance Company is authorized to do business in all states of the United States except New York, the District of Columbia and Puerto Rico. Hartford Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut. Not all Contracts are available from each issuing company. Neither company cross guarantees the obligations of the other. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

THE SEPARATE ACCOUNT

We set aside and invest the assets of some of our annuity contracts, including this Contract, in a Separate Account. These Separate Accounts are registered as a unit investment trust under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of a Separate Account or us. Separate Accounts meet the definition of "Separate Account" under federal securities law. The Separate Accounts referenced in this prospectus hold only assets for variable annuity contracts. These Separate
Accounts:

- Hold assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.

- Are not subject to the liabilities arising out of any other business we may conduct. The General Account is subject to the Company's claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.

- Are not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts.

- May be subject to liabilities from a Sub-Account of a Separate Account that holds assets of other variable annuity contracts offered by a Separate Account, which are not described in this prospectus.

- Are credited with income and gains, and takes losses, whether or not realized, from the assets they hold without regard to our other income, gains or loss.

We do not guarantee the investment results of any Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.

THE FUNDS

The Funds available for investment are described in Appendix A. These are not the same mutual funds that you can buy through your stockbroker even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution fees and operating expenses. PLEASE CONTACT US TO OBTAIN A COPY OF THE PROSPECTUSES FOR EACH FUND. YOU SHOULD READ THESE PROSPECTUSES CAREFULLY BEFORE INVESTING. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all variations of this Contract.

MIXED AND SHARED FUNDING -- Fund shares may be sold to our other separate accounts, our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and other contract owners investing these Funds. If a material conflict arose, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund.

VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds' shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

-   Arrange for the handling and tallying of proxies received from Contract
    Owners.

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- Vote all Fund shares attributable to your Contract according to instructions received from you, and

- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. As a result of proportional voting, a small number of Contract Owners could determine the outcome of a proposition subject to shareholder vote.

SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- Subject to any applicable law, we may make certain changes to the underlying funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Contract Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.

We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

FEES WE RECEIVE FROM FUNDS AND RELATED PARTIES -- We receive substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider these payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Contract. We collect these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.

The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.

As of December 31, 2008, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities): AIM Advisors, Inc., AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Variable Insurance Series & Capital Research and Management Company, Branch Banking & Trust Company, Evergreen Investment Services Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, The Huntington Funds, Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Merrill Lynch Asset Management & Princeton Funds Distributor, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, MTB Investment Advisors, Inc., Banc of America Advisors, LLC, JPMorgan Investment Advisors, Inc., Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, SunTrust Securities, Inc. & Trusco Capital Management, Inc., UBS Financial Services, Inc., Van Kampen Life Investment Trust & Van Kampen Asset Management, Van Kampen Funds, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.

We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the "HLS Funds") based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.

Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount of fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees did not exceed 0.50% and 0.35%, respectively, in 2008, and are not expected to exceed 0.50% and 0.35%, respectively, in 2009, of the annual percentage of

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the average daily net assets (for instance, in 2008, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect $85 from that Fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2008, revenue sharing and Rule 12b-1 fees did not exceed approximately $145.6 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.

FIXED ACCUMULATION FEATURE

THIS PORTION OF THE PROSPECTUS RELATING TO THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED UNDER THE 1933 ACT AND THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE FIXED ACCUMULATION FEATURE OR ANY OF ITS INTERESTS ARE NOT SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCUMULATION FEATURE. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCUMULATION FEATURE MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURES. THE FIXED ACCUMULATION FEATURE IS NOT OFFERED IN ALL CONTRACTS.

Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in the General Account. Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors.

We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State's minimum non-forfeiture requirements. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments; regulatory and tax requirements; and competitive factors.

We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a "first-in first-out" basis. The Fixed Accumulation Feature interest rates may vary by State.

ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCUMULATION FEATURE IN EXCESS OF THE MINIMUM GUARANTEED INTEREST RATE WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCUMULATION FEATURE MAY NOT EXCEED THE MINIMUM GUARANTEED INTEREST RATE FOR ANY GIVEN YEAR.

From time to time, we may credit increased interest rates under certain programs established in our sole discretion.

We may restrict your ability to allocate Contract Values or Premium Payments to the Fixed Accumulation Feature at any time in our sole discretion. We may close the Fixed Accumulation Feature to new Premium Payments or transfers of existing Contract Value. We may also make the Fixed Accumulation Feature available only through enrollment in a program that we establish.

4. PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of either the Separate Account's inception or the Sub-Account's inception, whichever is later, for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge (CDSC), and Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.

The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any

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optional charge deductions, and do not include deduction for CDSC or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.

If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the Fund less the recurring charges at the Separate Account level.

A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.

5. THE CONTRACT

A. PURCHASES AND CONTRACT VALUE

WHO CAN BUY THIS CONTRACT?

The Contract is an individual or group tax-deferred variable annuity Contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

- Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code. We no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts or additional Premium Payments into any individual annuity contract funded through a 403(b) plan;

-   Individual Retirement Annuities adopted according to Section 408 of the
    Code;

- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and

- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as non-qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.

Refer to Appendix A for more information about the different forms of contracts we offer. Not all forms of contracts may be available through your Registered Representative or from each issuing company.

HOW DO YOU PURCHASE A CONTRACT?

You may only purchase a Contract through a Financial Intermediary. A Registered Representative will work with you to complete and submit an application or an order request form. Part of this process will include an assessment whether this variable annuity may be suitable for you. Prior to recommending the purchase or exchange of a deferred variable annuity, your Registered Representative shall make reasonable efforts to obtain certain information about you and your investment needs. This recommendation will be independently reviewed by a principal within your Financial Intermediary before an application or order will be sent to us. Your Premium Payment will not be invested in any Fund during this period.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, your Financial Intermediary will ask for your name, address, date of birth and other information that will allow us to identify you. They may also ask to see your driver's license or other identifying documents. Non-Resident Alien (NRA) application submissions require our prior approval.

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The minimum initial Premium Payment required to buy this Contract varies based on the type of purchaser, variable annuity variation chosen and whether you enroll in a systematic investment program such as the InvestEase(R) Program. See Appendix A for more information. Financial Intermediaries may impose other requirements regarding the form of payment they will accept. Premium Payments not actually received by us within the time period provided below will result in the rejection of your application or order request.

Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.

We will not accept Premium Payments of $1 million or more unless we provide prior approval. We reserve the right to impose special conditions on anyone who seeks our prior approval to purchase a Contract with Premium Payments of $1 million or more. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your application:

- if you are seeking to purchase a Contract with an initial Premium Payment of $1 million or more;

- if total Premium Payments aggregated by social security number or taxpayer identification number equal $1 million or more; and

-   for all applications where the Owner or joint Owner are non-resident aliens.

You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.

CAN YOU CANCEL YOUR CONTRACT AFTER YOU PURCHASE IT?

If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.

Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Day we receive your request to cancel and will refund any sales or Contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.

If you cancel a Plus Contract, we will recapture any Payment Enhancements we previously credited to your Contract, and you will assume the risk of any investment loss on those Payment Enhancements.

HOW ARE PREMIUM PAYMENTS APPLIED TO YOUR CONTRACT?

Your initial Premium Payment will usually be invested within two Valuation Days of our actual receipt in-hand at our Administrative Office of both a properly completed application or order request and the Premium Payment; both being in good order. If we receive your subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Premium Payments based on your last instructions on record. We will send you a confirmation when we invest your Premium Payments.

If the request or other information accompanying the initial Premium Payment is incomplete or not in good order when received, we will hold the money in a non-interest bearing account for up to five Valuation Days (from the Valuation Day that we actually receive your initial Premium Payment at our Administrative Office) while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.

Generally, we will receive your application or order request (whether for an initial purchase or a subsequent investment) after your Financial Intermediary has completed a suitability review. We will then consider if your investment is in good order. The suitability and good order process can take up to 17 Business Days from when you leave your Premium with your Registered Representative. During this period, Premium Payments will not be applied to your Contract. You will not earn any interest on Premium Payments even if your Premium Payments have been sent to us or deposited into our bank account. We are not responsible for market losses, gains or lost investment opportunities incurred during this review period or if your Financial Intermediary asks us to unwind a transaction based on their review of your Registered Representative's recommendations. Your Financial Institution, and we, may

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directly or indirectly earn income on your Premium Payments. These circumstances represent a conflict of interest. For more information, contact your Registered Representative.

HOW IS THE VALUE OF YOUR CONTRACT CALCULATED BEFORE THE ANNUITY COMMENCEMENT
DATE?

The Contract Value is the sum of the value of the Fixed Accumulation Feature, if applicable, and all Funds. There are two things that affect your Contract Value:
(1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the Funds.

When Premium Payments are credited to your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting partial or full Surrenders, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; reduced by

- The net asset value per share of each Fund at the end of the prior Valuation Day; reduced by

- Contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, divided by the number of days in the year multiplied by the number of days in the Valuation period.

We will send you a statement at least annually.

WHAT OTHER WAYS CAN YOU INVEST?

You may enroll in the following features (sometimes called a "Program") for no additional fee. Not all Programs are available with all Contract variations.

INVESTEASE

This electronic funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time. The minimum amount for each transfer is $50. You can elect to have transfers made into any available Fund. You can not use this Program to invest in the DCA Plus Programs.

STATIC ASSET ALLOCATION MODELS

This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Asset allocation models can be based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods, or can be based on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories.

If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model. You may invest in an asset allocation model through the Dollar Cost Averaging Program where the Fixed Accumulation Feature or a Dollar Cost Averaging Plus Program is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the Automatic Income Program.

You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.

You may be required to invest in an acceptable asset allocation model as a condition for electing and maintaining certain guaranteed minimum withdrawal benefits.

Your investments in an asset allocation model will be rebalanced quarterly to reflect the model's original percentages and you may cancel your model at any time subject to investment restrictions for maintaining certain guaranteed minimum withdrawal benefits.

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We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER? for more information.

You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Registered Representative. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.

-   Asset Rebalancing

In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time.

-   Dollar Cost Averaging

We offer three dollar cost averaging programs:

       -   DCA Plus

       -   Fixed Amount DCA

       -   Earnings/Interest DCA

DCA Plus -- These programs allow you to earn a fixed rate of interest on investments. These programs are different from the Fixed Accumulation Feature. We determine, in our sole discretion, the interest rates to be credited. These interest rates may vary depending on the Contract you purchased and the date business is received. Please consult your Registered Representative to determine the interest rate for your Program.

You may elect to lock in a rate of interest using either the "12-Month Transfer Program" or the "6-Month Transfer Program".

- Under the 12-Month Transfer Program, new Premium Payments will be credited with an interest rate that will not change for 12 months. You must then transfer these investments into available Funds (and not the Fixed Accumulation Feature) during this 12 month period. You must make at least 7 but no more than 12 transfers to fully deplete sums invested in this Program. Transfers out will occur monthly.

- Under the 6-Month Transfer Program, new Premium Payments will be credited with an interest rate that will not change for 6 months. You must then transfer these investments into available Funds (and not the Fixed Accumulation Feature) during this 6 month period. You must make at least 3 but no more than 6 transfers to fully deplete sums invested in this Program. Transfers out will occur monthly.

- Each time you make a subsequent Premium Payment, you can invest in a different rate lock program. Any subsequent investments made in a month (or other interest rate effective period) other than your last program investment are considered a separate rate lock program investment. You can invest in up to 5 different rate lock programs at one time.

- You must invest at least $5,000 in each rate lock program ($2,000 for qualified plan transfers or rollovers, including IRAs). We may pre-authorize transfers from our Fixed Accumulation Feature subject to restrictions. This minimum amount applies to the initial and all subsequent Premium Payments in a given rate lock program.

- Pre-authorized transfers will begin within 15 days of receipt of the Program payment provided we receive complete enrollment instructions in good order.

- If a DCA Plus payment is received without enrollment instructions and a DCA Plus program is active on the contract, we will set up the new Program to mirror the existing one. If a DCA Plus payment is received without enrollment instructions and a DCA Plus program is not active on the contract, but is the future investment allocation and a Static Model Portfolio Plan is active on the contract, we will set up the new Program to move funds to the Static Model Portfolio Plan. Otherwise, we will contact your investment professional to obtain complete instructions. If we do not receive in good order enrollment instructions within the 15 day timeframe noted above, we will refund the Program payment for further instruction.

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- If your Program payment is less than the required minimum amount, we will invest into the destination funds indicated on the Program instructions accompanying the payment. If Program instructions were not provided and a DCA Plus Program is active on the contract, we will apply the payment to the destination funds of the current DCA Plus program. Otherwise, we will contact your investment professional to obtain further investment instructions.

- The credited interest rate used under the DCA Plus Programs is not earned on the full amount of your Premium Payment for the entire length of the Program because Program transfers to Funds decrease the amount of your Premium Payment remaining in the Program.

- You may elect to terminate your involvement in this Program at any time. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the Funds you designated.

Fixed Amount DCA -- This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into a different Fund. This program begins approximately 15 days following the next monthly Contract Anniversary from the day the enrollment requested is established unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.

Earnings/Interest DCA -- This feature allows you to regularly transfer (monthly or quarterly) the interest earned from your investment in the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into another Fund. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.

AUTOMATIC INCOME PROGRAM

This systematic withdrawal feature allows you to make partial Surrenders up to 10% of your total Premium Payments each Contract Year without a Contingent Deferred Sales Charge. You can designate the Funds to be surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The minimum amount of each Surrender is $100. Amounts taken under this program will count towards the Annual Withdrawal Amount, and if received prior to age 59 1/2, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may satisfy Code Section 72(t)/(q) requirements by enrolling in this program. Your level of participation in this program may result in your exceeding permissible withdrawal limits under certain optional withdrawal riders.

OTHER PROGRAM CONSIDERATIONS

-   You may terminate your enrollment in any Program at any time.

- We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

       - any Fund is merged or substituted into another Fund -- then your allocations will be directed to the surviving Fund; or

       - any Fund is liquidated -- then your allocations will be directed to any available money market Fund.

     You may always provide us with updated instructions following any of these events.

- Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

- We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you. Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which model portfolio is best for you. Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each model portfolio is intended to maximize returns given various levels of risk tolerance, a model portfolio may not perform as intended. Market, asset class or allocation option class performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause a model portfolio to be ineffective or less effective in reducing volatility. A model portfolio may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of model portfolios can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the model portfolios. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund's investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular fund, see that Fund's prospectus.

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- Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employee Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any model portfolios. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any model portfolio with governing plan documents.

- If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.

-   These Programs may be adversely affected by Fund trading policies.

CAN YOU TRANSFER FROM ONE FUND TO ANOTHER?

During those phases of your Contract when transfers are permissible, you may make transfers between Funds according to the following policies and procedures, as they may be amended from time to time.

In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.

We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.

For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer", however, you cannot transfer the same Contract Value more than once a Valuation Day.

EXAMPLES

TRANSFER REQUEST PER VALUATION DAY                               PERMISSIBLE?
--------------------------------------------------------------------------------
Transfer $10,000 from a money market Sub-Account to a growth         Yes
Sub-Account
Transfer $10,000 from a money market Sub-Account to any              Yes
number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)
Transfer $10,000 from any number of different Sub-Accounts           Yes
to any number of other Sub-Accounts
Transfer $10,000 from a money market Sub-Account to a growth          No
Sub-Account and then, before the end of that same Valuation
Day, transfer the same $10,000 from the growth Sub-Account
to an international Sub-Account

SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF 20 SUB-ACCOUNT TRANSFERS EACH CONTRACT YEAR (the "Transfer Rule") by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

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We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.

The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution, or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.

THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT
TRANSFERS. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.

Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.

We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.

In certain circumstances, Fund abusive trading policies do not apply or may be limited. For instance:

- Certain types of financial intermediaries may not be required to provide us with shareholder information.

- "Excepted funds" such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

- A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.

- Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

- Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

- Certain forms of variable annuities and types of Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

- These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

- In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds ("Participants") or enforce the Transfer Rule because we do not keep Participants' account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

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HOW ARE YOU AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.

Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.

In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

FIXED ACCUMULATION FEATURE TRANSFERS -- If applicable, during each Contract Year, you may make transfers out of the Fixed Accumulation Feature to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:

- 30% of the Contract Value in the Fixed Accumulation Feature as of the last Contract Anniversary or Contract issue date or the largest sum of your prior transfers. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. These restrictions also apply to systematic transfers except for certain programs specified by us. The 30% does not include Contract Value in any DCA Plus Program; or

- An amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.

We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs, except for transfers under our DCA Plus Program.

If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer any amount up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.

We may defer transfers and Surrenders from the Fixed Accumulation Feature for up to 6 months from the date of your request.

You must wait 6 months after your most recent transfer from the Fixed Accumulation Feature before moving Sub-Account Values back to the Fixed Accumulation Feature. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.

As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Values in the Fixed Accumulation Feature to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.

TELEPHONE AND INTERNET TRANSFERS -- Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out at the end of that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact us as soon as possible.

We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your Registered Representative. Any oral communication should be re-confirmed in writing.

Telephone or Internet transfer requests may currently only be cancelled by calling us before the end of the Valuation Day you made the transfer request.

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We, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.

POWER OF ATTORNEY -- You may authorize another person to conduct financial and other transactions on your behalf by submitting a completed power of attorney form that meets the power of attorney requirements of your resident state law. Once we have the completed form on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing from you.

B. CHARGES AND FEES

MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge for assuming mortality and expense risks under the Contract. This charge is deducted from your Sub-Account Value.

The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

- Mortality Risk -- There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

- Expense Risk -- We also bear an expense risk that the CDSCs, if applicable, and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.

ANNUAL MAINTENANCE FEE

The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and your Account. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam Hartford line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.

ADMINISTRATIVE CHARGE

We apply a daily administration charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge. This charge compensates us for administrative expenses that exceed revenues from the Annual Maintenance Fee described above.

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PREMIUM TAXES

We deduct premium taxes, if required, by a state or other government agency. Some states collect these taxes when Premium Payments are made; others collect at Annuitization. Since we pay premium taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The premium tax rate varies by state or municipality and currently ranges from 0% - 3.5%.

SALES CHARGES

We offer three contract variations that have a CDSC (these forms of contract are called "Outlook", "Plus" and our base contract (which does not have a separate marketing name but is sometimes referred to in this prospectus as the "Core" version)), one contract version has a front end sales charge (called "Edge") and one contract version has no sales charge (called "Access"). These types of charges (and any available reductions or waivers) are described in Section 2.

CHARGES AGAINST THE FUNDS

Annual Fund Operating Expenses -- The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectuses.

REDUCED FEES AND CHARGES

We may offer, in our discretion, reduced fees and charges including, but not limited to, CDSCs, the Mortality and Expense Risk Charge, the Annual Maintenance Fee, and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.

Please see "Synopsis" for a description of charges and fees.

C. SURRENDERS

WHAT KINDS OF SURRENDERS ARE AVAILABLE?

BEFORE THE ANNUITY COMMENCEMENT DATE:

Full Surrenders -- When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, CDSCs, a pro-rated portion of optional benefit charges, if applicable and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

Partial Surrenders -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. We will deduct any applicable CDSC. You can ask us to deduct the CDSC from the amount you are Surrendering or from your remaining Contract Value. If we deduct the CDSC from your remaining Contract Value, that amount will also be subject to CDSC. This is our default option.

Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 8 (State Variations) for additional details.

There are several restrictions on partial Surrenders before the Annuity Commencement Date:

- The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

- After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after a Surrender.

Your resulting standard Death Benefit will be reduced proportionately if you Surrender the majority of your Contract Value. See sections 6 and 7 for information regarding the impact of Surrenders to Death Benefits and optional benefits.

AFTER THE ANNUITY COMMENCEMENT DATE:

Full Surrenders -- You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable CDSCs. The Commuted Value is determined on the day we receive your written request for Surrender.

Partial Surrenders -- Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Options. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we

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would have made during the "Period Certain" for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.

Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 8 (State Variations) for additional details.

To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.

We will deduct any applicable CDSCs.

If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.

These options may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.

HOW DO YOU REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone or on the Internet. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.

Written Requests -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

-   your tax withholding amount or percentage, if any, and

-   your mailing address.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from; otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.

Telephone Requests -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program, or you are no longer the owner of the Contract. Please call us with any questions regarding restrictions on telephone Surrenders.

Internet Requests -- To request a partial Surrender by internet; we must have received your completed Internet partial Withdrawal Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept internet instructions for partial Surrenders from either Owner. Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program, or you are no longer the owner of the Contract. Please call us with any questions regarding restrictions on Internet Surrenders.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone and Internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.

Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone and Internet.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders. If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

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WE DO NOT MONITOR SURRENDER REQUESTS. CONSULT YOUR PERSONAL TAX ADVISER TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY.

More than one Contract issued in the same calendar year -- If you own more than one Contract issued by us or our affiliates in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.

Internal Revenue Code section 403(b) annuities -- As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2 ). Distributions prior to age 59 1/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.

We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.

D. ANNUITY PAYOUTS

When you "annuitize" your Contract, you begin the process of converting Accumulation Units in what is known as the "payout phase." The payout phase starts with your Annuity Commencement Date and ends when we make the last payment required under your Contract. You should answer the following questions:

-   When do you want Annuity Payouts to begin?

-   Which Annuity Payout Option do you want to use?

-   How often do you want the Payee to receive Annuity Payouts?

- Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?

Please check with your Registered Representative to select the Annuity Payout Option that best meets your income needs.

WHEN DO YOUR ANNUITY PAYOUTS BEGIN?

Your Annuity Commencement Date cannot be earlier than:

X  2nd Contract Anniversary - if choosing a fixed dollar amount Annuity Payout

X  Immediately - if choosing a variable dollar amount Annuity Payout or be later than:

X Annuitant's 90th birthday (or if the Contract Owner is a Charitable Remainder Trust, the Annuitant's 100th birthday)

X  10th Contract Year (subject to state variation)

X The Annuity Commencement Date stated in an extension request (subject to your Financial Intermediary's rules for granting extension requests) received by us not less than 30 days prior to a scheduled Annuity Commencement Date

We reserve the right, in our sole discretion, to refuse to extend your Annuity Commencement Date regardless of whether we may have granted extensions in the past to you or other similarly situated investors. In certain instances, a Financial Intermediary has asked us to prohibit Annuity Commencement Date extensions for their customers when the Annuitant turns age 95. Please ask your Registered Representative whether you are affected by any such prohibition and make sure that you fully understand the implications this might have in regard to your living and Death Benefits.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?

Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.

LIFE ANNUITY

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

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LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant's age. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

LIFE ANNUITY WITH A CASH REFUND

We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.

JOINT AND LAST SURVIVOR LIFE ANNUITY

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

-   Remain the same at 100%, or

-   Decrease to 66.67%, or

-   Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant's age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

-   Remain the same at 100%, or

-   Decrease to 66.67%, or

-   Decrease to 50%.

For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

PAYMENTS FOR A PERIOD CERTAIN

We agree to make payments for a specified time. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. The maximum period that you can select is 100 years minus your Annuitant's age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, OR PAYMENTS FOR A PERIOD CERTAIN ANNUITY PAYOUT OPTION. A CONTINGENT DEFERRED SALES CHARGE, IF APPLICABLE, MAY BE DEDUCTED.

For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

Automatic Annuity Payouts -- If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a

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combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.

HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

-   monthly,

-   quarterly,

-   semi-annually, or

-   annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.

DO YOU WANT ANNUITY PAYOUTS TO BE FIXED DOLLAR AMOUNT OR VARIABLE DOLLAR AMOUNT?

You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

Fixed Dollar Amount Annuity Payouts -- Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate set by us.

Variable Dollar Amount Annuity Payouts -- Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

-   the Annuity Payout Option chosen,

-   the Annuitant's attained age and gender (if applicable),

- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and

-   the Assumed Investment Return ("AIR").

The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.

The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.

You can select one of the following AIRs offered, subject to state variations:

          ANNUITY                ANNUITY                ANNUITY
 AIR    UNIT FACTOR     AIR    UNIT FACTOR     AIR    UNIT FACTOR
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 3%      0.999919%      5%      0.999866%      6%      0.999840%

The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.

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For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.

Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.

After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with applicable transfer restriction policies.

Combination Annuity Payout -- You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.

E. STANDARD DEATH BENEFITS

WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts. We calculate the Death Benefit when, and as of the date that, we receive a certified death certificate or other legal document acceptable to us. The Death Benefits described below are at no additional cost. Standard Death Benefits are automatically included in your Contract unless superseded by certain optional benefits. Terms and titles used in riders to your Contract may differ from those used in this prospectus.

The calculated Death Benefit will remain invested according to the Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary's portion of the proceeds.

THE PREMIUM SECURITY DEATH BENEFIT

This standard Death Benefit is automatically issued if you and the Annuitant are all younger than age 81 when the Contract is issued. This Death Benefit is the highest of:

-   Contract Value; or

-   Total Premium Payments adjusted for partial Surrenders; or

-   The lesser of:

       -   Maximum Anniversary Value, or

       - the sum of Contract Value plus 25% of Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death).

Please refer to Premium Security Death Benefit examples 1 - 2 in Appendix I.

THE ASSET PROTECTION DEATH BENEFIT

This standard Death Benefit is automatically issued if you or the Annuitant are between ages 81 to 85 when the Contract is issued. This Death Benefit is the highest of:

-   Contract Value; or

-   The lesser of:

       -   Premium Payments (adjusted for partial Surrenders), or

       - the sum of Contract Value plus 25% of total Premium Payments adjusted for partial Surrenders (excluding Premium Payments we receive within 12 months of death).

If one of the Owners and Annuitant is age 81 or older on the date we issue this Contract and one of the Owners and Annuitant is age 79 or younger on the date we issue this Contract; however, the Death Benefit payable upon the death of the younger of the Owners or Annuitant will be the lesser of Maximum Anniversary Value or the sum of Contract Value plus 25% of Maximum Anniversary Value.

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Please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix I.

MAXIMUM ANNIVERSARY VALUE

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or the date of death, whichever is earlier.

The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

- Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

- Your Anniversary Value is reduced for any partial Surrenders since the Contract Anniversary.

The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

ADJUSTMENTS FOR SURRENDERS

We calculate the adjustments to your Maximum Anniversary Value for any Surrenders by reducing your Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Anniversary Value proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.

For examples of how this is applied for the Premium Security Death Benefit, please refer to Premium Security Death Benefit examples 1 - 2 in Appendix I and for the Asset Protection Death Benefit, please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix I.

We calculate the adjustment to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.

ADDITIONAL INFORMATION ABOUT DEATH BENEFITS

We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed a maximum of:

- $5 million of Premium Payments (as reduced by an adjustment for Surrenders), or

-   Contract Value plus $1 million.

Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable by us. The Death Benefit amount remains invested and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.

If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our "Safe Haven Program." Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.

The Beneficiary may elect under the Annuity Proceeds Settlement Option "Death Benefit Remaining with the Company" to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity

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Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying Contingent Deferred Sales Charges, if any. We reserve the right to inform the IRS in the event that we believe that any Beneficiary has intentionally delayed delivering proper proof of death in order to circumvent applicable Code proceeds payment duties. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.

The Beneficiary of a non-qualified Contract or IRA (prior to the required distribution date) may also elect the Single Life Expectancy Only option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.

If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner's death.

If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.

WHAT SHOULD THE BENEFICIARY CONSIDER?

Alternatives to the Required Distributions -- The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

Spousal Contract Continuation -- If the Owner dies and the Owner's Spouse is a beneficiary, then the portion of the Contract payable to the Spouse may be continued with the Spouse as Owner, unless the Spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payment Option. For certain Contracts, if the Contract continues with the Spouse as Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract continuation will only apply one time for each Contract.

WHO WILL RECEIVE THE DEATH BENEFIT?

The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.

If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.

IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving joint       The Annuitant is living or       Joint Contract Owner receives
                                 Contract Owner                   deceased                         the Death Benefit.
Contract Owner                   There is no surviving joint      The Annuitant is living or       Designated Beneficiary receives
                                 Contract Owner                   deceased                         the Death Benefit.
Contract Owner                   There is no surviving joint      The Annuitant is living or       Contract Owner's estate
                                 Contract Owner and the           deceased                         receives the Death Benefit.
                                 Beneficiary predeceases the
                                 Contract Owner
Annuitant                        The Contract Owner is living     There is no named Contingent     The Contract Owner becomes the
                                                                  Annuitant                        Contingent Annuitant and the
                                                                                                   Contract continues. The
                                                                                                   Contract Owner may waive this
                                                                                                   presumption and receive the
                                                                                                   Death Benefit.
Annuitant                        The Contract Owner is living     The Contingent Annuitant is      Contingent Annuitant becomes
                                                                  living                           the Annuitant, and the Contract
                                                                                                   continues.

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IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                             AND . . .                               THEN THE . . .
Contract Owner                            The Annuitant is living                   Designated Beneficiary becomes the
                                                                                    Contract Owner.
Annuitant                                 The Contract Owner is living              Contract Owner receives the payout at
                                                                                    death, if any.
Annuitant                                 The Annuitant is also the Owner           Designated Beneficiary receives the
                                                                                    payout at death, if any.

THESE ARE THE MOST COMMON SCENARIOS. SOME OF THE ANNUITY PAYOUT OPTIONS MAY NOT RESULT IN A PAYOUT AT DEATH.

6. OPTIONAL DEATH BENEFITS

A. MAV PLUS

OBJECTIVE

Refund net Premium Payments as well as some percentage of any Contract Value gains.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

The Death Benefit will be the greater of the standard Death Benefit and MAV Plus Death Benefit. If you also elect any optional benefit rider, the Death Benefit will be the greater of such optional rider and this rider.

The MAV Plus Death Benefit is the greatest of:

A.  Contract Value on the date we receive due proof of death.

B. Total Premium Payments adjusted for any partial Surrenders (see clause D below for a description of this adjustment).

C. Maximum Anniversary Value -- The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or the date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:
    (a) Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and (b) Anniversary Value is adjusted for any partial Surrenders since the Contract Anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

D. Earnings Protection Benefit -- The Earnings Protection Benefit depends on the age of you and/or your Annuitant on the date this rider is added to your Contract.

       - If each is aged 69 or younger, the Death Benefit is the Contract Value on the date we receive due proof of death plus 40% of the lesser of Contract gain on that date and the cap.

       - If you and/or your Annuitant are age 70 or older on the date this rider is added to your Contract, the benefit is the Contract Value on the date we receive due proof of death plus 25% of the lesser of Contract gain on that date and the cap.

    We determine Contract gain by subtracting your Contract Value on the date you added this rider from the Contract Value on the date we receive due proof of death. We then deduct any Premium Payments and add adjustments for any partial Surrender made during that time. We make an adjustment for partial Surrenders if the amount of Surrender is greater than the Contract gain immediately prior to the Surrender. The adjustment is the difference between the two, but not less than zero.

    We calculate the adjustment to your Maximum Anniversary Value for any Surrenders by reducing your Maximum Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Maximum Anniversary Value proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender. Please refer to the examples in Appendix I for illustrations of this adjustment.

    The Contract gain that is used to determine your Death Benefit has a limit or cap. The cap is 200% of the following:

       - the Contract Value on the date this rider was added to your Contract; plus

       - Premium Payments made after this rider was added to your Contract, excluding any Premium Payments made within 12 months of the date we receive due proof of death; minus

       -   any adjustments for partial Surrenders.

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    If you elect MAV Plus, the Death Benefit will be the greater of the Premium Security Death Benefit and the MAV Plus Death Benefit.

WHEN CAN YOU BUY THIS RIDER?

You may elect this rider only at the time of issue and once you do so, your choice is irrevocable. You may not choose this optional Death Benefit if the Owner(s) and/or Annuitant are age 76 or older on the Contract issue date. In states where the MAV Plus Death Benefit is not available, we offer the "Maximum Anniversary Value (MAV) Death Benefit" for the same additional fee. The MAV Death Benefit is the same as the MAV Plus Death Benefit but excludes the Earnings Protection Benefit.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

No.

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The annual charge for this rider is based on your daily Contract Value and is deducted daily. The charge for this rider continues to be deducted until we begin to make Annuity Payouts.

DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

No. This rider is not affected by the Benefit Amount or Payment Base.

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

No.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes.

DOES THIS RIDER REPLACE STANDARD DEATH BENEFITS?

No.

CAN YOU REVOKE THIS RIDER?

No.

WHAT EFFECT DO PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS
RIDER?

Surrenders will reduce the MAV Plus Death Benefit and will be subject to CDSCs, if any.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

We reserve the right to approve all ownership changes, including any assignment of your Contract to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits.

You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

CAN YOUR SPOUSE CONTINUE YOUR CONTRACT RIGHTS?

Yes. If your Spouse continues the Contract as Owner, we will use the date the Contract is continued with your Spouse as Owner as the effective date this rider was added to the Contract. This means we will use the date the Contract is continued with your Spouse as Owner as the effective date for calculating this Death Benefit going forward. The percentage used for this Death Benefit will be determined by the oldest age of any remaining joint Owner or Annuitant at the time the Contract is continued. Spousal Contract continuation can apply once during the term of this Contract.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

This rider will be terminated and the fee will no longer be assessed.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

No.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

No.

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CAN WE AGGREGATE CONTRACTS?

Yes. We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed a maximum of:

- $5 million of Premium Payments (as reduced by an adjustment for Surrenders), or

-   Contract Value plus $1 million.

Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- This rider is not available in all states or is named differently in those states.

- If your Contract has no gain, your Beneficiary will receive no additional benefit.

- A Death Benefit is paid to Beneficiaries upon the death of the Annuitant or any Owner, whichever occurs first.

- This rider may be used to supplement Death Benefits in other optional riders. In certain instances, however, this additional Death Benefit coverage could be superfluous.

-   Annuitizing your Contract will extinguish this rider.

7. OPTIONAL WITHDRAWAL BENEFITS

A. THE HARTFORD'S PRINCIPAL FIRST PREFERRED

OBJECTIVE

Protect your Premium Payments from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

This rider protects Premium Payments by guaranteeing annual Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted.

WHEN CAN YOU BUY THIS RIDER?

You cannot elect The Hartford's Principal First Preferred after May 1, 2008.

For investors purchasing a Contract after August 14, 2006, the maximum age of any Contract Owner or Annuitant when electing this rider is age 70. For all other investors, the maximum age of any Contract Owner or Annuitant electing this rider is age 85 for non-qualified plans and age 70 for IRA or qualified plans. If not elected at issue, Plus Contract Owners must wait until after the first Contract Anniversary before purchasing this benefit.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect this rider, you may not elect any optional riders other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The annual charge for this rider is based on your daily Account Value and is deducted daily. We will continue to deduct The Hartford's Principal First Preferred Charge until we begin to make Annuity Payouts or the rider is revoked.

DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

Yes. Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. If you elect the rider at a later date, your Contract Value on the date it is added to your Contract will be the initial Benefit Amount. Partial Surrenders in excess of your annual Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate Benefit Payments. If you elect the rider when purchasing the Contract, your initial Premium Payment is equal to the initial Benefit Amount. The maximum Benefit Payment is 5% of your Benefit Amount. Benefit Payments are available at

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any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current Contract Year. For example, if you do not take 5% one Contract Year, you may not take more than 5% the next Contract Year.

If you elect this rider when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you purchase this rider after you purchase your Contract, we count the first year as the time between the date you added this rider to your Contract and your next Contract Anniversary, which could be less than a year.

Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment on a dollar-for-dollar basis. When you make a subsequent Premium Payment, your Benefit Payments will increase by 5% of the amount of the subsequent Premium Payment.

Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.

If, in one year, your Surrenders total more than your annual Benefit Payment, we will recalculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we re-calculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we recalculate and your next Contract Anniversary, which could be less than a year.

Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:

A. If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding subsequent Premium Payments), are equal to or less than the Benefit Payment, the new Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.

B. If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:

       (i)  The Contract Value immediately following the partial Surrender; or

       (ii) The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.

Please refer to examples 2 - 6 for The Hartford's Principal First Preferred in Appendix I for illustrations regarding recalculation of your Benefit Amount.

Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), usually beginning after age 70 1/2. These withdrawals are called Required Minimum Distributions ("RMD"). An RMD may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future. If you enroll in our Automatic Income Program to satisfy the RMD from the Contract and, as a result, the withdrawals exceed your annual Benefit Payment, we will not recalculate your Benefit Amount or Benefit Payment.

IS THIS RIDER DESIGNED TO PAY YOU A DEATH BENEFIT?

No. However, partial Surrenders will reduce the standard Death Benefit.

DOES THIS RIDER REPLACE STANDARD DEATH BENEFITS?

No.

CAN YOU REVOKE THIS RIDER?

Yes. You may revoke this rider in writing anytime following the earlier of the 5th Contract Year (if elected at issuance) or the 5th anniversary of electing this rider post-issuance or at the time we exercise our right to impose investment restrictions. Annuitizing your Contract instead of receiving Benefit Payments will terminate this rider. If you revoke this rider you will not be able to elect any other optional benefit rider or participate in a Company-sponsored exchange program. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

WHAT EFFECT DO PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS
RIDER?

Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your annual Benefit Payment include any applicable CDSC.

If, in one year, your Surrenders total more than your annual Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we re-calculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.

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If your Contract Value is reduced to zero due to receiving annual Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments.

You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:

-   The Benefit Amount immediately prior to the ownership change or assignment;
    or

-   The Contract Value at the time of the ownership change or assignment.

The Benefit Payment will then be reset to 5% of the new Benefit Amount.

If the Owner dies and the sole Beneficiary is the Owner's Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.

You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT?

Yes. If the Owner dies and the sole Beneficiary is the deceased Owner's Spouse at the time of death, that Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

You may elect the annuitization option at any time. If you annuitize your Contract, you may choose this payout option in addition to those Annuity Payout Options offered in the Contract. Under this Annuity Payout Option (called the "PFP Annuity Payout Option"), we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Owner or the Annuitant should die before the PFP Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The PFP Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PFP Payout Option. Electing this option forfeits any right to Death Benefit values calculated under the standard Death Benefit or any optional death benefits you may have purchased. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed Annuity Payout option until your Benefit Amount is depleted.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the effective date.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.

CAN WE AGGREGATE CONTRACTS?

Yes. We reserve the right to treat all Contracts issued to you by us or one of our affiliates as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect optional withdrawal benefits in such other Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- We can revoke this rider if you violate the investment restrictions requirements. Once revoked, you cannot reinstate this or any other optional benefit rider and the rider fee will cease.

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- The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used in the calculation of the Benefit Amount and Benefit Payment is based on the investment performance of your Sub-Accounts.

-   Benefit Payments can't be carried forward from one year to the next.

- Annual Surrenders exceeding 5% accelerate depletion of your Benefit Amount even if you use the Automatic Income Program to meet RMD requirements. No reliable assumptions can be made that your payments will continue for any particular number of years.

- Additional contributions made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional contribution restores the Benefit Amount to the previous Benefit Amount.

- If elected post-issuance, the first one year period will be considered to be the time period between election and the next following Contract Anniversary.

- When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.

- We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

- The 2009 change to the Internal Revenue Code pertaining to Required Minimum Distributions do not change the calculation of your eligible withdrawal amount under the rider if you are enrolled in the Automatic Income Program.

B. THE HARTFORD'S LIFETIME INCOME FOUNDATION

OBJECTIVE

Protect principal from poor market performance, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:

- LIFETIME WITHDRAWAL BENEFIT. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life's 60th birthday, until the first death of any Covered Life ("Single Life Option") or the second death of any Covered Life ("Joint/Spousal Option"). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary multiplied by the applicable Withdrawal Percent. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to below our minimum Contract Value. The Withdrawal Percent varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to the Contract Anniversary following the Relevant Covered Life's 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.

- GUARANTEED MINIMUM DEATH BENEFIT. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. PARTIAL SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT. THIS GUARANTEED MINIMUM DEATH BENEFIT REPLACES THE STANDARD DEATH BENEFITS PROVIDED UNDER THIS CONTRACT.

WHEN CAN YOU BUY THIS RIDER?

The Hartford's Lifetime Income Foundation is closed to new investors.

When you buy this rider, you must provide us with the names and ages of the Owner, any joint Owner, Annuitant and Beneficiary.

A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.

For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.

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The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.

The maximum age of any Contract Owner or Annuitant when electing this rider is
80. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 81.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect this rider, you may not elect any rider other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary AFTER your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.

DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on:

- Subsequent Premium Payments. Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.

- Partial Surrenders. Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior or during an Eligible Withdrawal Year, and (b) if the aggregate amount of the partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:

    A. If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

    B.  If cumulative partial Surrenders during an Eligible Withdrawal Year are
        (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

    C. For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.

Partial Surrenders will diminish the Guaranteed Minimum Death Benefit. Please refer to the Examples in Appendix I for a more complete description of these effects.

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

Yes. However, your Withdrawal Percent, and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance,

- If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percent will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.

- If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percent will never increase above the Withdrawal Percent corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issue date to set the Withdrawal Percent. Once the Withdrawal Percent has been established, it

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  will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percent shall be.

     ATTAINED AGE OF RELEVANT COVERED                WITHDRAWAL PERCENT
     LIFE ON THE CONTRACT ANNIVERSARY         SINGLE LIFE         JOINT/SPOUSAL
   PRIOR TO THE FIRST PARTIAL SURRENDER          OPTION               OPTION
--------------------------------------------------------------------------------
                  60 - 64                         5.0%                 4.5%
                  65 - 69                         5.5%                 5.0%
                  70 - 74                         6.0%                 5.5%
                  75 - 79                         6.5%                 6.0%
                    80+                           7.0%                 6.5%

Your Withdrawal Percent may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year; you will not be able to carry remaining amounts forward to future Contract Years.

IS THIS RIDER DESIGNED TO PAY YOU A DEATH BENEFIT?

Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

    A. If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

    B.  If cumulative partial Surrenders during an Eligible Withdrawal Year are
        (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

    C. For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled "CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT" for more information on the continuation of the Lifetime Benefit Payments by your Spouse.

DOES THIS RIDER REPLACE THE STANDARD DEATH BENEFIT?

Yes.

CAN YOU REVOKE THIS RIDER?

Yes. Anytime following the earlier of Spousal Contract continuation or the 5th Contract Year, the Contract Owner may also elect to revoke the Lifetime Withdrawal Benefits whereupon we will deduct one last pro-rated fee for this rider and only the Guaranteed Minimum Death Benefit shall continue to apply. Certain changes in the Covered Life will also constitute a revocation of the Withdrawal Benefits. A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

In the event that this rider is terminated, whether as a result of your actions or ours, your Lifetime Benefit Payments will cease; your Payment Base will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

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WHAT EFFECT DO PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS
RIDER?

Please refer to the discussion under "DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?" for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a re-calculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.

Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new Relevant Covered Life.

After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change.

Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change.

You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then we will:

    A. If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the Guaranteed Minimum Death Benefit only. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

    B. If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, or we no longer offer this rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then:

    A. If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

    B. If we offer this rider and: (i) if partial Surrenders have been taken prior to the first Contract Anniversary, then we will use the attained age of the oldest Covered Life as of the rider effective date to reset the Withdrawal Percent, or (ii) if partial Surrenders have not been taken prior to the first Contract Anniversary, then we will use the attained age of the older Covered Life as of the Contract Anniversary prior to the first partial Surrender to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change; or

    C. If we offer this rider and the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

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If the rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.

The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

SINGLE LIFE OPTION ELECTION:

IF THE DECEASED IS . . .                    AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving             The Annuitant is living or       Joint Contract Owner receives
                                 non-spousal Contract Owner       deceased                         the Death Benefit and this
                                                                                                   rider terminates
Contract Owner                   There is a surviving spousal     The Annuitant is living or       Joint Contract Owner receives
                                 Contract Owner                   deceased                         the Death Benefit and this
                                                                                                   rider can continue under
                                                                                                   Spousal Contract continuation
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Designated
                                 Owner                            deceased                         Beneficiary receives the Death
                                                                                                   Benefit
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Estate
                                 Owner or Beneficiary             deceased                         receives the Death Benefit
Annuitant                        Contract Owner is living         There is no Contingent           Contract continues, no Death
                                                                  Annuitant and the Contract       Benefit is paid, and this rider
                                                                  Owner becomes the Contingent     continues
                                                                  Annuitant
Annuitant                        Contract Owner is living         There is no Contingent           Rider terminates and Contract
                                                                  Annuitant and the Contract       Owner receives the Death
                                                                  Owner waives their right to      Benefit
                                                                  become the Contingent Annuitant
Annuitant                        Contract Owner is Living         Contingent Annuitant is Living   Contingent Annuitant becomes
                                                                                                   the Annuitant and the Contract
                                                                                                   and this rider continues

JOINT/SPOUSAL ELECTION:

IF THE DECEASED IS . . .                 AND . . .                          AND . . .                       THEN THE . . .
Contract Owner               There is a surviving Contract      The Annuitant is living or         The surviving Contract Owner
                             Owner                              deceased                           continues the Contract and rider;
                                                                                                   we will increase the Contract
                                                                                                   Value to the Death Benefit value
Contract Owner               There is no surviving Contract     The Spouse is the sole primary     Follow Spousal Contract
                             Owner                              beneficiary                        continuation rules for joint life
                                                                                                   elections
Contract Owner               There is no surviving Contract     The Annuitant is living or         Rider terminates and Contract
                             Owner or Beneficiary               deceased                           Owner's estate receives the Death
                                                                                                   Benefit
Annuitant                    The Contract Owner is living       There is a Contingent Annuitant    The Rider continues; upon the
                                                                                                   death of the last surviving
                                                                                                   Covered Life, the rider will
                                                                                                   terminate.

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CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT?

-   SINGLE LIFE OPTION:

If a Covered Life dies and the Beneficiary is the deceased Covered Life's Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for new sales of this rider at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.

If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit, the Guaranteed Minimum Death Benefit will be set equal to the Contract Value and the rider charge will no longer be assessed.

-   JOINT/SPOUSAL OPTION:

This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

- The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

- The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date;

- The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender; and

- The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.

The remaining Covered Life can not name a new Owner of the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will then terminate upon the death of the remaining Covered Life.

If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the Guaranteed Minimum Death Benefit. If the age of the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will equal the Contract Value.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value and will not be able to elect any of the annuitization options allowed under this rider. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our minimum Contract Value then in effect. By annuitizing your Contract and choosing an income option, you will be exchanging your accumulated savings and Death Benefits for a guaranteed income stream.

If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. We will then issue you a payout annuity. You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.

-   SINGLE LIFE OPTION:

If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.

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If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years.

If the Annuitant is alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percent or 5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

This option may not be available if the Contract is issued to qualify under Code
Section 401, 403, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

-   JOINT/SPOUSAL OPTION:

If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.

If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.

If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a minimum number of years.

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of Withdrawal Percent or 4.5%. Therefore, the higher your then remaining Guaranteed Minimum Death Benefit is at the time of annuitization, the longer the time period you will be entitled to receive annuitization payments. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

These options may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the effective date of a Covered Life change. We may prohibit investment in any Sub-Account; require you to allocate your Contract Value in one of a number of asset allocation models, investment programs or fund of funds Sub-Accounts. Any transfers required to reallocate Contract Value will not be used in determining the number of transfers allowed during a Contract Year. If the restrictions are violated, the Withdrawal Benefit will be revoked but the Guaranteed Minimum Death Benefit will continue to apply.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We will not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments. This restriction is not currently enforced.

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CAN WE AGGREGATE CONTRACTS?

Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.

We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.

- Your annual Lifetime Benefit Payment may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

- Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these "lifetime" benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

- Even though this rider is designed to provide "living benefits," you should not assume that you will necessarily receive "payments for life" if you have violated any of the terms of this rider.

- The amount of the Withdrawal Percent used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.

- The determination of the "Relevant" Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

- We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time.

- Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

- You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or be able to elect optional riders other than MAV Plus.

- When the Single Life Option is chosen, your Spouse may find continuation of this rider to be unavailable or unattractive after the death of the Covered Life. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

- The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

- Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

-   This rider may not be suitable if a Covered Life is under attained age 60.

- The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and

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  those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.

- We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

- The 2009 change to the Internal Revenue Code pertaining to Required Minimum Distributions do not change the calculation of your eligible withdrawal amount under the rider if you are enrolled in the Automatic Income Program.

C. THE HARTFORD'S LIFETIME INCOME BUILDER II

OBJECTIVE

Protect your investment from poor market performance through potential annual automatic Payment Base increases, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:

- LIFETIME WITHDRAWAL BENEFIT. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life's 60th birthday, until the first death of any Covered Life ("Single Life Option") or until the second death of any Covered Life ("Joint/Spousal Option"). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary, as adjusted by annual Payment Base increases, multiplied by the applicable Withdrawal Percent. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to below our minimum Contract Value. The Withdrawal Percent varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to the Contract Anniversary following the Relevant Covered Life's 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.

- GUARANTEED MINIMUM DEATH BENEFIT. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments reduced for Partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. PARTIAL SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT. THIS GUARANTEED MINIMUM DEATH BENEFIT REPLACES THE STANDARD DEATH BENEFITS PROVIDED UNDER THIS CONTRACT.

WHEN CAN YOU BUY THIS RIDER?

The Hartford's Lifetime Income Builder II is closed to new investors.

When you buy this rider, you must provide us with the names and ages of the Owner, any joint Owner, Annuitant and Beneficiary.

A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.

For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.

The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.

The maximum age of any Contract Owner or Annuitant when electing this rider is
75. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 76.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect this rider, you may not elect any rider other than MAV Plus (MAV only in applicable states).

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HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary AFTER your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.

We reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. Fee increases will not apply if (a) the age of the Relevant Covered Life is 80 or older; or (b) you notify us in writing of your election to permanently waive automatic Payment Base increases. This fee may not be the same as the fee that we charge new purchasers.

Subject to the foregoing limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners as a result of a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.

We may offer a lower fee to customers who agree to participate in any asset allocation models, investment programs, or fund-of-funds we may designate from time to time.

You will receive advanced notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:

-   Notifying us in writing, verbally or electronically, if available.

- Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuiness of any election.

- We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

- We will only honor notifications from the Owner or joint Owner and not through your broker.

- Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.

- If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider's rules.

DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders as well as automatic Payment Base increases. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on certain changes in Covered Lives.

- Automatic Payment Base increases. Your Payment Base may fluctuate based on annual "automatic Payment Base increases." You will be qualified for annual automatic Payment Base increases commencing on your first Contract Anniversary. Automatic Payment Base increases will cease upon the earlier of the Annuity Commencement Date or the Contract Anniversary immediately following the Relevant Covered Life's attained age of 80. Automatic Payment Base increases are based on your then current Anniversary Value (prior to the rider charge being taken) divided by your Maximum Contract Value and then reduced by 1. In no event will this factor be less than 0% or greater than 10%. Automatic Payment Base increases will not take place if the investment performance of your Sub-Accounts is neutral or negative.

- Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.

- Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior or during an Eligible Withdrawal Year, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:

    A. If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a

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       dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

    B.  If cumulative partial Surrenders during an Eligible Withdrawal Year are
        (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

    C. For any partial Surrender that first causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.

Partial Surrenders will diminish the Guaranteed Minimum Death Benefit.

See Examples 7, 8 and 10-14 under The Hartford's Lifetime Income Builder II.

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

Yes. However, your Withdrawal Percentage and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance:

- If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percent will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.

- If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percent will never increase above the Withdrawal Percent corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issuance to set the Withdrawal Percent. Once the Withdrawal Percent has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percent shall be.

     ATTAINED AGE OF RELEVANT COVERED                WITHDRAWAL PERCENT
     LIFE ON THE CONTRACT ANNIVERSARY         SINGLE LIFE         JOINT/SPOUSAL
   PRIOR TO THE FIRST PARTIAL SURRENDER          OPTION               OPTION
--------------------------------------------------------------------------------
                  60 - 64                         5.0%                 4.5%
                  65 - 69                         5.5%                 5.0%
                  70 - 74                         6.0%                 5.5%
                  75 - 79                         6.5%                 6.0%
                    80+                           7.0%                 6.5%

Your Withdrawal Percent may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year, you will not be able to carry remaining amounts forward to future Contract Years.

See Examples 1-6 and 11-14 under The Hartford's Lifetime Income Builder II.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

    A. If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

    B.  If cumulative partial Surrenders during an Eligible Withdrawal Year are
        (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

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    C. For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled "CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT" for more information on the continuation of the Lifetime Benefit Payments by your Spouse.

See Examples 9, 10 and under The Hartford's Lifetime Income Builder II.

DOES THIS RIDER REPLACE THE STANDARD DEATH BENEFIT?

Yes.

CAN YOU REVOKE THIS RIDER?

No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

WHAT EFFECT DO PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS
RIDER?

Please refer to "DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?" for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments.

See Examples 7, 8 and 10-14 under The Hartford's Lifetime Income Builder II.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a re-calculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.

Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.

After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change.

Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change.

You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

    A. If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the Guaranteed Minimum Death Benefit only. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

    B. If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, or we no longer offer this rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then we will:

    A. If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

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    B. If we offer this rider and: (i) if partial Surrenders have been taken prior to the first Contract Anniversary, then we will use the attained age of the oldest Covered Life as of the rider effective date to reset the Withdrawal Percent, or (ii) if partial Surrenders have not been taken prior to the first Contract Anniversary, then we will use the attained age of the older Covered Life as of the Contract Anniversary prior to the first partial Surrender to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The Maximum Contract Value will be recalculated to equal the Contract Value on the date of the change; or

    C. If we offer this rider and the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If the rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.

The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

SINGLE LIFE OPTION ELECTION:

IF THE DECEASED IS . . .                    AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving             The Annuitant is living or       Joint Contract Owner receives
                                 non-spousal Contract Owner       deceased                         the Death Benefit and this
                                                                                                   rider terminates
Contract Owner                   There is a surviving spousal     The Annuitant is living or       Joint Contract Owner receives
                                 Contract Owner                   deceased                         the Death Benefit and this
                                                                                                   rider can continue under
                                                                                                   Spousal Contract continuation
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Designated
                                 Owner                            deceased                         Beneficiary receives the Death
                                                                                                   Benefit
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Estate
                                 Owner or Beneficiary             deceased                         receives the Death Benefit
Annuitant                        Contract Owner is living         There is no Contingent           Contract continues, no Death
                                                                  Annuitant and the Contract       Benefit is paid, and this rider
                                                                  Owner becomes the Contingent     continues
                                                                  Annuitant
Annuitant                        Contract Owner is living         There is no Contingent           Rider terminates and Contract
                                                                  Annuitant and the Contract       Owner receives the Death
                                                                  Owner waives their right to      Benefit
                                                                  become the Contingent Annuitant
Annuitant                        Contract Owner is Living         Contingent Annuitant is Living   Contingent Annuitant becomes
                                                                                                   the Annuitant and the Contract
                                                                                                   and this rider continues

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JOINT/SPOUSAL ELECTION:

IF THE DECEASED IS . . .                    AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving Contract    The Annuitant is living or       The surviving Contract Owner
                                 Owner                            deceased                         continues the Contract and
                                                                                                   rider; we will increase the
                                                                                                   Contract Value to the Death
                                                                                                   Benefit value
Contract Owner                   There is no surviving Contract   The Spouse is the sole primary   Follow Spousal Contract
                                 Owner                            beneficiary                      continuation rules for joint
                                                                                                   life elections
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates and Contract
                                 Owner or Beneficiary             deceased                         Owner's estate receives the
                                                                                                   Death Benefit
Annuitant                        The Contract Owner is living     There is a Contingent Annuitant  The Rider continues; upon the death of the last surviving
                                                                                                   Covered Life, the rider will
                                                                                                   terminate.

CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT?

-   SINGLE LIFE OPTION:

If a Covered Life dies and the Beneficiary is the deceased Covered Life's Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.

If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit, the Guaranteed Minimum Death Benefit will be set equal to the Contract Value and the rider charge will no longer be assessed.

-   JOINT/SPOUSAL OPTION:

This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

- The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date

- The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date

- The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender

- The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.

The remaining Covered Life can not name a new owner on the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.

If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the Guaranteed Minimum Death Benefit. If the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will equal the Contract Value.

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See Example 17 under The Hartford's Lifetime Income Builder II.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value and will not be able to elect any of the annuitization options allowed under this rider. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our minimum Contract Value then in effect.

If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. We will then issue you a payout annuity. You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.

-   SINGLE LIFE OPTION:

If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.

If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years.

If the Annuitant and joint Annuitant are alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or 5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

This option may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

-   JOINT/SPOUSAL OPTION:

If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.

If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.

If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a minimum number of years.

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or 4.5%. Therefore, the higher your then remaining Guaranteed Minimum Death Benefit is at the time of annuitization, the longer the time period you will be entitled to receive annuitization payments. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

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These options may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the effective date of any Covered Life change. If there is a Covered Life change, we may prohibit investment in any Sub-Account; require you to allocate your Contract Value in one of a number of asset allocation models, investment programs or fund of funds Sub-Accounts. Any transfers required to reallocate Contract Value will not be used in determining the number of transfers allowed during a Contract Year. If the restrictions are violated, the Withdrawal Benefit will be revoked but the Guaranteed Minimum Death Benefit will continue to apply.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We will not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments. This restriction is not currently enforced.

See Examples 9 and 10 under The Hartford's Lifetime Income Builder II.

CAN WE AGGREGATE CONTRACTS?

Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.

We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.

- Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

- Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these "lifetime" benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

- Even though this rider is designed to provide "living benefits," you should not assume that you will necessarily receive "payments for life" if you have violated any of the terms of this rider.

- The amount of the Withdrawal Percent used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.

- The determination of the "Relevant" Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

- We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

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- Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

- You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or able to elect optional riders other than MAV Plus.

- When the Single Life Option is chosen, Spouses may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

- The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

- Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

-   This rider may not be suitable if a Covered Life is under attained age 60.

- Annuity pay-out options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

- We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

- The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.

D. THE HARTFORD'S PRINCIPAL FIRST

OBJECTIVE

Protect your investment from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

This rider protects your investment by guaranteeing Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted. You may also elect "step-ups" that reset your Benefit Amount to the then prevailing Contract Value.

You or your Spouse (if Spousal Contract continuation has been chosen) may elect to step-up your Benefit Amount following the 5th Contract Year that you added this rider to your Contract and again on each fifth anniversary from the last time you elected to step-up your Benefit Amount (or upon Spousal Contract continuation, whichever is earlier)(these dates are called "election dates" in this section). Your Benefit Amount will then become the Contract Value as of the close of business on the Valuation Date that you properly made this election. Each time that you exercise step-up rights, your Benefit Payment will be reset to 7% of the new Benefit Amount, but will never be less than your then existing Benefit Payment. You must follow certain requirements to make this election:

- We will accept requests for a step-up in writing, verbally or electronically, if available.

- Written elections must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of making this election. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuiness of any election.

- We will not accept any election request prior to an election date. You may not post-date your election.

- If an election form is received in good order on or after an election date, the step-up will occur as of the close of business on the Valuation Day that the request is received by us at our Administrative Office. We reserve the right to require you to elect step-ups only on Contract Anniversaries.

- We will not honor any election request if your Contract Value is less than your Benefit Amount effective as of the step-up effective date.

- Your election is irrevocable. This means that if your Contract Value increases after your step-up, you can not ask us to reset your Benefit Amount again until your next election date. The fee for this rider may also change when you make this election and will remain in effect until your next election, if any.

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WHEN CAN YOU BUY THIS RIDER?

You may elect this benefit at any time, provided we are still offering this rider for new sales.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect this rider, you may not elect any riders other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The annual charge for this rider is based on your daily Sub-Account Value and is deducted daily. The charge continues to be deducted until we begin to make Annuity Payouts.

We will recalculate the charge each time that you step-up your Benefit Amount. The fee at the time of step-up will be the charge that we are then currently charging other customers who have previously elected this rider and have elected to step-up. This fee may not be the same as, but will not be more than, the fee that we charge new purchasers or the fee we set before we cease offering this rider. If we cease sales of this rider, we will predetermine the rider charge on a non-discriminatory basis. Before you decide to exercise your step-up privileges, you should request a current prospectus which will describe the then current charge effective upon exercising step-up rights.

We also reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. The fee increase will only apply if you elect to step-up your Benefit Amount. Subject to limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners as a result of a change of ownership of this Contract.

DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

Yes. If elected at the time of Contract issuance, your initial Benefit Amount is your initial Premium Payment. If elected after the Contract has been issued, your initial Benefit Amount will be the based on your Contract Value at the time the rider is elected. Any time after the 5th Contract Year that this rider has been in effect and thereafter on each fifth anniversary of the last step-up (or sooner upon Spousal Contract continuation); you (or your Spouse if Spousal Contract continuation rights have been elected) may elect to step-up the Benefit Amount to the Contract Value.

Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. Partial Surrenders in excess of your Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.

You cannot elect the step-up privilege if your then current Benefit Amount is higher than your Contract Value on step-up dates.

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate the Benefit Payment. The maximum Benefit Payment is 7% of your Benefit Amount on rider effective date, or if more recently, the last date on which a step up was elected, or the Benefit Amount was reduced due to a partial Surrender exceeding the Benefit Payment. Benefit Payments can begin at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current year. For example, if you do not take 7% one year, you may not take more than 7% the next year.

If you elect this rider when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you purchase this rider after you purchase your Contract, we count the first year as the time between the date we added this rider to your Contract and your next Contract Anniversary, which could be less than a year.

Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment. When you make a subsequent Premium Payment, your Benefit Payments will increase by 7% of the amount of the subsequent Premium Payment.

Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.

Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your annual Benefit Payment include any applicable Contingent Deferred Sales Charge.

IF, IN ONE YEAR, YOUR SURRENDERS TOTAL MORE THAN YOUR BENEFIT PAYMENT, WE WILL RE-CALCULATE YOUR BENEFIT AMOUNT AND YOUR BENEFIT PAYMENT COULD BE SIGNIFICANTLY LOWER IN THE FUTURE. Any time we recalculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.

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Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:

A. If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding establishments for subsequent Premium Payments), are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.

B. If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:

       (i)  The Contract Value immediately following the partial Surrender; or

       (ii) The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.

Please refer to examples 2 - 7 for The Hartford's Principal First in Appendix I for illustrations regarding recalculation of your Benefit Amount.

Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), usually beginning after age 70 1/2. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

No. However, partial Surrenders will reduce the standard Death Benefit.

DOES THIS RIDER REPLACE STANDARD DEATH BENEFITS?

No.

CAN YOU REVOKE THIS RIDER?

No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

WHAT EFFECT DO PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS
RIDER?

Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable CDSC.

If, in one year, your Surrenders total more than your Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we re-calculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.

If your Contract Value is reduced to zero due to receiving Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments. You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:

-   The Benefit Amount immediately prior to the ownership change or assignment;
    or

-   The Contract Value at the time of the ownership change or assignment.

The Benefit Payment will then be reset to 7% of the new Benefit Amount.

If the Owner dies and the sole Beneficiary is the Owner's Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.

You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

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CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT?

Yes. If the Owner dies and the Beneficiary is the deceased Owner's Spouse at the time of death, the Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

You may elect the annuitization option at any time. If you annuitize your Contract, you may choose this Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Annuity Payout Option (called the "PF Annuity Payout Option"), we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Owner or the Annuitant should die before the PF Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The PF Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PF Annuity Payout Option or any of the Death Benefit options offered in your Contract. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed dollar amount Annuity Payout option until your Benefit Amount is depleted.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

No.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.

CAN WE AGGREGATE CONTRACTS?

We reserve the right to treat all Contracts issued to you by us or one of our affiliates as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect any optional withdrawal benefit rider on both Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used to set Benefit Payments is based on the investment performance of your Sub-Accounts.

- Benefit Payments cannot be carried forward from one year to the next. You will not be warned if you take less than the maximum withdrawals available without triggering recalculation of your Benefit Payments.

- Annual Surrenders exceeding 7% accelerate depletion of your Benefit Amount even if you use the Automatic Income Program to meet RMD requirements. No reliable assumptions can be made that your payments will continue for any particular number of years.

- Additional contributions made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional contribution restores the Benefit Amount to the previous Benefit Amount.

- Voluntary or involuntary annuitization will terminate Benefit Payments. Annuity Payout options available subsequent to the Annuity Commencement Date may be less than Benefit Payments.

- There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.

- When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.

- We do not automatically increase payments under the Automatic Income Program if your Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Benefit Payments and your eligible Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

- The 2009 change to the Internal Revenue Code pertaining to Required Minimum Distributions do not change the calculation of your eligible withdrawal amount under the rider if you are enrolled in the Automatic Income Program.

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8. MISCELLANEOUS

A. DEFINITIONS

Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:

ACCOUNT: Any of the Sub-Accounts or the Fixed Accumulation Feature.

ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.

ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.

ADMINISTRATIVE OFFICE: Our overnight mailing address is: 1 Griffin Road North, Windsor, CT 06095-1512. Our standard mailing address is: Individual Markets Group, P.O. Box 5085, Hartford, Connecticut 06102-5085.

ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary, as adjusted for subsequent Premium Payments and partial Surrenders.

ANNUAL MAINTENANCE FEE: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.

ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.

ANNUITANT: The person on whose life the Contract is issued. Except as otherwise provided, the Annuitant may not be changed after your Contract is issued.

ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.

ANNUITY COMMENCEMENT DATE: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless we, in our sole discretion, agree to postpone to another date following our receipt of an extension request.

ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.

ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.

ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.

BENEFICIARY: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner and Annuitant as the case may be.

BENEFIT AMOUNT: The basis used to determine the maximum payout guaranteed under The Hartford's Principal First, The Hartford's Principal First Preferred and The Hartford's Lifetime Income Builder. The Benefit Amount is comprised of net Premium Payments, less any Payment Enhancements, if applicable, and may be subject to periodic step ups when The Hartford's Principal First or The Hartford's Lifetime Income Builder have been elected.

BENEFIT PAYMENT: The maximum guaranteed amount that may be withdrawn each Contract Year under The Hartford's Principal First, The Hartford's Principal First Preferred or The Hartford's Lifetime Income Builder. A Benefit Payment constitutes a partial Surrender.

CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.

CODE: The Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.

CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death.

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CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender.

CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.

CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.

CONTRACT OWNER, OWNER OR YOU: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize "you" in the prospectus.

CONTRACT VALUE: The total value of the Accounts on any Valuation Day.

CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

COVERED LIFE: The governing life or lives used for determining the Lifetime Withdrawal Feature under The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios.

DEATH BENEFIT: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.

DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.

ELIGIBLE WITHDRAWAL YEAR: As used in The Hartford's Lifetime Income Foundation and The Hartford's Lifetime Income Builder II, any Contract Year following the Relevant Covered Life's 60th birthday.

FIXED ACCUMULATION FEATURE: Part of our General Account, where you may allocate all or a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature may be called the Fixed Account. Not all forms of Contracts we offer contain a Fixed Accumulation Feature.

FUND: A registered investment company or a series thereof in which assets of a Sub-Account may be invested. We sometimes call the Funds you select a "Sub-Account".

GENERAL ACCOUNT: The General Account includes our company assets, including any money you may have invested in the Fixed Accumulation Feature, if available.

JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.

LIFETIME BENEFIT PAYMENT: The maximum guaranteed amount that can be withdrawn each year pursuant to The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects or The Hartford's Lifetime Income Builder Portfolios. A Lifetime Benefit Payment constitutes a partial Surrender. Withdrawals taken prior to an Eligible Withdrawal Year (The Hartford's Lifetime Income Foundation and The Hartford's Lifetime Income Builder II) or prior to the Lifetime Income Eligibility Date (The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios) are excluded from this definition.

LIFETIME INCOME ELIGIBILITY DATE: Under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios, the date the relevant Covered Life attains age 59 1/2, at which point Lifetime Benefit Payments can begin.

LIFETIME WITHDRAWAL FEATURE: Under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios, a series of Lifetime Benefit Payments in each Contract Year following the Lifetime Income Eligibility Date.

MAXIMUM ANNIVERSARY VALUE: This is the highest Anniversary Value, adjusted for subsequent Premium Payments and partial Withdrawals, prior to the deceased's 81st birthday or the date of death, if earlier.

MAXIMUM CONTRACT VALUE: The greatest of: (i) the Contract Value on the rider issue date, plus Premium Payments received after such date or (ii) the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary, plus Premium Payments received after such Contract Anniversary date.

MINIMUM CONTRACT VALUE: Subject to state variations, the Minimum Contract Value we establish from time to time.

NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.

1933 ACT: The Securities Act of 1933, as amended.

1934 ACT: The Securities Exchange Act of 1934, as amended.

1940 ACT: The Investment Company Act of 1940, as amended.

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NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.

PAYEE: The person or party you designate to receive Annuity Payouts.

PAYMENT BASE: The amount used to determine the Lifetime Benefit Payments for The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios. The Payment Base may be subject to automatic annual Payment Base increases when The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects or The Hartford's Lifetime Income Builder Portfolios has been elected. In The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios, Payment Base includes Payment Enhancements (Plus Contracts only) and front end sales charges (Edge Contracts only) but excludes any Employee Gross-Up. Your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored exchange program. For Plus contracts, your initial Payment Base includes any Payment Enhancement, if applicable; provided, however, Payment Enhancements are not taken into consideration as such for the purposes of The Hartford's Lifetime Income Foundation or The Hartford's Lifetime Income Builder II.

PAYMENT ENHANCEMENT: An amount we credit to your Contract Value at the time a Premium Payment is made for "Plus" Contracts only. The amount of a Payment Enhancement is based on the cumulative Premium Payments you make to your Contract.

PREMIUM PAYMENT: Money sent to us to be invested in your Contract (not taking into consideration any applicable front-end charges, Payment Enhancements or Employee Gross Up).

PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.

RELEVANT COVERED LIFE: When the Single Life option is chosen, the Relevant Covered Life will be the older of the Contract Owner(s) if the Contract Owner is a natural person or the Annuitant(s) if the Contract Owner is not a natural person. When the Joint/Spousal Option is chosen, however, the Relevant Covered Life will be the younger of the Contract Owner and his or her Spouse if the Contract Owner is a natural person or the Annuitant if the Contract Owner is not a natural person. As used herein, "attained age" means the chronological age of the Relevant Covered Life as of the most recent Contract Anniversary before requesting any partial Surrender or if a partial Surrender is requested during the first Contract Year, the chronological age of the Relevant Covered Life as of the Contract issuance date.

REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

SPOUSE: A person related to a Contract Owner by marriage pursuant to the Code.

SUB-ACCOUNT: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your "Sub-Account".

SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.

SURRENDER: A complete or partial withdrawal from your Contract.

SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding).

THRESHOLD: For the purposes of The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios, the amount used to determine the change in the Payment Base following a partial Surrender in any Contract Year that is not an Eligible Withdrawal Year (The Hartford's Lifetime Income Foundation and The Hartford's Lifetime Income Builder II) or any Contract Year that is prior to the Lifetime Income Eligibility Date (The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios). For the purposes of these optional riders, the percentage used to determine your Threshold amount is 5% (Single Life Election) or 4.5% Joint/Spousal Election) of the Payment Base.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

WE, US OR OUR: Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company, as the case may be.

WITHDRAWAL PERCENT: The multiplier used in calculating Lifetime Benefit Payments under The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios.

YOU: The Owner including any joint Owner(s). We do not capitalize "you" or "your" in this prospectus.

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B. STATE VARIATIONS

The following section describes modifications to this prospectus required by one or more state insurance departments as of the date of this prospectus. Unless otherwise noted, variations apply to all forms of Contracts we issue. References to certain state's variations do not imply that we actually offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.

- ALABAMA -- We will accept subsequent Premium Payments only during the first three Contract Years (if Contract contains the Fixed Account Rider).

- CALIFORNIA -- Any Owner 60 years old or older when purchasing this Contract in California must either elect the Senior Protection Program, or elect to immediately allocate the initial Premium Payments to the other investment options. Under the Senior Protection Program, we will allocate your initial Premium Payment to a Money Market Fund Sub-Account (or comparable money market Sub-Account) for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions. If you elect the Senior Protection Program you will not be able to participate in any InvestEase (if otherwise available) or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus, Static Asset Allocation Models and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in a Money Market Fund Sub-Account (or comparable money market Sub-Account) unless you direct otherwise. You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Account Value from a Money Market Fund Sub-Account (or comparable money market Sub-Account) to another investment option. When you terminate your participation in the Senior Protection Program you may reallocate your Contract Value in the Program to other investment options or we will automatically reallocate your Account Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested.

- CONNECTICUT -- There are no investment restrictions on the Sub-Accounts that you may invest in while subject to The Hartford's Principal First Preferred benefits. If you elect that rider, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us or our affiliates to you equal or exceed $100,000. For Connecticut residents that elect The Hartford's Principle First Preferred, The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II or The Hartford's Lifetime Income Foundation, contract aggregation provisions do not apply.

- FLORIDA -- The limit on Death Benefits imposed when aggregate Premium Payments total $5 million or more does not apply.

- ILLINOIS - The Fixed Accumulation Feature is not available if you elect The Hartford's Lifetime Income Builder Selects, The Hartford's Lifetime Income Builder Portfolios, The Hartford's Lifetime Income Builder II and The Hartford's Lifetime Income Foundation.

- MASSACHUSETTS -- We will accept subsequent Premium Payments only until the Annuitant's 66th birthday or the sixth Contract Anniversary, whichever is later. The Nursing Home Waiver is not available.

-   MINNESOTA -- MAV Plus is not available and the Maximum Anniversary Value
    (MAV) Death Benefit is offered instead.

- NEW JERSEY -- The only AIRs available are 3% and 5%. The investment restrictions and the contract aggregation provisions of The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II and The Hartford's Lifetime Income Foundation are not applicable to New Jersey Owners electing such rider. The Nursing Home Waiver is not available.

- NEW YORK -- We will not recalculate The Hartford's Principal First Preferred or The Hartford's Principal First Benefit Amounts if you change ownership or assign your Contract to someone other than your Spouse. The Minimum Contract Value is $1,000 after any Surrender. The minimum monthly Annuity Payout is $20. There are no investment restrictions for The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II and The Hartford's Lifetime Income Foundation. The rider charge for The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder Selects, and The Hartford's Lifetime Income Builder Portfolios is only deducted from the Sub-Accounts. MAV Plus is not available and the Maximum Anniversary Value (MAV) Death Benefit is offered instead.

  The Fixed Accumulation Feature is not available if you elect The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder Selects, and The Hartford's Lifetime Income Builder Portfolios. The only AIRs available are 3% and 5%. The Nursing Home Waiver is not available.

-   OKLAHOMA -- The only AIRs available are 3% and 5%.

- OREGON -- We will accept subsequent Premium Payments during the first six years. Owners may only sign up for DCA Plus Programs that are 6 months or longer. You may not choose a fixed dollar amount Annuity Payout. The Life Annuity with a Cash Refund Annuity Payout Option is not available for Oregon residents and the only AIRs available are 3% and 5%.

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- PENNSYLVANIA -- The Nursing Home Waiver minimum confinement period is changed from 180 days to 90 days. Pennsylvania residents may not choose a fixed dollar amount Annuity Payout or the Life Annuity with a Cash Refund Annuity Payout Option.

- WASHINGTON -- MAV Plus is not available and Maximum Anniversary Value (MAV) Death Benefit is offered instead. The Fixed Accumulation is not available if you elect The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder Selects, and The Hartford's Lifetime Income Builder Portfolios. The rider charge for The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder Selects, and The Hartford's Lifetime Income Builder Portfolios is only deducted from the Sub-Accounts.

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C. FINANCIAL STATEMENTS

You can find financial statements for us and the Separate Account in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.

D. MORE INFORMATION

OWNERSHIP CHANGES -- We reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits.

If the Owner dies and the sole Beneficiary is the Owner's Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the applicable Death Benefit. We will adjust the Contract Value in these circumstances to equal the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the applicable Death Benefit as a lump sum payment. This privilege will only apply once for each Contract.

You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

ASSIGNMENT -- A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. A qualified Contract may not be transferred or otherwise assigned (whether directly or used as collateral for a loan), unless allowed by applicable law and approved by us in writing. We can withhold our consent for any reason. We are not obligated to process any request for approval within any particular time frame. Please consult a qualified tax adviser before assigning your Contract.

SPECULATIVE INVESTING - Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. By purchasing this Contract you represent and warrant that you are not using this Contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

CONTRACT MODIFICATION -- We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.

MEDICAID BENEFITS -- Medicaid is a program that covers most medical costs, including nursing home and home care for the elderly and certain persons with disabilities. To qualify, individuals must meet both income and resource tests. Subject to state law, income tests measure whether earned and unearned income such as benefit payments exceeds predetermined monthly caps. Resource tests look to the value of countable assets such as this Contract. Medicaid also allows the costs of benefits such as nursing home care, home and community based services, and related hospital prescription drug services to be recaptured from a recipient's estate after their death (or if the recipient has a surviving Spouse, the recapture is suspended until after the death of the recipient's surviving Spouse).

Medicaid estate planning may be important to people who are concerned about long term care costs or the adequacy of their private LTC insurance. Benefits associated with this variable annuity may have an impact on your Medicaid eligibility and the assets considered for Medicaid benefits.

Certain asset and/or trust transfers (or a "spend down" of assets) made to become eligible for Medicaid may trigger periods of potentially unlimited ineligibility and can be considered fraud. Each state examines the financial history of a person to determine whether he or she transferred funds at below market value in order to qualify for Medicaid. These look-back periods are currently 36-months for asset transfers and 60-months for Medicaid exempt trust transfers.

Ownership interests or beneficiary status under this variable annuity can render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and beneficiary status of your Contract.

This discussion is intended to provide a very general overview and does not constitute legal advice or in any way suggest that you circumvent these rules. You should seek advice from a competent elder law attorney to make informed decisions about how this variable annuity may affect your plans.

E. LEGAL PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the

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Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's results of operations or cash flows in particular quarterly or annual periods.

F. HOW CONTRACTS ARE SOLD

We have entered into a distribution agreement with our affiliate Hartford Securities Distribution Company, Inc. ("HSD") under which HSD serves as the principal underwriter for the Contracts, which are offered on a continuous basis. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of HSD is the same as ours. PLANCO Financial Services, LLC, a subsidiary of Hartford Life Insurance Company, provides marketing support for us. Woodbury Financial Services, Inc. is another affiliated broker-dealer that sells this Contract.

HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions ("Financial Intermediaries") for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principle underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2008. Contracts will be sold by individuals who have been appointed by us as insurance agents and who are registered representatives of Financial Intermediaries ("Registered Representatives").

Core and Edge Contracts may be sold directly to the following individuals free of any commission ("Employee Gross-Up" on Core and no front-end sales charge on Edge): 1) current or retired officers, directors, trustees and employees (and their families) of our ultimate corporate parent and affiliates; and 2) employees and Registered Representatives (and their families) of Financial Intermediaries. If applicable, we will credit the Core Contract with a credit of 5.0% of the initial Premium Payment and each subsequent Premium Payment, if any. This additional percentage of Premium Payment in no way affects current or future charges, rights, benefits or account values of other Contract Owners.

We list below types of arrangements that help to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affect each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.

Financial Intermediaries receive commissions (described below under "Commissions"). Certain selected Financial Intermediaries also receive additional compensation (described below under "Additional Payments"). All or a portion of the payments we make to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries' internal compensation practices.

Affiliated broker-dealers also employ individuals called "wholesalers" in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.

COMMISSIONS

Up front commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation that you buy. We may pay a lower commission for sales to people over age 80.

Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your Registered Representative's compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.

Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your Registered Representative's (or their Financial Intermediary's) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.

ADDITIONAL PAYMENTS

Subject to FINRA and Financial Intermediary rules, we (or our affiliates) also pay the following types of fees to among other things encourage the sale of this Contract. These additional payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit.

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ADDITIONAL
PAYMENT TYPE                                                            WHAT IT'S USED FOR
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Access                            Access to Registered Representatives and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment             Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing                         Joint marketing campaigns and/or Financial Intermediary event advertising/participation;
                                  sponsorship of Financial Intermediary sales contests and/or promotions in which participants
                                  (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; client generation expenses.
Marketing Expense Allowances      Pay Fund related parties for wholesaler support, training and marketing activities for certain
                                  Funds.
Support                           Sales support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary's websites; shareholder services (including sub-accounting sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.
Training                          Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
Visibility                        Inclusion of our products on a Financial Intermediary's "preferred list"; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting our products and services.
Volume                            Pay for the overall volume of their sales or the amount of money investing in our products.

As of December 31, 2008, we have entered into ongoing contractual arrangements to make Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities: AIG Advisors Group, Inc., (Advantage Capital, AIG Financial Advisors, American General, FSC Securities Corporation, Royal Alliance Assoc., Inc.), Allen & Company, AMTrust Investment Svcs Inc., Associated Securities, Banc of America Investment Services Inc., Bancwest Investment Services, Inc., Cadaret, Grant & Co., Inc., Cambridge Investment Research Inc., Capital Analyst Inc., Centaurus Financial, Inc., CCO Investment Services Corp., Citigroup, Inc. (various divisions and affiliates), Comerica Securities, Commonwealth Financial Network, Compass Brokerage, Inc., Crown Capital Securities, L.P., Cuna Brokerage Services, Inc., Cuso Financial Services, L.P., Edward D. Jones & Co., L.P., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, First Montauk Securities Corp., First Tennessee Brokerage Inc., Frost Brokerage Services, Inc., Great American Advisors, Inc., H. Beck, Inc., H.D. Vest Investment Services (subsidiary of Wells Fargo & Company), Harbour Investments, Inc., Heim & Young Securities, Huntington Investment Company, Independent Financial Group LLC, Infinex Financial Group, ING Advisors Network, (Financial Network Services (or Investment) Corp., ING Financial Partners, Multi-Financial Securities, Primevest Financial Services, Inc.,), Inter-Securities Inc., Investacorp, Inc., Investment Professionals, Inc., Investors Capital Corp., J.J.B. Hilliard, James T. Borello & Co., Janney Montgomery Scott, Inc., Jefferson Pilot Securities Corporation, Key Investment Services, LaSalle Financial Services, Inc., Lincoln Financial Advisors Corp. (marketing name for Lincoln National Corp.), Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corporation, M&T Securities, Inc., Merrill Lynch Pierce Fenner & Smith, MML Investor Services Inc., Morgan Keegan & Company, Inc., Morgan Stanley & Co., Inc. (various divisions and affiliates), Mutual Service Corporation, NatCity Investments, National Planning Holdings (Invest Financial Corp., Investment Centers of America, Inc., National Planning Corp., SII Investments, Inc.), Newbridge Securities Corp., NEXT Financial Group, Inc., NFP Securities, Inc., Pension Planners Securities, Inc., Prime Capital Services, Inc., Prospera Financial Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, RBC Capital Markets., Robert W. Baird & Co. Inc., Rogan & Associates, Securities America, Inc., Sigma Financial Corporation, Sorrento Pacific, Stifel Nicolaus & Company, Incorporated, Summit Brokerage Services Inc., Sun Trust Bank, TFS Securities, Inc., The Investment Center, Inc., Thurston, Springer, Miller, Herd & Titak, Inc., Triad Advisors, Inc., U.S. Bancorp Investments, Inc., UBOC Investment Services, Inc. (Union Bank of California, N.A.), UBS Financial Services, Inc., Uvest Financial Services Group Inc., Vanderbilt Securities, LLC, Wachovia Securities, LLC (various divisions), Walnut Street Securities, Inc., Waterstone Financial Group, Wells Fargo Brokerage Services, L.L.C., WaMu Investments, Inc., Woodbury Financial Services, Inc. (an affiliate of ours).

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Registered Representative is or should be included in any such listing.

As of December 31, 2008, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities: AIM Advisors, Inc., AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investment Research and Management, Inc., American Variable Insurance Series & Capital Research and Management Company, Franklin Templeton Services, LLC, Oppenheimer Variable Account Funds & Oppenheimer Funds

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Distributor, Inc., Putnam Retail Management Limited Partnership. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.

For the fiscal year ended December 31, 2008, Additional Payments did not in the aggregate exceed approximately $55.8 million (excluding corporate-sponsorship related perquisites and Marketing Expense Allowances) or approximately 0.06% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $7.9 million or approximately 0.25% of the Premium Payments invested in a particular Fund during this period. Financial Intermediaries that received Additional Payments in 2008, but do not have an ongoing contractual relationship, are listed in the Statement of Additional Information.

Financial Intermediaries that received Additional Payments in 2008, but do not have an ongoing contractual relationship, are listed in the Statement of Additional Information.

9. FEDERAL TAX CONSIDERATIONS

A. INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code ("Code"), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Annuity Purchases by Nonresident Aliens and Foreign Corporations," regarding annuity purchases by non-U.S. Persons or residents.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

B. TAXATION OF THE COMPANY AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

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C. TAXATION OF ANNUITIES - GENERAL PROVISIONS AFFECTING CONTRACTS NOT HELD IN TAX-QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

    1.   NON-NATURAL PERSONS AS OWNERS

Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

- A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

- A contract acquired by the estate of a decedent by reason of such decedent's death,

- Certain contracts acquired with respect to tax-qualified retirement arrangements,

- Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

- A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

    2.   OTHER CONTRACT OWNERS (NATURAL PERSONS).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

       a.   DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract." It is unclear what value should be used in determining the "income on the contract." We believe that the current Contract Value (determined without regard to surrender charges) generally is an appropriate measure. However, in some instances the IRS could take the position that the value should be the current Contract Value (determined without regard to surrender charges) increased by some measure of the value of certain future cash-value type benefits.

iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

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iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi. In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

       b.  DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

iii. Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

       c.   AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

       d. 10% PENALTY TAX - APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY PAYMENTS.

i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.  The 10% penalty tax will not apply to the following distributions:

       1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

       2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

       3.   Distributions attributable to a recipient's becoming disabled.

       4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary).

       5. Distributions made under certain annuities issued in connection with structured settlement agreements.

       6. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

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       7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

       e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

       f.   REQUIRED DISTRIBUTIONS

i.   Death of Contract Owner or Primary Annuitant

      Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

       1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

       2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

       3. If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.  Alternative Election to Satisfy Distribution Requirements

      If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.

iii.  Spouse Beneficiary

      If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.

The General Account is subject to the Company's claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.

       g.   ADDITION OF RIDER OR MATERIAL CHANGE.

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

       h.  PARTIAL EXCHANGES.

The IRS in Rev. Rul. 2003-76 confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). However, Rev. Rul. 2003-76 also refers

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to caveats and additional guidance in the companion Notice 2003-51, which discusses cases in which a partial exchange is followed by a surrender, withdrawal or other distribution from either the old contract or the new contract. Notice 2003-51 specifically indicates that the IRS is considering (1) under what circumstances it should treat a partial exchange followed by such a distribution within 24 months as presumptively for "tax avoidance" purposes (e.g., to avoid the income-out-first rules on amounts received under Code
Section 72) and (2) what circumstances it should treat as rebutting such a presumption (e.g., death, disability, reaching age 59 1/2, divorce or loss of employment). Notice 2003-51 was superseded by Revenue Procedure 2008-24, effective for partial exchanges completed on or after June 30, 2008. Partial exchanges completed on or after this date will qualify for tax free treatment if: (1) no amounts are withdrawn from, or received in surrender of, either of the contracts involved in the exchange during the 12 months beginning on the date on which amounts are treated as received as premiums or other consideration paid for the contract received in the exchange (the date of transfer); or (2) the taxpayer demonstrates that certain conditions (e.g., death, disability, reaching age 59 1/2, divorce, loss of employment) occurred between the date of transfer and the date of the withdrawal or surrender. A transfer within the scope of the revenue procedure, but not treated as a tax-free exchange, will be treated as a taxable distribution, followed by a payment for a second contract. Two annuity contracts that are the subject of a tax-free exchange pursuant to the revenue procedure will not be aggregated, even if issued by the same insurance company. We advise you to consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange.

The applicability of the IRS's partial exchange guidance to the splitting of an annuity contract is not clear. You should consult with a tax adviser if you plan to split an annuity contract as part of an exchange of annuity contracts.

    3.   DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

-   no more than 70% is represented by any two investments,

-   no more than 80% is represented by any three investments and

-   no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.

Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling ("PLR") from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds' compliance with the terms and conditions contained in the PLR.

    4.   TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts

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without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.

Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

D. FEDERAL INCOME TAX WITHHOLDING

The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code
Section 3405, which requires the following:

    1. Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

    2. Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no "election out" is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any "election out" (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee's total tax liability.

E. GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled "Information Regarding Tax-Qualified Retirement Plans" for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and mandatory withholding on U.S. source taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.

G. ESTATE, GIFT AND GENERATION-SKIPPING TAX AND RELATED TAX CONSIDERATIONS

Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the

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payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.

H. TAX DISCLOSURE OBLIGATIONS

In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain "material advisers" to maintain a list of persons participating in such "reportable transactions," which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.

10. INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.

THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS MAY BE AVAILABLE. WE ARE NOT THE PLAN ADMINISTRATOR FOR ANY QUALIFIED PLAN. THE PLAN ADMINISTRATOR OR CUSTODIAN, WHICHEVER IS APPLICABLE, (BUT NOT US) IS RESPONSIBLE FOR ALL PLAN ADMINISTRATIVE DUTIES INCLUDING, BUT NOT LIMITED TO, NOTIFICATION OF DISTRIBUTION OPTIONS, DISBURSEMENT OF PLAN BENEFITS, HANDLING ANY PROCESSING AND ADMINISTRATION OF QUALIFIED PLAN LOANS, COMPLIANCE WITH REGULATORY REQUIREMENTS AND FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS FROM THE PLAN TO PLAN PARTICIPANTS AND, IF APPLICABLE, BENEFICIARIES OF PLAN PARTICIPANTS AND IRA CONTRIBUTIONS FROM PLAN PARTICIPANTS. OUR ADMINISTRATIVE DUTIES ARE LIMITED TO ADMINISTRATION OF THE CONTRACT AND ANY DISBURSEMENTS OF ANY CONTRACT BENEFITS TO THE OWNER, ANNUITANT OR BENEFICIARY OF THE CONTRACT, AS APPLICABLE. OUR TAX REPORTING RESPONSIBILITY IS LIMITED TO FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS TO THE APPLICABLE PAYEE AND IRA CONTRIBUTIONS FROM THE OWNER OF A CONTRACT, AS RECORDED ON OUR BOOKS AND RECORDS. IF YOU ARE PURCHASING A CONTRACT THROUGH A QUALIFIED PLAN, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR A QUALIFIED TAX ADVISER. YOU ALSO SHOULD CONSULT WITH A QUALIFIED TAX ADVISER AND/OR PLAN ADMINISTRATOR BEFORE YOU WITHDRAW ANY PORTION OF YOUR CONTRACT VALUE.

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The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.

We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.

1. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS").

In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

    a.   TRADITIONAL IRAS

Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.

You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse "designated beneficiary" of a deceased Plan participant may make a tax-free "direct rollover" (in the form of a direct transfer between Plan fiduciaries, as described below in "Rollover Distributions") from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an "inherited IRA" that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).

IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    b.  SEP IRAS

Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    c.   SIMPLE IRAS

The Savings Incentive Match Plan for Employees of small employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may

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make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.

If we do not serve as the Designated Financial Institution for your employer's SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

    d.  ROTH IRAS

Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be "rolled over" directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

2. QUALIFIED PENSION OR PROFIT-SHARING PLAN OR SECTION 401(k) PLAN

Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.

In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.

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3. TAX SHELTERED ANNUITY UNDER SECTION 403(b) ("TSA")

Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code
Section 501(c)(3) to purchase a "tax-sheltered annuity" ("TSA") contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee's "includable compensation" for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.

A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

    a.   after the employee reaches age 59 1/2;

    b.  upon the employee's separation from service;

    c.   upon the employee's death or disability;

    d. in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

    e. as a qualified reservist distribution upon certain calls to active duty.

An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.

Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. Section 1.403(b)-8(c)(2).

Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. Section 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant's or beneficiary's accumulated benefit immediately before such exchange (taking into account such participant's or beneficiary's accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant's employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.

4. DEFERRED COMPENSATION PLANS UNDER SECTION 457 ("SECTION 457 PLANS")

Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code
Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant's includible compensation or (2) the applicable dollar amount

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($16,500 for 2009). The Plan may provide for additional "catch-up" contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).

Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a
Section 457 Plan must remain subject to the claims of the employer's general creditors under Code Section 457(b)(6).

5. TAXATION OF AMOUNTS RECEIVED FROM QUALIFIED PLANS

Except under certain circumstances in the case of Roth IRAs or Roth accounts in Qualified plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.

For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.

In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6. PENALTY TAXES FOR QUALIFIED PLANS

Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

    a.   PENALTY TAXES ON PREMATURE DISTRIBUTIONS

Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:

    (i) made to a beneficiary (or to the employee's estate) on or after the employee's death;

    (ii) attributable to the employee's becoming disabled under Code Section 72(m)(7);

    (iii) part of a series of substantially equal periodic payments (not less frequently than annually - "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

    (iv) (except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

    (v) (except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

    (vi) not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year; or

    (vii) certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty.

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In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

    (viii) made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

    (ix) not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

    (x) for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).

If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

    b.  RMDS AND 50% PENALTY TAX

The RMD rules generally do not apply for the 2009 tax year. However, individuals who deferred 2008 RMDs until April 1, 2009, must still take an RMD by that date. Please consult with a qualified tax advisor or your Qualified Plan Administrator to determine how this change may affect you.

If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.

An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of -

    (i)  the calendar year in which the individual attains age 70 1/2, or

    (ii) (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over -

    (a) the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

    (b) over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.

If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.

If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.

The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.

In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.

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7. TAX WITHHOLDING FOR QUALIFIED PLANS

Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" from a Qualified Plan (described below in "ROLLOVER DISTRIBUTIONS"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "ROLLOVER DISTRIBUTIONS"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."

Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.

Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.

8. ROLLOVER DISTRIBUTIONS

The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.

For instance, generally any amount can be transferred directly from one type of Qualified Plan (e.g., a TSA) to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan (e.g., a TSA that is subject to the same kinds of salary reduction restrictions) and certain other conditions to maintain the applicable tax qualification are satisfied (e.g., as described above for TSA exchanges after September 24, 2007). Such a "direct transfer" between the same kinds of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.

By contrast, an amount distributed from one type of Plan (e.g., a TSA) into a different type of Plan (e.g., a Traditional IRA) generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a "60-day rollover", the missing amount that is not rolled over remains subject to normal income tax plus any applicable penalty tax.

Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either -

    a.   an RMD amount;

    b. one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

    c.   any distribution made upon hardship of the employee.

Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457
(e)(16), a "direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a

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"direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.

Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).

Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a nonspouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be recontributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken.

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TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION
  Safekeeping of Assets
  Experts
  Non-Participating
  Misstatement of Age or Sex
  Principal Underwriter
  Additional Payments
PERFORMANCE RELATED INFORMATION
  Total Return for all Sub-Accounts
  Yield for Sub-Accounts
  Money Market Sub-Accounts
  Additional Materials
  Performance Comparisons
ACCUMULATION UNIT VALUES
FINANCIAL STATEMENTS

                                                               APP I-1

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APPENDIX I -- EXAMPLES

TABLE OF CONTENTS

                                                                         PAGE
--------------------------------------------------------------------------------
Premium Security Death Benefit                                           APP 1-2
Asset Protection Death Benefit                                           APP 1-4
The Hartford's Principal First                                           APP 1-6
The Hartford's Principal First Preferred                                 APP 1-7
The Hartford's Lifetime Income Builder                                   APP 1-8
The Hartford's Lifetime Income Foundation                               APP 1-10
The Hartford's Lifetime Income Builder II                               APP 1-14
The Hartford's Lifetime Income Builder Selects and The Hartford's       APP 1-20
 Lifetime Income Builder Portfolios
MAV Plus                                                                APP 1-32

APP I-2

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PREMIUM SECURITY DEATH BENEFIT

EXAMPLE 1

Assume that:

- You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403, and your Maximum Anniversary Value was $106,000.

CALCULATION OF PREMIUM SECURITY DEATH BENEFIT

To calculate the Premium Security Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$117,403],

- Total Premium Payments adjusted for any partial Surrenders [$100,000 - $8,000 = $92,000],

- The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% x $106,000 = $143,903];
    the lesser (a) and (b) is $106,000.

The Premium Security Death Benefit is the greatest of these three values, which is $117,403.

                                                               APP I-3

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EXAMPLE 2

Assume that:

- You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

-   On the day we receive proof of Death, your Contract Value was $120,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).

CALCULATION OF PREMIUM SECURITY DEATH BENEFIT

To calculate the Premium Security Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- Total Premium Payments adjusted for any partial Surrenders [$57,857 (see below)],

-   The lesser of (a) Your Maximum Anniversary Value [$83,571 (see below)] and
    (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Premium Security Death Benefit is the greatest of these three values, which is $120,000.

ADJUSTMENT FOR PARTIAL SURRENDER FOR TOTAL PREMIUM PAYMENTS

The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.

ADJUSTMENT FOR PARTIAL SURRENDER FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $140,000 - $10,000 = $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

APP I-4

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ASSET PROTECTION DEATH BENEFIT

EXAMPLE 1

Assume that:

- You purchased your Contract with the Asset Protection Death Benefit, because You and/or Your Annuitant were over age 80 on the issue date,

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

-   On the day we receive proof of Death, your Contract Value was $117,403,

-   Your Maximum Anniversary Value was $106,000.

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$117,403],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$100,000 - $8,000 = $92,000] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% x $92,000 = $140,403]; the lesser of (a) and (b) is $92,000.

- The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% x $106,000 = $143,903];
    the lesser (a) and (b) is $106,000.

The Asset Protection Death Benefit is the greatest of these three values, which is $117,403.

EXAMPLE 2

Assume that:

- You purchased your Contract with the Asset Protection Death Benefit because You and/or Your Annuitant were over age 80 on the issue date,

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

-   On the day we receive proof of Death, your Contract Value was $120,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% x $57,857 = $134,464]; the lesser (a) and (b) is $57,857,

- The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is
    $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.

                                                               APP I-5

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EXAMPLE 3

ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN WE RECALCULATE YOUR BENEFIT AMOUNT BY COMPARING THE RESULTS OF TWO CALCULATIONS AND TAKING THE LESSER OF THE
TWO:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% x $57,857 = $134,464]; the lesser (a) and (b) is $57,857.

- The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% ($83,571) = $140,893]; the lesser (a) and (b) is
    $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.

APP I-6

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THE HARTFORD'S PRINCIPAL FIRST

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Benefit Amount is $100,000, which is your initial Premium Payment.

-   Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).

- Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.

EXAMPLE 7: IF YOU ELECT TO "STEP UP" THE HARTFORD'S PRINCIPAL FIRST AFTER THE 5TH YEAR, ASSUMING YOU HAVE MADE NO WITHDRAWALS, AND YOUR CONTRACT VALUE AT THE TIME OF STEP UP IS $200,000, THEN

- We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.

- Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.

                                                               APP I-7

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THE HARTFORD'S PRINCIPAL FIRST PREFERRED

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST PREFERRED WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Benefit Amount is $100,000, which is your initial Premium Payment.

-   Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $7,500, which is your new Benefit Amount ($150,000) multiplied by 5%.

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $95,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($5,000).

- Your Benefit Payment for the next year remains $5,000, because you did not take more than your maximum Benefit Payment ($5,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $5,000.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your "New Benefit Amount."

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 5% of the greater of your New Contract Value and New Benefit Amount, which is $4,500.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($5,000) to 5% of the New Benefit Amount ($1,500). Your Benefit Payment becomes the lower of those two values, or $1,500.

APP I-8

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THE HARTFORD'S LIFETIME INCOME BUILDER

FOR ALL EXAMPLES YOUR GUARANTEED MINIMUM DEATH BENEFIT IS THE GREATER OF THE BENEFIT AMOUNT AND THE CONTRACT VALUE ON THE DATE OF DUE PROOF OF DEATH.

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S LIFETIME INCOME BUILDER WHEN YOU PURCHASE YOUR CONTRACT, YOU ARE YOUNGER THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Benefit Amount is $100,000, which is your initial Premium Payment.

-   Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.

- Your Lifetime Benefit Payment is zero. The Lifetime Benefit Payment will be set equal to the Benefit Amount multiplied by 5% on the Contract Anniversary immediately following the Older Owner's 60th birthday.

EXAMPLE 2: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU MAKE NO ADDITIONAL PREMIUM PAYMENTS AND TAKE NO WITHDRAWALS DURING THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $105,000.

- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.

       -   ($105,000 / $100,000) - 1 = .05 = 5%.

- Your Benefit Amount is $105,000, which is your previous Benefit Amount plus the automatic Benefit Amount increase.

-   Your Benefit Payment is $5,250, which is 5% of your Benefit Amount.

- The annual charge for The Hartford's Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

       - $105,000 x .0075 = $787.50, this amount is deducted from the Contract Value.

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.

-   Your initial Benefit Amount is $100,000.

-   Your Benefit Payment is $5,000.

-   After the partial Surrenders of $1,000, your Benefit Amount is $99,000.

- There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.

- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($99,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.

       -   ($99,000 / $100,000) - 1 = -.01 subject to the minimum of 0%.

- Your Benefit Amount is $99,000, which is your previous Benefit Amount since the automatic Benefit Amount increase was 0%.

- Your Benefit Payment will remain at $5,000. Because your Benefit Amount did not increase because of the automatic Benefit Amount increase provision on the anniversary, the Benefit Payment will not increase. And because the remaining Benefit Amount ($99,000) is not less than the Benefit Payment immediately prior to the anniversary, the Benefit Payment will not be reduced.

- The annual charge for The Hartford's Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

       - $99,000 x .0075 = $742.50, this amount is deducted from the Contract Value.

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 3. ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2 AND THAT, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.

-   At the beginning of Contract Year 2, your initial Benefit Amount is $99,000.

-   Your Benefit Payment is $5,000.

-   Your Benefit Amount after the premium payment is $119,000.

-   Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 4. ASSUME THAT AT THE ON THE FOLLOWING ANNIVERSARY (THE END OF CONTRACT YEAR 2) THE CONTRACT VALUE IS $118,000 AND THAT NO WITHDRAWALS WERE TAKEN IN CONTRACT YEAR 2.

-   After premium payment, your Benefit Amount is $119,000.

                                                               APP I-9

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-   Your Benefit Payment is $5,950.

- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($118,000) divided by the Maximum Contract Value ($120,000), less 1 subject to a minimum of 0% and a maximum of 10%.

       -   ($118,000 / $120,000) - 1 = -.01667 subject to a minimum of 0%

- Your Benefit Amount is $119,000, which is your previous Benefit Amount since the automatic Benefit Amount increase is 0%.

-   Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.

- The annual charge for The Hartford's Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

       - $119,000 x .0075 = $892.50, this amount is deducted from the Contract Value.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 5. ASSUME THAT IN THE THIRD CONTRACT YEAR, A $35,000 PARTIAL SURRENDER IS TAKEN. THE PARTIAL SURRENDER INCLUDES A CONTINGENT DEFERRED SALES CHARGE. THE WITHDRAWAL LOWERED THE CONTRACT VALUE FROM $115,000 TO $80,000.

-   At the beginning of Contract Year 3, your initial Benefit Amount is
    $119,000.

-   Your Benefit Payment is $5,950.

- Since the total partial Surrender exceeds the Benefit Payment, the Benefit Amount is reset to the lesser of (i) or (ii) as follows

       -   (i) the Contract Value immediately following the partial withdrawal:
           $80,000.

       - (ii) the Benefit Amount prior to the partial Surrender, less the amount of the Surrender: $119,000 - $35,000 = $84,000.

-   Your new Benefit Amount is $80,000.

-   Your new Benefit Payment is $4,000, which is 5% of the new Benefit Amount.

EXAMPLE 7: ASSUME THAT ON THE CONTRACT ANNIVERSARY IMMEDIATELY FOLLOWING THE OLDER OWNER'S 60TH BIRTHDAY, THE CONTRACT VALUE IS $200,000.

-   Your Benefit Amount after the automatic increase calculation is $200,000.

-   Your Lifetime Benefit Payment is $10,000 which is 5% of your Benefit Amount.

- The annual charge for The Hartford's Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

       - $200,000 x .0075 = $1500, this amount is deducted from the Contract Value.

EXAMPLE 8: ASSUME THE OWNER WITHDRAWS $9,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.

-   Your Benefit Amount is $80,000 before the partial Surrender.

- Your Benefit Amount after the partial Surrender is $71,000, since the partial Surrender is less than your Benefit Payment.

- There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.

- Your Lifetime Benefit Payment will be reset to $3,550 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

EXAMPLE 9: ASSUME THE OWNER WITHDRAWS $12,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.

-   Your Benefit Amount is $80,000 before the partial Surrender.

-   Your Benefit Amount after the partial Surrender is $68,000.

- It is the lesser of Contract Value after the partial Surrender ($73,000) and the Benefit Amount immediately prior the partial Surrender, less the partial Surrender amount ($68,000). This comparison is done because the partial Surrender is greater than your Benefit Payment.

- Your Benefit Amount will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrenders. This reset occurs because the partial Surrender is greater than the annual Benefit Payment.

- Your Lifetime Benefit Payment will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

APP I-10

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THE HARTFORD'S LIFETIME INCOME FOUNDATION

EXAMPLE 1: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Threshold is $5,000, which is 5% of your Payment Base.

- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 2: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Threshold is $4,500, which is 4.5% of your Payment Base.

- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 3: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Withdrawal Percent is 5%, which is based on your age.

-   Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 4: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 3, HOWEVER YOUR FIRST PARTIAL SURRENDER IS TAKEN AT AGE 70. YOUR WITHDRAWAL PERCENT IS 6% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE YEAR IS $105,000.

- Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percent multiplied by $105,000, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

-   You take a partial Surrender of $6,000.

- Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

- Your Withdrawal Percent will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

-   Your remaining Lifetime Benefit Payment for the Contract Year is $300.

-   Your Contract Value after the withdrawal is $99,000.

- Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.

EXAMPLE 5: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Withdrawal Percent is 4.5%, which is based on your age.

-   Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

                                                                 APP I-11

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EXAMPLE 6: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 5, HOWEVER YOUR FIRST PARTIAL SURRENDER AT AGE 70. YOUR WITHDRAWAL PERCENT IS 5.5% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE YEAR IS $106,500.

- Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percent multiplied by $106,500, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

-   You take a partial Surrender of $5,500.

- Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

- Your Withdrawal Percent will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

-   Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.

-   Your Contract Value after the withdrawal is $101,000.

- Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.

EXAMPLE 7: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.

     PRIOR TO THE SURRENDER:

       -   Your initial Payment Base is $100,000.

       -   Your Threshold is $5,000.

       -   Your Guaranteed Minimum Death Benefit is $100,000.

     AFTER THE SURRENDER:

       - Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.

       - Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.

       - Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.

       - The annual charge for The Hartford's Lifetime Income Foundation is 0.30% of the Payment Base.

         - $99,000 x 0.30% = $297, this amount is deducted from the Contract Value.

       - Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.

EXAMPLE 8: ASSUME THE SAME FACTS AS EXAMPLE 2 (JOINT/SPOUSAL). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.

     PRIOR TO THE SURRENDER:

       -   Your initial Payment Base is $100,000.

       -   Your Threshold is $4,500.

       -   Your Guaranteed Minimum Death Benefit is $100,000.

     AFTER THE SURRENDER:

       - Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.

       - Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.

       - Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.

       - The annual charge for The Hartford's Lifetime Income Foundation is 0.30% of the Payment Base.

         - $99,000 x 0.30% = $297, this amount is deducted from the Contract Value.

       - Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.

APP I-12

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EXAMPLE 9: ASSUME THE SAME FACTS AS EXAMPLE 7 (SINGLE LIFE). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.

     PRIOR TO THE PREMIUM PAYMENT:

       - At the beginning of Contract Year 2, your initial Payment Base is $99,000.

       -   Your Threshold amount is $4,950.

       -   Your Guaranteed Minimum Death Benefit is $99,000.

     AFTER THE PREMIUM PAYMENT:

       - Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

       - Your Threshold amount is $5,950, which is 5% of the greater of your Contract Value immediately following the Premium Payment or your Payment Base immediately following the Premium Payment.

       - Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.

EXAMPLE 10: ASSUME THE SAME FACTS AS EXAMPLE 8 (JOINT/SPOUSAL). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.

     PRIOR TO THE PREMIUM PAYMENT:

       - At the beginning of Contract Year 2, your initial Payment Base is $99,000.

       -   Your Threshold amount is $4,455.

       -   Your Guaranteed Minimum Death Benefit is $99,000.

     AFTER THE PREMIUM PAYMENT:

       - Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

       - Your Threshold amount is $5,355, which is 4.5% of the greater of your Contract Value immediately following the Premium Payment or your Payment Base immediately following the Premium Payment.

       - Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.

EXAMPLE 11: ASSUME THE OLDER COVERED LIFE IS 74 (SINGLE LIFE). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $3,300 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 6%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000; THE LIFETIME BENEFIT PAYMENT IS 6% MULTIPLIED BY THE GREATER OF THE PAYMENT BASE OR CONTRACT VALUE, OR $3,300.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

       -   Your Withdrawal Percent is 6% for the duration of your Contract.

       - Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender.

                                                                 APP I-13

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EXAMPLE 12: ASSUME THE YOUNGER COVERED LIFE IS 74 (JOINT/SPOUSAL). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $3,025 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 5.5%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000; THE LIFETIME BENEFIT PAYMENT IS 5.5% MULTIPLIED BY THE GREATER OF PAYMENT BASE OR CONTRACT VALUE, OR $3,025.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

       -   Your Withdrawal Percent is 5.5% for the duration of your Contract.

       - Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.

EXAMPLE 13: ASSUME THE SAME FACTS AS EXAMPLE 11 (SINGLE LIFE). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $1,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $52,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $51,000.

     PRIOR TO THE PARTIAL SURRENDER:

       -   Your Payment Base is $50,000.

       -   Your Withdrawal Percent was previously locked in at 6%.

       -   Your remaining Lifetime Benefit Payment for this Contract Year is $0.

       -   Your Guaranteed Minimum Death Benefit is $46,700.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

       -   Your Lifetime Benefit Payment remaining for the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

EXAMPLE 14: ASSUME THE SAME FACTS AS EXAMPLE 12 (JOINT/SPOUSAL). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $2,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $49,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $47,000.

     PRIOR TO THE PARTIAL SURRENDER:

       -   Your Payment Base is $50,000.

       -   Your Withdrawal Percent was previously locked in at 5.5%.

       -   Your remaining Lifetime Benefit Payment for this Contract Year is $0.

       -   Your Guaranteed Minimum Death Benefit is $46,975.

     AFTER THE PARTIAL SURRENDER:

       - Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment / Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

       -   Your Lifetime Benefit Payment remaining for the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

APP I-14

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THE HARTFORD'S LIFETIME INCOME BUILDER II

EXAMPLE 1: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Threshold is $5,000, which is 5% of your Payment Base.

- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 2: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Threshold is $4,500, which is 4.5% of your Payment Base.

- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 3: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Withdrawal Percent is 5%, which is based on your age.

-   Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 4: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 3, HOWEVER YOUR FIRST PARTIAL SURRENDER IS TAKEN AT AGE 70. YOUR WITHDRAWAL PERCENT IS 6% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE YEAR IS $105,000.

- Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percent multiplied by $105,000, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

-   You take a partial Surrender of $6,000.

- Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

- Your Withdrawal Percent will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

-   Your remaining Lifetime Benefit Payment for the Contract Year is $300.

-   Your Contract Value after the withdrawal is $99,000.

- Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.

EXAMPLE 5: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Withdrawal Percent is 4.5%, which is based on your age.

-   Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

                                                                 APP I-15

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EXAMPLE 6: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 5, HOWEVER YOUR FIRST PARTIAL SURRENDER AT AGE 70. YOUR WITHDRAWAL PERCENT IS 5.5% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE YEAR IS $106,500.

- Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percent multiplied by $106,500, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

-   You take a partial Surrender of $5,500.

- Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

- Your Withdrawal Percent will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

-   Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.

-   Your Contract Value after the withdrawal is $101,000.

- Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.

EXAMPLE 7: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.

     PRIOR TO THE SURRENDER:

       -   Your initial Payment Base is $100,000.

       -   Your Threshold is $5,000.

       -   Your Guaranteed Minimum Death Benefit is $100,000.

     AFTER THE SURRENDER:

       - At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

         -   ($95,000/$100,000) - 1 = -.05 subject to the minimum of 0%.

       - Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

       - Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.

       - Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.

       - The annual charge for The Hartford's Lifetime Income Builder II is 0.75% of the Payment Base after the automatic increase calculation.

         - $99,000 x 0.75% = $742.50, this amount is deducted from the Contract Value.

       - Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.

APP I-16

-------------------------------------------------------------------------------

EXAMPLE 8: ASSUME THE SAME FACTS AS EXAMPLE 2 (JOINT/SPOUSAL). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.

     PRIOR TO THE SURRENDER:

       -   Your initial Payment Base is $100,000.

       -   Your Threshold is $4,500.

       -   Your Guaranteed Minimum Death Benefit is $100,000.

     AFTER THE SURRENDER:

       - At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

         -   ($95,000/$100,000) - 1 = -.05 subject to the minimum of 0%.

       - Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

       - Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.

       - Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.

       - The annual charge for The Hartford's Lifetime Income Builder II is 0.75% of the Payment Base after the automatic increase calculation.

         - $99,000 x 0.75% = $742.50, this amount is deducted from the Contract Value.

       - Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.

EXAMPLE 9: ASSUME THE SAME FACTS AS EXAMPLE 7 (SINGLE LIFE). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.

     PRIOR TO THE PREMIUM PAYMENT:

       - At the beginning of Contract Year 2, your initial Payment Base is $99,000.

       -   Your Threshold amount is $4,950.

       -   Your Guaranteed Minimum Death Benefit is $99,000.

     AFTER THE PREMIUM PAYMENT:

       - Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

       - Your Threshold amount is $5,950, which is 5% of the greater of your Contract Value immediately following the Premium Payment or your Payment Base immediately following the Premium Payment.

       - Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.

EXAMPLE 10: ASSUME THE SAME FACTS AS EXAMPLE 8 (JOINT/SPOUSAL). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.

     PRIOR TO THE PREMIUM PAYMENT:

       - At the beginning of Contract Year 2, your initial Payment Base is $99,000.

       -   Your Threshold amount is $4,455.

       -   Your Guaranteed Minimum Death Benefit is $99,000.

     AFTER THE PREMIUM PAYMENT:

       - Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

       - Your Threshold amount is $5,355, which is 4.5% of the greater of your Contract Value immediately following the Premium Payment or your Payment Base immediately following the Premium Payment.

       - Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.

                                                                    APP I-17

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EXAMPLE 11: ASSUME THE OLDER COVERED LIFE IS 74 (SINGLE LIFE). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $3,300 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 6%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000; THE LIFETIME BENEFIT PAYMENT IS 6% MULTIPLIED BY THE GREATER OF THE PAYMENT BASE OR CONTRACT VALUE, OR $3,300.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

       -   Your Withdrawal Percent is 6% for the duration of your Contract.

       - Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender.

EXAMPLE 12: ASSUME THE YOUNGER COVERED LIFE IS 74 (JOINT/SPOUSAL). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $3,025 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 5.5%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000; THE LIFETIME BENEFIT PAYMENT IS 5.5% MULTIPLIED BY THE GREATER OF PAYMENT BASE OR CONTRACT VALUE, OR $3,025.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

       -   Your Withdrawal Percent is 5.5% for the duration of your Contract.

       - Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.

EXAMPLE 13: ASSUME THE SAME FACTS AS EXAMPLE 11 (SINGLE LIFE). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $1,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $52,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $51,000.

     PRIOR TO THE PARTIAL SURRENDER:

       -   Your Payment Base is $50,000.

       -   Your Withdrawal Percent was previously locked in at 6%.

       -   Your remaining Lifetime Benefit Payment for this Contract Year is $0.

       -   Your Guaranteed Minimum Death Benefit is $46,700.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

       -   Your Lifetime Benefit Payment remaining for the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

APP I-18

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EXAMPLE 14: ASSUME THE SAME FACTS AS EXAMPLE 12 (JOINT/SPOUSAL). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $2,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $49,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $47,000.

     PRIOR TO THE PARTIAL SURRENDER:

       -   Your Payment Base is $50,000.

       -   Your Withdrawal Percent was previously locked in at 5.5%.

       -   Your remaining Lifetime Benefit Payment for this Contract Year is $0.

       -   Your Guaranteed Minimum Death Benefit is $46,975.

     AFTER THE PARTIAL SURRENDER:

       - Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/ Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

       -   Your Lifetime Benefit Payment remaining for the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

EXAMPLE 15: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). NOW ASSUME YOU HAVE REACHED YOUR FIRST CONTRACT ANNIVERSARY. YOUR CONTRACT VALUE ON THE CONTRACT ANNIVERSARY IS $110,000.

     PRIOR TO THE CONTRACT ANNIVERSARY:

       -   Your Payment Base is $100,000, which is your initial Premium Payment.

       -   Your Threshold is $5,000, which is 5% of your Payment Base.

       - Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

       - Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

     AFTER THE CONTRACT ANNIVERSARY:

       - At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($110,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

         -   ($110,000/$100,000) - 1 = .10 subject to the maximum of 10%.

       - Your Payment Base is $110,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

       - Your Threshold amount for the Contract Year is $5,500, which is your new Payment Base multiplied by 5%.

       - Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.

                                                                    APP I-19

-------------------------------------------------------------------------------

EXAMPLE 16: ASSUME THE SAME FACTS AS EXAMPLE 2 (JOINT/SPOUSAL). NOW ASSUME YOU HAVE REACHED YOUR FIRST CONTRACT ANNIVERSARY. YOUR CONTRACT VALUE ON THE ANNIVERSARY IS $105,000.

     PRIOR TO THE CONTRACT ANNIVERSARY:

       -   Your Payment Base is $100,000, which is your initial Premium Payment.

       -   Your Threshold is $4,500, which is 4.5% of your Payment Base.

       - Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

       - Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

     AFTER THE CONTRACT ANNIVERSARY:

       - At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

         -   ($105,000/$100,000) - 1 = .05 subject to the maximum of 10%.

       - Your Payment Base is $105,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

       - Your Threshold amount for the Contract Year is $4,725, which is your new Payment Base multiplied by 4.5%.

       - Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.

EXAMPLE 17: SPOUSAL CONTRACT CONTINUATION

On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000. The values for the rider are impacted as follows:

  Payment Base = $150,000 (greater of Contract Value or Payment Base on date of continuation)

  WP = existing Withdrawal Percent if partial Surrender have been taken, or else it is set using the remaining Spouse's attained age on the Contract Anniversary prior to the first partial Surrender (for this example we will say it is 6%).

  Lifetime Benefit Payment = $9,000 (WP x greater of Payment Base or Contract Value on date of continuation)

  Death Benefit = $150,000 (Contract Value on date of continuation)

  Maximum Contract Value (LIB II Only) = $150,000 (greater of Contract Value or Payment Base on date of continuation)

APP I-20

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THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS AND THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS

EXAMPLE 1: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
THRESHOLD                                                   $5,000                                     $5,000
                                           - 5% of your Payment Base                  - 5% of your Payment Base
LIFETIME BENEFIT PAYMENT                                      N/A                                        N/A
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

EXAMPLE 2: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
THRESHOLD                                                   $4,500                                     $4,500
                                           - 4.5% of your Payment Base                - 4.5% of your Payment Base
LIFETIME BENEFIT PAYMENT                                      N/A                                        N/A
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

EXAMPLE 3: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
WITHDRAWAL PERCENT                                            5%                                         5%
                                           - Based on your age                        - Based on your age
LIFETIME BENEFIT PAYMENT                                    $5,000                                     $5,000
                                           - 5% of your Payment Base                  - 5% of your Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

EXAMPLE 4: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 3 (SINGLE LIFE), HOWEVER YOUR FIRST PARTIAL SURRENDER IS TAKEN AT AGE 70. YOUR WITHDRAWAL PERCENT IS 6% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE YEAR IS $105,000. YOUR CONTRACT VALUE UPON ATTAINING AGE 70 IS $105,500.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $105,000                                   $105,000
LIFETIME BENEFIT PAYMENT                                    $6,330                                     $6,300
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by your
                                           greater of your Payment Base or Contract   Payment Base
                                           Value upon attaining age 70

                                                                    APP I-21

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YOU TAKE A PARTIAL SURRENDER OF $6,000, VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $105,000                                   $105,000
WITHDRAWAL PERCENT                                           6%(1)                                      6%(1)
LIFETIME BENEFIT PAYMENT                                     $330                                       $300
                                           - Remaining for Contract Year              - Remaining for Contract Year
CONTRACT VALUE AFTER THE WITHDRAWAL                         $99,000                                    $99,000
GUARANTEED MINIMUM DEATH BENEFIT                            $94,000                                    $94,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           withdrawal                                 withdrawal

EXAMPLE 5: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
WITHDRAWAL PERCENT                                           4.5%                                       4.5%
                                           - Based on your age                        - Based on your age
LIFETIME BENEFIT PAYMENT                                    $4,500                                     $4,500
                                           - 4.5% of your Payment Base                - 4.5% of your Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

(1) The Withdrawal Percentage will remain for the duration of your Contract unless an automatic Payment Base increase occurs on a future anniversary and a new Withdrawal Percent age band is applicable; if no automatic Payment Base increase occurs on a future anniversary where a new Withdrawal Percent age band is applicable, your Withdrawal Percent will remain as is.

EXAMPLE 6: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 5 (JOINT/SPOUSAL), HOWEVER YOUR FIRST PARTIAL SURRENDER IS TAKEN AT AGE 70. YOUR WITHDRAWAL PERCENT IS 5.5% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE CONTRACT YEAR IS $110,000. YOUR CONTRACT VALUE UPON ATTAINING AGE 70 IS $111,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $110,000                                   $110,000
LIFETIME BENEFIT PAYMENT                                    $6,105                                     $6,050
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by your
                                           greater of your Payment Base or Contract   Payment Base
                                           Value upon attaining age 70

YOU TAKE A PARTIAL SURRENDER OF $6,000, VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $110,000                                   $110,000
WITHDRAWAL PERCENT                                          5.5%(1)                                    5.5%(1)
LIFETIME BENEFIT PAYMENT                                     $105                                        $50
                                           - Remaining for Contract Year              - REMAINING FOR CONTRACT YEAR
CONTRACT VALUE AFTER THE WITHDRAWAL                        $105,000                                   $105,000
GUARANTEED MINIMUM DEATH BENEFIT                            $94,000                                    $94,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           withdrawal                                 withdrawal

APP I-22

-------------------------------------------------------------------------------

EXAMPLE 7: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE PRIOR TO THE RIDER CHARGE BEING DEDUCTED ON YOUR FIRST ANNIVERSARY IS $95,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
THRESHOLD                                                   $5,000                                     $5,000
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
                                           - Prior Payment Base reduced by            - Prior Payment Base reduced by
                                           withdrawal                                 withdrawal
WITHDRAWAL PERCENT                                           5%(1)                                      5%(1)
THRESHOLD                                                   $4,000                                     $4,000
                                           - Remaining for the Contract Year          - Remaining for the Contract Year
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           withdrawal                                 withdrawal

VALUES AFTER THE ANNIVERSARY PROCESSING:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
                                           - The ratio is the Contract Value          - Greater of the Contract Value prior to
                                           ($95,000) divided by your current Payment  the rider charge being taken, or
                                           Base ($99,000), less 1                     - Your current Payment Base
                                           - Resulting in -0.04%, subject to minimum
                                           of 0%, No change to the Payment Base
THRESHOLD                                                   $4,950                                     $4,950
                                           - 5% of your Payment Base                  - 5% of your Payment Base
RIDER CHARGE                                                $841.50                                   $1,138.50
                                           - Rider charge of 0.85% multiplied by      - Rider charge of 1.15% multiplied by
                                           your current Payment Base                  your current Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - No change due to anniversary processing  - No change due to anniversary processing

EXAMPLE 8: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE PRIOR TO THE RIDER CHARGE BEING DEDUCTED ON YOUR FIRST ANNIVERSARY IS $105,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
THRESHOLD                                                   $5,000                                     $5,000
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000

                                                                    APP I-23

-------------------------------------------------------------------------------

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
                                           - Prior Payment Base reduced by            - Prior Payment Base reduced by
                                           withdrawal                                 withdrawal
WITHDRAWAL PERCENT                                           5%(1)                                      5%(1)
THRESHOLD                                                   $4,000                                     $4,000
                                           - Remaining for the Contract Year          - Remaining for the Contract Year
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           withdrawal                                 withdrawal

VALUES AFTER THE ANNIVERSARY PROCESSING:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $105,000                                   $105,000
                                           - The ratio is the Contract Value          - Greater of the Contract Value prior to
                                           ($105,000) divided by your current         the rider charge being taken, or
                                           Payment Base ($99,000), less 1             - Your current Payment Base
                                           - Resulting in 0.06%, subject to minimum
                                           of 0% and maximum of 10%
THRESHOLD                                                   $5,250                                     $5,250
                                           - 5% of your Payment Base                  - 5% of your Payment Base
RIDER CHARGE                                                $892.50                                   $1,207.50
                                           - Rider charge of 0.85% multiplied by      - Rider charge of 1.15% multiplied by
                                           your current Payment Base                  your current Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - No change due to anniversary processing  - No change due to anniversary processing

EXAMPLE 9: ASSUME THE SAME FACTS AS EXAMPLE 2 (JOINT/SPOUSAL). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE PRIOR TO THE RIDER CHARGE BEING DEDUCTED ON YOUR FIRST ANNIVERSARY IS $95,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
THRESHOLD                                                   $4,500                                     $4,500
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
                                           - Prior Payment Base reduced by            - Prior Payment Base reduced by
                                           withdrawal                                 withdrawal
WITHDRAWAL PERCENT                                          4.5%(1)                                    4.5%(1)
THRESHOLD                                                   $3,500                                     $3,500
                                           - Remaining for the Contract Year          - Remaining for the Contract Year
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           withdrawal                                 withdrawal

APP I-24

-------------------------------------------------------------------------------

VALUES AFTER THE ANNIVERSARY PROCESSING:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
                                           - The ratio is the Contract Value          - Greater of the Contract Value prior to
                                           ($95,000) divided by your current Payment  the rider charge being taken, or
                                           Base ($99,000), less 1                     - Your current Payment Base
                                           - Resulting in -0.04%, subject to minimum
                                           of 0%, No change to the Payment Base
THRESHOLD                                                   $4,455                                     $4,455
                                           - 4.5% of your Payment Base                - 4.5% of your Payment Base
RIDER CHARGE                                                $841.50                                   $1,138.50
                                           - Rider charge of 0.85% multiplied by      - Rider charge of 1.15% multiplied by
                                           your current Payment Base                  your current Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - No change due to anniversary processing  - No change due to anniversary processing

EXAMPLE 10: ASSUME THE SAME FACTS AS EXAMPLE 7 (SINGLE LIFE). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, THE CONTRACT VALUE AFTER THE PAYMENT IS $121,000.

VALUES PRIOR TO THE PREMIUM PAYMENT:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
THRESHOLD                                                   $4,950                                     $4,950
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000

VALUES AFTER THE PREMIUM PAYMENT:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $119,000                                   $119,000
                                           - Prior Payment Base increased by the      - Prior Payment Base increased by the
                                           Premium Payment                            Premium Payment
THRESHOLD                                                   $6,050                                     $5,950
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by your
                                           greater of your current Payment Base or    current Payment Base
                                           Contract Value
GUARANTEED MINIMUM DEATH BENEFIT                           $119,000                                   $119,000
                                           - Prior Death Benefit increased by the     - Prior Death Benefit increased by the
                                           Premium Payment                            Premium Payment

                                                                    APP I-25

-------------------------------------------------------------------------------

EXAMPLE 11: ASSUME THE SAME FACTS AS EXAMPLE 9 (JOINT/SPOUSAL). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, THE CONTRACT VALUE AFTER THE PAYMENT IS $125,000.

VALUES PRIOR TO THE PREMIUM PAYMENT:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
THRESHOLD                                                   $4,455                                     $4,455
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000

VALUES AFTER THE PREMIUM PAYMENT:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $119,000                                   $119,000
                                           - Prior Payment Base increased by the      - Prior Payment Base increased by the
                                           Premium Payment                            Premium Payment
THRESHOLD                                                   $5,625                                     $5,355
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by your
                                           greater of your current Payment Base or    current Payment Base
                                           Contract Value
GUARANTEED MINIMUM DEATH BENEFIT                           $119,000                                   $119,000
                                           - Prior Death Benefit increased by the     - Prior Death Benefit increased by the
                                           Premium Payment                            Premium Payment

EXAMPLE 12: ASSUME THE OLDER COVERED LIFE IS 74 (SINGLE LIFE). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $3,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 6%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000.

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $50,000                                    $50,000
                                           - Partial Surrender did not exceed the     - Partial Surrender did not exceed the
                                           Lifetime Benefit Payment                   Lifetime Benefit Payment
WITHDRAWAL PERCENT                                           6%(1)                                      6%(1)
LIFETIME BENEFIT PAYMENT                                     $300                                        $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
                                           - Available Lifetime Benefit Payment was   - Available Lifetime Benefit Payment was
                                           6% multiplied by the greater of the        6% multiplied by the Payment Base on the
                                           Payment Base or Contract Value on the      Contract Anniversary
                                           Contract Anniversary                       - Available Lifetime Benefit Payment was
                                           - Available Lifetime Benefit Payment was   $3,000
                                           $3,300
GUARANTEED MINIMUM DEATH BENEFIT                            $47,000                                    $47,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           partial Surrender                          partial Surrender

APP I-26

-------------------------------------------------------------------------------

EXAMPLE 13: ASSUME THE YOUNGER COVERED LIFE IS 74 (JOINT/SPOUSAL). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $2,750 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 5.5%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000.

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $50,000                                    $50,000
                                           - Partial Surrender did not exceed the     - Partial Surrender did not exceed the
                                           Lifetime Benefit Payment                   Lifetime Benefit Payment
WITHDRAWAL PERCENT                                          5.5%(1)                                    5.5%(1)
LIFETIME BENEFIT PAYMENT                                     $275                                        $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
                                           - Available Lifetime Benefit Payment was   - Available Lifetime Benefit Payment was
                                           5.5% multiplied by the greater of the      5.5% multiplied by the Payment Base on
                                           Payment Base or Contract Value on the      the Contract Anniversary
                                           Contract Anniversary                       - Available Lifetime Benefit Payment was
                                           - Available Lifetime Benefit Payment was   $2,750
                                           $3,025
GUARANTEED MINIMUM DEATH BENEFIT                            $47,250                                    $47,250
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           partial Surrender                          partial Surrender

EXAMPLE 14: ASSUME THE SAME FACTS AS EXAMPLE 12 (SINGLE LIFE). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $1,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $52,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $51,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $50,000                                    $50,000
                                           - Partial Surrender did not exceed the     - Partial Surrender did not exceed the
                                           Lifetime Benefit Payment                   Lifetime Benefit Payment
WITHDRAWAL PERCENT                                            6%                                         6%
LIFETIME BENEFIT PAYMENT                                     $300                                        $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
                                           - Available Lifetime Benefit Payment was   - Available Lifetime Benefit Payment was
                                           6% multiplied by the greater of the        6% multiplied by the Payment Base on the
                                           Payment Base or Contract Value on the      Contract Anniversary
                                           Contract Anniversary                       - Available Lifetime Benefit Payment was
                                           - Available Lifetime Benefit Payment was   $3,000
                                           $3,300
GUARANTEED MINIMUM DEATH BENEFIT                            $47,000                                    $47,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           partial Surrender                          partial Surrender

                                                                    APP I-27

-------------------------------------------------------------------------------

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $49,323                                    $49,038
                                           - Proportional reduction:                  - Proportional reduction:
                                           1-($700/($52,000-$300)                     1-($1000/$52,000)
LIFETIME BENEFIT PAYMENT                                      $0                                         $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
GUARANTEED MINIMUM DEATH BENEFIT                            $46,068                                    $46,096
                                           - Prior Death Benefit reduced by partial   - Prior Death Benefit reduced by partial
                                           surrender NOT exceeding the Lifetime       surrender NOT exceeding the Lifetime
                                           Benefit Payment. Then, proportional        Benefit Payment. Then, proportional
                                           reduction multiplied by the result of the  reduction multiplied by the result of the
                                           above                                      above

EXAMPLE 15: ASSUME THE SAME FACTS AS EXAMPLE 13 (JOINT/SPOUSAL). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $2,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $49,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $47,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $50,000                                    $50,000
WITHDRAWAL PERCENT                                           5.5%                                       5.5%
LIFETIME BENEFIT PAYMENT                                     $275                                        $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
                                           - Available Lifetime Benefit Payment was   - Available Lifetime Benefit Payment was
                                           5.5% multiplied by the greater of the      5.5% multiplied by the Payment Base on
                                           Payment Base or Contract Value on the      the Contract Anniversary
                                           Contract Anniversary                       - Available Lifetime Benefit Payment was
                                           - Available Lifetime Benefit Payment was   $2,750
                                           $3,025
GUARANTEED MINIMUM DEATH BENEFIT                            $47,250                                    $47,250

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $48,230                                    $47,959
                                           - Proportional reduction:                  - Proportional reduction:
                                           1-($1,725/($49,000-$275)                   1-($2,000/$49,000)
LIFETIME BENEFIT PAYMENT                                      $0                                         $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
GUARANTEED MINIMUM DEATH BENEFIT                            $45,312                                    $45,321
                                           - Prior Death Benefit reduced by partial   - Prior Death Benefit reduced by partial
                                           surrender NOT exceeding the Lifetime       surrender NOT exceeding the Lifetime
                                           Benefit Payment. Then, proportional        Benefit Payment. Then, proportional
                                           reduction multiplied by the result of the  reduction multiplied by the result of the
                                           above                                      above

APP I-28

-------------------------------------------------------------------------------

EXAMPLE 16: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). NOW ASSUME YOU HAVE REACHED YOUR FIRST CONTRACT ANNIVERSARY. YOUR CONTRACT VALUE ON THE CONTRACT ANNIVERSARY IS $115,000.

VALUES PRIOR TO THE CONTRACT ANNIVERSARY:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
THRESHOLD                                                   $5,000                                     $5,000
                                           - 5% of your Payment Base                  - 5% of your Payment Base
LIFETIME BENEFIT PAYMENT                                      N/A                                        N/A
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

VALUES AFTER THE ANNIVERSARY PROCESSING:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $110,000                                   $115,000
                                           - The ratio is the Contract Value          - Greater of the Contract Value prior to
                                           ($115,000) divided by your current         the rider charge being taken, or
                                           Payment Base ($100,000), less 1            - Your current Payment Base
                                           - Resulting in 0.15%, capped at 10%.
                                           Subject to minimum of 0% and maximum of
                                           10%
THRESHOLD                                                   $5,500                                     $5,750
                                           - 5% of your Payment Base                  - 5% of your Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - No change due to anniversary processing  - No change due to anniversary processing

EXAMPLE 17: ASSUME THE SAME FACTS AS EXAMPLE 2 (JOINT/SPOUSAL). NOW ASSUME YOU HAVE REACHED YOUR FIRST CONTRACT ANNIVERSARY. YOUR CONTRACT VALUE ON THE ANNIVERSARY IS $115,000.

VALUES PRIOR TO THE CONTRACT ANNIVERSARY:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
THRESHOLD                                                   $4,500                                     $4,500
                                           - 4.5% of your Payment Base                - 4.5% of your Payment Base
LIFETIME BENEFIT PAYMENT                                      N/A                                        N/A
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

VALUES AFTER THE CONTRACT ANNIVERSARY:

PAYMENT BASE                                               $110,000                                   $115,000
                                           - The ratio is the Contract Value          - Greater of the Contract Value prior to
                                           ($115,000) divided by your current         the rider charge being taken, or
                                           Payment Base ($100,000), less 1            - Your current Payment Base
                                           - Resulting in 0.15%, capped at 10%.
                                           Subject to minimum of 0% and maximum of
                                           10%
THRESHOLD                                                   $4,950                                     $5,175
                                           - 4.5% of your Payment Base                - 4.5% of your Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - No change due to anniversary processing  - No change due to anniversary processing

                                                                    APP I-29

-------------------------------------------------------------------------------

EXAMPLE 18: SPOUSAL CONTRACT CONTINUATION (SINGLE LIFE)

On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.

VALUES UPON SPOUSAL CONTINUATION:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $150,000                                   $150,000
                                           - Equal to the Contract Value on date of   - Equal to Contract Value on date of
                                           continuation                               continuation
WITHDRAWAL PERCENTAGE                                         6%                                         6%
                                           - Withdrawal Percent is set using the      - Withdrawal Percent is set using the
                                           oldest Covered Life's age on the           oldest Covered Life's age on the
                                           effective date of continuation             effective date of continuation
LIFETIME BENEFIT PAYMENT                                    $9,000                                     $9,000
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by the
                                           Payment Base on date of continuation       Payment Base on date of continuation
GUARANTEED MINIMUM DEATH BENEFIT                           $150,000                                   $150,000
                                           - Equal to Contract Value on date of       - Equal to Contract Value on date of
                                           continuation                               continuation

EXAMPLE 19: SPOUSAL CONTRACT CONTINUATION (JOINT/SPOUSAL)

On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.

VALUES UPON SPOUSAL CONTRACT CONTINUATION:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $150,000                                   $150,000
                                           - Greater of Contract Value or Payment     - Greater of Contract Value or Payment
                                           Base on date of continuation               Base on date of continuation
WITHDRAWAL PERCENTAGE                                        5.5%                                       5.5%
                                           - Withdrawal Percent is set using the      - Withdrawal Percent is set using the
                                           oldest Covered Life's age on the           oldest Covered Life's age on the
                                           effective date of continuation             effective date of continuation
LIFETIME BENEFIT PAYMENT                                    $8,250                                     $8,250
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by
                                           greater of the Contract Value or Payment   Payment Base on date of continuation
                                           Base on date of continuation
GUARANTEED MINIMUM DEATH BENEFIT                           $150,000                                   $150,000
                                           - Equal to Contract Value on date of       - Equal to Contract Value on date of
                                           continuation                               continuation

APP I-30

-------------------------------------------------------------------------------

EXAMPLE 20: WITHDRAWAL PERCENT INCREASE; ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 4 (SINGLE LIFE). YOUR WITHDRAWAL PERCENT IS 6%, WHICH WAS BASED ON YOUR AGE (70) AT THE TIME OF FIRST WITHDRAWAL. YOUR LIFETIME BENEFIT PAYMENT PRIOR TO THE CONTRACT ANNIVERSARY IS $6,300. YOU ARE NOW AGE 75 AND YOUR ANNIVERSARY IS BEING PROCESSED. YOUR CONTRACT VALUE ON ANNIVERSARY IS $117,000.

VALUES PRIOR TO THE ANNIVERSARY:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $105,000                                   $105,000
WITHDRAWAL PERCENT                                            6%                                         6%
LIFETIME BENEFIT PAYMENT                                    $6,300                                     $6,300
GUARANTEED MINIMUM DEATH BENEFIT                            $94,000                                    $94,000

VALUES AFTER THE ANNIVERSARY PROCESSING:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $115,500                                   $117,000
                                           - The ratio is the Contract Value          - Greater of the Contract Value prior to
                                           ($117,000) divided by your current         the rider charge being taken, or
                                           Payment Base ($105,000), less 1            - Your current Payment Base
                                           - Resulting in 0.11%, capped at 10%.
                                           Subject to minimum of 0% and maximum of
                                           10%
WITHDRAWAL PERCENT                                           6.5%                                       6.5%
                                           - Due to the automatic increase and        - Due to the automatic increase and
                                           client reaching a new age band, the        client reaching a new age band, the
                                           Withdrawal Percent has increased           Withdrawal Percent has increased
LIFETIME BENEFIT PAYMENT                                   $7,507.50                                   $7,605
RIDER CHARGE                                                $977.50                                   $1,345.50
                                           - Rider charge of 0.85% multiplied by      - Rider charge of 1.15% multiplied by
                                           your current Payment Base                  your current Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                            $94,000                                    $94,000
                                           - No change due to anniversary processing  - No change due to anniversary processing

EXAMPLE 21

Assume the following Contract values:

Contract Value = $3,000

Lifetime Benefit Payment = $2,000

Client takes a partial Surrender of $2,000 (within rider limit)

New Contract Value = $2,000

- Minimum Amount Rule is reached as remaining Contract Value is reduced below one Lifetime Benefit Payment and the Partial Surrender was within the rider limit

       -   Contract Value is transferred to approved investment program

       -   We will no longer accept subsequent Premium Payments

       - We will begin to automatically pay the annual Lifetime Benefit Payment via the Automatic Income Program. The Lifetime Benefit Payment will be paid out of our General Account

       - The payout of the Lifetime Benefit Payment will no longer reduce the Contract Value, however, the Death Benefit will continue to be reduced

       -   We will waive the Annual Maintenance Fee and rider fee

       -   Benefit Increases will no longer be applied

NOTE: If the Contract Value is reduced below one Lifetime Benefit Payment on any Contract Anniversary due to performance the above scenario would occur.

                                                                    APP I-31

-------------------------------------------------------------------------------

EXAMPLE 22

Assume the following Contract values:

Contract Value = $3,000

Lifetime Benefit Payment = $2,000

Client takes a partial Surrender of $2,800 (exceeds rider limit)

New Contract Value = $2,000

- Minimum Account Rule is reached as remaining Contract Value is reduced below the Minimum Account Rule under the contract, $500 (varies by state) and the Partial Surrender exceeded the rider limit

       -   Contract is fully liquidated

EXAMPLE 23: AUTOMATIC PAYMENT BASE INCREASE TO RELEVANT COVERED LIFE ATTAINED AGE 90. ASSUME THAT YOU SELECT A SINGLE LIFE OPTION. YOUR WITHDRAWAL PERCENTAGE IS 7.5%, WHICH IS BASED ON YOUR AGE (85) AT THE TIME OF YOUR FIRST WITHDRAWAL. YOUR LIFETIME BENEFIT PAYMENT PRIOR TO CONTRACT ANNIVERSARY IS $7,500. YOU ARE NOW AGE 90 AND YOUR ANNIVERSARY IS BEING PROCESSED. YOUR CONTRACT VALUE ON YOUR ANNIVERSARY IS $120,000.

VALUES PRIOR TO ANNIVERSARY:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
WITHDRAWAL PERCENTAGE                                        7.5%                                       7.5%
LIFETIME BENEFIT PAYMENT                                    $7,500                                     $7,500
GUARANTEED MINIMUM DEATH BENEFIT                            $92,500                                    $92,500

VALUES AFTER THE ANNIVERSARY PROCESSING:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $110,000                                   $120,000
                                           The ratio is the Contract Value            Greater of the Contract Value prior to
                                           ($120,000) divided by current Payment      the rider charge being taken, or Your
                                           Base ($100,00), less 1 results in .20%,    Payment Base
                                           capped at 10%
WITHDRAWAL PERCENTAGE                                         8%                                         8%
                                           Due to the automatic increase and client   Due to the automatic increase and client
                                           reaching a new age band, the Withdrawal    reaching a new age band, the Withdrawal
                                           Percentage has increased                   Percentage has increased
LIFETIME BENEFIT PAYMENT                                    $8,800                                     $9,600
RIDER CHARGE                                                 $935                                     $1,380.50
                                           Rider charge of 0.85% multiplied by your   Rider charge of 1.15% multiplied by your
                                           current Payment Base                       current Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                            $92,500                                    $92,500
                                           No change due to anniversary processing    No change due to anniversary processing

APP I-32

-------------------------------------------------------------------------------

EXAMPLE 24: DEFERRAL ILLUSTRATION. ASSUME THAT ON YOUR BIRTHDAY IN SEPTEMBER 2008 YOU ARE 60. YOU PURCHASE THE CONTRACT IN NOVEMBER 2008 AND SELECT THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS WITH THE SINGLE LIFE OPTION. ASSUME NO GROWTH IN CONTRACT VALUE.

                                                   NO PARTIAL SURRENDERS IN                     PARTIAL SURRENDER IN
                 FEATURE                          FIRST 5 YEARS OF THE RIDER                  SECOND YEAR OF THE RIDER
-------------------------------------------------------------------------------------------------------------------------------
WITHDRAWAL PERCENTAGE AT ISSUE                                5%                                         5%
PAYMENT BASE AT ISSUE                                      $100,000                                   $100,000
LIFETIME BENEFIT PAYMENT AT ISSUE                           $5,000                                     $5,000
WITHDRAWAL PERCENTAGE ON BIRTHDAY IN                   Increased to 5.5%                            Remains at 5%
SEPTEMBER 2013 WHEN RELEVANT COVERED LIFE
IS AGE 65
PAYMENT BASE ON BIRTHDAY                                   $100,000                                   $100,000
                                           No change due to birthday                  No change due to birthday
LIFETIME BENEFIT PAYMENT ON BIRTHDAY                  Increased to $5,500                         Remains at $5,000
ANNIVERSARY IN NOVEMBER 2013 - CONTRACT                    $100,000                                   $100,000
VALUE IS LESS THAN CURRENT PAYMENT BASE,
SO THERE IS NO CHANGE TO THE PAYMENT BASE
WITHDRAWAL PERCENTAGE                                        5.5%                                        5%
LIFETIME BENEFIT PAYMENT                                    $5,500                                     $5,000

MAV PLUS

EXAMPLE 1

Assume that:

- You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

-   You made a single Premium Payment of $100,000,

-   In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

-   On the day we receive proof of Death, your Contract Value was $117,403,

-   Your Maximum Anniversary Value was $106,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Premium Security Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR EARNINGS PROTECTION BENEFIT

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$109,273 - $100,000 - $0 + $0 = $9,273].

Since the Contract gain at the time of partial Surrender [$9,273] exceeds the partial Surrender [$8,000], there is no adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

We would calculate the Contract gain as follows:

-   Contract Value on the day we receive proof of Death [$117,403],

- Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

-   Add any adjustments for partial Surrenders [$0],

So the Contract gain equals $17,403.

                                                                    APP I-33

-------------------------------------------------------------------------------

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

- plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

-   minus any adjustments for partial Surrenders ($0),

Which equals $100,000. The cap is 200% of $100,000, which is $200,000.

MAV PLUS DEATH BENEFIT AMOUNT IS $106,000. (See Example 1 under Premium Security Death Benefit for details of calculation.)

ADJUSTED TOTAL PREMIUM PAYMENT AMOUNT IS $92,000. (See Example 1 under MAV PLUS/EPB Death Benefit for details of calculation.)

MAV PLUS DEATH BENEFIT

In this situation the cap does not apply, so we take the Contract Value on the date we receive proof of death and adds 40% of gain [$117,403 + 40% (17,403)] which totals $124,364. This is the greatest of the four values compared, and so is the Death Benefit.

EXAMPLE 2

Assume that:

- You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

-   You made a single Premium Payment of $100,000,

-   In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)),

-   On the day we receive proof of Death, your Contract Value was $120,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$150,000 - $100,000 - $0 + $0 = $50,000].

Since the partial Surrender [$60,000] exceeds the Contract gain at the time of partial Surrender [$50,000], the adjustment for the partial Surrender is the difference, or $10,000.

CALCULATION OF CONTRACT GAIN

We would calculate the Contract gain as follows:

-   Contract Value on the day we receive proof of Death [$120,000],

- Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

-   Add any adjustments for partial Surrenders [$10,000],

So the Contract gain equals $30,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

- plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

-   minus any adjustments for partial Surrenders ($10,000),

Which equals $90,000. The cap is 200% of $90,000, which is $180,000.

APP I-34

-------------------------------------------------------------------------------

ADJUSTMENT FOR PARTIAL SURRENDERS FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $140,000 - $10,000 = $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 minus $10,000 = $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so we take 40% of Contract gain on the day we receive proof of death $30,000 or $12,000 and add that to the Contract Value on the date we receive proof of death. Therefore, the Earnings Protection Benefit is [40% ($30,000) + $120,000], which equals $132,000.

                                                                    APP II-1

-------------------------------------------------------------------------------

APPENDIX II - ACCUMULATION UNIT VALUES

The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information.

There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. There are two tables below reflecting the Accumulation Unit Values for Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company. The tables show only the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits. Tables showing all classes of Accumulation Unit Values corresponding to all combinations of optional benefits appear in the Statement of Additional Information, which you may obtain free of charge by contacting us.

HARTFORD LIFE INSURANCE COMPANY

SERIES II/IIR:

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.484           $1.486           $1.335
  Accumulation Unit Value at end
   of period                          $0.704           $1.484           $1.486
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      6,589            7,750            8,599
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.419           $1.432           $1.297
  Accumulation Unit Value at end
   of period                          $0.667           $1.419           $1.432
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        416              575              591
AIM V.I. CAPITAL APPRECIATION
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.533           $1.392           $1.332
  Accumulation Unit Value at end
   of period                          $0.867           $1.533           $1.392
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,587            3,133            3,945
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.466           $1.342           $1.294
  Accumulation Unit Value at end
   of period                          $0.822           $1.466           $1.342
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        485              577              687
AIM V.I. CAPITAL DEVELOPMENT
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $9.780           $9.548                -
  Accumulation Unit Value at end
   of period                          $5.093           $9.780                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         43                8                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.758           $9.537                -
  Accumulation Unit Value at end
   of period                          $5.041           $9.758                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
AIM V.I. CORE EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $12.529          $11.787          $10.273
  Accumulation Unit Value at end
   of period                          $8.605          $12.529          $11.787
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        999            1,159            1,208
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $12.248          $11.615          $10.204
  Accumulation Unit Value at end
   of period                          $8.345          $12.248          $11.615
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        139              141              148
AIM V.I. GOVERNMENT SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.147           $1.098           $1.078
  Accumulation Unit Value at end
   of period                          $1.267           $1.147           $1.098
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     46,447           35,318           22,144
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.097           $1.058           $1.047
  Accumulation Unit Value at end
   of period                          $1.202           $1.097           $1.058
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      5,266            3,415            2,685

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
AIM V.I. BASIC VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.285           $1.176           $1.011
  Accumulation Unit Value at end
   of period                          $1.335           $1.285           $1.176
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      9,322           10,045            7,259
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.258           $1.176                -
  Accumulation Unit Value at end
   of period                          $1.297           $1.258                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        557              339                -
AIM V.I. CAPITAL APPRECIATION
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.245           $1.187           $1.016
  Accumulation Unit Value at end
   of period                          $1.332           $1.245           $1.187
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,660            1,869            1,582
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.219           $1.191                -
  Accumulation Unit Value at end
   of period                          $1.294           $1.219                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         11                7                -
AIM V.I. CAPITAL DEVELOPMENT
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
AIM V.I. CORE EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $9.626                -                -
  Accumulation Unit Value at end
   of period                         $10.273                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          2                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.612                -                -
  Accumulation Unit Value at end
   of period                         $10.204                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
AIM V.I. GOVERNMENT SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.079           $1.070           $1.087
  Accumulation Unit Value at end
   of period                          $1.078           $1.079           $1.070
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     14,085           10,668            8,645
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.056           $1.060                -
  Accumulation Unit Value at end
   of period                          $1.047           $1.056                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,605              348                -

APP II-2

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $2.326           $2.062           $1.636
  Accumulation Unit Value at end
   of period                          $1.363           $2.326           $2.062
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      7,402            5,913            4,739
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $2.224           $1.987           $1.589
  Accumulation Unit Value at end
   of period                          $1.293           $2.224           $1.987
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        497              546              312
AIM V.I. LARGE CAP GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $12.962          $11.401          $10.732
  Accumulation Unit Value at end
   of period                          $7.864          $12.962          $11.401
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        235              214              226
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $12.671          $11.234          $10.661
  Accumulation Unit Value at end
   of period                          $7.626          $12.671          $11.234
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         37               43               43
AIM V.I. MID CAP CORE EQUITY
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.757           $1.631           $1.491
  Accumulation Unit Value at end
   of period                          $1.235           $1.757           $1.631
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      8,366            9,718            9,619
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.680           $1.572           $1.449
  Accumulation Unit Value at end
   of period                          $1.171           $1.680           $1.572
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        677              911              867
AIM V.I. SMALL CAP EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $14.719          $14.233          $12.327
  Accumulation Unit Value at end
   of period                          $9.940          $14.719          $14.233
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        474              329              154
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $14.235          $13.875          $12.114
  Accumulation Unit Value at end
   of period                          $9.536          $14.235          $13.875
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         66               49               41
AMERICAN FUNDS ASSET ALLOCATION
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $14.127          $13.486          $11.963
  Accumulation Unit Value at end
   of period                          $9.790          $14.127          $13.486
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,344            4,917            4,853
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $13.469          $12.961          $11.590
  Accumulation Unit Value at end
   of period                          $9.260          $13.469          $12.961
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        310              370              358
AMERICAN FUNDS BLUE CHIP INCOME
 AND GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.201           $1.198           $1.038
  Accumulation Unit Value at end
   of period                          $0.750           $1.201           $1.198
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     25,515           28,692           32,115
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.148           $1.153           $1.007
  Accumulation Unit Value at end
   of period                          $0.711           $1.148           $1.153
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,880            3,044            2,731

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
AIM V.I. INTERNATIONAL GROWTH
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.411           $1.157           $0.964
  Accumulation Unit Value at end
   of period                          $1.636           $1.411           $1.157
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,145              842              354
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.382           $1.176                -
  Accumulation Unit Value at end
   of period                          $1.589           $1.382                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        207                3                -
AIM V.I. LARGE CAP GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $9.450                -                -
  Accumulation Unit Value at end
   of period                         $10.732                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          3                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.437                -                -
  Accumulation Unit Value at end
   of period                         $10.661                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
AIM V.I. MID CAP CORE EQUITY
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.410           $1.260           $1.103
  Accumulation Unit Value at end
   of period                          $1.491           $1.410           $1.260
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      9,568            9,102            6,768
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.380           $1.265                -
  Accumulation Unit Value at end
   of period                          $1.449           $1.380                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        492              184                -
AIM V.I. SMALL CAP EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $11.598          $10.782          $10.286
  Accumulation Unit Value at end
   of period                         $12.327          $11.598          $10.782
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         83               67               17
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.489          $11.045                -
  Accumulation Unit Value at end
   of period                         $12.114          $11.489                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         20                4                -
AMERICAN FUNDS ASSET ALLOCATION
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $11.149          $10.467           $9.460
  Accumulation Unit Value at end
   of period                         $11.963          $11.149          $10.467
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,437            4,293            3,137
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $10.888          $10.368                -
  Accumulation Unit Value at end
   of period                         $11.590          $10.888                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        302              141                -
AMERICAN FUNDS BLUE CHIP INCOME
 AND GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.984           $0.912           $0.784
  Accumulation Unit Value at end
   of period                          $1.038           $0.984           $0.912
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     30,389           28,421           20,893
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.963           $0.915                -
  Accumulation Unit Value at end
   of period                          $1.007           $0.963                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,192              849                -

                                                                    APP II-3

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
AMERICAN FUNDS BOND FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $13.482          $13.271          $12.617
  Accumulation Unit Value at end
   of period                         $12.015          $13.482          $13.271
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,440            3,471            2,849
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $12.854          $12.755          $12.224
  Accumulation Unit Value at end
   of period                         $11.365          $12.854          $12.755
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        236              257              193
AMERICAN FUNDS GLOBAL BOND FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $10.951          $10.198          $10.025
  Accumulation Unit Value at end
   of period                         $11.142          $10.951          $10.198
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,032              300               14
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $10.843          $10.178          $10.017
  Accumulation Unit Value at end
   of period                         $10.944          $10.843          $10.178
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         57               41                -
AMERICAN FUNDS GLOBAL GROWTH AND
 INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $12.066          $10.893           $9.988
  Accumulation Unit Value at end
   of period                          $6.979          $12.066          $10.893
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,477            2,033              657
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.899          $10.828           $9.982
  Accumulation Unit Value at end
   of period                          $6.827          $11.899          $10.828
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        165              198               20
AMERICAN FUNDS GLOBAL GROWTH
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $13.691          $12.126          $10.241
  Accumulation Unit Value at end
   of period                          $8.293          $13.691          $12.126
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,461            1,640            1,283
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.975          $10.690           $9.102
  Accumulation Unit Value at end
   of period                          $7.195          $11.975          $10.690
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        174              193              159
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $18.415          $15.426          $12.648
  Accumulation Unit Value at end
   of period                          $8.415          $18.415          $15.426
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        936            1,128              878
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $17.331          $14.634          $12.095
  Accumulation Unit Value at end
   of period                          $7.856          $17.331          $14.634
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        122              140              141
AMERICAN FUNDS GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $10.917           $9.884           $9.121
  Accumulation Unit Value at end
   of period                          $6.013          $10.917           $9.884
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     14,724           15,115           13,065
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $10.448           $9.535           $8.870
  Accumulation Unit Value at end
   of period                          $5.709          $10.448           $9.535
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,505            1,670            1,566

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
AMERICAN FUNDS BOND FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $12.633          $12.155          $11.775
  Accumulation Unit Value at end
   of period                         $12.617          $12.633          $12.155
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,472            2,268            1,614
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $12.337          $12.047                -
  Accumulation Unit Value at end
   of period                         $12.224          $12.337                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        127               51                -
AMERICAN FUNDS GLOBAL BOND FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
AMERICAN FUNDS GLOBAL GROWTH AND
 INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
AMERICAN FUNDS GLOBAL GROWTH
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $9.132           $8.184           $6.736
  Accumulation Unit Value at end
   of period                         $10.241           $9.132           $8.184
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        983              757              548
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $8.181           $7.492                -
  Accumulation Unit Value at end
   of period                          $9.102           $8.181                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        135               45                -
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $10.263           $8.636           $6.481
  Accumulation Unit Value at end
   of period                         $12.648          $10.263           $8.636
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        791              646              397
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.893           $8.731                -
  Accumulation Unit Value at end
   of period                         $12.095           $9.893                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         89               33                -
AMERICAN FUNDS GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $7.985           $7.219           $6.248
  Accumulation Unit Value at end
   of period                          $9.121           $7.985           $7.219
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     10,794           10,297            7,289
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $7.827           $7.305                -
  Accumulation Unit Value at end
   of period                          $8.870           $7.827                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,108              469                -

APP II-4

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $14.384          $13.928          $12.297
  Accumulation Unit Value at end
   of period                          $8.789          $14.384          $13.928
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      9,818            9,920            9,055
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $13.914          $13.581          $12.087
  Accumulation Unit Value at end
   of period                          $8.434          $13.914          $13.581
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,056            1,171            1,130
AMERICAN FUNDS INTERNATIONAL
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $14.549          $12.330          $10.541
  Accumulation Unit Value at end
   of period                          $8.278          $14.549          $12.330
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,972            3,116            2,588
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $12.682          $10.834           $9.336
  Accumulation Unit Value at end
   of period                          $7.158          $12.682          $10.834
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        438              458              366
AMERICAN FUNDS NEW WORLD FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $26.599          $20.464          $15.698
  Accumulation Unit Value at end
   of period                         $15.069          $26.599          $20.464
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        754              755              551
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $25.361          $19.668          $15.208
  Accumulation Unit Value at end
   of period                         $14.253          $25.361          $19.668
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         96              111               87
FRANKLIN FLEX CAP GROWTH
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $12.148          $10.808          $10.450
  Accumulation Unit Value at end
   of period                          $7.725          $12.148          $10.808
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        323              284              174
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.875          $10.651          $10.380
  Accumulation Unit Value at end
   of period                          $7.492          $11.875          $10.651
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         31               32               25
FRANKLIN INCOME SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $15.839          $15.528          $13.357
  Accumulation Unit Value at end
   of period                         $10.954          $15.839          $15.528
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     10,448           11,435            8,315
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $15.176          $14.997          $13.004
  Accumulation Unit Value at end
   of period                         $10.411          $15.176          $14.997
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        981            1,120              959
FRANKLIN LARGE CAP GROWTH
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $12.392          $11.865          $10.882
  Accumulation Unit Value at end
   of period                          $7.976          $12.392          $11.865
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        901              996              826
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.872          $11.459          $10.594
  Accumulation Unit Value at end
   of period                          $7.581          $11.872          $11.459
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        106              109              101

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
AMERICAN FUNDS GROWTH-INCOME
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $11.819          $10.891           $9.367
  Accumulation Unit Value at end
   of period                         $12.297          $11.819          $10.891
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      7,412            6,810            4,917
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.710          $11.099                -
  Accumulation Unit Value at end
   of period                         $12.087          $11.710                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        860              319                -
AMERICAN FUNDS INTERNATIONAL
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $8.824           $7.522           $5.958
  Accumulation Unit Value at end
   of period                         $10.541           $8.824           $7.522
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,626            1,290              696
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $7.878           $6.902                -
  Accumulation Unit Value at end
   of period                          $9.336           $7.878                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        205               65                -
AMERICAN FUNDS NEW WORLD FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $13.224          $11.323           $9.025
  Accumulation Unit Value at end
   of period                         $15.698          $13.224          $11.323
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        329              225              139
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $12.915          $11.301                -
  Accumulation Unit Value at end
   of period                         $15.208          $12.915                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         48               17                -
FRANKLIN FLEX CAP GROWTH
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $9.403                -                -
  Accumulation Unit Value at end
   of period                         $10.450                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         47                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.390                -                -
  Accumulation Unit Value at end
   of period                         $10.380                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         15                -                -
FRANKLIN INCOME SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $13.372          $11.946          $10.455
  Accumulation Unit Value at end
   of period                         $13.357          $13.372          $11.946
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      5,994            5,196            3,367
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $13.123          $11.959                -
  Accumulation Unit Value at end
   of period                         $13.004          $13.123                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        730              226                -
FRANKLIN LARGE CAP GROWTH
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $10.953          $10.322           $9.137
  Accumulation Unit Value at end
   of period                         $10.882          $10.953          $10.322
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        540              413              221
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $10.749          $10.388                -
  Accumulation Unit Value at end
   of period                         $10.594          $10.749                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         61               14                -

                                                                    APP II-5

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
FRANKLIN LARGE CAP VALUE
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $11.520          $11.748          $10.284
  Accumulation Unit Value at end
   of period                          $7.342          $11.520          $11.748
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        173              166              119
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.261          $11.577          $10.216
  Accumulation Unit Value at end
   of period                          $7.120          $11.261          $11.577
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         19               22               14
FRANKLIN RISING DIVIDENDS
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $14.761          $15.429          $13.399
  Accumulation Unit Value at end
   of period                         $10.579          $14.761          $15.429
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,550            3,700            2,461
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $14.229          $14.992          $13.124
  Accumulation Unit Value at end
   of period                         $10.116          $14.229          $14.992
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        392              485              464
FRANKLIN SMALL CAP VALUE
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $9.244           $9.249                -
  Accumulation Unit Value at end
   of period                          $6.088           $9.244                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         99                8                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.224           $9.238                -
  Accumulation Unit Value at end
   of period                          $6.025           $9.224                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          8                -                -
FRANKLIN SMALL-MID CAP GROWTH
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $8.441           $7.718           $7.223
  Accumulation Unit Value at end
   of period                          $4.772           $8.441           $7.718
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,069            2,126            1,907
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $8.012           $7.385           $6.966
  Accumulation Unit Value at end
   of period                          $4.493           $8.012           $7.385
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        327              322              285
FRANKLIN STRATEGIC INCOME
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $15.324          $14.676          $13.758
  Accumulation Unit Value at end
   of period                         $13.404          $15.324          $14.676
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,029            1,979            1,532
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $14.706          $14.198          $13.416
  Accumulation Unit Value at end
   of period                         $12.761          $14.706          $14.198
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        193              227              170
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.087           $1.054           $1.024
  Accumulation Unit Value at end
   of period                          $1.092           $1.087           $1.054
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     74,042           40,328           11,347
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.037           $1.013           $0.992
  Accumulation Unit Value at end
   of period                          $1.033           $1.037           $1.013
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      6,801            2,748            1,638

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
FRANKLIN LARGE CAP VALUE
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $9.702                -                -
  Accumulation Unit Value at end
   of period                         $10.284                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         16                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.689                -                -
  Accumulation Unit Value at end
   of period                         $10.216                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          8                -                -
FRANKLIN RISING DIVIDENDS
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $13.177          $12.075          $10.473
  Accumulation Unit Value at end
   of period                         $13.399          $13.177          $12.075
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,392            1,223              683
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $13.011          $12.150                -
  Accumulation Unit Value at end
   of period                         $13.124          $13.011                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        330              112                -
FRANKLIN SMALL CAP VALUE
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
FRANKLIN SMALL-MID CAP GROWTH
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $7.011           $6.397           $5.300
  Accumulation Unit Value at end
   of period                          $7.223           $7.011           $6.397
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,828            1,804            1,290
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $6.816           $6.468                -
  Accumulation Unit Value at end
   of period                          $6.966           $6.816                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        180               72                -
FRANKLIN STRATEGIC INCOME
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $13.755          $12.718          $11.958
  Accumulation Unit Value at end
   of period                         $13.758          $13.755          $12.718
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,211            1,067              647
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $13.522          $12.721                -
  Accumulation Unit Value at end
   of period                         $13.416          $13.522                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        124               48                -
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.013           $1.020           $1.026
  Accumulation Unit Value at end
   of period                          $1.024           $1.013           $1.020
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      6,830            6,729            6,795
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.989           $1.003                -
  Accumulation Unit Value at end
   of period                          $0.992           $0.989                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,198              541                -

APP II-6

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
MFS(R) CORE EQUITY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $7.729           $7.073           $6.322
  Accumulation Unit Value at end
   of period                          $4.623           $7.729           $7.073
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        157              178              205
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $7.338           $6.769           $6.098
  Accumulation Unit Value at end
   of period                          $4.354           $7.338           $6.769
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          2                2                2
MFS(R) GLOBAL EQUITY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $14.985          $13.958          $11.412
  Accumulation Unit Value at end
   of period                          $9.757          $14.985          $13.958
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         93               69               75
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $14.287          $13.415          $11.056
  Accumulation Unit Value at end
   of period                          $9.228          $14.287          $13.415
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          7               10                5
MFS(R) GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $6.684           $5.611           $5.290
  Accumulation Unit Value at end
   of period                          $4.113           $6.684           $5.611
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        344              300              255
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $6.431           $5.442           $5.171
  Accumulation Unit Value at end
   of period                          $3.925           $6.431           $5.442
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         42               34               34
MFS(R) HIGH INCOME SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $12.827          $12.820          $11.815
  Accumulation Unit Value at end
   of period                          $9.018          $12.827          $12.820
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        668              732              748
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $12.230          $12.322          $11.446
  Accumulation Unit Value at end
   of period                          $8.529          $12.230          $12.322
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         96               78               78
MFS(R) INVESTORS GROWTH STOCK
 SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $7.153           $6.534           $6.178
  Accumulation Unit Value at end
   of period                          $4.439           $7.153           $6.534
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        337              372              414
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $7.016           $6.459           $6.157
  Accumulation Unit Value at end
   of period                          $4.319           $7.016           $6.459
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         24               31               32
MFS(R) INVESTORS TRUST SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $10.402           $9.592           $8.634
  Accumulation Unit Value at end
   of period                          $6.844          $10.402           $9.592
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,289            2,182            1,599
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $10.132           $9.417           $8.545
  Accumulation Unit Value at end
   of period                          $6.612          $10.132           $9.417
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        233              207              191

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
MFS(R) CORE EQUITY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $6.323           $5.719           $5.075
  Accumulation Unit Value at end
   of period                          $6.322           $6.323           $5.719
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        248              277              216
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $6.149           $5.752                -
  Accumulation Unit Value at end
   of period                          $6.098           $6.149                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          3                3                -
MFS(R) GLOBAL EQUITY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $10.780           $9.270           $7.992
  Accumulation Unit Value at end
   of period                         $11.412          $10.780           $9.270
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         57               60               25
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $10.528           $9.275                -
  Accumulation Unit Value at end
   of period                         $11.056          $10.528                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          4                1                -
MFS(R) GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $4.927           $4.437           $3.952
  Accumulation Unit Value at end
   of period                          $5.290           $4.927           $4.437
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        213              240              201
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $4.856           $4.540                -
  Accumulation Unit Value at end
   of period                          $5.171           $4.856                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         15               12                -
MFS(R) HIGH INCOME SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $11.763          $10.962          $10.105
  Accumulation Unit Value at end
   of period                         $11.815          $11.763          $10.962
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        803              749              532
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.488          $10.877                -
  Accumulation Unit Value at end
   of period                         $11.446          $11.488                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         63               31                -
MFS(R) INVESTORS GROWTH STOCK
 SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $6.014           $5.602           $5.151
  Accumulation Unit Value at end
   of period                          $6.178           $6.014           $5.602
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        546              655              583
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $6.041           $5.798                -
  Accumulation Unit Value at end
   of period                          $6.157           $6.041                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         29               20                -
MFS(R) INVESTORS TRUST SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $8.184           $7.475           $6.709
  Accumulation Unit Value at end
   of period                          $8.634           $8.184           $7.475
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        946              709              364
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $8.165           $7.599                -
  Accumulation Unit Value at end
   of period                          $8.545           $8.165                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        115               32                -

                                                                    APP II-7

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
MFS(R) MID CAP GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $6.980           $6.465           $6.413
  Accumulation Unit Value at end
   of period                          $3.324           $6.980           $6.465
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        783              734              787
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $6.655           $6.213           $6.213
  Accumulation Unit Value at end
   of period                          $3.144           $6.655           $6.213
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         81               79              151
MFS(R) NEW DISCOVERY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $9.186           $9.114           $8.188
  Accumulation Unit Value at end
   of period                          $5.479           $9.186           $9.114
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,404            1,504            1,206
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $8.758           $8.759           $7.933
  Accumulation Unit Value at end
   of period                          $5.182           $8.758           $8.759
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        163              161              146
MFS(R) RESEARCH BOND SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $10.493          $10.241          $10.012
  Accumulation Unit Value at end
   of period                         $10.072          $10.493          $10.241
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        719              475              156
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $10.259          $10.094           $9.947
  Accumulation Unit Value at end
   of period                          $9.769          $10.259          $10.094
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         54               28               20
MFS(R) RESEARCH INTERNATIONAL
 SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $16.373          $14.761          $11.957
  Accumulation Unit Value at end
   of period                          $9.272          $16.373          $14.761
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        313              173               57
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $16.027          $14.564          $11.893
  Accumulation Unit Value at end
   of period                          $9.004          $16.027          $14.564
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         24                9                7
MFS(R) RESEARCH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $12.797          $11.498          $10.586
  Accumulation Unit Value at end
   of period                          $8.041          $12.797          $11.498
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         49               52               32
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $12.510          $11.330          $10.515
  Accumulation Unit Value at end
   of period                          $7.797          $12.510          $11.330
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          8                7                4
MFS(R) TOTAL RETURN SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $13.759          $13.429          $12.207
  Accumulation Unit Value at end
   of period                         $10.533          $13.759          $13.429
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,731            5,143            4,234
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $13.983          $13.757          $12.606
  Accumulation Unit Value at end
   of period                         $10.619          $13.983          $13.757
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        418              471              430

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
MFS(R) MID CAP GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $6.326           $5.617           $4.809
  Accumulation Unit Value at end
   of period                          $6.413           $6.326           $5.617
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        835              932              703
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $6.178           $5.795                -
  Accumulation Unit Value at end
   of period                          $6.213           $6.178                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        119               24                -
MFS(R) NEW DISCOVERY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $7.913           $7.556           $6.341
  Accumulation Unit Value at end
   of period                          $8.188           $7.913           $7.556
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        797              595              376
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $7.728           $7.854                -
  Accumulation Unit Value at end
   of period                          $7.933           $7.728                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         80               37                -
MFS(R) RESEARCH BOND SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $9.978                -                -
  Accumulation Unit Value at end
   of period                         $10.012                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         10                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.966                -                -
  Accumulation Unit Value at end
   of period                          $9.947                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          8                -                -
MFS(R) RESEARCH INTERNATIONAL
 SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $10.019                -                -
  Accumulation Unit Value at end
   of period                         $11.957                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          4                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $10.018                -                -
  Accumulation Unit Value at end
   of period                         $11.893                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          2                -                -
MFS(R) RESEARCH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $9.467                -                -
  Accumulation Unit Value at end
   of period                         $10.586                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         13                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.454                -                -
  Accumulation Unit Value at end
   of period                         $10.515                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          2                -                -
MFS(R) TOTAL RETURN SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $12.076          $11.034          $10.261
  Accumulation Unit Value at end
   of period                         $12.207          $12.076          $11.034
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,332            3,082            2,204
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $12.571          $11.725                -
  Accumulation Unit Value at end
   of period                         $12.606          $12.571                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        296               97                -

APP II-8

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
MFS(R) VALUE SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $18.279          $17.230          $14.503
  Accumulation Unit Value at end
   of period                         $12.115          $18.279          $17.230
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        927              776              474
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $17.621          $16.743          $14.206
  Accumulation Unit Value at end
   of period                         $11.586          $17.621          $16.743
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        102               99               94
MUTUAL DISCOVERY SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $21.859          $19.879          $16.431
  Accumulation Unit Value at end
   of period                         $15.375          $21.859          $19.879
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,570            1,673            1,008
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $21.072          $19.317          $16.095
  Accumulation Unit Value at end
   of period                         $14.703          $21.072          $19.317
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        126              129              114
MUTUAL SHARES SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $16.782          $16.495          $14.173
  Accumulation Unit Value at end
   of period                         $10.376          $16.782          $16.495
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      6,010            6,775            5,344
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $16.631          $16.478          $14.272
  Accumulation Unit Value at end
   of period                         $10.200          $16.631          $16.478
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        593              662              580
TEMPLETON DEVELOPING MARKETS
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $30.872          $24.326          $19.265
  Accumulation Unit Value at end
   of period                         $14.380          $30.872          $24.326
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        404              436              304
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $26.095          $20.726          $16.546
  Accumulation Unit Value at end
   of period                         $12.058          $26.095          $20.726
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         72               80               62
TEMPLETON FOREIGN SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $14.848          $13.081          $10.956
  Accumulation Unit Value at end
   of period                          $8.703          $14.848          $13.081
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,174            2,381            2,146
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $14.157          $12.572          $10.614
  Accumulation Unit Value at end
   of period                          $8.232          $14.157          $12.572
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        282              281              256
TEMPLETON GROWTH SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $15.583          $15.486          $12.932
  Accumulation Unit Value at end
   of period                          $8.836          $15.583          $15.486
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,386            5,011            3,865
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $14.525          $14.551          $12.248
  Accumulation Unit Value at end
   of period                          $8.170          $14.525          $14.551
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        856            1,059              965

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
MFS(R) VALUE SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $13.831          $12.214          $10.604
  Accumulation Unit Value at end
   of period                         $14.503          $13.831          $12.214
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        189              156               94
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $13.656          $12.278                -
  Accumulation Unit Value at end
   of period                         $14.206          $13.656                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         70               23                -
MUTUAL DISCOVERY SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $14.412          $12.402          $10.542
  Accumulation Unit Value at end
   of period                         $16.431          $14.412          $12.402
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        376              281              139
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $14.230          $12.496                -
  Accumulation Unit Value at end
   of period                         $16.095          $14.230                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         72               26                -
MUTUAL SHARES SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $13.040          $11.776          $10.357
  Accumulation Unit Value at end
   of period                         $14.173          $13.040          $11.776
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,161            3,929            2,693
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $13.236          $12.170                -
  Accumulation Unit Value at end
   of period                         $14.272          $13.236                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        422              149                -
TEMPLETON DEVELOPING MARKETS
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $15.338          $12.497           $9.273
  Accumulation Unit Value at end
   of period                         $19.265          $15.338          $12.497
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        265              150               81
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $13.279          $11.219                -
  Accumulation Unit Value at end
   of period                         $16.546          $13.279                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         39                8                -
TEMPLETON FOREIGN SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $10.115           $8.680           $7.102
  Accumulation Unit Value at end
   of period                         $10.956          $10.115           $8.680
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,580            1,285              697
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.878           $8.722                -
  Accumulation Unit Value at end
   of period                         $10.614           $9.878                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        170               44                -
TEMPLETON GROWTH SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $12.082          $10.592           $8.811
  Accumulation Unit Value at end
   of period                         $12.932          $12.082          $10.592
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,848            2,481            1,598
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.536          $10.391                -
  Accumulation Unit Value at end
   of period                         $12.248          $11.536                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        695              313                -

                                                                    APP II-9

-------------------------------------------------------------------------------

SERIES III:

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2008             2007             2006             2005
-------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.484           $1.486           $1.335           $1.230
  Accumulation Unit Value at end of
   period                                     $0.704           $1.484           $1.486           $1.335
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  6,589            7,750            8,599            9,322
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.419           $1.432           $1.297           $1.201
  Accumulation Unit Value at end of
   period                                     $0.667           $1.419           $1.432           $1.297
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    416              575              591              557
AIM V.I. CAPITAL APPRECIATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.533           $1.392           $1.332           $1.159
  Accumulation Unit Value at end of
   period                                     $0.867           $1.533           $1.392           $1.332
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,587            3,133            3,945            1,660
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.466           $1.342           $1.294           $1.132
  Accumulation Unit Value at end of
   period                                     $0.822           $1.466           $1.342           $1.294
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    485              577              687               11
AIM V.I. CAPITAL DEVELOPMENT FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.780           $9.548                -                -
  Accumulation Unit Value at end of
   period                                     $5.093           $9.780                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     43                8                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.758           $9.537                -                -
  Accumulation Unit Value at end of
   period                                     $5.041           $9.758                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      -                -                -                -
AIM V.I. CORE EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.529          $11.787          $10.273           $9.626
  Accumulation Unit Value at end of
   period                                     $8.605          $12.529          $11.787          $10.273
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    999            1,159            1,208                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.248          $11.615          $10.204           $9.612
  Accumulation Unit Value at end of
   period                                     $8.345          $12.248          $11.615          $10.204
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    139              141              148                -
AIM V.I. GOVERNMENT SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.147           $1.098           $1.078           $1.078
  Accumulation Unit Value at end of
   period                                     $1.267           $1.147           $1.098           $1.078
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 46,447           35,318           22,144           14,085
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.097           $1.058           $1.047           $1.053
  Accumulation Unit Value at end of
   period                                     $1.202           $1.097           $1.058           $1.047
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  5,266            3,415            2,685            1,605
AIM V.I. INTERNATIONAL GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $2.326           $2.062           $1.636           $1.379
  Accumulation Unit Value at end of
   period                                     $1.363           $2.326           $2.062           $1.636
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  7,402            5,913            4,739            1,145
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $2.224           $1.987           $1.589           $1.347
  Accumulation Unit Value at end of
   period                                     $1.293           $2.224           $1.987           $1.589
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    497              546              312              207

APP II-10

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2008             2007             2006             2005
-------------------------------------------------------------------------------------------------------
AIM V.I. LARGE CAP GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.962          $11.401          $10.732           $9.450
  Accumulation Unit Value at end of
   period                                     $7.864          $12.962          $11.401          $10.732
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    235              214              226                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.671          $11.234          $10.661           $9.437
  Accumulation Unit Value at end of
   period                                     $7.626          $12.671          $11.234          $10.661
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     37               43               43                -
AIM V.I. MID CAP CORE EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.757           $1.631           $1.491           $1.376
  Accumulation Unit Value at end of
   period                                     $1.235           $1.757           $1.631           $1.491
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  8,366            9,718            9,619            9,568
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.680           $1.572           $1.449           $1.344
  Accumulation Unit Value at end of
   period                                     $1.171           $1.680           $1.572           $1.449
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    677              911              867              492
AIM V.I. SMALL CAP EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.719          $14.233          $12.327          $10.754
  Accumulation Unit Value at end of
   period                                     $9.940          $14.719          $14.233          $12.327
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    474              329              154               83
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.235          $13.875          $12.114          $10.624
  Accumulation Unit Value at end of
   period                                     $9.536          $14.235          $13.875          $12.114
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     66               49               41               20
AMERICAN FUNDS ASSET ALLOCATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.127          $13.486          $11.963          $10.928
  Accumulation Unit Value at end of
   period                                     $9.790          $14.127          $13.486          $11.963
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,344            4,917            4,853            4,437
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.469          $12.961          $11.590          $10.644
  Accumulation Unit Value at end of
   period                                     $9.260          $13.469          $12.961          $11.590
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    310              370              358              302
AMERICAN FUNDS BLUE CHIP INCOME AND
 GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.201           $1.198           $1.038           $0.942
  Accumulation Unit Value at end of
   period                                     $0.750           $1.201           $1.198           $1.038
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 25,515           28,692           32,115           30,389
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.148           $1.153           $1.007           $0.919
  Accumulation Unit Value at end of
   period                                     $0.711           $1.148           $1.153           $1.007
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,880            3,044            2,731            2,192
AMERICAN FUNDS BOND FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.482          $13.271          $12.617          $12.441
  Accumulation Unit Value at end of
   period                                    $12.015          $13.482          $13.271          $12.617
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,440            3,471            2,849            2,472
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.854          $12.755          $12.224          $12.117
  Accumulation Unit Value at end of
   period                                    $11.365          $12.854          $12.755          $12.224
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    236              257              193              127

                                                                   APP II-11

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2008             2007             2006             2005
-------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL BOND FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.951          $10.198          $10.025                -
  Accumulation Unit Value at end of
   period                                    $11.142          $10.951          $10.198                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,032              300               14                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.843          $10.178          $10.017                -
  Accumulation Unit Value at end of
   period                                    $10.944          $10.843          $10.178                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     57               41                -                -
AMERICAN FUNDS GLOBAL GROWTH AND INCOME
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.066          $10.893           $9.988                -
  Accumulation Unit Value at end of
   period                                     $6.979          $12.066          $10.893                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,477            2,033              657                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.899          $10.828           $9.982                -
  Accumulation Unit Value at end of
   period                                     $6.827          $11.899          $10.828                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    165              198               20                -
AMERICAN FUNDS GLOBAL GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.691          $12.126          $10.241           $8.758
  Accumulation Unit Value at end of
   period                                     $8.293          $13.691          $12.126          $10.241
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,461            1,640            1,283              983
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.975          $10.690           $9.102           $7.825
  Accumulation Unit Value at end of
   period                                     $7.195          $11.975          $10.690           $9.102
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    174              193              159              135
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $18.415          $15.426          $12.648          $10.241
  Accumulation Unit Value at end of
   period                                     $8.415          $18.415          $15.426          $12.648
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    936            1,128              878              791
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.331          $14.634          $12.095           $9.845
  Accumulation Unit Value at end of
   period                                     $7.856          $17.331          $14.634          $12.095
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    122              140              141               89
AMERICAN FUNDS GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.917           $9.884           $9.121           $7.689
  Accumulation Unit Value at end of
   period                                     $6.013          $10.917           $9.884           $9.121
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 14,724           15,115           13,065           10,794
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.448           $9.535           $8.870           $7.518
  Accumulation Unit Value at end of
   period                                     $5.709          $10.448           $9.535           $8.870
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,505            1,670            1,566            1,108
AMERICAN FUNDS GROWTH-INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.384          $13.928          $12.297          $11.293
  Accumulation Unit Value at end of
   period                                     $8.789          $14.384          $13.928          $12.297
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  9,818            9,920            9,055            7,412
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.914          $13.581          $12.087          $11.159
  Accumulation Unit Value at end of
   period                                     $8.434          $13.914          $13.581          $12.087
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,056            1,171            1,130              860

APP II-12

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2008             2007             2006             2005
-------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INTERNATIONAL FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.549          $12.330          $10.541           $8.568
  Accumulation Unit Value at end of
   period                                     $8.278          $14.549          $12.330          $10.541
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,972            3,116            2,588            1,626
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.682          $10.834           $9.336           $7.629
  Accumulation Unit Value at end of
   period                                     $7.158          $12.682          $10.834           $9.336
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    438              458              366              205
AMERICAN FUNDS NEW WORLD FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $26.599          $20.464          $15.698          $13.036
  Accumulation Unit Value at end of
   period                                    $15.069          $26.599          $20.464          $15.698
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    754              755              551              329
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $25.361          $19.668          $15.208          $12.697
  Accumulation Unit Value at end of
   period                                    $14.253          $25.361          $19.668          $15.208
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     96              111               87               48
FRANKLIN FLEX CAP GROWTH SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.148          $10.808          $10.450           $9.403
  Accumulation Unit Value at end of
   period                                     $7.725          $12.148          $10.808          $10.450
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    323              284              174               47
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.875          $10.651          $10.380           $9.390
  Accumulation Unit Value at end of
   period                                     $7.492          $11.875          $10.651          $10.380
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     31               32               25               15
FRANKLIN INCOME SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.839          $15.528          $13.357          $12.914
  Accumulation Unit Value at end of
   period                                    $10.954          $15.839          $15.528          $13.357
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 10,448           11,435            8,315            5,994
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.176          $14.997          $13.004          $12.640
  Accumulation Unit Value at end of
   period                                    $10.411          $15.176          $14.997          $13.004
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    981            1,120              959              730
FRANKLIN LARGE CAP GROWTH SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.392          $11.865          $10.882          $10.496
  Accumulation Unit Value at end of
   period                                     $7.976          $12.392          $11.865          $10.882
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    901              996              826              540
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.872          $11.459          $10.594          $10.273
  Accumulation Unit Value at end of
   period                                     $7.581          $11.872          $11.459          $10.594
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    106              109              101               61
FRANKLIN LARGE CAP VALUE SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.520          $11.748          $10.284           $9.702
  Accumulation Unit Value at end of
   period                                     $7.342          $11.520          $11.748          $10.284
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    173              166              119               16
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.261          $11.577          $10.216           $9.689
  Accumulation Unit Value at end of
   period                                     $7.120          $11.261          $11.577          $10.216
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     19               22               14                8

                                                                   APP II-13

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2008             2007             2006             2005
-------------------------------------------------------------------------------------------------------
FRANKLIN RISING DIVIDENDS SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.761          $15.429          $13.399          $12.721
  Accumulation Unit Value at end of
   period                                    $10.579          $14.761          $15.429          $13.399
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,550            3,700            2,461            1,392
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.229          $14.992          $13.124          $12.527
  Accumulation Unit Value at end of
   period                                    $10.116          $14.229          $14.992          $13.124
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    392              485              464              330
FRANKLIN SMALL CAP VALUE SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.244           $9.249                -                -
  Accumulation Unit Value at end of
   period                                     $6.088           $9.244                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     99                8                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.224           $9.238                -                -
  Accumulation Unit Value at end of
   period                                     $6.025           $9.224                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                -                -                -
FRANKLIN SMALL-MID CAP GROWTH SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $8.441           $7.718           $7.223           $6.300
  Accumulation Unit Value at end of
   period                                     $4.772           $8.441           $7.718           $7.223
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,069            2,126            1,907            1,828
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $8.012           $7.385           $6.966           $6.109
  Accumulation Unit Value at end of
   period                                     $4.493           $8.012           $7.385           $6.966
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    327              322              285              180
FRANKLIN STRATEGIC INCOME SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.324          $14.676          $13.758          $13.487
  Accumulation Unit Value at end of
   period                                    $13.404          $15.324          $14.676          $13.758
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,029            1,979            1,532            1,211
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.706          $14.198          $13.416          $13.222
  Accumulation Unit Value at end of
   period                                    $12.761          $14.706          $14.198          $13.416
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    193              227              170              124
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.087           $1.054           $1.024           $1.014
  Accumulation Unit Value at end of
   period                                     $1.092           $1.087           $1.054           $1.024
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 74,042           40,328           11,347            6,830
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.037           $1.013           $0.992           $0.988
  Accumulation Unit Value at end of
   period                                     $1.033           $1.037           $1.013           $0.992
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  6,801            2,748            1,638            1,198
MFS(R) GLOBAL EQUITY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.985          $13.958          $11.412          $10.404
  Accumulation Unit Value at end of
   period                                     $9.757          $14.985          $13.958          $11.412
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     93               69               75               57
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.287          $13.415          $11.056          $10.133
  Accumulation Unit Value at end of
   period                                     $9.228          $14.287          $13.415          $11.056
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7               10                5                4

APP II-14

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2008             2007             2006             2005
-------------------------------------------------------------------------------------------------------
MFS(R) GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $6.684           $5.611           $5.290           $4.483
  Accumulation Unit Value at end of
   period                                     $4.113           $6.684           $5.611           $5.290
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    344              300              255              213
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.431           $5.442           $5.171           $4.406
  Accumulation Unit Value at end of
   period                                     $3.925           $6.431           $5.442           $5.171
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     42               34               34               15
MFS(R) HIGH INCOME SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.827          $12.820          $11.815          $11.392
  Accumulation Unit Value at end of
   period                                     $9.018          $12.827          $12.820          $11.815
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    668              732              748              803
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.230          $12.322          $11.446          $11.096
  Accumulation Unit Value at end of
   period                                     $8.529          $12.230          $12.322          $11.446
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     96               78               78               63
MFS(R) INVESTORS GROWTH STOCK SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $7.153           $6.534           $6.178           $5.623
  Accumulation Unit Value at end of
   period                                     $4.439           $7.153           $6.534           $6.178
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    337              372              414              546
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.016           $6.459           $6.157           $5.634
  Accumulation Unit Value at end of
   period                                     $4.319           $7.016           $6.459           $6.157
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     24               31               32               29
MFS(R) INVESTORS TRUST SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.402           $9.592           $8.634           $7.850
  Accumulation Unit Value at end of
   period                                     $6.844          $10.402           $9.592           $8.634
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,289            2,182            1,599              946
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.132           $9.417           $8.545           $7.810
  Accumulation Unit Value at end of
   period                                     $6.612          $10.132           $9.417           $8.545
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    233              207              191              115
MFS(R) MID CAP GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $6.980           $6.465           $6.413           $5.633
  Accumulation Unit Value at end of
   period                                     $3.324           $6.980           $6.465           $6.413
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    783              734              787              835
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.655           $6.213           $6.213           $5.486
  Accumulation Unit Value at end of
   period                                     $3.144           $6.655           $6.213           $6.213
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     81               79              151              119
MFS(R) NEW DISCOVERY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.186           $9.114           $8.188           $6.826
  Accumulation Unit Value at end of
   period                                     $5.479           $9.186           $9.114           $8.188
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,404            1,504            1,206              797
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $8.758           $8.759           $7.933           $6.648
  Accumulation Unit Value at end of
   period                                     $5.182           $8.758           $8.759           $7.933
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    163              161              146               80

                                                                   APP II-15

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2008             2007             2006             2005
-------------------------------------------------------------------------------------------------------
MFS(R) RESEARCH BOND SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.493          $10.241          $10.012           $9.978
  Accumulation Unit Value at end of
   period                                    $10.072          $10.493          $10.241          $10.012
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    719              475              156               10
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.259          $10.094           $9.947           $9.966
  Accumulation Unit Value at end of
   period                                     $9.769          $10.259          $10.094           $9.947
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     54               28               20                8
MFS(R) RESEARCH INTERNATIONAL SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.373          $14.761          $11.957          $10.019
  Accumulation Unit Value at end of
   period                                     $9.272          $16.373          $14.761          $11.957
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    313              173               57                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.027          $14.564          $11.893          $10.018
  Accumulation Unit Value at end of
   period                                     $9.004          $16.027          $14.564          $11.893
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     24                9                7                2
MFS(R) RESEARCH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.797          $11.498          $10.586           $9.467
  Accumulation Unit Value at end of
   period                                     $8.041          $12.797          $11.498          $10.586
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     49               52               32               13
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.510          $11.330          $10.515           $9.454
  Accumulation Unit Value at end of
   period                                     $7.797          $12.510          $11.330          $10.515
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                7                4                2
MFS(R) TOTAL RETURN SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.759          $13.429          $12.207          $11.833
  Accumulation Unit Value at end of
   period                                    $10.533          $13.759          $13.429          $12.207
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,731            5,143            4,234            3,332
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.983          $13.757          $12.606          $12.285
  Accumulation Unit Value at end of
   period                                    $10.619          $13.983          $13.757          $12.606
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    418              471              430              296
MFS(R) VALUE SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $18.279          $17.230          $14.503          $13.672
  Accumulation Unit Value at end of
   period                                    $12.115          $18.279          $17.230          $14.503
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    927              776              474              189
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.621          $16.743          $14.206          $13.464
  Accumulation Unit Value at end of
   period                                    $11.586          $17.621          $16.743          $14.206
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    102               99               94               70
MUTUAL DISCOVERY SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $21.859          $19.879          $16.431          $14.498
  Accumulation Unit Value at end of
   period                                    $15.375          $21.859          $19.879          $16.431
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,570            1,673            1,008              376
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.072          $19.317          $16.095          $14.277
  Accumulation Unit Value at end of
   period                                    $14.703          $21.072          $19.317          $16.095
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    126              129              114               72

APP II-16

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2008             2007             2006             2005
-------------------------------------------------------------------------------------------------------
MUTUAL SHARES SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.782          $16.495          $14.173          $12.904
  Accumulation Unit Value at end of
   period                                    $10.376          $16.782          $16.495          $14.173
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  6,010            6,775            5,344            4,161
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.631          $16.478          $14.272          $13.063
  Accumulation Unit Value at end of
   period                                    $10.200          $16.631          $16.478          $14.272
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    593              662              580              422
TEMPLETON DEVELOPING MARKETS SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $30.872          $24.326          $19.265          $15.181
  Accumulation Unit Value at end of
   period                                    $14.380          $30.872          $24.326          $19.265
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    404              436              304              265
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $26.095          $20.726          $16.546          $13.108
  Accumulation Unit Value at end of
   period                                    $12.058          $26.095          $20.726          $16.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     72               80               62               39
TEMPLETON FOREIGN SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.848          $13.081          $10.956           $9.819
  Accumulation Unit Value at end of
   period                                     $8.703          $14.848          $13.081          $10.956
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,174            2,381            2,146            1,580
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.157          $12.572          $10.614           $9.564
  Accumulation Unit Value at end of
   period                                     $8.232          $14.157          $12.572          $10.614
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    282              281              256              170
TEMPLETON GROWTH SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.583          $15.486          $12.932          $11.845
  Accumulation Unit Value at end of
   period                                     $8.836          $15.583          $15.486          $12.932
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,386            5,011            3,865            2,848
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.525          $14.551          $12.248          $11.279
  Accumulation Unit Value at end of
   period                                     $8.170          $14.525          $14.551          $12.248
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    856            1,059              965              695

                    APP A-1

--------------------------------------------------------------------------------

APPENDIX A - PRODUCT COMPARISON INFORMATION

In addition to the variable annuity Contract described in this prospectus, we offer other deferred individual variable annuities, each having different sales charges (if any), fees and investment options. The primary differences between the "Director M" and "Leaders" suites of variable annuities we currently offer generally relate to the investment options offered and mortality expense risk charges. We offer three contract variations that have a contingent deferred sales charge (these forms of contract are called "Outlook", "Plus" and our base contract (which does not have a separate marketing name, but is sometimes referred to in this prospectus as the "Core" version)), one contract version has a front end sales charge (called "Edge") and one contract version has no sales charge (called "Access"). We have not included information regarding our Edge Contract because it is offered through a very limited number of Financial Intermediaries.

Your Registered Representative can help you decide which contract variation may be appropriate for you based on your individual circumstances, time horizon, policy feature preferences and risk tolerance. You should consider these differences and discuss them with your Registered Representative to choose a variable annuity. Not all forms of contract are offered by all Financial Intermediaries. This Appendix does not constitute, and may not be used for the purposes of making, any offer or solicitation by anyone of any form of variable annuity other than as specifically provided in this prospectus.

Presented below are some, but certainly not all, of the differentiating features between our individual deferred variable annuities. The form of Contract you select will be identified on your application and the contract issued to you. Consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the variable annuity product and underlying Fund prospectuses contain other information about variable annuities and investment options. Your Registered Representative can provide you with prospectuses or you can contact us to receive one. This and any of the other variable annuities referenced in this Appendix are underwritten and distributed by Hartford Securities Distribution Company, Inc. Member SIPC. Please read the prospectus carefully before investing.

I. KEY DIFFERENCES

              MINIMUM INITIAL
                  PREMIUM
                           NON-
          QUALIFIED      QUALIFIED
CONTRACT  CONTRACT       CONTRACT                           SALES CHARGE
----------------------------------------------------------------------------------------
ACCESS     $10,000        $2,000                                                 None
CORE       $1,000         $1,000    Year      1        2        3        4        5
                                    CDSC(2)  7%       7%       7%       6%       5%
OUTLOOK    $10,000        $2,000    Year      1        2        3        4       5+
                                    CDSC(2)  7%       6%       5%       4%       0%
PLUS       $10,000        $2,000    Year      1        2        3        4        5
                                    CDSC(2)  8%       8%       8%       8%       7%


                                          MORTALITY &                    MAXIMUM
                                          EXPENSE RISK     PAYMENT       UP-FRONT
CONTRACT           SALES CHARGE            CHARGE(1)     ENHANCEMENT    COMMISSION
--------  -------------------------------------------------------------------------
ACCESS                                       1.55%           No             2%
CORE       6        7       8+
          4%       3%       0%               1.15%           No             7%
OUTLOOK
                                             1.50%           No           5.75%
PLUS       6        7        8       9+
          6%       5%       4%       0%      1.50%         Yes(3)          6.5%

(1) Excluded fees include administrative charges (up to 0.20%), annual maintenance fees (applies to contracts with anniversary/surrender contract values less than $50,000), premium taxes (0 - 3.5%) and optional benefit fees.

(2) Each Premium Payment has its own Contingent Deferred Sales Charge (CDSC) schedule. Only amounts invested for less than the requisite holding period are subject to a CDSC. When a CDSC is applicable, only Surrenders in excess of the Annual Withdrawal Amount (AWA) will be subject to a CDSC. After the AWA deduction, surrenders will then be taken first: from earnings, second: from Premium Payments not subject to a CDSC, third: from 10% of Premium Payments still subject to a CDSC, fourth: from Premium Payments subject to a CDSC on a first-in-first-out basis, and fifth: from Payment Enhancements for Plus contracts only. A CDSC will not exceed your total Premium Payments.

THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CDSC:

- Annual Withdrawal Amount - During the Contract Years when a CDSC applies, you may take partial Surrenders up to 10% of the total Premium Payments otherwise subject to a CDSC. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for group unallocated Contracts and Contracts issued to a Charitable Remainder Trust.

APP A-2

--------------------------------------------------------------------------------

- If you are a patient in a certified long-term care facility or other eligible facility - We will waive any CDSC for a partial or full Surrender if you, the joint Contract Owner or the Annuitant, are confined for at least 180 calendar days to a:

       - facility recognized as a general hospital by the proper authority of the state in which it is located or the Joint Commission on the Accreditation of Hospitals;

       -   facility certified as a hospital or long-term care facility; or

       - nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.

  For this waiver to apply, you must:

       -   have owned the Contract continuously since it was issued,

       -   provide written proof of your eligibility satisfactory to us, and

       - request the Surrender within 91 calendar days of the last day that you are an eligible patient in a recognized facility or nursing home.

  This waiver is not available if you, the joint Contract Owner or the Annuitant is in a facility or nursing home when you purchase or upgrade the Contract. We will not waive any CDSC applicable to any Premium Payments made while you are in an eligible facility or nursing home. This waiver may not be available in all states.

- Upon death of the Annuitant or any Contract Owner(s) - No CDSC will be deducted if the Annuitant or any Contract Owner(s) dies.

- Upon Annuitization - The CDSC is not deducted when you annuitize the Contract. However, we will charge a CDSC if the Contract is Surrendered during the CDSC period under an Annuity Payout Option which allows Surrenders.

- For Required Minimum Distributions - This allows Annuitants who are age 70 1/2 or older, with a Contract held under an IRA or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a CDSC for one year's required minimum distribution for that Contract Year. All requests for Required Minimum Distributions must be in writing.

- For substantially equal periodic payments - We will waive the CDSC if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59 1/2.

- Upon cancellation during the Right to Cancel Period - No CDSC will be deducted if you cancel your Contract during the Right to Cancel Period.

(3) We add an additional sum to your Account Value equal to 3% of the Premium Payment if cumulative Premium Payments are less than $50,000 or 4% of the Premium Payment if cumulative Premium Payments are more than $50,000. If a subsequent Premium Payment increases cumulative Premium Payments to $50,000 or more, we will credit an additional Payment Enhancement to your Account Value equal to 1% of your Premium Payments. Payment Enhancements will be allocated to the same Accounts and in the same proportion as your Premium Payment. The cost of providing Payment Enhancements is included in the higher Mortality and Expense Risk Charges. Payment Enhancements will be recaptured if you:

-   Cancel your Contract during any "Free Look" period.

- Annuitize your Contract, you will forfeit Payment Enhancements credited in the 24 months prior to the Annuity Commencement Date.

- Request a full or partial Surrender under the CDSC exemption applicable when you are a patient in a certified long-term care facility or other eligible facility.

                    APP A-3

--------------------------------------------------------------------------------

II. EXPENSES

The following Example is intended to help you compare the cost of investing in any of these forms of contract. The Example uses the same assumptions referenced in Section 2. The data reflected does not take into account Funds available in proprietary versions of our variable annuities.

(1) If you Surrender your variable annuity at the end of the applicable time period:

                                    1 YEAR   3 YEARS  5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Access                                 $474   $1,425   $2,380        $4,791
Core                                 $1,096   $1,980   $2,680        $4,455
Outlook                              $1,132   $1,887   $2,357        $4,749
Plus                                 $1,226   $2,173   $3,029        $4,749

(2)  If you annuitize at the end of the applicable time period:

                                1 YEAR       3 YEARS  5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Access                            $368        $1,319   $2,274        $4,683
Core                              $327        $1,200   $2,084        $4,344
Outlook                           $363        $1,304   $2,250        $4,641
Plus                              $363        $1,304   $2,250        $4,641

(3)  If you do not Surrender your variable annuity:

                                1 YEAR       3 YEARS  5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Access                            $474        $1,425   $2,380        $4,791
Core                              $433        $1,307   $2,193        $4,455
Outlook                           $469        $1,410   $2,357        $4,749
Plus                              $469        $1,410   $2,357        $4,749

APP A-4

--------------------------------------------------------------------------------

III. INVESTMENT OPTIONS (STANDARD)

FUNDING OPTION                INVESTMENT OBJECTIVE SUMMARY   INVESTMENT ADVISER/SUB-ADVISER  CORE   ACCESS  EDGE   PLUS   OUTLOOK
---------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE
FUNDS
 AIM V.I. Basic Value Fund   Long-term capital growth        Invesco Aim Advisors, Inc.        X      X       X      X      X
  - Series I                                                 Sub-adviser: Advisory entities
                                                             affiliated with Invesco Aim
                                                             Advisors, Inc.
 AIM V.I. Capital            Growth of capital               Invesco Aim Advisors, Inc.        X      X       X      X      X
  Appreciation Fund -                                        Sub-adviser: Advisory entities
  Series I                                                   affiliated with Invesco Aim
                                                             Advisors, Inc.
 AIM V.I. Capital            Long-term capital growth        Invesco Aim Advisors, Inc.        X      X       X      X      X
  Development Fund - Series                                  Sub-adviser: Advisory entities
  I                                                          affiliated with Invesco Aim
                                                             Advisors, Inc.
 AIM V.I. Core Equity Fund   Growth of capital               Invesco Aim Advisors, Inc.        X      X       X      X      X
  - Series I                                                 Sub-adviser: Advisory entities
                                                             affiliated with Invesco Aim
                                                             Advisors, Inc.
 AIM V.I. Government         High level of current income    Invesco Aim Advisors, Inc.        X      X       X      X      X
  Securities Fund - Series   consistent with reasonable      Sub-adviser: Advisory entities
  I                          concern for safety of           affiliated with Invesco Aim
                             principal                       Advisors, Inc.
 AIM V.I. International      Long-term growth of capital     Invesco Aim Advisors, Inc.        X      X       X      X      X
  Growth Fund - Series I                                     Sub-adviser: Advisory entities
                                                             affiliated with Invesco Aim
                                                             Advisors, Inc.
 AIM V.I. Large Cap Growth   Long-term capital growth        Invesco Aim Advisors, Inc.        X      X       X      X      X
  Fund - Series I                                            Sub-adviser: Advisory entities
                                                             affiliated with Invesco Aim
                                                             Advisors, Inc.
 AIM V.I. Mid Cap Core       Long-term capital growth        Invesco Aim Advisors, Inc.        X      X       X      X      X
  Equity Fund - Series I                                     Sub-adviser: Advisory entities
                                                             affiliated with Invesco Aim
                                                             Advisors, Inc.
 AIM V.I. Small Cap Equity   Long-term capital growth        Invesco Aim Advisors, Inc.        X      X       X      X      X
  Fund - Series I                                            Sub-adviser: Advisory entities
                                                             affiliated with Invesco Aim
                                                             Advisors, Inc.

                    APP A-5

--------------------------------------------------------------------------------

FUNDING OPTION                   INVESTMENT OBJECTIVE SUMMARY   INVESTMENT ADVISER/SUB-ADVISER  CORE   ACCESS EDGE   PLUS   OUTLOOK
AMERICAN FUNDS INSURANCE
SERIES
 American Funds Asset           High total return, including    Capital Research and              X      X      X      X      X
  Allocation Fund - Class 2     income and capital gains,       Management Company
                                consistent with the
                                preservation of capital over
                                the long term by investing in
                                a diversified portfolio of
                                common stocks and other equity
                                securities, bonds and other
                                intermediate and long-term
                                debt securities and money
                                market instruments (debt
                                securities maturing in one
                                year or less).
 American Funds Blue Chip       Produce income exceeding the    Capital Research and              X      X      X      X      X
  Income and Growth Fund -      average yield on U.S. stocks    Management Company
  Class 2                       generally (as represented by
                                the average yield on the
                                Standard & Poor's 500
                                Composite Index)and to provide
                                an opportunity for growth of
                                principal consistent with
                                sound common stock investing.
 American Funds Bond Fund -     Seeks to maximize current       Capital Research and              X      X      X      X      X
  Class 2                       income and preservation of      Management Company
                                capital.
 American Funds Global Bond     Seeks to provide you, over the  Capital Research and              X      X      X      X      X
  Fund - Class 2                long term, with a high level    Management Company
                                of total return as is
                                consistent with prudent
                                management, by investing
                                primarily in investment grade
                                bonds issued by entities based
                                around the world and
                                denominated in various
                                currencies, including U.S.
                                dollars
 American Funds Global Growth   Seeks to make your investment   Capital Research and              X      X      X      X      X
  and Income Fund - Class 2     grow over time and provide you  Management Company
                                with current income by
                                investing primarily in stocks
                                of well-established companies
                                located around the world.
 American Funds Global Growth   Seeks to make your investment   Capital Research and              X      X      X      X      X
  Fund - Class 2                grow over time by investing     Management Company
                                primarily in common stocks of
                                companies located around the
                                world.
 American Funds Global Small    Seeks to make your investment   Capital Research and              X      X      X      X      X
  Capitalization Fund - Class   grow over time by investing     Management Company
  2                             primarily in stocks of smaller
                                companies located around the
                                world.

APP A-6

--------------------------------------------------------------------------------

FUNDING OPTION                INVESTMENT OBJECTIVE SUMMARY   INVESTMENT ADVISER/SUB-ADVISER  CORE   ACCESS  EDGE   PLUS   OUTLOOK
---------------------------------------------------------------------------------------------------------------------------------
 American Funds Growth Fund  Seeks to make your investment   Capital Research and              X      X       X      X      X
  - Class 2                  grow by investing primarily in  Management Company
                             common stocks of companies
                             that appear to offer superior
                             opportunities for growth of
                             capital.
 American Funds              Seeks to make your investment   Capital Research and              X      X       X      X      X
  Growth-Income Fund -       grow and provide you with       Management Company
  Class 2                    income over time by investing
                             primarily in common stocks or
                             other securities that
                             demonstrate the potential for
                             appreciation and/or dividends.
 American Funds              Seeks to make your investment   Capital Research and              X      X       X      X      X
  International Fund -       grow over time by investing     Management Company
  Class 2                    primarily in common stocks of
                             companies located outside the
                             United States.
 American Funds New World    Seeks to make your investment   Capital Research and              X      X       X      X      X
  Fund - Class 2             grow over time by investing     Management Company
                             primarily in stocks of
                             companies with significant
                             exposure to countries with
                             developing economies and/or
                             markets.
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST
 Franklin Flex Cap Growth    Seeks capital appreciation      Franklin Advisers, Inc.           X      X       X      X      X
  Securities Fund - Class 2
 Franklin Income Securities  Seeks to maximize income while  Franklin Advisers, Inc.           X      X       X      X      X
  Fund - Class 2             maintaining prospects for
                             capital appreciation
 Franklin Large Cap Growth   Seeks capital appreciation      Franklin Advisers, Inc.           X      X       X      X      X
  Securities Fund - Class 2
 Franklin Large Cap Value    Seeks long-term capital         Franklin Advisory Services,       X      X       X      X      X
  Securities Fund - Class 2  appreciation                    LLC
 Franklin Rising Dividends   Seeks long-term capital         Franklin Advisory Services,       X      X       X      X      X
  Securities Fund - Class 2  appreciation with preservation  LLC of capital as an important
                             consideration
 Franklin Small Cap Value    Seeks long-term total return    Franklin Advisory Services,       X      X       X      X      X
  Securities Fund - Class 2                                  LLC
 Franklin Small-Mid Cap      Seeks long-term capital growth  Franklin Advisers, Inc.           X      X       X      X      X
  Growth Securities Fund -
  Class 2 (1)

                    APP A-7

--------------------------------------------------------------------------------

FUNDING OPTION                INVESTMENT OBJECTIVE SUMMARY   INVESTMENT ADVISER/SUB-ADVISER  CORE   ACCESS  EDGE   PLUS   OUTLOOK
---------------------------------------------------------------------------------------------------------------------------------
 Franklin Strategic Income   Seeks a high level of current   Franklin Advisers, Inc.           X      X       X      X      X
  Securities Fund - Class 1  income, with capital
                             appreciation over the long
                             term as a secondary goal
 Mutual Global Discovery     Seeks capital appreciation      Franklin Mutual Advisers, LLC     X      X       X      X      X
  Securities Fund - Class 2                                  Sub-advised by Franklin
  (2)                                                        Templeton Investment
                                                             Management Limited
 Mutual Shares Securities    Capital appreciation, with      Franklin Mutual Advisers, LLC     X      X       X      X      X
  Fund - Class 2             income as a secondary goal
 Templeton Developing        Seeks long-term capital         Templeton Asset Management        X      X       X      X      X
  Markets Securities Fund -  appreciation                    Ltd.
  Class 1
 Templeton Foreign           Seeks long-term capital growth  Templeton Investment Counsel,     X      X       X      X      X
  Securities Fund - Class 2                                  LLC
 Templeton Growth            Seeks long-term capital growth  Templeton Global Advisors         X      X       X      X      X
  Securities Fund - Class 2                                  Limited
                                                             Sub-advised by Templeton Asset
                                                             Management Ltd.
HARTFORD SERIES FUND, INC.
 Hartford Money Market HLS   Maximum current income          Hartford Investment Financial     X      X       X      X      X
  Fund - Class IA*           consistent with liquidity and   Services, LLC.
                             preservation of capital         Sub-advised by Hartford
                                                             Investment Management Company
MFS(R) VARIABLE INSURANCE
TRUST
 MFS(R) Core Equity Series   Seeks capital appreciation      MFS Investment Management         X      X       X      X      X
  - Initial Class (3)+
 MFS(R) Global Equity        Seeks capital appreciation      MFS Investment Management         X      X       X      X      X
  Series - Initial Class
 MFS(R) Growth Series -      Seeks capital appreciation      MFS Investment Management         X      X       X      X      X
  Initial Class (4)
 MFS(R) High Income Series   Total return with an emphasis   MFS Investment Management         X      X       X      X      X
  - Initial Class            on high current income, but
                             also considering capital
                             appreciation
 MFS(R) Investors Growth     Seeks capital appreciation      MFS Investment Management         X      X       X      X      X
  Stock Series - Initial
  Class
 MFS(R) Investors Trust      Seeks capital appreciation      MFS Investment Management         X      X       X      X      X
  Series - Initial Class
 MFS(R) Mid Cap Growth       Seeks capital appreciation      MFS Investment Management         X      X       X      X      X
  Series - Initial Class
 MFS(R) New Discovery        Seeks capital appreciation      MFS Investment Management         X      X       X      X      X
  Series - Initial Class

APP A-8

--------------------------------------------------------------------------------

FUNDING OPTION                INVESTMENT OBJECTIVE SUMMARY   INVESTMENT ADVISER/SUB-ADVISER  CORE   ACCESS  EDGE   PLUS   OUTLOOK
---------------------------------------------------------------------------------------------------------------------------------
 MFS(R) Research Bond        Total return with an emphasis   MFS Investment Management         X      X       X      X      X
  Series - Initial Class     on high current income, but
                             also considering capital
                             appreciation.
 MFS(R) Research             Seeks capital appreciation      MFS Investment Management         X      X       X      X      X
  International Series -
  Initial Class
 MFS(R) Research Series -    Seeks capital appreciation      MFS Investment Management         X      X       X      X      X
  Initial Class
 MFS(R) Total Return Series  Seeks total return              MFS Investment Management         X      X       X      X      X
  - Initial Class
 MFS(R) Value Series -       Seeks capital appreciation      MFS Investment Management         X      X       X      X      X
  Initial Class
 Fixed Accumulation          Preservation of capital         General Account                   X              X
  Feature**

+      Closed to new and subsequent Premium Payments and transfers of Contract
       Value.

NOTES

(1)  Formerly Franklin Small Cap Fund

(2)  Formerly Mutual Discovery Securities Fund - Class 2

(3)  Formerly MFS(R) Capital Opportunities Series - Initial Class

(4)  Formerly MFS(R) Emerging Growth Series - Initial Class

* In a low interest rate environment, yields for money market funds, after deduction of Contract charges may be negative even though the fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a money market Sub-Account, that portion of your Contract Value may decrease in value.

** The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature. The Fixed Accumulation Feature is currently not available to Plus and Outlook products.

                    APP A-9

--------------------------------------------------------------------------------

IV. INVESTMENT OPTIONS (PROPRIETARY)

[RESERVED]

                                                                     APP B-1

-------------------------------------------------------------------------------

APPENDIX B -- THE HARTFORD'S LIFETIME INCOME BUILDER

OBJECTIVE

Protect your investment from poor market performance through potential annual Benefit Amount increases and provide income through predetermined periodic payments based either on a set schedule or your lifetime.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

This rider (called the Unified Benefit Design in your Contract) provides a single Benefit Amount payable as two separate but bundled benefits which form the entire benefit. In other words, this rider is a guarantee of the Benefit Amount that you can access two ways:

- WITHDRAWAL BENEFIT allows (a) BENEFIT PAYMENTS: a series of withdrawals which may be paid annually until the Benefit Amount is reduced to zero or
    (b) LIFETIME BENEFIT PAYMENTS: a series of withdrawals which may be paid annually until the death of any Owner if the older Owner (or Annuitant if the Contract Owner is a trust) is age 60 or older. The Benefit Payments and Lifetime Benefit Payments may continue even if the Contract Value is reduced to zero; and/or

- GUARANTEED MINIMUM DEATH BENEFIT ("GMDB"). The GMDB is equal to the greater of the Benefit Amount or the Contract Value if the Contract Value is greater than zero. DEPLETING THE BENEFIT AMOUNT BY TAKING SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT. THIS GUARANTEED MINIMUM DEATH BENEFIT REPLACES THE STANDARD DEATH BENEFITS PROVIDED UNDER THIS CONTRACT.

WHEN CAN YOU BUY THIS RIDER?

The Hartford's Lifetime Income Builder is closed to new investors.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect this rider, you may not elect any rider other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The fee for this rider is based on your then current Benefit Amount. . This additional charge will automatically be deducted from your Contract Value on each Contract Anniversary. The charge is withdrawn from each Sub-Account and the Fixed Account in the same proportion that the value of the Sub-Account bears to the total Contract Value. The rider fee will not be taken from the DCA Plus account. The charge is deducted after all other financial transactions and any Benefit Amount increases are made. Once you elect this benefit, we will continue to deduct the charge until we begin to make Annuity Payouts. The rider charge may limit access to Fixed Accounts in certain states.

We reserve the right to increase the charge up to a maximum rate of 0.75% any time on or after your fifth Contract Anniversary or five years from the date from which we last notified you of a fee increase, whichever is later. If we increase this charge, you will receive advance notice of the increase and will be given the opportunity to suspend this and future charge increases. If you suspend any charge increase, you will no longer receive automatic Benefit Amount increases. If we do not receive notice from you to suspend the increase, we will automatically assume that automatic Benefit Amount increases will continue and the new charge will apply. Within 30 days prior to subsequent Contract Anniversaries, you may re-start automatic Benefit Amount increases at the charge in effect since your most recent notification. If you Surrender prior to a Contract Anniversary, a pro rata share of the charge will be assessed and will be equal to the charge multiplied by the Benefit Amount prior to the Surrender, multiplied by the number of days since the last charge was assessed, divided by 365.

You may decline the fee increase and permanently waive automatic Benefit Amount increases by:

-   Notifying us in writing, verbally or electronically, if available.

- Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuiness of any election.

- We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

- We will only honor notifications from the Owner or joint Owner and not through your broker.

- If you decline the fee increase we will suspend automatic Benefit Amount increases. You can re-start automatic Benefit Amount increases within 30 days of your Contract Anniversary if you accept the rider fee currently in effect.

- If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider's rules.

APP B-2

-------------------------------------------------------------------------------

DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

Yes. The initial Benefit Amount equals your initial Premium Payment. The Benefit Amount will be adjusted in the future through your actions as well as ours. The Benefit Amount will be increased as a result of automatic Benefit Amount increases or subsequent Premium Payments; However, if Surrenders have been taken, your new Benefit Payment may not be greater than your Benefit Amount prior to the Surrender. The Benefit Amount will be decreased as a result of any Surrenders and potentially, any changes in ownership.

- Automatic Benefit Amount increases. We may increase the Benefit Amount on each Contract Anniversary (referred to as "automatic Benefit Amount increases"), depending on the investment performance of your Contract. To compute this percentage, we will divide your Contract Value on the then current Contract Anniversary by the Maximum Contract Value and then reduced by 1. In no event will this factor be less than 0% or greater than 10%. Automatic Benefit Amount increases will not take place if the investment performance of your Sub-Accounts is neutral or negative. Automatic Benefit Amount increases will continue until the earlier of the Contract Anniversary immediately following the older Owner's or Annuitant's 75th birthday or the Annuity Commencement Date.

- Subsequent Premium Payments. When subsequent Premium Payments are received, the Benefit Amount will be increased by the dollar amount of the subsequent Premium Payment. However, if Surrenders have been taken your new Benefit Payment may not be greater than your Benefit Amount prior to the Surrender.

- Surrenders. When a Surrender is made, the Benefit Amount will be equal to the amount determined in either (A), (B) or (C) as follows:

    A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

    B. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income program to satisfy Required Minimum Distributions, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

    C. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment and the Required Minimum Distribution exception in
        (B) does not apply, the Benefit Amount is re-calculated to the greater of zero or the lesser of (i) or (ii) as follows:

       (i)  the Contract Value immediately following the Surrender; or

       (ii) the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

- Benefit Amount limits. Your Benefit Amount can not be less than zero or more than $5 million. Any sums in excess of this ceiling will not be included for any benefits under this rider.

Since the Benefit Amount is a central source for both benefits under this rider, taking withdrawals will lessen or eliminate the Guaranteed Minimum Death Benefit. Refer to the Examples included in Appendix I for a more complete description of these effects.

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

Yes. The following section describes both Benefit Payments and Lifetime Benefit Payments which together comprise the Withdrawal Benefit.

-   BENEFIT PAYMENTS

Under this option, Surrenders may be taken immediately as a Benefit Payment that is initially set equal to 5% annually of the initial Benefit Amount. The Benefit Payment is the amount guaranteed for withdrawal each Contract Year until the Benefit Amount is reduced to zero (even if the Contract Value is first reduced to zero). We support this guaranteed payment through our General Account which is subject to our claims paying ability and other liabilities as a company.

The Benefit Payment can be taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.

Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.

                                                                     APP B-3

-------------------------------------------------------------------------------

Whenever a Surrender is taken during any Contract Year, the Benefit Payment will be adjusted to equal the amount in either (A), (B) or (C) as follows:

    A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Payment until the next Contract Anniversary is equal to the lesser of the Benefit Payment immediately prior to the Surrender or the Benefit Amount immediately after the Surrender.

    B. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of (A) will apply.

    C. If total Surrenders since the most recent Contract Anniversary are more than the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Payment will be re-calculated to equal the Benefit Amount immediately following the Surrender multiplied by 5%.

If you choose an amount less than the Benefit Payment in any Contract Year, the remaining annual Benefit Payment cannot be carried forward to the next Contract Year. You may elect to take Benefit Payments at any time provided that the Benefit Amount is greater than zero.

If you make a subsequent Premium Payment, the Benefit Payment will be re-calculated to equal 5% of the Benefit Amount immediately after the subsequent Premium Payment is made.

If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary, we will automatically re-calculate the Benefit Payment to the greater of the Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%. If you are enrolled in our Automatic Income Program you must request in writing to increase the amount being withdrawn.

If Surrenders are less than or equal to the Benefit Payment but result in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules if the Benefit Amount is greater than zero. However, if the Benefit Amount is zero and the Contract Value remaining after any Surrender is also less than our minimum amount rules then in effect, we may terminate the Contract and pay you the Surrender Value.

-   LIFETIME BENEFIT PAYMENTS

Under this option, Surrenders may be taken as Lifetime Benefit Payments that are initially equal to 5% annually of the Benefit Amount on the Contract Anniversary immediately following the older Owner's 60th birthday or 5% of the initial Benefit Amount if the older Owner is 60 or older at the rider's effective date The Lifetime Benefit Payment is the amount guaranteed to be available for withdrawal each Contract Year until the first death of any Owner (even if the Contract Value is reduced to zero). We support this payment through our General Account which is subject to our claims paying ability and other liabilities as a company.

The Lifetime Benefit Payment can be taken on any payment schedule that you request.

Lifetime Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Lifetime Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Lifetime Benefit Payment include any applicable Contingent Deferred Sales Charge.

Whenever a Surrender is taken after the Contract Anniversary immediately following the older Owner's 60th Birthday, the Lifetime Benefit Payment will be equal to the amount determined in either (A), (B) or (C) as follows:

    A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Lifetime Benefit Payment, the Lifetime Benefit Payment is equal to the Lifetime Benefit Payment immediately prior to the Surrender.

    B. If total Surrenders since the most recent Contract Anniversary exceed the Lifetime Benefit Payment as a result of enrollment in our Automatic Income program to satisfy Required Minimum Distributions, the provisions of (A) will apply.

    C. If total Surrenders since the most recent Contract Anniversary are more than the Lifetime Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Lifetime Benefit Payments will be re-calculated to equal the Benefit Amount immediately following the partial Surrender multiplied by 5%.

If you choose an amount less than the Lifetime Benefit Payment in any Contract Year, the remaining annual Lifetime Benefit Payment cannot be carried forward to the next Contract Year.

Lifetime Benefit Payments will be available until the first death of any Owner. If the Contract Value is reduced to zero, Lifetime Benefit Payments will automatically continue under this Fixed Lifetime and Period Certain Annuity Payout.

APP B-4

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If you make a subsequent Premium Payment after the Contract Anniversary immediately following the older Owner's 60th birthday, the Lifetime Benefit Payment will be re-calculated to equal 5% of the Benefit Amount after the subsequent Premium Payment is made.

If Surrenders are not taken prior to the Contract Anniversary immediately following the older Owner's 60th birthday, the Lifetime Benefit Payment will equal the Benefit Payment. If Surrenders are taken prior to the Contract Anniversary immediately following the older Owner's 60th birthday, the Lifetime Benefit Payment may be less than the Benefit Payment. The greater of the Benefit Payment or Lifetime Benefit Payment can be taken.

If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary after the older Owner's 60th birthday, we will automatically re-calculate the Lifetime Benefit Payment to equal the greater of the Lifetime Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%.

If a Surrender is less than or equal to the Lifetime Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules. However, if the Contract Value remaining after any Surrender is less than our minimum amount rules then in effect and the Benefit Amount and your Lifetime Benefit Payments have been reduced to zero, we may terminate the Contract and pay the Surrender Value.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes. This rider includes a Guaranteed Minimum Death Benefit that replaces the standard Death Benefit. The GMDB is equal to the greater of the Benefit Amount or the Contract Value IF the Contract Value is greater than zero.

The Death Benefit is payable at the first death of an Owner or Annuitant. We will pay to the Beneficiary the greater of the Benefit Amount or the Contract Value (as long as the Contract Value is greater than zero) as of the date due proof of death is received by us.

If the Contract Value is zero as of the date of due proof of death, there will be no Death Benefit. Otherwise, the Death Benefit will fluctuate based on the Benefit Amount as reduced by Surrenders, Withdrawal Benefits and expenses as discussed above.

DOES THIS RIDER REPLACE STANDARD DEATH BENEFITS?

Yes. This rider replaces the standard Death Benefit. This rider can be elected along with MAV Plus.

CAN YOU REVOKE THIS RIDER?

No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

WHAT EFFECT DO FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS RIDER?

You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value at the time you request a Surrender with any applicable charges deducted and not the Benefit Amount, Lifetime Benefit Payment or the Benefit Payment amount you would have received under this rider.

If you still have a Benefit Amount or Lifetime Benefit Payment Amount after you Surrender all of your Contract Value (following the provisions or the rider) or your Contract Value is reduced to zero, we will issue a payout annuity. If the Owner is a natural person we will treat the Owners(s) as the Annuitant for purposes of this annuity. If there is more than one Annuitant, the annuity will be on a first-to-die basis (joint and 0% survivor annuity). You may elect to have the Benefit Amount or Lifetime Benefit Payment paid to you under either the Fixed Period Certain Annuity Payout or the Fixed Lifetime and Period Certain Annuity Payout Option. The election is irrevocable.

Subject to our approval, which approval may be withheld or delayed for any reason, you may elect to defer the Annuity Commencement Date until you are eligible for the Fixed Lifetime and Period Certain Annuity Payout.

If your Benefit Payment or your Lifetime Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

Any ownership change made prior to the first anniversary of the rider effective date will have no impact on the Benefit Amount, but the Lifetime Benefit Payment may change as long as the new Owner(s) and Annuitant are less than age 76 at the time of the change. The Lifetime Benefit Payment may change based on the age of the new owner.

An ownership change after the first Contract Anniversary that causes a re-calculation in the benefits as long as the older Owner after the change is less than age 76 at the time of the change will automatically result in either
(A) or (B):

(A) If this rider is not currently available for sale, we will continue the existing rider for the GMDB only and the Withdrawal Benefit will terminate. This rider charge will then discontinue.

                                                                     APP B-5

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(B) If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at your current charge. The Benefit Amount will be re-calculated to the lesser of the Contract Value or the Benefit Amount on the date of the change. The Benefit Payment and Lifetime Benefit Payment will be re-calculated on the date of the change.

If the older Owner is age 76 or greater at the time of an ownership change, this rider will continue with respect to the GMDB only and the Withdrawal Benefit will terminate. The GMDB will be modified to equal Contract Value only and the Rider charge will discontinue.

CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT?

Yes. If the Owner dies and the Beneficiary is the deceased Owner's Spouse at the time of death, the Spouse may continue the Contract and we will adjust the Contract Value to the amount we would have paid as a Death Benefit payment (the greater of the Contract Value and the Benefit Amount). If the Spouse elects to continue the Contract and is less than age 76 at the time of the continuation, then either (A) or (B) will automatically apply:

(A) If this rider is not currently available for sale, we will continue the existing The Hartford's Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate and the rider charge will discontinue.

(B) If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount and Maximum Contract Value will be re-calculated to the Contract Value on the continuation date. The Benefit Payments and Lifetime Benefit Payments will be re-calculated on the continuation date.

If the Spouse elects to continue the Contract and is age 76 or greater at the time of the continuation, this rider will continue with respect to the GMDB only and the Withdrawal Benefits will terminate. The GMDB will be modified to equal Contract Value only and the rider charge will discontinue. Spousal Contract continuation will only apply one time for each Contract.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you annuitize your Contract, you may choose any of those Annuity Payout Options offered in the Contract. The amount used for calculating Annuity Payout Options will be the Contract Value. In other words, you will forfeit any difference between your Contract Value and Benefit Amount by voluntarily annuitizing before the maximum Annuity Commencement Date.

If the annuity reaches the maximum Annuity Commencement Date the Contract will automatically be annuitized unless we and the Owner(s) agree to extend the Annuity Commencement Date, which approval may be withheld or delayed for any reason. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under The Hartford's Lifetime Income Builder rules applicable when the Contract Value equals zero.

-   FIXED PERIOD CERTAIN PAYOUT OPTION

If your Contract Value goes to zero, you are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined by dividing the Benefit Amount by the Benefit Payment. The total amount payable under this Annuity Payout Option will equal the Benefit Amount. This annualized amount will be paid over the determined number of years. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. The amount payable in the final year of payments may be less than the prior year's annual amount payable so that the total amount of the payouts will be equal to the Benefit Amount. If, at the death of the any Annuitant, payments have been made for less than the stated number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner's last instructions on record.

-   FIXED LIFETIME AND PERIOD CERTAIN PAYOUT OPTION

If your Contract Value goes to zero and the Owner(s) are alive and age 60 or older, you are entitled to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years. The minimum number of years that payments will be made is determined on the Annuity Calculation Date by dividing the Benefit Amount by the Lifetime Benefit Payment. The total minimum amount payable under this option will equal the Benefit Amount. This Lifetime Benefit Payment amount will be paid over the greater of the minimum number of years, or until the death of any Annuitant. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the minimum number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner's last instructions on record.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the ownership change effective date. We may prohibit investment in any Sub-Account, require you to allocate your Contract Value in one of a number of asset allocation models, investment programs or fund-of-funds Sub-Accounts. If you violate the restrictions, then this rider, its benefits and its charges will terminate.

APP B-6

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ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

No.

CAN WE AGGREGATE CONTRACTS?

For purposes of determining the Benefit Amount under this rider, we reserve the right to treat one or more Contracts issued by us to you with any optional Withdrawal Benefit rider in the same calendar year as one Contract. Accordingly, if we elect to aggregate Contracts, we will change the period over which we measure withdrawals against the Benefit Payment.

OTHER INFORMATION

For examples of how this rider works, see "Appendix I."

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- This rider is no longer actively marketed and is not available in any State where The Hartford's Lifetime Income Builder II is approved for sale.

- The benefits under this rider cannot be directly or indirectly assigned, pledged, collateralized or securitized in any way. Any such actions will invalidate this rider.

- Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use. For instance, if you deplete your Benefit Amount through Surrenders, whether voluntarily or as a result of Required Minimum Distributions, you will reduce your Death Benefit. If your Contract Value is zero as of the date of due proof of death, there will be no Death Benefit. This may be of special concern to seniors.

- Inasmuch as Withdrawal Benefits may reduce or eliminate the GMDB, electing this rider as part of an investment program involving a qualified plan may not make sense unless, for instance, other features of this Contract such as Withdrawal Benefits and access to Funds, outweigh the absence of additional tax advantages from a variable annuity.

- Annuitizing your Contract, whether voluntarily or not, will impact these benefits. First, annuitization shall eliminate the Guaranteed Minimum Death Benefit. Second, annuitization will terminate any Withdrawal Benefits which will be converted into annuity payments according to the annuitization option chosen. Accordingly, Lifetime Benefit Payments could be replaced by another "lifetime" payout option and will not be subject to automatic Benefit Amount increases.

- Even though this rider is designed to provide "living benefits," you should not assume that you will necessarily receive "payments for life" if you have violated any of the terms of this rider.

- Purchasing this rider is a one time only event and cannot be undone later. If you elect this rider you will not be able to elect standard Death Benefits or optional riders other than MAV Plus.

- Any additional contributions made to your Contract after withdrawals have begun will cause the Benefit Amount to be recalculated. If an additional contribution is made, the Benefit Amount will be recalculated to equal the remaining Benefit Amount plus the additional contribution, which could be more or less than the original Benefit Amount and could change the amount of your Benefit Payments or Lifetime Benefit Payments, as the case may be.

- Spouses who are not a joint Owner or Beneficiary may find continuation of this rider to be unavailable or unattractive after the death of the Owner-Spouse. Continuation of the options available in this rider is dependent upon its availability at the time of death of the first Owner-Spouse and will be subject to then prevailing charges.

-   Certain ownership changes may result in a reduction of benefits.

- Annuitizing your Contract instead of receiving Benefit Payments or Lifetime Benefit Payments will forfeit any increases in your Benefit Amount over your Contract Value. Voluntary or involuntary annuitization will terminate Lifetime Benefit Payments. Annuity Payout Options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

- Finally, we may increase the charge for this rider on or after the fifth Contract Anniversary or five years since your last increase notification, whichever is later.

- There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.

- We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

                                                                     APP C-1

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APPENDIX C - THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS AND THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS

OBJECTIVE

The objective of these two different riders is to (i) protect your investment from poor market performance; (ii) provide longevity protection through Lifetime Benefit Payments; and (iii) provide Death Benefit protection.

HOW DO THE RIDERS HELP ACHIEVE THIS GOAL?

- LIFETIME WITHDRAWAL FEATURE. Provided you follow the rules below, the riders provide a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life's Lifetime Income Eligibility Date until the first death of any Covered Life ("Single Life Option") or until the second death of any Covered Life ("Joint/Spousal Option"). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the rider chosen:

Lifetime Income                 =      Payment Base or Contract   x      Withdrawal Percent
Builder Selects                        Value, whichever is
                                       higher
                                                - or -
Lifetime Income                 =      Payment Base               x      Withdrawal Percent
Builder Portfolios

- GUARANTEED MINIMUM DEATH BENEFIT. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments (adjusted for partial Surrenders) or Contract Value as of the date due proof of death is received by us for any Contract Owner or Annuitant. PARTIAL SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT. THIS GUARANTEED MINIMUM DEATH BENEFIT REPLACES THE STANDARD DEATH BENEFITS PROVIDED UNDER THIS CONTRACT.

WHEN CAN YOU BUY THE RIDERS?

The Hartford's Lifetime Income Builders Selects is closed to new investors.

When you buy either rider, you must provide us with the names and date of birth of the Owner, any joint Owner, Annuitant and Beneficiary. We then determine who the "Relevant Covered Life" and other "Covered Lives" will be when establishing the Withdrawal Percent.

- A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.

- For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner, and his or her Spouse is the joint Owner or Beneficiary.

- The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.

The maximum age of any Contract Owner or Annuitant when electing either rider is
80. These age restrictions also apply to the Beneficiary when the Joint/Spousal Option is chosen.

DOES ELECTING EITHER RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect either rider, you may not elect any rider other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR EITHER RIDER CALCULATED?

The fee for the riders is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary after your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for the riders will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.

APP C-2

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We reserve the right to increase the charge for either or both riders (and any option) up to the maximum fees described in the Synopsis at any time 12 months after either rider's effective date. Any future fee increase will be based on the charge that we are then currently charging other customers who have not previously elected such rider.

Fee increases will not apply if (a) the age of the Relevant Covered Life is 81 or older; (b) you notify us of your election to permanently waive automatic Payment Base increases as described below; or (c) we convert your benefits based on our Minimum Amount rules defined in your Contract. This fee may not be the same as the fee that we charge new purchasers.

Subject to the foregoing limitation, we also reserve the right to charge a different fee for either rider (or options) to any new Contract Owners as a result of a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.

You will receive advanced notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:

-   Notifying us in writing, verbally or electronically, if available.

- Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuiness of any election.

- We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

- We will only honor notifications from the Owner or joint Owner and not through your broker.

- Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.

- If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider's rules.

- If you decline the fee increase, and defer withdrawals for at least five years, the Withdrawal Percentage will continue to be reset when a new age band is reached according to the rider's rules.

DOES THE PAYMENT BASE CHANGE UNDER EITHER RIDER?

Yes, your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored-exchange program. Your Payment Base will fluctuate based on:

       -   automatic Payment Base increases; and

       -   subsequent Premium Payments; and

       - partial Surrenders (including partial Surrenders taken prior to the Lifetime Income Eligibility Date or if the amount of the partial Surrender exceeds either your Threshold or Lifetime Benefit Payment amount).

- Automatic Payment Base Increase: Your automatic annual Payment Base increase varies depending on whether you choose The Hartford's Lifetime Income Builder Selects or The Hartford's Lifetime Income Builder Portfolios. The following table describes how these options operate:

                         THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS         THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------------
New Payment Base     [(current Anniversary Value (prior to the rider charge   The higher of current Contract Value or Payment Base
                     being taken) divided by your prior Payment Base)]
                     multiplied by your prior Payment Base
Annual Payment Base  0% - 10%                                                 Unlimited
increase limits

  We will determine if you are eligible for annual automatic Payment Base increases on each Contract Anniversary.

  Automatic Payment Base increases will cease upon the earliest of:

    -   your Annuity Commencement Date;

    - the Contract Anniversary immediately following the Relevant Covered Life's attained age of 80; or

                                                                     APP C-3

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    -   You waive your right to receive automatic Payment Base increases.

  Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under either rider. See Examples 16 and 17 under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios in Appendix I.

- Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis. See Examples 10 and 11 under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios in Appendix I.

- Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior to the Lifetime Income Eligibility Date, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable limits as discussed below:

    A. If cumulative partial Surrenders taken during any Contract Year and prior to the Lifetime Income Eligibility Date, are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

    B. If cumulative partial Surrenders taken after the Lifetime Income Eligibility Date are equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

    C. For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

  See Examples 3-9 and 12-15 under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios in Appendix I

- Covered Life changes may also trigger a recalculation of your Payment Base, Lifetime Benefit Payment, Guaranteed Minimum Death Benefit and rider fees. See "WHAT HAPPENS IF YOU CHANGE OWNERSHIP?" below.

- Option Conversion. We reserve the right to offer a one-time only conversion from The Hartford's Lifetime Income Builder Selects to The Hartford's Lifetime Income Builder Portfolios, or vice versa, on or after the first Contract Anniversary after the rider has been in effect and prior to the Relevant Covered Life's reaching attained age 81. Your then current Payment Base will be your new Payment Base for the purposes of the converted rider. This conversion will go into effect on the next following Contract Anniversary. A conversion notice must be received by us in good order between 30 days prior to, or within 15 days after, a Contract Anniversary. This privilege may be withdrawn at our sole discretion at any time without prior notice. The rider fee and any associated restrictions will be based on the rider then in effect. You may rescind your election within 15 days after making your election. Upon rescission; however, your Payment Base will be reset at the LOWER of the then applicable Payment Base or the Contract Value at the time of rescission. RESCISSION OF A CONVERSION OPTION MAY THEREFORE RESULT IN A PERMANENT REDUCTION OF BENEFITS. Once rescinded, this privilege will be terminated.

- Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.

IS EITHER RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

Yes. However, withdrawals taken prior to the Lifetime Income Eligibility Date are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish Lifetime Benefit Payments and Guaranteed Minimum Death Benefits.

APP C-4

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As shown in the following table, the Withdrawal Percent for all partial Surrenders taken BEFORE the Lifetime Income Eligibility Date will be 5% (Single Life Option) or 4.5% (Joint/Spousal Option). In contrast, the Withdrawal Percent for partial Surrenders taken AFTER the Lifetime Income Eligibility Date will be based on the chronological age of the Relevant Covered Life at the time of the first withdrawal as shown below:

                                                     WITHDRAWAL PERCENT
           RELEVANT COVERED LIFE              SINGLE LIFE         JOINT/SPOUSAL
               ATTAINED AGE                      OPTION               OPTION
--------------------------------------------------------------------------------
          [LESS THAN]59 1/2 - 64                  5.0%                 4.5%
                  65 - 69                         5.5%                 5.0%
                  70 - 74                         6.0%                 5.5%
                  75 - 79                         6.5%                 6.0%
                  80 - 84                         7.0%                 6.5%
                  85 - 90                         7.5%                 7.0%
                    90+                           8.0%                 7.5%

Except as provided below, the Withdrawal Percent will be based on the chronological age of the Relevant Covered Life at the time of the first Surrender.

    1. If a partial Surrender HAS NOT been taken, your new Withdrawal Percent will be effective on the next birthday that brought the Relevant Covered Life into a new Withdrawal Percent age band; or

    2. If you have deferred taking partial Surrenders for five years from the date you purchased this rider, your new Withdrawal Percent will be effective on the next birthday that brings the Relevant covered Life into a new Withdrawal Percent age band. Your new Withdrawal Percent will thereafter continue to change based on the age of the Relevant Covered Life as shown on the table above regardless of whether partial Surrenders are taken after such five year period or;

    3. If the preceding requirements in (1) or (2) have not been met, your new Withdrawal Percent will be effective as of the Contract Anniversary when the next automatic Payment Base increase occurs due to market performance after the birthday that brings the Relevant Covered Life into a new Withdrawal Percent age band.

If you meet the deferral requirements above, you will not forfeit your right to automatic Withdrawal Percent increases even if you decline future fee increases.

Please refer to Example 24 in The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios Examples Appendix for more information.

IS EITHER RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments adjusted for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of either rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. For Joint/Spousal election of either rider, no Death Benefit will be available when a Relevant Covered Life is the Beneficiary and the Beneficiary dies.

Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

    A. If cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and
        (ii) proportionate basis for the amount in excess of the Threshold.

    B. If cumulative partial Surrenders after the Lifetime Income Eligibility Date are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

    C. For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

                                                                     APP C-5

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Please refer to the section labeled "CAN YOUR SPOUSE CONTINUE YOUR LIFETIME WITHDRAWAL FEATURE" for more information on the continuation of the Lifetime Benefit Payments by your Spouse.

DOES EITHER RIDER REPLACE THE STANDARD DEATH BENEFIT?

YES, IT PERMANENTLY REPLACES THE STANDARD DEATH BENEFIT. The Guaranteed Minimum Death Benefit will be reset to equal Contract Value when there is a Covered Life change that exceeds the permissible age limitation under either rider. This may also occur for the Single Life Option when the spouse elects Spousal Contract continuation and the new Covered Life exceeds the age limit.

CAN YOU REVOKE THIS RIDER?

No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation by you of either rider.

WHAT EFFECT DOES PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS RIDER?

Please refer to "DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER EITHER RIDER?" for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under either rider.

If your Contract Value on any Contract Anniversary is ever reduced below the minimum amount (as defined in your Contract -- generally, the greater of $500 or one Lifetime Benefit Payment) as a result of investment performance or if on any Valuation Day a partial Surrender is taken that reduces your Contract Value below the minimum amount, then the following will occur:

-   We will no longer accept subsequent Premium Payments; and

- You will be required to either make a full Surrender or promptly transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs (failure to do so after a reasonable amount of time being deemed as acquiescence to our reallocation of these sums to the Money Market Sub-Account); and

- Lifetime Benefit Payments will continue and Withdrawal Percent increases will continue if the Contract qualifies for the 5-year deferral provision;

- Your Guaranteed Minimum Death Benefit will continue to be reduced by Lifetime Benefit Payments until reduced to zero at which time your Death Benefit shall be equal to your Contract Value; and

- All other privileges under either rider will terminate and you will no longer be charged a rider fee or Annual Maintenance Fee; and

- If any amount greater than a Lifetime Benefit Payment is requested, the Contract will be liquidated, the rider will terminate and the Guaranteed Minimum Death Benefit will be lost.

See Examples 21 and 22 under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios in Appendix I.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

Inasmuch as this rider is affected by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.

Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the applicable rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.

After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change. The charge for this rider will remain the same.

Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change. The charge for this rider will remain the same.

APP C-6

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You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

    A. If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Lifetime Withdrawal Feature of either rider and continue the Guaranteed Minimum Death Benefit only. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

    B. If the older Covered Life after the change exceeds the maximum age limitation of either rider at the time of the change, or we no longer offer either rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then:

    A. If we no longer offer such rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Lifetime Withdrawal Feature will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

    B. If we offer such rider, then we will use the attained age of the older Covered Life as of the date of the Covered Life change to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change; or

    C. If we offer such rider and the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If such rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.

The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

SINGLE LIFE OPTION ELECTION:

IF THE DECEASED IS . . .                    AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving             The Annuitant is living or       Joint Contract Owner receives
                                 non-spousal Contract Owner       deceased                         the Death Benefit and this
                                                                                                   rider terminates
Contract Owner                   There is a surviving spousal     The Annuitant is living or       Joint Contract Owner receives
                                 Contract Owner                   deceased                         the Death Benefit and this
                                                                                                   rider can continue under
                                                                                                   Spousal Contract continuation
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Designated
                                 Owner                            deceased                         Beneficiary receives the Death
                                                                                                   Benefit
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Estate
                                 Owner or Beneficiary             deceased                         receives the Death Benefit
Annuitant                        Contract Owner is living         There is no Contingent           Contract continues, no Death
                                                                  Annuitant and the Contract       Benefit is paid, and this rider
                                                                  Owner becomes the Contingent     continues
                                                                  Annuitant
Annuitant                        Contract Owner is living         There is no Contingent           Rider terminates and Contract
                                                                  Annuitant and the Contract       Owner receives the Death
                                                                  Owner waives their right to      Benefit
                                                                  become the Contingent Annuitant
Annuitant                        Contract Owner is Living         Contingent Annuitant is Living   Contingent Annuitant becomes
                                                                                                   the Annuitant and the Contract
                                                                                                   and this rider continues

                                                                     APP C-7

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JOINT/SPOUSAL ELECTION:

IF THE DECEASED IS . . .                    AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving Contract    The Annuitant is living or       The surviving Contract Owner
                                 Owner                            deceased                         continues the Contract and
                                                                                                   rider; we will increase the
                                                                                                   Contract Value to the Death
                                                                                                   Benefit value
Contract Owner                   There is no surviving Contract   The Spouse is the sole primary   Follow Spousal Contract
                                 Owner                            beneficiary                      continuation rules for joint
                                                                                                   life elections
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates and Contract
                                 Owner or Beneficiary             deceased                         Owner's estate receives the
                                                                                                   Death Benefit
Annuitant                        The Contract Owner is living     There is a Contingent Annuitant  The Rider continues; upon the death of the last surviving
                                                                                                   Covered Life, the rider will
                                                                                                   terminate.

CAN YOUR SPOUSE CONTINUE YOUR LIFETIME WITHDRAWAL FEATURE?

-   SINGLE LIFE OPTION:

If a Covered Life dies and the sole Beneficiary is the deceased Covered Life's Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and such rider, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.

If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Feature, the Guaranteed Minimum Death Benefit will be set equal to the Contract Value and the rider charge will no longer be assessed.

-   JOINT/SPOUSAL OPTION:

Either rider is designed to facilitate the continuation of your rights under the rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

- The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

- The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date;

- The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date; and

-   The Lifetime Benefit Payment will be recalculated.

The remaining Covered Life can not name a new owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. Either rider will terminate upon the death of the remaining Covered Life.

See Examples 18 and 19 under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios in Appendix I.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value and will not be able to elect any of the annuitization options allowed under this rider. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole

APP C-8

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discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our Minimum Amount rule then in effect.

If your Contract Value is reduced below our Minimum Amount rule (as defined in your Contract), then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. We will then issue you a payout annuity. You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.

-   SINGLE LIFE OPTION:

If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.

If the older Annuitant is age 59 1/2 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59 1/2 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years.

If the Annuitant and joint Annuitant are alive and the older Annuitant is age 59 1/2 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or the applicable Threshold. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

This option may not be available if the Contract is issued to qualify under Code Sections 401, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

-   JOINT/SPOUSAL OPTION:

If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.

If the younger Annuitant is alive and age 59 1/2 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59 1/2 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.

If the Annuitant is alive and the younger Annuitant is age 59 1/2 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a minimum number of years.

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or the applicable Threshold. Therefore, the higher your then remaining Guaranteed Minimum Death Benefit is at the time of annuitization, the longer the time period you will be entitled to receive annuitization payments. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

These options may not be available if the Contract is issued to qualify under Code Sections 401, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

                                                                     APP C-9

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ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

Yes, as described in the following table:

Lifetime Income Builder    We reserve the right to limit the Funds into which you may allocate your Contract Value. We may
Selects                    prohibit investment in certain Funds or require you to allocate your Contract Value only to certain
                           Funds or in accordance with one of a number of model portfolios or Programs.
Lifetime Income Builder    Your Contract Value must be invested in one or more Programs and in an approved model portfolio,
Portfolios                 Funds or other investment vehicles established from time to time. Permissible portfolios, Funds,
                           Programs or other investment vehicles are described in your application and other communications. Not all model portfolios or Programs are available through all Financial Intermediaries.
                           We may, in our sole discretion, add, replace or alter Funds, Programs and model portfolios from time to time. You will be provided with advance notification of any investment restriction changes.
                           Changes may be made on a prospective basis with respect to any additional Premium Payments received.
                           While you may switch from model portfolio to model portfolio, you can not pick and choose Funds within any model portfolios nor may you specify which Funds should be redeemed to satisfy the
                           Lifetime Withdrawal Feature. You may provide written investment instructions to invest Contract Value in a manner that violates these investment restrictions. Any such action will; however, result in the termination of your rights under either rider.

Investments within model portfolios will fluctuate in value and may be worth more or less than your original investment. We are not responsible for lost investment opportunities associated with the implementation of these investment restrictions. Please refer to each Fund's investment objectives, policies and restrictions and the risks of investing in each Fund as described in this prospectus and the prospectus for each Fund.

If your Lifetime Withdrawal Feature is revoked due to failure to comply with the investment restrictions, you will have a one time opportunity to reinstate the Lifetime Withdrawal Feature on your rider. There is a 15 calendar day reinstatement period that will begin from the date your lifetime withdrawal feature is revoked. During the reinstatement period, if you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change, your opportunity to reinstate will be terminated.

Upon reinstatement of your Lifetime Withdrawal Feature under either rider, your Payment Base will be reset at the lower of the Payment Base prior to the revocation and Contract Value as of the date of the reinstatement. Your Withdrawal Percentage will be set equal to the Withdrawal Percentage prior to the Lifetime Withdrawal Feature revocation; unless, if within the reinstatement period you reach a new age band and no partial Surrenders have been taken, then the Withdrawal Percentage will be set equal to the appropriate percentage based on the attained age of the Relevant Covered Life. Your Lifetime Benefit Payment will be recalculated based on the Lifetime Withdrawal Feature values as of the date of the reinstatement. We will deduct a prorated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments. These restrictions are not currently enforced.

CAN WE AGGREGATE CONTRACTS?

Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.

We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

APP C-10

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- YOUR ANNUAL LIFETIME BENEFIT PAYMENTS MAY FLUCTUATE BASED ON CHANGES IN THE PAYMENT BASE AND CONTRACT VALUE. THE PAYMENT BASE IS SENSITIVE TO PARTIAL SURRENDERS IN EXCESS OF THE THEN CURRENT MAXIMUM LIFETIME BENEFIT PAYMENT OR THRESHOLD. IT IS THEREFORE POSSIBLE THAT SURRENDERS AND SUBSEQUENT PREMIUM PAYMENTS WITHIN THE SAME CONTRACT YEAR, WHETHER OR NOT EQUAL TO ONE ANOTHER, CAN RESULT IN LOWER LIFETIME BENEFIT PAYMENTS.

- Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these "lifetime" benefits. First, you may no longer invest additional Premium Payments. Second, the Death Benefit will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize, you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

- If you had elected the conversion option from The Hartford's Lifetime Income Builder Selects to The Hartford's Lifetime Income Builder Portfolios, or vice versa, and subsequently rescinded that election, your Payment Base will be set to the lower of the Payment Base or the Contract Value on the date of the rescission and therefore your old Payment Base will not be restored. The Death Benefit will also be set to the lower of the Guaranteed Minimum Death Benefit and the Contract Value on the date of the rescission.

- Even though either rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of this rider.

- While there is no minimum age for electing either rider, withdrawals taken prior to the Lifetime Income Eligibility Date will reduce, or can even eliminate guaranteed Lifetime Benefit Payments. PAYMENTS TAKEN PRIOR TO THE LIFETIME INCOME ELIGIBILITY DATE ARE NOT GUARANTEED TO LAST FOR A LIFETIME. Either rider may not be suitable if a Covered Life is under attained age 59 1/2.

- The determination of the Relevant Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

- We may terminate either or both riders post-election based on your violation of benefit rules and may otherwise withdraw such rider (or any option) for new sales at any time. In the event that either rider (or any option) is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated and the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

- Unless otherwise provided, you may select either rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect either rider you will not be eligible to elect optional riders other than MAV or MAV Plus.

- When the Single Life Option is chosen, Spouses may find continuation of either rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in either optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

- The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

- Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

- Annuity pay-out options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

- The fee for either rider may increase any time after 12 months from either rider's effective date. There are no assurances as to the fee we will be charging at the time of each Payment Base increase. This is subject to the maximum fee disclosed in the Synopsis.

- Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

- We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

                                                                     APP D-1

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APPENDIX D -- INFORMATION REGARDING CONTRACT SERIES NO LONGER SOLD

OVERVIEW

The following information amends and supplements the Prospectus only with respect to those Series no longer sold.

SYNOPSIS

The following table describes some of the fees and expenses that you will pay periodically and on a daily basis (except as noted) during the time that you own the Contract, not including fees and expenses of the underlying Funds. Please refer to the Synopsis (Section 2) for more information regarding all other applicable fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES (AS
A PERCENTAGE OF AVERAGE DAILY SUB-ACCOUNT VALUE)    ACCESS       CORE        EDGE      OUTLOOK       PLUS
------------------------------------------------------------------------------------------------------------
  Mortality and Expense Risk Charge                 1.50%       1.20%       0.80%       1.50%       1.50%
  Administrative Charge                             0.15%       0.15%       0.15%       0.20%       0.15%
  Total Separate Account Annual Expenses            1.65%       1.35%       0.95%       1.70%       1.65%

This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities.

Let's say, hypothetically, that your annual investment return is 5% and that your fees and expenses today were as high as possible.

The example illustrates the effect of fees and expenses that you could incur (other than taxes). Your actual fees and expenses may vary. For every $10,000 invested, here's how much you would pay under each of the three scenarios posed:

(1) If you Surrender your variable annuity at the end of the applicable time period:

                                    1 YEAR   3 YEARS  5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Access                                 $474   $1,425   $2,380        $4,791
Core                                 $1,096   $1,980   $2,680        $4,455
Edge                                   $916   $1,656   $2,409        $4,363
Outlook                              $1,132   $1,887   $2,357        $4,749
Plus                                 $1,226   $2,173   $3,029        $4,749

(2)  If you annuitize at the end of the applicable time period:

                                1 YEAR       3 YEARS  5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Access                            $368        $1,319   $2,274        $4,683
Core                              $327        $1,200   $2,084        $4,344
Edge                              $811        $1,551   $2,303        $4,253
Outlook                           $363        $1,304   $2,250        $4,641
Plus                              $363        $1,304   $2,250        $4,641

(3)  If you do not Surrender your variable annuity:

                                1 YEAR       3 YEARS  5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Access                            $474        $1,425   $2,380        $4,791
Core                              $433        $1,307   $2,193        $4,455
Edge                              $916        $1,656   $2,409        $4,363
Outlook                           $469        $1,410   $2,357        $4,749
Plus                              $469        $1,410   $2,357        $4,749

STANDARD DEATH BENEFITS

These versions of the Contract include a standard Death Benefit that is based on the age of the Owner(s) and Annuitant. Standard Death Benefits are at no additional cost.

If all Owner(s) and Annuitant are less than age 76 on the Contract issuance date, you can choose either the Premium Protection or the Asset Protection Death Benefit. If you do not choose a death benefit, we will automatically issue the Asset Protection Death

APP D-2

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Benefit. If any Owner(s) or Annuitant is more than age 76 on the Contract issuance date, we will automatically issue the Asset Protection Death Benefit.

THE PREMIUM PROTECTION DEATH BENEFIT

If applicable, your Death Benefit is the highest of:

-   Contract Value; or

-   Total Premium Payments adjusted for partial Surrenders.

If your Contract has the Premium Protection Death Benefit and you transfer ownership of your Contract to someone who was 76 years old or older at the time you purchased your Contract, the Premium Protection Death Benefit will no longer apply as of the date of transfer and the death benefit will be a return of your Contract Value. As used above, "Contract Value" refers to your Contract Value on the date we receive due proof of death.

The following are examples of how Premium Protection Death Benefit works:

EXAMPLE 1

Assume that:

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a partial Surrender of $8,000,

- Your Contract Value in the fourth year immediately before your Surrender was $109,273,

-   On the day we calculate the Death Benefit, your Contract Value was $117,403.

The adjustment to your total Premium Payments for partial Surrenders is on a dollar-for-dollar basis up to 10% of total Premium Payments. The partial Surrender of $8,000 is less than 10% of Premium Payments. Your adjusted total Premium Payments is $92,000.

Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $117,403.

EXAMPLE 2

Assume that:

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

-   On the day we calculate the Death Benefit, your Contract Value was $120,000.

The adjustments to your Premium Payments for partial Surrenders is on a dollar-for-dollar basis up to 10% of total Premium Payments. 10% of the total Premium Payments is $10,000. Total Premium Payments adjusted for dollar-for-dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar-for-dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = ..64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.

Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $120,000.

THE ASSET PROTECTION DEATH BENEFIT

If applicable, except as noted below, your Death Benefit is the highest of A, B or C, below:

    A.  Contract Value; or

    B. Contract Value plus 25% of total Premium Payments adjusted for partial Surrenders (excluding Premium Payments we receive within 12 months of death); or

    C.  Contract Value plus 25% of Maximum Anniversary Value.

The Asset Protection Death Benefit cannot exceed the highest of:

-   Contract Value;

                                                                     APP D-3

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-   Total Premium Payments adjusted for partial Surrenders; or

-   Maximum Anniversary Value.

All references to "Contract Value" refer to such value on the date we receive due proof of death.

The following are examples of how Asset Protection Death Benefit works:

EXAMPLE 1

Assume that:

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

-   On the day we calculate the Death Benefit, your Contract Value was $117,403,

-   Your Maximum Anniversary Value was $11,403.

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we calculate the Death Benefit [$117,403],

- The Contract Value of your Contract, plus 25% of the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders. [$117,403 + 25% ($100,000 - $8,000) = $140,403],

- The Contract Value of your Contract, plus 25% of Your Maximum Anniversary Value minus an adjustment for any partial Surrenders [$117,403 + 25% ($117,403 - $8,000) = $144,754], but it cannot exceed the greatest of:

       - The Contract Value of your Contract on the date we calculate the Death Benefit [$117,403],

       - Total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for partial Surrenders [$100,000 - $8,000 = $92,000]; or

       - Your Maximum Anniversary Value adjusted for any partial Surrenders [$117,403 - $8,000 = $109,403].

Because the Contract Value of your Contract [$117,403] is greater than your Maximum Anniversary Value adjusted for partial Surrenders [$109,403] and your adjusted total Premium Payments [$92,000], the amount of the Death Benefit would be your Contract Value or $117,403.

EXAMPLE 2

Assume that:

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

-   On the day we calculate the Death Benefit, your Contract Value was $120,000,

-   Your Maximum Anniversary Value is $140,000.

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we calculate the Death Benefit [$120,000],

- The Contract Value of your Contract, plus 25% of the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders. [$120,000 + 25% of $57,857 = $134,464 (see below)],

- The Contract Value of your Contract, plus 25% of Your Maximum Anniversary Value minus an adjustment for any partial Surrenders [$120,000 + 25% ($83,571) = $140,893 (see below)].

The Asset Protection Death Benefit is the greatest of these three values but it cannot exceed the greatest of:

       - The Contract Value of your Contract on the date we calculate the Death Benefit [$120,000],

APP D-4

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       - Total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for partial Surrenders [$57,857 (see below)]; or

       - Your Maximum Anniversary Value adjusted for any partial Surrenders [$83,571 (see below)].

The adjustments to your Premium Payments and/or Maximum Anniversary Value for partial Surrenders is on a dollar-for-dollar basis up to 10% of total Premium Payments. 10% of the total Premium Payments is $10,000.

Total Premium Payments adjusted for dollar-for-dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar-for-dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.

Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar-for-dollar basis up to 10% of Premium Payments is $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar-for-dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

Your Asset Protection Death Benefit is $120,000. This is because your Contract Value at death [$120,000] was the greatest of:

       - The Contract Value of your Contract on the date we calculate the Death Benefit [$120,000],

       - Total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for partial Surrenders [$57,857]; or

       - Your Maximum Anniversary Value minus an adjustment for any partial Surrenders [$83,571].

To obtain a Statement of Additional Information, please complete the form below and mail to:

     The Hartford
     Attn: Individual Markets Group
     P.O. Box 5085
     Hartford, Connecticut 06102-5085

Please send a Statement of Additional Information for Series II, IIR and III of Classic Hartford Leaders Outlook variable annuity to me at the following address:

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                              Name
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                            Address
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     City/State                                   Zip Code

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                        HARTFORD LIFE INSURANCE COMPANY

                             SEPARATE ACCOUNT SEVEN

           SERIES II, IIR AND III OF CLASSIC HARTFORD LEADERS OUTLOOK

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.

To obtain a prospectus, send a written request to Hartford Life Insurance Company, Attn: Individual Markets Group, P.O. Box 5085, Hartford, CT 06102-5085.

Date of Prospectus: May 1, 2009
Date of Statement of Additional Information: May 1, 2009

TABLE OF CONTENTS

GENERAL INFORMATION                                                            2
  Safekeeping of Assets                                                        2
  Experts                                                                      2
  Non-Participating                                                            2
  Misstatement of Age or Sex                                                   2
  Principal Underwriter                                                        2
  Additional Payments                                                          2
PERFORMANCE RELATED INFORMATION                                                6
  Total Return for all Sub-Accounts                                            6
  Yield for Sub-Accounts                                                       6
  Money Market Sub-Accounts                                                    6
  Additional Materials                                                         7
  Performance Comparisons                                                      7
ACCUMULATION UNIT VALUES                                                       8
FINANCIAL STATEMENTS                                                        SA-2

2

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GENERAL INFORMATION

SAFEKEEPING OF ASSETS

We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS

The consolidated balance sheets of Hartford Life Insurance Company (the "Company") as of December 31, 2008 and 2007, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2008 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 11, 2009 (April 29, 2009 as to the effects of the change in reporting entity structure and the retrospective adoption of FASB Statement No. 160, NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS described in Note 1 and Note 17) and the statements of assets and liabilities of Hartford Life Insurance Company Separate Account Seven (the "Account") as of December 31, 2008, and the related statements of operations and changes in net assets for the respective stated periods then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 18, 2009, which reports are both included in this Statement of Additional Information. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

With respect to the unaudited interim financial information for the periods ended March 31, 2009 and 2008 which is incorporated by reference herein, Deloitte & Touche LLP, an independent registered public accounting firm, have applied limited procedures in accordance with the standards of the Public Company Accounting Oversight Board (United States) for a review of such information. However, as stated in their report included in the Company's Quarterly Reports on Form 10-Q for the quarter ended March 31, 2009 and incorporated by reference herein, they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. Deloitte & Touche LLP are not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their report on the unaudited interim financial information because that report is not a "report" or a "part" of the Registration Statement prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.

NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. ("HSD"). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.

We currently pay HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2008: $53,980,236; 2007: $125,061,889; and 2006: $122,003,581.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

As stated in the prospectus, we (or our affiliates) pay Additional Payments to Financial Intermediaries. In addition to the Financial Intermediaries listed in the prospectus with whom we have an ongoing contractual arrangement to make Additional Payments, listed below are all Financial Intermediaries that received Additional Payments in 2008 of items such as sponsorship of meetings, education seminars, and travel and entertainment, whether or not an ongoing contractual relationship exists.

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A.G. Edwards & Sons, Inc., Abacus Investments, Inc., ABD Financial Services, Inc., Access Financial Group, Inc., Access Investments, Inc., Acument Securities, Inc., Addison Avenue Federal Credit Union, ADP Broker-Dealer, Inc., Advanced Advisor Group, Advanced Equities, Inc., Advantage Capital Corp., Advisory Group Equity Services Ltd., AFA Financial Group, LLC., Affinity Bank, AFS Brokerage, Inc., AIG Equity Sales Corp., AIG Financial Advisors, AIG Retirement Advisors, Inc., AIM Distributors, Inc., Aim Investments, Alamo Capital, All Nevada Insurance, Allegacy Federal Credit Union, Allegheny Investments Ltd., Allen & Co. of Florida, Inc., Alliance Bank, AllianceBernstein, AllianceBernstein Investment Research, AllState Financial Services, LLC., Altura Credit Union, AMCORE Bank, NA., Amcore Investment Services, Inc., American Bank, NA., American Classic Securities, American Funds & Trusts, Inc., American General Securities Inc., American Heritage Federal Credit Union, American Independent Securities Group, American Independent Securities, Inc., American Investors Company, American Investors Group, American Municipal Securities, Inc., American Portfolios Financial Services, American Securities Group, Inc., American Trust & Savings Bank, Ameriprise Financial Services, Inc., Ameritas Investment Corp., Ameritrade, Inc., Ames Community Bank, Amsouth Bank, Amsouth Investment Services, AmTrust Bank, Amtrust Investment Services, Inc., Anchor Bank, Anderson & Strudwick, Inc., Andrew Garrett, Inc., Arlington Securities, Inc., Arrowhead Central Credit Union, Arvest Asset Management, Arvest Bank, Ascend Financial Services, Inc., Askar Corp., Asset Management Securities Corp., Associated Bank, NA., Associated Financial Services, Inc., Associated Investment Services, Inc., Associated Securities Corp., Astoria Federal Savings & Loan Association, Atlantic Securities, Inc., Avisen Securities, Inc., AXA Advisors, LLC., Ayre Investments, B.B. Graham & Co., B.C. Ziegler and Company, Banc of America Investment Services, Inc., Bancnorth Investment Group, Inc., Bancorpsouth Investment Services, Inc., BancWest Investment Services, Inc., Bank of Albuquerque, NA., Bank of America, Bank of Clarendon, Bank of Clarke County, Bank of Stockton, Bank of Texas, Bank of the Commonwealth, Bank of the South, Bank of the West, Bankers & Investors Co., Bankers Life and Casualty, Banknorth, BankUnited, FSB, BankWest, Inc., Bannon, Ohanesian & Lecours, Inc., Banorte Securities, Banorte Securities International, Bates Securities, Inc., BB&T Investment Services, Inc., BCG Securities, Inc., Beaconsfield Financial Services., Inc., Benchmark Investments, Inc., Beneficial Investment Services, Bernard Herold & Co., Inc., Berthel, Fisher & Co. Financial Services, Inc., Bethpage Federal Credit Union, BI Investments, LLC., Bodell Overcash Anderson & Co., Boeing Employees Credit Union, BOSC, Inc., Brecek & Young Advisors, Inc., Brighton Securities Corp., Britton & Koontz Bank, N.A., Broad Street Securities, Inc., Broker Dealer Financial Services Corp., Brokersxpress LLC., Brookstone Securities, Inc., Brookstreet Securities Corp., Brown Advisory Securities Inc., Brown, Lisle/Cummings, Inc., Bruce A Lefavi Securities, Inc., Busey Bank, Butler, Wick & Co., Inc., C.R.I. Securities, Inc., Cadaret, Grant & Co., Inc., California Bank & Trust, California Credit Union, California National Bank, Calton & Associates, Inc., Cambridge Investment Research, Inc., Cambridge Legacy Sec., LLC., Cambridge State Bank, Cantella & Co., Inc., Capital Analysts, Inc., Capital Bank, Capital Brokerage Corporation, Capital Choice, Capital City Bank, Capital Financial Services, Inc., Capital Growth Resources, Capital Investment Group, Inc., Capital Investment Services, Inc., Capital One Investments Services, LLC., Capital Securities Investment Corp., Capital Securities Management, Capital Select Investments Corp., Capital Wealth Advisors, Inc., Capital West Securities, Inc., CapitalBank, Capitol Federal Savings Bank, Capitol Securities Management, Inc., Carolina First Bank, Carolinas Investment Consulting LLC., Cary Street Partners, LLC., Cascade Investment Group, Inc., CCF Investments, Inc., CCO Investment Services Corp., Centaurus Financial, Inc., Centennial Securities Co., Inc., Central State Bank, Central Virginia Bank, Century National Bank, Century Securities Associates, Inc., CFD Investments, Inc., Chapin, Davis, Charles Schwab, Chase Investments Services Corp., Chemical Bank West, Chevy Chase Financial Services, CIBC World Markets Corp., Citadel Federal Credit Union, Citi Bank, Citicorp Investment Services, Citigroup Global Markets, Inc., Citizens & Farmers Bank, Citizens Bank, Citizens Business Bank, City Bank, City Securities Corporation, Coastal Federal Credit Union, Coburn & Meredith, Inc., Colonial Bank, N.A., Colonial Brokerage, Inc., Comerica Bank, Comerica Securities, Commerce Bank, N.A., Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commercial & Savings Bank/Mllrsbrg, Commercial Federal Bank, Commonwealth Bank & Trust Co., Commonwealth Financial Network, Commonwealth Investment Services, Inc., Community Bank, Community Bank & Trust, Community Credit Union, Community Investment Services, Inc., Compass Bank, Compass Brokerage, Inc., Comprehensive Financial Services, Conservative Financial Services., Inc., Coordinated Capital Securities, Inc., Country Club Financial Services., Inc., Countrywide Bank, Countrywide Investment Services, Inc., Credit Union West, Crews & Associates, Inc., Crowell, Weedon & Co., Crown Capital Securities, LLP, CUE, Cullum & Burks Securities, Inc., Cumberland Brokerage Corp., Cuna Brokerage Services, Inc., Cuso Financial Services, LLP., CW Securities, LLC., D.A. Davidson & Company, Davenport & Company LLC., David A. Noyes & Company, David Lerner Associates, Inc., DaVinci Capital Management, Inc., Dawson James Securities, Inc., Delta Equity Services Corp., Delta Trust Investment, Inc., Deutsche Bank Securities, Inc., DeWaay Financial Network, DFCU Financial Federal Credit Union, Dilworth, Diversified Securities, Inc., Dominion Investor Services., Inc., Dorsey & Company, Inc., Dougherty & Company LLC., Dubuque Bank & Trust Co., Dumon Financial, Duncan-Williams, Inc., Dupaco Community Credit Union, Eagle Bank, Eagle One Financial, Eagle One Investments, LLC., Eastern Bank, Eastern Financial Florida Credit Union, ECM Securities Corporation, EDI Financial, Inc., Edward Jones, Effex National Security, Eisner Securities, Inc., Emclaire Financial Corp., Emerson Equity, LLC., Empire Bank, Empire Financial Group, Inc., Empire Securities Corporation, Emporia State Bank & Trust Co., Ensemble Financial Services, Inc., EPlanning Securities, Inc., Equitable Bank, Equitas America, LLC, Equity Services, Inc., ESL Federal Credit Union, Essex Financial Services, Inc., Essex National Securities, Inc., Essex Securities, LLC., Evans National Bank, EVB, Evolve Securities, Inc., Excel Securities & Assoc., Inc., Fairport Capital, Inc., Fairwinds Credit Union, Farmers National Bank, Farmers National Bank/Canfield, Feltl & Company, Ferris/Baker Watts, FFP Securities, Inc., Fidelity Bank, Fidelity Brokerage Services., LLC., Fidelity Federal Bank & Trust, Fidelity

4

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Investments, Fifth Third Bank, Fifth Third Securities, FIMCO Securities Group, Inc., Financial Center Credit Union, Financial Network Investment Corp., Financial Partners Credit Union, Financial Planning Consultants, Financial Security Management, Inc., Financial West Group, Fintegra LLC., First Allied Securities, First America Bank, First American Bank, First Bank, First Brokerage America, First Citizens Bank, First Citizens Financial Plus, Inc., First Citizens Investor Services, First Command Financial Planning, First Commonwealth Bank, First Commonwealth Federal Credit Union, First Community Bank, First Community Bank, N.A., First Federal Bank, First Federal Savings & Loan of Charlston, First Financial Bank, First Financial Equity Corp., First Global Securities, Inc., First Harrison Bank, First Heartland Capital Inc., First Hope Bank, First Investment Services, First MidAmerica Investment Corp., First Midwest Bank, First Midwest Securities, First Montauk Securities, First National Bank, First National Investments Inc, First Niagara Bank, First Northern Bank of Dixon, First Place Bank, First Southeast Investment Services, First St. Louis Securities, Inc., First Tennessee Bank, First Tennessee Brokerage, Inc., First Wall Street Corporation, First Western Securities Inc., FirstMerit Securities, Inc., FiServ Investor Services, Inc., Flagstar Bank, FSB, Florida Investment Advisers, Flushing Savings Bank, FSB, FMN Capital Corporation, FNB Brokerage Services, Inc., FNIC F.I.D. Div., Folger Nolan Fleming Douglas, Foothill Securities, Inc., Foresters Equity Services, Inc., Fortune Financial Services, Founders Financial Securities, LLC., Fox and Company, Franklin Bank, Franklin/ Templeton Dist., Inc., Freedom Financial, Inc., Fremont Bank, Frontier Bank, Frost Brokerage Services Inc., Frost National Bank, FSC Securities Corporation, FSIC, Fulcrum Securities, Inc., Gateway Bank and Trust Company, Geneos Wealth Management, Inc., Genworth Financial Securities Corp., GIA Financial Group, L.L.C., Girard Securities Inc., Global Brokerage Services, Gold Coast Securities, Inc., Golden One Credit Union, Great American Advisors, Inc., Great American Investors, Inc., Great Lakes Capital, Inc., Greenberg Financial Group, Gregory J Schwartz & Co., Inc., Gunnallen Financial, Inc., GWN Securities, Inc., H&R Block Financial Advisers, Inc., H. Beck, Inc., H.D.Vest Investment Services, Haas Financial Products, Inc., Hancock Bank, Hancock Investments Services, Harbor Financial Services, LLC., Harbour Investments, Inc., Harger and Company, Inc., Harold Dance Investments, Harris Investor Services, Inc., Harvest Capital LLC, Hawthorne Securities Corp., Hazard & Siegel, Inc., Hazlett, Burt & Watson, Inc., HBW Securities, LLC, HCSB, Heartland Investment Associates, Inc., Heim & Young Securities, Inc., Heim Young & Associates, Inc., Hibernia Investments, LLC, Hibernia National Bank, High Country Bank, High Ridge Insurance Services, Hilliard Lyons, HNB National Bank, Home Savings & Loan Company of Youngstown, Home Savings Bank, Horizon Bank, Hornor, Townsend & Kent, Inc., Horwitz & Associates, Inc., Howe Barnes Investments, Inc., HRC Investment Services, Inc., HSBC Bank USA, National Associates, HSBC International, HSBC Securities (USA) Inc., Huntingdon Securities Corp., Huntington Investment Co., Huntington National Bank, Huntington Valley Bank, Huntleigh Securities Corp., IBC Investments, IBN Financial Services, Inc., ICBA Financial Services Corp., IFG Network Securities, Inc., IFMG Securities, Inc., IMS Securities, Inc., Independent Financial Securities Inc., Independent Financial Group, LLC., Indiana Merchant Banking & Brokerage, Infinex Investment, Inc., Infinity Securities, Co., Inc., ING Financial Advisors, LLC, ING Financial Partners, Innovative Solutions, Integrated Financial Inc., Intercarolina Financial Services, Inc., Interpacific Investor Services, InterSecurities, Inc., INTRUST Bank, NA., Intrust Brokerage Inc., Invesmart Securities, LLC., INVEST Financial Corporation, Investacorp, Inc., Investment Center, Inc., Investment Centers of America, Investment Management Corp., Investment Network, Inc., Investment Planners, Inc., Investment Professionals, Inc., Investment Security Corp., Investors Capital Corp., Investors Resources Group, Inc., Iowa State Bank, ISG Equity Sales Corporation, J.B. Hanauer & Co., J.J.B Hilliard, W.L.Lyons LLC., J.P. Turner & Co., J.W. Cole Financial, Inc., Jack V Butterfield Investment Co., Jackson Securities, LLC., Jacksonville Savings Bank, James C. Butterfield, Inc., Janney Montgomery Scott, Inc., Jefferson Pilot Securities Corp., Jesup & Lamont Securities Corp., JHW Financial Services, Inc., JHW Securities, JJB Hilliard/WL Lyons, Inc., Jones Bains Sides Investments Group, Joseph James Financial Services, Kalos Capital, Inc., Kaplan & Co., Securities Inc., KCD Financial, Inc., Keesler Federal Credit Union, Kern National Federal Credit Union, Kern Schools Federal Credit Union, Key Bank, Key Investment Services, LLC., Key Investor Services, KeyBank, NA., KeyPoint Credit Union, Kinecta Credit Union, Kirkwood Bank & Trust Co., KleinBank, KMS Financial Services, Inc., Kovack Securities, Inc., L.F. Financial, LLC., L.M. Kohn & Company, LaBrunerie Financial Services, Inc., Lake Area Bank, Lake Community Bank, Landmark Credit Union, Lara, Shull & May, LTD., LaSalle Financial Services, Inc., LaSalle Street Securities, Inc., Lawrence Jorgenson, Legacy Asset Securities, Inc., Legacy Financial Services, Inc., Legend Equities Corporation, Legends Bank, Legg Mason/Citigroup Global Market, Leigh Baldwin & Co., LLC., Leonard & Company, Lesko Securities Inc., Leumi Investment Services, Inc., Lexington Investment Co., Inc., LFA, Liberty Group, LLC., Liberty Securities Corporation, Lifemark Securities Corp., Lincoln Financial Advisors Corp., Lincoln Investment Planning, Inc., Linsco/Private Ledger, LOC Federal Credit Union, Lockheed Federal Credit Union, Lombard Securities, Inc., Long Island Financial Group, Lord, Abbett & Co., Lowell & Company, Inc., LPL Financial, M Holdings Securities, Inc., M&I Bank, M&I Brokerage Services, Inc., M&I Financial Advisors, Inc., M&T Bank, M&T Securities, Inc., M. Griffith, Inc., M.L. Stern & Co. Inc., Madison Avenue Securities, Inc., Madison Bank & Trust, Main Street Securities, LLC., Manarin Securities Corp., Manna Financial Services Corp., Mascoma Savings Bank, Mass Institute of Technology Credit Union, Mass Mutual, Maxim Group LLC., McGinn, Smith & Co., Inc., McNally Financial Services Corp.; Means Investment Co., Inc., Medallion Equities, Inc., Medallion Investment Services Inc., Mercantile Bank, Mercantile Brokerage Services Inc., Mercantile Trust & Savings Bank, Merrill Lynch Inc., Merrimac Corporate Securities, Inc., Mesirow Financial, Inc., MetLife Securities, Inc., MFS Fund Distributors, Inc., MICG Investment Management, Michigan Catholic Credit Union, Michigan Securities, Inc., Mid Atlantic Capital Corp., MidAmerica Financial Services Inc., Mid-Atlantic Securities, Inc., Midwestern Sec Trading CO, LLC., Milkie/ Ferguson Investments, Mission Federal Credit Union, MMC Securities Corp., MML Investor Services, Inc., Moloney Securities Co., Inc., Money Concepts Capital Corp, Money Management Advisory Inc., Moors & Cabot, Inc., Morgan Keegan & Co., Inc., Morgan Peabody, Inc.,

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Morgan Stanley & Co., Inc., MSCS Financial Services, LLC., MTL Equity Products, Inc., Multi-Financial Securities Corp., Multiple Financial Services., Inc., Mutual Funds Assoc., Inc., Mutual Securities, Inc., Mutual Service Corp., NatCity Investments, National Bank & Trust, National City Bank of Midwest, National Financial Services Corp., National Investors Services, National Pension & Group Consultant, National Planning Corporation, National Securities Corp., Nations Financial Group, Inc., Nationwide Investment Service Corp., Navy Federal Brokerage Services, Navy Federal Credit Union, NBC Financial Services, NBC Securities, Inc., NBT Bank, Neidiger, Tucker, Bruner, Inc., Nelson Securities, Inc., Networth Strategic, New England Securities Corp., New Horizon Asset Management Group, LLC., NewAlliance Bank, NewAlliance Investments, Inc., Newbridge Securities Corp., Nexity Financial Services, Inc., Next Financial Group, NFB Investment Services Corp., NFP Securities, Inc., NIA Securities, LLC., Nodaway Valley Bank, Nollenberger Capital Partners, North Ridge Securities Corp., Northeast Securities, Inc., Northern Trust Company, Northern Trust Securities, Inc., Northridge Capital Corp., Northwestern Mutual Investment Services, Inc., Nutmeg Securities, Ltd., NYLIFE Securities Inc., O.N. Equity Sales Co., Oak Tree Securities, Inc., Oakbrook Financial Group, Inc., Oberlin Financial Corporation, OFG Financial Services, Inc., Ogilvie Security Advisors Corp., Ohio National Equities, Inc., O'Keefe Shaw & Company, Old National Bank, ON Equity Sales Co., OneAmerica Securities Inc., Oppenheimer and Co., Inc., Orange County Teachers Federal Credit Union, P & A Financial Sec's Inc., Pacific Cascade Federal Credit Union, Pacific Financial Assoc., Pacific West Securities, Inc., Packerland Brokerage Services, Inc., Paragon Bank & Trust, Park Avenue Securities, Parsonex Securities, Inc., Partnervest Securities, Inc., Patapsco Bank, Patelco Credit Union, Paulson Investment Company Inc., Peachtree Capital Corporation, Penn Plaza Brokerage, Pension Planners Securities Inc., Pentagon Federal Credit Union, Peoples Bank, Peoples Community Bank, Peoples Securities, Inc., Peoples United Bank, PFIC Securities Corp, Pillar Financial Services, Pimco Funds, PlanMember Securities Corp., PMK Securities & Research Inc., PNC Bank Corp., PNC Investments LLC., Premier America Credit Union, Prime Capital Services, Inc., PrimeSolutions Securities, Inc, PrimeVest Financial Services, Princor Financial Service Corp., ProEquities, Inc., Professional Asset Management, Inc., Prospera Financial Services, Protected Investors of America, Provident Bank, Provident Savings Bank, F.S.B., Pruco Securities Corp., Purshe, Kaplin & Sterling, Putnam Investments, Putnam Savings Bank, QA3 Financial Corp., Quest Capital Strategies, Inc., Quest Securities, Inc., Quest Tar, Questar Capital Corp., R.M. Stark & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets Corp., RBC Centura Bank, RBC Centura Securities, Inc., RBC Dain Rauscher Inc., Regal Discount Securities, Inc., Regal Securities, Inc., Regency Securities Inc., Regions Bank, Reliance Securities, LLC., Resource Horizons Group, LLC., R-G Crown Bank, Rhodes Securities, Inc., Rice Pontes Capital, Inc., Ridgeway & Conger, Inc., River City Bank, RiverStone Wealth Management, Inc., RNR Securities LLC., Robert B. Ausdal & Co., Inc., Robert W. Baird & Co. Inc., Robinson & Robinson, Inc., Rogan & Associates, Inc., Rogan, Rosenberg & Assoc., Inc., Rothschild Investment Corp., Royal Alliance Associates, Inc., Royal Securities Company, Rushmore Securities Corp., Rydex Distributors, Inc., S F Police Credit Union, S.C. Parker & Co., Inc., Sage, Rutty & Co., Inc., Sammons Securities Company LLC., San Mateo County Employees Credit Union, Sanders Morris Harris Inc., Sandy Spring Bank, Sawtooth Securities, LLC., Saxony Securities, Inc., SCF Securities, Inc., School Employees Credit Union, Scott & Stringfellow, Inc., Seacoast Investor Services Inc., Seacoast National Bank, Securian Financial Services, Securities America, Inc., Securities Equity Group, Securities Service Network, Inc., Security Service Federal Credit Union, Shields & Company, Sicor Securities Inc., Sigma Financial Corporation, Signator Investors Inc., Signature Bank, Signature Financial Group, Inc., Signature Securities Group, SII Investments, Silicone Valley Securities, SMH Capital, Smith Barney, Smith Barney Bank Advisor, Smith Hayes Financial Services Corp., Sorrento Pacific Financial LLC., Source Capital Group, Inc., South Carolina Bank & Trust, South Valley Bank & Trust, South Valley Wealth Management, Southeast Investments NA Inc., Southern MO Bank of Marshfield, SouthTrust Securities, Inc., Southwest Securities, Inc., Sovereign Bank, Space Coast Credit Union, Spectrum Capital, Inc., Spelman & Co., Inc., Spire Securities, LLC., Stanford Group Company, Stephen A. Kohn & Associates, Stephens, Inc., Sterling Savings Bank, Sterne Agee & Leach, Inc., Stifel, Nicolaus & Co., Inc., Stock Depot Inc, Stockcross, Inc., Stofan, Agazzi & Company, Inc., Strand Atkinson Williams York, Strategic Alliance Corp., Strategic Financial Alliance, Summit Bank, Summit Brokerage Services Inc., Summit Equities, Inc., Summitalliance Securities, LLC., SunAmerica, Sunset Financial Services, Inc., SunTrust Investment Services, Inc., Superior Bank, Surrey Bank & Trust, Susquehanna Bank, SWBC Investment Company, SWS Financial Services, Symetra Investment Services Inc., Synergy Investment Group, Synovus Securities, T.J. Raney & Sons, Inc., Taylor Securities, Inc., TD Bancnorth, National Assoc., TD Waterhouse Investor Services, Inc., Technology Credit Union, Telesis Community Credit Union, Telhio Credit Union, TFS Securities, Inc., The Advisors Group, Inc., The Capital Group Sec. Inc., The Concord Equity Group, LLC., The Golden 1 Credit Union, The Huntington Investment Co., The Huntington Investment Company, The Legend Gray, Thomasville National Bank, Thoroughbred Financial Services, LLC., Thrasher & Company, Thrivent Investment Management, Inc., Thurston, Springer, Miller, Her, TierOne Bank, TimeCapital Securities Corp., Tower Square Securities, Inc., TradeStar Investments, Inc., Transamerica Financial Advisor, TransWest Credit Union, Tri Counties Bank, Triad Advisors, Inc., Tri-County Financial Group, Inc., Triequa Capital Corporation, Triune Capital Advisors, Troy Bank & Trust, Trustmark National Bank, Trustmont Financial Group Inc., U.S Bank, UBS Financial Services, Inc., UBS International; UBS Private Banking, UMB Bank, UMB Financial Services, Inc., UMB Scout Brokerage Services, Union Bank, Union Bank & Trust, Union Bank Company, Union Bank of California, N.A., Union Bank of Chandler, Union Capital Company, Union Savings Bank, UnionBanc Investment Services, United Bank, Inc., United Brokerage Services, Inc., United Community Bank, United Financial Group, United Planners Financial Services of America, United Securities Alliance Inc., Univest Investments, Inc., US Alliance Credit Union, US Bancorp Investments, US Bank, N.A., USA Financial Securities Corp., USAllianz Securities, Inc., USI Securities, UVest Financial Services, V.B.C. Securities, VALIC Financial Advisors, Inc., ValMark Securities, Van Kampen Investments, Inc., VanDerbilt

6

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Securities, LLC., Veritrust Financial, LLC., VFinance Investments, Inc., Vinson Assoc., Vision Bank, Vision Invstmnt Services, Inc., Vision Securities, Inc., Vorpahl Wing Securities, VSR Financial Services, Inc., VYstar Credit Union, Waccamaw Bank, Wachovia Bank, Wachovia Securities Inc. Financial Network, Wachovia Securities ISG, Wachovia Securities LLC., Waddell & Reed, Inc., Wakulla Bank, Wald Group, Wall Street Electronica, Inc., Wall Street Financial Group, Walnut Street Securities, Inc., WAMU, WaMu Investments, Inc., Washington Mutual, Wasserman & Associates, Waterstone Financial Group, Wayne Hummer Investments LLC., Wayne Savings Community Bank, Wealth Management Services, Webster Bank, Webster Investments, Wedbush Morgan Securities Inc., Weitzel Financial Services Inc., Wells Fargo Investments, Wells Fargo Securities Independent, Wells Federal Bank, Wellstone Securities, LLC., WesBanco Bank, Inc., WesBanco Securities, Inc., Wescom Credit Union, Wescom Financial Services, West Alabama Bank & Trust, West Coast Bank, Westamerica Bank, Western Federal Credit Union, Western International Securities, Westfield Bakerink Brozak LLC., Westminster Financial Investment, Westminster Financial Securities, Inc., Westport Securities, L.L.C., WFG Securities Corp., Whitney National Bank, Whitney Securities, LLC., Wilbank Securities, Wiley Bros.-Aintree Capital, William C. Burnside & Company, Wilmington Brokerage Services, Wilmington Trust Co., Windsor Securities, Inc., WM Financial Services, Inc., Woodbury Financial Services, Inc., Woodforest National Bank, Woodlands Securities Corp., Woodmen Financial Services Inc., Woodstock Financial Group, Inc., Workman Securities Corp., World Equity Group Inc., World Group Securities, Inc., Worth Financial Group, Inc., WRP Investments, Inc., Wunderlich Securities Inc., XCU Capital Corp., Inc., Xerox Credit Union, Zeigler Investment Services.

PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the later of the date of the inception of the Sub-Account or Separate Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, we use a hypothetical initial premium payment of $1,000.00 and deduct for the Total Annual Fund Operating Expenses, any Sales Charge, Separate Account Annual Expenses without any optional charge deductions and the Annual Maintenance Fee.

The formula we use to calculate standardized total return is P(1+T) TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the later of the date of inception of the underlying fund or Separate Account for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that non-standardized total return includes the impact of a minimum 1% sales charge, if applicable, and the Annual Maintenance Fee is not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.

The formula we use to calculate yield is: YIELD = 2[(a - b/cd +1) TO THE POWER OF 6 - 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

-------------------------------------------------------------------------------

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. We then subtract an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR." Once the base period return is calculated, we then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A -
B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation we use is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

8

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ACCUMULATION UNIT VALUES

The following information should be read in conjunction with the financial statements for the Separate Account included in this Statement of Additional Information.

There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. There are two tables below reflecting the Accumulation Unit Values for Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company. The tables show all classes of Accumulation Unit Values corresponding to all combinations of optional benefits. Tables showing only the highest and lowest possible Accumulation Unit Value appear in the prospectus, which assumes you select either no optional benefits or all optional benefits.

HARTFORD LIFE INSURANCE COMPANY

SERIES II/IIR:

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.484           $1.486           $1.335
  Accumulation Unit Value at end
   of period                          $0.704           $1.484           $1.486
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      6,589            7,750            8,599
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $1.465           $1.471           $1.324
  Accumulation Unit Value at end
   of period                          $0.693           $1.465           $1.471
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,219              839              638
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.456           $1.463           $1.318
  Accumulation Unit Value at end
   of period                          $0.688           $1.456           $1.463
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      6,462            7,946           10,445
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.452           $1.459           $1.316
  Accumulation Unit Value at end
   of period                          $0.686           $1.452           $1.459
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,964            4,534            6,464
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $1.440           $1.450           $1.309
  Accumulation Unit Value at end
   of period                          $0.680           $1.440           $1.450
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,015            4,213            4,242
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.440           $1.450           $1.309
  Accumulation Unit Value at end
   of period                          $0.680           $1.440           $1.450
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,015            4,213            4,242
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.429           $1.441           $1.303
  Accumulation Unit Value at end
   of period                          $0.673           $1.429           $1.441
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        289              312              386
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.419           $1.432           $1.297
  Accumulation Unit Value at end
   of period                          $0.667           $1.419           $1.432
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        416              575              591
AIM V.I. CAPITAL APPRECIATION
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.533           $1.392           $1.332
  Accumulation Unit Value at end
   of period                          $0.867           $1.533           $1.392
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,587            3,133            3,945
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $1.514           $1.377           $1.321
  Accumulation Unit Value at end
   of period                          $0.854           $1.514           $1.377
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        628              490              300
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.504           $1.370           $1.315
  Accumulation Unit Value at end
   of period                          $0.848           $1.504           $1.370
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,717            3,851            5,291

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
AIM V.I. BASIC VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.285           $1.176           $1.011
  Accumulation Unit Value at end
   of period                          $1.335           $1.285           $1.176
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      9,322           10,045            7,259
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $1.276           $1.178                -
  Accumulation Unit Value at end
   of period                          $1.324           $1.276                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        648              647                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.272           $1.168           $1.005
  Accumulation Unit Value at end
   of period                          $1.318           $1.272           $1.168
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     11,931           14,046           11,364
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.270           $1.167           $1.005
  Accumulation Unit Value at end
   of period                          $1.316           $1.270           $1.167
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      7,647            9,095            7,349
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $1.266           $1.169                -
  Accumulation Unit Value at end
   of period                          $1.309           $1.266                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,043            3,158                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.266           $1.180                -
  Accumulation Unit Value at end
   of period                          $1.309           $1.266                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,043            3,158                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.261           $1.163           $1.003
  Accumulation Unit Value at end
   of period                          $1.303           $1.261           $1.163
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        516              547              422
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.258           $1.176                -
  Accumulation Unit Value at end
   of period                          $1.297           $1.258                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        557              339                -
AIM V.I. CAPITAL APPRECIATION
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.245           $1.187           $1.016
  Accumulation Unit Value at end
   of period                          $1.332           $1.245           $1.187
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,660            1,869            1,582
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $1.237           $1.155                -
  Accumulation Unit Value at end
   of period                          $1.321           $1.237                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         75               74                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.233           $1.179           $1.010
  Accumulation Unit Value at end
   of period                          $1.315           $1.233           $1.179
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,717            1,862            1,730

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.500           $1.367           $1.312
  Accumulation Unit Value at end
   of period                          $0.845           $1.500           $1.367
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,265            2,688            3,922
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $1.488           $1.358           $1.306
  Accumulation Unit Value at end
   of period                          $0.837           $1.488           $1.358
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,745            2,325            2,155
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.488           $1.358           $1.306
  Accumulation Unit Value at end
   of period                          $0.837           $1.488           $1.358
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,745            2,325            2,155
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.476           $1.349           $1.299
  Accumulation Unit Value at end
   of period                          $0.829           $1.476           $1.349
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         83              134              153
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.466           $1.342           $1.294
  Accumulation Unit Value at end
   of period                          $0.822           $1.466           $1.342
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        485              577              687
AIM V.I. CAPITAL DEVELOPMENT
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $9.780           $9.548                -
  Accumulation Unit Value at end
   of period                          $5.093           $9.780                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         43                8                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $9.774           $9.545                -
  Accumulation Unit Value at end
   of period                          $5.080           $9.774                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $9.771           $9.544                -
  Accumulation Unit Value at end
   of period                          $5.073           $9.771                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          8                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $9.770           $9.543                -
  Accumulation Unit Value at end
   of period                          $5.070           $9.770                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $9.766           $9.541                -
  Accumulation Unit Value at end
   of period                          $5.060           $9.766                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         10                4                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.766           $9.541                -
  Accumulation Unit Value at end
   of period                          $5.060           $9.766                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         10                4                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $9.762           $9.539                -
  Accumulation Unit Value at end
   of period                          $5.051           $9.762                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.758           $9.537                -
  Accumulation Unit Value at end
   of period                          $5.041           $9.758                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.231           $1.178           $1.009
  Accumulation Unit Value at end
   of period                          $1.312           $1.231           $1.178
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,763            2,081            1,881
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $1.227           $1.146                -
  Accumulation Unit Value at end
   of period                          $1.306           $1.227                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,037              504                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.227           $1.195                -
  Accumulation Unit Value at end
   of period                          $1.306           $1.227                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,037              504                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.222           $1.174           $1.007
  Accumulation Unit Value at end
   of period                          $1.299           $1.222           $1.174
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         21               63               57
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.219           $1.191                -
  Accumulation Unit Value at end
   of period                          $1.294           $1.219                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         11                7                -
AIM V.I. CAPITAL DEVELOPMENT
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -

10

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $12.529          $11.787          $10.273
  Accumulation Unit Value at end
   of period                          $8.605          $12.529          $11.787
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        999            1,159            1,208
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $12.458          $11.744          $10.256
  Accumulation Unit Value at end
   of period                          $8.539          $12.458          $11.744
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        184              156              135
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $12.423          $11.722          $10.247
  Accumulation Unit Value at end
   of period                          $8.506          $12.423          $11.722
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        522              657              760
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $12.405          $11.711          $10.243
  Accumulation Unit Value at end
   of period                          $8.490          $12.405          $11.711
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        151              192              324
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $12.352          $11.679          $10.230
  Accumulation Unit Value at end
   of period                          $8.441          $12.352          $11.679
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        865            1,004            1,135
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $12.352          $11.679          $10.230
  Accumulation Unit Value at end
   of period                          $8.441          $12.352          $11.679
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        865            1,004            1,135
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $12.300          $11.647          $10.217
  Accumulation Unit Value at end
   of period                          $8.393          $12.300          $11.647
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         15               23               35
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $12.248          $11.615          $10.204
  Accumulation Unit Value at end
   of period                          $8.345          $12.248          $11.615
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        139              141              148
AIM V.I. GOVERNMENT SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.147           $1.098           $1.078
  Accumulation Unit Value at end
   of period                          $1.267           $1.147           $1.098
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     46,447           35,318           22,144
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $1.133           $1.086           $1.069
  Accumulation Unit Value at end
   of period                          $1.249           $1.133           $1.086
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      5,942            4,462            3,171
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.126           $1.080           $1.064
  Accumulation Unit Value at end
   of period                          $1.240           $1.126           $1.080
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     22,817           23,928           20,478
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.122           $1.077           $1.062
  Accumulation Unit Value at end
   of period                          $1.235           $1.122           $1.077
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      5,146            7,482            8,635
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $1.114           $1.071           $1.057
  Accumulation Unit Value at end
   of period                          $1.224           $1.114           $1.071
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     30,414           27,651           22,211

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
AIM V.I. CORE EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $9.626                -                -
  Accumulation Unit Value at end
   of period                         $10.273                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          2                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $9.622                -                -
  Accumulation Unit Value at end
   of period                         $10.256                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $9.621                -                -
  Accumulation Unit Value at end
   of period                         $10.247                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          2                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $9.620                -                -
  Accumulation Unit Value at end
   of period                         $10.243                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $9.617                -                -
  Accumulation Unit Value at end
   of period                         $10.230                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          6                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.617                -                -
  Accumulation Unit Value at end
   of period                         $10.230                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          6                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $9.615                -                -
  Accumulation Unit Value at end
   of period                         $10.217                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.612                -                -
  Accumulation Unit Value at end
   of period                         $10.204                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
AIM V.I. GOVERNMENT SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.079           $1.070           $1.087
  Accumulation Unit Value at end
   of period                          $1.078           $1.079           $1.070
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     14,085           10,668            8,645
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $1.072           $1.073                -
  Accumulation Unit Value at end
   of period                          $1.069           $1.072                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,512              572                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.068           $1.062           $1.081
  Accumulation Unit Value at end
   of period                          $1.064           $1.068           $1.062
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     18,324           17,404           19,325
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.066           $1.061           $1.081
  Accumulation Unit Value at end
   of period                          $1.062           $1.066           $1.061
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     11,858           11,372           11,364
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $1.063           $1.065                -
  Accumulation Unit Value at end
   of period                          $1.057           $1.063                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     14,577            5,285                -

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.114           $1.071           $1.057
  Accumulation Unit Value at end
   of period                          $1.224           $1.114           $1.071
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     30,414           27,651           22,211
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.105           $1.064           $1.052
  Accumulation Unit Value at end
   of period                          $1.212           $1.105           $1.064
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        502              560              465
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.097           $1.058           $1.047
  Accumulation Unit Value at end
   of period                          $1.202           $1.097           $1.058
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      5,266            3,415            2,685
AIM V.I. INTERNATIONAL GROWTH
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $2.326           $2.062           $1.636
  Accumulation Unit Value at end
   of period                          $1.363           $2.326           $2.062
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      7,402            5,913            4,739
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $2.297           $2.041           $1.622
  Accumulation Unit Value at end
   of period                          $1.344           $2.297           $2.041
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        575              476            1,861
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $2.283           $2.030           $1.615
  Accumulation Unit Value at end
   of period                          $1.334           $2.283           $2.030
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,497            2,358            1,370
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $2.275           $2.025           $1.611
  Accumulation Unit Value at end
   of period                          $1.329           $2.275           $2.025
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        641              801              687
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $2.258           $2.012           $1.604
  Accumulation Unit Value at end
   of period                          $1.317           $2.258           $2.012
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,626            3,867            3,462
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $2.258           $2.012           $1.604
  Accumulation Unit Value at end
   of period                          $1.317           $2.258           $2.012
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,626            3,867            3,462
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $2.240           $1.999           $1.596
  Accumulation Unit Value at end
   of period                          $1.304           $2.240           $1.999
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         43               47               38
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $2.224           $1.987           $1.589
  Accumulation Unit Value at end
   of period                          $1.293           $2.224           $1.987
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        497              546              312
AIM V.I. LARGE CAP GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $12.962          $11.401          $10.732
  Accumulation Unit Value at end
   of period                          $7.864          $12.962          $11.401
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        235              214              226
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $12.889          $11.359          $10.714
  Accumulation Unit Value at end
   of period                          $7.804          $12.889          $11.359
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         40               25               14

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.063           $1.063                -
  Accumulation Unit Value at end
   of period                          $1.057           $1.063                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     14,577            5,285                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.059           $1.057           $1.078
  Accumulation Unit Value at end
   of period                          $1.052           $1.059           $1.057
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        503              434              295
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.056           $1.060                -
  Accumulation Unit Value at end
   of period                          $1.047           $1.056                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,605              348                -
AIM V.I. INTERNATIONAL GROWTH
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.411           $1.157           $0.964
  Accumulation Unit Value at end
   of period                          $1.636           $1.411           $1.157
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,145              842              354
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $1.402           $1.270                -
  Accumulation Unit Value at end
   of period                          $1.622           $1.402                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,346               13                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.397           $1.149           $0.959
  Accumulation Unit Value at end
   of period                          $1.615           $1.397           $1.149
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        993              731              434
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.395           $1.148           $0.958
  Accumulation Unit Value at end
   of period                          $1.611           $1.395           $1.148
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        811              739              555
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $1.390           $1.260                -
  Accumulation Unit Value at end
   of period                          $1.604           $1.390                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,519              212                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.390           $1.180                -
  Accumulation Unit Value at end
   of period                          $1.604           $1.390                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,519              212                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.385           $1.144           $0.956
  Accumulation Unit Value at end
   of period                          $1.596           $1.385           $1.144
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         31               35                5
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.382           $1.176                -
  Accumulation Unit Value at end
   of period                          $1.589           $1.382                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        207                3                -
AIM V.I. LARGE CAP GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $9.450                -                -
  Accumulation Unit Value at end
   of period                         $10.732                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          3                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $9.447                -                -
  Accumulation Unit Value at end
   of period                         $10.714                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -

12

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $12.852          $11.338          $10.705
  Accumulation Unit Value at end
   of period                          $7.774          $12.852          $11.338
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        178              309              325
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $12.834          $11.327          $10.701
  Accumulation Unit Value at end
   of period                          $7.759          $12.834          $11.327
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        119              160              219
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $12.779          $11.296          $10.688
  Accumulation Unit Value at end
   of period                          $7.715          $12.779          $11.296
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        199              179              190
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $12.779          $11.296          $10.688
  Accumulation Unit Value at end
   of period                          $7.715          $12.779          $11.296
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        199              179              190
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $12.725          $11.265          $10.674
  Accumulation Unit Value at end
   of period                          $7.670          $12.725          $11.265
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         11               18               25
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $12.671          $11.234          $10.661
  Accumulation Unit Value at end
   of period                          $7.626          $12.671          $11.234
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         37               43               43
AIM V.I. MID CAP CORE EQUITY
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.757           $1.631           $1.491
  Accumulation Unit Value at end
   of period                          $1.235           $1.757           $1.631
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      8,366            9,718            9,619
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $1.735           $1.614           $1.479
  Accumulation Unit Value at end
   of period                          $1.217           $1.735           $1.614
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,033            1,071              594
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.724           $1.606           $1.472
  Accumulation Unit Value at end
   of period                          $1.208           $1.724           $1.606
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      6,142            9,832           11,984
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.719           $1.601           $1.469
  Accumulation Unit Value at end
   of period                          $1.204           $1.719           $1.601
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,187            4,075            5,817
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $1.705           $1.591           $1.462
  Accumulation Unit Value at end
   of period                          $1.193           $1.705           $1.591
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      6,478            6,566            5,902
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.705           $1.591           $1.462
  Accumulation Unit Value at end
   of period                          $1.193           $1.705           $1.591
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      6,478            6,566            5,902
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.692           $1.581           $1.455
  Accumulation Unit Value at end
   of period                          $1.181           $1.692           $1.581
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        296              387              404

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $9.445                -                -
  Accumulation Unit Value at end
   of period                         $10.705                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          3                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $9.445                -                -
  Accumulation Unit Value at end
   of period                         $10.701                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $9.442                -                -
  Accumulation Unit Value at end
   of period                         $10.688                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         13                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.442                -                -
  Accumulation Unit Value at end
   of period                         $10.688                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         13                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $9.440                -                -
  Accumulation Unit Value at end
   of period                         $10.674                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          4                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.437                -                -
  Accumulation Unit Value at end
   of period                         $10.661                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
AIM V.I. MID CAP CORE EQUITY
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.410           $1.260           $1.103
  Accumulation Unit Value at end
   of period                          $1.491           $1.410           $1.260
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      9,568            9,102            6,768
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $1.400           $1.318                -
  Accumulation Unit Value at end
   of period                          $1.479           $1.400                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        562              448                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.396           $1.251           $1.097
  Accumulation Unit Value at end
   of period                          $1.472           $1.396           $1.251
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     13,307           13,227           10,856
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.394           $1.250           $1.097
  Accumulation Unit Value at end
   of period                          $1.469           $1.394           $1.250
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      7,392            7,218            6,516
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $1.389           $1.308                -
  Accumulation Unit Value at end
   of period                          $1.462           $1.389                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,687            2,470                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.389           $1.270                -
  Accumulation Unit Value at end
   of period                          $1.462           $1.389                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,687            2,470                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.384           $1.245           $1.094
  Accumulation Unit Value at end
   of period                          $1.455           $1.384           $1.245
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        378              414              258

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.680           $1.572           $1.449
  Accumulation Unit Value at end
   of period                          $1.171           $1.680           $1.572
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        677              911              867
AIM V.I. SMALL CAP EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $14.719          $14.233          $12.327
  Accumulation Unit Value at end
   of period                          $9.940          $14.719          $14.233
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        474              329              154
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $14.596          $14.142          $12.273
  Accumulation Unit Value at end
   of period                          $9.837          $14.596          $14.142
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         61               37               10
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $14.534          $14.097          $12.246
  Accumulation Unit Value at end
   of period                          $9.786          $14.534          $14.097
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        217              228              159
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $14.504          $14.074          $12.232
  Accumulation Unit Value at end
   of period                          $9.760          $14.504          $14.074
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         75               59               35
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $14.413          $14.007          $12.192
  Accumulation Unit Value at end
   of period                          $9.684          $14.413          $14.007
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        417              345              281
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $14.413          $14.007          $12.192
  Accumulation Unit Value at end
   of period                          $9.684          $14.413          $14.007
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        417              345              281
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $14.322          $13.939          $12.152
  Accumulation Unit Value at end
   of period                          $9.609          $14.322          $13.939
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          4                2                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $14.235          $13.875          $12.114
  Accumulation Unit Value at end
   of period                          $9.536          $14.235          $13.875
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         66               49               41
AMERICAN FUNDS ASSET ALLOCATION
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $14.127          $13.486          $11.963
  Accumulation Unit Value at end
   of period                          $9.790          $14.127          $13.486
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,344            4,917            4,853
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $13.933          $13.327          $11.846
  Accumulation Unit Value at end
   of period                          $9.636          $13.933          $13.327
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        925              526              362
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $13.478          $12.905          $11.482
  Accumulation Unit Value at end
   of period                          $9.312          $13.478          $12.905
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,399            3,238            3,366
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $13.782          $13.203          $11.753
  Accumulation Unit Value at end
   of period                          $9.518          $13.782          $13.203
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,030            1,705            1,961

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.380           $1.265                -
  Accumulation Unit Value at end
   of period                          $1.449           $1.380                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        492              184                -
AIM V.I. SMALL CAP EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $11.598          $10.782          $10.286
  Accumulation Unit Value at end
   of period                         $12.327          $11.598          $10.782
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         83               67               17
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $11.570          $10.692                -
  Accumulation Unit Value at end
   of period                         $12.273          $11.570                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          3                1                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $11.556          $10.775          $10.284
  Accumulation Unit Value at end
   of period                         $12.246          $11.556          $10.775
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        118               57                7
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $11.549          $10.774          $10.284
  Accumulation Unit Value at end
   of period                         $12.232          $11.549          $10.774
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         30               22                4
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $11.528          $10.658                -
  Accumulation Unit Value at end
   of period                         $12.192          $11.528                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        197               91                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.528          $11.053                -
  Accumulation Unit Value at end
   of period                         $12.192          $11.528                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        197               91                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $11.507          $10.768          $10.282
  Accumulation Unit Value at end
   of period                         $12.152          $11.507          $10.768
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.489          $11.045                -
  Accumulation Unit Value at end
   of period                         $12.114          $11.489                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         20                4                -
AMERICAN FUNDS ASSET ALLOCATION
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $11.149          $10.467           $9.460
  Accumulation Unit Value at end
   of period                         $11.963          $11.149          $10.467
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,437            4,293            3,137
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $11.062          $10.633                -
  Accumulation Unit Value at end
   of period                         $11.846          $11.062                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        327              204                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $10.733          $10.107           $9.151
  Accumulation Unit Value at end
   of period                         $11.482          $10.733          $10.107
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,246            3,421            2,812
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $10.992          $10.356           $9.378
  Accumulation Unit Value at end
   of period                         $11.753          $10.992          $10.356
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,116            2,187            1,669

14

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $13.333          $12.791          $11.404
  Accumulation Unit Value at end
   of period                          $9.194          $13.333          $12.791
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,745            3,124            2,710
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $13.333          $12.791          $11.404
  Accumulation Unit Value at end
   of period                          $9.194          $13.333          $12.791
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,745            3,124            2,710
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $13.225          $12.707          $11.346
  Accumulation Unit Value at end
   of period                          $9.106          $13.225          $12.707
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        111              114              131
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $13.469          $12.961          $11.590
  Accumulation Unit Value at end
   of period                          $9.260          $13.469          $12.961
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        310              370              358
AMERICAN FUNDS BLUE CHIP INCOME
 AND GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.201           $1.198           $1.038
  Accumulation Unit Value at end
   of period                          $0.750           $1.201           $1.198
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     25,515           28,692           32,115
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $1.186           $1.185           $1.028
  Accumulation Unit Value at end
   of period                          $0.739           $1.186           $1.185
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      5,995            3,470            2,141
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.178           $1.178           $1.024
  Accumulation Unit Value at end
   of period                          $0.733           $1.178           $1.178
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     15,874           22,667           24,866
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.174           $1.175           $1.021
  Accumulation Unit Value at end
   of period                          $0.731           $1.174           $1.175
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      7,169           10,039           13,293
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $1.166           $1.168           $1.017
  Accumulation Unit Value at end
   of period                          $0.724           $1.166           $1.168
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     12,660           13,424           13,535
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.166           $1.168           $1.017
  Accumulation Unit Value at end
   of period                          $0.724           $1.166           $1.168
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     12,660           13,424           13,535
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.156           $1.160           $1.011
  Accumulation Unit Value at end
   of period                          $0.717           $1.156           $1.160
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,127            1,218            1,639
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.148           $1.153           $1.007
  Accumulation Unit Value at end
   of period                          $0.711           $1.148           $1.153
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,880            3,044            2,731
AMERICAN FUNDS BOND FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $13.482          $13.271          $12.617
  Accumulation Unit Value at end
   of period                         $12.015          $13.482          $13.271
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,440            3,471            2,849

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $10.681          $10.273                -
  Accumulation Unit Value at end
   of period                         $11.404          $10.681                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,947              981                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $10.681          $10.143                -
  Accumulation Unit Value at end
   of period                         $11.404          $10.681                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,947              981                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $10.643          $10.057           $9.124
  Accumulation Unit Value at end
   of period                         $11.346          $10.643          $10.057
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        130              124              104
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $10.888          $10.368                -
  Accumulation Unit Value at end
   of period                         $11.590          $10.888                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        302              141                -
AMERICAN FUNDS BLUE CHIP INCOME
 AND GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $0.984           $0.912           $0.784
  Accumulation Unit Value at end
   of period                          $1.038           $0.984           $0.912
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     30,389           28,421           20,893
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $0.977           $0.918                -
  Accumulation Unit Value at end
   of period                          $1.028           $0.977                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,801            1,740                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $0.974           $0.905           $0.780
  Accumulation Unit Value at end
   of period                          $1.024           $0.974           $0.905
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     26,020           27,652           24,376
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.972           $0.904           $0.779
  Accumulation Unit Value at end
   of period                          $1.021           $0.972           $0.904
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     18,014           18,562           16,888
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $0.969           $0.911                -
  Accumulation Unit Value at end
   of period                          $1.017           $0.969                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      8,951            4,892                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.969           $0.918                -
  Accumulation Unit Value at end
   of period                          $1.017           $0.969                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      8,951            4,892                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.966           $0.901           $0.778
  Accumulation Unit Value at end
   of period                          $1.011           $0.966           $0.901
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,011            2,058            1,302
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.963           $0.915                -
  Accumulation Unit Value at end
   of period                          $1.007           $0.963                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,192              849                -
AMERICAN FUNDS BOND FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $12.633          $12.155          $11.775
  Accumulation Unit Value at end
   of period                         $12.617          $12.633          $12.155
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,472            2,268            1,614

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $13.296          $13.115          $12.494
  Accumulation Unit Value at end
   of period                         $11.826          $13.296          $13.115
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        671              456              282
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $13.632          $13.460          $12.835
  Accumulation Unit Value at end
   of period                         $12.113          $13.632          $13.460
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,947            2,606            2,676
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $13.153          $12.993          $12.396
  Accumulation Unit Value at end
   of period                         $11.681          $13.153          $12.993
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        707            1,117            1,287
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $13.485          $13.341          $12.748
  Accumulation Unit Value at end
   of period                         $11.959          $13.485          $13.341
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,158            2,328            1,917
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $13.485          $13.341          $12.748
  Accumulation Unit Value at end
   of period                         $11.959          $13.485          $13.341
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,158            2,328            1,917
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $13.376          $13.253          $12.682
  Accumulation Unit Value at end
   of period                         $11.844          $13.376          $13.253
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         75               94               91
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $12.854          $12.755          $12.224
  Accumulation Unit Value at end
   of period                         $11.365          $12.854          $12.755
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        236              257              193
AMERICAN FUNDS GLOBAL BOND FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $10.951          $10.198          $10.025
  Accumulation Unit Value at end
   of period                         $11.142          $10.951          $10.198
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,032              300               14
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $10.924          $10.193          $10.023
  Accumulation Unit Value at end
   of period                         $11.092          $10.924          $10.193
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        222               22                3
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $10.911          $10.191          $10.022
  Accumulation Unit Value at end
   of period                         $11.067          $10.911          $10.191
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        350              139               39
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $10.904          $10.189          $10.021
  Accumulation Unit Value at end
   of period                         $11.055          $10.904          $10.189
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        164              212               13
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $10.884          $10.186          $10.020
  Accumulation Unit Value at end
   of period                         $11.018          $10.884          $10.186
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        674              306               46
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $10.884          $10.186          $10.020
  Accumulation Unit Value at end
   of period                         $11.018          $10.884          $10.186
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        674              306               46

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $12.534          $12.442                -
  Accumulation Unit Value at end
   of period                         $12.494          $12.534                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        208              164                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $12.890          $12.439          $12.072
  Accumulation Unit Value at end
   of period                         $12.835          $12.890          $12.439
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,601            2,546            2,068
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $12.455          $12.025          $11.674
  Accumulation Unit Value at end
   of period                         $12.396          $12.455          $12.025
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,483            1,516            1,316
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $12.827          $12.739                -
  Accumulation Unit Value at end
   of period                         $12.748          $12.827                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,280              585                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $12.827          $12.491                -
  Accumulation Unit Value at end
   of period                         $12.748          $12.827                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,280              585                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $12.781          $12.377          $12.036
  Accumulation Unit Value at end
   of period                         $12.682          $12.781          $12.377
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         91              113              105
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $12.337          $12.047                -
  Accumulation Unit Value at end
   of period                         $12.224          $12.337                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        127               51                -
AMERICAN FUNDS GLOBAL BOND FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -

16

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $10.863          $10.182          $10.019
  Accumulation Unit Value at end
   of period                         $10.981          $10.863          $10.182
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         50                3                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $10.843          $10.178          $10.017
  Accumulation Unit Value at end
   of period                         $10.944          $10.843          $10.178
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         57               41                -
AMERICAN FUNDS GLOBAL GROWTH AND
 INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $12.066          $10.893           $9.988
  Accumulation Unit Value at end
   of period                          $6.979          $12.066          $10.893
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,477            2,033              657
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $12.024          $10.877           $9.986
  Accumulation Unit Value at end
   of period                          $6.941          $12.024          $10.877
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        176               99               33
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $12.003          $10.868           $9.986
  Accumulation Unit Value at end
   of period                          $6.922          $12.003          $10.868
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        757              715              194
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $11.993          $10.864           $9.985
  Accumulation Unit Value at end
   of period                          $6.912          $11.993          $10.864
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        183              386              295
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $11.961          $10.852           $9.984
  Accumulation Unit Value at end
   of period                          $6.884          $11.961          $10.852
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,503            1,216              492
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.961          $10.852           $9.984
  Accumulation Unit Value at end
   of period                          $6.884          $11.961          $10.852
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,503            1,216              492
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $11.930          $10.840           $9.983
  Accumulation Unit Value at end
   of period                          $6.855          $11.930          $10.840
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         46               29               13
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.899          $10.828           $9.982
  Accumulation Unit Value at end
   of period                          $6.827          $11.899          $10.828
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        165              198               20
AMERICAN FUNDS GLOBAL GROWTH
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $13.691          $12.126          $10.241
  Accumulation Unit Value at end
   of period                          $8.293          $13.691          $12.126
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,461            1,640            1,283
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $13.503          $11.983          $10.141
  Accumulation Unit Value at end
   of period                          $8.163          $13.503          $11.983
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        360              207              116
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $17.151          $15.235          $12.907
  Accumulation Unit Value at end
   of period                         $10.357          $17.151          $15.235
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        605              768              781

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
AMERICAN FUNDS GLOBAL GROWTH AND
 INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
AMERICAN FUNDS GLOBAL GROWTH
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $9.132           $8.184           $6.736
  Accumulation Unit Value at end
   of period                         $10.241           $9.132           $8.184
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        983              757              548
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $9.060           $8.413                -
  Accumulation Unit Value at end
   of period                         $10.141           $9.060                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         77               50                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $11.543          $10.376           $8.555
  Accumulation Unit Value at end
   of period                         $12.907          $11.543          $10.376
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        749              664              548

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $13.357          $11.871          $10.062
  Accumulation Unit Value at end
   of period                          $8.062          $13.357          $11.871
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        228              384              501
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $16.966          $15.101          $12.819
  Accumulation Unit Value at end
   of period                         $10.225          $16.966          $15.101
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        731              782              635
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $16.966          $15.101          $12.819
  Accumulation Unit Value at end
   of period                         $10.225          $16.966          $15.101
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        731              782              635
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $16.829          $15.002          $12.753
  Accumulation Unit Value at end
   of period                         $10.127          $16.829          $15.002
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         12               24               30
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.975          $10.690           $9.102
  Accumulation Unit Value at end
   of period                          $7.195          $11.975          $10.690
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        174              193              159
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $18.415          $15.426          $12.648
  Accumulation Unit Value at end
   of period                          $8.415          $18.415          $15.426
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        936            1,128              878
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $18.162          $15.244          $12.524
  Accumulation Unit Value at end
   of period                          $8.282          $18.162          $15.244
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        254              208              180
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $24.251          $20.375          $16.756
  Accumulation Unit Value at end
   of period                         $11.048          $24.251          $20.375
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        437              572              590
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $17.966          $15.102          $12.426
  Accumulation Unit Value at end
   of period                          $8.180          $17.966          $15.102
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        138              297              408
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $23.990          $20.196          $16.642
  Accumulation Unit Value at end
   of period                         $10.907          $23.990          $20.196
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        580              644              584
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $23.990          $20.196          $16.642
  Accumulation Unit Value at end
   of period                         $10.907          $23.990          $20.196
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        580              644              584
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $23.796          $20.063          $16.557
  Accumulation Unit Value at end
   of period                         $10.803          $23.796          $20.063
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         17               19               23
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $17.331          $14.634          $12.095
  Accumulation Unit Value at end
   of period                          $7.856          $17.331          $14.634
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        122              140              141

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $9.003           $8.097           $6.678
  Accumulation Unit Value at end
   of period                         $10.062           $9.003           $8.097
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        629              785              565
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $11.487          $10.672                -
  Accumulation Unit Value at end
   of period                         $12.819          $11.487                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        355              169                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.487          $10.491                -
  Accumulation Unit Value at end
   of period                         $12.819          $11.487                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        355              169                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $11.445          $10.325           $8.530
  Accumulation Unit Value at end
   of period                         $12.753          $11.445          $10.325
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         33               33               21
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $8.181           $7.492                -
  Accumulation Unit Value at end
   of period                          $9.102           $8.181                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        135               45                -
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $10.263           $8.636           $6.481
  Accumulation Unit Value at end
   of period                         $12.648          $10.263           $8.636
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        791              646              397
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $10.183           $9.152                -
  Accumulation Unit Value at end
   of period                         $12.524          $10.183                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        101               56                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $13.637          $11.509           $8.652
  Accumulation Unit Value at end
   of period                         $16.756          $13.637          $11.509
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        559              576              426
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $10.118           $8.543           $6.424
  Accumulation Unit Value at end
   of period                         $12.426          $10.118           $8.543
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        464              472              283
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $13.572          $12.204                -
  Accumulation Unit Value at end
   of period                         $16.642          $13.572                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        315              116                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $13.572          $11.944                -
  Accumulation Unit Value at end
   of period                         $16.642          $13.572                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        315              116                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $13.522          $11.452           $8.627
  Accumulation Unit Value at end
   of period                         $16.557          $13.522          $11.452
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         23               26               14
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.893           $8.731                -
  Accumulation Unit Value at end
   of period                         $12.095           $9.893                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         89               33                -

18

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $10.917           $9.884           $9.121
  Accumulation Unit Value at end
   of period                          $6.013          $10.917           $9.884
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     14,724           15,115           13,065
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $10.767           $9.767           $9.032
  Accumulation Unit Value at end
   of period                          $5.919          $10.767           $9.767
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,799            2,115            1,411
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $15.265          $13.862          $12.831
  Accumulation Unit Value at end
   of period                          $8.383          $15.265          $13.862
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      5,932            7,520            8,035
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $10.651           $9.676           $8.961
  Accumulation Unit Value at end
   of period                          $5.846          $10.651           $9.676
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,082            4,746            6,281
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $15.101          $13.740          $12.744
  Accumulation Unit Value at end
   of period                          $8.276          $15.101          $13.740
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      8,038            8,106            6,984
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $15.101          $13.740          $12.744
  Accumulation Unit Value at end
   of period                          $8.276          $15.101          $13.740
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      8,038            8,106            6,984
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $14.979          $13.649          $12.678
  Accumulation Unit Value at end
   of period                          $8.197          $14.979          $13.649
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        320              377              425
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $10.448           $9.535           $8.870
  Accumulation Unit Value at end
   of period                          $5.709          $10.448           $9.535
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,505            1,670            1,566
AMERICAN FUNDS GROWTH-INCOME
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $14.384          $13.928          $12.297
  Accumulation Unit Value at end
   of period                          $8.789          $14.384          $13.928
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      9,818            9,920            9,055
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $14.186          $13.764          $12.177
  Accumulation Unit Value at end
   of period                          $8.651          $14.186          $13.764
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,804            1,259              848
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $13.839          $13.441          $11.903
  Accumulation Unit Value at end
   of period                          $8.431          $13.839          $13.441
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      5,655            7,054            7,548
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $14.033          $13.636          $12.081
  Accumulation Unit Value at end
   of period                          $8.544          $14.033          $13.636
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,914            2,826            3,660
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $13.690          $13.323          $11.822
  Accumulation Unit Value at end
   of period                          $8.323          $13.690          $13.323
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      7,122            7,491            6,599

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
AMERICAN FUNDS GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $7.985           $7.219           $6.248
  Accumulation Unit Value at end
   of period                          $9.121           $7.985           $7.219
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     10,794           10,297            7,289
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $7.922           $7.328                -
  Accumulation Unit Value at end
   of period                          $9.032           $7.922                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        889              503                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $11.266          $10.217           $8.858
  Accumulation Unit Value at end
   of period                         $12.831          $11.266          $10.217
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      8,338            8,451            7,382
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $7.872           $7.142           $6.194
  Accumulation Unit Value at end
   of period                          $8.961           $7.872           $7.142
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      7,678            7,901            6,386
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $11.212          $10.376                -
  Accumulation Unit Value at end
   of period                         $12.744          $11.212                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,771            2,146                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.212          $10.435                -
  Accumulation Unit Value at end
   of period                         $12.744          $11.212                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,771            2,146                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $11.171          $10.166           $8.832
  Accumulation Unit Value at end
   of period                         $12.678          $11.171          $10.166
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        466              510              327
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $7.827           $7.305                -
  Accumulation Unit Value at end
   of period                          $8.870           $7.827                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,108              469                -
AMERICAN FUNDS GROWTH-INCOME
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $11.819          $10.891           $9.367
  Accumulation Unit Value at end
   of period                         $12.297          $11.819          $10.891
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      7,412            6,810            4,917
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $11.726          $11.005                -
  Accumulation Unit Value at end
   of period                         $12.177          $11.726                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        563              365                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $11.474          $10.605           $9.137
  Accumulation Unit Value at end
   of period                         $11.903          $11.474          $10.605
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      7,581            7,823            6,950
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $11.652          $10.775           $9.286
  Accumulation Unit Value at end
   of period                         $12.081          $11.652          $10.775
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,673            4,841            3,850
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $11.419          $10.722                -
  Accumulation Unit Value at end
   of period                         $11.822          $11.419                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,717            2,090                -

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $13.690          $13.323          $11.822
  Accumulation Unit Value at end
   of period                          $8.323          $13.690          $13.323
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      7,122            7,491            6,599
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $13.579          $13.235          $11.761
  Accumulation Unit Value at end
   of period                          $8.243          $13.579          $13.235
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        249              306              341
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $13.914          $13.581          $12.087
  Accumulation Unit Value at end
   of period                          $8.434          $13.914          $13.581
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,056            1,171            1,130
AMERICAN FUNDS INTERNATIONAL
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $14.549          $12.330          $10.541
  Accumulation Unit Value at end
   of period                          $8.278          $14.549          $12.330
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,972            3,116            2,588
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $14.349          $12.185          $10.438
  Accumulation Unit Value at end
   of period                          $8.148          $14.349          $12.185
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        553              457              354
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $18.558          $15.774          $13.526
  Accumulation Unit Value at end
   of period                         $10.527          $18.558          $15.774
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,152            1,535            1,665
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $14.194          $12.071          $10.356
  Accumulation Unit Value at end
   of period                          $8.048          $14.194          $12.071
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        379              605              807
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $18.358          $15.635          $13.434
  Accumulation Unit Value at end
   of period                         $10.393          $18.358          $15.635
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,548            1,620            1,579
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $18.358          $15.635          $13.434
  Accumulation Unit Value at end
   of period                         $10.393          $18.358          $15.635
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,548            1,620            1,579
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $18.209          $15.532          $13.365
  Accumulation Unit Value at end
   of period                         $10.293          $18.209          $15.532
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         41               74               84
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $12.682          $10.834           $9.336
  Accumulation Unit Value at end
   of period                          $7.158          $12.682          $10.834
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        438              458              366
AMERICAN FUNDS NEW WORLD FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $26.599          $20.464          $15.698
  Accumulation Unit Value at end
   of period                         $15.069          $26.599          $20.464
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        754              755              551
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $26.234          $20.223          $15.544
  Accumulation Unit Value at end
   of period                         $14.832          $26.234          $20.223
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        145               99               80

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.419          $10.793                -
  Accumulation Unit Value at end
   of period                         $11.822          $11.419                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,717            2,090                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $11.377          $10.553           $9.110
  Accumulation Unit Value at end
   of period                         $11.761          $11.377          $10.553
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        373              378              217
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.710          $11.099                -
  Accumulation Unit Value at end
   of period                         $12.087          $11.710                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        860              319                -
AMERICAN FUNDS INTERNATIONAL
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $8.824           $7.522           $5.958
  Accumulation Unit Value at end
   of period                         $10.541           $8.824           $7.522
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,626            1,290              696
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $8.755           $8.014                -
  Accumulation Unit Value at end
   of period                         $10.438           $8.755                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        143               62                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $11.357           $9.710           $7.705
  Accumulation Unit Value at end
   of period                         $13.526          $11.357           $9.710
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,539            1,361            1,040
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $8.699           $7.442           $5.907
  Accumulation Unit Value at end
   of period                         $10.356           $8.699           $7.442
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        896              890              534
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $11.302          $10.351                -
  Accumulation Unit Value at end
   of period                         $13.434          $11.302                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        939              429                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.302           $9.874                -
  Accumulation Unit Value at end
   of period                         $13.434          $11.302                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        939              429                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $11.261           $9.662           $7.682
  Accumulation Unit Value at end
   of period                         $13.365          $11.261           $9.662
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         79               75               40
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $7.878           $6.902                -
  Accumulation Unit Value at end
   of period                          $9.336           $7.878                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        205               65                -
AMERICAN FUNDS NEW WORLD FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $13.224          $11.323           $9.025
  Accumulation Unit Value at end
   of period                         $15.698          $13.224          $11.323
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        329              225              139
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $13.121          $11.939                -
  Accumulation Unit Value at end
   of period                         $15.544          $13.121                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         35               18                -

20

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $27.447          $21.179          $16.295
  Accumulation Unit Value at end
   of period                         $15.502          $27.447          $21.179
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        389              458              413
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $25.950          $20.034          $15.422
  Accumulation Unit Value at end
   of period                         $14.650          $25.950          $20.034
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         55              111              123
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $27.151          $20.993          $16.184
  Accumulation Unit Value at end
   of period                         $15.305          $27.151          $20.993
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        512              566              354
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $27.151          $20.993          $16.184
  Accumulation Unit Value at end
   of period                         $15.305          $27.151          $20.993
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        512              566              354
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $26.931          $20.854          $16.101
  Accumulation Unit Value at end
   of period                         $15.158          $26.931          $20.854
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          3                4                8
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $25.361          $19.668          $15.208
  Accumulation Unit Value at end
   of period                         $14.253          $25.361          $19.668
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         96              111               87
FRANKLIN FLEX CAP GROWTH
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $12.148          $10.808          $10.450
  Accumulation Unit Value at end
   of period                          $7.725          $12.148          $10.808
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        323              284              174
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $12.079          $10.769          $10.432
  Accumulation Unit Value at end
   of period                          $7.666          $12.079          $10.769
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         42               41               38
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $12.045          $10.749          $10.424
  Accumulation Unit Value at end
   of period                          $7.637          $12.045          $10.749
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        103               64               37
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $12.028          $10.739          $10.419
  Accumulation Unit Value at end
   of period                          $7.622          $12.028          $10.739
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         17               13               10
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $11.977          $10.709          $10.406
  Accumulation Unit Value at end
   of period                          $7.579          $11.977          $10.709
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        218              186              173
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.977          $10.709          $10.406
  Accumulation Unit Value at end
   of period                          $7.579          $11.977          $10.709
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        218              186              173
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $11.926          $10.680          $10.393
  Accumulation Unit Value at end
   of period                          $7.535          $11.926          $10.680
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          1                1                -

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $13.769          $11.824           $9.442
  Accumulation Unit Value at end
   of period                         $16.295          $13.769          $11.824
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        334              270              221
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $13.038          $11.202           $8.947
  Accumulation Unit Value at end
   of period                         $15.422          $13.038          $11.202
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        136              181               87
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $13.702          $12.475                -
  Accumulation Unit Value at end
   of period                         $16.184          $13.702                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        176               64                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $13.702          $11.957                -
  Accumulation Unit Value at end
   of period                         $16.184          $13.702                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        176               64                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $13.653          $11.766           $9.414
  Accumulation Unit Value at end
   of period                         $16.101          $13.653          $11.766
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          5                6                2
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $12.915          $11.301                -
  Accumulation Unit Value at end
   of period                         $15.208          $12.915                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         48               17                -
FRANKLIN FLEX CAP GROWTH
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $9.403                -                -
  Accumulation Unit Value at end
   of period                         $10.450                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         47                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $9.400                -                -
  Accumulation Unit Value at end
   of period                         $10.432                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         26                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $9.398                -                -
  Accumulation Unit Value at end
   of period                         $10.424                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         16                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $9.397                -                -
  Accumulation Unit Value at end
   of period                         $10.419                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          2                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $9.395                -                -
  Accumulation Unit Value at end
   of period                         $10.406                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        106                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.395                -                -
  Accumulation Unit Value at end
   of period                         $10.406                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        106                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $9.392                -                -
  Accumulation Unit Value at end
   of period                         $10.393                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.875          $10.651          $10.380
  Accumulation Unit Value at end
   of period                          $7.492          $11.875          $10.651
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         31               32               25
FRANKLIN INCOME SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $15.839          $15.528          $13.357
  Accumulation Unit Value at end
   of period                         $10.954          $15.839          $15.528
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     10,448           11,435            8,315
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $15.661          $15.383          $13.260
  Accumulation Unit Value at end
   of period                         $10.809          $15.661          $15.383
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,372            1,167              945
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $15.572          $15.312          $13.211
  Accumulation Unit Value at end
   of period                         $10.737          $15.572          $15.312
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,279            3,744            3,456
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $15.528          $15.276          $13.187
  Accumulation Unit Value at end
   of period                         $10.701          $15.528          $15.276
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,008            1,567            1,914
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $15.405          $15.177          $13.121
  Accumulation Unit Value at end
   of period                         $10.600          $15.405          $15.177
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      6,838            7,843            6,368
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $15.405          $15.177          $13.121
  Accumulation Unit Value at end
   of period                         $10.600          $15.405          $15.177
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      6,838            7,843            6,368
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $15.280          $15.077          $13.054
  Accumulation Unit Value at end
   of period                         $10.499          $15.280          $15.077
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        165              196              206
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $15.176          $14.997          $13.004
  Accumulation Unit Value at end
   of period                         $10.411          $15.176          $14.997
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        981            1,120              959
FRANKLIN LARGE CAP GROWTH
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $12.392          $11.865          $10.882
  Accumulation Unit Value at end
   of period                          $7.976          $12.392          $11.865
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        901              996              826
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $12.252          $11.754          $10.803
  Accumulation Unit Value at end
   of period                          $7.870          $12.252          $11.754
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        126              130               90
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $12.183          $11.700          $10.763
  Accumulation Unit Value at end
   of period                          $7.818          $12.183          $11.700
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        412              600              477
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $12.148          $11.672          $10.743
  Accumulation Unit Value at end
   of period                          $7.792          $12.148          $11.672
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        108              161              237

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.390                -                -
  Accumulation Unit Value at end
   of period                         $10.380                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         15                -                -
FRANKLIN INCOME SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $13.372          $11.946          $10.455
  Accumulation Unit Value at end
   of period                         $13.357          $13.372          $11.946
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      5,994            5,196            3,367
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $13.301          $12.652                -
  Accumulation Unit Value at end
   of period                         $13.260          $13.301                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        606              203                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $13.265          $11.886          $10.421
  Accumulation Unit Value at end
   of period                         $13.211          $13.265          $11.886
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,030            2,790            2,172
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $13.248          $11.876          $10.415
  Accumulation Unit Value at end
   of period                         $13.187          $13.248          $11.876
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,964            1,797            1,281
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $13.201          $12.564                -
  Accumulation Unit Value at end
   of period                         $13.121          $13.201                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,386            1,341                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $13.201          $11.998                -
  Accumulation Unit Value at end
   of period                         $13.121          $13.201                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,386            1,341                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $13.153          $11.827          $10.390
  Accumulation Unit Value at end
   of period                         $13.054          $13.153          $11.827
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        196              189              114
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $13.123          $11.959                -
  Accumulation Unit Value at end
   of period                         $13.004          $13.123                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        730              226                -
FRANKLIN LARGE CAP GROWTH
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $10.953          $10.322           $9.137
  Accumulation Unit Value at end
   of period                         $10.882          $10.953          $10.322
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        540              413              221
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $10.895          $10.210                -
  Accumulation Unit Value at end
   of period                         $10.803          $10.895                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         43                6                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $10.866          $10.270           $9.107
  Accumulation Unit Value at end
   of period                         $10.763          $10.866          $10.270
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        410              352              236
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $10.851          $10.262           $9.102
  Accumulation Unit Value at end
   of period                         $10.743          $10.851          $10.262
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        278              223              153

22

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $12.051          $11.597          $10.690
  Accumulation Unit Value at end
   of period                          $7.718          $12.051          $11.597
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        672              760              762
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $12.051          $11.597          $10.690
  Accumulation Unit Value at end
   of period                          $7.718          $12.051          $11.597
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        672              760              762
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $11.954          $11.520          $10.635
  Accumulation Unit Value at end
   of period                          $7.644          $11.954          $11.520
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          9               13               18
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.872          $11.459          $10.594
  Accumulation Unit Value at end
   of period                          $7.581          $11.872          $11.459
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        106              109              101
FRANKLIN LARGE CAP VALUE
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $11.520          $11.748          $10.284
  Accumulation Unit Value at end
   of period                          $7.342          $11.520          $11.748
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        173              166              119
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $11.455          $11.705          $10.267
  Accumulation Unit Value at end
   of period                          $7.286          $11.455          $11.705
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         18               16               12
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $11.422          $11.683          $10.259
  Accumulation Unit Value at end
   of period                          $7.258          $11.422          $11.683
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         36               36               17
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $11.406          $11.673          $10.254
  Accumulation Unit Value at end
   of period                          $7.244          $11.406          $11.673
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                1                1
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $11.357          $11.641          $10.242
  Accumulation Unit Value at end
   of period                          $7.203          $11.357          $11.641
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         92               79               74
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.357          $11.641          $10.242
  Accumulation Unit Value at end
   of period                          $7.203          $11.357          $11.641
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         92               79               74
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $11.309          $11.609          $10.229
  Accumulation Unit Value at end
   of period                          $7.161          $11.309          $11.609
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.261          $11.577          $10.216
  Accumulation Unit Value at end
   of period                          $7.120          $11.261          $11.577
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         19               22               14
FRANKLIN RISING DIVIDENDS
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $14.761          $15.429          $13.399
  Accumulation Unit Value at end
   of period                         $10.579          $14.761          $15.429
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,550            3,700            2,461

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $10.813          $10.138                -
  Accumulation Unit Value at end
   of period                         $10.690          $10.813                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        539              191                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $10.813          $10.422                -
  Accumulation Unit Value at end
   of period                         $10.690          $10.813                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        539              191                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $10.774          $10.219           $9.081
  Accumulation Unit Value at end
   of period                         $10.635          $10.774          $10.219
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         26               13                4
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $10.749          $10.388                -
  Accumulation Unit Value at end
   of period                         $10.594          $10.749                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         61               14                -
FRANKLIN LARGE CAP VALUE
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $9.702                -                -
  Accumulation Unit Value at end
   of period                         $10.284                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         16                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $9.699                -                -
  Accumulation Unit Value at end
   of period                         $10.267                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          4                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $9.697                -                -
  Accumulation Unit Value at end
   of period                         $10.259                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          6                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $9.696                -                -
  Accumulation Unit Value at end
   of period                         $10.254                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          1                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $9.694                -                -
  Accumulation Unit Value at end
   of period                         $10.242                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         13                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.694                -                -
  Accumulation Unit Value at end
   of period                         $10.242                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         13                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $9.691                -                -
  Accumulation Unit Value at end
   of period                         $10.229                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.689                -                -
  Accumulation Unit Value at end
   of period                         $10.216                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          8                -                -
FRANKLIN RISING DIVIDENDS
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $13.177          $12.075          $10.473
  Accumulation Unit Value at end
   of period                         $13.399          $13.177          $12.075
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,392            1,223              683

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $14.624          $15.316          $13.328
  Accumulation Unit Value at end
   of period                         $10.460          $14.624          $15.316
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        296              281              213
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $14.555          $15.260          $13.292
  Accumulation Unit Value at end
   of period                         $10.401          $14.555          $15.260
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,121            1,328            1,149
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $14.522          $15.232          $13.274
  Accumulation Unit Value at end
   of period                         $10.371          $14.522          $15.232
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        252              371              399
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $14.420          $15.148          $13.221
  Accumulation Unit Value at end
   of period                         $10.283          $14.420          $15.148
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,396            2,594            2,156
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $14.420          $15.148          $13.221
  Accumulation Unit Value at end
   of period                         $10.283          $14.420          $15.148
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,396            2,594            2,156
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $14.319          $15.065          $13.168
  Accumulation Unit Value at end
   of period                         $10.196          $14.319          $15.065
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         51               67               73
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $14.229          $14.992          $13.124
  Accumulation Unit Value at end
   of period                         $10.116          $14.229          $14.992
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        392              485              464
FRANKLIN SMALL CAP VALUE
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $9.244           $9.249                -
  Accumulation Unit Value at end
   of period                          $6.088           $9.244                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         99                8                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $9.239           $9.247                -
  Accumulation Unit Value at end
   of period                          $6.072           $9.239                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          8                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $9.237           $9.245                -
  Accumulation Unit Value at end
   of period                          $6.064           $9.237                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         99                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $9.235           $9.245                -
  Accumulation Unit Value at end
   of period                          $6.060           $9.235                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          9                1                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $9.231           $9.243                -
  Accumulation Unit Value at end
   of period                          $6.049           $9.231                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        115                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.231           $9.243                -
  Accumulation Unit Value at end
   of period                          $6.049           $9.231                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        115                -                -

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $13.133          $12.279                -
  Accumulation Unit Value at end
   of period                         $13.328          $13.133                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        133               26                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $13.111          $12.051          $10.470
  Accumulation Unit Value at end
   of period                         $13.292          $13.111          $12.051
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        873              766              378
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $13.100          $12.047          $10.469
  Accumulation Unit Value at end
   of period                         $13.274          $13.100          $12.047
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        466              472              244
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $13.067          $12.223                -
  Accumulation Unit Value at end
   of period                         $13.221          $13.067                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,416              432                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $13.067          $12.170                -
  Accumulation Unit Value at end
   of period                         $13.221          $13.067                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,416              432                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $13.035          $12.022          $10.466
  Accumulation Unit Value at end
   of period                         $13.168          $13.035          $12.022
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         67               70               30
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $13.011          $12.150                -
  Accumulation Unit Value at end
   of period                         $13.124          $13.011                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        330              112                -
FRANKLIN SMALL CAP VALUE
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -

24

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $9.228           $9.240                -
  Accumulation Unit Value at end
   of period                          $6.037           $9.228                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          2                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.224           $9.238                -
  Accumulation Unit Value at end
   of period                          $6.025           $9.224                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          8                -                -
FRANKLIN SMALL-MID CAP GROWTH
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $8.441           $7.718           $7.223
  Accumulation Unit Value at end
   of period                          $4.772           $8.441           $7.718
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,069            2,126            1,907
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $8.325           $7.627           $7.152
  Accumulation Unit Value at end
   of period                          $4.697           $8.325           $7.627
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        330              250              127
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $14.182          $13.006          $12.208
  Accumulation Unit Value at end
   of period                          $7.993          $14.182          $13.006
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        830              995            1,049
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $8.235           $7.556           $7.096
  Accumulation Unit Value at end
   of period                          $4.639           $8.235           $7.556
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        716            1,201            1,520
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $14.029          $12.892          $12.125
  Accumulation Unit Value at end
   of period                          $7.891          $14.029          $12.892
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        862              847              761
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $14.029          $12.892          $12.125
  Accumulation Unit Value at end
   of period                          $7.891          $14.029          $12.892
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        862              847              761
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $13.916          $12.807          $12.063
  Accumulation Unit Value at end
   of period                          $7.816          $13.916          $12.807
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         51               74               78
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $8.012           $7.385           $6.966
  Accumulation Unit Value at end
   of period                          $4.493           $8.012           $7.385
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        327              322              285
FRANKLIN STRATEGIC INCOME
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $15.324          $14.676          $13.758
  Accumulation Unit Value at end
   of period                         $13.404          $15.324          $14.676
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,029            1,979            1,532
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $15.113          $14.503          $13.623
  Accumulation Unit Value at end
   of period                         $13.193          $15.113          $14.503
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        283              211              156
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $15.546          $14.934          $14.041
  Accumulation Unit Value at end
   of period                         $13.557          $15.546          $14.934
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,148            1,370            1,290

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                     -                -                -
  Accumulation Unit Value at end
   of period                               -                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
FRANKLIN SMALL-MID CAP GROWTH
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $7.011           $6.397           $5.300
  Accumulation Unit Value at end
   of period                          $7.223           $7.011           $6.397
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,828            1,804            1,290
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $6.956           $6.468                -
  Accumulation Unit Value at end
   of period                          $7.152           $6.956                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         90               85                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $11.886          $10.877           $9.028
  Accumulation Unit Value at end
   of period                         $12.208          $11.886          $10.877
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,057            1,103            1,058
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $6.912           $6.329           $5.254
  Accumulation Unit Value at end
   of period                          $7.096           $6.912           $6.329
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,821            1,848            1,531
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $11.828          $11.003                -
  Accumulation Unit Value at end
   of period                         $12.125          $11.828                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        580              343                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.828          $11.194                -
  Accumulation Unit Value at end
   of period                         $12.125          $11.828                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        580              343                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $11.785          $10.824           $9.002
  Accumulation Unit Value at end
   of period                         $12.063          $11.785          $10.824
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         93               99               75
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $6.816           $6.468                -
  Accumulation Unit Value at end
   of period                          $6.966           $6.816                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        180               72                -
FRANKLIN STRATEGIC INCOME
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $13.755          $12.718          $11.958
  Accumulation Unit Value at end
   of period                         $13.758          $13.755          $12.718
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,211            1,067              647
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $13.648          $13.309                -
  Accumulation Unit Value at end
   of period                         $13.623          $13.648                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        118               34                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $14.081          $13.058          $12.299
  Accumulation Unit Value at end
   of period                         $14.041          $14.081          $13.058
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,219            1,191              974

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $14.950          $14.368          $13.516
  Accumulation Unit Value at end
   of period                         $13.031          $14.950          $14.368
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        454              699              874
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $15.379          $14.803          $13.946
  Accumulation Unit Value at end
   of period                         $13.385          $15.379          $14.803
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,473            1,490            1,258
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $15.379          $14.803          $13.946
  Accumulation Unit Value at end
   of period                         $13.385          $15.379          $14.803
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,473            1,490            1,258
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $15.254          $14.705          $13.874
  Accumulation Unit Value at end
   of period                         $13.256          $15.254          $14.705
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         46               44               47
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $14.706          $14.198          $13.416
  Accumulation Unit Value at end
   of period                         $12.761          $14.706          $14.198
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        193              227              170
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.087           $1.054           $1.024
  Accumulation Unit Value at end
   of period                          $1.092           $1.087           $1.054
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     74,042           40,328           11,347
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $1.072           $1.041           $1.014
  Accumulation Unit Value at end
   of period                          $1.075           $1.072           $1.041
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      7,058            1,766            1,420
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.116           $1.085           $1.057
  Accumulation Unit Value at end
   of period                          $1.117           $1.116           $1.085
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     31,787           21,040           11,826
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.061           $1.032           $1.006
  Accumulation Unit Value at end
   of period                          $1.061           $1.061           $1.032
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     10,755           10,787            6,310
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $1.104           $1.075           $1.050
  Accumulation Unit Value at end
   of period                          $1.103           $1.104           $1.075
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     44,287           12,644            5,730
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.104           $1.075           $1.050
  Accumulation Unit Value at end
   of period                          $1.103           $1.104           $1.075
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     44,287           12,644            5,730
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.095           $1.068           $1.044
  Accumulation Unit Value at end
   of period                          $1.092           $1.095           $1.068
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,812            1,106              267
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.037           $1.013           $0.992
  Accumulation Unit Value at end
   of period                          $1.033           $1.037           $1.013
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      6,801            2,748            1,638

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $13.561          $12.582          $11.855
  Accumulation Unit Value at end
   of period                         $13.516          $13.561          $12.582
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        833              838              673
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $14.013          $13.672                -
  Accumulation Unit Value at end
   of period                         $13.946          $14.013                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        833              338                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $14.013          $13.147                -
  Accumulation Unit Value at end
   of period                         $13.946          $14.013                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        833              338                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $13.963          $12.993          $12.263
  Accumulation Unit Value at end
   of period                         $13.874          $13.963          $12.993
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         39               40               30
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $13.522          $12.721                -
  Accumulation Unit Value at end
   of period                         $13.416          $13.522                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        124               48                -
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $1.013           $1.020           $1.026
  Accumulation Unit Value at end
   of period                          $1.024           $1.013           $1.020
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      6,830            6,729            6,795
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $1.005           $1.005                -
  Accumulation Unit Value at end
   of period                          $1.014           $1.005                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        894               99                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $1.048           $1.060           $1.068
  Accumulation Unit Value at end
   of period                          $1.057           $1.048           $1.060
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      8,050            8,567            9,622
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $0.998           $1.009           $1.018
  Accumulation Unit Value at end
   of period                          $1.006           $0.998           $1.009
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,517            4,367            3,507
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $1.043           $1.044                -
  Accumulation Unit Value at end
   of period                          $1.050           $1.043                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,984            2,211                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $1.043           $1.055                -
  Accumulation Unit Value at end
   of period                          $1.050           $1.043                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,984            2,211                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $1.040           $1.054           $1.065
  Accumulation Unit Value at end
   of period                          $1.044           $1.040           $1.054
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        183              188              160
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $0.989           $1.003                -
  Accumulation Unit Value at end
   of period                          $0.992           $0.989                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,198              541                -

26

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
MFS(R) CORE EQUITY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $7.729           $7.073           $6.322
  Accumulation Unit Value at end
   of period                          $4.623           $7.729           $7.073
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        157              178              205
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $7.623           $6.990           $6.260
  Accumulation Unit Value at end
   of period                          $4.550           $7.623           $6.990
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         20               19                1
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $9.949           $9.132           $8.187
  Accumulation Unit Value at end
   of period                          $5.933           $9.949           $9.132
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        104              140              163
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $7.540           $6.924           $6.211
  Accumulation Unit Value at end
   of period                          $4.494           $7.540           $6.924
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         73              103              188
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $9.842           $9.052           $8.131
  Accumulation Unit Value at end
   of period                          $5.858           $9.842           $9.052
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         36               43               45
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.842           $9.052           $8.131
  Accumulation Unit Value at end
   of period                          $5.858           $9.842           $9.052
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         36               43               45
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $9.762           $8.992           $8.090
  Accumulation Unit Value at end
   of period                          $5.802           $9.762           $8.992
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          7                6                6
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $7.338           $6.769           $6.098
  Accumulation Unit Value at end
   of period                          $4.354           $7.338           $6.769
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          2                2                2
MFS(R) GLOBAL EQUITY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $14.985          $13.958          $11.412
  Accumulation Unit Value at end
   of period                          $9.757          $14.985          $13.958
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         93               69               75
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $14.779          $13.794          $11.300
  Accumulation Unit Value at end
   of period                          $9.603          $14.779          $13.794
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         14                4                5
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $16.125          $15.066          $12.355
  Accumulation Unit Value at end
   of period                         $10.468          $16.125          $15.066
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         95              100              160
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $14.619          $13.665          $11.212
  Accumulation Unit Value at end
   of period                          $9.485          $14.619          $13.665
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         22               38               57
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $15.952          $14.933          $12.271
  Accumulation Unit Value at end
   of period                         $10.334          $15.952          $14.933
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         45               41               33

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
MFS(R) CORE EQUITY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $6.323           $5.719           $5.075
  Accumulation Unit Value at end
   of period                          $6.322           $6.323           $5.719
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        248              277              216
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $6.274           $5.779                -
  Accumulation Unit Value at end
   of period                          $6.260           $6.274                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          8               23                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $8.214           $7.451           $6.623
  Accumulation Unit Value at end
   of period                          $8.187           $8.214           $7.451
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        170              213              205
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $6.234           $5.658           $5.031
  Accumulation Unit Value at end
   of period                          $6.211           $6.234           $5.658
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        218              231              203
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $8.174           $7.533                -
  Accumulation Unit Value at end
   of period                          $8.131           $8.174                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         47               45                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $8.174           $7.625                -
  Accumulation Unit Value at end
   of period                          $8.131           $8.174                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         47               45                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $8.145           $7.414           $6.604
  Accumulation Unit Value at end
   of period                          $8.090           $8.145           $7.414
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          6                7               11
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $6.149           $5.752                -
  Accumulation Unit Value at end
   of period                          $6.098           $6.149                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          3                3                -
MFS(R) GLOBAL EQUITY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $10.780           $9.270           $7.992
  Accumulation Unit Value at end
   of period                         $11.412          $10.780           $9.270
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         57               60               25
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $10.696           $9.799                -
  Accumulation Unit Value at end
   of period                         $11.300          $10.696                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          5                4                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $11.706          $10.097           $8.719
  Accumulation Unit Value at end
   of period                         $12.355          $11.706          $10.097
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        164              227              126
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $10.628           $9.172           $7.923
  Accumulation Unit Value at end
   of period                         $11.212          $10.628           $9.172
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         74               67               47
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $11.649          $10.677                -
  Accumulation Unit Value at end
   of period                         $12.271          $11.649                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         15                8                -

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $15.952          $14.933          $12.271
  Accumulation Unit Value at end
   of period                         $10.334          $15.952          $14.933
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         45               41               33
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $15.823          $14.835          $12.208
  Accumulation Unit Value at end
   of period                         $10.235          $15.823          $14.835
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          1                1                1
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $14.287          $13.415          $11.056
  Accumulation Unit Value at end
   of period                          $9.228          $14.287          $13.415
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          7               10                5
MFS(R) GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $6.684           $5.611           $5.290
  Accumulation Unit Value at end
   of period                          $4.113           $6.684           $5.611
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        344              300              255
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $6.592           $5.545           $5.238
  Accumulation Unit Value at end
   of period                          $4.048           $6.592           $5.545
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         69               39               23
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $9.779           $8.233           $7.785
  Accumulation Unit Value at end
   of period                          $5.999           $9.779           $8.233
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        188              222              232
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $6.521           $5.493           $5.197
  Accumulation Unit Value at end
   of period                          $3.998           $6.521           $5.493
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         75              126              133
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $9.674           $8.161           $7.732
  Accumulation Unit Value at end
   of period                          $5.922           $9.674           $8.161
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        115              112               86
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.674           $8.161           $7.732
  Accumulation Unit Value at end
   of period                          $5.922           $9.674           $8.161
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        115              112               86
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $9.595           $8.107           $7.693
  Accumulation Unit Value at end
   of period                          $5.865           $9.595           $8.107
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          3                2                3
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $6.431           $5.442           $5.171
  Accumulation Unit Value at end
   of period                          $3.925           $6.431           $5.442
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         42               34               34
MFS(R) HIGH INCOME SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $12.827          $12.820          $11.815
  Accumulation Unit Value at end
   of period                          $9.018          $12.827          $12.820
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        668              732              748
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $12.651          $12.670          $11.699
  Accumulation Unit Value at end
   of period                          $8.876          $12.651          $12.670
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        120               58               38

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.649          $10.235                -
  Accumulation Unit Value at end
   of period                         $12.271          $11.649                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         15                8                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $11.607          $10.046           $8.693
  Accumulation Unit Value at end
   of period                         $12.208          $11.607          $10.046
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          1                1                1
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $10.528           $9.275                -
  Accumulation Unit Value at end
   of period                         $11.056          $10.528                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          4                1                -
MFS(R) GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $4.927           $4.437           $3.952
  Accumulation Unit Value at end
   of period                          $5.290           $4.927           $4.437
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        213              240              201
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $4.889           $4.456                -
  Accumulation Unit Value at end
   of period                          $5.238           $4.889                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         18               25                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $7.274           $6.570           $5.862
  Accumulation Unit Value at end
   of period                          $7.785           $7.274           $6.570
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        255              213              173
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $4.858           $4.390           $3.918
  Accumulation Unit Value at end
   of period                          $5.197           $4.858           $4.390
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        181              171              132
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $7.239           $6.602                -
  Accumulation Unit Value at end
   of period                          $7.732           $7.239                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         85               45                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $7.239           $6.750                -
  Accumulation Unit Value at end
   of period                          $7.732           $7.239                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         85               45                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $7.213           $6.537           $5.845
  Accumulation Unit Value at end
   of period                          $7.693           $7.213           $6.537
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          3                4                5
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $4.856           $4.540                -
  Accumulation Unit Value at end
   of period                          $5.171           $4.856                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         15               12                -
MFS(R) HIGH INCOME SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $11.763          $10.962          $10.105
  Accumulation Unit Value at end
   of period                         $11.815          $11.763          $10.962
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        803              749              532
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $11.672          $11.482                -
  Accumulation Unit Value at end
   of period                         $11.699          $11.672                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         62               29                -

28

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $12.372          $12.402          $11.464
  Accumulation Unit Value at end
   of period                          $8.672          $12.372          $12.402
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        555              709              852
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $12.514          $12.551          $11.607
  Accumulation Unit Value at end
   of period                          $8.767          $12.514          $12.551
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        231              368              514
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $12.239          $12.293          $11.386
  Accumulation Unit Value at end
   of period                          $8.561          $12.239          $12.293
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        453              506              480
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $12.239          $12.293          $11.386
  Accumulation Unit Value at end
   of period                          $8.561          $12.239          $12.293
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        453              506              480
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $12.139          $12.212          $11.327
  Accumulation Unit Value at end
   of period                          $8.479          $12.139          $12.212
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         21               38               37
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $12.230          $12.322          $11.446
  Accumulation Unit Value at end
   of period                          $8.529          $12.230          $12.322
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         96               78               78
MFS(R) INVESTORS GROWTH STOCK
 SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $7.153           $6.534           $6.178
  Accumulation Unit Value at end
   of period                          $4.439           $7.153           $6.534
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        337              372              414
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $7.055           $6.457           $6.117
  Accumulation Unit Value at end
   of period                          $4.369           $7.055           $6.457
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         24               36               36
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $8.885           $8.140           $7.719
  Accumulation Unit Value at end
   of period                          $5.497           $8.885           $8.140
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        171              312              444
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $6.978           $6.396           $6.069
  Accumulation Unit Value at end
   of period                          $4.316           $6.978           $6.396
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        193              307              471
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $8.789           $8.068           $7.667
  Accumulation Unit Value at end
   of period                          $5.427           $8.789           $8.068
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        167              168              146
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $8.789           $8.068           $7.667
  Accumulation Unit Value at end
   of period                          $5.427           $8.789           $8.068
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        167              168              146
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $8.718           $8.015           $7.628
  Accumulation Unit Value at end
   of period                          $5.375           $8.718           $8.015
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          4                9                9

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $11.448          $10.700           $9.881
  Accumulation Unit Value at end
   of period                         $11.464          $11.448          $10.700
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,009            1,146            1,043
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $11.597          $10.845          $10.017
  Accumulation Unit Value at end
   of period                         $11.607          $11.597          $10.845
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        677              712              610
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $11.393          $11.214                -
  Accumulation Unit Value at end
   of period                         $11.386          $11.393                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        409              252                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.393          $10.758                -
  Accumulation Unit Value at end
   of period                         $11.386          $11.393                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        409              252                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $11.352          $10.648           $9.852
  Accumulation Unit Value at end
   of period                         $11.327          $11.352          $10.648
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         44               45               38
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.488          $10.877                -
  Accumulation Unit Value at end
   of period                         $11.446          $11.488                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         63               31                -
MFS(R) INVESTORS GROWTH STOCK
 SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $6.014           $5.602           $5.151
  Accumulation Unit Value at end
   of period                          $6.178           $6.014           $5.602
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        546              655              583
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $5.967           $5.526                -
  Accumulation Unit Value at end
   of period                          $6.117           $5.967                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         41               42                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $7.537           $7.042           $6.487
  Accumulation Unit Value at end
   of period                          $7.719           $7.537           $7.042
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        481              591              581
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $5.929           $5.542           $5.106
  Accumulation Unit Value at end
   of period                          $6.069           $5.929           $5.542
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        680              701              557
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $7.501           $6.950                -
  Accumulation Unit Value at end
   of period                          $7.667           $7.501                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        156              101                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $7.501           $7.179                -
  Accumulation Unit Value at end
   of period                          $7.667           $7.501                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        156              101                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $7.473           $7.007           $6.468
  Accumulation Unit Value at end
   of period                          $7.628           $7.473           $7.007
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         16               16               20

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $7.016           $6.459           $6.157
  Accumulation Unit Value at end
   of period                          $4.319           $7.016           $6.459
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         24               31               32
MFS(R) INVESTORS TRUST SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $10.402           $9.592           $8.634
  Accumulation Unit Value at end
   of period                          $6.844          $10.402           $9.592
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,289            2,182            1,599
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $10.259           $9.479           $8.550
  Accumulation Unit Value at end
   of period                          $6.736          $10.259           $9.479
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        331              280              206
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $10.250           $9.480           $8.559
  Accumulation Unit Value at end
   of period                          $6.723          $10.250           $9.480
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,151            1,256            1,154
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $10.148           $9.391           $8.483
  Accumulation Unit Value at end
   of period                          $6.653          $10.148           $9.391
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        374              547              675
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $10.140           $9.397           $8.501
  Accumulation Unit Value at end
   of period                          $6.637          $10.140           $9.397
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,578            1,560            1,480
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $10.140           $9.397           $8.501
  Accumulation Unit Value at end
   of period                          $6.637          $10.140           $9.397
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,578            1,560            1,480
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $10.058           $9.335           $8.458
  Accumulation Unit Value at end
   of period                          $6.574          $10.058           $9.335
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         23               25               34
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $10.132           $9.417           $8.545
  Accumulation Unit Value at end
   of period                          $6.612          $10.132           $9.417
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        233              207              191
MFS(R) MID CAP GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $6.980           $6.465           $6.413
  Accumulation Unit Value at end
   of period                          $3.324           $6.980           $6.465
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        783              734              787
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $6.884           $6.389           $6.350
  Accumulation Unit Value at end
   of period                          $3.272           $6.884           $6.389
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        161               93               68
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $6.320           $5.871           $5.841
  Accumulation Unit Value at end
   of period                          $3.001           $6.320           $5.871
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        685              904            1,114
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $6.810           $6.329           $6.300
  Accumulation Unit Value at end
   of period                          $3.232           $6.810           $6.329
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        315              474              594

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $6.041           $5.798                -
  Accumulation Unit Value at end
   of period                          $6.157           $6.041                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         29               20                -
MFS(R) INVESTORS TRUST SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $8.184           $7.475           $6.709
  Accumulation Unit Value at end
   of period                          $8.634           $8.184           $7.475
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        946              709              364
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $8.120           $7.519                -
  Accumulation Unit Value at end
   of period                          $8.550           $8.120                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         85                6                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $8.137           $7.455           $6.702
  Accumulation Unit Value at end
   of period                          $8.559           $8.137           $7.455
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        986              897              719
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $8.068           $7.396           $6.651
  Accumulation Unit Value at end
   of period                          $8.483           $8.068           $7.396
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        819              731              597
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $8.098           $7.502                -
  Accumulation Unit Value at end
   of period                          $8.501           $8.098                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        957              336                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $8.098           $7.516                -
  Accumulation Unit Value at end
   of period                          $8.501           $8.098                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        957              336                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $8.069           $7.418           $6.682
  Accumulation Unit Value at end
   of period                          $8.458           $8.069           $7.418
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         47               41               32
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $8.165           $7.599                -
  Accumulation Unit Value at end
   of period                          $8.545           $8.165                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        115               32                -
MFS(R) MID CAP GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $6.326           $5.617           $4.809
  Accumulation Unit Value at end
   of period                          $6.413           $6.326           $5.617
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        835              932              703
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $6.277           $5.763                -
  Accumulation Unit Value at end
   of period                          $6.350           $6.277                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         41               31                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $5.779           $5.147           $4.415
  Accumulation Unit Value at end
   of period                          $5.841           $5.779           $5.147
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,162            1,232            1,080
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $6.237           $5.557           $4.768
  Accumulation Unit Value at end
   of period                          $6.300           $6.237           $5.557
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        762              792              568

30

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $6.252           $5.819           $5.801
  Accumulation Unit Value at end
   of period                          $2.962           $6.252           $5.819
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        477              493              414
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $6.252           $5.819           $5.801
  Accumulation Unit Value at end
   of period                          $2.962           $6.252           $5.819
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        477              493              414
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $6.201           $5.781           $5.771
  Accumulation Unit Value at end
   of period                          $2.934           $6.201           $5.781
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         27               33               34
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $6.655           $6.213           $6.213
  Accumulation Unit Value at end
   of period                          $3.144           $6.655           $6.213
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         81               79              151
MFS(R) NEW DISCOVERY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $9.186           $9.114           $8.188
  Accumulation Unit Value at end
   of period                          $5.479           $9.186           $9.114
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,404            1,504            1,206
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $9.059           $9.006           $8.108
  Accumulation Unit Value at end
   of period                          $5.393           $9.059           $9.006
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        225              198              152
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $13.533          $13.468          $12.136
  Accumulation Unit Value at end
   of period                          $8.048          $13.533          $13.468
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        552              647              719
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $8.961           $8.922           $8.044
  Accumulation Unit Value at end
   of period                          $5.326           $8.961           $8.922
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        134              204              365
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $13.388          $13.349          $12.054
  Accumulation Unit Value at end
   of period                          $7.945          $13.388          $13.349
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        740              795              764
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $13.388          $13.349          $12.054
  Accumulation Unit Value at end
   of period                          $7.945          $13.388          $13.349
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        740              795              764
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $13.279          $13.261          $11.992
  Accumulation Unit Value at end
   of period                          $7.869          $13.279          $13.261
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         15               18               25
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $8.758           $8.759           $7.933
  Accumulation Unit Value at end
   of period                          $5.182           $8.758           $8.759
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        163              161              146
MFS(R) RESEARCH BOND SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $10.493          $10.241          $10.012
  Accumulation Unit Value at end
   of period                         $10.072          $10.493          $10.241
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        719              475              156

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $5.751           $5.283                -
  Accumulation Unit Value at end
   of period                          $5.801           $5.751                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        339              207                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $5.751           $5.380                -
  Accumulation Unit Value at end
   of period                          $5.801           $5.751                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        339              207                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $5.731           $5.121           $4.402
  Accumulation Unit Value at end
   of period                          $5.771           $5.731           $5.121
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         42               45               43
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $6.178           $5.795                -
  Accumulation Unit Value at end
   of period                          $6.213           $6.178                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        119               24                -
MFS(R) NEW DISCOVERY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $7.913           $7.556           $6.341
  Accumulation Unit Value at end
   of period                          $8.188           $7.913           $7.556
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        797              595              376
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $7.851           $7.124                -
  Accumulation Unit Value at end
   of period                          $8.108           $7.851                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        130               13                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $11.764          $11.267           $9.472
  Accumulation Unit Value at end
   of period                         $12.136          $11.764          $11.267
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        625              536              423
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $7.802           $7.476           $6.286
  Accumulation Unit Value at end
   of period                          $8.044           $7.802           $7.476
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        473              393              304
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $11.708          $10.628                -
  Accumulation Unit Value at end
   of period                         $12.054          $11.708                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        501              165                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.708          $11.866                -
  Accumulation Unit Value at end
   of period                         $12.054          $11.708                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        501              165                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $11.665          $11.212           $9.444
  Accumulation Unit Value at end
   of period                         $11.992          $11.665          $11.212
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         36               35               26
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $7.728           $7.854                -
  Accumulation Unit Value at end
   of period                          $7.933           $7.728                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         80               37                -
MFS(R) RESEARCH BOND SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $9.978                -                -
  Accumulation Unit Value at end
   of period                         $10.012                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         10                -                -

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $10.434          $10.204           $9.996
  Accumulation Unit Value at end
   of period                          $9.995          $10.434          $10.204
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         92               50               20
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $10.404          $10.186           $9.988
  Accumulation Unit Value at end
   of period                          $9.957          $10.404          $10.186
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        306              155               98
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $10.390          $10.177           $9.983
  Accumulation Unit Value at end
   of period                          $9.938          $10.390          $10.177
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         93              102               12
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $10.346          $10.149           $9.971
  Accumulation Unit Value at end
   of period                          $9.881          $10.346          $10.149
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        453              397              190
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $10.346          $10.149           $9.971
  Accumulation Unit Value at end
   of period                          $9.881          $10.346          $10.149
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        453              397              190
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $10.302          $10.121           $9.959
  Accumulation Unit Value at end
   of period                          $9.825          $10.302          $10.121
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         10                4                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $10.259          $10.094           $9.947
  Accumulation Unit Value at end
   of period                          $9.769          $10.259          $10.094
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         54               28               20
MFS(R) RESEARCH INTERNATIONAL
 SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $16.373          $14.761          $11.957
  Accumulation Unit Value at end
   of period                          $9.272          $16.373          $14.761
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        313              173               57
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $16.286          $14.711          $11.941
  Accumulation Unit Value at end
   of period                          $9.204          $16.286          $14.711
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         34               16                8
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $16.242          $14.687          $11.933
  Accumulation Unit Value at end
   of period                          $9.171          $16.242          $14.687
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        152               97               64
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $16.220          $14.674          $11.929
  Accumulation Unit Value at end
   of period                          $9.154          $16.220          $14.674
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         46               42               19
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $16.156          $14.638          $11.917
  Accumulation Unit Value at end
   of period                          $9.104          $16.156          $14.638
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        207              148               65
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $16.156          $14.638          $11.917
  Accumulation Unit Value at end
   of period                          $9.104          $16.156          $14.638
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        207              148               65

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $9.975                -                -
  Accumulation Unit Value at end
   of period                          $9.996                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         13                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $9.973                -                -
  Accumulation Unit Value at end
   of period                          $9.988                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         21                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $9.972                -                -
  Accumulation Unit Value at end
   of period                          $9.983                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          3                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $9.970                -                -
  Accumulation Unit Value at end
   of period                          $9.971                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         13                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.970                -                -
  Accumulation Unit Value at end
   of period                          $9.971                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         13                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $9.968                -                -
  Accumulation Unit Value at end
   of period                          $9.959                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.966                -                -
  Accumulation Unit Value at end
   of period                          $9.947                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          8                -                -
MFS(R) RESEARCH INTERNATIONAL
 SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $10.019                -                -
  Accumulation Unit Value at end
   of period                         $11.957                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          4                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $10.018                -                -
  Accumulation Unit Value at end
   of period                         $11.941                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          2                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $10.018                -                -
  Accumulation Unit Value at end
   of period                         $11.933                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         10                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $10.018                -                -
  Accumulation Unit Value at end
   of period                         $11.929                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          8                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $10.018                -                -
  Accumulation Unit Value at end
   of period                         $11.917                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         32                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $10.018                -                -
  Accumulation Unit Value at end
   of period                         $11.917                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         32                -                -

32

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $16.091          $14.601          $11.905
  Accumulation Unit Value at end
   of period                          $9.054          $16.091          $14.601
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         14                1                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $16.027          $14.564          $11.893
  Accumulation Unit Value at end
   of period                          $9.004          $16.027          $14.564
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         24                9                7
MFS(R) RESEARCH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $12.797          $11.498          $10.586
  Accumulation Unit Value at end
   of period                          $8.041          $12.797          $11.498
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         49               52               32
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $12.724          $11.456          $10.568
  Accumulation Unit Value at end
   of period                          $7.979          $12.724          $11.456
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          2                2                2
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $12.688          $11.435          $10.559
  Accumulation Unit Value at end
   of period                          $7.949          $12.688          $11.435
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         13               11                9
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $12.670          $11.424          $10.555
  Accumulation Unit Value at end
   of period                          $7.933          $12.670          $11.424
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          8                8                1
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $12.616          $11.393          $10.542
  Accumulation Unit Value at end
   of period                          $7.888          $12.616          $11.393
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         42               48               17
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $12.616          $11.393          $10.542
  Accumulation Unit Value at end
   of period                          $7.888          $12.616          $11.393
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         42               48               17
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $12.563          $11.361          $10.528
  Accumulation Unit Value at end
   of period                          $7.843          $12.563          $11.361
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $12.510          $11.330          $10.515
  Accumulation Unit Value at end
   of period                          $7.797          $12.510          $11.330
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          8                7                4
MFS(R) TOTAL RETURN SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $13.759          $13.429          $12.207
  Accumulation Unit Value at end
   of period                         $10.533          $13.759          $13.429
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,731            5,143            4,234
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $13.570          $13.271          $12.087
  Accumulation Unit Value at end
   of period                         $10.367          $13.570          $13.271
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        860              683              495
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $14.163          $13.864          $12.641
  Accumulation Unit Value at end
   of period                         $10.810          $14.163          $13.864
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,980            2,606            2,716

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $10.018                -                -
  Accumulation Unit Value at end
   of period                         $11.905                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $10.018                -                -
  Accumulation Unit Value at end
   of period                         $11.893                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          2                -                -
MFS(R) RESEARCH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                $9.467                -                -
  Accumulation Unit Value at end
   of period                         $10.586                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         13                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                $9.463                -                -
  Accumulation Unit Value at end
   of period                         $10.568                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          1                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                $9.462                -                -
  Accumulation Unit Value at end
   of period                         $10.559                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          2                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $9.461                -                -
  Accumulation Unit Value at end
   of period                         $10.555                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          1                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                $9.459                -                -
  Accumulation Unit Value at end
   of period                         $10.542                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         10                -                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.459                -                -
  Accumulation Unit Value at end
   of period                         $10.542                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         10                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                $9.456                -                -
  Accumulation Unit Value at end
   of period                         $10.528                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          -                -                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.454                -                -
  Accumulation Unit Value at end
   of period                         $10.515                -                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          2                -                -
MFS(R) TOTAL RETURN SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $12.076          $11.034          $10.261
  Accumulation Unit Value at end
   of period                         $12.207          $12.076          $11.034
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,332            3,082            2,204
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $11.981          $11.391                -
  Accumulation Unit Value at end
   of period                         $12.087          $11.981                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        338              124                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $12.543          $11.495          $10.708
  Accumulation Unit Value at end
   of period                         $12.641          $12.543          $11.495
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,572            2,581            2,125

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $13.423          $13.147          $11.993
  Accumulation Unit Value at end
   of period                         $10.240          $13.423          $13.147
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        725            1,155            1,585
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $14.010          $13.742          $12.555
  Accumulation Unit Value at end
   of period                         $10.672          $14.010          $13.742
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,930            3,249            2,962
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $14.010          $13.742          $12.555
  Accumulation Unit Value at end
   of period                         $10.672          $14.010          $13.742
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,930            3,249            2,962
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $13.897          $13.652          $12.491
  Accumulation Unit Value at end
   of period                         $10.569          $13.897          $13.652
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        131              132              135
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $13.983          $13.757          $12.606
  Accumulation Unit Value at end
   of period                         $10.619          $13.983          $13.757
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        418              471              430
MFS(R) VALUE SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $18.279          $17.230          $14.503
  Accumulation Unit Value at end
   of period                         $12.115          $18.279          $17.230
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        927              776              474
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $18.110          $17.104          $14.426
  Accumulation Unit Value at end
   of period                         $11.979          $18.110          $17.104
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        170              143              142
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $18.025          $17.042          $14.387
  Accumulation Unit Value at end
   of period                         $11.911          $18.025          $17.042
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        323              384              285
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $17.983          $17.010          $14.368
  Accumulation Unit Value at end
   of period                         $11.877          $17.983          $17.010
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        102              152              131
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $17.858          $16.917          $14.311
  Accumulation Unit Value at end
   of period                         $11.777          $17.858          $16.917
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        593              468              282
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $17.858          $16.917          $14.311
  Accumulation Unit Value at end
   of period                         $11.777          $17.858          $16.917
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        593              468              282
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $17.733          $16.824          $14.254
  Accumulation Unit Value at end
   of period                         $11.677          $17.733          $16.824
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         15               19               19
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $17.621          $16.743          $14.206
  Accumulation Unit Value at end
   of period                         $11.586          $17.621          $16.743
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        102               99               94

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $11.905          $10.916          $10.172
  Accumulation Unit Value at end
   of period                         $11.993          $11.905          $10.916
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,134            2,075            1,632
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $12.482          $11.872                -
  Accumulation Unit Value at end
   of period                         $12.555          $12.482                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,115              791                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $12.482          $11.611                -
  Accumulation Unit Value at end
   of period                         $12.555          $12.482                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,115              791                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $12.437          $11.438          $10.677
  Accumulation Unit Value at end
   of period                         $12.491          $12.437          $11.438
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        165              170              129
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $12.571          $11.725                -
  Accumulation Unit Value at end
   of period                         $12.606          $12.571                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        296               97                -
MFS(R) VALUE SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $13.831          $12.214          $10.604
  Accumulation Unit Value at end
   of period                         $14.503          $13.831          $12.214
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        189              156               94
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $13.784          $12.824                -
  Accumulation Unit Value at end
   of period                         $14.426          $13.784                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         18                4                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $13.761          $12.189          $10.601
  Accumulation Unit Value at end
   of period                         $14.387          $13.761          $12.189
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        204              209               81
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $13.750          $12.185          $10.600
  Accumulation Unit Value at end
   of period                         $14.368          $13.750          $12.185
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        111               84               58
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $13.716          $12.766                -
  Accumulation Unit Value at end
   of period                         $14.311          $13.716                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        109               42                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $13.716          $12.298                -
  Accumulation Unit Value at end
   of period                         $14.311          $13.716                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        109               42                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $13.681          $12.161          $10.597
  Accumulation Unit Value at end
   of period                         $14.254          $13.681          $12.161
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         20               29               21
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $13.656          $12.278                -
  Accumulation Unit Value at end
   of period                         $14.206          $13.656                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         70               23                -

34

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
MUTUAL DISCOVERY SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $21.859          $19.879          $16.431
  Accumulation Unit Value at end
   of period                         $15.375          $21.859          $19.879
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,570            1,673            1,008
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $21.656          $19.733          $16.344
  Accumulation Unit Value at end
   of period                         $15.202          $21.656          $19.733
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        136              145              112
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $21.555          $19.661          $16.300
  Accumulation Unit Value at end
   of period                         $15.116          $21.555          $19.661
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        373              510              420
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $21.505          $19.625          $16.278
  Accumulation Unit Value at end
   of period                         $15.073          $21.505          $19.625
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         98              190              198
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $21.355          $19.517          $16.213
  Accumulation Unit Value at end
   of period                         $14.946          $21.355          $19.517
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        825              912              716
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $21.355          $19.517          $16.213
  Accumulation Unit Value at end
   of period                         $14.946          $21.355          $19.517
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        825              912              716
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $21.206          $19.410          $16.149
  Accumulation Unit Value at end
   of period                         $14.819          $21.206          $19.410
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         19               22               24
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $21.072          $19.317          $16.095
  Accumulation Unit Value at end
   of period                         $14.703          $21.072          $19.317
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        126              129              114
MUTUAL SHARES SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $16.782          $16.495          $14.173
  Accumulation Unit Value at end
   of period                         $10.376          $16.782          $16.495
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      6,010            6,775            5,344
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $16.551          $16.301          $14.034
  Accumulation Unit Value at end
   of period                         $10.213          $16.551          $16.301
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,074              895              672
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $17.045          $16.805          $14.482
  Accumulation Unit Value at end
   of period                         $10.507          $17.045          $16.805
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,001            2,584            2,752
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $16.372          $16.149          $13.924
  Accumulation Unit Value at end
   of period                         $10.087          $16.372          $16.149
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        704            1,160            1,566
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $16.861          $16.657          $14.384
  Accumulation Unit Value at end
   of period                         $10.373          $16.861          $16.657
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,397            3,905            3,335

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
MUTUAL DISCOVERY SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $14.412          $12.402          $10.542
  Accumulation Unit Value at end
   of period                         $16.431          $14.412          $12.402
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        376              281              139
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $14.364          $13.273                -
  Accumulation Unit Value at end
   of period                         $16.344          $14.364                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         41                6                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $14.340          $12.377          $10.539
  Accumulation Unit Value at end
   of period                         $16.300          $14.340          $12.377
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        310              220              131
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $14.328          $12.373          $10.539
  Accumulation Unit Value at end
   of period                         $16.278          $14.328          $12.373
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        212              211               76
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $14.292          $13.214                -
  Accumulation Unit Value at end
   of period                         $16.213          $14.292                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        402              131                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $14.292          $12.516                -
  Accumulation Unit Value at end
   of period                         $16.213          $14.292                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        402              131                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $14.256          $12.348          $10.536
  Accumulation Unit Value at end
   of period                         $16.149          $14.256          $12.348
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         18               16                7
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $14.230          $12.496                -
  Accumulation Unit Value at end
   of period                         $16.095          $14.230                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         72               26                -
MUTUAL SHARES SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $13.040          $11.776          $10.357
  Accumulation Unit Value at end
   of period                         $14.173          $13.040          $11.776
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,161            3,929            2,693
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $12.938          $12.074                -
  Accumulation Unit Value at end
   of period                         $14.034          $12.938                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        447              250                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $13.364          $12.105          $10.665
  Accumulation Unit Value at end
   of period                         $14.482          $13.364          $12.105
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,577            2,399            1,969
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $12.856          $11.650          $10.267
  Accumulation Unit Value at end
   of period                         $13.924          $12.856          $11.650
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,834            1,885            1,447
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $13.300          $12.417                -
  Accumulation Unit Value at end
   of period                         $14.384          $13.300                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,316              859                -

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $16.861          $16.657          $14.384
  Accumulation Unit Value at end
   of period                         $10.373          $16.861          $16.657
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,397            3,905            3,335
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $16.725          $16.547          $14.310
  Accumulation Unit Value at end
   of period                         $10.274          $16.725          $16.547
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        118              144              163
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $16.631          $16.478          $14.272
  Accumulation Unit Value at end
   of period                         $10.200          $16.631          $16.478
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        593              662              580
TEMPLETON DEVELOPING MARKETS
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $30.872          $24.326          $19.265
  Accumulation Unit Value at end
   of period                         $14.380          $30.872          $24.326
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        404              436              304
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $30.448          $24.040          $19.076
  Accumulation Unit Value at end
   of period                         $14.154          $30.448          $24.040
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         69               42               29
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $24.989          $19.749          $15.687
  Accumulation Unit Value at end
   of period                         $11.605          $24.989          $19.749
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        200              259              240
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $30.119          $23.815          $18.927
  Accumulation Unit Value at end
   of period                         $13.980          $30.119          $23.815
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         54              129              140
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $24.719          $19.575          $15.580
  Accumulation Unit Value at end
   of period                         $11.457          $24.719          $19.575
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        503              528              430
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $24.719          $19.575          $15.580
  Accumulation Unit Value at end
   of period                         $11.457          $24.719          $19.575
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        503              528              430
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $24.519          $19.446          $15.501
  Accumulation Unit Value at end
   of period                         $11.347          $24.519          $19.446
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          2                5                7
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $26.095          $20.726          $16.546
  Accumulation Unit Value at end
   of period                         $12.058          $26.095          $20.726
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         72               80               62
TEMPLETON FOREIGN SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $14.848          $13.081          $10.956
  Accumulation Unit Value at end
   of period                          $8.703          $14.848          $13.081
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,174            2,381            2,146
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $14.644          $12.927          $10.848
  Accumulation Unit Value at end
   of period                          $8.566          $14.644          $12.927
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        337              291              282

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $13.300          $12.195                -
  Accumulation Unit Value at end
   of period                         $14.384          $13.300                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,316              859                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $13.252          $12.045          $10.634
  Accumulation Unit Value at end
   of period                         $14.310          $13.252          $12.045
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        163              169              101
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $13.236          $12.170                -
  Accumulation Unit Value at end
   of period                         $14.272          $13.236                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        422              149                -
TEMPLETON DEVELOPING MARKETS
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $15.338          $12.497           $9.273
  Accumulation Unit Value at end
   of period                         $19.265          $15.338          $12.497
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        265              150               81
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $15.218          $13.604                -
  Accumulation Unit Value at end
   of period                         $19.076          $15.218                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          9                3                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $12.527          $10.237           $7.609
  Accumulation Unit Value at end
   of period                         $15.687          $12.527          $10.237
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        232              179              106
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $15.121          $12.364           $9.192
  Accumulation Unit Value at end
   of period                         $18.927          $15.121          $12.364
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        159              165               69
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $12.466          $11.150                -
  Accumulation Unit Value at end
   of period                         $15.580          $12.466                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        230               93                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $12.466          $10.504                -
  Accumulation Unit Value at end
   of period                         $15.580          $12.466                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        230               93                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $12.421          $10.187           $7.587
  Accumulation Unit Value at end
   of period                         $15.501          $12.421          $10.187
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          6                5                1
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $13.279          $11.219                -
  Accumulation Unit Value at end
   of period                         $16.546          $13.279                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         39                8                -
TEMPLETON FOREIGN SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $10.115           $8.680           $7.102
  Accumulation Unit Value at end
   of period                         $10.956          $10.115           $8.680
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,580            1,285              697
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $10.036           $9.155                -
  Accumulation Unit Value at end
   of period                         $10.848          $10.036                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        166               31                -

36

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                          2008             2007             2006
-----------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $15.108          $13.349          $11.214
  Accumulation Unit Value at end
   of period                          $8.829          $15.108          $13.349
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        995            1,216            1,178
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $14.486          $12.806          $10.763
  Accumulation Unit Value at end
   of period                          $8.461          $14.486          $12.806
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        296              449              663
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $14.945          $13.232          $11.138
  Accumulation Unit Value at end
   of period                          $8.716          $14.945          $13.232
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,875            2,004            2,126
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $14.945          $13.232          $11.138
  Accumulation Unit Value at end
   of period                          $8.716          $14.945          $13.232
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,875            2,004            2,126
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $14.824          $13.145          $11.081
  Accumulation Unit Value at end
   of period                          $8.633          $14.824          $13.145
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         27               48               68
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $14.157          $12.572          $10.614
  Accumulation Unit Value at end
   of period                          $8.232          $14.157          $12.572
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        282              281              256
TEMPLETON GROWTH SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $15.583          $15.486          $12.932
  Accumulation Unit Value at end
   of period                          $8.836          $15.583          $15.486
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      4,386            5,011            3,865
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $15.368          $15.304          $12.805
  Accumulation Unit Value at end
   of period                          $8.697          $15.368          $15.304
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        715              699              612
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $15.377          $15.328          $12.838
  Accumulation Unit Value at end
   of period                          $8.693          $15.377          $15.328
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,233            1,655            1,647
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $15.202          $15.161          $12.705
  Accumulation Unit Value at end
   of period                          $8.590          $15.202          $15.161
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        315              465              636
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $15.211          $15.193          $12.750
  Accumulation Unit Value at end
   of period                          $8.582          $15.211          $15.193
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,088            3,512            2,993
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $15.211          $15.193          $12.750
  Accumulation Unit Value at end
   of period                          $8.582          $15.211          $15.193
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      3,088            3,512            2,993
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $15.088          $15.093          $12.685
  Accumulation Unit Value at end
   of period                          $8.500          $15.088          $15.093
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         29               51               53
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $14.525          $14.551          $12.248
  Accumulation Unit Value at end
   of period                          $8.170          $14.525          $14.551
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        856            1,059              965

                                               AS OF DECEMBER 31,
SUB-ACCOUNT                          2005             2004             2003
--------------------------------  --------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $10.385           $8.938           $7.326
  Accumulation Unit Value at end
   of period                         $11.214          $10.385           $8.938
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,023              944              670
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                $9.972           $8.587           $7.040
  Accumulation Unit Value at end
   of period                         $10.763           $9.972           $8.587
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        818              751              466
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $10.335           $9.432                -
  Accumulation Unit Value at end
   of period                         $11.138          $10.335                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,513              617                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $10.335           $9.100                -
  Accumulation Unit Value at end
   of period                         $11.138          $10.335                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,513              617                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $10.297           $8.894           $7.304
  Accumulation Unit Value at end
   of period                         $11.081          $10.297           $8.894
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         89               69               38
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                $9.878           $8.722                -
  Accumulation Unit Value at end
   of period                         $10.614           $9.878                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        170               44                -
TEMPLETON GROWTH SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period               $12.082          $10.592           $8.811
  Accumulation Unit Value at end
   of period                         $12.932          $12.082          $10.592
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,848            2,481            1,598
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period               $11.988          $11.041                -
  Accumulation Unit Value at end
   of period                         $12.805          $11.988                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        376              154                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period               $12.031          $10.578           $8.815
  Accumulation Unit Value at end
   of period                         $12.838          $12.031          $10.578
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      1,475            1,135              835
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period               $11.912          $10.479           $8.735
  Accumulation Unit Value at end
   of period                         $12.705          $11.912          $10.479
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        638              545              354
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period               $11.973          $11.032                -
  Accumulation Unit Value at end
   of period                         $12.750          $11.973                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,140              576                -
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.973          $10.755                -
  Accumulation Unit Value at end
   of period                         $12.750          $11.973                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      2,140              576                -
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period               $11.929          $10.526           $8.789
  Accumulation Unit Value at end
   of period                         $12.685          $11.929          $10.526
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                         52               44               21
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period               $11.536          $10.391                -
  Accumulation Unit Value at end
   of period                         $12.248          $11.536                -
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        695              313                -

-------------------------------------------------------------------------------

SERIES III:

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2008             2007             2006             2005
-------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.484           $1.486           $1.335           $1.230
  Accumulation Unit Value at end of
   period                                     $0.704           $1.484           $1.486           $1.335
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  6,589            7,750            8,599            9,322
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.465           $1.471           $1.324           $1.221
  Accumulation Unit Value at end of
   period                                     $0.693           $1.465           $1.471           $1.324
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,219              839              638              648
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $1.456           $1.463           $1.318           $1.217
  Accumulation Unit Value at end of
   period                                     $0.688           $1.456           $1.463           $1.318
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  6,462            7,946           10,445           11,931
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.440           $1.450           $1.309           $1.210
  Accumulation Unit Value at end of
   period                                     $0.680           $1.440           $1.450           $1.309
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,015            4,213            4,242            4,043
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.440           $1.450           $1.309           $1.210
  Accumulation Unit Value at end of
   period                                     $0.680           $1.440           $1.450           $1.309
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,015            4,213            4,242            4,043
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.419           $1.432           $1.297           $1.201
  Accumulation Unit Value at end of
   period                                     $0.667           $1.419           $1.432           $1.297
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    416              575              591              557
AIM V.I. CAPITAL APPRECIATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.533           $1.392           $1.332           $1.159
  Accumulation Unit Value at end of
   period                                     $0.867           $1.533           $1.392           $1.332
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,587            3,133            3,945            1,660
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.514           $1.377           $1.321           $1.151
  Accumulation Unit Value at end of
   period                                     $0.854           $1.514           $1.377           $1.321
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    628              490              300               75
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $1.504           $1.370           $1.315           $1.147
  Accumulation Unit Value at end of
   period                                     $0.848           $1.504           $1.370           $1.315
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,717            3,851            5,291            1,717
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.488           $1.358           $1.306           $1.140
  Accumulation Unit Value at end of
   period                                     $0.837           $1.488           $1.358           $1.306
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,745            2,325            2,155            1,037
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.488           $1.358           $1.306           $1.140
  Accumulation Unit Value at end of
   period                                     $0.837           $1.488           $1.358           $1.306
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,745            2,325            2,155            1,037
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.466           $1.342           $1.294           $1.132
  Accumulation Unit Value at end of
   period                                     $0.822           $1.466           $1.342           $1.294
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    485              577              687               11
AIM V.I. CAPITAL DEVELOPMENT FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.780           $9.548                -                -
  Accumulation Unit Value at end of
   period                                     $5.093           $9.780                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     43                8                -                -

38

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2008             2007             2006             2005
-------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.774           $9.545                -                -
  Accumulation Unit Value at end of
   period                                     $5.080           $9.774                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      -                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $9.771           $9.544                -                -
  Accumulation Unit Value at end of
   period                                     $5.073           $9.771                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.766           $9.541                -                -
  Accumulation Unit Value at end of
   period                                     $5.060           $9.766                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10                4                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.766           $9.541                -                -
  Accumulation Unit Value at end of
   period                                     $5.060           $9.766                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10                4                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.758           $9.537                -                -
  Accumulation Unit Value at end of
   period                                     $5.041           $9.758                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      -                -                -                -
AIM V.I. CORE EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.529          $11.787          $10.273           $9.626
  Accumulation Unit Value at end of
   period                                     $8.605          $12.529          $11.787          $10.273
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    999            1,159            1,208                2
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.458          $11.744          $10.256           $9.622
  Accumulation Unit Value at end of
   period                                     $8.539          $12.458          $11.744          $10.256
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    184              156              135                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.423          $11.722          $10.247           $9.621
  Accumulation Unit Value at end of
   period                                     $8.506          $12.423          $11.722          $10.247
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    522              657              760                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.352          $11.679          $10.230           $9.617
  Accumulation Unit Value at end of
   period                                     $8.441          $12.352          $11.679          $10.230
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    865            1,004            1,135                6
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.352          $11.679          $10.230           $9.617
  Accumulation Unit Value at end of
   period                                     $8.441          $12.352          $11.679          $10.230
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    865            1,004            1,135                6
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.248          $11.615          $10.204           $9.612
  Accumulation Unit Value at end of
   period                                     $8.345          $12.248          $11.615          $10.204
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    139              141              148                -
AIM V.I. GOVERNMENT SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.147           $1.098           $1.078           $1.078
  Accumulation Unit Value at end of
   period                                     $1.267           $1.147           $1.098           $1.078
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 46,447           35,318           22,144           14,085
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.133           $1.086           $1.069           $1.070
  Accumulation Unit Value at end of
   period                                     $1.249           $1.133           $1.086           $1.069
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  5,942            4,462            3,171            1,512
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $1.126           $1.080           $1.064           $1.066
  Accumulation Unit Value at end of
   period                                     $1.240           $1.126           $1.080           $1.064
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 22,817           23,928           20,478           18,324

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2008             2007             2006             2005
-------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.114           $1.071           $1.057           $1.060
  Accumulation Unit Value at end of
   period                                     $1.224           $1.114           $1.071           $1.057
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 30,414           27,651           22,211           14,577
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.114           $1.071           $1.057           $1.060
  Accumulation Unit Value at end of
   period                                     $1.224           $1.114           $1.071           $1.057
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 30,414           27,651           22,211           14,577
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.097           $1.058           $1.047           $1.053
  Accumulation Unit Value at end of
   period                                     $1.202           $1.097           $1.058           $1.047
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  5,266            3,415            2,685            1,605
AIM V.I. INTERNATIONAL GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $2.326           $2.062           $1.636           $1.379
  Accumulation Unit Value at end of
   period                                     $1.363           $2.326           $2.062           $1.636
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  7,402            5,913            4,739            1,145
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $2.297           $2.041           $1.622           $1.369
  Accumulation Unit Value at end of
   period                                     $1.344           $2.297           $2.041           $1.622
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    575              476            1,861            1,346
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $2.283           $2.030           $1.615           $1.364
  Accumulation Unit Value at end of
   period                                     $1.334           $2.283           $2.030           $1.615
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,497            2,358            1,370              993
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $2.258           $2.012           $1.604           $1.356
  Accumulation Unit Value at end of
   period                                     $1.317           $2.258           $2.012           $1.604
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,626            3,867            3,462            1,519
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $2.258           $2.012           $1.604           $1.356
  Accumulation Unit Value at end of
   period                                     $1.317           $2.258           $2.012           $1.604
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,626            3,867            3,462            1,519
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $2.224           $1.987           $1.589           $1.347
  Accumulation Unit Value at end of
   period                                     $1.293           $2.224           $1.987           $1.589
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    497              546              312              207
AIM V.I. LARGE CAP GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.962          $11.401          $10.732           $9.450
  Accumulation Unit Value at end of
   period                                     $7.864          $12.962          $11.401          $10.732
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    235              214              226                3
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.889          $11.359          $10.714           $9.447
  Accumulation Unit Value at end of
   period                                     $7.804          $12.889          $11.359          $10.714
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     40               25               14                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.852          $11.338          $10.705           $9.445
  Accumulation Unit Value at end of
   period                                     $7.774          $12.852          $11.338          $10.705
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    178              309              325                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.779          $11.296          $10.688           $9.442
  Accumulation Unit Value at end of
   period                                     $7.715          $12.779          $11.296          $10.688
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    199              179              190               13

40

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2008             2007             2006             2005
-------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.779          $11.296          $10.688           $9.442
  Accumulation Unit Value at end of
   period                                     $7.715          $12.779          $11.296          $10.688
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    199              179              190               13
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.671          $11.234          $10.661           $9.437
  Accumulation Unit Value at end of
   period                                     $7.626          $12.671          $11.234          $10.661
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     37               43               43                -
AIM V.I. MID CAP CORE EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.757           $1.631           $1.491           $1.376
  Accumulation Unit Value at end of
   period                                     $1.235           $1.757           $1.631           $1.491
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  8,366            9,718            9,619            9,568
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.735           $1.614           $1.479           $1.366
  Accumulation Unit Value at end of
   period                                     $1.217           $1.735           $1.614           $1.479
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,033            1,071              594              562
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $1.724           $1.606           $1.472           $1.361
  Accumulation Unit Value at end of
   period                                     $1.208           $1.724           $1.606           $1.472
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  6,142            9,832           11,984           13,307
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.705           $1.591           $1.462           $1.354
  Accumulation Unit Value at end of
   period                                     $1.193           $1.705           $1.591           $1.462
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  6,478            6,566            5,902            4,687
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.705           $1.591           $1.462           $1.354
  Accumulation Unit Value at end of
   period                                     $1.193           $1.705           $1.591           $1.462
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  6,478            6,566            5,902            4,687
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.680           $1.572           $1.449           $1.344
  Accumulation Unit Value at end of
   period                                     $1.171           $1.680           $1.572           $1.449
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    677              911              867              492
AIM V.I. SMALL CAP EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.719          $14.233          $12.327          $10.754
  Accumulation Unit Value at end of
   period                                     $9.940          $14.719          $14.233          $12.327
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    474              329              154               83
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.596          $14.142          $12.273          $10.721
  Accumulation Unit Value at end of
   period                                     $9.837          $14.596          $14.142          $12.273
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     61               37               10                3
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.534          $14.097          $12.246          $10.704
  Accumulation Unit Value at end of
   period                                     $9.786          $14.534          $14.097          $12.246
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    217              228              159              118
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.413          $14.007          $12.192          $10.671
  Accumulation Unit Value at end of
   period                                     $9.684          $14.413          $14.007          $12.192
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    417              345              281              197
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.413          $14.007          $12.192          $10.671
  Accumulation Unit Value at end of
   period                                     $9.684          $14.413          $14.007          $12.192
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    417              345              281              197
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.235          $13.875          $12.114          $10.624
  Accumulation Unit Value at end of
   period                                     $9.536          $14.235          $13.875          $12.114
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     66               49               41               20

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2008             2007             2006             2005
-------------------------------------------------------------------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.127          $13.486          $11.963          $10.928
  Accumulation Unit Value at end of
   period                                     $9.790          $14.127          $13.486          $11.963
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,344            4,917            4,853            4,437
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.933          $13.327          $11.846          $10.835
  Accumulation Unit Value at end of
   period                                     $9.636          $13.933          $13.327          $11.846
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    925              526              362              327
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.478          $12.905          $11.482          $10.510
  Accumulation Unit Value at end of
   period                                     $9.312          $13.478          $12.905          $11.482
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,399            3,238            3,366            3,246
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.333          $12.791          $11.404          $10.452
  Accumulation Unit Value at end of
   period                                     $9.194          $13.333          $12.791          $11.404
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,745            3,124            2,710            1,947
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.333          $12.791          $11.404          $10.452
  Accumulation Unit Value at end of
   period                                     $9.194          $13.333          $12.791          $11.404
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,745            3,124            2,710            1,947
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.469          $12.961          $11.590          $10.644
  Accumulation Unit Value at end of
   period                                     $9.260          $13.469          $12.961          $11.590
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    310              370              358              302
AMERICAN FUNDS BLUE CHIP INCOME AND
 GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.201           $1.198           $1.038           $0.942
  Accumulation Unit Value at end of
   period                                     $0.750           $1.201           $1.198           $1.038
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 25,515           28,692           32,115           30,389
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.186           $1.185           $1.028           $0.935
  Accumulation Unit Value at end of
   period                                     $0.739           $1.186           $1.185           $1.028
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  5,995            3,470            2,141            1,801
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $1.178           $1.178           $1.024           $0.931
  Accumulation Unit Value at end of
   period                                     $0.733           $1.178           $1.178           $1.024
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 15,874           22,667           24,866           26,020
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.166           $1.168           $1.017           $0.926
  Accumulation Unit Value at end of
   period                                     $0.724           $1.166           $1.168           $1.017
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 12,660           13,424           13,535            8,951
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.166           $1.168           $1.017           $0.926
  Accumulation Unit Value at end of
   period                                     $0.724           $1.166           $1.168           $1.017
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 12,660           13,424           13,535            8,951
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.148           $1.153           $1.007           $0.919
  Accumulation Unit Value at end of
   period                                     $0.711           $1.148           $1.153           $1.007
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,880            3,044            2,731            2,192
AMERICAN FUNDS BOND FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.482          $13.271          $12.617          $12.441
  Accumulation Unit Value at end of
   period                                    $12.015          $13.482          $13.271          $12.617
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,440            3,471            2,849            2,472

42

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2008             2007             2006             2005
-------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.296          $13.115          $12.494          $12.335
  Accumulation Unit Value at end of
   period                                    $11.826          $13.296          $13.115          $12.494
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    671              456              282              208
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.632          $13.460          $12.835          $12.681
  Accumulation Unit Value at end of
   period                                    $12.113          $13.632          $13.460          $12.835
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,947            2,606            2,676            2,601
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.485          $13.341          $12.748          $12.611
  Accumulation Unit Value at end of
   period                                    $11.959          $13.485          $13.341          $12.748
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,158            2,328            1,917            1,280
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.485          $13.341          $12.748          $12.611
  Accumulation Unit Value at end of
   period                                    $11.959          $13.485          $13.341          $12.748
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,158            2,328            1,917            1,280
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.854          $12.755          $12.224          $12.117
  Accumulation Unit Value at end of
   period                                    $11.365          $12.854          $12.755          $12.224
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    236              257              193              127
AMERICAN FUNDS GLOBAL BOND FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.951          $10.198          $10.025                -
  Accumulation Unit Value at end of
   period                                    $11.142          $10.951          $10.198                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,032              300               14                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.924          $10.193          $10.023                -
  Accumulation Unit Value at end of
   period                                    $11.092          $10.924          $10.193                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    222               22                3                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.911          $10.191          $10.022                -
  Accumulation Unit Value at end of
   period                                    $11.067          $10.911          $10.191                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    350              139               39                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.884          $10.186          $10.020                -
  Accumulation Unit Value at end of
   period                                    $11.018          $10.884          $10.186                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    674              306               46                -
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.884          $10.186          $10.020                -
  Accumulation Unit Value at end of
   period                                    $11.018          $10.884          $10.186                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    674              306               46                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.843          $10.178          $10.017                -
  Accumulation Unit Value at end of
   period                                    $10.944          $10.843          $10.178                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     57               41                -                -
AMERICAN FUNDS GLOBAL GROWTH AND INCOME
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.066          $10.893           $9.988                -
  Accumulation Unit Value at end of
   period                                     $6.979          $12.066          $10.893                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,477            2,033              657                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.024          $10.877           $9.986                -
  Accumulation Unit Value at end of
   period                                     $6.941          $12.024          $10.877                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    176               99               33                -

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2008             2007             2006             2005
-------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.003          $10.868           $9.986                -
  Accumulation Unit Value at end of
   period                                     $6.922          $12.003          $10.868                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    757              715              194                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.961          $10.852           $9.984                -
  Accumulation Unit Value at end of
   period                                     $6.884          $11.961          $10.852                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,503            1,216              492                -
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.961          $10.852           $9.984                -
  Accumulation Unit Value at end of
   period                                     $6.884          $11.961          $10.852                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,503            1,216              492                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.899          $10.828           $9.982                -
  Accumulation Unit Value at end of
   period                                     $6.827          $11.899          $10.828                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    165              198               20                -
AMERICAN FUNDS GLOBAL GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.691          $12.126          $10.241           $8.758
  Accumulation Unit Value at end of
   period                                     $8.293          $13.691          $12.126          $10.241
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,461            1,640            1,283              983
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.503          $11.983          $10.141           $8.684
  Accumulation Unit Value at end of
   period                                     $8.163          $13.503          $11.983          $10.141
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    360              207              116               77
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $17.151          $15.235          $12.907          $11.060
  Accumulation Unit Value at end of
   period                                    $10.357          $17.151          $15.235          $12.907
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    605              768              781              749
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.966          $15.101          $12.819          $10.999
  Accumulation Unit Value at end of
   period                                    $10.225          $16.966          $15.101          $12.819
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    731              782              635              355
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.966          $15.101          $12.819          $10.999
  Accumulation Unit Value at end of
   period                                    $10.225          $16.966          $15.101          $12.819
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    731              782              635              355
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.975          $10.690           $9.102           $7.825
  Accumulation Unit Value at end of
   period                                     $7.195          $11.975          $10.690           $9.102
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    174              193              159              135
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $18.415          $15.426          $12.648          $10.241
  Accumulation Unit Value at end of
   period                                     $8.415          $18.415          $15.426          $12.648
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    936            1,128              878              791
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $18.162          $15.244          $12.524          $10.154
  Accumulation Unit Value at end of
   period                                     $8.282          $18.162          $15.244          $12.524
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    254              208              180              101
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $24.251          $20.375          $16.756          $13.594
  Accumulation Unit Value at end of
   period                                    $11.048          $24.251          $20.375          $16.756
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    437              572              590              559
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $23.990          $20.196          $16.642          $13.520
  Accumulation Unit Value at end of
   period                                    $10.907          $23.990          $20.196          $16.642
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    580              644              584              315

44

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2008             2007             2006             2005
-------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $23.990          $20.196          $16.642          $13.520
  Accumulation Unit Value at end of
   period                                    $10.907          $23.990          $20.196          $16.642
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    580              644              584              315
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.331          $14.634          $12.095           $9.845
  Accumulation Unit Value at end of
   period                                     $7.856          $17.331          $14.634          $12.095
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    122              140              141               89
AMERICAN FUNDS GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.917           $9.884           $9.121           $7.689
  Accumulation Unit Value at end of
   period                                     $6.013          $10.917           $9.884           $9.121
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 14,724           15,115           13,065           10,794
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.767           $9.767           $9.032           $7.624
  Accumulation Unit Value at end of
   period                                     $5.919          $10.767           $9.767           $9.032
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,799            2,115            1,411              889
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $15.265          $13.862          $12.831          $10.838
  Accumulation Unit Value at end of
   period                                     $8.383          $15.265          $13.862          $12.831
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  5,932            7,520            8,035            8,338
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $15.101          $13.740          $12.744          $10.779
  Accumulation Unit Value at end of
   period                                     $8.276          $15.101          $13.740          $12.744
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  8,038            8,106            6,984            4,771
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.101          $13.740          $12.744          $10.779
  Accumulation Unit Value at end of
   period                                     $8.276          $15.101          $13.740          $12.744
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  8,038            8,106            6,984            4,771
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.448           $9.535           $8.870           $7.518
  Accumulation Unit Value at end of
   period                                     $5.709          $10.448           $9.535           $8.870
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,505            1,670            1,566            1,108
AMERICAN FUNDS GROWTH-INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.384          $13.928          $12.297          $11.293
  Accumulation Unit Value at end of
   period                                     $8.789          $14.384          $13.928          $12.297
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  9,818            9,920            9,055            7,412
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.186          $13.764          $12.177          $11.197
  Accumulation Unit Value at end of
   period                                     $8.651          $14.186          $13.764          $12.177
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,804            1,259              848              563
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.839          $13.441          $11.903          $10.953
  Accumulation Unit Value at end of
   period                                     $8.431          $13.839          $13.441          $11.903
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  5,655            7,054            7,548            7,581
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.690          $13.323          $11.822          $10.893
  Accumulation Unit Value at end of
   period                                     $8.323          $13.690          $13.323          $11.822
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  7,122            7,491            6,599            4,717
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.690          $13.323          $11.822          $10.893
  Accumulation Unit Value at end of
   period                                     $8.323          $13.690          $13.323          $11.822
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  7,122            7,491            6,599            4,717
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.914          $13.581          $12.087          $11.159
  Accumulation Unit Value at end of
   period                                     $8.434          $13.914          $13.581          $12.087
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,056            1,171            1,130              860

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2008             2007             2006             2005
-------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INTERNATIONAL FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.549          $12.330          $10.541           $8.568
  Accumulation Unit Value at end of
   period                                     $8.278          $14.549          $12.330          $10.541
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,972            3,116            2,588            1,626
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.349          $12.185          $10.438           $8.496
  Accumulation Unit Value at end of
   period                                     $8.148          $14.349          $12.185          $10.438
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    553              457              354              143
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $18.558          $15.774          $13.526          $11.017
  Accumulation Unit Value at end of
   period                                    $10.527          $18.558          $15.774          $13.526
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,152            1,535            1,665            1,539
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $18.358          $15.635          $13.434          $10.956
  Accumulation Unit Value at end of
   period                                    $10.393          $18.358          $15.635          $13.434
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,548            1,620            1,579              939
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $18.358          $15.635          $13.434          $10.956
  Accumulation Unit Value at end of
   period                                    $10.393          $18.358          $15.635          $13.434
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,548            1,620            1,579              939
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.682          $10.834           $9.336           $7.629
  Accumulation Unit Value at end of
   period                                     $7.158          $12.682          $10.834           $9.336
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    438              458              366              205
AMERICAN FUNDS NEW WORLD FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $26.599          $20.464          $15.698          $13.036
  Accumulation Unit Value at end of
   period                                    $15.069          $26.599          $20.464          $15.698
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    754              755              551              329
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $26.234          $20.223          $15.544          $12.925
  Accumulation Unit Value at end of
   period                                    $14.832          $26.234          $20.223          $15.544
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    145               99               80               35
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $27.447          $21.179          $16.295          $13.559
  Accumulation Unit Value at end of
   period                                    $15.502          $27.447          $21.179          $16.295
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    389              458              413              334
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $27.151          $20.993          $16.184          $13.485
  Accumulation Unit Value at end of
   period                                    $15.305          $27.151          $20.993          $16.184
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    512              566              354              176
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $27.151          $20.993          $16.184          $13.485
  Accumulation Unit Value at end of
   period                                    $15.305          $27.151          $20.993          $16.184
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    512              566              354              176
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $25.361          $19.668          $15.208          $12.697
  Accumulation Unit Value at end of
   period                                    $14.253          $25.361          $19.668          $15.208
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     96              111               87               48
FRANKLIN FLEX CAP GROWTH SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.148          $10.808          $10.450           $9.403
  Accumulation Unit Value at end of
   period                                     $7.725          $12.148          $10.808          $10.450
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    323              284              174               47

46

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2008             2007             2006             2005
-------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.079          $10.769          $10.432           $9.400
  Accumulation Unit Value at end of
   period                                     $7.666          $12.079          $10.769          $10.432
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     42               41               38               26
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.045          $10.749          $10.424           $9.398
  Accumulation Unit Value at end of
   period                                     $7.637          $12.045          $10.749          $10.424
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    103               64               37               16
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.977          $10.709          $10.406           $9.395
  Accumulation Unit Value at end of
   period                                     $7.579          $11.977          $10.709          $10.406
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    218              186              173              106
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.977          $10.709          $10.406           $9.395
  Accumulation Unit Value at end of
   period                                     $7.579          $11.977          $10.709          $10.406
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    218              186              173              106
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.875          $10.651          $10.380           $9.390
  Accumulation Unit Value at end of
   period                                     $7.492          $11.875          $10.651          $10.380
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     31               32               25               15
FRANKLIN INCOME SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.839          $15.528          $13.357          $12.914
  Accumulation Unit Value at end of
   period                                    $10.954          $15.839          $15.528          $13.357
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 10,448           11,435            8,315            5,994
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $15.661          $15.383          $13.260          $12.837
  Accumulation Unit Value at end of
   period                                    $10.809          $15.661          $15.383          $13.260
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,372            1,167              945              606
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $15.572          $15.312          $13.211          $12.798
  Accumulation Unit Value at end of
   period                                    $10.737          $15.572          $15.312          $13.211
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,279            3,744            3,456            3,030
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $15.405          $15.177          $13.121          $12.728
  Accumulation Unit Value at end of
   period                                    $10.600          $15.405          $15.177          $13.121
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  6,838            7,843            6,368            4,386
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.405          $15.177          $13.121          $12.728
  Accumulation Unit Value at end of
   period                                    $10.600          $15.405          $15.177          $13.121
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  6,838            7,843            6,368            4,386
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.176          $14.997          $13.004          $12.640
  Accumulation Unit Value at end of
   period                                    $10.411          $15.176          $14.997          $13.004
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    981            1,120              959              730
FRANKLIN LARGE CAP GROWTH SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.392          $11.865          $10.882          $10.496
  Accumulation Unit Value at end of
   period                                     $7.976          $12.392          $11.865          $10.882
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    901              996              826              540
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.252          $11.754          $10.803          $10.433
  Accumulation Unit Value at end of
   period                                     $7.870          $12.252          $11.754          $10.803
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    126              130               90               43
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.183          $11.700          $10.763          $10.402
  Accumulation Unit Value at end of
   period                                     $7.818          $12.183          $11.700          $10.763
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    412              600              477              410

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2008             2007             2006             2005
-------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.051          $11.597          $10.690          $10.345
  Accumulation Unit Value at end of
   period                                     $7.718          $12.051          $11.597          $10.690
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    672              760              762              539
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.051          $11.597          $10.690          $10.345
  Accumulation Unit Value at end of
   period                                     $7.718          $12.051          $11.597          $10.690
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    672              760              762              539
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.872          $11.459          $10.594          $10.273
  Accumulation Unit Value at end of
   period                                     $7.581          $11.872          $11.459          $10.594
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    106              109              101               61
FRANKLIN LARGE CAP VALUE SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.520          $11.748          $10.284           $9.702
  Accumulation Unit Value at end of
   period                                     $7.342          $11.520          $11.748          $10.284
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    173              166              119               16
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.455          $11.705          $10.267           $9.699
  Accumulation Unit Value at end of
   period                                     $7.286          $11.455          $11.705          $10.267
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     18               16               12                4
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.422          $11.683          $10.259           $9.697
  Accumulation Unit Value at end of
   period                                     $7.258          $11.422          $11.683          $10.259
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     36               36               17                6
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.357          $11.641          $10.242           $9.694
  Accumulation Unit Value at end of
   period                                     $7.203          $11.357          $11.641          $10.242
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     92               79               74               13
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.357          $11.641          $10.242           $9.694
  Accumulation Unit Value at end of
   period                                     $7.203          $11.357          $11.641          $10.242
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     92               79               74               13
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.261          $11.577          $10.216           $9.689
  Accumulation Unit Value at end of
   period                                     $7.120          $11.261          $11.577          $10.216
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     19               22               14                8
FRANKLIN RISING DIVIDENDS SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.761          $15.429          $13.399          $12.721
  Accumulation Unit Value at end of
   period                                    $10.579          $14.761          $15.429          $13.399
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,550            3,700            2,461            1,392
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.624          $15.316          $13.328          $12.670
  Accumulation Unit Value at end of
   period                                    $10.460          $14.624          $15.316          $13.328
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    296              281              213              133
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.555          $15.260          $13.292          $12.645
  Accumulation Unit Value at end of
   period                                    $10.401          $14.555          $15.260          $13.292
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,121            1,328            1,149              873
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.420          $15.148          $13.221          $12.594
  Accumulation Unit Value at end of
   period                                    $10.283          $14.420          $15.148          $13.221
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,396            2,594            2,156            1,416
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.420          $15.148          $13.221          $12.594
  Accumulation Unit Value at end of
   period                                    $10.283          $14.420          $15.148          $13.221
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,396            2,594            2,156            1,416

48

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2008             2007             2006             2005
-------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.229          $14.992          $13.124          $12.527
  Accumulation Unit Value at end of
   period                                    $10.116          $14.229          $14.992          $13.124
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    392              485              464              330
FRANKLIN SMALL CAP VALUE SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.244           $9.249                -                -
  Accumulation Unit Value at end of
   period                                     $6.088           $9.244                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     99                8                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.239           $9.247                -                -
  Accumulation Unit Value at end of
   period                                     $6.072           $9.239                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $9.237           $9.245                -                -
  Accumulation Unit Value at end of
   period                                     $6.064           $9.237                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     99                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.231           $9.243                -                -
  Accumulation Unit Value at end of
   period                                     $6.049           $9.231                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    115                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.231           $9.243                -                -
  Accumulation Unit Value at end of
   period                                     $6.049           $9.231                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    115                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.224           $9.238                -                -
  Accumulation Unit Value at end of
   period                                     $6.025           $9.224                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                -                -                -
FRANKLIN SMALL-MID CAP GROWTH SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $8.441           $7.718           $7.223           $6.300
  Accumulation Unit Value at end of
   period                                     $4.772           $8.441           $7.718           $7.223
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,069            2,126            1,907            1,828
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $8.325           $7.627           $7.152           $6.247
  Accumulation Unit Value at end of
   period                                     $4.697           $8.325           $7.627           $7.152
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    330              250              127               90
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.182          $13.006          $12.208          $10.670
  Accumulation Unit Value at end of
   period                                     $7.993          $14.182          $13.006          $12.208
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    830              995            1,049            1,057
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.029          $12.892          $12.125          $10.611
  Accumulation Unit Value at end of
   period                                     $7.891          $14.029          $12.892          $12.125
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    862              847              761              580
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.029          $12.892          $12.125          $10.611
  Accumulation Unit Value at end of
   period                                     $7.891          $14.029          $12.892          $12.125
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    862              847              761              580
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $8.012           $7.385           $6.966           $6.109
  Accumulation Unit Value at end of
   period                                     $4.493           $8.012           $7.385           $6.966
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    327              322              285              180

-------------------------------------------------------------------------------

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                 2008            2007            2006            2005
---------------------------------------------------------------------------------------------------
FRANKLIN STRATEGIC INCOME SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $15.324         $14.676         $13.758         $13.487
  Accumulation Unit Value at end of
   period                                   $13.404         $15.324         $14.676         $13.758
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 2,029           1,979           1,532           1,211
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $15.113         $14.503         $13.623         $13.373
  Accumulation Unit Value at end of
   period                                   $13.193         $15.113         $14.503         $13.623
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   283             211             156             118
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $15.546         $14.934         $14.041         $13.793
  Accumulation Unit Value at end of
   period                                   $13.557         $15.546         $14.934         $14.041
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 1,148           1,370           1,290           1,219
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $15.379         $14.803         $13.946         $13.717
  Accumulation Unit Value at end of
   period                                   $13.385         $15.379         $14.803         $13.946
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 1,473           1,490           1,258             833
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                $15.379         $14.803         $13.946         $13.717
  Accumulation Unit Value at end of
   period                                   $13.385         $15.379         $14.803         $13.946
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 1,473           1,490           1,258             833
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $14.706         $14.198         $13.416         $13.222
  Accumulation Unit Value at end of
   period                                   $12.761         $14.706         $14.198         $13.416
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   193             227             170             124
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $1.087          $1.054          $1.024          $1.014
  Accumulation Unit Value at end of
   period                                    $1.092          $1.087          $1.054          $1.024
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                74,042          40,328          11,347           6,830
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $1.072          $1.041          $1.014          $1.005
  Accumulation Unit Value at end of
   period                                    $1.075          $1.072          $1.041          $1.014
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 7,058           1,766           1,420             894
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $1.116          $1.085          $1.057          $1.049
  Accumulation Unit Value at end of
   period                                    $1.117          $1.116          $1.085          $1.057
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                31,787          21,040          11,826           8,050
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $1.104          $1.075          $1.050          $1.043
  Accumulation Unit Value at end of
   period                                    $1.103          $1.104          $1.075          $1.050
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                44,287          12,644           5,730           3,984
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $1.104          $1.075          $1.050          $1.043
  Accumulation Unit Value at end of
   period                                    $1.103          $1.104          $1.075          $1.050
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                44,287          12,644           5,730           3,984
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $1.037          $1.013          $0.992          $0.988
  Accumulation Unit Value at end of
   period                                    $1.033          $1.037          $1.013          $0.992
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 6,801           2,748           1,638           1,198
MFS(R) GLOBAL EQUITY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $14.985         $13.958         $11.412         $10.404
  Accumulation Unit Value at end of
   period                                    $9.757         $14.985         $13.958         $11.412
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    93              69              75              57

50

-------------------------------------------------------------------------------

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                 2008            2007            2006            2005
---------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $14.779         $13.794         $11.300         $10.316
  Accumulation Unit Value at end of
   period                                    $9.603         $14.779         $13.794         $11.300
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    14               4               5               5
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $16.125         $15.066         $12.355         $11.286
  Accumulation Unit Value at end of
   period                                   $10.468         $16.125         $15.066         $12.355
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    95             100             160             164
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $15.952         $14.933         $12.271         $11.224
  Accumulation Unit Value at end of
   period                                   $10.334         $15.952         $14.933         $12.271
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    45              41              33              15
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                $15.952         $14.933         $12.271         $11.224
  Accumulation Unit Value at end of
   period                                   $10.334         $15.952         $14.933         $12.271
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    45              41              33              15
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $14.287         $13.415         $11.056         $10.133
  Accumulation Unit Value at end of
   period                                    $9.228         $14.287         $13.415         $11.056
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     7              10               5               4
MFS(R) GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $6.684          $5.611          $5.290          $4.483
  Accumulation Unit Value at end of
   period                                    $4.113          $6.684          $5.611          $5.290
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   344             300             255             213
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $6.592          $5.545          $5.238          $4.445
  Accumulation Unit Value at end of
   period                                    $4.048          $6.592          $5.545          $5.238
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    69              39              23              18
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $9.779          $8.233          $7.785          $6.611
  Accumulation Unit Value at end of
   period                                    $5.999          $9.779          $8.233          $7.785
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   188             222             232             255
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $9.674          $8.161          $7.732          $6.575
  Accumulation Unit Value at end of
   period                                    $5.922          $9.674          $8.161          $7.732
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   115             112              86              85
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $9.674          $8.161          $7.732          $6.575
  Accumulation Unit Value at end of
   period                                    $5.922          $9.674          $8.161          $7.732
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   115             112              86              85
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $6.431          $5.442          $5.171          $4.406
  Accumulation Unit Value at end of
   period                                    $3.925          $6.431          $5.442          $5.171
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    42              34              34              15
MFS(R) HIGH INCOME SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $12.827         $12.820         $11.815         $11.392
  Accumulation Unit Value at end of
   period                                    $9.018         $12.827         $12.820         $11.815
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   668             732             748             803
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $12.651         $12.670         $11.699         $11.296
  Accumulation Unit Value at end of
   period                                    $8.876         $12.651         $12.670         $11.699
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   120              58              38              62
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $12.372         $12.402         $11.464         $11.076
  Accumulation Unit Value at end of
   period                                    $8.672         $12.372         $12.402         $11.464
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   555             709             852           1,009

-------------------------------------------------------------------------------

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                 2008            2007            2006            2005
---------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $12.239         $12.293         $11.386         $11.015
  Accumulation Unit Value at end of
   period                                    $8.561         $12.239         $12.293         $11.386
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   453             506             480             409
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                $12.239         $12.293         $11.386         $11.015
  Accumulation Unit Value at end of
   period                                    $8.561         $12.239         $12.293         $11.386
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   453             506             480             409
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $12.230         $12.322         $11.446         $11.096
  Accumulation Unit Value at end of
   period                                    $8.529         $12.230         $12.322         $11.446
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    96              78              78              63
MFS(R) INVESTORS GROWTH STOCK SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $7.153          $6.534          $6.178          $5.623
  Accumulation Unit Value at end of
   period                                    $4.439          $7.153          $6.534          $6.178
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   337             372             414             546
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $7.055          $6.457          $6.117          $5.575
  Accumulation Unit Value at end of
   period                                    $4.369          $7.055          $6.457          $6.117
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    24              36              36              41
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $8.885          $8.140          $7.719          $7.041
  Accumulation Unit Value at end of
   period                                    $5.497          $8.885          $8.140          $7.719
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   171             312             444             481
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $8.789          $8.068          $7.667          $7.002
  Accumulation Unit Value at end of
   period                                    $5.427          $8.789          $8.068          $7.667
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   167             168             146             156
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $8.789          $8.068          $7.667          $7.002
  Accumulation Unit Value at end of
   period                                    $5.427          $8.789          $8.068          $7.667
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   167             168             146             156
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $7.016          $6.459          $6.157          $5.634
  Accumulation Unit Value at end of
   period                                    $4.319          $7.016          $6.459          $6.157
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    24              31              32              29
MFS(R) INVESTORS TRUST SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $10.402          $9.592          $8.634          $7.850
  Accumulation Unit Value at end of
   period                                    $6.844         $10.402          $9.592          $8.634
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 2,289           2,182           1,599             946
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $10.259          $9.479          $8.550          $7.783
  Accumulation Unit Value at end of
   period                                    $6.736         $10.259          $9.479          $8.550
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   331             280             206              85
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $10.250          $9.480          $8.559          $7.797
  Accumulation Unit Value at end of
   period                                    $6.723         $10.250          $9.480          $8.559
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 1,151           1,256           1,154             986
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $10.140          $9.397          $8.501          $7.754
  Accumulation Unit Value at end of
   period                                    $6.637         $10.140          $9.397          $8.501
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 1,578           1,560           1,480             957

52

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2008             2007             2006             2005
-------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.140           $9.397           $8.501           $7.754
  Accumulation Unit Value at end of
   period                                     $6.637          $10.140           $9.397           $8.501
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,578            1,560            1,480              957
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.132           $9.417           $8.545           $7.810
  Accumulation Unit Value at end of
   period                                     $6.612          $10.132           $9.417           $8.545
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    233              207              191              115
MFS(R) MID CAP GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $6.980           $6.465           $6.413           $5.633
  Accumulation Unit Value at end of
   period                                     $3.324           $6.980           $6.465           $6.413
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    783              734              787              835
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $6.884           $6.389           $6.350           $5.585
  Accumulation Unit Value at end of
   period                                     $3.272           $6.884           $6.389           $6.350
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    161               93               68               41
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $6.320           $5.871           $5.841           $5.141
  Accumulation Unit Value at end of
   period                                     $3.001           $6.320           $5.871           $5.841
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    685              904            1,114            1,162
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $6.252           $5.819           $5.801           $5.113
  Accumulation Unit Value at end of
   period                                     $2.962           $6.252           $5.819           $5.801
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    477              493              414              339
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.252           $5.819           $5.801           $5.113
  Accumulation Unit Value at end of
   period                                     $2.962           $6.252           $5.819           $5.801
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    477              493              414              339
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.655           $6.213           $6.213           $5.486
  Accumulation Unit Value at end of
   period                                     $3.144           $6.655           $6.213           $6.213
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     81               79              151              119
MFS(R) NEW DISCOVERY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.186           $9.114           $8.188           $6.826
  Accumulation Unit Value at end of
   period                                     $5.479           $9.186           $9.114           $8.188
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,404            1,504            1,206              797
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.059           $9.006           $8.108           $6.768
  Accumulation Unit Value at end of
   period                                     $5.393           $9.059           $9.006           $8.108
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    225              198              152              130
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.533          $13.468          $12.136          $10.138
  Accumulation Unit Value at end of
   period                                     $8.048          $13.533          $13.468          $12.136
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    552              647              719              625
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.388          $13.349          $12.054          $10.082
  Accumulation Unit Value at end of
   period                                     $7.945          $13.388          $13.349          $12.054
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    740              795              764              501
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.388          $13.349          $12.054          $10.082
  Accumulation Unit Value at end of
   period                                     $7.945          $13.388          $13.349          $12.054
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    740              795              764              501
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $8.758           $8.759           $7.933           $6.648
  Accumulation Unit Value at end of
   period                                     $5.182           $8.758           $8.759           $7.933
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    163              161              146               80

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2008             2007             2006             2005
-------------------------------------------------------------------------------------------------------
MFS(R) RESEARCH BOND SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.493          $10.241          $10.012           $9.978
  Accumulation Unit Value at end of
   period                                    $10.072          $10.493          $10.241          $10.012
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    719              475              156               10
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.434          $10.204           $9.996           $9.975
  Accumulation Unit Value at end of
   period                                     $9.995          $10.434          $10.204           $9.996
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     92               50               20               13
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.404          $10.186           $9.988           $9.973
  Accumulation Unit Value at end of
   period                                     $9.957          $10.404          $10.186           $9.988
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    306              155               98               21
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.346          $10.149           $9.971           $9.970
  Accumulation Unit Value at end of
   period                                     $9.881          $10.346          $10.149           $9.971
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    453              397              190               13
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.346          $10.149           $9.971           $9.970
  Accumulation Unit Value at end of
   period                                     $9.881          $10.346          $10.149           $9.971
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    453              397              190               13
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.259          $10.094           $9.947           $9.966
  Accumulation Unit Value at end of
   period                                     $9.769          $10.259          $10.094           $9.947
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     54               28               20                8
MFS(R) RESEARCH INTERNATIONAL SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.373          $14.761          $11.957          $10.019
  Accumulation Unit Value at end of
   period                                     $9.272          $16.373          $14.761          $11.957
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    313              173               57                4
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.286          $14.711          $11.941          $10.018
  Accumulation Unit Value at end of
   period                                     $9.204          $16.286          $14.711          $11.941
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     34               16                8                2
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $16.242          $14.687          $11.933          $10.018
  Accumulation Unit Value at end of
   period                                     $9.171          $16.242          $14.687          $11.933
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    152               97               64               10
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.156          $14.638          $11.917          $10.018
  Accumulation Unit Value at end of
   period                                     $9.104          $16.156          $14.638          $11.917
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    207              148               65               32
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.156          $14.638          $11.917          $10.018
  Accumulation Unit Value at end of
   period                                     $9.104          $16.156          $14.638          $11.917
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    207              148               65               32
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.027          $14.564          $11.893          $10.018
  Accumulation Unit Value at end of
   period                                     $9.004          $16.027          $14.564          $11.893
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     24                9                7                2
MFS(R) RESEARCH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.797          $11.498          $10.586           $9.467
  Accumulation Unit Value at end of
   period                                     $8.041          $12.797          $11.498          $10.586
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     49               52               32               13

54

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2008             2007             2006             2005
-------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.724          $11.456          $10.568           $9.463
  Accumulation Unit Value at end of
   period                                     $7.979          $12.724          $11.456          $10.568
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2                2                1
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.688          $11.435          $10.559           $9.462
  Accumulation Unit Value at end of
   period                                     $7.949          $12.688          $11.435          $10.559
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     13               11                9                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.616          $11.393          $10.542           $9.459
  Accumulation Unit Value at end of
   period                                     $7.888          $12.616          $11.393          $10.542
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     42               48               17               10
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.616          $11.393          $10.542           $9.459
  Accumulation Unit Value at end of
   period                                     $7.888          $12.616          $11.393          $10.542
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     42               48               17               10
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.510          $11.330          $10.515           $9.454
  Accumulation Unit Value at end of
   period                                     $7.797          $12.510          $11.330          $10.515
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8                7                4                2
MFS(R) TOTAL RETURN SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.759          $13.429          $12.207          $11.833
  Accumulation Unit Value at end of
   period                                    $10.533          $13.759          $13.429          $12.207
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,731            5,143            4,234            3,332
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.570          $13.271          $12.087          $11.732
  Accumulation Unit Value at end of
   period                                    $10.367          $13.570          $13.271          $12.087
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    860              683              495              338
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.163          $13.864          $12.641          $12.278
  Accumulation Unit Value at end of
   period                                    $10.810          $14.163          $13.864          $12.641
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,980            2,606            2,716            2,572
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.010          $13.742          $12.555          $12.210
  Accumulation Unit Value at end of
   period                                    $10.672          $14.010          $13.742          $12.555
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,930            3,249            2,962            2,115
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.010          $13.742          $12.555          $12.210
  Accumulation Unit Value at end of
   period                                    $10.672          $14.010          $13.742          $12.555
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,930            3,249            2,962            2,115
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.983          $13.757          $12.606          $12.285
  Accumulation Unit Value at end of
   period                                    $10.619          $13.983          $13.757          $12.606
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    418              471              430              296
MFS(R) VALUE SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $18.279          $17.230          $14.503          $13.672
  Accumulation Unit Value at end of
   period                                    $12.115          $18.279          $17.230          $14.503
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    927              776              474              189
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $18.110          $17.104          $14.426          $13.618
  Accumulation Unit Value at end of
   period                                    $11.979          $18.110          $17.104          $14.426
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    170              143              142               18

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2008             2007             2006             2005
-------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $18.025          $17.042          $14.387          $13.590
  Accumulation Unit Value at end of
   period                                    $11.911          $18.025          $17.042          $14.387
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    323              384              285              204
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $17.858          $16.917          $14.311          $13.536
  Accumulation Unit Value at end of
   period                                    $11.777          $17.858          $16.917          $14.311
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    593              468              282              109
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.858          $16.917          $14.311          $13.536
  Accumulation Unit Value at end of
   period                                    $11.777          $17.858          $16.917          $14.311
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    593              468              282              109
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $17.621          $16.743          $14.206          $13.464
  Accumulation Unit Value at end of
   period                                    $11.586          $17.621          $16.743          $14.206
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    102               99               94               70
MUTUAL DISCOVERY SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $21.859          $19.879          $16.431          $14.498
  Accumulation Unit Value at end of
   period                                    $15.375          $21.859          $19.879          $16.431
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,570            1,673            1,008              376
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $21.656          $19.733          $16.344          $14.440
  Accumulation Unit Value at end of
   period                                    $15.202          $21.656          $19.733          $16.344
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    136              145              112               41
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $21.555          $19.661          $16.300          $14.411
  Accumulation Unit Value at end of
   period                                    $15.116          $21.555          $19.661          $16.300
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    373              510              420              310
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $21.355          $19.517          $16.213          $14.353
  Accumulation Unit Value at end of
   period                                    $14.946          $21.355          $19.517          $16.213
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    825              912              716              402
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.355          $19.517          $16.213          $14.353
  Accumulation Unit Value at end of
   period                                    $14.946          $21.355          $19.517          $16.213
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    825              912              716              402
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $21.072          $19.317          $16.095          $14.277
  Accumulation Unit Value at end of
   period                                    $14.703          $21.072          $19.317          $16.095
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    126              129              114               72
MUTUAL SHARES SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.782          $16.495          $14.173          $12.904
  Accumulation Unit Value at end of
   period                                    $10.376          $16.782          $16.495          $14.173
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  6,010            6,775            5,344            4,161
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.551          $16.301          $14.034          $12.794
  Accumulation Unit Value at end of
   period                                    $10.213          $16.551          $16.301          $14.034
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,074              895              672              447
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $17.045          $16.805          $14.482          $13.211
  Accumulation Unit Value at end of
   period                                    $10.507          $17.045          $16.805          $14.482
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,001            2,584            2,752            2,577
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.861          $16.657          $14.384          $13.139
  Accumulation Unit Value at end of
   period                                    $10.373          $16.861          $16.657          $14.384
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,397            3,905            3,335            2,316

56

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2008             2007             2006             2005
-------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.861          $16.657          $14.384          $13.139
  Accumulation Unit Value at end of
   period                                    $10.373          $16.861          $16.657          $14.384
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,397            3,905            3,335            2,316
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.631          $16.478          $14.272          $13.063
  Accumulation Unit Value at end of
   period                                    $10.200          $16.631          $16.478          $14.272
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    593              662              580              422
TEMPLETON DEVELOPING MARKETS SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $30.872          $24.326          $19.265          $15.181
  Accumulation Unit Value at end of
   period                                    $14.380          $30.872          $24.326          $19.265
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    404              436              304              265
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $30.448          $24.040          $19.076          $15.052
  Accumulation Unit Value at end of
   period                                    $14.154          $30.448          $24.040          $19.076
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     69               42               29                9
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $24.989          $19.749          $15.687          $12.386
  Accumulation Unit Value at end of
   period                                    $11.605          $24.989          $19.749          $15.687
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    200              259              240              232
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $24.719          $19.575          $15.580          $12.318
  Accumulation Unit Value at end of
   period                                    $11.457          $24.719          $19.575          $15.580
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    503              528              430              230
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $24.719          $19.575          $15.580          $12.318
  Accumulation Unit Value at end of
   period                                    $11.457          $24.719          $19.575          $15.580
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    503              528              430              230
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $26.095          $20.726          $16.546          $13.108
  Accumulation Unit Value at end of
   period                                    $12.058          $26.095          $20.726          $16.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     72               80               62               39
TEMPLETON FOREIGN SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.848          $13.081          $10.956           $9.819
  Accumulation Unit Value at end of
   period                                     $8.703          $14.848          $13.081          $10.956
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,174            2,381            2,146            1,580
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.644          $12.927          $10.848           $9.736
  Accumulation Unit Value at end of
   period                                     $8.566          $14.644          $12.927          $10.848
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    337              291              282              166
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $15.108          $13.349          $11.214          $10.071
  Accumulation Unit Value at end of
   period                                     $8.829          $15.108          $13.349          $11.214
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    995            1,216            1,178            1,023
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.945          $13.232          $11.138          $10.016
  Accumulation Unit Value at end of
   period                                     $8.716          $14.945          $13.232          $11.138
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,875            2,004            2,126            1,513
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.945          $13.232          $11.138          $10.016
  Accumulation Unit Value at end of
   period                                     $8.716          $14.945          $13.232          $11.138
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,875            2,004            2,126            1,513
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.157          $12.572          $10.614           $9.564
  Accumulation Unit Value at end of
   period                                     $8.232          $14.157          $12.572          $10.614
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    282              281              256              170

-------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
SUB-ACCOUNT                                  2008             2007             2006             2005
-------------------------------------------------------------------------------------------------------
TEMPLETON GROWTH SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $15.583          $15.486          $12.932          $11.845
  Accumulation Unit Value at end of
   period                                     $8.836          $15.583          $15.486          $12.932
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,386            5,011            3,865            2,848
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $15.368          $15.304          $12.805          $11.745
  Accumulation Unit Value at end of
   period                                     $8.697          $15.368          $15.304          $12.805
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    715              699              612              376
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $15.377          $15.328          $12.838          $11.783
  Accumulation Unit Value at end of
   period                                     $8.693          $15.377          $15.328          $12.838
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,233            1,655            1,647            1,475
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $15.211          $15.193          $12.750          $11.718
  Accumulation Unit Value at end of
   period                                     $8.582          $15.211          $15.193          $12.750
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,088            3,512            2,993            2,140
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.211          $15.193          $12.750          $11.718
  Accumulation Unit Value at end of
   period                                     $8.582          $15.211          $15.193          $12.750
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,088            3,512            2,993            2,140
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.525          $14.551          $12.248          $11.279
  Accumulation Unit Value at end of
   period                                     $8.170          $14.525          $14.551          $12.248
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    856            1,059              965              695

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE CONTRACT OWNERS OF
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT SEVEN AND THE
BOARD OF DIRECTORS OF HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1 which comprise the Hartford Life Insurance Company Separate Account Seven (the "Account"), as of December 31, 2008, and the related statements of operations and changes in net assets for the respective stated periods then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2008, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the individual Sub-Accounts constituting Hartford Life Insurance Company Separate Account Seven as of December 31, 2008, the results of their operations and the changes in their net assets for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
February 18, 2009

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                 ALLIANCEBERNSTEIN VPS     ALLIANCEBERNSTEIN VPS
                                    BALANCED WEALTH            INTERNATIONAL
                                   STRATEGY PORTFOLIO         VALUE PORTFOLIO
                                    SUB-ACCOUNT (A)           SUB-ACCOUNT (A)
----------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                     --                        --
   Class IB                                     --                        --
   Other class                             138,776                   315,084
                                      ============              ============
  Cost:
   Class IA                                     --                        --
   Class IB                                     --                        --
   Other class                          $1,372,493                $4,808,286
                                      ============              ============
  Market Value:
   Class IA                                     --                        --
   Class IB                                     --                        --
   Other class                          $1,197,638                $3,443,865
 Due from Hartford Life
  Insurance Company                          3,809                     3,787
 Receivable from fund shares
  sold                                          --                        --
 Other assets                                   --                        --
                                      ------------              ------------
 Total Assets                            1,201,447                 3,447,652
                                      ------------              ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                             --                        --
 Payable for fund shares
  purchased                                  3,809                     3,787
 Other liabilities                               1                         2
                                      ------------              ------------
 Total Liabilities                           3,810                     3,789
                                      ------------              ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                           $1,197,637                $3,443,863
                                      ============              ============

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                ALLIANCEBERNSTEIN VPS                               ALLIANCEBERNSTEIN VPS      AIM V.I.
                                    SMALL/MID-CAP         ALLIANCEBERNSTEIN VPS         INTERNATIONAL            BASIC
                                   VALUE PORTFOLIO           VALUE PORTFOLIO           GROWTH PORTFOLIO       VALUE FUND
                                   SUB-ACCOUNT (A)           SUB-ACCOUNT (A)           SUB-ACCOUNT (A)        SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                   --                        --                         --                   --
   Class IB                                   --                        --                         --                   --
   Other class                            57,584                    11,715                     61,985            8,223,378
                                      ==========                ==========               ============        =============
  Cost:
   Class IA                                   --                        --                         --                   --
   Class IB                                   --                        --                         --                   --
   Other class                          $738,210                  $117,012                 $1,035,810          $63,826,998
                                      ==========                ==========               ============        =============
  Market Value:
   Class IA                                   --                        --                         --                   --
   Class IB                                   --                        --                         --                   --
   Other class                          $568,356                   $88,914                   $769,233          $33,715,851
 Due from Hartford Life
  Insurance Company                       17,016                        --                      2,212                   --
 Receivable from fund shares
  sold                                        --                         4                         --                  384
 Other assets                                 --                        --                         --                   --
                                      ----------                ----------               ------------        -------------
 Total Assets                            585,372                    88,918                    771,445           33,716,235
                                      ----------                ----------               ------------        -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                         4                         --                  384
 Payable for fund shares
  purchased                               17,016                        --                      2,212                   --
 Other liabilities                            --                        --                         --                    7
                                      ----------                ----------               ------------        -------------
 Total Liabilities                        17,016                         4                      2,212                  391
                                      ----------                ----------               ------------        -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                  $568,356                   $88,914                   $769,233          $33,715,844
                                      ==========                ==========               ============        =============

                                      AIM V.I.            AIM V.I.             AIM V.I.
                                       CAPITAL              CORE              GOVERNMENT
                                  APPRECIATION FUND      EQUITY FUND       SECURITIES FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                  --                   --
   Class IB                                    --                  --                   --
   Other class                          1,110,716           3,558,014           31,466,905
                                    =============       =============       ==============
  Cost:
   Class IA                                    --                  --                   --
   Class IB                                    --                  --                   --
   Other class                        $24,418,641         $88,787,660         $384,522,829
                                    =============       =============       ==============
  Market Value:
   Class IA                                    --                  --                   --
   Class IB                                    --                  --                   --
   Other class                        $18,757,412         $70,268,105         $410,643,108
 Due from Hartford Life
  Insurance Company                            --                  --                   --
 Receivable from fund shares
  sold                                      4,681                 812               59,433
 Other assets                                  --                  --                   --
                                    -------------       -------------       --------------
 Total Assets                          18,762,093          70,268,917          410,702,541
                                    -------------       -------------       --------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         4,681                 812               59,433
 Payable for fund shares
  purchased                                    --                  --                   --
 Other liabilities                             68                 898                   11
                                    -------------       -------------       --------------
 Total Liabilities                          4,749               1,710               59,444
                                    -------------       -------------       --------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $18,757,344         $70,267,207         $410,643,097
                                    =============       =============       ==============

(a)  From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                       AIM V.I.           AIM V.I.
                                         HIGH           INTERNATIONAL
                                      YIELD FUND         GROWTH FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                  --
   Class IB                                    --                  --
   Other class                            200,937           2,889,866
                                     ============       =============
  Cost:
   Class IA                                    --                  --
   Class IB                                    --                  --
   Other class                         $1,090,267         $76,551,185
                                     ============       =============
  Market Value:
   Class IA                                    --                  --
   Class IB                                    --                  --
   Other class                           $741,459         $56,274,291
 Due from Hartford Life
  Insurance Company                            --               9,185
 Receivable from fund shares
  sold                                         42                  --
 Other assets                                  --                  --
                                     ------------       -------------
 Total Assets                             741,501          56,283,476
                                     ------------       -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            42                  --
 Payable for fund shares
  purchased                                    --               9,185
 Other liabilities                             --                   1
                                     ------------       -------------
 Total Liabilities                             42               9,186
                                     ------------       -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                            $741,459         $56,274,290
                                     ============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 AIM V.I.       AIM V.I.       AIM V.I.            AIM V.I.
                               MID CAP CORE     SMALL CAP      LARGE CAP           CAPITAL
                                EQUITY FUND    EQUITY FUND    GROWTH FUND      DEVELOPMENT FUND
                                SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT        SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                               --             --             --                --
   Class IB                               --             --             --                --
   Other class                     8,393,592      2,961,292      1,302,951            66,619
                               =============  =============  =============        ==========
  Cost:
   Class IA                               --             --             --                --
   Class IB                               --             --             --                --
   Other class                   $94,459,642    $41,990,135    $16,260,904          $897,171
                               =============  =============  =============        ==========
  Market Value:
   Class IA                               --             --             --                --
   Class IB                               --             --             --                --
   Other class                   $72,100,950    $31,445,028    $12,742,857          $525,270
 Due from Hartford Life
  Insurance Company                   10,544         41,997             --                --
 Receivable from fund shares
  sold                                    --             --          1,136                25
 Other assets                              7             --             --                --
                               -------------  -------------  -------------        ----------
 Total Assets                     72,111,501     31,487,025     12,743,993           525,295
                               -------------  -------------  -------------        ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       --             --          1,247                25
 Payable for fund shares
  purchased                           10,544         41,997             --                --
 Other liabilities                        --              6              2                --
                               -------------  -------------  -------------        ----------
 Total Liabilities                    10,544         42,003          1,249                25
                               -------------  -------------  -------------        ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $72,100,957    $31,445,022    $12,742,744          $525,270
                               =============  =============  =============        ==========

                                                             AMERICAN FUNDS
                                   AMERICAN FUNDS                GLOBAL                AMERICAN FUNDS
                                       GLOBAL                  GROWTH AND                  ASSET
                                      BOND FUND               INCOME FUND             ALLOCATION FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                        --                        --
   Class IB                                    --                        --                        --
   Other class                          7,656,290                13,143,668                24,872,232
                                    =============            ==============            ==============
  Cost:
   Class IA                                    --                        --                        --
   Class IB                                    --                        --                        --
   Other class                        $83,768,615              $144,519,509              $365,954,988
                                    =============            ==============            ==============
  Market Value:
   Class IA                                    --                        --                        --
   Class IB                                    --                        --                        --
   Other class                        $81,616,046               $87,668,261              $300,456,560
 Due from Hartford Life
  Insurance Company                            --                        --                        --
 Receivable from fund shares
  sold                                     21,464                     5,004                    67,483
 Other assets                                   2                        --                        --
                                    -------------            --------------            --------------
 Total Assets                          81,637,512                87,673,265               300,524,043
                                    -------------            --------------            --------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        21,464                     5,004                    67,483
 Payable for fund shares
  purchased                                    --                        --                        --
 Other liabilities                             --                        --                         2
                                    -------------            --------------            --------------
 Total Liabilities                         21,464                     5,004                    67,485
                                    -------------            --------------            --------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $81,616,048               $87,668,261              $300,456,558
                                    =============            ==============            ==============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                     AMERICAN FUNDS
                                       BLUE CHIP
                                       INCOME AND              AMERICAN FUNDS
                                      GROWTH FUND                BOND FUND
                                      SUB-ACCOUNT               SUB-ACCOUNT
----------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                      --                        --
   Class IB                                      --                        --
   Other class                           19,529,998                32,586,512
                                     ==============            ==============
  Cost:
   Class IA                                      --                        --
   Class IB                                      --                        --
   Other class                         $176,404,112              $355,014,550
                                     ==============            ==============
  Market Value:
   Class IA                                      --                        --
   Class IB                                      --                        --
   Other class                         $129,288,584              $305,335,616
 Due from Hartford Life
  Insurance Company                              --                    59,564
 Receivable from fund shares
  sold                                       53,853                        --
 Other assets                                     2                        --
                                     --------------            --------------
 Total Assets                           129,342,439               305,395,180
                                     --------------            --------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          53,853                        --
 Payable for fund shares
  purchased                                      --                    59,564
 Other liabilities                               --                         3
                                     --------------            --------------
 Total Liabilities                           53,853                    59,567
                                     --------------            --------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $129,288,586              $305,335,613
                                     ==============            ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 AMERICAN FUNDS
                                     GLOBAL            AMERICAN FUNDS        AMERICAN FUNDS            AMERICAN FUNDS
                                  GROWTH FUND           GROWTH FUND        GROWTH-INCOME FUND        INTERNATIONAL FUND
                                  SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT               SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                  --                     --                   --                        --
   Class IB                                  --                     --                   --                        --
   Other class                        6,262,587             20,253,604           28,146,972                16,453,413
                                 ==============       ================       ==============            ==============
  Cost:
   Class IA                                  --                     --                   --                        --
   Class IB                                  --                     --                   --                        --
   Other class                     $113,539,120         $1,069,142,995         $986,759,699              $285,167,864
                                 ==============       ================       ==============            ==============
  Market Value:
   Class IA                                  --                     --                   --                        --
   Class IB                                  --                     --                   --                        --
   Other class                      $86,924,708           $673,837,385         $678,623,508              $200,567,102
 Due from Hartford Life
  Insurance Company                          --                     --               21,939                     3,948
 Receivable from fund
  shares sold                           141,513                  9,174                   --                        --
 Other assets                                 2                     --                   --                        --
                                 --------------       ----------------       --------------            --------------
 Total Assets                        87,066,223            673,846,559          678,645,447               200,571,050
                                 --------------       ----------------       --------------            --------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                     141,513                  9,174                   --                        --
 Payable for fund shares
  purchased                                  --                     --               20,996                     3,948
 Other liabilities                           --                      2                   17                         9
                                 --------------       ----------------       --------------            --------------
 Total Liabilities                      141,513                  9,176               21,013                     3,957
                                 --------------       ----------------       --------------            --------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities              $86,924,710           $673,837,383         $678,624,434              $200,567,093
                                 ==============       ================       ==============            ==============

                                                         AMERICAN FUNDS               BB&T
                                AMERICAN FUNDS            GLOBAL SMALL              MID CAP
                                NEW WORLD FUND         CAPITALIZATION FUND         GROWTH VIF
                                  SUB-ACCOUNT              SUB-ACCOUNT          SUB-ACCOUNT (A)
--------------------------  ----------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                       --                    --
   Class IB                                 --                       --                    --
   Other class                       5,326,737                5,351,090                21,019
                                 =============            =============            ==========
  Cost:
   Class IA                                 --                       --                    --
   Class IB                                 --                       --                    --
   Other class                     $89,778,338              $95,606,419              $272,979
                                 =============            =============            ==========
  Market Value:
   Class IA                                 --                       --                    --
   Class IB                                 --                       --                    --
   Other class                     $71,751,139              $59,022,523              $145,032
 Due from Hartford Life
  Insurance Company                         --                       --                    --
 Receivable from fund
  shares sold                           70,834                   62,075                     6
 Other assets                                1                       --                    --
                                 -------------            -------------            ----------
 Total Assets                       71,821,974               59,084,598               145,038
                                 -------------            -------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                     70,834                   62,075                     6
 Payable for fund shares
  purchased                                 --                       --                    --
 Other liabilities                          --                        2                    --
                                 -------------            -------------            ----------
 Total Liabilities                      70,834                   62,077                     6
                                 -------------            -------------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities             $71,751,140              $59,022,521              $145,032
                                 =============            =============            ==========

(a)  From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                       BB&T
                                  CAPITAL MANAGER           BB&T
                                    EQUITY VIF          LARGE CAP VIF
                                  SUB-ACCOUNT (A)      SUB-ACCOUNT (A)
------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                               --                     --
   Class IB                               --                     --
   Other class                            45                  1,548
                                       =====              =========
  Cost:
   Class IA                               --                     --
   Class IB                               --                     --
   Other class                          $211                $17,138
                                       =====              =========
  Market Value:
   Class IA                               --                     --
   Class IB                               --                     --
   Other class                          $216                $10,049
 Due from Hartford Life
  Insurance Company                       --                     --
 Receivable from fund shares
  sold                                    --                     --
 Other assets                             --                     --
                                       -----              ---------
 Total Assets                            216                 10,049
                                       -----              ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       --                     --
 Payable for fund shares
  purchased                               --                     --
 Other liabilities                        --                     --
                                       -----              ---------
 Total Liabilities                        --                     --
                                       -----              ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                           $216                $10,049
                                       =====              =========

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     BB&T                                                                COLUMBIA
                                   SPECIAL                  BB&T                 COLUMBIA              SMALL COMPANY
                                OPPORTUNITIES           TOTAL RETURN         ASSET ALLOCATION             GROWTH
                                  EQUITY VIF              BOND VIF               VS FUND                  VS FUND
                               SUB-ACCOUNT (A)        SUB-ACCOUNT (A)          SUB-ACCOUNT              SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                --                    --                      --                       --
   Class IB                                --                    --                      --                       --
   Other class                        112,771                57,265                 452,915                1,134,409
                                 ============            ==========            ============            =============
  Cost:
   Class IA                                --                    --                      --                       --
   Class IB                                --                    --                      --                       --
   Other class                     $1,577,579              $560,947              $7,198,970              $15,109,610
                                 ============            ==========            ============            =============
  Market Value:
   Class IA                                --                    --                      --                       --
   Class IB                                --                    --                      --                       --
   Other class                     $1,158,160              $569,210              $4,221,213               $8,625,435
 Due from Hartford Life
  Insurance Company                        --                    --                      --                    1,222
 Receivable from fund
  shares sold                              50                    24                   8,433                       --
 Other assets                              --                    --                      --                       --
                                 ------------            ----------            ------------            -------------
 Total Assets                       1,158,210               569,234               4,229,646                8,626,657
                                 ------------            ----------            ------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        50                    24                   8,433                       --
 Payable for fund shares
  purchased                                --                    --                      --                    1,222
 Other liabilities                         --                     1                      52                    3,932
                                 ------------            ----------            ------------            -------------
 Total Liabilities                         50                    25                   8,485                    5,154
                                 ------------            ----------            ------------            -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities             $1,158,160              $569,209              $4,221,161               $8,621,503
                                 ============            ==========            ============            =============


                                   COLUMBIA               EVERGREEN VA
                                LARGE CAP VALUE       DIVERSIFIED CAPITAL         EVERGREEN VA
                                    VS FUND               BUILDER FUND            GROWTH FUND
                                  SUB-ACCOUNT           SUB-ACCOUNT (B)           SUB-ACCOUNT
--------------------------  -----------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                     --                       --
   Class IB                                 --                     --                       --
   Other class                       1,559,029                 54,883                  164,457
                                 =============             ==========             ============
  Cost:
   Class IA                                 --                     --                       --
   Class IB                                 --                     --                       --
   Other class                     $28,300,104               $751,017               $2,466,563
                                 =============             ==========             ============
  Market Value:
   Class IA                                 --                     --                       --
   Class IB                                 --                     --                       --
   Other class                     $14,951,196               $463,210               $1,356,770
 Due from Hartford Life
  Insurance Company                        177                     --                       --
 Receivable from fund
  shares sold                               --                     22                       65
 Other assets                               --                     --                       --
                                 -------------             ----------             ------------
 Total Assets                       14,951,373                463,232                1,356,835
                                 -------------             ----------             ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                     22                       65
 Payable for fund shares
  purchased                                177                     --                       --
 Other liabilities                         116                     --                       --
                                 -------------             ----------             ------------
 Total Liabilities                         293                     22                       65
                                 -------------             ----------             ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities             $14,951,080               $463,210               $1,356,770
                                 =============             ==========             ============

(a)  From inception May 1, 2008 to December 31, 2008.

(b) Formerly Evergreen VA Balanced Fund. Change effective May 30, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                     EVERGREEN VA
                                    INTERNATIONAL           EVERGREEN VA
                                     EQUITY FUND             OMEGA FUND
                                     SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                    --
   Class IB                                    --                    --
   Other class                            179,586                11,185
                                     ============            ==========
  Cost:
   Class IA                                    --                    --
   Class IB                                    --                    --
   Other class                         $2,762,015              $188,815
                                     ============            ==========
  Market Value:
   Class IA                                    --                    --
   Class IB                                    --                    --
   Other class                         $1,725,818              $161,397
 Due from Hartford Life
  Insurance Company                           546                    --
 Receivable from fund shares
  sold                                         --                     7
 Other assets                                  --                    --
                                     ------------            ----------
 Total Assets                           1,726,364               161,404
                                     ------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                     7
 Payable for fund shares
  purchased                                   546                    --
 Other liabilities                             --                    --
                                     ------------            ----------
 Total Liabilities                            546                     7
                                     ------------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $1,725,818              $161,397
                                     ============            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                               EVERGREEN VA        EVERGREEN VA           FIDELITY VIP           FIDELITY VIP
                                  SPECIAL          FUNDAMENTAL               GROWTH              CONTRAFUND(R)
                                VALUES FUND       LARGE CAP FUND           PORTFOLIO               PORTFOLIO
                                SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT (A)         SUB-ACCOUNT (A)
-------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                               --                 --                    --                       --
   Class IB                               --                 --                    --                       --
   Other class                     1,378,056            254,128                10,301                  522,581
                               =============       ============            ==========            =============
  Cost:
   Class IA                               --                 --                    --                       --
   Class IB                               --                 --                    --                       --
   Other class                   $22,669,752         $4,078,788              $345,224              $10,225,323
                               =============       ============            ==========            =============
  Market Value:
   Class IA                               --                 --                    --                       --
   Class IB                               --                 --                    --                       --
   Other class                   $12,650,552         $3,232,507              $240,121               $7,911,878
 Due from Hartford Life
  Insurance Company                       --              1,791                    --                   45,168
 Receivable from fund shares
  sold                                 1,474                 --                    11                       --
 Other assets                              1                 --                    --                       --
                               -------------       ------------            ----------            -------------
 Total Assets                     12,652,027          3,234,298               240,132                7,957,046
                               -------------       ------------            ----------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                    1,474                 --                    11                       --
 Payable for fund shares
  purchased                               --              1,791                    --                   45,168
 Other liabilities                        --                  2                    --                       14
                               -------------       ------------            ----------            -------------
 Total Liabilities                     1,474              1,793                    11                   45,182
                               -------------       ------------            ----------            -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $12,650,553         $3,232,505              $240,121               $7,911,864
                               =============       ============            ==========            =============

                                                                                 FIDELITY VIP
                                    FIDELITY VIP           FIDELITY VIP        DYNAMIC CAPITAL
                                      MID CAP            VALUE STRATEGIES        APPRECIATION
                                     PORTFOLIO              PORTFOLIO             PORTFOLIO
                                  SUB-ACCOUNT (A)        SUB-ACCOUNT (A)       SUB-ACCOUNT (A)
-----------------------------  ------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                   --                    --                    --
   Class IB                                   --                    --                    --
   Other class                           312,005                59,128                18,908
                                    ============            ==========            ==========
  Cost:
   Class IA                                   --                    --                    --
   Class IB                                   --                    --                    --
   Other class                        $7,033,815              $401,990              $137,823
                                    ============            ==========            ==========
  Market Value:
   Class IA                                   --                    --                    --
   Class IB                                   --                    --                    --
   Other class                        $5,653,531              $293,273               $98,320
 Due from Hartford Life
  Insurance Company                       19,384                 3,804                    --
 Receivable from fund shares
  sold                                        --                    --                     5
 Other assets                                 --                    --                    --
                                    ------------            ----------            ----------
 Total Assets                          5,672,915               297,077                98,325
                                    ------------            ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                    --                     5
 Payable for fund shares
  purchased                               19,384                 3,804                    --
 Other liabilities                             3                    --                    --
                                    ------------            ----------            ----------
 Total Liabilities                        19,387                 3,804                     5
                                    ------------            ----------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $5,653,528              $293,273               $98,320
                                    ============            ==========            ==========

(a)  From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                        FRANKLIN
                                         RISING               FRANKLIN
                                       DIVIDENDS               INCOME
                                    SECURITIES FUND       SECURITIES FUND
                                      SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                      --                     --
   Class IB                                      --                     --
   Other class                           19,512,032             73,737,277
                                     ==============       ================
  Cost:
   Class IA                                      --                     --
   Class IB                                      --                     --
   Other class                         $352,195,867         $1,136,684,448
                                     ==============       ================
  Market Value:
   Class IA                                      --                     --
   Class IB                                      --                     --
   Other class                         $267,705,080           $836,509,235
 Due from Hartford Life
  Insurance Company                          19,188                     --
 Receivable from fund shares
  sold                                           --                183,938
 Other assets                                    --                     --
                                     --------------       ----------------
 Total Assets                           267,724,268            836,693,173
                                     --------------       ----------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                              --                183,938
 Payable for fund shares
  purchased                                  19,188                     --
 Other liabilities                               10                     10
                                     --------------       ----------------
 Total Liabilities                           19,198                183,948
                                     --------------       ----------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $267,705,070           $836,509,225
                                     ==============       ================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     FRANKLIN             FRANKLIN              FRANKLIN              FRANKLIN
                                    LARGE CAP              GLOBAL             SMALL-MID CAP           SMALL CAP
                                      GROWTH             REAL ESTATE             GROWTH                 VALUE
                                 SECURITIES FUND       SECURITIES FUND       SECURITIES FUND       SECURITIES FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                  --                   --                     --                   --
   Class IB                                  --                   --                     --                   --
   Other class                        4,637,529              158,670              5,879,344              595,368
                                   ============          ===========          =============          ===========
  Cost:
   Class IA                                  --                   --                     --                   --
   Class IB                                  --                   --                     --                   --
   Other class                      $66,899,373           $2,665,160           $108,565,875           $8,194,552
                                   ============          ===========          =============          ===========
  Market Value:
   Class IA                                  --                   --                     --                   --
   Class IB                                  --                   --                     --                   --
   Other class                      $48,694,056           $1,683,488            $69,098,085           $6,302,538
 Due from Hartford Life
  Insurance Company                          --                   --                     --               19,599
 Receivable from fund shares
  sold                                    4,158                1,832                 17,869                   --
 Other assets                                --                    2                     --                   --
                                   ------------          -----------          -------------          -----------
 Total Assets                        48,698,214            1,685,322             69,115,954            6,322,137
                                   ------------          -----------          -------------          -----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       4,158                1,832                 17,869                   --
 Payable for fund shares
  purchased                                  --                   --                     --               19,599
 Other liabilities                            4                   --                      3                    1
                                   ------------          -----------          -------------          -----------
 Total Liabilities                        4,162                1,832                 17,872               19,600
                                   ------------          -----------          -------------          -----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities              $48,694,052           $1,683,490            $69,098,082           $6,302,537
                                   ============          ===========          =============          ===========

                                     FRANKLIN                                     TEMPLETON
                                     STRATEGIC                                    DEVELOPING
                                      INCOME              MUTUAL SHARES            MARKETS
                                  SECURITIES FUND        SECURITIES FUND       SECURITIES FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                   --                     --                    --
   Class IB                                   --                     --                    --
   Other class                        19,677,289             38,566,920             6,232,452
                                   =============          =============          ============
  Cost:
   Class IA                                   --                     --                    --
   Class IB                                   --                     --                    --
   Other class                      $237,957,059           $639,685,506           $63,653,251
                                   =============          =============          ============
  Market Value:
   Class IA                                   --                     --                    --
   Class IB                                   --                     --                    --
   Other class                      $208,155,119           $454,398,249           $38,076,418
 Due from Hartford Life
  Insurance Company                           --                     --                    --
 Receivable from fund shares
  sold                                    91,548                 74,742                12,237
 Other assets                                 --                     --                    --
                                   -------------          -------------          ------------
 Total Assets                        208,246,667            454,472,991            38,088,655
                                   -------------          -------------          ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       91,548                 74,742                12,237
 Payable for fund shares
  purchased                                   --                     --                    --
 Other liabilities                            --                     13                     1
                                   -------------          -------------          ------------
 Total Liabilities                        91,548                 74,755                12,238
                                   -------------          -------------          ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities              $208,155,119           $454,398,236           $38,076,417
                                   =============          =============          ============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                       TEMPLETON                TEMPLETON
                                        FOREIGN                GLOBAL ASSET
                                    SECURITIES FUND          ALLOCATION FUND
                                      SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                      --                      --
   Class IB                                      --                      --
   Other class                           14,904,245                 201,535
                                     ==============            ============
  Cost:
   Class IA                                      --                      --
   Class IB                                      --                      --
   Other class                         $213,108,104              $3,596,152
                                     ==============            ============
  Market Value:
   Class IA                                      --                      --
   Class IB                                      --                      --
   Other class                         $160,378,423              $1,707,001
 Due from Hartford Life
  Insurance Company                              --                      --
 Receivable from fund shares
  sold                                       13,617                      71
 Other assets                                    --                      --
                                     --------------            ------------
 Total Assets                           160,392,040               1,707,072
                                     --------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          13,617                      71
 Payable for fund shares
  purchased                                      --                      --
 Other liabilities                                1                      --
                                     --------------            ------------
 Total Liabilities                           13,618                      71
                                     --------------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $160,378,422              $1,707,001
                                     ==============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                          FRANKLIN                 FRANKLIN
                                      TEMPLETON                                           FLEX CAP                LARGE CAP
                                        GROWTH               MUTUAL DISCOVERY              GROWTH                   VALUE
                                   SECURITIES FUND           SECURITIES FUND           SECURITIES FUND         SECURITIES FUND
                                     SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT             SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                     --                        --                       --                      --
   Class IB                                     --                        --                       --                      --
   Other class                          37,020,932                 7,924,970                1,990,040                 831,190
                                    ==============            ==============            =============            ============
  Cost:
   Class IA                                     --                        --                       --                      --
   Class IB                                     --                        --                       --                      --
   Other class                        $478,753,835              $149,072,759              $21,913,044              $8,878,042
                                    ==============            ==============            =============            ============
  Market Value:
   Class IA                                     --                        --                       --                      --
   Class IB                                     --                        --                       --                      --
   Other class                        $303,628,800              $125,652,234              $16,357,733              $6,267,170
 Due from Hartford Life
  Insurance Company                             --                        --                      488                      --
 Receivable from fund shares
  sold                                      71,904                   261,924                       --                   3,672
 Other assets                                   10                        --                       --                      --
                                    --------------            --------------            -------------            ------------
 Total Assets                          303,700,714               125,914,158               16,358,221               6,270,842
                                    --------------            --------------            -------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         71,904                   261,924                       --                   3,672
 Payable for fund shares
  purchased                                     --                        --                      488                      --
 Other liabilities                              --                         1                        1                      --
                                    --------------            --------------            -------------            ------------
 Total Liabilities                          71,904                   261,925                      489                   3,672
                                    --------------            --------------            -------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $303,628,810              $125,652,233              $16,357,732              $6,267,170
                                    ==============            ==============            =============            ============

                                                                           HARTFORD
                                     TEMPLETON           HARTFORD          LARGECAP
                                   GLOBAL INCOME         ADVISERS           GROWTH
                                  SECURITIES FUND        HLS FUND          HLS FUND
                                  SUB-ACCOUNT (A)       SUB-ACCOUNT     SUB-ACCOUNT (A)
-----------------------------  ----------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                   --              68,929           3,215
   Class IB                                   --           1,116,062              --
   Other class                           316,000                  --              --
                                    ============       =============       =========
  Cost:
   Class IA                                   --          $1,097,913         $41,924
   Class IB                                   --          25,511,890              --
   Other class                        $5,292,043                  --              --
                                    ============       =============       =========
  Market Value:
   Class IA                                   --            $943,619         $31,774
   Class IB                                   --          15,456,455              --
   Other class                        $5,488,788                  --              --
 Due from Hartford Life
  Insurance Company                       10,597               3,023              --
 Receivable from fund shares
  sold                                        --                  --               2
 Other assets                                 --                   3              --
                                    ------------       -------------       ---------
 Total Assets                          5,499,385          16,403,100          31,776
                                    ------------       -------------       ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                  --               2
 Payable for fund shares
  purchased                               10,597               3,023              --
 Other liabilities                            --                  --              --
                                    ------------       -------------       ---------
 Total Liabilities                        10,597               3,023               2
                                    ------------       -------------       ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $5,488,788         $16,400,077         $31,774
                                    ============       =============       =========

(a)  From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                  HARTFORD       HARTFORD
                                    TOTAL         CAPITAL
                                 RETURN BOND   APPRECIATION
                                  HLS FUND       HLS FUND
                                 SUB-ACCOUNT    SUB-ACCOUNT
------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                         3,959,732      1,579,236
   Class IB                         5,698,001      1,170,798
   Other class                             --             --
                                =============  =============
  Cost:
   Class IA                       $41,495,234    $52,595,821
   Class IB                        66,436,260     52,157,515
   Other class                             --             --
                                =============  =============
  Market Value:
   Class IA                       $37,788,358    $40,017,845
   Class IB                        54,137,233     29,437,479
   Other class                             --             --
 Due from Hartford Life
  Insurance Company                    73,193        142,327
 Receivable from fund shares
  sold                                     --             --
 Other assets                               1             --
                                -------------  -------------
 Total Assets                      91,998,785     69,597,651
                                -------------  -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        --             --
 Payable for fund shares
  purchased                            73,193        142,327
 Other liabilities                         --             18
                                -------------  -------------
 Total Liabilities                     73,193        142,345
                                -------------  -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                     $91,925,592    $69,455,306
                                =============  =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 HARTFORD           HARTFORD              HARTFORD
                                 DIVIDEND         FUNDAMENTAL              GLOBAL                  HARTFORD
                                AND GROWTH           GROWTH               ADVISERS              GLOBAL EQUITY
                                 HLS FUND           HLS FUND              HLS FUND                 HLS FUND
                                SUB-ACCOUNT       SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT (A)(C)(D)(E)
--------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                        1,918,080           15,354                    --                    6,573
   Class IB                        1,831,515              350                14,943                   35,016
   Other class                            --               --                    --                       --
                               =============       ==========            ==========               ==========
  Cost:
   Class IA                      $32,568,950         $105,848                    --                  $54,727
   Class IB                       32,450,734            3,178              $201,189                  327,175
   Other class                            --               --                    --                       --
                               =============       ==========            ==========               ==========
  Market Value:
   Class IA                      $27,558,564          $90,895                    --                  $40,463
   Class IB                       26,261,370         2,059.00              $126,714                  215,285
   Other class                            --               --                    --                       --
 Due from Hartford Life
  Insurance Company                  116,679               --                    --                       --
 Receivable from fund shares
  sold                                    --                4                     5                       11
 Other assets                             --               --                    --                       --
                               -------------       ----------            ----------               ----------
 Total Assets                     53,936,613           92,958               126,719                  255,759
                               -------------       ----------            ----------               ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       --                4                     5                       11
 Payable for fund shares
  purchased                          116,679               --                    --                       --
 Other liabilities                        26               --                    --                       --
                               -------------       ----------            ----------               ----------
 Total Liabilities                   116,705                4                     5                       11
                               -------------       ----------            ----------               ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $53,819,908          $92,954              $126,714                 $255,748
                               =============       ==========            ==========               ==========

                                                                                    HARTFORD
                                     HARTFORD               HARTFORD              DISCIPLINED
                                  GLOBAL HEALTH          GLOBAL GROWTH               EQUITY
                                     HLS FUND               HLS FUND                HLS FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                   7,482                 413,749
   Class IB                             30,958                  69,856                  46,579
   Other class                              --                      --                      --
                                    ==========            ============            ============
  Cost:
   Class IA                                 --                 $99,452              $4,362,135
   Class IB                           $407,441               1,405,795                 657,103
   Other class                              --                      --                      --
                                    ==========            ============            ============
  Market Value:
   Class IA                                 --                 $76,124              $3,498,471
   Class IB                           $323,713                 707,079                 391,963
   Other class                              --                      --                      --
 Due from Hartford Life
  Insurance Company                         --                      --                   7,713
 Receivable from fund shares
  sold                                      12                      31                      --
 Other assets                               --                      --                      --
                                    ----------            ------------            ------------
 Total Assets                          323,725                 783,234               3,898,147
                                    ----------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         12                      31                      --
 Payable for fund shares
  purchased                                 --                      --                   7,713
 Other liabilities                          --                      --                       1
                                    ----------            ------------            ------------
 Total Liabilities                          12                      31                   7,714
                                    ----------            ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $323,713                $783,203              $3,890,433
                                    ==========            ============            ============

(a)  From inception May 1, 2008 to December 31, 2008.

(c) Effective August 22, 2008, Hartford Global Communications HLS Fund merged with Hartford Global Equity HLS Fund.

(d) Effective August 22, 2008, Hartford Global Financial Services HLS Fund merged with Hartford Global Equity HLS Fund.

(e) Effective August 22, 2008, Hartford Global Technology HLS Fund merged with Hartford Global Equity HLS Fund.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                        HARTFORD
                                      HARTFORD           GROWTH
                                       GROWTH         OPPORTUNITIES
                                      HLS FUND          HLS FUND
                                    SUB-ACCOUNT        SUB-ACCOUNT
-------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                              39,154             506,799
   Class IB                               3,663               4,029
   Other class                               --                  --
                                     ==========       =============
  Cost:
   Class IA                            $340,184         $11,226,994
   Class IB                              42,456             113,467
   Other class                               --                  --
                                     ==========       =============
  Market Value:
   Class IA                            $294,951          $8,642,934
   Class IB                              27,178              68,053
   Other class                               --                  --
 Due from Hartford Life
  Insurance Company                          --              18,190
 Receivable from fund shares
  sold                                       12                  --
 Other assets                                --                  --
                                     ----------       -------------
 Total Assets                           322,141           8,729,177
                                     ----------       -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          12                  --
 Payable for fund shares
  purchased                                  --              18,190
 Other liabilities                           --                   4
                                     ----------       -------------
 Total Liabilities                           12              18,194
                                     ----------       -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $322,129          $8,710,983
                                     ==========       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                 HARTFORD              HARTFORD
                                     HARTFORD              HARTFORD           INTERNATIONAL         INTERNATIONAL
                                    HIGH YIELD              INDEX                 GROWTH            SMALL COMPANY
                                     HLS FUND              HLS FUND              HLS FUND              HLS FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                            114,204                    --                24,649                    --
   Class IB                             39,035                19,154                16,582                 7,932
   Other class                              --                    --                    --                    --
                                    ==========            ==========            ==========            ==========
  Cost:
   Class IA                           $843,531                    --              $221,818                    --
   Class IB                            337,717              $771,803               198,613              $111,064
   Other class                              --                    --                    --                    --
                                    ==========            ==========            ==========            ==========
  Market Value:
   Class IA                           $654,531                    --              $144,311                    --
   Class IB                            221,756              $357,948                96,590               $65,334
   Other class                              --                    --                    --                    --
 Due from Hartford Life
  Insurance Company                      6,211                    --                   301                    --
 Receivable from fund shares
  sold                                      --                    14                    --                     2
 Other assets                               --                    --                    --                    --
                                    ----------            ----------            ----------            ----------
 Total Assets                          882,498               357,962               241,202                65,336
                                    ----------            ----------            ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                    14                    --                     2
 Payable for fund shares
  purchased                              6,211                    --                   301                    --
 Other liabilities                          --                    --                    --                    --
                                    ----------            ----------            ----------            ----------
 Total Liabilities                       6,211                    14                   301                     2
                                    ----------            ----------            ----------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $876,287              $357,948              $240,901               $65,334
                                    ==========            ==========            ==========            ==========

                                      HARTFORD               HARTFORD
                                   INTERNATIONAL              MIDCAP                HARTFORD
                                   OPPORTUNITIES              GROWTH                 MIDCAP
                                      HLS FUND               HLS FUND               HLS FUND
                                    SUB-ACCOUNT          SUB-ACCOUNT (A)          SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                              230,559               120,128                      --
   Class IB                              524,625                16,926                 103,831
   Other class                                --                    --                      --
                                    ============            ==========            ============
  Cost:
   Class IA                           $2,556,016              $875,625                      --
   Class IB                            5,961,898               113,284              $2,401,678
   Other class                                --                    --                      --
                                    ============            ==========            ============
  Market Value:
   Class IA                           $1,937,034              $641,623                      --
   Class IB                            4,462,299                90,325              $1,667,174
   Other class                                --                    --                      --
 Due from Hartford Life
  Insurance Company                           --                 3,753                      --
 Receivable from fund shares
  sold                                     5,667                    --                      63
 Other assets                                 --                    --                      --
                                    ------------            ----------            ------------
 Total Assets                          6,405,000               735,701               1,667,237
                                    ------------            ----------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        5,667                    --                      63
 Payable for fund shares
  purchased                                   --                 3,753                      --
 Other liabilities                             1                    --                      --
                                    ------------            ----------            ------------
 Total Liabilities                         5,668                 3,753                      63
                                    ------------            ----------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $6,399,332              $731,948              $1,667,174
                                    ============            ==========            ============

(a)  From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                      HARTFORD           HARTFORD
                                    MIDCAP VALUE       MONEY MARKET
                                      HLS FUND           HLS FUND
                                    SUB-ACCOUNT        SUB-ACCOUNT
-------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                  --          531,816,724
   Class IB                              28,103           28,128,658
   Other class                               --                   --
                                     ==========       ==============
  Cost:
   Class IA                                  --         $531,816,724
   Class IB                            $261,064           28,128,658
   Other class                               --                  (68)
                                     ==========       ==============
  Market Value:
   Class IA                                  --         $531,816,724
   Class IB                            $162,966           28,128,658
   Other class                               --                    1
 Due from Hartford Life
  Insurance Company                          --                   --
 Receivable from fund shares
  sold                                        6            1,130,681
 Other assets                                --                   --
                                     ----------       --------------
 Total Assets                           162,972          561,076,064
                                     ----------       --------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           6            1,130,681
 Payable for fund shares
  purchased                                  --                   --
 Other liabilities                           --                    8
                                     ----------       --------------
 Total Liabilities                            6            1,130,689
                                     ----------       --------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $162,966         $559,945,375
                                     ==========       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     HARTFORD               HARTFORD               HARTFORD          HARTFORD
                                  SMALLCAP VALUE         SMALL COMPANY         SMALLCAP GROWTH         STOCK
                                     HLS FUND               HLS FUND               HLS FUND          HLS FUND
                                 SUB-ACCOUNT (A)          SUB-ACCOUNT            SUB-ACCOUNT        SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                  85,904                23,753              11,855
   Class IB                             22,493                 319,680                 3,630             439,366
   Other class                              --                      --                    --                  --
                                    ==========            ============            ==========       =============
  Cost:
   Class IA                                 --              $1,229,434              $340,573            $409,386
   Class IB                           $178,324               4,587,717                60,345          20,803,714
   Other class                              --                      --                    --                  --
                                    ==========            ============            ==========       =============
  Market Value:
   Class IA                                 --                $945,546              $274,760            $306,630
   Class IB                           $164,848               3,438,448                41,874          11,354,168
   Other class                              --                      --                    --                  --
 Due from Hartford Life
  Insurance Company                         --                      --                 2,782               1,547
 Receivable from fund shares
  sold                                       9                   1,956                    --                  --
 Other assets                               --                      --                    --                  --
                                    ----------            ------------            ----------       -------------
 Total Assets                          164,857               4,385,950               319,416          11,662,345
                                    ----------            ------------            ----------       -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          9                   1,956                    --                  --
 Payable for fund shares
  purchased                                 --                      --                 2,782               1,547
 Other liabilities                          --                      --                     3                   1
                                    ----------            ------------            ----------       -------------
 Total Liabilities                           9                   1,956                 2,785               1,548
                                    ----------            ------------            ----------       -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $164,848              $4,383,994              $316,631         $11,660,797
                                    ==========            ============            ==========       =============

                                      HARTFORD                                     HARTFORD
                                  U.S. GOVERNMENT            HARTFORD               VALUE
                                     SECURITIES               VALUE             OPPORTUNITIES
                                      HLS FUND               HLS FUND              HLS FUND
                                  SUB-ACCOUNT (F)          SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                              272,909                24,784                 8,753
   Class IB                              100,966                 3,935                 3,298
   Other class                                --                    --                    --
                                    ============            ==========            ==========
  Cost:
   Class IA                           $2,867,197              $233,959              $104,127
   Class IB                            1,077,465                37,883                56,147
   Other class                                --                    --                    --
                                    ============            ==========            ==========
  Market Value:
   Class IA                           $2,781,369              $192,670               $76,799
   Class IB                            1,026,136                30,568                28,846
   Other class                                --                    --                    --
 Due from Hartford Life
  Insurance Company                        3,819                 1,185                    --
 Receivable from fund shares
  sold                                        --                    --                   515
 Other assets                                  1                    --                    --
                                    ------------            ----------            ----------
 Total Assets                          3,811,325               224,423               106,160
                                    ------------            ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                    --                   515
 Payable for fund shares
  purchased                                3,819                 1,185                    --
 Other liabilities                            --                    --                    --
                                    ------------            ----------            ----------
 Total Liabilities                         3,819                 1,185                   515
                                    ------------            ----------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $3,807,506              $223,238              $105,645
                                    ============            ==========            ==========

(a)  From inception May 1, 2008 to December 31, 2008.

(f) Effective September 26, 2008, Hartford Mortgage Securities HLS Fund merged with Hartford U.S. Government Securities HLS Fund.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                      HARTFORD
                                       EQUITY             AMERICAN FUNDS
                                       INCOME            ASSET ALLOCATION
                                      HLS FUND               HLS FUND
                                    SUB-ACCOUNT          SUB-ACCOUNT (A)
----------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                              21,528                      --
   Class IB                               2,850                 650,543
   Other class                               --                      --
                                     ==========            ============
  Cost:
   Class IA                            $228,628                      --
   Class IB                              38,031              $5,548,672
   Other class                               --                      --
                                     ==========            ============
  Market Value:
   Class IA                            $197,959                      --
   Class IB                              26,224              $4,756,804
   Other class                               --                      --
 Due from Hartford Life
  Insurance Company                          --                  11,173
 Receivable from fund shares
  sold                                      721                      --
 Other assets                                --                      --
                                     ----------            ------------
 Total Assets                           224,904               4,767,977
                                     ----------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         721                      --
 Payable for fund shares
  purchased                                  --                  11,173
 Other liabilities                           --                      --
                                     ----------            ------------
 Total Liabilities                          721                  11,173
                                     ----------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $224,183              $4,756,804
                                     ==========            ============

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   AMERICAN FUNDS
                                     BLUE CHIP                                                              AMERICAN FUNDS
                                     INCOME AND            AMERICAN FUNDS           AMERICAN FUNDS          GLOBAL GROWTH
                                       GROWTH                   BOND                 GLOBAL BOND              AND INCOME
                                      HLS FUND                HLS FUND                 HLS FUND                HLS FUND
                                  SUB-ACCOUNT (A)          SUB-ACCOUNT (A)         SUB-ACCOUNT (A)         SUB-ACCOUNT (A)
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                   --                       --                      --                      --
   Class IB                              362,289                1,436,997                 276,333               1,137,685
   Other class                                --                       --                      --                      --
                                    ============            =============            ============            ============
  Cost:
   Class IA                                   --                       --                      --                      --
   Class IB                           $2,947,038              $13,391,344              $2,665,908              $8,772,188
   Other class                                --                       --                      --                      --
                                    ============            =============            ============            ============
  Market Value:
   Class IA                                   --                       --                      --                      --
   Class IB                           $2,440,398              $12,902,737              $2,721,688              $6,891,233
   Other class                                --                       --                      --                      --
 Due from Hartford Life
  Insurance Company                        2,274                   34,048                   1,648                  40,075
 Receivable from fund shares
  sold                                        --                       --                      --                      --
 Other assets                                 --                       --                      --                      --
                                    ------------            -------------            ------------            ------------
 Total Assets                          2,442,672               12,936,785               2,723,336               6,931,308
                                    ------------            -------------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                       --                      --                      --
 Payable for fund shares
  purchased                                2,274                   34,048                   1,648                  40,075
 Other liabilities                             2                       --                      --                       1
                                    ------------            -------------            ------------            ------------
 Total Liabilities                         2,276                   34,048                   1,648                  40,076
                                    ------------            -------------            ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $2,440,396              $12,902,737              $2,721,688              $6,891,232
                                    ============            =============            ============            ============


                                                           AMERICAN FUNDS
                                   AMERICAN FUNDS           GLOBAL SMALL           AMERICAN FUNDS
                                   GLOBAL GROWTH           CAPITALIZATION              GROWTH
                                      HLS FUND                HLS FUND                HLS FUND
                                  SUB-ACCOUNT (A)         SUB-ACCOUNT (A)          SUB-ACCOUNT (A)
-----------------------------  -----------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                   --                      --                       --
   Class IB                              261,256                 514,646                3,309,815
   Other class                                --                      --                       --
                                    ============            ============            =============
  Cost:
   Class IA                                   --                      --                       --
   Class IB                           $2,116,812              $3,599,358              $25,000,266
   Other class                                --                      --                       --
                                    ============            ============            =============
  Market Value:
   Class IA                                   --                      --                       --
   Class IB                           $1,673,223              $2,622,804              $19,213,480
   Other class                                --                      --                       --
 Due from Hartford Life
  Insurance Company                       19,887                  11,455                   85,632
 Receivable from fund shares
  sold                                        --                      --                       --
 Other assets                                 --                      --                       --
                                    ------------            ------------            -------------
 Total Assets                          1,693,110               2,634,259               19,299,112
                                    ------------            ------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                      --                       --
 Payable for fund shares
  purchased                               19,887                  11,455                   85,632
 Other liabilities                            --                       1                        6
                                    ------------            ------------            -------------
 Total Liabilities                        19,887                  11,456                   85,638
                                    ------------            ------------            -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $1,673,223              $2,622,803              $19,213,474
                                    ============            ============            =============

(a)  From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                    AMERICAN FUNDS           AMERICAN FUNDS
                                     GROWTH-INCOME            INTERNATIONAL
                                       HLS FUND                 HLS FUND
                                    SUB-ACCOUNT (A)          SUB-ACCOUNT (A)
--------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                     --                       --
   Class IB                              2,031,480                1,929,793
   Other class                                  --                       --
                                     =============            =============
  Cost:
   Class IA                                     --                       --
   Class IB                            $16,318,285              $14,573,177
   Other class                                  --                       --
                                     =============            =============
  Market Value:
   Class IA                                     --                       --
   Class IB                            $12,978,186              $11,752,323
   Other class                                  --                       --
 Due from Hartford Life
  Insurance Company                         55,591                   39,329
 Receivable from fund shares
  sold                                          --                       --
 Other assets                                   --                       --
                                     -------------            -------------
 Total Assets                           13,033,777               11,791,652
                                     -------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                             --                       --
 Payable for fund shares
  purchased                                 55,591                   39,329
 Other liabilities                               3                        3
                                     -------------            -------------
 Total Liabilities                          55,594                   39,332
                                     -------------            -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $12,978,183              $11,752,320
                                     =============            =============

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   AMERICAN FUNDS          HUNTINGTON VA            HUNTINGTON VA
                                     NEW WORLD                 INCOME                 DIVIDEND              HUNTINGTON VA
                                      HLS FUND              EQUITY FUND             CAPTURE FUND             GROWTH FUND
                                  SUB-ACCOUNT (A)           SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                   --                      --                       --                      --
   Class IB                              567,958                      --                       --                      --
   Other class                                --                 296,551                  849,044                 312,476
                                    ============            ============            =============            ============
  Cost:
   Class IA                                   --                      --                       --                      --
   Class IB                           $4,396,044                      --                       --                      --
   Other class                                --              $3,132,456              $10,130,980              $2,809,862
                                    ============            ============            =============            ============
  Market Value:
   Class IA                                   --                      --                       --                      --
   Class IB                           $3,409,654                      --                       --                      --
   Other class                                --              $1,948,339               $6,019,723              $1,918,601
 Due from Hartford Life
  Insurance Company                       21,470                      --                       --                   2,814
 Receivable from fund shares
  sold                                        --                   1,143                      554                      --
 Other assets                                 --                       1                       --                       1
                                    ------------            ------------            -------------            ------------
 Total Assets                          3,431,124               1,949,483                6,020,277               1,921,416
                                    ------------            ------------            -------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                   1,143                      554                      --
 Payable for fund shares
  purchased                               21,470                      --                       --                   2,814
 Other liabilities                            --                      --                        1                      --
                                    ------------            ------------            -------------            ------------
 Total Liabilities                        21,470                   1,143                      555                   2,814
                                    ------------            ------------            -------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $3,409,654              $1,948,340               $6,019,722              $1,918,602
                                    ============            ============            =============            ============

                                   HUNTINGTON VA           HUNTINGTON VA           HUNTINGTON VA
                                      MID CORP                  NEW                   ROTATING
                                    AMERICA FUND            ECONOMY FUND            MARKETS FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                   --                      --                      --
   Class IB                                   --                      --                      --
   Other class                           305,293                 347,111                 146,478
                                    ============            ============            ============
  Cost:
   Class IA                                   --                      --                      --
   Class IB                                   --                      --                      --
   Other class                        $4,894,338              $5,501,667              $1,833,181
                                    ============            ============            ============
  Market Value:
   Class IA                                   --                      --                      --
   Class IB                                   --                      --                      --
   Other class                        $3,291,053              $2,815,072              $1,149,856
 Due from Hartford Life
  Insurance Company                           --                     503                      --
 Receivable from fund shares
  sold                                       175                      --                     127
 Other assets                                 --                      --                      --
                                    ------------            ------------            ------------
 Total Assets                          3,291,228               2,815,575               1,149,983
                                    ------------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          175                      --                     127
 Payable for fund shares
  purchased                                   --                     503                      --
 Other liabilities                            --                      --                      --
                                    ------------            ------------            ------------
 Total Liabilities                           175                     503                     127
                                    ------------            ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $3,291,053              $2,815,072              $1,149,856
                                    ============            ============            ============

(a)  From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                    HUNTINGTON VA
                                    INTERNATIONAL           HUNTINGTON VA
                                     EQUITY FUND            MACRO 100 FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                      --
   Class IB                                    --                      --
   Other class                            358,425                 144,303
                                     ============            ============
  Cost:
   Class IA                                    --                      --
   Class IB                                    --                      --
   Other class                         $5,527,841              $1,605,991
                                     ============            ============
  Market Value:
   Class IA                                    --                      --
   Class IB                                    --                      --
   Other class                         $3,605,752                $943,741
 Due from Hartford Life
  Insurance Company                           145                      --
 Receivable from fund shares
  sold                                         --                     647
 Other assets                                  --                      --
                                     ------------            ------------
 Total Assets                           3,605,897                 944,388
                                     ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                     647
 Payable for fund shares
  purchased                                   145                      --
 Other liabilities                             --                      --
                                     ------------            ------------
 Total Liabilities                            145                     647
                                     ------------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $3,605,752                $943,741
                                     ============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                HUNTINGTON VA                                   LORD ABBETT            LORD ABBETT
                                   MORTGAGE             HUNTINGTON VA         AMERICA'S VALUE         BOND-DEBENTURE
                               SECURITIES FUND            SITUS FUND             PORTFOLIO              PORTFOLIO
                                 SUB-ACCOUNT           SUB-ACCOUNT (G)        SUB-ACCOUNT (A)        SUB-ACCOUNT (A)
------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                --                      --                    --                      --
   Class IB                                --                      --                    --                      --
   Other class                        234,842                 449,436                67,490                 653,011
                                 ============            ============            ==========            ============
  Cost:
   Class IA                                --                      --                    --                      --
   Class IB                                --                      --                    --                      --
   Other class                     $2,596,873              $6,330,368              $800,659              $6,839,706
                                 ============            ============            ==========            ============
  Market Value:
   Class IA                                --                      --                    --                      --
   Class IB                                --                      --                    --                      --
   Other class                     $2,494,020              $3,928,068              $676,928              $5,824,862
 Due from Hartford Life
  Insurance Company                        --                      27                 1,903                   7,272
 Receivable from fund
  shares sold                             982                      --                    --                      --
 Other assets                              --                       1                    --                      --
                                 ------------            ------------            ----------            ------------
 Total Assets                       2,495,002               3,928,096               678,831               5,832,134
                                 ------------            ------------            ----------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       982                      --                    --                      --
 Payable for fund shares
  purchased                                --                      27                 1,903                   7,272
 Other liabilities                         --                      --                    --                      --
                                 ------------            ------------            ----------            ------------
 Total Liabilities                        982                      27                 1,903                   7,272
                                 ------------            ------------            ----------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities             $2,494,020              $3,928,069              $676,928              $5,824,862
                                 ============            ============            ==========            ============

                                 LORD ABBETT
                                  GROWTH AND
                                    INCOME               MFS(R) CORE             MFS(R) GROWTH
                                  PORTFOLIO             EQUITY SERIES               SERIES
                               SUB-ACCOUNT (A)           SUB-ACCOUNT            SUB-ACCOUNT (H)
--------------------------  -----------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                --                      --                       --
   Class IB                                --                      --                       --
   Other class                        101,998                 606,712                  779,381
                                 ============            ============            =============
  Cost:
   Class IA                                --                      --                       --
   Class IB                                --                      --                       --
   Other class                     $2,096,348              $9,867,756              $16,582,092
                                 ============            ============            =============
  Market Value:
   Class IA                                --                      --                       --
   Class IB                                --                      --                       --
   Other class                     $1,761,498              $6,297,673              $12,172,237
 Due from Hartford Life
  Insurance Company                        --                      --                  280,210
 Receivable from fund
  shares sold                             117                   9,065                       --
 Other assets                              --                      --                       --
                                 ------------            ------------            -------------
 Total Assets                       1,761,615               6,306,738               12,452,447
                                 ------------            ------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       117                   9,065                       --
 Payable for fund shares
  purchased                                --                      --                  280,210
 Other liabilities                         16                       1                        1
                                 ------------            ------------            -------------
 Total Liabilities                        133                   9,066                  280,211
                                 ------------            ------------            -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities             $1,761,482              $6,297,672              $12,172,236
                                 ============            ============            =============

(a)  From inception May 1, 2008 to December 31, 2008.

(g) Formerly Huntington VA Situs Small Cap Fund. Change effective January 24, 2008.

(h) Formerly MFS Emerging Growth Series. Change effective May 1, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                    MFS(R) GLOBAL             MFS(R) HIGH
                                    EQUITY SERIES            INCOME SERIES
                                     SUB-ACCOUNT              SUB-ACCOUNT
-------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                       --
   Class IB                                    --                       --
   Other class                            823,905                8,162,633
                                     ============            =============
  Cost:
   Class IA                                    --                       --
   Class IB                                    --                       --
   Other class                         $9,880,725              $76,861,333
                                     ============            =============
  Market Value:
   Class IA                                    --                       --
   Class IB                                    --                       --
   Other class                         $7,711,754              $50,853,201
 Due from Hartford Life
  Insurance Company                            --                  155,352
 Receivable from fund shares
  sold                                      2,772                       --
 Other assets                                  --                       --
                                     ------------            -------------
 Total Assets                           7,714,526               51,008,553
                                     ------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         2,772                       --
 Payable for fund shares
  purchased                                    --                  155,352
 Other liabilities                              1                        1
                                     ------------            -------------
 Total Liabilities                          2,773                  155,353
                                     ------------            -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $7,711,753              $50,853,200
                                     ============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  MFS(R) INVESTORS
                                       GROWTH               MFS(R) INVESTORS          MFS(R) MID CAP              MFS(R) NEW
                                    STOCK SERIES              TRUST SERIES             GROWTH SERIES           DISCOVERY SERIES
                                     SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                        --                       --                        --
   Class IB                                    --                        --                       --                        --
   Other class                          1,783,815                 7,954,539                5,407,239                 7,134,903
                                    =============            ==============            =============            ==============
  Cost:
   Class IA                                    --                        --                       --                        --
   Class IB                                    --                        --                       --                        --
   Other class                        $17,915,699              $148,070,301              $33,956,037              $104,986,459
                                    =============            ==============            =============            ==============
  Market Value:
   Class IA                                    --                        --                       --                        --
   Class IB                                    --                        --                       --                        --
   Other class                        $12,665,089              $116,454,108              $17,681,670               $58,720,255
 Due from Hartford Life
  Insurance Company                            --                        --                       --                        --
 Receivable from fund shares
  sold                                      7,494                    15,108                   12,284                    10,721
 Other assets                                  --                        --                        1                         3
                                    -------------            --------------            -------------            --------------
 Total Assets                          12,672,583               116,469,216               17,693,955                58,730,979
                                    -------------            --------------            -------------            --------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         7,494                    15,108                   12,284                    10,721
 Payable for fund shares
  purchased                                    --                        --                       --                        --
 Other liabilities                             --                         1                       --                        --
                                    -------------            --------------            -------------            --------------
 Total Liabilities                          7,494                    15,109                   12,284                    10,721
                                    -------------            --------------            -------------            --------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $12,665,089              $116,454,107              $17,681,671               $58,720,258
                                    =============            ==============            =============            ==============


                                MFS(R) TOTAL   MFS(R) VALUE       MFS(R) RESEARCH
                               RETURN SERIES      SERIES            BOND SERIES
                                SUB-ACCOUNT     SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  ------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                --             --                  --
   Class IB                                --             --                  --
   Other class                     24,706,779      6,817,119           3,841,382
                               ==============  =============       =============
  Cost:
   Class IA                                --             --                  --
   Class IB                                --             --                  --
   Other class                   $492,882,962    $88,854,231         $43,781,123
                               ==============  =============       =============
  Market Value:
   Class IA                                --             --                  --
   Class IB                                --             --                  --
   Other class                   $380,930,644    $66,474,413         $42,252,422
 Due from Hartford Life
  Insurance Company                        --             --              19,994
 Receivable from fund shares
  sold                                 33,934        202,046                  --
 Other assets                              --             --                  --
                               --------------  -------------       -------------
 Total Assets                     380,964,578     66,676,459          42,272,416
                               --------------  -------------       -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                    33,934        202,046                  --
 Payable for fund shares
  purchased                                --             --              19,994
 Other liabilities                         11              6                  --
                               --------------  -------------       -------------
 Total Liabilities                     33,945        202,052              19,994
                               --------------  -------------       -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $380,930,633    $66,474,407         $42,252,422
                               ==============  =============       =============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------


                                    MFS(R) RESEARCH         MFS(R) RESEARCH
                                 INTERNATIONAL SERIES            SERIES
                                      SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                     --                      --
   Class IB                                     --                      --
   Other class                           2,369,144                 172,436
                                     =============            ============
  Cost:
   Class IA                                     --                      --
   Class IB                                     --                      --
   Other class                         $33,391,808              $3,013,373
                                     =============            ============
  Market Value:
   Class IA                                     --                      --
   Class IB                                     --                      --
   Other class                         $21,061,689              $2,224,424
 Due from Hartford Life
  Insurance Company                            260                      --
 Receivable from fund shares
  sold                                          --                     356
 Other assets                                   --                      --
                                     -------------            ------------
 Total Assets                           21,061,949               2,224,780
                                     -------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                             --                     356
 Payable for fund shares
  purchased                                    260                      --
 Other liabilities                               1                      --
                                     -------------            ------------
 Total Liabilities                             261                     356
                                     -------------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $21,061,688              $2,224,424
                                     =============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                VAN KAMPEN --          VAN KAMPEN --
                                     BLACKROCK             BLACKROCK          UIF INTERNATIONAL         UIF MID CAP
                                      GLOBAL               LARGE CAP            GROWTH EQUITY              GROWTH
                                 GROWTH V.I. FUND       GROWTH V.I. FUND          PORTFOLIO              PORTFOLIO
                                    SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT (P)        SUB-ACCOUNT (A)
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                     --                    --                       --
   Class IB                                 --                     --                    --                       --
   Other class                           3,298                 63,518                 3,670                  137,652
                                     =========             ==========             =========             ============
  Cost:
   Class IA                                 --                     --                    --                       --
   Class IB                                 --                     --                    --                       --
   Other class                         $24,645               $531,195               $45,863               $1,122,569
                                     =========             ==========             =========             ============
  Market Value:
   Class IA                                 --                     --                    --                       --
   Class IB                                 --                     --                    --                       --
   Other class                         $31,960               $475,749               $22,828                 $794,251
 Due from Hartford Life
  Insurance Company                         --                     --                    --                      460
 Receivable from fund shares
  sold                                       2                     26                     1                       --
 Other assets                               --                     --                    --                       --
                                     ---------             ----------             ---------             ------------
 Total Assets                           31,962                475,775                22,829                  794,711
                                     ---------             ----------             ---------             ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          2                     26                     1                       --
 Payable for fund shares
  purchased                                 --                     --                    --                      460
 Other liabilities                          --                     --                    --                       --
                                     ---------             ----------             ---------             ------------
 Total Liabilities                           2                     26                     1                      460
                                     ---------             ----------             ---------             ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                 $31,960               $475,749               $22,828                 $794,251
                                     =========             ==========             =========             ============

                                  VAN KAMPEN --                               MORGAN STANLEY --
                                     UIF U.S.          MORGAN STANLEY --           CAPITAL
                                  MID CAP VALUE          FOCUS GROWTH           OPPORTUNITIES
                                    PORTFOLIO              PORTFOLIO              PORTFOLIO
                                 SUB-ACCOUNT (Q)        SUB-ACCOUNT (I)        SUB-ACCOUNT (R)
-----------------------------  -------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                   --                       --
   Class IB                                 --                   --                       --
   Other class                          49,454                  310                   17,438
                                    ==========              =======               ==========
  Cost:
   Class IA                                 --                   --                       --
   Class IB                                 --                   --                       --
   Other class                        $540,301               $5,872                 $231,460
                                    ==========              =======               ==========
  Market Value:
   Class IA                                 --                   --                       --
   Class IB                                 --                   --                       --
   Other class                        $377,827               $3,149                 $131,135
 Due from Hartford Life
  Insurance Company                      1,131                   --                       --
 Receivable from fund shares
  sold                                      --                   --                       27
 Other assets                               --                   --                       --
                                    ----------              -------               ----------
 Total Assets                          378,958                3,149                  131,162
                                    ----------              -------               ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                   --                       27
 Payable for fund shares
  purchased                              1,131                   --                       --
 Other liabilities                          --                   --                       --
                                    ----------              -------               ----------
 Total Liabilities                       1,131                   --                       27
                                    ----------              -------               ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $377,827               $3,149                 $131,135
                                    ==========              =======               ==========

(a)  From inception May 1, 2008 to December 31, 2008.

(i)  Funded as of February 13, 2008.

(p) Formerly reported as International Growth Equity Fund.

(q) Formerly reported as U.S. Mid Cap Value.

(r)  Formerly reported as Capital Opportunities.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                  MORGAN STANLEY --
                                       MID CAP           MORGAN STANLEY --
                                       GROWTH             FLEXIBLE INCOME
                                      PORTFOLIO              PORTFOLIO
                                   SUB-ACCOUNT (J)        SUB-ACCOUNT (S)
----------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                  --                     --
   Class IB                                  --                     --
   Other class                              594                  6,478
                                      =========              =========
  Cost:
   Class IA                                  --                     --
   Class IB                                  --                     --
   Other class                          $15,900                $46,893
                                      =========              =========
  Market Value:
   Class IA                                  --                     --
   Class IB                                  --                     --
   Other class                           $9,698                $35,243
 Due from Hartford Life
  Insurance Company                          --                     --
 Receivable from fund shares
  sold                                       --                      2
 Other assets                                --                     --
                                      ---------              ---------
 Total Assets                             9,698                 35,245
                                      ---------              ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          --                      2
 Payable for fund shares
  purchased                                  --                     --
 Other liabilities                           --                     --
                                      ---------              ---------
 Total Liabilities                           --                      2
                                      ---------              ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                            $9,698                $35,243
                                      =========              =========

(j)  Formerly Developing Growth. Change effective May 1, 2008.

(s)  Formerly reported as Flexible Income.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 MORGAN STANLEY --
                                     DIVIDEND           MORGAN STANLEY --
                                      GROWTH              GLOBAL EQUITY         MTB LARGE CAP         MTB LARGE CAP
                                     PORTFOLIO              PORTFOLIO           GROWTH FUND II        VALUE FUND II
                                  SUB-ACCOUNT (T)        SUB-ACCOUNT (U)       SUB-ACCOUNT (A)       SUB-ACCOUNT (A)
-----------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                --                      --                     --                    --
   Class IB                                --                      --                     --                    --
   Other class                            411                     987                 24,928                28,402
                                      =======               =========             ==========            ==========
  Cost:
   Class IA                                --                      --                     --                    --
   Class IB                                --                      --                     --                    --
   Other class                         $7,567                 $17,029               $216,299              $245,288
                                      =======               =========             ==========            ==========
  Market Value:
   Class IA                                --                      --                     --                    --
   Class IB                                --                      --                     --                    --
   Other class                         $4,818                  $9,264               $167,267              $196,544
 Due from Hartford Life
  Insurance Company                        --                      --                    408                   407
 Receivable from fund shares
  sold                                     --                       1                     --                    --
 Other assets                              --                      --                     --                    --
                                      -------               ---------             ----------            ----------
 Total Assets                           4,818                   9,265                167,675               196,951
                                      -------               ---------             ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        --                       1                     --                    --
 Payable for fund shares
  purchased                                --                      --                    408                   407
 Other liabilities                         --                      --                     --                    --
                                      -------               ---------             ----------            ----------
 Total Liabilities                         --                       1                    408                   407
                                      -------               ---------             ----------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                 $4,818                  $9,264               $167,267              $196,544
                                      =======               =========             ==========            ==========

                                                       COLUMBIA MARSICO
                                                         INTERNATIONAL         COLUMBIA
                                  MTB MODERATE           OPPORTUNITIES        HIGH YIELD
                                 GROWTH FUND II             VS FUND             VS FUND
                                 SUB-ACCOUNT (A)          SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                --                       --                  --
   Class IB                                --                       --                  --
   Other class                          1,621                1,392,259           1,633,617
                                    =========            =============       =============
  Cost:
   Class IA                                --                       --                  --
   Class IB                                --                       --                  --
   Other class                        $14,265              $17,457,553         $15,520,394
                                    =========            =============       =============
  Market Value:
   Class IA                                --                       --                  --
   Class IB                                --                       --                  --
   Other class                        $11,250              $14,549,101         $12,317,473
 Due from Hartford Life
  Insurance Company                        --                       --                  --
 Receivable from fund shares
  sold                                     --                    9,699               5,172
 Other assets                              --                       --                   3
                                    ---------            -------------       -------------
 Total Assets                          11,250               14,558,800          12,322,648
                                    ---------            -------------       -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        --                    9,699               5,172
 Payable for fund shares
  purchased                                --                       --                  --
 Other liabilities                         --                        2                  --
                                    ---------            -------------       -------------
 Total Liabilities                         --                    9,701               5,172
                                    ---------            -------------       -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $11,250              $14,549,099         $12,317,476
                                    =========            =============       =============

(a)  From inception May 1, 2008 to December 31, 2008.

(t)  Formerly reported as Dividend Growth.

(u) Formerly reported as Global Equity.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                   COLUMBIA MARSICO         COLUMBIA MARSICO
                                   FOCUSED EQUITIES              GROWTH
                                        VS FUND                  VS FUND
                                      SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                     --                       --
   Class IB                                     --                       --
   Other class                           1,012,224                  805,183
                                     =============            =============
  Cost:
   Class IA                                     --                       --
   Class IB                                     --                       --
   Other class                         $13,283,769              $10,778,889
                                     =============            =============
  Market Value:
   Class IA                                     --                       --
   Class IB                                     --                       --
   Other class                         $11,387,522              $10,829,713
 Due from Hartford Life
  Insurance Company                             --                    1,808
 Receivable from fund shares
  sold                                         559                       --
 Other assets                                   --                        1
                                     -------------            -------------
 Total Assets                           11,388,081               10,831,522
                                     -------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            559                       --
 Payable for fund shares
  purchased                                     --                    1,808
 Other liabilities                               9                       --
                                     -------------            -------------
 Total Liabilities                             568                    1,808
                                     -------------            -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $11,387,513              $10,829,714
                                     =============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                    OPPENHEIMER
                                  COLUMBIA MARSICO        COLUMBIA MARSICO            CAPITAL              OPPENHEIMER
                                    21ST CENTURY            MIDCAP GROWTH           APPRECIATION        GLOBAL SECURITIES
                                      VS FUND                  VS FUND                FUND/VA                FUND/VA
                                    SUB-ACCOUNT              SUB-ACCOUNT          SUB-ACCOUNT (A)        SUB-ACCOUNT (A)
----------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                   --                       --                    --                      --
   Class IB                                   --                       --                    --                      --
   Other class                           468,327                3,222,546                 4,766                 181,070
                                    ============            =============            ==========            ============
  Cost:
   Class IA                                   --                       --                    --                      --
   Class IB                                   --                       --                    --                      --
   Other class                        $3,687,236              $21,072,878              $185,318              $4,366,661
                                    ============            =============            ==========            ============
  Market Value:
   Class IA                                   --                       --                    --                      --
   Class IB                                   --                       --                    --                      --
   Other class                        $3,793,448              $13,599,144              $121,151              $3,625,014
 Due from Hartford Life
  Insurance Company                           --                       --                    --                  12,666
 Receivable from fund shares
  sold                                    15,863                    2,034                     6                      --
 Other assets                                  1                        3                    --                      --
                                    ------------            -------------            ----------            ------------
 Total Assets                          3,809,312               13,601,181               121,157               3,637,680
                                    ------------            -------------            ----------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       15,863                    2,034                     6                      --
 Payable for fund shares
  purchased                                   --                       --                    --                  12,666
 Other liabilities                            --                       --                    --                      14
                                    ------------            -------------            ----------            ------------
 Total Liabilities                        15,863                    2,034                     6                  12,680
                                    ------------            -------------            ----------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $3,793,449              $13,599,147              $121,151              $3,625,000
                                    ============            =============            ==========            ============

                                                          OPPENHEIMER
                                   OPPENHEIMER            MAIN STREET            OPPENHEIMER
                                   MAIN STREET             SMALL CAP                VALUE
                                    FUND(R)/VA             FUND(R)/VA              FUND/VA
                                 SUB-ACCOUNT (A)        SUB-ACCOUNT (A)        SUB-ACCOUNT (A)
-----------------------------  -----------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                      --                   --
   Class IB                                 --                      --                   --
   Other class                          27,985                 229,826                8,775
                                    ==========            ============            =========
  Cost:
   Class IA                                 --                      --                   --
   Class IB                                 --                      --                   --
   Other class                        $495,837              $3,011,128              $78,521
                                    ==========            ============            =========
  Market Value:
   Class IA                                 --                      --                   --
   Class IB                                 --                      --                   --
   Other class                        $403,550              $2,422,366              $59,582
 Due from Hartford Life
  Insurance Company                         --                   5,216                   --
 Receivable from fund shares
  sold                                     392                      --                    3
 Other assets                               --                      --                   --
                                    ----------            ------------            ---------
 Total Assets                          403,942               2,427,582               59,585
                                    ----------            ------------            ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        392                      --                    3
 Payable for fund shares
  purchased                                 --                   5,216                   --
 Other liabilities                          --                       7                   --
                                    ----------            ------------            ---------
 Total Liabilities                         392                   5,223                    3
                                    ----------            ------------            ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $403,550              $2,422,359              $59,582
                                    ==========            ============            =========

(a)  From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                      PUTNAM VT              PUTNAM VT
                                     DIVERSIFIED            GLOBAL ASSET
                                     INCOME FUND          ALLOCATION FUND
                                   SUB-ACCOUNT (A)        SUB-ACCOUNT (A)
----------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                    --
   Class IB                             1,156,722                 9,412
   Other class                                 --                    --
                                     ============            ==========
  Cost:
   Class IA                                    --                    --
   Class IB                            $8,063,595              $135,836
   Other class                                 --                    --
                                     ============            ==========
  Market Value:
   Class IA                                    --                    --
   Class IB                            $6,570,180              $102,589
   Other class                                 --                    --
 Due from Hartford Life
  Insurance Company                         8,635                    --
 Receivable from fund shares
  sold                                         --                     5
 Other assets                                  --                    --
                                     ------------            ----------
 Total Assets                           6,578,815               102,594
                                     ------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                     5
 Payable for fund shares
  purchased                                 8,635                    --
 Other liabilities                             --                    --
                                     ------------            ----------
 Total Liabilities                          8,635                     5
                                     ------------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $6,570,180              $102,589
                                     ============            ==========

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    PUTNAM VT                                                         JPMORGAN
                                  INTERNATIONAL          PUTNAM VT            PUTNAM VT           INSURANCE TRUST
                                   GROWTH AND          INTERNATIONAL          SMALL CAP               BALANCED
                                   INCOME FUND          EQUITY FUND           VALUE FUND           PORTFOLIO - 1
                                 SUB-ACCOUNT (A)      SUB-ACCOUNT (A)      SUB-ACCOUNT (A)          SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                --                   --                    --                      --
   Class IB                             5,704                8,160                 8,865                      --
   Other class                             --                   --                    --                 126,261
                                    =========            =========            ==========            ============
  Cost:
   Class IA                                --                   --                    --                      --
   Class IB                           $57,074              $91,000              $102,499                      --
   Other class                             --                   --                    --              $1,758,114
                                    =========            =========            ==========            ============
  Market Value:
   Class IA                                --                   --                    --                      --
   Class IB                           $40,729              $72,546               $75,622                      --
   Other class                             --                   --                    --              $1,299,224
 Due from Hartford Life
  Insurance Company                        --                   --                    --                      --
 Receivable from fund shares
  sold                                      2                    3                     3                      57
 Other assets                              --                   --                    --                      --
                                    ---------            ---------            ----------            ------------
 Total Assets                          40,731               72,549                75,625               1,299,281
                                    ---------            ---------            ----------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         2                    3                     3                      57
 Payable for fund shares
  purchased                                --                   --                    --                      --
 Other liabilities                         --                   --                    --                      --
                                    ---------            ---------            ----------            ------------
 Total Liabilities                          2                    3                     3                      57
                                    ---------            ---------            ----------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $40,729              $72,546               $75,622              $1,299,224
                                    =========            =========            ==========            ============

                                      JPMORGAN                 JPMORGAN                 JPMORGAN
                                   INSURANCE TRUST          INSURANCE TRUST          INSURANCE TRUST
                                      CORE BOND           DIVERSIFIED EQUITY        INTREPID MID CAP
                                    PORTFOLIO - 1            PORTFOLIO - 1            PORTFOLIO - 1
                                     SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                       --                       --
   Class IB                                    --                       --                       --
   Other class                          5,158,963                  696,861                  759,512
                                    =============            =============            =============
  Cost:
   Class IA                                    --                       --                       --
   Class IB                                    --                       --                       --
   Other class                        $57,534,074              $10,743,794              $13,313,388
                                    =============            =============            =============
  Market Value:
   Class IA                                    --                       --                       --
   Class IB                                    --                       --                       --
   Other class                        $56,439,051               $7,484,287               $7,534,356
 Due from Hartford Life
  Insurance Company                            --                      744                       --
 Receivable from fund shares
  sold                                      1,104                       --                      387
 Other assets                                   3                       --                       --
                                    -------------            -------------            -------------
 Total Assets                          56,440,158                7,485,031                7,534,743
                                    -------------            -------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         1,104                       --                      387
 Payable for fund shares
  purchased                                    --                      744                       --
 Other liabilities                             --                       --                       --
                                    -------------            -------------            -------------
 Total Liabilities                          1,104                      744                      387
                                    -------------            -------------            -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $56,439,054               $7,484,287               $7,534,356
                                    =============            =============            =============

(a)  From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                       JPMORGAN                 JPMORGAN
                                    INSURANCE TRUST          INSURANCE TRUST
                                     EQUITY INDEX            GOVERNMENT BOND
                                     PORTFOLIO - 1            PORTFOLIO - 1
                                      SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                     --                       --
   Class IB                                     --                       --
   Other class                           4,015,581                2,433,331
                                     =============            =============
  Cost:
   Class IA                                     --                       --
   Class IB                                     --                       --
   Other class                         $44,740,857              $27,374,370
                                     =============            =============
  Market Value:
   Class IA                                     --                       --
   Class IB                                     --                       --
   Other class                         $31,843,556              $28,980,976
 Due from Hartford Life
  Insurance Company                            622                    1,496
 Receivable from fund shares
  sold                                          --                       --
 Other assets                                   --                       --
                                     -------------            -------------
 Total Assets                           31,844,178               28,982,472
                                     -------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                             --                       --
 Payable for fund shares
  purchased                                    622                    1,496
 Other liabilities                               2                        1
                                     -------------            -------------
 Total Liabilities                             624                    1,497
                                     -------------            -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $31,843,554              $28,980,975
                                     =============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                              JPMORGAN                 JPMORGAN
                                      JPMORGAN             INSURANCE TRUST          INSURANCE TRUST
                                  INSURANCE TRUST            DIVERSIFIED              DIVERSIFIED           JENNISON 20/20
                                  INTREPID GROWTH          MID CAP GROWTH            MID CAP VALUE              FOCUS
                                   PORTFOLIO - 1            PORTFOLIO - 1            PORTFOLIO - 1            PORTFOLIO
                                    SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                   --                       --                       --                    --
   Class IB                                   --                       --                       --                    --
   Other class                           295,199                  842,325                1,456,103                23,459
                                    ============            =============            =============            ==========
  Cost:
   Class IA                                   --                       --                       --                    --
   Class IB                                   --                       --                       --                    --
   Other class                        $4,331,955              $15,002,517              $16,689,435              $309,731
                                    ============            =============            =============            ==========
  Market Value:
   Class IA                                   --                       --                       --                    --
   Class IB                                   --                       --                       --                    --
   Other class                        $2,910,662               $7,926,275               $6,508,780              $212,539
 Due from Hartford Life
  Insurance Company                           --                      553                       --                    --
 Receivable from fund shares
  sold                                     2,300                       --                    2,210                    10
 Other assets                                 --                       --                       --                    --
                                    ------------            -------------            -------------            ----------
 Total Assets                          2,912,962                7,926,828                6,510,990               212,549
                                    ------------            -------------            -------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        2,300                       --                    2,210                    10
 Payable for fund shares
  purchased                                   --                      553                       --                    --
 Other liabilities                            --                       --                       --                    --
                                    ------------            -------------            -------------            ----------
 Total Liabilities                         2,300                      553                    2,210                    10
                                    ------------            -------------            -------------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $2,910,662               $7,926,275               $6,508,780              $212,539
                                    ============            =============            =============            ==========


                                                                              PRUDENTIAL
                                                          PRUDENTIAL            SERIES
                                     JENNISON               VALUE            INTERNATIONAL
                                    PORTFOLIO             PORTFOLIO             GROWTH
                                   SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                    --                 --
   Class IB                                 --                    --                 --
   Other class                          20,252                10,517              1,286
                                    ==========            ==========            =======
  Cost:
   Class IA                                 --                    --                 --
   Class IB                                 --                    --                 --
   Other class                        $492,387              $203,545             $9,076
                                    ==========            ==========            =======
  Market Value:
   Class IA                                 --                    --                 --
   Class IB                                 --                    --                 --
   Other class                        $292,844              $114,639             $4,335
 Due from Hartford Life
  Insurance Company                         --                    --                 --
 Receivable from fund shares
  sold                                      20                     5                 --
 Other assets                               --                    --                 --
                                    ----------            ----------            -------
 Total Assets                          292,864               114,644              4,335
                                    ----------            ----------            -------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         20                     5                 --
 Payable for fund shares
  purchased                                 --                    --                 --
 Other liabilities                          --                    --                 --
                                    ----------            ----------            -------
 Total Liabilities                          20                     5                 --
                                    ----------            ----------            -------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $292,844              $114,639             $4,335
                                    ==========            ==========            =======

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                      LEGG MASON              LEGG MASON
                                  PARTNERS VARIABLE       PARTNERS VARIABLE
                                  CAPITAL AND INCOME      FUNDAMENTAL VALUE
                                      PORTFOLIO               PORTFOLIO
                                     SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                   --                       --
   Class IB                                   --                       --
   Other class                            10,147                   71,229
                                      ==========             ============
  Cost:
   Class IA                                   --                       --
   Class IB                                   --                       --
   Other class                          $147,856               $1,695,377
                                      ==========             ============
  Market Value:
   Class IA                                   --                       --
   Class IB                                   --                       --
   Other class                           $79,049                 $955,896
 Due from Hartford Life
  Insurance Company                           --                       --
 Receivable from fund shares
  sold                                       593                      625
 Other assets                                 --                        1
                                      ----------             ------------
 Total Assets                             79,642                  956,522
                                      ----------             ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          593                      625
 Payable for fund shares
  purchased                                   --                       --
 Other liabilities                             1                       --
                                      ----------             ------------
 Total Liabilities                           594                      625
                                      ----------             ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                            $79,048                 $955,897
                                      ==========             ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    LEGG MASON
                                PARTNERS VARIABLE         LEGG MASON           VAN KAMPEN LIT
                                   GLOBAL HIGH        PARTNERS VARIABLE          GROWTH AND           VAN KAMPEN LIT
                                    YIELD BOND            INVESTORS                INCOME                COMSTOCK
                                    PORTFOLIO             PORTFOLIO              PORTFOLIO              PORTFOLIO
                                   SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT (V)        SUB-ACCOUNT (W)
-----------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                    --                      --                    --
   Class IB                                 --                    --                      --                    --
   Other class                          12,017                33,136                  60,855                36,281
                                    ==========            ==========            ============            ==========
  Cost:
   Class IA                                 --                    --                      --                    --
   Class IB                                 --                    --                      --                    --
   Other class                        $100,589              $433,845              $1,056,462              $519,120
                                    ==========            ==========            ============            ==========
  Market Value:
   Class IA                                 --                    --                      --                    --
   Class IB                                 --                    --                      --                    --
   Other class                         $63,689              $336,664                $834,319              $298,231
 Due from Hartford Life
  Insurance Company                         --                    --                   5,724                    --
 Receivable from fund shares
  sold                                      --                    14                      --                    16
 Other assets                               --                    --                      --                    --
                                    ----------            ----------            ------------            ----------
 Total Assets                           63,689               336,678                 840,043               298,247
                                    ----------            ----------            ------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                    14                      --                    16
 Payable for fund shares
  purchased                                 --                    --                   5,724                    --
 Other liabilities                          --                    --                      --                    --
                                    ----------            ----------            ------------            ----------
 Total Liabilities                          --                    14                   5,724                    16
                                    ----------            ----------            ------------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                 $63,689              $336,664                $834,319              $298,231
                                    ==========            ==========            ============            ==========


                                   WELLS FARGO         WELLS FARGO         WELLS FARGO
                                  ADVANTAGE VT        ADVANTAGE VT        ADVANTAGE VT
                                      ASSET           TOTAL RETURN           EQUITY
                                 ALLOCATION FUND        BOND FUND          INCOME FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                --                 --                   --
   Class IB                                --                 --                   --
   Other class                          1,030                893                1,746
                                    =========            =======            =========
  Cost:
   Class IA                                --                 --                   --
   Class IB                                --                 --                   --
   Other class                        $12,433             $8,882              $27,753
                                    =========            =======            =========
  Market Value:
   Class IA                                --                 --                   --
   Class IB                                --                 --                   --
   Other class                         $9,592             $8,659              $17,249
 Due from Hartford Life
  Insurance Company                        --                 --                   --
 Receivable from fund shares
  sold                                     --                 --                    1
 Other assets                              --                 --                   --
                                    ---------            -------            ---------
 Total Assets                           9,592              8,659               17,250
                                    ---------            -------            ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        --                 --                    1
 Payable for fund shares
  purchased                                --                 --                   --
 Other liabilities                         --                 --                   --
                                    ---------            -------            ---------
 Total Liabilities                         --                 --                    1
                                    ---------            -------            ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                 $9,592             $8,659              $17,249
                                    =========            =======            =========

(v)  Formerly reported as Growth and Income.

(w) Formerly reported as Comstock.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                    WELLS FARGO          WELLS FARGO
                                   ADVANTAGE VT         ADVANTAGE VT
                                   C&B LARGE CAP        INTERNATIONAL
                                    VALUE FUND            CORE FUND
                                    SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                --                    --
   Class IB                                --                    --
   Other class                            714                 1,554
                                      =======             =========
  Cost:
   Class IA                                --                    --
   Class IB                                --                    --
   Other class                         $7,689               $12,118
                                      =======             =========
  Market Value:
   Class IA                                --                    --
   Class IB                                --                    --
   Other class                         $5,019                $7,162
 Due from Hartford Life
  Insurance Company                        --                    --
 Receivable from fund shares
  sold                                     --                    --
 Other assets                              --                    --
                                      -------             ---------
 Total Assets                           5,019                 7,162
                                      -------             ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        --                    --
 Payable for fund shares
  purchased                                --                    --
 Other liabilities                         --                    --
                                      -------             ---------
 Total Liabilities                         --                    --
                                      -------             ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $5,019                $7,162
                                      =======             =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   WELLS FARGO          WELLS FARGO                                 RIDGEWORTH
                                  ADVANTAGE VT         ADVANTAGE VT          WELLS FARGO          VARIABLE TRUST
                                  LARGE COMPANY          SMALL CAP          ADVANTAGE VT         LARGE CAP GROWTH
                                   GROWTH FUND          GROWTH FUND        DISCOVERY FUND           STOCK FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT (K)       SUB-ACCOUNT (L)
--------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                               --                    --                  --                       --
   Class IB                               --                    --                  --                       --
   Other class                           863                 1,564                 170                  389,325
                                     =======             =========             =======             ============
  Cost:
   Class IA                               --                    --                  --                       --
   Class IB                               --                    --                  --                       --
   Other class                        $7,519               $12,416              $2,800               $5,903,985
                                     =======             =========             =======             ============
  Market Value:
   Class IA                               --                    --                  --                       --
   Class IB                               --                    --                  --                       --
   Other class                        $5,418                $6,505              $1,898               $3,527,282
 Due from Hartford Life
  Insurance Company                       --                    --                  --                       --
 Receivable from fund shares
  sold                                    --                    --                  --                      201
 Other assets                             --                    --                  --                       --
                                     -------             ---------             -------             ------------
 Total Assets                          5,418                 6,505               1,898                3,527,483
                                     -------             ---------             -------             ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       --                    --                  --                      201
 Payable for fund shares
  purchased                               --                    --                  --                       --
 Other liabilities                        --                    --                  --                       --
                                     -------             ---------             -------             ------------
 Total Liabilities                        --                    --                  --                      201
                                     -------             ---------             -------             ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $5,418                $6,505              $1,898               $3,527,282
                                     =======             =========             =======             ============

                                    RIDGEWORTH             RIDGEWORTH              RIDGEWORTH
                                  VARIABLE TRUST         VARIABLE TRUST          VARIABLE TRUST
                                  LARGE CAP CORE          MID-CAP CORE          LARGE CAP VALUE
                                   EQUITY FUND            EQUITY FUND             EQUITY FUND
                                 SUB-ACCOUNT (M)        SUB-ACCOUNT (N)         SUB-ACCOUNT (O)
-----------------------------  --------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                      --                      --
   Class IB                                 --                      --                      --
   Other class                         106,238                 150,773                 342,190
                                    ==========            ============            ============
  Cost:
   Class IA                                 --                      --                      --
   Class IB                                 --                      --                      --
   Other class                        $976,242              $1,551,448              $5,124,803
                                    ==========            ============            ============
  Market Value:
   Class IA                                 --                      --                      --
   Class IB                                 --                      --                      --
   Other class                        $714,981                $952,887              $3,661,430
 Due from Hartford Life
  Insurance Company                         --                      --                      --
 Receivable from fund shares
  sold                                      39                      52                     191
 Other assets                               --                      --                       2
                                    ----------            ------------            ------------
 Total Assets                          715,020                 952,939               3,661,623
                                    ----------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         39                      52                     191
 Payable for fund shares
  purchased                                 --                      --                      --
 Other liabilities                          --                      --                      --
                                    ----------            ------------            ------------
 Total Liabilities                          39                      52                     191
                                    ----------            ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $714,981                $952,887              $3,661,432
                                    ==========            ============            ============

(k) Funded as of February 12, 2008.

(l) Formerly STI Classic VT Large Cap Growth Stock Fund. Change effective May 1, 2008.

(m) Formerly STI Classic VT Large Cap Core Equity Fund. Change effective May 1, 2008.

(n) Formerly STI Classic VT Mid-Cap Core Equity Fund. Change effective May 1, 2008.

(o) Formerly STI Classic VT Large Cap Value Equity Fund. Change effective May 1, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                             UNITS           MINIMUM                MAXIMUM
                                                           OWNED BY            UNIT                   UNIT           CONTRACT
                                                         PARTICIPANTS      FAIR VALUE #           FAIR VALUE #       LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
DEFERRED ANNUITY CONTRACTS IN THE ACCUMULATION PERIOD
 (BY SUB-ACCOUNT):
AllianceBernstein VPS Balanced Wealth Strategy
 Portfolio -- Class B                                           162,206         $7.327822   to         $7.429046       $1,197,637
AllianceBernstein VPS International Value Portfolio --
 Class B                                                        671,581          5.088962   to          5.159378        3,443,863
AllianceBernstein VPS Small/Mid-Cap Value Portfolio --
 Class B                                                         85,144          6.627915   to          6.719459          568,356
AllianceBernstein VPS Value Portfolio -- Class B                 13,909          6.350732   to          6.414435           88,914
AllianceBernstein VPS International Growth Portfolio
 -- Class B                                                     141,573          5.397825   to          5.454337          769,233
AIM V.I. Basic Value Fund -- Class S1                        48,428,104          0.665662   to          0.743126       33,715,390
AIM V.I. Capital Appreciation Fund -- Class S1               22,091,371          0.569159   to          0.915334       18,600,029
AIM V.I. Capital Appreciation Fund -- Class S2                   24,147          6.476319   to          6.563072          157,315
AIM V.I. Core Equity Fund -- Class S1                         9,231,523          0.633309   to          8.890218       69,710,463
AIM V.I. Core Equity Fund -- Class S2                            74,491          7.222139   to          7.276370          539,361
AIM V.I. Government Securities Fund -- Class S1             326,226,990          1.198564   to          1.337969      410,581,550
AIM V.I. High Yield Fund -- Class S1                            793,824          0.909386   to          0.960119          741,459
AIM V.I. International Growth Fund -- Class S1               38,678,931          1.289787   to          1.426724       52,635,411
AIM V.I. International Growth Fund -- Class S2                  568,864          6.348755   to          6.433855        3,638,053
AIM V.I. Mid Cap Core Equity Fund -- Class S1                58,948,855          1.167979   to          1.303837       72,040,523
AIM V.I. Small Cap Equity Fund -- Class S1                    3,140,803          9.512314   to         10.335807       31,061,572
AIM V.I. Small Cap Equity Fund -- Class S2                       49,361          7.474579   to          7.549483          371,437
AIM V.I. Large Cap Growth Fund -- Class S1                    1,631,068          7.611709   to          7.970578       12,742,744
AIM V.I. Capital Development Fund -- Class S1                    79,084          5.060475   to          5.115978          402,339
AIM V.I. Capital Development Fund -- Class S2                    20,899          5.867133   to          5.911614          122,931
American Funds Global Bond Fund -- Class 2                    7,334,791         10.931491   to         11.355894       81,616,048
American Funds Global Growth and Income Fund -- Class
 2                                                           12,566,952          6.817920   to          7.143265       87,648,558
American Funds Asset Allocation Fund -- Class 2              30,909,506          9.105509   to         11.032179      300,184,763
American Funds Blue Chip Income and Growth Fund --
 Class 2                                                    173,546,310          0.708958   to          0.793293      129,200,290
American Funds Bond Fund -- Class 2                          24,887,910         11.336185   to         13.450287      305,235,650
American Funds Global Growth Fund -- Class 2                  9,075,313          7.177236   to         11.181017       86,888,793
American Funds Growth Fund -- Class 2                        91,390,725          5.694785   to          9.465758      673,602,575
American Funds Growth-Income Fund -- Class 2                 76,782,130          8.243204   to         10.300888      678,235,589
American Funds International Fund -- Class 2                 21,048,152          7.140203   to         11.160748      200,453,828
American Funds New World Fund -- Class 2                      4,592,275         14.217246   to         17.860675       71,747,350
American Funds Global Small Capitalization Fund --
 Class 2                                                      5,977,485          7.836227   to         11.712875       58,996,776
BB&T Mid Cap Growth VIF                                          25,459          5.680961   to          5.704645          145,032
BB&T Capital Manager Equity VIF                                      33          6.658485   to          6.658485              216
BB&T Large Cap VIF                                                1,486          6.764032   to          6.764032           10,049
BB&T Special Opportunities Equity VIF                           172,869          6.652817   to          6.719519        1,158,160
BB&T Total Return Bond VIF                                       56,833          9.941791   to         10.041380          569,209
Columbia Asset Allocation VS Fund -- Class A                  5,184,306          0.787961   to          0.831921        4,221,161
Columbia Small Company Growth VS Fund -- Class A             11,231,117          0.744658   to          0.788228        8,621,503
Columbia Large Cap Value VS Fund -- Class A                  18,902,033          0.768066   to          0.812983       14,951,080
Evergreen VA Diversified Capital Builder Fund -- Class
 I                                                              754,270          0.545565   to          5.849215          463,210
Evergreen VA Growth Fund -- Class I                           1,898,376          0.613641   to          0.913474        1,354,863

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                             UNITS           MINIMUM                MAXIMUM
                                                           OWNED BY            UNIT                   UNIT           CONTRACT
                                                         PARTICIPANTS      FAIR VALUE #           FAIR VALUE #       LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
Evergreen VA International Equity Fund -- Class I             1,924,883         $0.756032   to         $6.310104       $1,725,818
Evergreen VA Omega Fund -- Class I                              278,910          0.494777   to          8.077427          161,397
Evergreen VA Special Values Fund -- Class I                  11,495,971          0.958172   to          7.101381       12,648,678
Evergreen VA Fundamental Large Cap Fund -- Class I            2,582,100          0.874909   to          7.417026        3,232,505
Fidelity VIP Growth Portfolio -- Class SRV2                      41,141          5.802725   to          5.861477          240,121
Fidelity VIP Contrafund(R) Portfolio -- Class SRV2            1,248,240          6.291088   to          6.378773        7,911,864
Fidelity VIP Mid Cap Portfolio -- Class SRV2                    880,757          6.374875   to          6.461003        5,653,528
Fidelity VIP Value Strategies Portfolio -- Class SRV2            55,063          5.294088   to          5.349991          293,273
Fidelity VIP Dynamic Capital Appreciation Portfolio --
 Class SRV2                                                      15,435          6.356132   to          6.404294           98,320
Franklin Rising Dividends Securities Fund -- Class 2         25,327,427         10.091165   to         11.038764      267,577,826
Franklin Income Securities Fund -- Class 2                   74,762,461         10.385353   to         11.516028      817,282,689
Franklin Income Securities Fund -- Class 4                    2,617,706          7.187168   to          7.262802       18,955,727
Franklin Large Cap Growth Securities Fund -- Class 2          6,151,268          7.561687   to          8.326926       48,686,905
Franklin Global Real Estate Securities Fund -- Class
 2                                                              136,942         10.630848   to         12.606898        1,680,905
Franklin Small-Mid Cap Growth Securities Fund -- Class
 2                                                           10,710,424          4.482015   to          8.432728       68,351,095
Franklin Small-Mid Cap Growth Securities Fund -- Class
 4                                                              109,452          6.393267   to          6.457952          703,218
Franklin Small Cap Value Securities Fund -- Class 2             786,113          6.021529   to          6.154292        4,775,481
Franklin Small Cap Value Securities Fund -- Class 4             218,585          6.941854   to          7.012100        1,527,056
Franklin Strategic Income Securities Fund -- Class 1         14,458,930         12.729023   to         15.164639      197,707,854
Franklin Strategic Income Securities Fund -- Class 2              9,809          8.742017   to          8.778651           85,975
Franklin Strategic Income Securities Fund -- Class 4          1,177,708          8.652237   to          8.739521       10,266,057
Mutual Shares Securities Fund -- Class 2                     41,044,175          9.863136   to         12.750001      444,794,796
Mutual Shares Securities Fund -- Class 4                      1,417,786          6.647506   to          6.717539        9,496,138
Templeton Developing Markets Securities Fund -- Class
 1                                                            2,840,499         11.346798   to         14.597511       36,904,359
Templeton Developing Markets Securities Fund -- Class
 2                                                                  546          5.104258   to          5.104258            2,787
Templeton Developing Markets Securities Fund -- Class
 4                                                              230,796          5.029468   to          5.080359        1,167,422
Templeton Foreign Securities Fund -- Class 2                 17,921,873          8.211268   to         10.037945      159,698,372
Templeton Foreign Securities Fund -- Class 4                     99,583          6.353110   to          6.417326          636,591
Templeton Global Asset Allocation Fund -- Class 2               132,903         11.809477   to         13.972496        1,703,301
Templeton Growth Securities Fund -- Class 2                  33,253,036          8.149626   to         10.130564      299,099,678
Templeton Growth Securities Fund -- Class 4                     682,129          6.288191   to          6.354434        4,318,202
Mutual Discovery Securities Fund -- Class 2                   7,994,383         14.666576   to         16.043394      122,578,445
Mutual Discovery Securities Fund -- Class 4                     401,417          7.493064   to          7.571909        3,028,282
Franklin Flex Cap Growth Securities Fund -- Class 2           2,079,011          7.491831   to          7.981607       16,025,465
Franklin Flex Cap Growth Securities Fund -- Class 4              45,008          7.183258   to          7.255906          325,087
Franklin Large Cap Value Securities Fund -- Class 2             854,493          7.106541   to          7.585679        6,267,170
Templeton Global Income Securities Fund -- Class 2                  843          9.955924   to          9.955924            8,389
Templeton Global Income Securities Fund -- Class 4              553,845          9.822923   to          9.921998        5,480,399
Hartford Advisers HLS Fund -- Class IA                          131,083          7.150381   to          7.222661          943,619
Hartford Advisers HLS Fund -- Class IB                       20,340,254          0.719130   to          0.905287       15,454,287
Hartford LargeCap Growth HLS Fund -- Class IA                     5,046          6.272651   to          6.314875           31,774
Hartford Total Return Bond HLS Fund -- Class IA               4,194,121          8.939674   to          9.060101       37,788,357
Hartford Total Return Bond HLS Fund -- Class IB              47,395,904          1.105264   to          1.371676       54,137,235
Hartford Capital Appreciation HLS Fund -- Class IA            6,866,286          5.781273   to          5.861911       40,017,822
Hartford Capital Appreciation HLS Fund -- Class IB           31,603,380          0.848255   to          1.449484       29,436,538
Hartford Dividend and Growth HLS Fund -- Class IA             3,857,194          7.088552   to          7.184273       27,558,538
Hartford Dividend and Growth HLS Fund -- Class IB            28,457,341          0.889157   to          1.116938       26,261,370

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                             UNITS           MINIMUM                MAXIMUM
                                                           OWNED BY            UNIT                   UNIT           CONTRACT
                                                         PARTICIPANTS      FAIR VALUE #           FAIR VALUE #       LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
Hartford Fundamental Growth HLS Fund -- Class IA                 14,614         $6.193128   to         $6.234829          $90,895
Hartford Fundamental Growth HLS Fund -- Class IB                  2,759          0.746149   to          0.746149            2,059
Hartford Global Advisers HLS Fund -- Class IB                    84,314          1.487931   to          1.508217          126,714
Hartford Global Equity HLS Fund -- Class IA                       6,609          6.121982   to          6.121982           40,463
Hartford Global Equity HLS Fund -- Class IB                      35,039          6.098927   to          6.147729          215,285
Hartford Global Health HLS Fund -- Class IB                     201,819          1.560245   to          1.605923          323,713
Hartford Global Growth HLS Fund -- Class IA                      14,180          5.357859   to          5.371371           76,124
Hartford Global Growth HLS Fund -- Class IB                     598,459          1.137918   to          1.183214          707,079
Hartford Disciplined Equity HLS Fund -- Class IA                512,698          6.769289   to          6.860722        3,498,470
Hartford Disciplined Equity HLS Fund -- Class IB                429,863          0.877925   to          0.912871          391,963
Hartford Growth HLS Fund -- Class IA                             44,833          6.519796   to          6.607896          294,950
Hartford Growth HLS Fund -- Class IB                             31,513          0.862478   to          0.862478           27,179
Hartford Growth Opportunities HLS Fund -- Class IA            1,430,962          5.991598   to          6.075105        8,642,930
Hartford Growth Opportunities HLS Fund -- Class IB               63,787          1.039044   to          1.073888           68,053
Hartford High Yield HLS Fund -- Class IA                         85,798          7.575364   to          7.677483          654,531
Hartford High Yield HLS Fund -- Class IB                        216,357          0.990614   to          1.030041          221,756
Hartford Index HLS Fund -- Class IB                             106,592          3.235025   to          3.363785          357,948
Hartford International Growth HLS Fund -- Class IA               29,628          4.837910   to          4.903365          144,311
Hartford International Growth HLS Fund -- Class IB              116,245          0.805814   to          0.835741           96,590
Hartford International Small Company HLS Fund -- Class
 IB                                                              47,992          1.361330   to          1.361330           65,334
Hartford International Opportunities HLS Fund -- Class
 IA                                                             310,707          6.188370   to          6.271971        1,937,034
Hartford International Opportunities HLS Fund -- Class
 IB                                                           4,451,079          0.962384   to          1.062596        4,461,473
Hartford MidCap Growth HLS Fund -- Class IA                     111,889          5.693823   to          5.770819          641,623
Hartford MidCap Growth HLS Fund -- Class IB                      15,368          5.871243   to          5.906797           90,325
Hartford MidCap HLS Fund -- Class IB                            581,250          2.831583   to          2.870203        1,667,174
Hartford MidCap Value HLS Fund -- Class IB                      161,982          0.975511   to          1.011759          162,966
Hartford Money Market HLS Fund -- Class IA                  464,578,214          1.030094   to         10.045334      531,742,631
Hartford Money Market HLS Fund -- Class IB                   27,432,772          0.989484   to          1.203662       28,050,986
Hartford SmallCap Value HLS Fund -- Class IB                     21,810          7.535915   to          7.573923          164,848
Hartford Small Company HLS Fund -- Class IA                     142,550          6.597309   to          6.664054          945,543
Hartford Small Company HLS Fund -- Class IB                   3,616,897          0.889390   to          1.168364        3,438,451
Hartford SmallCap Growth HLS Fund -- Class IA                    39,846          6.846178   to          6.938674          274,756
Hartford SmallCap Growth HLS Fund -- Class IB                    50,100          0.808833   to          0.835944           41,875
Hartford Stock HLS Fund -- Class IA                              49,023          6.216238   to          6.263381          306,629
Hartford Stock HLS Fund -- Class IB                          19,011,012          0.559049   to          0.714561       11,354,168
Hartford U.S. Government Securities HLS Fund -- Class
 IA                                                             289,666          9.528529   to          9.624617        2,781,369
Hartford U.S. Government Securities HLS Fund -- Class
 IB                                                             933,488          1.070749   to          1.106661        1,026,137
Hartford Value HLS Fund -- Class IA                              27,198          7.027403   to          7.098480          192,670
Hartford Value HLS Fund -- Class IB                              33,215          0.917040   to          0.927671           30,568
Hartford Value Opportunities HLS Fund -- Class IA                12,113          6.304630   to          6.368473           76,799
Hartford Value Opportunities HLS Fund -- Class IB                33,806          0.836856   to          0.864920           28,846
Hartford Equity Income HLS Fund -- Class IA                      25,726          7.663732   to          7.747694          197,958
Hartford Equity Income HLS Fund -- Class IB                      25,659          1.016830   to          1.043394           26,225
American Funds Asset Allocation HLS Fund -- Class IB            657,572          7.192825   to          7.250974        4,756,804
American Funds Blue Chip Income and Growth HLS Fund --
 Class IB                                                       366,599          6.626079   to          6.679716        2,440,396
American Funds Bond HLS Fund -- Class IB                      1,451,874          8.832849   to          8.904119       12,902,737
American Funds Global Bond HLS Fund -- Class IB                 279,328          9.689117   to          9.767251        2,721,688

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                             UNITS           MINIMUM                MAXIMUM
                                                           OWNED BY            UNIT                   UNIT           CONTRACT
                                                         PARTICIPANTS      FAIR VALUE #           FAIR VALUE #       LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth and Income HLS Fund --
 Class IB                                                     1,150,363         $5.958336   to         $6.006580       $6,891,232
American Funds Global Growth HLS Fund -- Class IB               264,144          6.300038   to          6.351012        1,673,223
American Funds Global Small Capitalization HLS Fund --
 Class IB                                                       520,456          5.013031   to          5.053663        2,622,803
American Funds Growth HLS Fund -- Class IB                    3,301,903          5.783494   to          5.832309       19,213,474
American Funds Growth-Income HLS Fund -- Class IB             2,018,173          6.395572   to          6.447345       12,978,183
American Funds International HLS Fund -- Class IB             1,950,069          5.990544   to          6.039025       11,752,320
American Funds New World HLS Fund -- Class IB                   574,364          5.905372   to          5.953164        3,409,654
Huntington VA Income Equity Fund                              1,201,639          0.835090   to          9.000740        1,948,340
Huntington VA Dividend Capture Fund                           2,597,572          1.010235   to         10.390814        6,019,722
Huntington VA Growth Fund                                     1,539,639          0.622655   to          8.780391        1,918,602
Huntington VA Mid Corp America Fund                           1,169,263          1.066714   to         11.154446        3,291,053
Huntington VA New Economy Fund                                1,493,938          0.882906   to          9.379736        2,815,072
Huntington VA Rotating Markets Fund                             446,466          0.921840   to         10.756810        1,149,856
Huntington VA International Equity Fund                       1,488,256          0.992130   to          9.499496        3,605,752
Huntington VA Macro 100 Fund                                  1,225,651          0.686243   to          7.579899          943,741
Huntington VA Mortgage Securities Fund                          816,450          1.067436   to         10.803418        2,494,020
Huntington VA Situs Fund                                      4,390,238          0.816019   to          6.571252        3,928,069
Lord Abbett America's Value Portfolio -- Class VC                86,092          7.801894   to          7.906371          676,928
Lord Abbett Bond-Debenture Portfolio -- Class VC                699,991          8.262872   to          8.373519        5,824,862
Lord Abbett Growth and Income Portfolio -- Class VC             255,356          6.848122   to          6.916778        1,761,482
MFS(R) Core Equity Series -- Class INIT                       1,124,919          4.353958   to          6.894720        6,297,672
MFS(R) Growth Series -- Class INIT                            2,274,432          3.909155   to          6.530042       12,067,667
MFS(R) Growth Series -- Class SRV                                15,449          6.723051   to          6.813219          104,569
MFS(R) Global Equity Series -- Class INIT                       749,303          9.228134   to         11.782035        7,703,651
MFS(R) High Income Series -- Class INIT                       5,703,115          8.478974   to          9.719249       50,830,016
MFS(R) Investors Growth Stock Series -- Class INIT            2,423,874          4.248537   to          6.184005       12,657,141
MFS(R) Investors Trust Series -- Class INIT                  16,646,176          6.505269   to          8.149753      116,369,433
MFS(R) Investors Trust Series -- Class SRV                        8,861          7.080043   to          7.133283           63,059
MFS(R) Mid Cap Growth Series -- Class INIT                    5,647,082          2.933931   to          3.324203       17,681,671
MFS(R) New Discovery Series -- Class INIT                     8,465,121          5.168903   to          9.400994       58,701,326
MFS(R) Total Return Series -- Class INIT                     34,253,445         10.012378   to         12.666027      376,536,078
MFS(R) Total Return Series -- Class SRV                         505,795          7.960270   to          8.066907        4,053,556
MFS(R) Value Series -- Class INIT                             4,969,397         11.556828   to         12.641840       59,955,477
MFS(R) Value Series -- Class SRV                                898,053          7.204764   to          7.301353        6,518,067
MFS(R) Research Bond Series -- Class INIT                     4,174,817          9.750337   to         10.403409       41,915,238
MFS(R) Research Bond Series -- Class SRV                         35,338          9.473703   to          9.568638          337,184
MFS(R) Research International Series -- Class INIT            2,272,688          8.987191   to          9.566686       21,055,601
MFS(R) Research Series -- Class INIT                            277,826          7.797435   to          8.307570        2,224,424
BlackRock Global Growth V.I. Fund -- Class I                      3,119         10.185255   to         10.466966           31,960
BlackRock Large Cap Growth V.I. Fund -- Class I                  67,903          6.082537   to          7.557161          475,749
Van Kampen -- UIF International Growth Equity
 Portfolio -- Class II                                            3,434          6.635832   to          6.694338           22,828
Van Kampen -- UIF Mid Cap Growth Portfolio -- Class
 II                                                             136,135          5.790212   to          5.867795          794,251
Van Kampen -- UIF U.S. Mid Cap Value Portfolio --
 Class II                                                        59,488          6.255779   to          7.993753          377,827
Morgan Stanley -- Focus Growth Portfolio -- Class Y                 818          3.850448   to          3.850448            3,149
Morgan Stanley -- Capital Opportunities Portfolio --
 Class Y                                                         49,549          2.571081   to          2.719763          131,135

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                             UNITS           MINIMUM                MAXIMUM
                                                           OWNED BY            UNIT                   UNIT           CONTRACT
                                                         PARTICIPANTS      FAIR VALUE #           FAIR VALUE #       LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley -- Mid Cap Growth Portfolio -- Class Y             1,674         $5.538087   to         $5.858325           $9,698
Morgan Stanley -- Flexible Income Portfolio -- Class
 Y                                                                3,868          9.088189   to          9.117210           35,243
Morgan Stanley -- Dividend Growth Portfolio -- Class
 Y                                                                  602          8.005295   to          8.005295            4,818
Morgan Stanley -- Global Equity Portfolio -- Class Y              1,426          6.338401   to          6.606951            9,264
MTB Large Cap Growth Fund II                                     24,857          6.692300   to          6.736962          167,267
MTB Large Cap Value Fund II                                      29,834          6.551149   to          6.594862          196,544
MTB Moderate Growth Fund II                                       1,506          7.468262   to          7.468262           11,250
Columbia Marsico International Opportunities VS Fund
 -- Class B                                                  13,963,158          1.012127   to          1.071276       14,549,099
Columbia High Yield VS Fund                                  10,845,110          1.100653   to          1.164936       12,317,476
Columbia Marsico Focused Equities VS Fund -- Class A         14,430,400          0.763373   to          0.808002       11,387,513
Columbia Marsico Growth VS Fund -- Class A                   13,985,416          0.753832   to          0.795926       10,829,714
Columbia Marsico 21st Century VS Fund -- Class A              3,447,657          1.065417   to          1.127674        3,793,449
Columbia Marsico Midcap Growth VS Fund -- Class A            23,779,874          0.555411   to          0.587876       13,599,147
Oppenheimer Capital Appreciation Fund/VA -- Class SRV            20,118          5.985860   to          6.045910          121,151
Oppenheimer Global Securities Fund/VA -- Class SRV              555,494          6.480915   to          6.567771        3,625,000
Oppenheimer Main Street Fund(R)/VA -- Class SRV                  59,943          6.705097   to          6.755457          403,550
Oppenheimer Main Street Small Cap Fund(R)/VA -- Class
 SRV                                                            359,086          6.698951   to          6.788641        2,422,359
Oppenheimer Value Fund/VA -- Class SRV                            9,436          6.282392   to          6.345401           59,582
Putnam VT Diversified Income Fund -- Class IB                   925,486          7.045284   to          7.140272        6,570,180
Putnam VT Global Asset Allocation Fund -- Class IB               14,862          6.860423   to          6.929740          102,589
Putnam VT International Growth and Income Fund --
 Class IB                                                         6,937          5.844073   to          5.888359           40,729
Putnam VT International Equity Fund -- Class IB                  11,979          6.018823   to          6.082250           72,546
Putnam VT Small Cap Value Fund -- Class IB                       11,498          6.560349   to          6.598994           75,622
JPMorgan Insurance Trust Balanced Portfolio - 1                 146,483          7.830554   to          8.990880        1,299,224
JPMorgan Insurance Trust Core Bond Portfolio - 1              5,156,611          9.671833   to         16.327571       56,439,054
JPMorgan Insurance Trust Diversified Equity Portfolio
 - 1                                                            860,583          8.300173   to         13.542527        7,484,287
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio -
 1                                                              850,965          6.584381   to         19.666866        7,534,356
JPMorgan Insurance Trust Equity Index Portfolio - 1           3,976,359          6.841823   to          8.103676       31,843,554
JPMorgan Insurance Trust Government Bond Portfolio -
 1                                                            2,438,346         10.476460   to         12.038210       28,980,975
JPMorgan Insurance Trust Intrepid Growth Portfolio -
 1                                                              385,721          7.208078   to         11.027385        2,910,662
JPMorgan Insurance Trust Diversified Mid Cap Growth
 Portfolio - 1                                                  983,108          6.298312   to          8.181217        7,926,275
JPMorgan Insurance Trust Diversified Mid Cap Value
 Portfolio - 1                                                  745,447          6.922182   to         13.984447        6,508,780
Jennison 20/20 Focus Portfolio -- Class II                      104,871          0.883954   to          9.158214          212,539
Jennison Portfolio -- Class II                                  221,202          0.595194   to          4.468193          292,844
Prudential Value Portfolio -- Class II                          146,144          0.760203   to          0.803702          114,639
Prudential Series International Growth -- Class II                6,472          0.661706   to          0.687546            4,335
Legg Mason Partners Variable Capital and Income
 Portfolio -- Class I                                            12,313          6.420171   to          6.420171           79,048
Legg Mason Partners Variable Fundamental Value
 Portfolio -- Class I                                           154,958          6.116948   to          6.170510          955,897
Legg Mason Partners Variable Global High Yield Bond
 Portfolio -- Class I                                            58,287          1.063733   to          1.095461           63,689
Legg Mason Partners Variable Investors Portfolio --
 Class I                                                        357,918          0.906691   to          0.942777          336,664
Van Kampen LIT Growth and Income Portfolio -- Class
 II                                                             100,992          7.243699   to         11.523308          834,319

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                             UNITS           MINIMUM                MAXIMUM
                                                           OWNED BY            UNIT                   UNIT           CONTRACT
                                                         PARTICIPANTS      FAIR VALUE #           FAIR VALUE #       LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock Portfolio -- Class II                    29,626         $9.854026   to        $10.365093         $298,231
Wells Fargo Advantage VT Asset Allocation Fund                   10,126          0.947268   to          0.947268            9,592
Wells Fargo Advantage VT Total Return Bond Fund                   6,897          1.255427   to          1.255427            8,659
Wells Fargo Advantage VT Equity Income Fund                      19,588          0.863150   to          0.892888           17,249
Wells Fargo Advantage VT C&B Large Cap Value Fund                 6,182          0.810118   to          0.817742            5,019
Wells Fargo Advantage VT International Core Fund                  8,227          0.870506   to          0.870506            7,162
Wells Fargo Advantage VT Large Company Growth Fund                8,200          0.660646   to          0.660646            5,418
Wells Fargo Advantage VT Small Cap Growth Fund                    7,325          0.882620   to          0.902819            6,505
Wells Fargo Advantage VT Discovery Fund                             225          8.434447   to          8.434447            1,898
RidgeWorth Variable Trust Large Cap Growth Stock Fund           774,078          0.841306   to          8.654363        3,527,282
RidgeWorth Variable Trust Large Cap Core Equity Fund             89,116          1.097280   to         10.813157          714,981
RidgeWorth Variable Trust Mid-Cap Core Equity Fund              113,235          1.095997   to         10.883701          952,887
RidgeWorth Variable Trust Large Cap Value Equity Fund           762,976          1.182704   to         12.165974        3,661,432
ANNUITY CONTRACTS IN THE ANNUITY PERIOD (BY
 SUB-ACCOUNT):
AIM V.I. Basic Value Fund -- Class S1                               645          0.703625   to          0.703625              454
AIM V.I. Core Equity Fund -- Class S1                             2,004          8.604829   to          8.721214           17,383
AIM V.I. Government Securities Fund -- Class S1                  47,707          1.266919   to          1.300667           61,547
AIM V.I. International Growth Fund -- Class S1                      593          1.393396   to          1.393396              826
AIM V.I. Mid Cap Core Equity Fund -- Class S1                    48,178          1.234571   to          1.261793           60,434
AIM V.I. Small Cap Equity Fund -- Class S1                        1,200          9.939839   to         10.122694           12,013
American Funds Global Growth and Income Fund -- Class
 2                                                                2,809          6.978708   to          7.036361           19,703
American Funds Asset Allocation Fund -- Class 2                  26,690          9.593372   to         10.679383          271,795
American Funds Blue Chip Income and Growth Fund --
 Class 2                                                        116,562          0.749957   to          0.770577           88,296
American Funds Bond Fund -- Class 2                               7,729         12.778416   to         13.020256           99,963
American Funds Global Growth Fund -- Class 2                      3,504          8.293011   to         10.926441           35,917
American Funds Growth Fund -- Class 2                            27,417          6.013473   to          9.162892          234,808
American Funds Growth-Income Fund -- Class 2                     42,046          8.684945   to          9.971411          388,845
American Funds International Fund -- Class 2                     10,578          8.278355   to         11.105759          113,265
American Funds New World Fund -- Class 2                            227         16.353895   to         17.289562            3,790
American Funds Global Small Capitalization Fund --
 Class 2                                                          2,331          8.414653   to         11.655071           25,745
Evergreen VA Growth Fund -- Class I                               2,087          0.913474   to          0.913474            1,907
Evergreen VA Special Values Fund -- Class I                       1,417          1.323348   to          1.323348            1,875
Franklin Rising Dividends Securities Fund -- Class 2             11,814         10.609078   to         10.791151          127,244
Franklin Income Securities Fund -- Class 2                       24,166         10.990668   to         11.218437          270,809
Franklin Large Cap Growth Securities Fund -- Class 2                882          7.975992   to          8.168556            7,147
Franklin Global Real Estate Securities Fund -- Class
 2                                                                  205         12.606898   to         12.606898            2,585
Franklin Small-Mid Cap Growth Securities Fund -- Class
 2                                                                7,754          4.772038   to          8.432728           43,769
Franklin Strategic Income Securities Fund -- Class 1              6,744         13.403601   to         14.679825           95,233
Mutual Shares Securities Fund -- Class 2                          9,199         10.375965   to         12.342244          107,302
Templeton Developing Markets Securities Fund -- Class
 1                                                                  143         12.242263   to         14.130658            1,849
Templeton Foreign Securities Fund -- Class 2                      4,717          8.703316   to          9.716874           43,459
Templeton Global Asset Allocation Fund -- Class 2                   284         13.024531   to         13.024531            3,700
Templeton Growth Securities Fund -- Class 2                      23,131          8.835794   to          9.806542          210,930
Mutual Discovery Securities Fund -- Class 2                       2,903         15.639213   to         15.683617           45,506
Franklin Flex Cap Growth Securities Fund -- Class 2                 929          7.725433   to          7.725433            7,180

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                             UNITS           MINIMUM                MAXIMUM
                                                           OWNED BY            UNIT                   UNIT           CONTRACT
                                                         PARTICIPANTS      FAIR VALUE #           FAIR VALUE #       LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund -- Class IB                            2,399         $0.905287   to         $0.905287           $2,171
Hartford Capital Appreciation HLS Fund -- Class IB                  653          1.449484   to          1.449484              946
Hartford International Opportunities HLS Fund -- Class
 IB                                                                 776          1.062596   to          1.062596              825
Hartford Money Market HLS Fund -- Class IA                       66,177          1.091814   to          1.178435           74,088
Hartford Money Market HLS Fund -- Class IB                       74,153          1.047422   to          1.047422           77,670
MFS(R) Global Equity Series -- Class INIT                           830          9.756642   to          9.756642            8,102
MFS(R) High Income Series -- Class INIT                           2,548          9.017888   to          9.147900           23,184
MFS(R) Investors Growth Stock Series -- Class INIT                1,310          6.069512   to          6.069512            7,948
MFS(R) Investors Trust Series -- Class INIT                       2,929          6.843588   to          7.994749           21,615
MFS(R) New Discovery Series -- Class INIT                         2,689          5.478800   to          9.222129           18,932
MFS(R) Total Return Series -- Class INIT                         30,020         10.532912   to         12.261013          340,999
MFS(R) Value Series -- Class INIT                                    70         12.323309   to         12.323309              863
MFS(R) Research International Series -- Class INIT                  657          9.272428   to          9.272428            6,087

#  Rounded unit values

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                      [This page intentionally left blank]

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                  ALLIANCEBERNSTEIN VPS      ALLIANCEBERNSTEIN VPS
                                     BALANCED WEALTH             INTERNATIONAL
                                   STRATEGY PORTFOLIO           VALUE PORTFOLIO
                                     SUB-ACCOUNT (A)            SUB-ACCOUNT (A)
------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $10,275                        $ --
                                       -----------               -------------
EXPENSE:
 Administrative charges                         --                          --
 Mortality and Expense Risk
  charges                                   (5,713)                    (18,903)
                                       -----------               -------------
  Total Expense                             (5,713)                    (18,903)
                                       -----------               -------------
  Net investment income (loss)               4,562                     (18,903)
                                       -----------               -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                         44                     (19,363)
 Net realized gain on
  distributions                                 --                          --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (174,855)                 (1,364,421)
                                       -----------               -------------
  Net gain (loss) on
   investments                            (174,811)                 (1,383,784)
                                       -----------               -------------
  Net increase (decrease) in
   net assets resulting from
   operations                            $(170,249)                $(1,402,687)
                                       ===========               =============

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 ALLIANCEBERNSTEIN VPS                                 ALLIANCEBERNSTEIN VPS       AIM V.I.
                                     SMALL/MID-CAP          ALLIANCEBERNSTEIN VPS          INTERNATIONAL            BASIC
                                    VALUE PORTFOLIO            VALUE PORTFOLIO           GROWTH PORTFOLIO         VALUE FUND
                                    SUB-ACCOUNT (A)            SUB-ACCOUNT (A)            SUB-ACCOUNT (A)        SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                   $ --                      $ --                        $ --               $485,847
                                      -----------                 ---------                 -----------         --------------
EXPENSE:
 Administrative charges                        --                        --                          --                (86,404)
 Mortality and Expense Risk
  charges                                  (3,279)                     (616)                     (4,480)              (986,036)
                                      -----------                 ---------                 -----------         --------------
  Total Expense                            (3,279)                     (616)                     (4,480)            (1,072,440)
                                      -----------                 ---------                 -----------         --------------
  Net investment income
   (loss)                                  (3,279)                     (616)                     (4,480)              (586,593)
                                      -----------                 ---------                 -----------         --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                      (419)                     (184)                      1,447               (148,954)
 Net realized gain on
  distributions                                --                        --                          --             10,509,917
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (169,854)                  (28,098)                   (266,577)           (48,829,594)
                                      -----------                 ---------                 -----------         --------------
  Net gain (loss) on
   investments                           (170,273)                  (28,282)                   (265,130)           (38,468,631)
                                      -----------                 ---------                 -----------         --------------
  Net increase (decrease) in
   net assets resulting from
   operations                           $(173,552)                 $(28,898)                  $(269,610)          $(39,055,224)
                                      ===========                 =========                 ===========         ==============

                                       AIM V.I.             AIM V.I.                 AIM V.I.
                                       CAPITAL                CORE                  GOVERNMENT
                                  APPRECIATION FUND       EQUITY FUND             SECURITIES FUND
                                     SUB-ACCOUNT          SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                    $ --           $2,013,957              $14,438,311
                                    --------------       --------------            -------------
EXPENSE:
 Administrative charges                    (41,948)            (162,973)                (521,523)
 Mortality and Expense Risk
  charges                                 (492,470)          (1,661,312)              (5,899,917)
                                    --------------       --------------            -------------
  Total Expense                           (534,418)          (1,824,285)              (6,421,440)
                                    --------------       --------------            -------------
  Net investment income
   (loss)                                 (534,418)             189,672                8,016,871
                                    --------------       --------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (547,793)             (54,957)                 551,535
 Net realized gain on
  distributions                                 --                   --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (14,401,749)         (34,782,165)              28,107,906
                                    --------------       --------------            -------------
  Net gain (loss) on
   investments                         (14,949,542)         (34,837,122)              28,659,441
                                    --------------       --------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(15,483,960)        $(34,647,450)             $36,676,312
                                    ==============       ==============            =============

(a)  From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                      AIM V.I.            AIM V.I.
                                        HIGH           INTERNATIONAL
                                     YIELD FUND         GROWTH FUND
                                     SUB-ACCOUNT        SUB-ACCOUNT
--------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $93,805             $425,268
                                     -----------       --------------
EXPENSE:
 Administrative charges                   (1,960)            (102,903)
 Mortality and Expense Risk
  charges                                (21,064)          (1,138,202)
                                     -----------       --------------
  Total Expense                          (23,024)          (1,241,105)
                                     -----------       --------------
  Net investment income (loss)            70,781             (815,837)
                                     -----------       --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (35,515)          (1,459,079)
 Net realized gain on
  distributions                               --            1,038,789
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (351,544)         (36,231,702)
                                     -----------       --------------
  Net gain (loss) on
   investments                          (387,059)         (36,651,992)
                                     -----------       --------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(316,278)        $(37,467,829)
                                     ===========       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  AIM V.I.             AIM V.I.            AIM V.I.                AIM V.I.
                                MID CAP CORE          SMALL CAP            LARGE CAP                CAPITAL
                                EQUITY FUND          EQUITY FUND          GROWTH FUND          DEVELOPMENT FUND
                                SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                         $1,500,177                 $ --              $2,092                   $ --
                               --------------       --------------       -------------            -----------
EXPENSE:
 Administrative charges              (145,125)                  --             (33,050)                    --
 Mortality and Expense Risk
  charges                          (1,670,714)            (658,464)           (319,302)               (13,476)
                               --------------       --------------       -------------            -----------
  Total Expense                    (1,815,839)            (658,464)           (352,352)               (13,476)
                               --------------       --------------       -------------            -----------
  Net investment income
   (loss)                            (315,662)            (658,464)           (350,260)               (13,476)
                               --------------       --------------       -------------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions             1,934,350             (524,074)           (174,908)              (204,603)
 Net realized gain on
  distributions                    10,909,748              135,257                  --                 99,673
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (44,844,227)         (13,293,457)         (8,559,247)              (364,126)
                               --------------       --------------       -------------            -----------
  Net gain (loss) on
   investments                    (32,000,129)         (13,682,274)         (8,734,155)              (469,056)
                               --------------       --------------       -------------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                    $(32,315,791)        $(14,340,738)        $(9,084,415)             $(482,532)
                               ==============       ==============       =============            ===========

                                                             AMERICAN FUNDS
                                   AMERICAN FUNDS                GLOBAL           AMERICAN FUNDS
                                       GLOBAL                  GROWTH AND              ASSET
                                      BOND FUND               INCOME FUND         ALLOCATION FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $3,803,146                $2,528,933           $10,038,085
                                    -------------            --------------       ---------------
EXPENSE:
 Administrative charges                        --                        --              (707,825)
 Mortality and Expense Risk
  charges                              (1,318,313)               (2,193,456)           (6,756,112)
                                    -------------            --------------       ---------------
  Total Expense                        (1,318,313)               (2,193,456)           (7,463,937)
                                    -------------            --------------       ---------------
  Net investment income
   (loss)                               2,484,833                   335,477             2,574,148
                                    -------------            --------------       ---------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (768,184)               (3,501,083)           (5,520,367)
 Net realized gain on
  distributions                            29,191                   980,131            17,491,070
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (2,710,220)              (63,489,579)         (160,790,126)
                                    -------------            --------------       ---------------
  Net gain (loss) on
   investments                         (3,449,213)              (66,010,531)         (148,819,423)
                                    -------------            --------------       ---------------
  Net increase (decrease) in
   net assets resulting from
   operations                           $(964,380)             $(65,675,054)        $(146,245,275)
                                    =============            ==============       ===============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                     AMERICAN FUNDS
                                       BLUE CHIP
                                       INCOME AND              AMERICAN FUNDS
                                      GROWTH FUND                BOND FUND
                                      SUB-ACCOUNT               SUB-ACCOUNT
----------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $3,620,732               $18,806,833
                                     --------------            --------------
EXPENSE:
 Administrative charges                    (270,096)                 (591,337)
 Mortality and Expense Risk
  charges                                (3,050,555)               (5,612,201)
                                     --------------            --------------
  Total Expense                          (3,320,651)               (6,203,538)
                                     --------------            --------------
  Net investment income (loss)              300,081                12,603,295
                                     --------------            --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    (588,600)               (2,473,755)
 Net realized gain on
  distributions                          12,568,207                   896,865
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (95,097,292)              (51,032,009)
                                     --------------            --------------
  Net gain (loss) on
   investments                          (83,117,685)              (52,608,899)
                                     --------------            --------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(82,817,604)             $(40,005,604)
                                     ==============            ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    AMERICAN FUNDS
                                        GLOBAL           AMERICAN FUNDS             AMERICAN FUNDS             AMERICAN FUNDS
                                     GROWTH FUND           GROWTH FUND            GROWTH-INCOME FUND         INTERNATIONAL FUND
                                     SUB-ACCOUNT           SUB-ACCOUNT                SUB-ACCOUNT                SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $2,211,069            $8,278,855                $16,451,700                 $5,605,885
                                    --------------       ---------------            ---------------            ---------------
EXPENSE:
 Administrative charges                   (218,854)           (1,777,440)                (1,659,011)                  (503,758)
 Mortality and Expense Risk
  charges                               (2,063,662)          (16,800,140)               (15,673,153)                (4,735,814)
                                    --------------       ---------------            ---------------            ---------------
  Total Expense                         (2,282,516)          (18,577,580)               (17,332,164)                (5,239,572)
                                    --------------       ---------------            ---------------            ---------------
  Net investment income
   (loss)                                  (71,447)          (10,298,725)                  (880,464)                   366,313
                                    --------------       ---------------            ---------------            ---------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (1,460,980)           (4,432,115)                (8,747,696)                (2,754,617)
 Net realized gain on
  distributions                         11,024,533           119,559,907                 65,427,563                 41,165,265
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (70,662,030)         (674,837,722)              (510,650,771)              (199,517,067)
                                    --------------       ---------------            ---------------            ---------------
  Net gain (loss) on
   investments                         (61,098,477)         (559,709,930)              (453,970,904)              (161,106,419)
                                    --------------       ---------------            ---------------            ---------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(61,169,924)        $(570,008,655)             $(454,851,368)             $(160,740,106)
                                    ==============       ===============            ===============            ===============

                                                              AMERICAN FUNDS               BB&T
                                    AMERICAN FUNDS             GLOBAL SMALL               MID CAP
                                    NEW WORLD FUND         CAPITALIZATION FUND          GROWTH VIF
                                     SUB-ACCOUNT               SUB-ACCOUNT            SUB-ACCOUNT (A)
-----------------------------  -------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $1,626,829                      $ --                   $ --
                                    --------------            --------------            -----------
EXPENSE:
 Administrative charges                   (196,344)                 (183,065)                    --
 Mortality and Expense Risk
  charges                               (1,866,767)               (1,751,257)                (1,159)
                                    --------------            --------------            -----------
  Total Expense                         (2,063,111)               (1,934,322)                (1,159)
                                    --------------            --------------            -----------
  Net investment income
   (loss)                                 (436,282)               (1,934,322)                (1,159)
                                    --------------            --------------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (4,512,576)               (1,930,832)                  (293)
 Net realized gain on
  distributions                          9,554,182                15,081,521                 37,903
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (66,134,719)              (86,480,303)              (127,947)
                                    --------------            --------------            -----------
  Net gain (loss) on
   investments                         (61,093,113)              (73,329,614)               (90,337)
                                    --------------            --------------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(61,529,395)             $(75,263,936)              $(91,496)
                                    ==============            ==============            ===========

(a)  From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                        BB&T
                                  CAPITAL MANAGER            BB&T
                                     EQUITY VIF         LARGE CAP VIF
                                  SUB-ACCOUNT (A)      SUB-ACCOUNT (A)
------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $2                   $166
                                        ----               --------
EXPENSE:
 Administrative charges                   --                     --
 Mortality and Expense Risk
  charges                                 --                    (94)
                                        ----               --------
  Total Expense                           --                    (94)
                                        ----               --------
  Net investment income (loss)             2                     72
                                        ----               --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   --                    (10)
 Net realized gain on
  distributions                           --                  3,047
 Net unrealized appreciation
  (depreciation) of
  investments during the year              5                 (7,089)
                                        ----               --------
  Net gain (loss) on
   investments                             5                 (4,052)
                                        ----               --------
  Net increase (decrease) in
   net assets resulting from
   operations                             $7                $(3,980)
                                        ====               ========

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      BB&T                                                          COLUMBIA
                                     SPECIAL              BB&T               COLUMBIA             SMALL COMPANY
                                  OPPORTUNITIES       TOTAL RETURN       ASSET ALLOCATION            GROWTH
                                   EQUITY VIF           BOND VIF              VS FUND                VS FUND
                                 SUB-ACCOUNT (A)     SUB-ACCOUNT (A)        SUB-ACCOUNT            SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $2,056             $9,380               $203,326                   $ --
                                   -----------          ---------          -------------          -------------
EXPENSE:
 Administrative charges                     --                 --                     --                     --
 Mortality and Expense Risk
  charges                               (8,031)            (3,573)              (121,611)              (288,471)
                                   -----------          ---------          -------------          -------------
  Total Expense                         (8,031)            (3,573)              (121,611)              (288,471)
                                   -----------          ---------          -------------          -------------
  Net investment income
   (loss)                               (5,975)             5,807                 81,715               (288,471)
                                   -----------          ---------          -------------          -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (7,215)            (2,005)              (361,397)              (430,594)
 Net realized gain on
  distributions                         34,836                 --                733,468              1,693,554
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (419,419)             8,263             (2,500,394)            (7,941,741)
                                   -----------          ---------          -------------          -------------
  Net gain (loss) on
   investments                        (391,798)             6,258             (2,128,323)            (6,678,781)
                                   -----------          ---------          -------------          -------------
  Net increase (decrease) in
   net assets resulting from
   operations                        $(397,773)           $12,065            $(2,046,608)           $(6,967,252)
                                   ===========          =========          =============          =============


                                      COLUMBIA            EVERGREEN VA
                                  LARGE CAP VALUE      DIVERSIFIED CAPITAL      EVERGREEN VA
                                      VS FUND             BUILDER FUND           GROWTH FUND
                                    SUB-ACCOUNT          SUB-ACCOUNT (B)         SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $564,893                 $ --                   $592
                                   --------------          -----------          -------------
EXPENSE:
 Administrative charges                        --               (1,225)                (3,917)
 Mortality and Expense Risk
  charges                                (493,169)              (9,939)               (31,117)
                                   --------------          -----------          -------------
  Total Expense                          (493,169)             (11,164)               (35,034)
                                   --------------          -----------          -------------
  Net investment income
   (loss)                                  71,724              (11,164)               (34,442)
                                   --------------          -----------          -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (896,735)             (62,818)               (55,316)
 Net realized gain on
  distributions                         3,561,664                   --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (13,576,084)            (303,445)              (938,643)
                                   --------------          -----------          -------------
  Net gain (loss) on
   investments                        (10,911,155)            (366,263)              (993,959)
                                   --------------          -----------          -------------
  Net increase (decrease) in
   net assets resulting from
   operations                        $(10,839,431)           $(377,427)           $(1,028,401)
                                   ==============          ===========          =============

(a)  From inception May 1, 2008 to December 31, 2008.

(b) Formerly Evergreen VA Balanced Fund. Change effective May 30, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                     EVERGREEN VA
                                    INTERNATIONAL          EVERGREEN VA
                                     EQUITY FUND            OMEGA FUND
                                     SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                   $ --                 $ --
                                     ------------            ---------
EXPENSE:
 Administrative charges                    (4,189)                (376)
 Mortality and Expense Risk
  charges                                 (34,292)              (2,622)
                                     ------------            ---------
  Total Expense                           (38,481)              (2,998)
                                     ------------            ---------
  Net investment income (loss)            (38,481)              (2,998)
                                     ------------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (26,200)              (1,247)
 Net realized gain on
  distributions                            54,226                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (1,145,568)             (58,519)
                                     ------------            ---------
  Net gain (loss) on
   investments                         (1,117,542)             (59,766)
                                     ------------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(1,156,023)            $(62,764)
                                     ============            =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 EVERGREEN VA            EVERGREEN VA           FIDELITY VIP            FIDELITY VIP
                                    SPECIAL               FUNDAMENTAL              GROWTH               CONTRAFUND(R)
                                  VALUES FUND           LARGE CAP FUND            PORTFOLIO               PORTFOLIO
                                  SUB-ACCOUNT             SUB-ACCOUNT          SUB-ACCOUNT (A)         SUB-ACCOUNT (A)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $201,878                $58,612                 $2,117                  $84,996
                                 -------------            -----------            -----------            -------------
EXPENSE:
 Administrative charges                (33,435)                (2,931)                    --                       --
 Mortality and Expense
  Risk charges                        (271,365)               (27,170)                (2,067)                 (43,808)
                                 -------------            -----------            -----------            -------------
  Total Expense                       (304,800)               (30,101)                (2,067)                 (43,808)
                                 -------------            -----------            -----------            -------------
  Net investment income
   (loss)                             (102,922)                28,511                     50                   41,188
                                 -------------            -----------            -----------            -------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions            (425,950)               (12,428)                (5,956)                 (16,792)
 Net realized gain on
  distributions                             --                     --                     --                       --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                              (5,695,557)              (869,718)              (105,103)              (2,313,445)
                                 -------------            -----------            -----------            -------------
  Net gain (loss) on
   investments                      (6,121,507)              (882,146)              (111,059)              (2,330,237)
                                 -------------            -----------            -----------            -------------
  Net increase (decrease)
   in net assets resulting
   from operations                 $(6,224,429)             $(853,635)             $(111,009)             $(2,289,049)
                                 =============            ===========            ===========            =============

                                                                               FIDELITY VIP
                                 FIDELITY VIP            FIDELITY VIP         DYNAMIC CAPITAL
                                    MID CAP            VALUE STRATEGIES        APPRECIATION
                                   PORTFOLIO               PORTFOLIO             PORTFOLIO
                                SUB-ACCOUNT (A)         SUB-ACCOUNT (A)       SUB-ACCOUNT (A)
--------------------------  -------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $8,332                 $2,502                 $639
                                 -------------            -----------            ---------
EXPENSE:
 Administrative charges                     --                     --                   --
 Mortality and Expense
  Risk charges                         (28,420)                (1,555)                (964)
                                 -------------            -----------            ---------
  Total Expense                        (28,420)                (1,555)                (964)
                                 -------------            -----------            ---------
  Net investment income
   (loss)                              (20,088)                   947                 (325)
                                 -------------            -----------            ---------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions              (1,687)                  (177)                (836)
 Net realized gain on
  distributions                             --                     --                   --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                              (1,380,284)              (108,717)             (39,503)
                                 -------------            -----------            ---------
  Net gain (loss) on
   investments                      (1,381,971)              (108,894)             (40,339)
                                 -------------            -----------            ---------
  Net increase (decrease)
   in net assets resulting
   from operations                 $(1,402,059)             $(107,947)            $(40,664)
                                 =============            ===========            =========

(a)  From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                   FRANKLIN
                                    RISING               FRANKLIN
                                   DIVIDENDS              INCOME
                                SECURITIES FUND       SECURITIES FUND
                                  SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                           $6,401,446           $61,804,377
                                ---------------       ---------------
EXPENSE:
 Administrative charges                (514,244)           (1,759,471)
 Mortality and Expense Risk
  charges                            (5,505,351)          (17,916,803)
                                ---------------       ---------------
  Total Expense                      (6,019,595)          (19,676,274)
                                ---------------       ---------------
  Net investment income (loss)          381,851            42,128,103
                                ---------------       ---------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions              (8,683,377)          (30,022,555)
 Net realized gain on
  distributions                       2,763,274            25,876,284
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (106,894,996)         (434,920,137)
                                ---------------       ---------------
  Net gain (loss) on
   investments                     (112,815,099)         (439,066,408)
                                ---------------       ---------------
  Net increase (decrease) in
   net assets resulting from
   operations                     $(112,433,248)        $(396,938,305)
                                ===============       ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      FRANKLIN               FRANKLIN                FRANKLIN               FRANKLIN
                                     LARGE CAP                GLOBAL              SMALL-MID CAP             SMALL CAP
                                       GROWTH               REAL ESTATE               GROWTH                  VALUE
                                  SECURITIES FUND         SECURITIES FUND        SECURITIES FUND         SECURITIES FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $916,049                $31,140                    $ --                $20,664
                                   --------------          -------------          --------------          -------------
EXPENSE:
 Administrative charges                  (108,880)                (4,690)               (170,268)                    --
 Mortality and Expense Risk
  charges                              (1,167,245)               (42,568)             (1,675,674)               (48,346)
                                   --------------          -------------          --------------          -------------
  Total Expense                        (1,276,125)               (47,258)             (1,845,942)               (48,346)
                                   --------------          -------------          --------------          -------------
  Net investment income
   (loss)                                (360,076)               (16,118)             (1,845,942)               (27,682)
                                   --------------          -------------          --------------          -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (1,644,861)                65,818                (353,717)              (170,738)
 Net realized gain on
  distributions                         4,710,478                850,471              12,915,955                139,925
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (31,775,489)            (2,389,270)            (64,746,002)            (1,889,787)
                                   --------------          -------------          --------------          -------------
  Net gain (loss) on
   investments                        (28,709,872)            (1,472,981)            (52,183,764)            (1,920,600)
                                   --------------          -------------          --------------          -------------
  Net increase (decrease) in
   net assets resulting from
   operations                        $(29,069,948)           $(1,489,099)           $(54,029,706)           $(1,948,282)
                                   ==============          =============          ==============          =============

                                      FRANKLIN                                    TEMPLETON
                                     STRATEGIC                                    DEVELOPING
                                       INCOME           MUTUAL SHARES              MARKETS
                                  SECURITIES FUND      SECURITIES FUND         SECURITIES FUND
                                    SUB-ACCOUNT          SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $16,344,916          $19,648,146              $2,048,936
                                   --------------      ---------------          --------------
EXPENSE:
 Administrative charges                  (390,686)          (1,124,867)               (116,299)
 Mortality and Expense Risk
  charges                              (3,779,064)         (10,311,986)             (1,109,925)
                                   --------------      ---------------          --------------
  Total Expense                        (4,169,750)         (11,436,853)             (1,226,224)
                                   --------------      ---------------          --------------
  Net investment income
   (loss)                              12,175,166            8,211,293                 822,712
                                   --------------      ---------------          --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (2,629,759)         (10,901,699)             (2,652,443)
 Net realized gain on
  distributions                           565,895           27,918,788              13,592,382
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (41,812,529)        (325,992,069)            (59,327,846)
                                   --------------      ---------------          --------------
  Net gain (loss) on
   investments                        (43,876,393)        (308,974,980)            (48,387,907)
                                   --------------      ---------------          --------------
  Net increase (decrease) in
   net assets resulting from
   operations                        $(31,701,227)       $(300,763,687)           $(47,565,195)
                                   ==============      ===============          ==============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                   TEMPLETON                 TEMPLETON
                                    FOREIGN                GLOBAL ASSET
                                SECURITIES FUND           ALLOCATION FUND
                                  SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                           $5,418,098                 $289,773
                                ---------------            -------------
EXPENSE:
 Administrative charges                (390,887)                  (4,153)
 Mortality and Expense Risk
  charges                            (3,691,429)                 (37,377)
                                ---------------            -------------
  Total Expense                      (4,082,316)                 (41,530)
                                ---------------            -------------
  Net investment income (loss)        1,335,782                  248,243
                                ---------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions              (1,203,269)                (258,872)
 Net realized gain on
  distributions                      22,173,789                  362,508
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (139,432,881)              (1,120,999)
                                ---------------            -------------
  Net gain (loss) on
   investments                     (118,462,361)              (1,017,363)
                                ---------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                     $(117,126,579)               $(769,120)
                                ===============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                      FRANKLIN                 FRANKLIN
                                  TEMPLETON                                           FLEX CAP                 LARGE CAP
                                   GROWTH                MUTUAL DISCOVERY              GROWTH                    VALUE
                               SECURITIES FUND           SECURITIES FUND           SECURITIES FUND          SECURITIES FUND
                                 SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                          $8,373,331                $3,674,721                  $23,060                     $ --
                               ---------------            --------------            -------------            -------------
EXPENSE:
 Administrative charges               (794,080)                 (245,402)                 (34,733)                 (13,491)
 Mortality and Expense Risk
  charges                           (7,331,694)               (2,665,370)                (330,384)                (123,553)
                               ---------------            --------------            -------------            -------------
  Total Expense                     (8,125,774)               (2,910,772)                (365,117)                (137,044)
                               ---------------            --------------            -------------            -------------
  Net investment income
   (loss)                              247,557                   763,949                 (342,057)                (137,044)
                               ---------------            --------------            -------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions            (18,682,270)               (2,919,746)                (520,500)                (200,007)
 Net realized gain on
  distributions                     32,985,688                 6,874,696                       --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (266,321,931)              (61,515,118)              (8,580,828)              (3,012,685)
                               ---------------            --------------            -------------            -------------
  Net gain (loss) on
   investments                    (252,018,513)              (57,560,168)              (9,101,328)              (3,212,692)
                               ---------------            --------------            -------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                    $(251,770,956)             $(56,796,219)             $(9,443,385)             $(3,349,736)
                               ===============            ==============            =============            =============

                                                                              HARTFORD
                                    TEMPLETON          HARTFORD               LARGECAP
                                  GLOBAL INCOME        ADVISERS                GROWTH
                                 SECURITIES FUND       HLS FUND               HLS FUND
                                 SUB-ACCOUNT (A)      SUB-ACCOUNT          SUB-ACCOUNT (A)
-----------------------------  -------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $17,938            $611,673                 $344
                                    ----------       -------------            ---------
EXPENSE:
 Administrative charges                     --             (43,788)                  --
 Mortality and Expense Risk
  charges                              (25,409)           (429,821)                (213)
                                    ----------       -------------            ---------
  Total Expense                        (25,409)           (473,609)                (213)
                                    ----------       -------------            ---------
  Net investment income
   (loss)                               (7,471)            138,064                  131
                                    ----------       -------------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    738          (1,629,393)                 (15)
 Net realized gain on
  distributions                             --             151,151                  302
 Net unrealized appreciation
  (depreciation) of
  investments during the year          196,745          (7,876,804)             (10,150)
                                    ----------       -------------            ---------
  Net gain (loss) on
   investments                         197,483          (9,355,046)              (9,863)
                                    ----------       -------------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $190,012         $(9,216,982)             $(9,732)
                                    ==========       =============            =========

(a)  From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                   HARTFORD             HARTFORD
                                    TOTAL               CAPITAL
                                 RETURN BOND          APPRECIATION
                                   HLS FUND             HLS FUND
                                 SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                          $6,350,539           $1,735,379
                                --------------       --------------
EXPENSE:
 Administrative charges               (133,400)             (99,755)
 Mortality and Expense Risk
  charges                           (1,486,330)          (1,144,799)
                                --------------       --------------
  Total Expense                     (1,619,730)          (1,244,554)
                                --------------       --------------
  Net investment income (loss)       4,730,809              490,825
                                --------------       --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions             (1,783,102)          (2,022,222)
 Net realized gain on
  distributions                             --            5,887,396
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (11,316,092)         (45,705,910)
                                --------------       --------------
  Net gain (loss) on
   investments                     (13,099,194)         (41,840,736)
                                --------------       --------------
  Net increase (decrease) in
   net assets resulting from
   operations                      $(8,368,385)        $(41,349,911)
                                ==============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  HARTFORD               HARTFORD             HARTFORD
                                  DIVIDEND              FUNDAMENTAL            GLOBAL                  HARTFORD
                                 AND GROWTH               GROWTH              ADVISERS               GLOBAL EQUITY
                                  HLS FUND               HLS FUND             HLS FUND                 HLS FUND
                                SUB-ACCOUNT             SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT (A)(C)(D)(E)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                         $1,442,013                 $168               $7,952                    $3,799
                               --------------            ---------            ---------               -----------
EXPENSE:
 Administrative charges               (78,135)                  --                 (322)                     (322)
 Mortality and Expense Risk
  charges                            (883,869)                (592)              (2,744)                   (4,745)
                               --------------            ---------            ---------               -----------
  Total Expense                      (962,004)                (592)              (3,066)                   (5,067)
                               --------------            ---------            ---------               -----------
  Net investment income
   (loss)                             480,009                 (424)               4,886                    (1,268)
                               --------------            ---------            ---------               -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions              (440,531)             (14,547)             (16,736)                 (262,929)
 Net realized gain on
  distributions                       938,653                7,819                3,848                     4,147
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (21,364,443)             (17,162)             (73,707)                   65,719
                               --------------            ---------            ---------               -----------
  Net gain (loss) on
   investments                    (20,866,321)             (23,890)             (86,595)                 (193,063)
                               --------------            ---------            ---------               -----------
  Net increase (decrease) in
   net assets resulting from
   operations                    $(20,386,312)            $(24,314)            $(81,709)                $(194,331)
                               ==============            =========            =========               ===========

                                                                               HARTFORD
                                     HARTFORD               HARTFORD          DISCIPLINED
                                   GLOBAL HEALTH          GLOBAL GROWTH         EQUITY
                                     HLS FUND               HLS FUND           HLS FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT        SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $683                 $5,673             $53,575
                                    -----------            -----------       -------------
EXPENSE:
 Administrative charges                    (745)                (2,032)               (850)
 Mortality and Expense Risk
  charges                                (6,280)               (17,845)            (24,339)
                                    -----------            -----------       -------------
  Total Expense                          (7,025)               (19,877)            (25,189)
                                    -----------            -----------       -------------
  Net investment income
   (loss)                                (6,342)               (14,204)             28,386
                                    -----------            -----------       -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (8,946)               (86,558)              5,581
 Net realized gain on
  distributions                          22,268                 56,217             115,661
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (159,344)              (932,568)         (1,190,649)
                                    -----------            -----------       -------------
  Net gain (loss) on
   investments                         (146,022)              (962,909)         (1,069,407)
                                    -----------            -----------       -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(152,364)             $(977,113)        $(1,041,021)
                                    ===========            ===========       =============

(a)  From inception May 1, 2008 to December 31, 2008.

(c) Effective August 22, 2008, Hartford Global Communications HLS Fund merged with Hartford Global Equity HLS Fund.

(d) Effective August 22, 2008, Hartford Global Financial Services HLS Fund merged with Hartford Global Equity HLS Fund.

(e) Effective August 22, 2008, Hartford Global Technology HLS Fund merged with Hartford Global Equity HLS Fund.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                            HARTFORD
                                     HARTFORD                GROWTH
                                      GROWTH              OPPORTUNITIES
                                     HLS FUND               HLS FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $843                  $46,188
                                     ---------            -------------
EXPENSE:
 Administrative charges                    (71)                    (221)
 Mortality and Expense Risk
  charges                               (1,621)                 (44,404)
                                     ---------            -------------
  Total Expense                         (1,692)                 (44,625)
                                     ---------            -------------
  Net investment income (loss)            (849)                   1,563
                                     ---------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (1,551)                 (38,495)
 Net realized gain on
  distributions                          2,669                   57,206
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (68,838)              (2,642,588)
                                     ---------            -------------
  Net gain (loss) on
   investments                         (67,720)              (2,623,877)
                                     ---------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(68,569)             $(2,622,314)
                                     =========            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                   HARTFORD              HARTFORD
                                     HARTFORD               HARTFORD             INTERNATIONAL         INTERNATIONAL
                                    HIGH YIELD                INDEX                 GROWTH             SMALL COMPANY
                                     HLS FUND               HLS FUND               HLS FUND              HLS FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $105,113                 $9,452                 $3,601                 $908
                                    -----------            -----------            -----------            ---------
EXPENSE:
 Administrative charges                    (504)                  (915)                    --                   --
 Mortality and Expense Risk
  charges                                (7,794)                (7,746)                (4,186)              (1,523)
                                    -----------            -----------            -----------            ---------
  Total Expense                          (8,298)                (8,661)                (4,186)              (1,523)
                                    -----------            -----------            -----------            ---------
  Net investment income
   (loss)                                96,815                    791                   (585)                (615)
                                    -----------            -----------            -----------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (11,448)              (126,825)               (35,175)             (14,507)
 Net realized gain on
  distributions                              --                 13,584                 18,013                2,807
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (293,150)              (153,366)              (240,533)             (45,598)
                                    -----------            -----------            -----------            ---------
  Net gain (loss) on
   investments                         (304,598)              (266,607)              (257,695)             (57,298)
                                    -----------            -----------            -----------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(207,783)             $(265,816)             $(258,280)            $(57,913)
                                    ===========            ===========            ===========            =========

                                      HARTFORD                HARTFORD
                                    INTERNATIONAL              MIDCAP            HARTFORD
                                    OPPORTUNITIES              GROWTH             MIDCAP
                                      HLS FUND                HLS FUND           HLS FUND
                                     SUB-ACCOUNT           SUB-ACCOUNT (A)      SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $182,898                 $3,520              $6,658
                                    -------------            -----------       -------------
EXPENSE:
 Administrative charges                   (14,052)                    --              (3,962)
 Mortality and Expense Risk
  charges                                (147,242)                (4,065)            (33,203)
                                    -------------            -----------       -------------
  Total Expense                          (161,294)                (4,065)            (37,165)
                                    -------------            -----------       -------------
  Net investment income
   (loss)                                  21,604                   (545)            (30,507)
                                    -------------            -----------       -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (171,137)                (6,631)            (91,964)
 Net realized gain on
  distributions                           354,533                  1,527             124,958
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (4,900,773)              (256,961)         (1,080,272)
                                    -------------            -----------       -------------
  Net gain (loss) on
   investments                         (4,717,377)              (262,065)         (1,047,278)
                                    -------------            -----------       -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(4,695,773)             $(262,610)        $(1,077,785)
                                    =============            ===========       =============

(a)  From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                      HARTFORD                HARTFORD
                                    MIDCAP VALUE            MONEY MARKET
                                      HLS FUND                HLS FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $1,108               $8,066,931
                                     -----------            -------------
EXPENSE:
 Administrative charges                       --                 (723,737)
 Mortality and Expense Risk
  charges                                 (3,902)              (6,922,383)
                                     -----------            -------------
  Total Expense                           (3,902)              (7,646,120)
                                     -----------            -------------
  Net investment income (loss)            (2,794)                 420,811
                                     -----------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (3,079)                      --
 Net realized gain on
  distributions                           57,142                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (184,647)                      --
                                     -----------            -------------
  Net gain (loss) on
   investments                          (130,584)                      --
                                     -----------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(133,378)                $420,811
                                     ===========            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    HARTFORD               HARTFORD                HARTFORD            HARTFORD
                                 SMALLCAP VALUE          SMALL COMPANY          SMALLCAP GROWTH         STOCK
                                    HLS FUND               HLS FUND                HLS FUND            HLS FUND
                                 SUB-ACCOUNT (A)          SUB-ACCOUNT             SUB-ACCOUNT        SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $2,477                   $1,352                 $1,218             $310,906
                                    ---------            -------------            -----------       --------------
EXPENSE:
 Administrative charges                    --                  (10,662)                  (129)             (33,645)
 Mortality and Expense Risk
  charges                                (879)                (110,337)                (2,781)            (325,951)
                                    ---------            -------------            -----------       --------------
  Total Expense                          (879)                (120,999)                (2,910)            (359,596)
                                    ---------            -------------            -----------       --------------
  Net investment income
   (loss)                               1,598                 (119,647)                (1,692)             (48,690)
                                    ---------            -------------            -----------       --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (1,576)                 (27,299)               (97,300)            (752,726)
 Net realized gain on
  distributions                            86                   21,693                    737              113,250
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (13,476)              (3,068,937)               (82,941)          (9,358,575)
                                    ---------            -------------            -----------       --------------
  Net gain (loss) on
   investments                        (14,966)              (3,074,543)              (179,504)          (9,998,051)
                                    ---------            -------------            -----------       --------------
  Net increase (decrease) in
   net assets resulting from
   operations                        $(13,368)             $(3,194,190)             $(181,196)        $(10,046,741)
                                    =========            =============            ===========       ==============

                                     HARTFORD                                   HARTFORD
                                  U.S. GOVERNMENT          HARTFORD               VALUE
                                    SECURITIES               VALUE            OPPORTUNITIES
                                     HLS FUND              HLS FUND             HLS FUND
                                  SUB-ACCOUNT (F)         SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $161,907               $4,783               $2,762
                                    -----------            ---------            ---------
EXPENSE:
 Administrative charges                  (1,780)                  --                 (105)
 Mortality and Expense Risk
  charges                               (23,919)              (1,810)              (1,489)
                                    -----------            ---------            ---------
  Total Expense                         (25,699)              (1,810)              (1,594)
                                    -----------            ---------            ---------
  Net investment income
   (loss)                               136,208                2,973                1,168
                                    -----------            ---------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (74,893)                (524)             (54,294)
 Net realized gain on
  distributions                              --                4,320                  502
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (118,974)             (76,875)             (16,482)
                                    -----------            ---------            ---------
  Net gain (loss) on
   investments                         (193,867)             (73,079)             (70,274)
                                    -----------            ---------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(57,659)            $(70,106)            $(69,106)
                                    ===========            =========            =========

(a)  From inception May 1, 2008 to December 31, 2008.

(f) Effective September 26, 2008, Hartford Mortgage Securities HLS Fund merged with Hartford U.S. Government Securities HLS Fund.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                     HARTFORD
                                      EQUITY            AMERICAN FUNDS
                                      INCOME           ASSET ALLOCATION
                                     HLS FUND              HLS FUND
                                    SUB-ACCOUNT         SUB-ACCOUNT (A)
--------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $7,839                   $ --
                                     ---------            -----------
EXPENSE:
 Administrative charges                     --                     --
 Mortality and Expense Risk
  charges                               (1,662)               (24,628)
                                     ---------            -----------
  Total Expense                         (1,662)               (24,628)
                                     ---------            -----------
  Net investment income (loss)           6,177                (24,628)
                                     ---------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (2,347)                (3,883)
 Net realized gain on
  distributions                          4,598                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (44,701)              (791,868)
                                     ---------            -----------
  Net gain (loss) on
   investments                         (42,450)              (795,751)
                                     ---------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(36,273)             $(820,379)
                                     =========            ===========

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  AMERICAN FUNDS
                                     BLUE CHIP                                                        AMERICAN FUNDS
                                    INCOME AND           AMERICAN FUNDS        AMERICAN FUNDS          GLOBAL GROWTH
                                      GROWTH                  BOND               GLOBAL BOND            AND INCOME
                                     HLS FUND               HLS FUND              HLS FUND               HLS FUND
                                  SUB-ACCOUNT (A)        SUB-ACCOUNT (A)       SUB-ACCOUNT (A)        SUB-ACCOUNT (A)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $ --                   $ --                 $ --                     $ --
                                    -----------            -----------            ---------            -------------
EXPENSE:
 Administrative charges                      --                     --                   --                       --
 Mortality and Expense Risk
  charges                               (14,732)               (56,814)             (15,262)                 (39,466)
                                    -----------            -----------            ---------            -------------
  Total Expense                         (14,732)               (56,814)             (15,262)                 (39,466)
                                    -----------            -----------            ---------            -------------
  Net investment income
   (loss)                               (14,732)               (56,814)             (15,262)                 (39,466)
                                    -----------            -----------            ---------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (6,266)                (5,658)             (86,985)                  (8,742)
 Net realized gain on
  distributions                              --                     --                   --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (506,640)              (488,607)              55,780               (1,880,955)
                                    -----------            -----------            ---------            -------------
  Net gain (loss) on
   investments                         (512,906)              (494,265)             (31,205)              (1,889,697)
                                    -----------            -----------            ---------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(527,638)             $(551,079)            $(46,467)             $(1,929,163)
                                    ===========            ===========            =========            =============


                                                         AMERICAN FUNDS
                                  AMERICAN FUNDS          GLOBAL SMALL           AMERICAN FUNDS
                                   GLOBAL GROWTH         CAPITALIZATION              GROWTH
                                     HLS FUND               HLS FUND                HLS FUND
                                  SUB-ACCOUNT (A)        SUB-ACCOUNT (A)         SUB-ACCOUNT (A)
-----------------------------  ---------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $ --                   $ --                 $234,736
                                    -----------            -----------            -------------
EXPENSE:
 Administrative charges                      --                     --                       --
 Mortality and Expense Risk
  charges                               (10,633)               (14,226)                 (98,698)
                                    -----------            -----------            -------------
  Total Expense                         (10,633)               (14,226)                 (98,698)
                                    -----------            -----------            -------------
  Net investment income
   (loss)                               (10,633)               (14,226)                 136,038
                                    -----------            -----------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (29,251)                (4,492)                 (39,194)
 Net realized gain on
  distributions                              --                     --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (443,589)              (976,554)              (5,786,786)
                                    -----------            -----------            -------------
  Net gain (loss) on
   investments                         (472,840)              (981,046)              (5,825,980)
                                    -----------            -----------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(483,473)             $(995,272)             $(5,689,942)
                                    ===========            ===========            =============

(a)  From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                    AMERICAN FUNDS           AMERICAN FUNDS
                                     GROWTH-INCOME            INTERNATIONAL
                                       HLS FUND                 HLS FUND
                                    SUB-ACCOUNT (A)          SUB-ACCOUNT (A)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $212,102                     $ --
                                     -------------            -------------
EXPENSE:
 Administrative charges                         --                       --
 Mortality and Expense Risk
  charges                                  (71,171)                 (58,304)
                                     -------------            -------------
  Total Expense                            (71,171)                 (58,304)
                                     -------------            -------------
  Net investment income (loss)             140,931                  (58,304)
                                     -------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    (17,666)                 (24,555)
 Net realized gain on
  distributions                                 --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (3,340,099)              (2,820,854)
                                     -------------            -------------
  Net gain (loss) on
   investments                          (3,357,765)              (2,845,409)
                                     -------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(3,216,834)             $(2,903,713)
                                     =============            =============

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   AMERICAN FUNDS            HUNTINGTON VA            HUNTINGTON VA
                                      NEW WORLD                 INCOME                  DIVIDEND               HUNTINGTON VA
                                      HLS FUND                EQUITY FUND             CAPTURE FUND              GROWTH FUND
                                   SUB-ACCOUNT (A)            SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                   $ --                 $143,965                 $832,716                  $25,989
                                    -------------            -------------            -------------            -------------
EXPENSE:
 Administrative charges                        --                   (4,247)                 (14,842)                  (4,161)
 Mortality and Expense Risk
  charges                                 (19,656)                 (34,138)                (121,897)                 (32,306)
                                    -------------            -------------            -------------            -------------
  Total Expense                           (19,656)                 (38,385)                (136,739)                 (36,467)
                                    -------------            -------------            -------------            -------------
  Net investment income
   (loss)                                 (19,656)                 105,580                  695,977                  (10,478)
                                    -------------            -------------            -------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (11,255)                 (22,838)                (163,905)                 (24,385)
 Net realized gain on
  distributions                                --                  153,446                  410,671                  194,169
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (986,390)              (1,300,867)              (3,472,564)              (1,182,380)
                                    -------------            -------------            -------------            -------------
  Net gain (loss) on
   investments                           (997,645)              (1,170,259)              (3,225,798)              (1,012,596)
                                    -------------            -------------            -------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(1,017,301)             $(1,064,679)             $(2,529,821)             $(1,023,074)
                                    =============            =============            =============            =============

                                    HUNTINGTON VA            HUNTINGTON VA            HUNTINGTON VA
                                      MID CORP                    NEW                   ROTATING
                                    AMERICA FUND             ECONOMY FUND             MARKETS FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $55,713                  $33,946                  $45,386
                                    -------------            -------------            -------------
EXPENSE:
 Administrative charges                    (8,942)                  (8,264)                  (3,457)
 Mortality and Expense Risk
  charges                                 (73,372)                 (64,804)                 (28,802)
                                    -------------            -------------            -------------
  Total Expense                           (82,314)                 (73,068)                 (32,259)
                                    -------------            -------------            -------------
  Net investment income
   (loss)                                 (26,601)                 (39,122)                  13,127
                                    -------------            -------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (50,322)                 (61,379)                 (75,278)
 Net realized gain on
  distributions                           217,976                  570,542                  148,682
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (2,302,466)              (3,437,102)              (1,016,882)
                                    -------------            -------------            -------------
  Net gain (loss) on
   investments                         (2,134,812)              (2,927,939)                (943,478)
                                    -------------            -------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(2,161,413)             $(2,967,061)               $(930,351)
                                    =============            =============            =============

(a)  From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                     HUNTINGTON VA
                                     INTERNATIONAL           HUNTINGTON VA
                                      EQUITY FUND           MACRO 100 FUND
                                      SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $132,017                $22,398
                                     -------------            -----------
EXPENSE:
 Administrative charges                         --                 (1,344)
 Mortality and Expense Risk
  charges                                  (70,556)               (17,966)
                                     -------------            -----------
  Total Expense                            (70,556)               (19,310)
                                     -------------            -----------
  Net investment income (loss)              61,461                  3,088
                                     -------------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    (95,842)               (34,923)
 Net realized gain on
  distributions                            100,461                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (2,335,079)              (464,366)
                                     -------------            -----------
  Net gain (loss) on
   investments                          (2,330,460)              (499,289)
                                     -------------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(2,268,999)             $(496,201)
                                     =============            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   HUNTINGTON VA                                    LORD ABBETT             LORD ABBETT
                                     MORTGAGE              HUNTINGTON VA          AMERICA'S VALUE         BOND-DEBENTURE
                                  SECURITIES FUND           SITUS FUND               PORTFOLIO               PORTFOLIO
                                    SUB-ACCOUNT           SUB-ACCOUNT (G)         SUB-ACCOUNT (A)         SUB-ACCOUNT (A)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $189,357                  $12,755                $31,785                 $424,967
                                    -----------            -------------            -----------            -------------
EXPENSE:
 Administrative charges                      --                   (3,221)                    --                       --
 Mortality and Expense Risk
  charges                               (34,769)                 (85,765)                (3,024)                 (28,368)
                                    -----------            -------------            -----------            -------------
  Total Expense                         (34,769)                 (88,986)                (3,024)                 (28,368)
                                    -----------            -------------            -----------            -------------
  Net investment income
   (loss)                               154,588                  (76,231)                28,761                  396,599
                                    -----------            -------------            -----------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (6,313)                 (88,307)                  (334)                  (1,526)
 Net realized gain on
  distributions                           3,489                   89,568                 19,077                   16,143
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (144,466)              (2,598,615)              (123,731)              (1,014,844)
                                    -----------            -------------            -----------            -------------
  Net gain (loss) on
   investments                         (147,290)              (2,597,354)              (104,988)              (1,000,227)
                                    -----------            -------------            -----------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                            $7,298              $(2,673,585)              $(76,227)               $(603,628)
                                    ===========            =============            ===========            =============

                                    LORD ABBETT
                                    GROWTH AND
                                      INCOME                MFS(R) CORE             MFS(R) GROWTH
                                     PORTFOLIO             EQUITY SERIES               SERIES
                                  SUB-ACCOUNT (A)           SUB-ACCOUNT            SUB-ACCOUNT (H)
-----------------------------  -----------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $34,470                  $73,797                  $41,726
                                    -----------            -------------            -------------
EXPENSE:
 Administrative charges                      --                  (14,894)                 (29,888)
 Mortality and Expense Risk
  charges                                (8,748)                (145,344)                (288,813)
                                    -----------            -------------            -------------
  Total Expense                          (8,748)                (160,238)                (318,701)
                                    -----------            -------------            -------------
  Net investment income
   (loss)                                25,722                  (86,441)                (276,975)
                                    -----------            -------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    (858)                (357,253)              (1,751,884)
 Net realized gain on
  distributions                           8,070                       --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (334,850)              (4,053,465)              (6,272,999)
                                    -----------            -------------            -------------
  Net gain (loss) on
   investments                         (327,638)              (4,410,718)              (8,024,883)
                                    -----------            -------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(301,916)             $(4,497,159)             $(8,301,858)
                                    ===========            =============            =============

(a)  From inception May 1, 2008 to December 31, 2008.

(g) Formerly Huntington VA Situs Small Cap Fund. Change effective January 24, 2008.

(h) Formerly MFS Emerging Growth Series. Change effective May 1, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                MFS(R) GLOBAL        MFS(R) HIGH
                                EQUITY SERIES       INCOME SERIES
                                 SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $92,569           $6,658,501
                                -------------       --------------
EXPENSE:
 Administrative charges               (15,990)            (117,154)
 Mortality and Expense Risk
  charges                            (157,539)          (1,143,848)
                                -------------       --------------
  Total Expense                      (173,529)          (1,261,002)
                                -------------       --------------
  Net investment income (loss)        (80,960)           5,397,499
                                -------------       --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions               (42,308)          (1,600,570)
 Net realized gain on
  distributions                       766,548                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (4,840,919)         (25,851,675)
                                -------------       --------------
  Net gain (loss) on
   investments                     (4,116,679)         (27,452,245)
                                -------------       --------------
  Net increase (decrease) in
   net assets resulting from
   operations                     $(4,197,639)        $(22,054,746)
                                =============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 MFS(R) INVESTORS
                                      GROWTH             MFS(R) INVESTORS         MFS(R) MID CAP            MFS(R) NEW
                                   STOCK SERIES            TRUST SERIES           GROWTH SERIES          DISCOVERY SERIES
                                    SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $112,237              $1,320,726                    $ --                    $ --
                                   -------------          --------------          --------------          --------------
EXPENSE:
 Administrative charges                  (31,065)               (271,423)                (52,103)               (148,792)
 Mortality and Expense Risk
  charges                               (300,378)             (2,543,770)               (518,678)             (1,404,839)
                                   -------------          --------------          --------------          --------------
  Total Expense                         (331,443)             (2,815,193)               (570,781)             (1,553,631)
                                   -------------          --------------          --------------          --------------
  Net investment income
   (loss)                               (219,206)             (1,494,467)               (570,781)             (1,553,631)
                                   -------------          --------------          --------------          --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (263,872)             (2,108,359)               (469,291)             (1,175,122)
 Net realized gain on
  distributions                          917,256              10,905,104               4,274,597              18,002,458
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (8,791,972)            (70,598,251)            (23,308,949)            (56,795,043)
                                   -------------          --------------          --------------          --------------
  Net gain (loss) on
   investments                        (8,138,588)            (61,801,506)            (19,503,643)            (39,967,707)
                                   -------------          --------------          --------------          --------------
  Net increase (decrease) in
   net assets resulting from
   operations                        $(8,357,794)           $(63,295,973)           $(20,074,424)           $(41,521,338)
                                   =============          ==============          ==============          ==============


                                 MFS(R) TOTAL         MFS(R) VALUE          MFS(R) RESEARCH
                                RETURN SERIES            SERIES               BOND SERIES
                                 SUB-ACCOUNT          SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                          $15,041,785            $918,854             $1,063,015
                               ----------------      --------------          -------------
EXPENSE:
 Administrative charges                (808,708)           (109,035)               (65,591)
 Mortality and Expense Risk
  charges                            (7,550,218)         (1,231,081)              (612,538)
                               ----------------      --------------          -------------
  Total Expense                      (8,358,926)         (1,340,116)              (678,129)
                               ----------------      --------------          -------------
  Net investment income
   (loss)                             6,682,859            (421,262)               384,886
                               ----------------      --------------          -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions              (6,852,738)         (1,042,281)               (87,256)
 Net realized gain on
  distributions                      29,793,043           3,100,458                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (154,337,021)        (32,559,787)            (2,046,667)
                               ----------------      --------------          -------------
  Net gain (loss) on
   investments                     (131,396,716)        (30,501,610)            (2,133,923)
                               ----------------      --------------          -------------
  Net increase (decrease) in
   net assets resulting from
   operations                     $(124,713,857)       $(30,922,872)           $(1,749,037)
                               ================      ==============          =============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------


                                    MFS(R) RESEARCH           MFS(R) RESEARCH
                                  INTERNATIONAL SERIES            SERIES
                                      SUB-ACCOUNT               SUB-ACCOUNT
---------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $160,550                  $18,326
                                     --------------            -------------
EXPENSE:
 Administrative charges                     (40,025)                  (5,733)
 Mortality and Expense Risk
  charges                                  (372,126)                 (53,556)
                                     --------------            -------------
  Total Expense                            (412,151)                 (59,289)
                                     --------------            -------------
  Net investment income (loss)             (251,601)                 (40,963)
                                     --------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    (370,228)                (195,693)
 Net realized gain on
  distributions                             925,516                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (14,028,132)              (1,154,825)
                                     --------------            -------------
  Net gain (loss) on
   investments                          (13,472,844)              (1,350,518)
                                     --------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(13,724,445)             $(1,391,481)
                                     ==============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                VAN KAMPEN --         VAN KAMPEN --
                                     BLACKROCK              BLACKROCK         UIF INTERNATIONAL        UIF MID CAP
                                      GLOBAL                LARGE CAP           GROWTH EQUITY            GROWTH
                                 GROWTH V.I. FUND       GROWTH V.I. FUND          PORTFOLIO             PORTFOLIO
                                    SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT (P)       SUB-ACCOUNT (A)
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $175                 $2,954                   $1                 $1,549
                                    -----------            -----------            ---------            -----------
EXPENSE:
 Administrative charges                    (407)                (1,077)                  --                     --
 Mortality and Expense Risk
  charges                                (3,851)               (12,170)                (714)                (4,216)
                                    -----------            -----------            ---------            -----------
  Total Expense                          (4,258)               (13,247)                (714)                (4,216)
                                    -----------            -----------            ---------            -----------
  Net investment income
   (loss)                                (4,083)               (10,293)                (713)                (2,667)
                                    -----------            -----------            ---------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  91,289                 68,409                  382                 (1,432)
 Net realized gain on
  distributions                              --                     --                   87                 59,051
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (188,451)              (404,026)             (22,613)              (328,318)
                                    -----------            -----------            ---------            -----------
  Net gain (loss) on
   investments                          (97,162)              (335,617)             (22,144)              (270,699)
                                    -----------            -----------            ---------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(101,245)             $(345,910)            $(22,857)             $(273,366)
                                    ===========            ===========            =========            ===========

                                   VAN KAMPEN --                              MORGAN STANLEY --
                                     UIF U.S.          MORGAN STANLEY --           CAPITAL
                                   MID CAP VALUE          FOCUS GROWTH          OPPORTUNITIES
                                     PORTFOLIO             PORTFOLIO              PORTFOLIO
                                  SUB-ACCOUNT (Q)       SUB-ACCOUNT (I)        SUB-ACCOUNT (R)
-----------------------------  ------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $1,218                   $4                    $ --
                                    -----------             --------             -----------
EXPENSE:
 Administrative charges                      --                   (9)                   (394)
 Mortality and Expense Risk
  charges                                (2,541)                (105)                 (3,376)
                                    -----------             --------             -----------
  Total Expense                          (2,541)                (114)                 (3,770)
                                    -----------             --------             -----------
  Net investment income
   (loss)                                (1,323)                (110)                 (3,770)
                                    -----------             --------             -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (12,827)                 (17)                 (3,961)
 Net realized gain on
  distributions                          51,068                   --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (159,652)              (2,723)               (116,155)
                                    -----------             --------             -----------
  Net gain (loss) on
   investments                         (121,411)              (2,740)               (120,116)
                                    -----------             --------             -----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(122,734)             $(2,850)              $(123,886)
                                    ===========             ========             ===========

(a)  From inception May 1, 2008 to December 31, 2008.

(i)  Funded as of February 13, 2008.

(p) Formerly reported as International Growth Equity Fund.

(q) Formerly reported as U.S. Mid Cap Value.

(r)  Formerly reported as Capital Opportunities.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                 MORGAN STANLEY --
                                      MID CAP           MORGAN STANLEY --
                                       GROWTH            FLEXIBLE INCOME
                                     PORTFOLIO              PORTFOLIO
                                  SUB-ACCOUNT (J)        SUB-ACCOUNT (S)
---------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $69                 $1,919
                                      --------              ---------
EXPENSE:
 Administrative charges                    (30)                  (154)
 Mortality and Expense Risk
  charges                                 (199)                (1,123)
                                      --------              ---------
  Total Expense                           (229)                (1,277)
                                      --------              ---------
  Net investment income (loss)            (160)                   642
                                      --------              ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    (47)                (8,800)
 Net realized gain on
  distributions                             --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (8,577)               (10,443)
                                      --------              ---------
  Net gain (loss) on
   investments                          (8,624)               (19,243)
                                      --------              ---------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(8,784)              $(18,601)
                                      ========              =========

(j)  Formerly Developing Growth. Change effective May 1, 2008.

(s)  Formerly reported as Flexible Income.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                MORGAN STANLEY --
                                     DIVIDEND          MORGAN STANLEY --
                                      GROWTH             GLOBAL EQUITY         MTB LARGE CAP        MTB LARGE CAP
                                    PORTFOLIO              PORTFOLIO          GROWTH FUND II        VALUE FUND II
                                 SUB-ACCOUNT (T)        SUB-ACCOUNT (U)       SUB-ACCOUNT (A)      SUB-ACCOUNT (A)
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $23                    $90                  $989               $1,422
                                     --------               --------             ---------            ---------
EXPENSE:
 Administrative charges                   (13)                   (24)                   --                   --
 Mortality and Expense Risk
  charges                                 (97)                  (221)                 (863)                (934)
                                     --------               --------             ---------            ---------
  Total Expense                          (110)                  (245)                 (863)                (934)
                                     --------               --------             ---------            ---------
  Net investment income
   (loss)                                 (87)                  (155)                  126                  488
                                     --------               --------             ---------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (24)                   (35)                 (318)                (320)
 Net realized gain on
  distributions                            --                    880                    --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (2,824)                (7,735)              (49,032)             (48,744)
                                     --------               --------             ---------            ---------
  Net gain (loss) on
   investments                         (2,848)                (6,890)              (49,350)             (49,064)
                                     --------               --------             ---------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(2,935)               $(7,045)             $(49,224)            $(48,576)
                                     ========               ========             =========            =========

                                                       COLUMBIA MARSICO
                                                        INTERNATIONAL          COLUMBIA
                                  MTB MODERATE          OPPORTUNITIES         HIGH YIELD
                                 GROWTH FUND II            VS FUND              VS FUND
                                SUB-ACCOUNT (A)          SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $199                  $313,927          $1,919,695
                                    --------            --------------       -------------
EXPENSE:
 Administrative charges                   --                   (48,988)            (35,919)
 Mortality and Expense Risk
  charges                                (45)                 (487,422)           (344,450)
                                    --------            --------------       -------------
  Total Expense                          (45)                 (536,410)           (380,369)
                                    --------            --------------       -------------
  Net investment income
   (loss)                                154                  (222,483)          1,539,326
                                    --------            --------------       -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (1)                1,861,286             (62,964)
 Net realized gain on
  distributions                          722                 4,792,022                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (3,015)              (22,405,409)         (6,431,112)
                                    --------            --------------       -------------
  Net gain (loss) on
   investments                        (2,294)              (15,752,101)         (6,494,076)
                                    --------            --------------       -------------
  Net increase (decrease) in
   net assets resulting from
   operations                        $(2,140)             $(15,974,584)        $(4,954,750)
                                    ========            ==============       =============

(a)  From inception May 1, 2008 to December 31, 2008.

(t)  Formerly reported as Dividend Growth.

(u) Formerly reported as Global Equity.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                    COLUMBIA MARSICO         COLUMBIA MARSICO
                                    FOCUSED EQUITIES              GROWTH
                                        VS FUND                   VS FUND
                                      SUB-ACCOUNT               SUB-ACCOUNT
---------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                  $19,424                  $54,912
                                     --------------            -------------
EXPENSE:
 Administrative charges                     (38,496)                 (33,744)
 Mortality and Expense Risk
  charges                                  (357,137)                (331,564)
                                     --------------            -------------
  Total Expense                            (395,633)                (365,308)
                                     --------------            -------------
  Net investment income (loss)             (376,209)                (310,396)
                                     --------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                     898,947                1,219,078
 Net realized gain on
  distributions                           3,206,812                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (13,887,907)              (9,582,385)
                                     --------------            -------------
  Net gain (loss) on
   investments                           (9,782,148)              (8,363,307)
                                     --------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(10,158,357)             $(8,673,703)
                                     ==============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                      OPPENHEIMER
                                  COLUMBIA MARSICO          COLUMBIA MARSICO            CAPITAL             OPPENHEIMER
                                    21ST CENTURY             MIDCAP GROWTH           APPRECIATION        GLOBAL SECURITIES
                                       VS FUND                  VS FUND                 FUND/VA               FUND/VA
                                     SUB-ACCOUNT              SUB-ACCOUNT           SUB-ACCOUNT (A)       SUB-ACCOUNT (A)
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                   $ --                      $ --                 $ --                   $ --
                                    -------------            --------------            ---------            -----------
EXPENSE:
 Administrative charges                   (12,220)                  (43,460)                  --                     --
 Mortality and Expense Risk
  charges                                (120,793)                 (430,167)              (1,021)               (17,682)
                                    -------------            --------------            ---------            -----------
  Total Expense                          (133,013)                 (473,627)              (1,021)               (17,682)
                                    -------------            --------------            ---------            -----------
  Net investment income
   (loss)                                (133,013)                 (473,627)              (1,021)               (17,682)
                                    -------------            --------------            ---------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    69,909                    55,458                 (102)                     3
 Net realized gain on
  distributions                           125,971                 3,116,967                   --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (3,733,077)              (14,737,116)             (64,167)              (741,647)
                                    -------------            --------------            ---------            -----------
  Net gain (loss) on
   investments                         (3,537,197)              (11,564,691)             (64,269)              (741,644)
                                    -------------            --------------            ---------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(3,670,210)             $(12,038,318)            $(65,290)             $(759,326)
                                    =============            ==============            =========            ===========

                                                         OPPENHEIMER
                                   OPPENHEIMER           MAIN STREET           OPPENHEIMER
                                   MAIN STREET            SMALL CAP               VALUE
                                   FUND(R)/VA            FUND(R)/VA              FUND/VA
                                 SUB-ACCOUNT (A)       SUB-ACCOUNT (A)       SUB-ACCOUNT (A)
-----------------------------  ---------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $ --                   $ --                 $ --
                                    ---------            -----------            ---------
EXPENSE:
 Administrative charges                    --                     --                   --
 Mortality and Expense Risk
  charges                              (2,143)               (12,172)                (432)
                                    ---------            -----------            ---------
  Total Expense                        (2,143)               (12,172)                (432)
                                    ---------            -----------            ---------
  Net investment income
   (loss)                              (2,143)               (12,172)                (432)
                                    ---------            -----------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (118)                (2,149)                 (44)
 Net realized gain on
  distributions                            --                     --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (92,287)              (588,762)             (18,939)
                                    ---------            -----------            ---------
  Net gain (loss) on
   investments                        (92,405)              (590,911)             (18,983)
                                    ---------            -----------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                        $(94,548)             $(603,083)            $(19,415)
                                    =========            ===========            =========

(a)  From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                       PUTNAM VT              PUTNAM VT
                                      DIVERSIFIED           GLOBAL ASSET
                                      INCOME FUND          ALLOCATION FUND
                                    SUB-ACCOUNT (A)        SUB-ACCOUNT (A)
----------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                    $ --                 $ --
                                     -------------            ---------
EXPENSE:
 Administrative charges                         --                   --
 Mortality and Expense Risk
  charges                                  (33,426)                (841)
                                     -------------            ---------
  Total Expense                            (33,426)                (841)
                                     -------------            ---------
  Net investment income (loss)             (33,426)                (841)
                                     -------------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                     (3,118)                (561)
 Net realized gain on
  distributions                                 --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (1,493,415)             (33,247)
                                     -------------            ---------
  Net gain (loss) on
   investments                          (1,496,533)             (33,808)
                                     -------------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(1,529,959)            $(34,649)
                                     =============            =========

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    PUTNAM VT                                                       JPMORGAN
                                  INTERNATIONAL          PUTNAM VT            PUTNAM VT          INSURANCE TRUST
                                   GROWTH AND          INTERNATIONAL          SMALL CAP             BALANCED
                                   INCOME FUND          EQUITY FUND          VALUE FUND           PORTFOLIO - 1
                                 SUB-ACCOUNT (A)      SUB-ACCOUNT (A)      SUB-ACCOUNT (A)         SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $ --                 $ --                 $ --                $51,035
                                    ---------            ---------            ---------            -----------
EXPENSE:
 Administrative charges                    --                   --                   --                     --
 Mortality and Expense Risk
  charges                                (274)                (361)                (466)               (24,592)
                                    ---------            ---------            ---------            -----------
  Total Expense                          (274)                (361)                (466)               (24,592)
                                    ---------            ---------            ---------            -----------
  Net investment income
   (loss)                                (274)                (361)                (466)                26,443
                                    ---------            ---------            ---------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (174)                 (16)                (207)               (42,118)
 Net realized gain on
  distributions                            --                   --                   --                209,091
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (16,345)             (18,454)             (26,877)              (638,028)
                                    ---------            ---------            ---------            -----------
  Net gain (loss) on
   investments                        (16,519)             (18,470)             (27,084)              (471,055)
                                    ---------            ---------            ---------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                        $(16,793)            $(18,831)            $(27,550)             $(444,612)
                                    =========            =========            =========            ===========

                                      JPMORGAN                 JPMORGAN                 JPMORGAN
                                   INSURANCE TRUST          INSURANCE TRUST          INSURANCE TRUST
                                      CORE BOND           DIVERSIFIED EQUITY        INTREPID MID CAP
                                    PORTFOLIO - 1            PORTFOLIO - 1            PORTFOLIO - 1
                                     SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $3,215,736                 $115,495                  $52,064
                                    -------------            -------------            -------------
EXPENSE:
 Administrative charges                        --                       --                       --
 Mortality and Expense Risk
  charges                                (936,393)                (164,140)                (154,230)
                                    -------------            -------------            -------------
  Total Expense                          (936,393)                (164,140)                (154,230)
                                    -------------            -------------            -------------
  Net investment income
   (loss)                               2,279,343                  (48,645)                (102,166)
                                    -------------            -------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (42,988)                (130,266)                 (85,663)
 Net realized gain on
  distributions                                --                  996,699                  829,108
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (2,452,024)              (5,145,009)              (5,325,097)
                                    -------------            -------------            -------------
  Net gain (loss) on
   investments                         (2,495,012)              (4,278,576)              (4,581,652)
                                    -------------            -------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                           $(215,669)             $(4,327,221)             $(4,683,818)
                                    =============            =============            =============

(a)  From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                        JPMORGAN                 JPMORGAN
                                    INSURANCE TRUST          INSURANCE TRUST
                                      EQUITY INDEX           GOVERNMENT BOND
                                     PORTFOLIO - 1            PORTFOLIO - 1
                                      SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $800,817              $1,320,237
                                     --------------            ------------
EXPENSE:
 Administrative charges                          --                      --
 Mortality and Expense Risk
  charges                                  (656,723)               (416,887)
                                     --------------            ------------
  Total Expense                            (656,723)               (416,887)
                                     --------------            ------------
  Net investment income (loss)              144,094                 903,350
                                     --------------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    (276,419)                 46,726
 Net realized gain on
  distributions                                  --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (18,957,816)              1,174,680
                                     --------------            ------------
  Net gain (loss) on
   investments                          (19,234,235)              1,221,406
                                     --------------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(19,090,141)             $2,124,756
                                     ==============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                            JPMORGAN                 JPMORGAN
                                   JPMORGAN              INSURANCE TRUST          INSURANCE TRUST
                                INSURANCE TRUST            DIVERSIFIED              DIVERSIFIED           JENNISON 20/20
                                INTREPID GROWTH          MID CAP GROWTH            MID CAP VALUE               FOCUS
                                 PORTFOLIO - 1            PORTFOLIO - 1            PORTFOLIO - 1             PORTFOLIO
                                  SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $23,635                     $ --                 $138,716                   $ --
                                 -------------            -------------            -------------            -----------
EXPENSE:
 Administrative charges                     --                       --                       --                   (532)
 Mortality and Expense
  Risk charges                         (46,721)                (191,689)                (146,596)                (5,461)
                                 -------------            -------------            -------------            -----------
  Total Expense                        (46,721)                (191,689)                (146,596)                (5,993)
                                 -------------            -------------            -------------            -----------
  Net investment income
   (loss)                              (23,086)                (191,689)                  (7,880)                (5,993)
                                 -------------            -------------            -------------            -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions              (7,881)                (136,924)                 (88,152)                (2,414)
 Net realized gain on
  distributions                             --                2,368,791                2,124,490                 24,368
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                              (1,504,594)              (8,505,613)              (5,888,361)              (166,250)
                                 -------------            -------------            -------------            -----------
  Net gain (loss) on
   investments                      (1,512,475)              (6,273,746)              (3,852,023)              (144,296)
                                 -------------            -------------            -------------            -----------
  Net increase (decrease)
   in net assets resulting
   from operations                 $(1,535,561)             $(6,465,435)             $(3,859,903)             $(150,289)
                                 =============            =============            =============            ===========


                                                                              PRUDENTIAL
                                                        PRUDENTIAL              SERIES
                                  JENNISON                 VALUE            INTERNATIONAL
                                  PORTFOLIO              PORTFOLIO              GROWTH
                                 SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT
--------------------------  ----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $316                 $2,810                 $89
                                 -----------            -----------            --------
EXPENSE:
 Administrative charges                 (694)                    --                  --
 Mortality and Expense
  Risk charges                        (7,111)                (3,464)               (118)
                                 -----------            -----------            --------
  Total Expense                       (7,805)                (3,464)               (118)
                                 -----------            -----------            --------
  Net investment income
   (loss)                             (7,489)                  (654)                (29)
                                 -----------            -----------            --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions           (25,498)               (15,824)              1,239
 Net realized gain on
  distributions                           --                 43,125               1,403
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                              (164,165)              (130,400)             (7,189)
                                 -----------            -----------            --------
  Net gain (loss) on
   investments                      (189,663)              (103,099)             (4,547)
                                 -----------            -----------            --------
  Net increase (decrease)
   in net assets resulting
   from operations                 $(197,152)             $(103,753)            $(4,576)
                                 ===========            ===========            ========

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                     LEGG MASON              LEGG MASON
                                  PARTNERS VARIABLE       PARTNERS VARIABLE
                                 CAPITAL AND INCOME       FUNDAMENTAL VALUE
                                      PORTFOLIO               PORTFOLIO
                                     SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $1,165                  $23,081
                                      ---------              -----------
EXPENSE:
 Administrative charges                      --                       --
 Mortality and Expense Risk
  charges                                (2,886)                 (23,335)
                                      ---------              -----------
  Total Expense                          (2,886)                 (23,335)
                                      ---------              -----------
  Net investment income (loss)           (1,721)                    (254)
                                      ---------              -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (57,785)                (209,021)
 Net realized gain on
  distributions                           4,215                    1,228
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (11,461)                (492,318)
                                      ---------              -----------
  Net gain (loss) on
   investments                          (65,031)                (700,111)
                                      ---------              -----------
  Net increase (decrease) in
   net assets resulting from
   operations                          $(66,752)               $(700,365)
                                      =========              ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   LEGG MASON
                                PARTNERS VARIABLE        LEGG MASON           VAN KAMPEN LIT
                                   GLOBAL HIGH        PARTNERS VARIABLE         GROWTH AND           VAN KAMPEN LIT
                                   YIELD BOND             INVESTORS               INCOME                COMSTOCK
                                    PORTFOLIO             PORTFOLIO              PORTFOLIO              PORTFOLIO
                                   SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT (V)        SUB-ACCOUNT (W)
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $9,445                 $6,108                 $6,866                $10,071
                                    ---------            -----------            -----------            -----------
EXPENSE:
 Administrative charges                  (180)                  (866)                  (790)                  (868)
 Mortality and Expense Risk
  charges                              (1,527)                (7,378)                (8,532)                (7,755)
                                    ---------            -----------            -----------            -----------
  Total Expense                        (1,707)                (8,244)                (9,322)                (8,623)
                                    ---------            -----------            -----------            -----------
  Net investment income
   (loss)                               7,738                 (2,136)                (2,456)                 1,448
                                    ---------            -----------            -----------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions               (12,803)                 5,176                (17,891)               (11,411)
 Net realized gain on
  distributions                            --                 16,953                 13,340                 24,734
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (38,861)              (263,509)              (214,183)              (198,841)
                                    ---------            -----------            -----------            -----------
  Net gain (loss) on
   investments                        (51,664)              (241,380)              (218,734)              (185,518)
                                    ---------            -----------            -----------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                        $(43,926)             $(243,516)             $(221,190)             $(184,070)
                                    =========            ===========            ===========            ===========


                                  WELLS FARGO         WELLS FARGO          WELLS FARGO
                                  ADVANTAGE VT        ADVANTAGE VT        ADVANTAGE VT
                                     ASSET            TOTAL RETURN           EQUITY
                                ALLOCATION FUND        BOND FUND           INCOME FUND
                                  SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $289               $410                  $473
                                    --------             ------             ---------
EXPENSE:
 Administrative charges                   --                 --                    --
 Mortality and Expense Risk
  charges                               (218)              (116)                 (380)
                                    --------             ------             ---------
  Total Expense                         (218)              (116)                 (380)
                                    --------             ------             ---------
  Net investment income
   (loss)                                 71                294                    93
                                    --------             ------             ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (13)                --                  (599)
 Net realized gain on
  distributions                          956                 --                 3,931
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (5,207)              (208)              (14,660)
                                    --------             ------             ---------
  Net gain (loss) on
   investments                        (4,264)              (208)              (11,328)
                                    --------             ------             ---------
  Net increase (decrease) in
   net assets resulting from
   operations                        $(4,193)               $86              $(11,235)
                                    ========             ======             =========

(v)  Formerly reported as Growth and Income.

(w) Formerly reported as Comstock.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                   WELLS FARGO         WELLS FARGO
                                   ADVANTAGE VT        ADVANTAGE VT
                                  C&B LARGE CAP       INTERNATIONAL
                                    VALUE FUND          CORE FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $155                $180
                                     --------            --------
EXPENSE:
 Administrative charges                    --                  --
 Mortality and Expense Risk
  charges                                (177)               (169)
                                     --------            --------
  Total Expense                          (177)               (169)
                                     --------            --------
  Net investment income (loss)            (22)                 11
                                     --------            --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (2,379)                (17)
 Net realized gain on
  distributions                            --               1,880
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (2,664)             (7,078)
                                     --------            --------
  Net gain (loss) on
   investments                         (5,043)             (5,215)
                                     --------            --------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(5,065)            $(5,204)
                                     ========            ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  WELLS FARGO         WELLS FARGO                                RIDGEWORTH
                                  ADVANTAGE VT        ADVANTAGE VT        WELLS FARGO          VARIABLE TRUST
                                 LARGE COMPANY         SMALL CAP          ADVANTAGE VT        LARGE CAP GROWTH
                                  GROWTH FUND         GROWTH FUND        DISCOVERY FUND          STOCK FUND
                                  SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT (K)        SUB-ACCOUNT (L)
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $21                $ --               $ --                   $13,788
                                    --------            --------             ------             -------------
EXPENSE:
 Administrative charges                   --                  --                 --                   (10,286)
 Mortality and Expense Risk
  charges                               (137)               (190)               (26)                  (99,841)
                                    --------            --------             ------             -------------
  Total Expense                         (137)               (190)               (26)                 (110,127)
                                    --------            --------             ------             -------------
  Net investment income
   (loss)                               (116)               (190)               (26)                  (96,339)
                                    --------            --------             ------             -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (48)             (1,890)                (1)                  (28,476)
 Net realized gain on
  distributions                           --               3,442                 --                   834,181
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (3,480)             (7,248)              (902)               (3,491,676)
                                    --------            --------             ------             -------------
  Net gain (loss) on
   investments                        (3,528)             (5,696)              (903)               (2,685,971)
                                    --------            --------             ------             -------------
  Net increase (decrease) in
   net assets resulting from
   operations                        $(3,644)            $(5,886)             $(929)              $(2,782,310)
                                    ========            ========             ======             =============

                                    RIDGEWORTH             RIDGEWORTH              RIDGEWORTH
                                  VARIABLE TRUST         VARIABLE TRUST          VARIABLE TRUST
                                  LARGE CAP CORE          MID-CAP CORE           LARGE CAP VALUE
                                    EQUITY FUND            EQUITY FUND             EQUITY FUND
                                  SUB-ACCOUNT (M)        SUB-ACCOUNT (N)         SUB-ACCOUNT (O)
-----------------------------  ---------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $10,793                 $9,996                 $104,533
                                    -----------            -----------            -------------
EXPENSE:
 Administrative charges                  (2,149)                (2,783)                  (9,199)
 Mortality and Expense Risk
  charges                               (19,754)               (27,301)                 (84,721)
                                    -----------            -----------            -------------
  Total Expense                         (21,903)               (30,084)                 (93,920)
                                    -----------            -----------            -------------
  Net investment income
   (loss)                               (11,110)               (20,088)                  10,613
                                    -----------            -----------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (22,341)               (41,525)                 (18,975)
 Net realized gain on
  distributions                         118,960                173,335                  403,874
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (590,644)              (827,254)              (2,361,464)
                                    -----------            -----------            -------------
  Net gain (loss) on
   investments                         (494,025)              (695,444)              (1,976,565)
                                    -----------            -----------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(505,135)             $(715,532)             $(1,965,952)
                                    ===========            ===========            =============

(k) Funded as of February 12, 2008.

(l) Formerly STI Classic VT Large Cap Growth Stock Fund. Change effective May 1, 2008.

(m) Formerly STI Classic VT Large Cap Core Equity Fund. Change effective May 1, 2008.

(n) Formerly STI Classic VT Mid-Cap Core Equity Fund. Change effective May 1, 2008.

(o) Formerly STI Classic VT Large Cap Value Equity Fund. Change effective May 1, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                 ALLIANCEBERNSTEIN VPS      ALLIANCEBERNSTEIN VPS
                                    BALANCED WEALTH             INTERNATIONAL
                                   STRATEGY PORTFOLIO          VALUE PORTFOLIO
                                    SUB-ACCOUNT (A)            SUB-ACCOUNT (A)
-----------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)               $4,562                   $(18,903)
 Net realized gain (loss) on
  security transactions                         44                    (19,363)
 Net realized gain on
  distributions                                 --                         --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (174,855)                (1,364,421)
                                      ------------              -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              (170,249)                (1,402,687)
                                      ------------              -------------
UNIT TRANSACTIONS:
 Purchases                                 468,810                  2,554,188
 Net transfers                             910,518                  2,342,527
 Surrenders for benefit
  payments and fees                        (11,442)                   (50,165)
 Net annuity transactions                       --                         --
                                      ------------              -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      1,367,886                  4,846,550
                                      ------------              -------------
 Net increase (decrease) in
  net assets                             1,197,637                  3,443,863
NET ASSETS:
 Beginning of year                              --                         --
                                      ------------              -------------
 End of year                            $1,197,637                 $3,443,863
                                      ============              =============

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 ALLIANCEBERNSTEIN VPS                               ALLIANCEBERNSTEIN VPS       AIM V.I.
                                     SMALL/MID-CAP         ALLIANCEBERNSTEIN VPS         INTERNATIONAL            BASIC
                                    VALUE PORTFOLIO           VALUE PORTFOLIO           GROWTH PORTFOLIO        VALUE FUND
                                    SUB-ACCOUNT (A)           SUB-ACCOUNT (A)           SUB-ACCOUNT (A)        SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(3,279)                    $(616)                   $(4,480)            $(586,593)
 Net realized gain (loss) on
  security transactions                      (419)                     (184)                     1,447              (148,954)
 Net realized gain on
  distributions                                --                        --                         --            10,509,917
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (169,854)                  (28,098)                  (266,577)          (48,829,594)
                                      -----------                ----------               ------------        --------------
 Net increase (decrease) in
  net assets resulting from
  operations                             (173,552)                  (28,898)                  (269,610)          (39,055,224)
                                      -----------                ----------               ------------        --------------
UNIT TRANSACTIONS:
 Purchases                                379,671                    92,271                    457,237               802,294
 Net transfers                            372,447                    27,436                    587,226            (3,933,868)
 Surrenders for benefit
  payments and fees                       (10,210)                   (1,895)                    (5,620)           (6,078,582)
 Net annuity transactions                      --                        --                         --                 2,025
                                      -----------                ----------               ------------        --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       741,908                   117,812                  1,038,843            (9,208,131)
                                      -----------                ----------               ------------        --------------
 Net increase (decrease) in
  net assets                              568,356                    88,914                    769,233           (48,263,355)
NET ASSETS:
 Beginning of year                             --                        --                         --            81,979,199
                                      -----------                ----------               ------------        --------------
 End of year                             $568,356                   $88,914                   $769,233           $33,715,844
                                      ===========                ==========               ============        ==============

                                       AIM V.I.             AIM V.I.                  AIM V.I.
                                       CAPITAL                CORE                   GOVERNMENT
                                  APPRECIATION FUND       EQUITY FUND             SECURITIES FUND
                                     SUB-ACCOUNT          SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(534,418)            $189,672                $8,016,871
 Net realized gain (loss) on
  security transactions                   (547,793)             (54,957)                  551,535
 Net realized gain on
  distributions                                 --                   --                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (14,401,749)         (34,782,165)               28,107,906
                                    --------------       --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                           (15,483,960)         (34,647,450)               36,676,312
                                    --------------       --------------            --------------
UNIT TRANSACTIONS:
 Purchases                                 796,198            1,773,650                11,770,960
 Net transfers                          (2,493,298)          (6,633,387)               82,331,963
 Surrenders for benefit
  payments and fees                     (3,771,538)          (8,507,062)              (35,590,404)
 Net annuity transactions                       --               (3,282)                   (8,022)
                                    --------------       --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (5,468,638)         (13,370,081)               58,504,497
                                    --------------       --------------            --------------
 Net increase (decrease) in
  net assets                           (20,952,598)         (48,017,531)               95,180,809
NET ASSETS:
 Beginning of year                      39,709,942          118,284,738               315,462,288
                                    --------------       --------------            --------------
 End of year                           $18,757,344          $70,267,207              $410,643,097
                                    ==============       ==============            ==============

(a)  From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                       AIM V.I.            AIM V.I.
                                         HIGH           INTERNATIONAL
                                      YIELD FUND         GROWTH FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $70,781            $(815,837)
 Net realized gain (loss) on
  security transactions                   (35,515)          (1,459,079)
 Net realized gain on
  distributions                                --            1,038,789
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (351,544)         (36,231,702)
                                     ------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                             (316,278)         (37,467,829)
                                     ------------       --------------
UNIT TRANSACTIONS:
 Purchases                                  6,783            8,036,925
 Net transfers                           (114,345)          15,711,004
 Surrenders for benefit
  payments and fees                      (144,354)          (5,967,320)
 Net annuity transactions                      --                1,981
                                     ------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (251,916)          17,782,590
                                     ------------       --------------
 Net increase (decrease) in
  net assets                             (568,194)         (19,685,239)
NET ASSETS:
 Beginning of year                      1,309,653           75,959,529
                                     ------------       --------------
 End of year                             $741,459          $56,274,290
                                     ============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  AIM V.I.             AIM V.I.             AIM V.I.                AIM V.I.
                                MID CAP CORE          SMALL CAP            LARGE CAP                 CAPITAL
                                EQUITY FUND          EQUITY FUND          GROWTH FUND           DEVELOPMENT FUND
                                SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT              SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $(315,662)           $(658,464)           $(350,260)              $(13,476)
 Net realized gain (loss) on
  security transactions             1,934,350             (524,074)            (174,908)              (204,603)
 Net realized gain on
  distributions                    10,909,748              135,257                   --                 99,673
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (44,844,227)         (13,293,457)          (8,559,247)              (364,126)
                               --------------       --------------       --------------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                      (32,315,791)         (14,340,738)          (9,084,415)              (482,532)
                               --------------       --------------       --------------            -----------
UNIT TRANSACTIONS:
 Purchases                          1,397,015            3,867,755              924,071                110,275
 Net transfers                     (6,357,431)          11,848,362           (1,283,388)               727,771
 Surrenders for benefit
  payments and fees                (9,452,720)          (3,013,559)          (2,211,570)               (19,397)
 Net annuity transactions               4,246               11,615                  792                     --
                               --------------       --------------       --------------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               (14,408,890)          12,714,173           (2,570,095)               818,649
                               --------------       --------------       --------------            -----------
 Net increase (decrease) in
  net assets                      (46,724,681)          (1,626,565)         (11,654,510)               336,117
NET ASSETS:
 Beginning of year                118,825,638           33,071,587           24,397,254                189,153
                               --------------       --------------       --------------            -----------
 End of year                      $72,100,957          $31,445,022          $12,742,744               $525,270
                               ==============       ==============       ==============            ===========

                                                             AMERICAN FUNDS
                                   AMERICAN FUNDS                GLOBAL           AMERICAN FUNDS
                                       GLOBAL                  GROWTH AND              ASSET
                                      BOND FUND               INCOME FUND         ALLOCATION FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $2,484,833                  $335,477            $2,574,148
 Net realized gain (loss) on
  security transactions                  (768,184)               (3,501,083)           (5,520,367)
 Net realized gain on
  distributions                            29,191                   980,131            17,491,070
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (2,710,220)              (63,489,579)         (160,790,126)
                                    -------------            --------------       ---------------
 Net increase (decrease) in
  net assets resulting from
  operations                             (964,380)              (65,675,054)         (146,245,275)
                                    -------------            --------------       ---------------
UNIT TRANSACTIONS:
 Purchases                              3,039,490                 8,033,833             9,119,347
 Net transfers                         55,083,697                19,210,716           (19,343,471)
 Surrenders for benefit
  payments and fees                    (6,398,129)               (8,417,005)          (44,820,937)
 Net annuity transactions                      --                     3,381               (25,346)
                                    -------------            --------------       ---------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    51,725,058                18,830,925           (55,070,407)
                                    -------------            --------------       ---------------
 Net increase (decrease) in
  net assets                           50,760,678               (46,844,129)         (201,315,682)
NET ASSETS:
 Beginning of year                     30,855,370               134,512,390           501,772,240
                                    -------------            --------------       ---------------
 End of year                          $81,616,048               $87,668,261          $300,456,558
                                    =============            ==============       ===============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                AMERICAN FUNDS
                                   BLUE CHIP
                                  INCOME AND               AMERICAN FUNDS
                                  GROWTH FUND                BOND FUND
                                  SUB-ACCOUNT               SUB-ACCOUNT
------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $300,081               $12,603,295
 Net realized gain (loss) on
  security transactions                (588,600)               (2,473,755)
 Net realized gain on
  distributions                      12,568,207                   896,865
 Net unrealized appreciation
  (depreciation) of
  investments during the year       (95,097,292)              (51,032,009)
                                ---------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                        (82,817,604)              (40,005,604)
                                ---------------            --------------
UNIT TRANSACTIONS:
 Purchases                            4,299,442                 7,700,726
 Net transfers                       (9,972,509)                6,968,156
 Surrenders for benefit
  payments and fees                 (15,833,778)              (34,904,588)
 Net annuity transactions                (7,841)                  (29,352)
                                ---------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 (21,514,686)              (20,265,058)
                                ---------------            --------------
 Net increase (decrease) in
  net assets                       (104,332,290)              (60,270,662)
NET ASSETS:
 Beginning of year                  233,620,876               365,606,275
                                ---------------            --------------
 End of year                       $129,288,586              $305,335,613
                                ===============            ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  AMERICAN FUNDS
                                      GLOBAL          AMERICAN FUNDS           AMERICAN FUNDS           AMERICAN FUNDS
                                    GROWTH FUND         GROWTH FUND          GROWTH-INCOME FUND       INTERNATIONAL FUND
                                    SUB-ACCOUNT         SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(71,447)        $(10,298,725)               $(880,464)               $366,313
 Net realized gain (loss) on
  security transactions               (1,460,980)          (4,432,115)              (8,747,696)             (2,754,617)
 Net realized gain on
  distributions                       11,024,533          119,559,907               65,427,563              41,165,265
 Net unrealized appreciation
  (depreciation) of
  investments during the year        (70,662,030)        (674,837,722)            (510,650,771)           (199,517,067)
                                   -------------      ---------------          ---------------          --------------
 Net increase (decrease) in
  net assets resulting from
  operations                         (61,169,924)        (570,008,655)            (454,851,368)           (160,740,106)
                                   -------------      ---------------          ---------------          --------------
UNIT TRANSACTIONS:
 Purchases                             4,911,221           30,681,592               27,148,084               8,716,379
 Net transfers                        (5,457,903)           6,461,237               14,593,982              (6,196,040)
 Surrenders for benefit
  payments and fees                  (10,347,784)         (87,778,989)             (85,211,765)            (23,525,865)
 Net annuity transactions                (12,157)             (15,482)                 (65,666)                (28,209)
                                   -------------      ---------------          ---------------          --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                  (10,906,623)         (50,651,642)             (43,535,365)            (21,033,735)
                                   -------------      ---------------          ---------------          --------------
 Net increase (decrease) in
  net assets                         (72,076,547)        (620,660,297)            (498,386,733)           (181,773,841)
NET ASSETS:
 Beginning of year                   159,001,257        1,294,497,680            1,177,011,167             382,340,934
                                   -------------      ---------------          ---------------          --------------
 End of year                         $86,924,710         $673,837,383             $678,624,434            $200,567,093
                                   =============      ===============          ===============          ==============

                                                         AMERICAN FUNDS             BB&T
                                  AMERICAN FUNDS          GLOBAL SMALL            MID CAP
                                  NEW WORLD FUND       CAPITALIZATION FUND       GROWTH VIF
                                    SUB-ACCOUNT            SUB-ACCOUNT        SUB-ACCOUNT (A)
-----------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(436,282)           $(1,934,322)            $(1,159)
 Net realized gain (loss) on
  security transactions               (4,512,576)            (1,930,832)               (293)
 Net realized gain on
  distributions                        9,554,182             15,081,521              37,903
 Net unrealized appreciation
  (depreciation) of
  investments during the year        (66,134,719)           (86,480,303)           (127,947)
                                   -------------          -------------          ----------
 Net increase (decrease) in
  net assets resulting from
  operations                         (61,529,395)           (75,263,936)            (91,496)
                                   -------------          -------------          ----------
UNIT TRANSACTIONS:
 Purchases                             4,604,293              3,366,854             205,739
 Net transfers                        (3,798,221)           (13,107,387)             31,385
 Surrenders for benefit
  payments and fees                   (8,523,358)            (8,427,586)               (596)
 Net annuity transactions                   (707)                   637                  --
                                   -------------          -------------          ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   (7,717,993)           (18,167,482)            236,528
                                   -------------          -------------          ----------
 Net increase (decrease) in
  net assets                         (69,247,388)           (93,431,418)            145,032
NET ASSETS:
 Beginning of year                   140,998,528            152,453,939                  --
                                   -------------          -------------          ----------
 End of year                         $71,751,140            $59,022,521            $145,032
                                   =============          =============          ==========

(a)  From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                       BB&T
                                  CAPITAL MANAGER           BB&T
                                    EQUITY VIF          LARGE CAP VIF
                                  SUB-ACCOUNT (A)      SUB-ACCOUNT (A)
------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $2                    $72
 Net realized gain (loss) on
  security transactions                   --                    (10)
 Net realized gain on
  distributions                           --                  3,047
 Net unrealized appreciation
  (depreciation) of
  investments during the year              5                 (7,089)
                                       -----              ---------
 Net increase (decrease) in
  net assets resulting from
  operations                               7                 (3,980)
                                       -----              ---------
UNIT TRANSACTIONS:
 Purchases                                --                 14,029
 Net transfers                           209                     --
 Surrenders for benefit
  payments and fees                       --                     --
 Net annuity transactions                 --                     --
                                       -----              ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      209                 14,029
                                       -----              ---------
 Net increase (decrease) in
  net assets                             216                 10,049
NET ASSETS:
 Beginning of year                        --                     --
                                       -----              ---------
 End of year                            $216                $10,049
                                       =====              =========

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                        BB&T                                                                  COLUMBIA
                                      SPECIAL                  BB&T                 COLUMBIA               SMALL COMPANY
                                   OPPORTUNITIES           TOTAL RETURN         ASSET ALLOCATION               GROWTH
                                     EQUITY VIF              BOND VIF                VS FUND                  VS FUND
                                  SUB-ACCOUNT (A)        SUB-ACCOUNT (A)           SUB-ACCOUNT              SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(5,975)               $5,807                  $81,715                 $(288,471)
 Net realized gain (loss) on
  security transactions                   (7,215)               (2,005)                (361,397)                 (430,594)
 Net realized gain on
  distributions                           34,836                    --                  733,468                 1,693,554
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (419,419)                8,263               (2,500,394)               (7,941,741)
                                    ------------            ----------            -------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (397,773)               12,065               (2,046,608)               (6,967,252)
                                    ------------            ----------            -------------            --------------
UNIT TRANSACTIONS:
 Purchases                             1,331,217               424,242                    7,616                    26,791
 Net transfers                           238,241               143,065                  122,509                  (855,404)
 Surrenders for benefit
  payments and fees                      (13,525)              (10,163)              (1,685,491)               (3,334,762)
 Net annuity transactions                     --                    --                       --                        --
                                    ------------            ----------            -------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    1,555,933               557,144               (1,555,366)               (4,163,375)
                                    ------------            ----------            -------------            --------------
 Net increase (decrease) in
  net assets                           1,158,160               569,209               (3,601,974)              (11,130,627)
NET ASSETS:
 Beginning of year                            --                    --                7,823,135                19,752,130
                                    ------------            ----------            -------------            --------------
 End of year                          $1,158,160              $569,209               $4,221,161                $8,621,503
                                    ============            ==========            =============            ==============


                                       COLUMBIA              EVERGREEN VA
                                   LARGE CAP VALUE        DIVERSIFIED CAPITAL        EVERGREEN VA
                                       VS FUND               BUILDER FUND             GROWTH FUND
                                     SUB-ACCOUNT            SUB-ACCOUNT (B)           SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $71,724               $(11,164)                $(34,442)
 Net realized gain (loss) on
  security transactions                   (896,735)               (62,818)                 (55,316)
 Net realized gain on
  distributions                          3,561,664                     --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (13,576,084)              (303,445)                (938,643)
                                    --------------            -----------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                           (10,839,431)              (377,427)              (1,028,401)
                                    --------------            -----------            -------------
UNIT TRANSACTIONS:
 Purchases                                  30,008                111,187                   43,453
 Net transfers                          (1,487,781)                67,730                  (12,065)
 Surrenders for benefit
  payments and fees                     (5,808,305)               (71,755)                 (53,218)
 Net annuity transactions                       --                     --                     (326)
                                    --------------            -----------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (7,266,078)               107,162                  (22,156)
                                    --------------            -----------            -------------
 Net increase (decrease) in
  net assets                           (18,105,509)              (270,265)              (1,050,557)
NET ASSETS:
 Beginning of year                      33,056,589                733,475                2,407,327
                                    --------------            -----------            -------------
 End of year                           $14,951,080               $463,210               $1,356,770
                                    ==============            ===========            =============

(a)  From inception May 1, 2008 to December 31, 2008.

(b) Formerly Evergreen VA Balanced Fund. Change effective May 30, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                     EVERGREEN VA
                                     INTERNATIONAL           EVERGREEN VA
                                      EQUITY FUND             OMEGA FUND
                                      SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(38,481)              $(2,998)
 Net realized gain (loss) on
  security transactions                    (26,200)               (1,247)
 Net realized gain on
  distributions                             54,226                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (1,145,568)              (58,519)
                                     -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                            (1,156,023)              (62,764)
                                     -------------            ----------
UNIT TRANSACTIONS:
 Purchases                                 205,287                12,850
 Net transfers                             491,770               (12,361)
 Surrenders for benefit
  payments and fees                       (112,776)              (31,004)
 Net annuity transactions                       --                    --
                                     -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                        584,281               (30,515)
                                     -------------            ----------
 Net increase (decrease) in
  net assets                              (571,742)              (93,279)
NET ASSETS:
 Beginning of year                       2,297,560               254,676
                                     -------------            ----------
 End of year                            $1,725,818              $161,397
                                     =============            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                               EVERGREEN VA             EVERGREEN VA           FIDELITY VIP            FIDELITY VIP
                                  SPECIAL               FUNDAMENTAL               GROWTH               CONTRAFUND(R)
                                VALUES FUND            LARGE CAP FUND            PORTFOLIO               PORTFOLIO
                                SUB-ACCOUNT             SUB-ACCOUNT           SUB-ACCOUNT (A)         SUB-ACCOUNT (A)
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $(102,922)                $28,511                    $50                  $41,188
 Net realized gain (loss) on
  security transactions             (425,950)                (12,428)                (5,956)                 (16,792)
 Net realized gain on
  distributions                           --                      --                     --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (5,695,557)               (869,718)              (105,103)              (2,313,445)
                               -------------            ------------            -----------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                      (6,224,429)               (853,635)              (111,009)              (2,289,049)
                               -------------            ------------            -----------            -------------
UNIT TRANSACTIONS:
 Purchases                           907,997               1,275,562                299,629                5,110,501
 Net transfers                       198,155               1,909,237                 58,854                5,225,563
 Surrenders for benefit
  payments and fees                 (901,010)                (85,473)                (7,353)                (135,151)
 Net annuity transactions               (321)                     --                     --                       --
                               -------------            ------------            -----------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                  204,821               3,099,326                351,130               10,200,913
                               -------------            ------------            -----------            -------------
 Net increase (decrease) in
  net assets                      (6,019,608)              2,245,691                240,121                7,911,864
NET ASSETS:
 Beginning of year                18,670,161                 986,814                     --                       --
                               -------------            ------------            -----------            -------------
 End of year                     $12,650,553              $3,232,505               $240,121               $7,911,864
                               =============            ============            ===========            =============

                                                                                   FIDELITY VIP
                                    FIDELITY VIP            FIDELITY VIP         DYNAMIC CAPITAL
                                       MID CAP            VALUE STRATEGIES         APPRECIATION
                                      PORTFOLIO               PORTFOLIO             PORTFOLIO
                                   SUB-ACCOUNT (A)         SUB-ACCOUNT (A)       SUB-ACCOUNT (A)
-----------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(20,088)                  $947                 $(325)
 Net realized gain (loss) on
  security transactions                    (1,687)                  (177)                 (836)
 Net realized gain on
  distributions                                --                     --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (1,380,284)              (108,717)              (39,503)
                                    -------------            -----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                           (1,402,059)              (107,947)              (40,664)
                                    -------------            -----------            ----------
UNIT TRANSACTIONS:
 Purchases                              3,303,052                166,167                87,761
 Net transfers                          3,813,056                237,985                50,838
 Surrenders for benefit
  payments and fees                       (60,521)                (2,932)                  385
 Net annuity transactions                      --                     --                    --
                                    -------------            -----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     7,055,587                401,220               138,984
                                    -------------            -----------            ----------
 Net increase (decrease) in
  net assets                            5,653,528                293,273                98,320
NET ASSETS:
 Beginning of year                             --                     --                    --
                                    -------------            -----------            ----------
 End of year                           $5,653,528               $293,273               $98,320
                                    =============            ===========            ==========

(a)  From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                   FRANKLIN
                                    RISING                FRANKLIN
                                   DIVIDENDS               INCOME
                                SECURITIES FUND       SECURITIES FUND
                                  SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $381,851            $42,128,103
 Net realized gain (loss) on
  security transactions              (8,683,377)           (30,022,555)
 Net realized gain on
  distributions                       2,763,274             25,876,284
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (106,894,996)          (434,920,137)
                                ---------------       ----------------
 Net increase (decrease) in
  net assets resulting from
  operations                       (112,433,248)          (396,938,305)
                                ---------------       ----------------
UNIT TRANSACTIONS:
 Purchases                           12,029,082             45,943,421
 Net transfers                       (9,125,614)           (34,950,526)
 Surrenders for benefit
  payments and fees                 (25,733,065)           (98,374,707)
 Net annuity transactions                16,767                (41,420)
                                ---------------       ----------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 (22,812,830)           (87,423,232)
                                ---------------       ----------------
 Net increase (decrease) in
  net assets                       (135,246,078)          (484,361,537)
NET ASSETS:
 Beginning of year                  402,951,148          1,320,870,762
                                ---------------       ----------------
 End of year                       $267,705,070           $836,509,225
                                ===============       ================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                       FRANKLIN                 FRANKLIN                  FRANKLIN                 FRANKLIN
                                      LARGE CAP                  GLOBAL                SMALL-MID CAP               SMALL CAP
                                        GROWTH                 REAL ESTATE                 GROWTH                    VALUE
                                   SECURITIES FUND           SECURITIES FUND          SECURITIES FUND           SECURITIES FUND
                                     SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(360,076)                $(16,118)              $(1,845,942)                $(27,682)
 Net realized gain (loss) on
  security transactions                 (1,644,861)                  65,818                  (353,717)                (170,738)
 Net realized gain on
  distributions                          4,710,478                  850,471                12,915,955                  139,925
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (31,775,489)              (2,389,270)              (64,746,002)              (1,889,787)
                                    --------------            -------------            --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                           (29,069,948)              (1,489,099)              (54,029,706)              (1,948,282)
                                    --------------            -------------            --------------            -------------
UNIT TRANSACTIONS:
 Purchases                                 814,555                    2,356                 3,489,990                1,412,449
 Net transfers                          (4,124,500)                (508,348)                  431,735                6,868,080
 Surrenders for benefit
  payments and fees                     (5,777,475)                (938,455)               (9,598,682)                (179,300)
 Net annuity transactions                   (1,333)                    (557)                  (12,510)                      --
                                    --------------            -------------            --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (9,088,753)              (1,445,004)               (5,689,467)               8,101,229
                                    --------------            -------------            --------------            -------------
 Net increase (decrease) in
  net assets                           (38,158,701)              (2,934,103)              (59,719,173)               6,152,947
NET ASSETS:
 Beginning of year                      86,852,753                4,617,593               128,817,255                  149,590
                                    --------------            -------------            --------------            -------------
 End of year                           $48,694,052               $1,683,490               $69,098,082               $6,302,537
                                    ==============            =============            ==============            =============

                                       FRANKLIN                                       TEMPLETON
                                      STRATEGIC                                       DEVELOPING
                                        INCOME            MUTUAL SHARES                MARKETS
                                   SECURITIES FUND       SECURITIES FUND           SECURITIES FUND
                                     SUB-ACCOUNT           SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $12,175,166            $8,211,293                  $822,712
 Net realized gain (loss) on
  security transactions                 (2,629,759)          (10,901,699)               (2,652,443)
 Net realized gain on
  distributions                            565,895            27,918,788                13,592,382
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (41,812,529)         (325,992,069)              (59,327,846)
                                    --------------       ---------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                           (31,701,227)         (300,763,687)              (47,565,195)
                                    --------------       ---------------            --------------
UNIT TRANSACTIONS:
 Purchases                              11,483,020            21,672,973                 3,298,894
 Net transfers                          24,706,834           (31,422,769)               (8,509,711)
 Surrenders for benefit
  payments and fees                    (22,086,519)          (59,399,080)               (5,762,300)
 Net annuity transactions                   29,103                19,147                      (370)
                                    --------------       ---------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     14,132,438           (69,129,729)              (10,973,487)
                                    --------------       ---------------            --------------
 Net increase (decrease) in
  net assets                           (17,568,789)         (369,893,416)              (58,538,682)
NET ASSETS:
 Beginning of year                     225,723,908           824,291,652                96,615,099
                                    --------------       ---------------            --------------
 End of year                          $208,155,119          $454,398,236               $38,076,417
                                    ==============       ===============            ==============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                   TEMPLETON                 TEMPLETON
                                    FOREIGN                GLOBAL ASSET
                                SECURITIES FUND           ALLOCATION FUND
                                  SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $1,335,782                 $248,243
 Net realized gain (loss) on
  security transactions              (1,203,269)                (258,872)
 Net realized gain on
  distributions                      22,173,789                  362,508
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (139,432,881)              (1,120,999)
                                ---------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                       (117,126,579)                (769,120)
                                ---------------            -------------
UNIT TRANSACTIONS:
 Purchases                            3,479,579                    6,359
 Net transfers                       (1,084,848)                (436,455)
 Surrenders for benefit
  payments and fees                 (18,660,804)                (606,921)
 Net annuity transactions                (9,588)                    (768)
                                ---------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 (16,275,661)              (1,037,785)
                                ---------------            -------------
 Net increase (decrease) in
  net assets                       (133,402,240)              (1,806,905)
NET ASSETS:
 Beginning of year                  293,780,662                3,513,906
                                ---------------            -------------
 End of year                       $160,378,422               $1,707,001
                                ===============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                   FRANKLIN                 FRANKLIN
                               TEMPLETON                                           FLEX CAP                 LARGE CAP
                                GROWTH                MUTUAL DISCOVERY              GROWTH                    VALUE
                            SECURITIES FUND           SECURITIES FUND           SECURITIES FUND          SECURITIES FUND
                              SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                           $247,557                  $763,949                $(342,057)               $(137,044)
 Net realized gain (loss)
  on security transactions      (18,682,270)               (2,919,746)                (520,500)                (200,007)
 Net realized gain on
  distributions                  32,985,688                 6,874,696                       --                       --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                         (266,321,931)              (61,515,118)              (8,580,828)              (3,012,685)
                            ---------------            --------------            -------------            -------------
 Net increase (decrease)
  in net assets resulting
  from operations              (251,770,956)              (56,796,219)              (9,443,385)              (3,349,736)
                            ---------------            --------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                       14,766,580                 8,338,353                1,268,749                  218,245
 Net transfers                  (33,851,995)               (6,886,208)               3,025,162                  926,543
 Surrenders for benefit
  payments and fees             (41,855,372)              (12,083,912)              (1,543,664)                (513,484)
 Net annuity transactions           (24,067)                   (9,394)                  (1,447)                      --
                            ---------------            --------------            -------------            -------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions        (60,964,854)              (10,641,161)               2,748,800                  631,304
                            ---------------            --------------            -------------            -------------
 Net increase (decrease)
  in net assets                (312,735,810)              (67,437,380)              (6,694,585)              (2,718,432)
NET ASSETS:
 Beginning of year              616,364,620               193,089,613               23,052,317                8,985,602
                            ---------------            --------------            -------------            -------------
 End of year                   $303,628,810              $125,652,233              $16,357,732               $6,267,170
                            ===============            ==============            =============            =============

                                                                              HARTFORD
                                  TEMPLETON            HARTFORD               LARGECAP
                                GLOBAL INCOME          ADVISERS                GROWTH
                               SECURITIES FUND         HLS FUND               HLS FUND
                               SUB-ACCOUNT (A)       SUB-ACCOUNT           SUB-ACCOUNT (A)
--------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                              $(7,471)            $138,064                 $131
 Net realized gain (loss)
  on security transactions                738           (1,629,393)                 (15)
 Net realized gain on
  distributions                            --              151,151                  302
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                                196,745           (7,876,804)             (10,150)
                                 ------------       --------------            ---------
 Net increase (decrease)
  in net assets resulting
  from operations                     190,012           (9,216,982)              (9,732)
                                 ------------       --------------            ---------
UNIT TRANSACTIONS:
 Purchases                          1,947,777              645,680                1,197
 Net transfers                      3,424,393           (1,911,672)              40,813
 Surrenders for benefit
  payments and fees                   (73,394)          (4,495,124)                (504)
 Net annuity transactions                  --               (1,220)                  --
                                 ------------       --------------            ---------
 Net increase (decrease)
  in net assets resulting
  from unit transactions            5,298,776           (5,762,336)              41,506
                                 ------------       --------------            ---------
 Net increase (decrease)
  in net assets                     5,488,788          (14,979,318)              31,774
NET ASSETS:
 Beginning of year                         --           31,379,395                   --
                                 ------------       --------------            ---------
 End of year                       $5,488,788          $16,400,077              $31,774
                                 ============       ==============            =========

(a)  From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                   HARTFORD             HARTFORD
                                    TOTAL               CAPITAL
                                 RETURN BOND          APPRECIATION
                                   HLS FUND             HLS FUND
                                 SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $4,730,809             $490,825
 Net realized gain (loss) on
  security transactions             (1,783,102)          (2,022,222)
 Net realized gain on
  distributions                             --            5,887,396
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (11,316,092)         (45,705,910)
                                --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                        (8,368,385)         (41,349,911)
                                --------------       --------------
UNIT TRANSACTIONS:
 Purchases                          19,613,645           23,475,694
 Net transfers                      17,438,830           24,293,730
 Surrenders for benefit
  payments and fees                (18,265,616)         (12,347,824)
 Net annuity transactions                   --                 (629)
                                --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 18,786,859           35,420,971
                                --------------       --------------
 Net increase (decrease) in
  net assets                        10,418,474           (5,928,940)
NET ASSETS:
 Beginning of year                  81,507,118           75,384,246
                                --------------       --------------
 End of year                       $91,925,592          $69,455,306
                                ==============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  HARTFORD                HARTFORD              HARTFORD
                                  DIVIDEND              FUNDAMENTAL              GLOBAL                   HARTFORD
                                 AND GROWTH                GROWTH               ADVISERS                GLOBAL EQUITY
                                  HLS FUND                HLS FUND              HLS FUND                  HLS FUND
                                SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT        SUB-ACCOUNT (A)(C)(D)(E)
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $480,009                 $(424)                $4,886                   $(1,268)
 Net realized gain (loss) on
  security transactions              (440,531)              (14,547)               (16,736)                 (262,929)
 Net realized gain on
  distributions                       938,653                 7,819                  3,848                     4,147
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (21,364,443)              (17,162)               (73,707)                   65,719
                               --------------            ----------            -----------               -----------
 Net increase (decrease) in
  net assets resulting from
  operations                      (20,386,312)              (24,314)               (81,709)                 (194,331)
                               --------------            ----------            -----------               -----------
UNIT TRANSACTIONS:
 Purchases                         14,118,787                96,324                  2,000                        --
 Net transfers                     13,950,705                17,376                (39,719)                   58,567
 Surrenders for benefit
  payments and fees                (9,415,033)               (5,034)               (40,007)                  (77,283)
 Net annuity transactions                  --                    --                     --                        --
                               --------------            ----------            -----------               -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                18,654,459               108,666                (77,726)                  (18,716)
                               --------------            ----------            -----------               -----------
 Net increase (decrease) in
  net assets                       (1,731,853)               84,352               (159,435)                 (213,047)
NET ASSETS:
 Beginning of year                 55,551,761                 8,602                286,149                   468,795
                               --------------            ----------            -----------               -----------
 End of year                      $53,819,908               $92,954               $126,714                  $255,748
                               ==============            ==========            ===========               ===========

                                                                                 HARTFORD
                                     HARTFORD                HARTFORD           DISCIPLINED
                                   GLOBAL HEALTH           GLOBAL GROWTH          EQUITY
                                     HLS FUND                HLS FUND            HLS FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(6,342)                $(14,204)            $28,386
 Net realized gain (loss) on
  security transactions                  (8,946)                 (86,558)              5,581
 Net realized gain on
  distributions                          22,268                   56,217             115,661
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (159,344)                (932,568)         (1,190,649)
                                    -----------            -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                           (152,364)                (977,113)         (1,041,021)
                                    -----------            -------------       -------------
UNIT TRANSACTIONS:
 Purchases                                   --                  100,828           2,404,863
 Net transfers                          (85,510)                 (97,927)          1,882,248
 Surrenders for benefit
  payments and fees                    (158,283)                (279,686)           (195,609)
 Net annuity transactions                    --                       --                  --
                                    -----------            -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (243,793)                (276,785)          4,091,502
                                    -----------            -------------       -------------
 Net increase (decrease) in
  net assets                           (396,157)              (1,253,898)          3,050,481
NET ASSETS:
 Beginning of year                      719,870                2,037,101             839,952
                                    -----------            -------------       -------------
 End of year                           $323,713                 $783,203          $3,890,433
                                    ===========            =============       =============

(a)  From inception May 1, 2008 to December 31, 2008.

(c) Effective August 22, 2008, Hartford Global Communications HLS Fund merged with Hartford Global Equity HLS Fund.

(d) Effective August 22, 2008, Hartford Global Financial Services HLS Fund merged with Hartford Global Equity HLS Fund.

(e) Effective August 22, 2008, Hartford Global Technology HLS Fund merged with Hartford Global Equity HLS Fund.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                      HARTFORD
                                     HARTFORD          GROWTH
                                      GROWTH        OPPORTUNITIES
                                     HLS FUND         HLS FUND
                                   SUB-ACCOUNT       SUB-ACCOUNT
----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(849)            $1,563
 Net realized gain (loss) on
  security transactions                (1,551)           (38,495)
 Net realized gain on
  distributions                         2,669             57,206
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (68,838)        (2,642,588)
                                     --------        -----------
 Net increase (decrease) in
  net assets resulting from
  operations                          (68,569)        (2,622,314)
                                     --------        -----------
UNIT TRANSACTIONS:
 Purchases                             90,465          5,666,154
 Net transfers                        250,698          5,574,617
 Surrenders for benefit
  payments and fees                   (31,496)          (126,950)
 Net annuity transactions                  --                 --
                                     --------        -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   309,667         11,113,821
                                     --------        -----------
 Net increase (decrease) in
  net assets                          241,098          8,491,507
NET ASSETS:
 Beginning of year                     81,031            219,476
                                     --------        -----------
 End of year                         $322,129         $8,710,983
                                     ========        ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                              HARTFORD             HARTFORD
                                    HARTFORD             HARTFORD           INTERNATIONAL        INTERNATIONAL
                                   HIGH YIELD              INDEX               GROWTH            SMALL COMPANY
                                    HLS FUND             HLS FUND             HLS FUND             HLS FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)         $96,815                 $791                $(585)               $(615)
 Net realized gain (loss) on
  security transactions               (11,448)            (126,825)             (35,175)             (14,507)
 Net realized gain on
  distributions                            --               13,584               18,013                2,807
 Net unrealized appreciation
  (depreciation) of
  investments during the year        (293,150)            (153,366)            (240,533)             (45,598)
                                    ---------            ---------            ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                         (207,783)            (265,816)            (258,280)             (57,913)
                                    ---------            ---------            ---------            ---------
UNIT TRANSACTIONS:
 Purchases                            374,640                1,800              262,881                   --
 Net transfers                        421,774             (107,156)             (88,733)             (75,154)
 Surrenders for benefit
  payments and fees                  (131,240)            (215,463)             (82,509)             (16,633)
 Net annuity transactions                  --                   --                   --                   --
                                    ---------            ---------            ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   665,174             (320,819)              91,639              (91,787)
                                    ---------            ---------            ---------            ---------
 Net increase (decrease) in
  net assets                          457,391             (586,635)            (166,641)            (149,700)
NET ASSETS:
 Beginning of year                    418,896              944,583              407,542              215,034
                                    ---------            ---------            ---------            ---------
 End of year                         $876,287             $357,948             $240,901              $65,334
                                    =========            =========            =========            =========

                                 HARTFORD               HARTFORD
                               INTERNATIONAL             MIDCAP          HARTFORD
                               OPPORTUNITIES             GROWTH           MIDCAP
                                 HLS FUND               HLS FUND         HLS FUND
                                SUB-ACCOUNT          SUB-ACCOUNT (A)    SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $21,604                 $(545)        $(30,507)
 Net realized gain (loss) on
  security transactions            (171,137)               (6,631)         (91,964)
 Net realized gain on
  distributions                     354,533                 1,527          124,958
 Net unrealized appreciation
  (depreciation) of
  investments during the year    (4,900,773)             (256,961)      (1,080,272)
                                -----------             ---------       ----------
 Net increase (decrease) in
  net assets resulting from
  operations                     (4,695,773)             (262,610)      (1,077,785)
                                -----------             ---------       ----------
UNIT TRANSACTIONS:
 Purchases                        1,647,861               388,253            4,875
 Net transfers                      129,294               617,627          (82,235)
 Surrenders for benefit
  payments and fees              (1,393,798)              (11,322)        (788,399)
 Net annuity transactions              (508)                   --               --
                                -----------             ---------       ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 382,849               994,558         (865,759)
                                -----------             ---------       ----------
 Net increase (decrease) in
  net assets                     (4,312,924)              731,948       (1,943,544)
NET ASSETS:
 Beginning of year               10,712,256                    --        3,610,718
                                -----------             ---------       ----------
 End of year                     $6,399,332              $731,948       $1,667,174
                                ===========             =========       ==========

(a)  From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                      HARTFORD            HARTFORD
                                    MIDCAP VALUE        MONEY MARKET
                                      HLS FUND            HLS FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(2,794)             $420,811
 Net realized gain (loss) on
  security transactions                   (3,079)                   --
 Net realized gain on
  distributions                           57,142                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (184,647)                   --
                                     -----------       ---------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (133,378)              420,811
                                     -----------       ---------------
UNIT TRANSACTIONS:
 Purchases                                    --            19,431,271
 Net transfers                           (64,680)          423,137,848
 Surrenders for benefit
  payments and fees                      (28,742)         (154,492,375)
 Net annuity transactions                     --               (18,637)
                                     -----------       ---------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (93,422)          288,058,107
                                     -----------       ---------------
 Net increase (decrease) in
  net assets                            (226,800)          288,478,918
NET ASSETS:
 Beginning of year                       389,766           271,466,457
                                     -----------       ---------------
 End of year                            $162,966          $559,945,375
                                     ===========       ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     HARTFORD               HARTFORD                HARTFORD            HARTFORD
                                  SMALLCAP VALUE          SMALL COMPANY          SMALLCAP GROWTH         STOCK
                                     HLS FUND               HLS FUND                HLS FUND            HLS FUND
                                 SUB-ACCOUNT (A)           SUB-ACCOUNT             SUB-ACCOUNT        SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $1,598                $(119,647)               $(1,692)            $(48,690)
 Net realized gain (loss) on
  security transactions                 (1,576)                 (27,299)               (97,300)            (752,726)
 Net realized gain on
  distributions                             86                   21,693                    737              113,250
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (13,476)              (3,068,937)               (82,941)          (9,358,575)
                                    ----------            -------------            -----------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                           (13,368)              (3,194,190)              (181,196)         (10,046,741)
                                    ----------            -------------            -----------       --------------
UNIT TRANSACTIONS:
 Purchases                                  --                  803,430                178,202              211,988
 Net transfers                         147,277                  (83,194)               215,682             (571,143)
 Surrenders for benefit
  payments and fees                     30,939               (1,720,271)               (47,643)          (4,067,909)
 Net annuity transactions                   --                       --                     --                   --
                                    ----------            -------------            -----------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    178,216               (1,000,035)               346,241           (4,427,064)
                                    ----------            -------------            -----------       --------------
 Net increase (decrease) in
  net assets                           164,848               (4,194,225)               165,045          (14,473,805)
NET ASSETS:
 Beginning of year                          --                8,578,219                151,586           26,134,602
                                    ----------            -------------            -----------       --------------
 End of year                          $164,848               $4,383,994               $316,631          $11,660,797
                                    ==========            =============            ===========       ==============

                                           HARTFORD                                     HARTFORD
                                       U.S. GOVERNMENT            HARTFORD                VALUE
                                          SECURITIES               VALUE              OPPORTUNITIES
                                           HLS FUND               HLS FUND              HLS FUND
                                       SUB-ACCOUNT (F)          SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                $136,208                $2,973                 $1,168
 Net realized gain (loss) on
  security transactions                       (74,893)                 (524)               (54,294)
 Net realized gain on
  distributions                                    --                 4,320                    502
 Net unrealized appreciation
  (depreciation) of
  investments during the year                (118,974)              (76,875)               (16,482)
                                         ------------            ----------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                                  (57,659)              (70,106)               (69,106)
                                         ------------            ----------            -----------
UNIT TRANSACTIONS:
 Purchases                                  1,904,862               131,689                 93,402
 Net transfers                                939,660                14,952                (79,742)
 Surrenders for benefit
  payments and fees                          (185,243)              (18,041)               (84,112)
 Net annuity transactions                          --                    --                     --
                                         ------------            ----------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                         2,659,279               128,600                (70,452)
                                         ------------            ----------            -----------
 Net increase (decrease) in
  net assets                                2,601,620                58,494               (139,558)
NET ASSETS:
 Beginning of year                          1,205,886               164,744                245,203
                                         ------------            ----------            -----------
 End of year                               $3,807,506              $223,238               $105,645
                                         ============            ==========            ===========

(a)  From inception May 1, 2008 to December 31, 2008.

(f) Effective September 26, 2008, Hartford Mortgage Securities HLS Fund merged with Hartford U.S. Government Securities HLS Fund.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                      HARTFORD
                                       EQUITY             AMERICAN FUNDS
                                       INCOME            ASSET ALLOCATION
                                      HLS FUND               HLS FUND
                                    SUB-ACCOUNT          SUB-ACCOUNT (A)
----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $6,177                $(24,628)
 Net realized gain (loss) on
  security transactions                  (2,347)                 (3,883)
 Net realized gain on
  distributions                           4,598                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (44,701)               (791,868)
                                     ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (36,273)               (820,379)
                                     ----------            ------------
UNIT TRANSACTIONS:
 Purchases                               81,519               2,783,744
 Net transfers                          131,289               2,827,804
 Surrenders for benefit
  payments and fees                      (9,708)                (34,365)
 Net annuity transactions                    --                      --
                                     ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     203,100               5,577,183
                                     ----------            ------------
 Net increase (decrease) in
  net assets                            166,827               4,756,804
NET ASSETS:
 Beginning of year                       57,356                      --
                                     ----------            ------------
 End of year                           $224,183              $4,756,804
                                     ==========            ============

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   AMERICAN FUNDS
                                     BLUE CHIP                                                              AMERICAN FUNDS
                                     INCOME AND            AMERICAN FUNDS           AMERICAN FUNDS           GLOBAL GROWTH
                                       GROWTH                   BOND                 GLOBAL BOND              AND INCOME
                                      HLS FUND                HLS FUND                 HLS FUND                HLS FUND
                                  SUB-ACCOUNT (A)          SUB-ACCOUNT (A)         SUB-ACCOUNT (A)          SUB-ACCOUNT (A)
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(14,732)                $(56,814)               $(15,262)                $(39,466)
 Net realized gain (loss) on
  security transactions                   (6,266)                  (5,658)                (86,985)                  (8,742)
 Net realized gain on
  distributions                               --                       --                      --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (506,640)                (488,607)                 55,780               (1,880,955)
                                    ------------            -------------            ------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (527,638)                (551,079)                (46,467)              (1,929,163)
                                    ------------            -------------            ------------            -------------
UNIT TRANSACTIONS:
 Purchases                             1,554,095                6,280,733               3,043,173                4,270,913
 Net transfers                         1,458,335                7,384,680                (208,398)               4,596,471
 Surrenders for benefit
  payments and fees                      (44,396)                (211,597)                (66,620)                 (46,989)
 Net annuity transactions                     --                       --                      --                       --
                                    ------------            -------------            ------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    2,968,034               13,453,816               2,768,155                8,820,395
                                    ------------            -------------            ------------            -------------
 Net increase (decrease) in
  net assets                           2,440,396               12,902,737               2,721,688                6,891,232
NET ASSETS:
 Beginning of year                            --                       --                      --                       --
                                    ------------            -------------            ------------            -------------
 End of year                          $2,440,396              $12,902,737              $2,721,688               $6,891,232
                                    ============            =============            ============            =============


                                                           AMERICAN FUNDS
                                   AMERICAN FUNDS           GLOBAL SMALL           AMERICAN FUNDS
                                   GLOBAL GROWTH           CAPITALIZATION              GROWTH
                                      HLS FUND                HLS FUND                HLS FUND
                                  SUB-ACCOUNT (A)         SUB-ACCOUNT (A)          SUB-ACCOUNT (A)
-----------------------------  -----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(10,633)               $(14,226)                $136,038
 Net realized gain (loss) on
  security transactions                  (29,251)                 (4,492)                 (39,194)
 Net realized gain on
  distributions                               --                      --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (443,589)               (976,554)              (5,786,786)
                                    ------------            ------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (483,473)               (995,272)              (5,689,942)
                                    ------------            ------------            -------------
UNIT TRANSACTIONS:
 Purchases                             1,664,106               1,604,839               11,873,760
 Net transfers                           521,703               2,060,626               13,261,962
 Surrenders for benefit
  payments and fees                      (29,113)                (47,390)                (232,306)
 Net annuity transactions                     --                      --                       --
                                    ------------            ------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    2,156,696               3,618,075               24,903,416
                                    ------------            ------------            -------------
 Net increase (decrease) in
  net assets                           1,673,223               2,622,803               19,213,474
NET ASSETS:
 Beginning of year                            --                      --                       --
                                    ------------            ------------            -------------
 End of year                          $1,673,223              $2,622,803              $19,213,474
                                    ============            ============            =============

(a)  From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                    AMERICAN FUNDS           AMERICAN FUNDS
                                     GROWTH-INCOME            INTERNATIONAL
                                       HLS FUND                 HLS FUND
                                    SUB-ACCOUNT (A)          SUB-ACCOUNT (A)
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $140,931                 $(58,304)
 Net realized gain (loss) on
  security transactions                    (17,666)                 (24,555)
 Net realized gain on
  distributions                                 --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (3,340,099)              (2,820,854)
                                     -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (3,216,834)              (2,903,713)
                                     -------------            -------------
UNIT TRANSACTIONS:
 Purchases                               8,495,442                7,083,560
 Net transfers                           7,845,327                7,698,762
 Surrenders for benefit
  payments and fees                       (145,752)                (126,289)
 Net annuity transactions                       --                       --
                                     -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     16,195,017               14,656,033
                                     -------------            -------------
 Net increase (decrease) in
  net assets                            12,978,183               11,752,320
NET ASSETS:
 Beginning of year                              --                       --
                                     -------------            -------------
 End of year                           $12,978,183              $11,752,320
                                     =============            =============

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 AMERICAN FUNDS        HUNTINGTON VA        HUNTINGTON VA
                                    NEW WORLD             INCOME              DIVIDEND           HUNTINGTON VA
                                    HLS FUND            EQUITY FUND         CAPTURE FUND          GROWTH FUND
                                 SUB-ACCOUNT (A)        SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)         $(19,656)            $105,580             $695,977             $(10,478)
 Net realized gain (loss) on
  security transactions                (11,255)             (22,838)            (163,905)             (24,385)
 Net realized gain on
  distributions                             --              153,446              410,671              194,169
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (986,390)          (1,300,867)          (3,472,564)          (1,182,380)
                                   -----------          -----------          -----------          -----------
 Net increase (decrease) in
  net assets resulting from
  operations                        (1,017,301)          (1,064,679)          (2,529,821)          (1,023,074)
                                   -----------          -----------          -----------          -----------
UNIT TRANSACTIONS:
 Purchases                           2,301,491              420,216              570,642              495,572
 Net transfers                       2,147,763              386,136              319,869              572,263
 Surrenders for benefit
  payments and fees                    (22,299)            (232,347)            (731,438)            (213,055)
 Net annuity transactions                   --                   --                   --                   --
                                   -----------          -----------          -----------          -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                  4,426,955              574,005              159,073              854,780
                                   -----------          -----------          -----------          -----------
 Net increase (decrease) in
  net assets                         3,409,654             (490,674)          (2,370,748)            (168,294)
NET ASSETS:
 Beginning of year                          --            2,439,014            8,390,470            2,086,896
                                   -----------          -----------          -----------          -----------
 End of year                        $3,409,654           $1,948,340           $6,019,722           $1,918,602
                                   ===========          ===========          ===========          ===========

                                  HUNTINGTON VA        HUNTINGTON VA        HUNTINGTON VA
                                    MID CORP                NEW               ROTATING
                                  AMERICA FUND         ECONOMY FUND         MARKETS FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)         $(26,601)            $(39,122)             $13,127
 Net realized gain (loss) on
  security transactions                (50,322)             (61,379)             (75,278)
 Net realized gain on
  distributions                        217,976              570,542              148,682
 Net unrealized appreciation
  (depreciation) of
  investments during the year       (2,302,466)          (3,437,102)          (1,016,882)
                                   -----------          -----------          -----------
 Net increase (decrease) in
  net assets resulting from
  operations                        (2,161,413)          (2,967,061)            (930,351)
                                   -----------          -----------          -----------
UNIT TRANSACTIONS:
 Purchases                             449,025              644,372               80,796
 Net transfers                          62,300              422,069              (11,772)
 Surrenders for benefit
  payments and fees                   (373,702)            (392,860)            (166,882)
 Net annuity transactions                   --                   --                   --
                                   -----------          -----------          -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    137,623              673,581              (97,858)
                                   -----------          -----------          -----------
 Net increase (decrease) in
  net assets                        (2,023,790)          (2,293,480)          (1,028,209)
NET ASSETS:
 Beginning of year                   5,314,843            5,108,552            2,178,065
                                   -----------          -----------          -----------
 End of year                        $3,291,053           $2,815,072           $1,149,856
                                   ===========          ===========          ===========

(a)  From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                     HUNTINGTON VA
                                     INTERNATIONAL           HUNTINGTON VA
                                      EQUITY FUND            MACRO 100 FUND
                                      SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $61,461                  $3,088
 Net realized gain (loss) on
  security transactions                    (95,842)                (34,923)
 Net realized gain on
  distributions                            100,461                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (2,335,079)               (464,366)
                                     -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (2,268,999)               (496,201)
                                     -------------            ------------
UNIT TRANSACTIONS:
 Purchases                               1,025,157                 140,987
 Net transfers                             946,401                 105,884
 Surrenders for benefit
  payments and fees                       (296,046)               (158,373)
 Net annuity transactions                       --                      --
                                     -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      1,675,512                  88,498
                                     -------------            ------------
 Net increase (decrease) in
  net assets                              (593,487)               (407,703)
NET ASSETS:
 Beginning of year                       4,199,239               1,351,444
                                     -------------            ------------
 End of year                            $3,605,752                $943,741
                                     =============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                HUNTINGTON VA                                     LORD ABBETT             LORD ABBETT
                                   MORTGAGE              HUNTINGTON VA          AMERICA'S VALUE         BOND-DEBENTURE
                               SECURITIES FUND            SITUS FUND               PORTFOLIO               PORTFOLIO
                                 SUB-ACCOUNT            SUB-ACCOUNT (G)         SUB-ACCOUNT (A)         SUB-ACCOUNT (A)
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                             $154,588                 $(76,231)               $28,761                 $396,599
 Net realized gain (loss)
  on security transactions             (6,313)                 (88,307)                  (334)                  (1,526)
 Net realized gain on
  distributions                         3,489                   89,568                 19,077                   16,143
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                               (144,466)              (2,598,615)              (123,731)              (1,014,844)
                                 ------------            -------------            -----------            -------------
 Net increase (decrease)
  in net assets resulting
  from operations                       7,298               (2,673,585)               (76,227)                (603,628)
                                 ------------            -------------            -----------            -------------
UNIT TRANSACTIONS:
 Purchases                            640,210                  667,859                344,184                2,885,096
 Net transfers                        246,299                  528,406                413,333                3,611,454
 Surrenders for benefit
  payments and fees                  (188,721)                (338,128)                (4,362)                 (68,060)
 Net annuity transactions                  --                       --                     --                       --
                                 ------------            -------------            -----------            -------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions              697,788                  858,137                753,155                6,428,490
                                 ------------            -------------            -----------            -------------
 Net increase (decrease)
  in net assets                       705,086               (1,815,448)               676,928                5,824,862
NET ASSETS:
 Beginning of year                  1,788,934                5,743,517                     --                       --
                                 ------------            -------------            -----------            -------------
 End of year                       $2,494,020               $3,928,069               $676,928               $5,824,862
                                 ============            =============            ===========            =============

                                 LORD ABBETT
                                  GROWTH AND
                                    INCOME           MFS(R) CORE             MFS(R) GROWTH
                                  PORTFOLIO         EQUITY SERIES                SERIES
                               SUB-ACCOUNT (A)       SUB-ACCOUNT            SUB-ACCOUNT (H)
--------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                              $25,722            $(86,441)                $(276,975)
 Net realized gain (loss)
  on security transactions               (858)           (357,253)               (1,751,884)
 Net realized gain on
  distributions                         8,070                  --                        --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                               (334,850)         (4,053,465)               (6,272,999)
                                 ------------       -------------            --------------
 Net increase (decrease)
  in net assets resulting
  from operations                    (301,916)         (4,497,159)               (8,301,858)
                                 ------------       -------------            --------------
UNIT TRANSACTIONS:
 Purchases                            829,500              45,841                   538,635
 Net transfers                      1,264,950            (395,164)                 (367,545)
 Surrenders for benefit
  payments and fees                   (31,052)         (1,364,142)               (2,533,046)
 Net annuity transactions                  --                  --                        --
                                 ------------       -------------            --------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions            2,063,398          (1,713,465)               (2,361,956)
                                 ------------       -------------            --------------
 Net increase (decrease)
  in net assets                     1,761,482          (6,210,624)              (10,663,814)
NET ASSETS:
 Beginning of year                         --          12,508,296                22,836,050
                                 ------------       -------------            --------------
 End of year                       $1,761,482          $6,297,672               $12,172,236
                                 ============       =============            ==============

(a)  From inception May 1, 2008 to December 31, 2008.

(g) Formerly Huntington VA Situs Small Cap Fund. Change effective January 24, 2008.

(h) Formerly MFS Emerging Growth Series. Change effective May 1, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                MFS(R) GLOBAL       MFS(R) HIGH
                                EQUITY SERIES      INCOME SERIES
                                 SUB-ACCOUNT        SUB-ACCOUNT
--------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $(80,960)         $5,397,499
 Net realized gain (loss) on
  security transactions              (42,308)         (1,600,570)
 Net realized gain on
  distributions                      766,548                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (4,840,919)        (25,851,675)
                                ------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                      (4,197,639)        (22,054,746)
                                ------------       -------------
UNIT TRANSACTIONS:
 Purchases                           234,053             695,580
 Net transfers                     1,793,539            (603,468)
 Surrenders for benefit
  payments and fees                 (838,617)         (8,071,641)
 Net annuity transactions             11,159               7,861
                                ------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                1,200,134          (7,971,668)
                                ------------       -------------
 Net increase (decrease) in
  net assets                      (2,997,505)        (30,026,414)
NET ASSETS:
 Beginning of year                10,709,258          80,879,614
                                ------------       -------------
 End of year                      $7,711,753         $50,853,200
                                ============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 MFS(R) INVESTORS
                                      GROWTH            MFS(R) INVESTORS        MFS(R) MID CAP           MFS(R) NEW
                                   STOCK SERIES           TRUST SERIES           GROWTH SERIES        DISCOVERY SERIES
                                    SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(219,206)           $(1,494,467)             $(570,781)           $(1,553,631)
 Net realized gain (loss) on
  security transactions                 (263,872)            (2,108,359)              (469,291)            (1,175,122)
 Net realized gain on
  distributions                          917,256             10,905,104              4,274,597             18,002,458
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (8,791,972)           (70,598,251)           (23,308,949)           (56,795,043)
                                   -------------          -------------          -------------          -------------
 Net increase (decrease) in
  net assets resulting from
  operations                          (8,357,794)           (63,295,973)           (20,074,424)           (41,521,338)
                                   -------------          -------------          -------------          -------------
UNIT TRANSACTIONS:
 Purchases                               209,113              4,993,009                514,536                951,046
 Net transfers                        (1,255,890)             8,143,119                108,551              1,721,072
 Surrenders for benefit
  payments and fees                   (2,131,379)           (13,962,592)            (2,969,079)            (7,488,350)
 Net annuity transactions                   (225)                   107                     --                 10,274
                                   -------------          -------------          -------------          -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   (3,178,381)              (826,357)            (2,345,992)            (4,805,958)
                                   -------------          -------------          -------------          -------------
 Net increase (decrease) in
  net assets                         (11,536,175)           (64,122,330)           (22,420,416)           (46,327,296)
NET ASSETS:
 Beginning of year                    24,201,264            180,576,437             40,102,087            105,047,554
                                   -------------          -------------          -------------          -------------
 End of year                         $12,665,089           $116,454,107            $17,681,671            $58,720,258
                                   =============          =============          =============          =============


                                MFS(R) TOTAL       MFS(R) VALUE         MFS(R) RESEARCH
                               RETURN SERIES          SERIES              BOND SERIES
                                SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $6,682,859          $(421,262)             $384,886
 Net realized gain (loss) on
  security transactions            (6,852,738)        (1,042,281)              (87,256)
 Net realized gain on
  distributions                    29,793,043          3,100,458                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year    (154,337,021)       (32,559,787)           (2,046,667)
                               --------------      -------------          ------------
 Net increase (decrease) in
  net assets resulting from
  operations                     (124,713,857)       (30,922,872)           (1,749,037)
                               --------------      -------------          ------------
UNIT TRANSACTIONS:
 Purchases                         14,625,160          9,416,672             2,852,945
 Net transfers                    (11,472,904)        17,141,857            15,894,335
 Surrenders for benefit
  payments and fees               (42,392,240)        (5,966,519)           (3,470,536)
 Net annuity transactions             104,993              1,746                   400
                               --------------      -------------          ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               (39,134,991)        20,593,756            15,277,144
                               --------------      -------------          ------------
 Net increase (decrease) in
  net assets                     (163,848,848)       (10,329,116)           13,528,107
NET ASSETS:
 Beginning of year                544,779,481         76,803,523            28,724,315
                               --------------      -------------          ------------
 End of year                     $380,930,633        $66,474,407           $42,252,422
                               ==============      =============          ============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------


                                    MFS(R) RESEARCH           MFS(R) RESEARCH
                                  INTERNATIONAL SERIES            SERIES
                                      SUB-ACCOUNT               SUB-ACCOUNT
---------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(251,601)                $(40,963)
 Net realized gain (loss) on
  security transactions                    (370,228)                (195,693)
 Net realized gain on
  distributions                             925,516                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (14,028,132)              (1,154,825)
                                     --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (13,724,445)              (1,391,481)
                                     --------------            -------------
UNIT TRANSACTIONS:
 Purchases                                2,984,724                   56,671
 Net transfers                           13,292,667                   36,015
 Surrenders for benefit
  payments and fees                      (1,759,378)                (227,665)
 Net annuity transactions                    11,020                       --
                                     --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      14,529,033                 (134,979)
                                     --------------            -------------
 Net increase (decrease) in
  net assets                                804,588               (1,526,460)
NET ASSETS:
 Beginning of year                       20,257,100                3,750,884
                                     --------------            -------------
 End of year                            $21,061,688               $2,224,424
                                     ==============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                VAN KAMPEN --         VAN KAMPEN --
                                     BLACKROCK              BLACKROCK         UIF INTERNATIONAL        UIF MID CAP
                                      GLOBAL                LARGE CAP           GROWTH EQUITY             GROWTH
                                 GROWTH V.I. FUND       GROWTH V.I. FUND          PORTFOLIO             PORTFOLIO
                                    SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT (P)       SUB-ACCOUNT (A)
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(4,083)              $(10,293)               $(713)                $(2,667)
 Net realized gain (loss) on
  security transactions                  91,289                 68,409                  382                  (1,432)
 Net realized gain on
  distributions                              --                     --                   87                  59,051
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (188,451)              (404,026)             (22,613)               (328,318)
                                    -----------            -----------            ---------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                           (101,245)              (345,910)             (22,857)               (273,366)
                                    -----------            -----------            ---------            ------------
UNIT TRANSACTIONS:
 Purchases                                   --                     --                   --                 603,383
 Net transfers                           (4,636)                26,443                2,000                 480,216
 Surrenders for benefit
  payments and fees                    (188,563)               (69,742)             (19,594)                (15,982)
 Net annuity transactions                    --                     --                   --                      --
                                    -----------            -----------            ---------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (193,199)               (43,299)             (17,594)              1,067,617
                                    -----------            -----------            ---------            ------------
 Net increase (decrease) in
  net assets                           (294,444)              (389,209)             (40,451)                794,251
NET ASSETS:
 Beginning of year                      326,404                864,958               63,279                      --
                                    -----------            -----------            ---------            ------------
 End of year                            $31,960               $475,749              $22,828                $794,251
                                    ===========            ===========            =========            ============

                                   VAN KAMPEN --                              MORGAN STANLEY --
                                     UIF U.S.          MORGAN STANLEY --           CAPITAL
                                   MID CAP VALUE          FOCUS GROWTH          OPPORTUNITIES
                                     PORTFOLIO             PORTFOLIO              PORTFOLIO
                                  SUB-ACCOUNT (Q)       SUB-ACCOUNT (I)        SUB-ACCOUNT (R)
-----------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(1,323)               $(110)                $(3,770)
 Net realized gain (loss) on
  security transactions                 (12,827)                 (17)                 (3,961)
 Net realized gain on
  distributions                          51,068                   --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (159,652)              (2,723)               (116,155)
                                    -----------             --------             -----------
 Net increase (decrease) in
  net assets resulting from
  operations                           (122,734)              (2,850)               (123,886)
                                    -----------             --------             -----------
UNIT TRANSACTIONS:
 Purchases                              284,179                6,000                  22,909
 Net transfers                          193,532                   --                  48,164
 Surrenders for benefit
  payments and fees                     (18,651)                  (1)                 (9,244)
 Net annuity transactions                    --                   --                      --
                                    -----------             --------             -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     459,060                5,999                  61,829
                                    -----------             --------             -----------
 Net increase (decrease) in
  net assets                            336,326                3,149                 (62,057)
NET ASSETS:
 Beginning of year                       41,501                   --                 193,192
                                    -----------             --------             -----------
 End of year                           $377,827               $3,149                $131,135
                                    ===========             ========             ===========

(a)  From inception May 1, 2008 to December 31, 2008.

(i)  Funded as of February 13, 2008.

(p) Formerly reported as International Growth Equity Fund.

(q) Formerly reported as U.S. Mid Cap Value.

(r)  Formerly reported as Capital Opportunities.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                  MORGAN STANLEY --
                                       MID CAP           MORGAN STANLEY --
                                       GROWTH             FLEXIBLE INCOME
                                      PORTFOLIO              PORTFOLIO
                                   SUB-ACCOUNT (J)        SUB-ACCOUNT (S)
----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(160)                  $642
 Net realized gain (loss) on
  security transactions                     (47)                (8,800)
 Net realized gain on
  distributions                              --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (8,577)               (10,443)
                                      ---------              ---------
 Net increase (decrease) in
  net assets resulting from
  operations                             (8,784)               (18,601)
                                      ---------              ---------
UNIT TRANSACTIONS:
 Purchases                                6,500                     --
 Net transfers                               --                  9,937
 Surrenders for benefit
  payments and fees                         (45)               (50,693)
 Net annuity transactions                    --                     --
                                      ---------              ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       6,455                (40,756)
                                      ---------              ---------
 Net increase (decrease) in
  net assets                             (2,329)               (59,357)
NET ASSETS:
 Beginning of year                       12,027                 94,600
                                      ---------              ---------
 End of year                             $9,698                $35,243
                                      =========              =========

(j)  Formerly Developing Growth. Change effective May 1, 2008.

(s)  Formerly reported as Flexible Income.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                MORGAN STANLEY --
                                     DIVIDEND         MORGAN STANLEY --
                                      GROWTH            GLOBAL EQUITY         MTB LARGE CAP         MTB LARGE CAP
                                    PORTFOLIO             PORTFOLIO           GROWTH FUND II        VALUE FUND II
                                 SUB-ACCOUNT (T)       SUB-ACCOUNT (U)       SUB-ACCOUNT (A)       SUB-ACCOUNT (A)
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(87)                $(155)                  $126                  $488
 Net realized gain (loss) on
  security transactions                   (24)                  (35)                  (318)                 (320)
 Net realized gain on
  distributions                            --                   880                     --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (2,824)               (7,735)               (49,032)              (48,744)
                                     --------              --------             ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                           (2,935)               (7,045)               (49,224)              (48,576)
                                     --------              --------             ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                 --                 6,000                121,915               126,191
 Net transfers                             --                 2,000                 98,420               122,782
 Surrenders for benefit
  payments and fees                       (30)                  (32)                (3,844)               (3,853)
 Net annuity transactions                  --                    --                     --                    --
                                     --------              --------             ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       (30)                7,968                216,491               245,120
                                     --------              --------             ----------            ----------
 Net increase (decrease) in
  net assets                           (2,965)                  923                167,267               196,544
NET ASSETS:
 Beginning of year                      7,783                 8,341                     --                    --
                                     --------              --------             ----------            ----------
 End of year                           $4,818                $9,264               $167,267              $196,544
                                     ========              ========             ==========            ==========

                                                        COLUMBIA MARSICO
                                                         INTERNATIONAL           COLUMBIA
                                  MTB MODERATE           OPPORTUNITIES          HIGH YIELD
                                 GROWTH FUND II             VS FUND              VS FUND
                                 SUB-ACCOUNT (A)          SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $154                 $(222,483)          $1,539,326
 Net realized gain (loss) on
  security transactions                    (1)                1,861,286              (62,964)
 Net realized gain on
  distributions                           722                 4,792,022                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (3,015)              (22,405,409)          (6,431,112)
                                    ---------            --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                           (2,140)              (15,974,584)          (4,954,750)
                                    ---------            --------------       --------------
UNIT TRANSACTIONS:
 Purchases                              6,414                    50,308               49,870
 Net transfers                          6,976                (1,612,832)          (1,952,041)
 Surrenders for benefit
  payments and fees                        --                (5,952,763)          (4,614,076)
 Net annuity transactions                  --                        --                   --
                                    ---------            --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    13,390                (7,515,287)          (6,516,247)
                                    ---------            --------------       --------------
 Net increase (decrease) in
  net assets                           11,250               (23,489,871)         (11,470,997)
NET ASSETS:
 Beginning of year                         --                38,038,970           23,788,473
                                    ---------            --------------       --------------
 End of year                          $11,250               $14,549,099          $12,317,476
                                    =========            ==============       ==============

(a)  From inception May 1, 2008 to December 31, 2008.

(t)  Formerly reported as Dividend Growth.

(u) Formerly reported as Global Equity.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                    COLUMBIA MARSICO          COLUMBIA MARSICO
                                    FOCUSED EQUITIES               GROWTH
                                        VS FUND                   VS FUND
                                      SUB-ACCOUNT               SUB-ACCOUNT
----------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(376,209)                $(310,396)
 Net realized gain (loss) on
  security transactions                     898,947                 1,219,078
 Net realized gain on
  distributions                           3,206,812                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (13,887,907)               (9,582,385)
                                     --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (10,158,357)               (8,673,703)
                                     --------------            --------------
UNIT TRANSACTIONS:
 Purchases                                   40,997                    55,934
 Net transfers                           (1,874,271)               (1,427,643)
 Surrenders for benefit
  payments and fees                      (4,926,196)               (4,050,473)
 Net annuity transactions                        --                        --
                                     --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (6,759,470)               (5,422,182)
                                     --------------            --------------
 Net increase (decrease) in
  net assets                            (16,917,827)              (14,095,885)
NET ASSETS:
 Beginning of year                       28,305,340                24,925,599
                                     --------------            --------------
 End of year                            $11,387,513               $10,829,714
                                     ==============            ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                   OPPENHEIMER
                               COLUMBIA MARSICO          COLUMBIA MARSICO            CAPITAL              OPPENHEIMER
                                 21ST CENTURY             MIDCAP GROWTH            APPRECIATION        GLOBAL SECURITIES
                                    VS FUND                  VS FUND                 FUND/VA                FUND/VA
                                  SUB-ACCOUNT              SUB-ACCOUNT           SUB-ACCOUNT (A)        SUB-ACCOUNT (A)
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                             $(133,013)                $(473,627)              $(1,021)               $(17,682)
 Net realized gain (loss)
  on security transactions              69,909                    55,458                  (102)                      3
 Net realized gain on
  distributions                        125,971                 3,116,967                    --                      --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                              (3,733,077)              (14,737,116)              (64,167)               (741,647)
                                 -------------            --------------            ----------            ------------
 Net increase (decrease)
  in net assets resulting
  from operations                   (3,670,210)              (12,038,318)              (65,290)               (759,326)
                                 -------------            --------------            ----------            ------------
UNIT TRANSACTIONS:
 Purchases                               2,246                    46,802               154,979               1,638,183
 Net transfers                        (587,682)               (1,604,126)               32,305               2,805,125
 Surrenders for benefit
  payments and fees                 (1,190,857)               (5,049,205)                 (843)                (58,982)
 Net annuity transactions                   --                        --                    --                      --
                                 -------------            --------------            ----------            ------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions            (1,776,293)               (6,606,529)              186,441               4,384,326
                                 -------------            --------------            ----------            ------------
 Net increase (decrease)
  in net assets                     (5,446,503)              (18,644,847)              121,151               3,625,000
NET ASSETS:
 Beginning of year                   9,239,952                32,243,994                    --                      --
                                 -------------            --------------            ----------            ------------
 End of year                        $3,793,449               $13,599,147              $121,151              $3,625,000
                                 =============            ==============            ==========            ============

                                                       OPPENHEIMER
                                OPPENHEIMER            MAIN STREET            OPPENHEIMER
                                MAIN STREET             SMALL CAP                VALUE
                                 FUND(R)/VA             FUND(R)/VA              FUND/VA
                              SUB-ACCOUNT (A)        SUB-ACCOUNT (A)        SUB-ACCOUNT (A)
--------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                            $(2,143)               $(12,172)               $(432)
 Net realized gain (loss)
  on security transactions             (118)                 (2,149)                 (44)
 Net realized gain on
  distributions                          --                      --                   --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                              (92,287)               (588,762)             (18,939)
                                 ----------            ------------            ---------
 Net increase (decrease)
  in net assets resulting
  from operations                   (94,548)               (603,083)             (19,415)
                                 ----------            ------------            ---------
UNIT TRANSACTIONS:
 Purchases                          256,025               1,330,813               39,491
 Net transfers                      252,941               1,727,201               39,630
 Surrenders for benefit
  payments and fees                 (10,868)                (32,572)                (124)
 Net annuity transactions                --                      --                   --
                                 ----------            ------------            ---------
 Net increase (decrease)
  in net assets resulting
  from unit transactions            498,098               3,025,442               78,997
                                 ----------            ------------            ---------
 Net increase (decrease)
  in net assets                     403,550               2,422,359               59,582
NET ASSETS:
 Beginning of year                       --                      --                   --
                                 ----------            ------------            ---------
 End of year                       $403,550              $2,422,359              $59,582
                                 ==========            ============            =========

(a)  From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                       PUTNAM VT              PUTNAM VT
                                      DIVERSIFIED            GLOBAL ASSET
                                      INCOME FUND          ALLOCATION FUND
                                    SUB-ACCOUNT (A)        SUB-ACCOUNT (A)
-----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(33,426)                $(841)
 Net realized gain (loss) on
  security transactions                     (3,118)                 (561)
 Net realized gain on
  distributions                                 --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (1,493,415)              (33,247)
                                     -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                            (1,529,959)              (34,649)
                                     -------------            ----------
UNIT TRANSACTIONS:
 Purchases                               4,184,394               113,411
 Net transfers                           4,015,639                25,093
 Surrenders for benefit
  payments and fees                        (99,894)               (1,266)
 Net annuity transactions                       --                    --
                                     -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      8,100,139               137,238
                                     -------------            ----------
 Net increase (decrease) in
  net assets                             6,570,180               102,589
NET ASSETS:
 Beginning of year                              --                    --
                                     -------------            ----------
 End of year                            $6,570,180              $102,589
                                     =============            ==========

(a)  From inception May 1, 2008 to December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    PUTNAM VT                                                         JPMORGAN
                                  INTERNATIONAL          PUTNAM VT            PUTNAM VT           INSURANCE TRUST
                                   GROWTH AND          INTERNATIONAL          SMALL CAP               BALANCED
                                   INCOME FUND          EQUITY FUND           VALUE FUND           PORTFOLIO - 1
                                 SUB-ACCOUNT (A)      SUB-ACCOUNT (A)      SUB-ACCOUNT (A)          SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(274)               $(361)                $(466)                $26,443
 Net realized gain (loss) on
  security transactions                  (174)                 (16)                 (207)                (42,118)
 Net realized gain on
  distributions                            --                   --                    --                 209,091
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (16,345)             (18,454)              (26,877)               (638,028)
                                    ---------            ---------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                          (16,793)             (18,831)              (27,550)               (444,612)
                                    ---------            ---------            ----------            ------------
UNIT TRANSACTIONS:
 Purchases                             43,059               64,961                84,734                  70,010
 Net transfers                         15,129               26,498                20,249                  76,117
 Surrenders for benefit
  payments and fees                      (666)                 (82)               (1,811)               (149,180)
 Net annuity transactions                  --                   --                    --                      --
                                    ---------            ---------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    57,522               91,377               103,172                  (3,053)
                                    ---------            ---------            ----------            ------------
 Net increase (decrease) in
  net assets                           40,729               72,546                75,622                (447,665)
NET ASSETS:
 Beginning of year                         --                   --                    --               1,746,889
                                    ---------            ---------            ----------            ------------
 End of year                          $40,729              $72,546               $75,622              $1,299,224
                                    =========            =========            ==========            ============

                                      JPMORGAN                 JPMORGAN                 JPMORGAN
                                   INSURANCE TRUST          INSURANCE TRUST          INSURANCE TRUST
                                      CORE BOND           DIVERSIFIED EQUITY        INTREPID MID CAP
                                    PORTFOLIO - 1            PORTFOLIO - 1            PORTFOLIO - 1
                                     SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $2,279,343                 $(48,645)               $(102,166)
 Net realized gain (loss) on
  security transactions                   (42,988)                (130,266)                 (85,663)
 Net realized gain on
  distributions                                --                  996,699                  829,108
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (2,452,024)              (5,145,009)              (5,325,097)
                                    -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             (215,669)              (4,327,221)              (4,683,818)
                                    -------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                              3,089,157                  100,762                  438,641
 Net transfers                          1,058,275                  648,712                1,921,435
 Surrenders for benefit
  payments and fees                    (4,125,343)                (683,969)                (714,834)
 Net annuity transactions                      --                       --                       --
                                    -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                        22,089                   65,505                1,645,242
                                    -------------            -------------            -------------
 Net increase (decrease) in
  net assets                             (193,580)              (4,261,716)              (3,038,576)
NET ASSETS:
 Beginning of year                     56,632,634               11,746,003               10,572,932
                                    -------------            -------------            -------------
 End of year                          $56,439,054               $7,484,287               $7,534,356
                                    =============            =============            =============

(a)  From inception May 1, 2008 to December 31, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                        JPMORGAN                 JPMORGAN
                                    INSURANCE TRUST           INSURANCE TRUST
                                      EQUITY INDEX            GOVERNMENT BOND
                                     PORTFOLIO - 1             PORTFOLIO - 1
                                      SUB-ACCOUNT               SUB-ACCOUNT
---------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $144,094                 $903,350
 Net realized gain (loss) on
  security transactions                    (276,419)                  46,726
 Net realized gain on
  distributions                                  --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (18,957,816)               1,174,680
                                     --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (19,090,141)               2,124,756
                                     --------------            -------------
UNIT TRANSACTIONS:
 Purchases                                1,391,591                  802,506
 Net transfers                            9,517,740                5,404,060
 Surrenders for benefit
  payments and fees                      (2,743,095)              (1,811,141)
 Net annuity transactions                        --                       --
                                     --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       8,166,236                4,395,425
                                     --------------            -------------
 Net increase (decrease) in
  net assets                            (10,923,905)               6,520,181
NET ASSETS:
 Beginning of year                       42,767,459               22,460,794
                                     --------------            -------------
 End of year                            $31,843,554              $28,980,975
                                     ==============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                           JPMORGAN              JPMORGAN
                                     JPMORGAN          INSURANCE TRUST       INSURANCE TRUST
                                 INSURANCE TRUST         DIVERSIFIED           DIVERSIFIED         JENNISON 20/20
                                 INTREPID GROWTH        MID CAP GROWTH        MID CAP VALUE            FOCUS
                                  PORTFOLIO - 1         PORTFOLIO - 1         PORTFOLIO - 1          PORTFOLIO
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(23,086)            $(191,689)              $(7,880)            $(5,993)
 Net realized gain (loss) on
  security transactions                  (7,881)             (136,924)              (88,152)             (2,414)
 Net realized gain on
  distributions                              --             2,368,791             2,124,490              24,368
 Net unrealized appreciation
  (depreciation) of
  investments during the year        (1,504,594)           (8,505,613)           (5,888,361)           (166,250)
                                   ------------          ------------          ------------          ----------
 Net increase (decrease) in
  net assets resulting from
  operations                         (1,535,561)           (6,465,435)           (3,859,903)           (150,289)
                                   ------------          ------------          ------------          ----------
UNIT TRANSACTIONS:
 Purchases                              422,357               195,301                93,985                 590
 Net transfers                        2,335,107               166,970               157,194             100,756
 Surrenders for benefit
  payments and fees                    (163,581)             (899,655)             (568,998)           (116,198)
 Net annuity transactions                    --                    --                    --                  --
                                   ------------          ------------          ------------          ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   2,593,883              (537,384)             (317,819)            (14,852)
                                   ------------          ------------          ------------          ----------
 Net increase (decrease) in
  net assets                          1,058,322            (7,002,819)           (4,177,722)           (165,141)
NET ASSETS:
 Beginning of year                    1,852,340            14,929,094            10,686,502             377,680
                                   ------------          ------------          ------------          ----------
 End of year                         $2,910,662            $7,926,275            $6,508,780            $212,539
                                   ============          ============          ============          ==========


                                                                          PRUDENTIAL
                                                       PRUDENTIAL           SERIES
                                    JENNISON             VALUE          INTERNATIONAL
                                   PORTFOLIO           PORTFOLIO            GROWTH
                                  SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
-----------------------------  --------------------------------------------------------
OPERATIONS:
 Net investment income (loss)         $(7,489)              $(654)             $(29)
 Net realized gain (loss) on
  security transactions               (25,498)            (15,824)            1,239
 Net realized gain on
  distributions                            --              43,125             1,403
 Net unrealized appreciation
  (depreciation) of
  investments during the year        (164,165)           (130,400)           (7,189)
                                   ----------          ----------          --------
 Net increase (decrease) in
  net assets resulting from
  operations                         (197,152)           (103,753)           (4,576)
                                   ----------          ----------          --------
UNIT TRANSACTIONS:
 Purchases                                 --                  --                --
 Net transfers                         (5,209)              3,252                --
 Surrenders for benefit
  payments and fees                  (148,772)            (37,787)              (18)
 Net annuity transactions                  --                  --                --
                                   ----------          ----------          --------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                  (153,981)            (34,535)              (18)
                                   ----------          ----------          --------
 Net increase (decrease) in
  net assets                         (351,133)           (138,288)           (4,594)
NET ASSETS:
 Beginning of year                    643,977             252,927             8,929
                                   ----------          ----------          --------
 End of year                         $292,844            $114,639            $4,335
                                   ==========          ==========          ========

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                      LEGG MASON               LEGG MASON
                                   PARTNERS VARIABLE        PARTNERS VARIABLE
                                  CAPITAL AND INCOME        FUNDAMENTAL VALUE
                                       PORTFOLIO                PORTFOLIO
                                      SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(1,721)                    $(254)
 Net realized gain (loss) on
  security transactions                   (57,785)                 (209,021)
 Net realized gain on
  distributions                             4,215                     1,228
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (11,461)                 (492,318)
                                      -----------             -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              (66,752)                 (700,365)
                                      -----------             -------------
UNIT TRANSACTIONS:
 Purchases                                     --                        --
 Net transfers                            (29,603)                 (110,667)
 Surrenders for benefit
  payments and fees                      (174,425)                 (595,379)
 Net annuity transactions                      --                        --
                                      -----------             -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (204,028)                 (706,046)
                                      -----------             -------------
 Net increase (decrease) in
  net assets                             (270,780)               (1,406,411)
NET ASSETS:
 Beginning of year                        349,828                 2,362,308
                                      -----------             -------------
 End of year                              $79,048                  $955,897
                                      ===========             =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    LEGG MASON
                                PARTNERS VARIABLE         LEGG MASON           VAN KAMPEN LIT
                                   GLOBAL HIGH         PARTNERS VARIABLE         GROWTH AND           VAN KAMPEN LIT
                                    YIELD BOND             INVESTORS               INCOME                COMSTOCK
                                    PORTFOLIO              PORTFOLIO              PORTFOLIO              PORTFOLIO
                                   SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT (V)        SUB-ACCOUNT (W)
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $7,738                $(2,136)               $(2,456)                $1,448
 Net realized gain (loss) on
  security transactions                (12,803)                 5,176                (17,891)               (11,411)
 Net realized gain on
  distributions                             --                 16,953                 13,340                 24,734
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (38,861)              (263,509)              (214,183)              (198,841)
                                    ----------            -----------            -----------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                           (43,926)              (243,516)              (221,190)              (184,070)
                                    ----------            -----------            -----------            -----------
UNIT TRANSACTIONS:
 Purchases                                  --                    900                322,295                 11,500
 Net transfers                         (19,599)               (16,274)               367,473                (28,814)
 Surrenders for benefit
  payments and fees                    (11,351)              (294,539)               (25,761)               (13,012)
 Net annuity transactions                   --                     --                     --                     --
                                    ----------            -----------            -----------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (30,950)              (309,913)               664,007                (30,326)
                                    ----------            -----------            -----------            -----------
 Net increase (decrease) in
  net assets                           (74,876)              (553,429)               442,817               (214,396)
NET ASSETS:
 Beginning of year                     138,565                890,093                391,502                512,627
                                    ----------            -----------            -----------            -----------
 End of year                           $63,689               $336,664               $834,319               $298,231
                                    ==========            ===========            ===========            ===========


                                   WELLS FARGO         WELLS FARGO         WELLS FARGO
                                  ADVANTAGE VT        ADVANTAGE VT        ADVANTAGE VT
                                      ASSET           TOTAL RETURN           EQUITY
                                 ALLOCATION FUND        BOND FUND          INCOME FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $71               $294                  $93
 Net realized gain (loss) on
  security transactions                   (13)                --                 (599)
 Net realized gain on
  distributions                           956                 --                3,931
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (5,207)              (208)             (14,660)
                                    ---------            -------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                           (4,193)                86              (11,235)
                                    ---------            -------            ---------
UNIT TRANSACTIONS:
 Purchases                                 --                 --                   --
 Net transfers                             --                 --                  427
 Surrenders for benefit
  payments and fees                         1                 --               (3,182)
 Net annuity transactions                  --                 --                   --
                                    ---------            -------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                         1                 --               (2,755)
                                    ---------            -------            ---------
 Net increase (decrease) in
  net assets                           (4,192)                86              (13,990)
NET ASSETS:
 Beginning of year                     13,784              8,573               31,239
                                    ---------            -------            ---------
 End of year                           $9,592             $8,659              $17,249
                                    =========            =======            =========

(v)  Formerly reported as Growth and Income.

(w) Formerly reported as Comstock.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                   WELLS FARGO          WELLS FARGO
                                   ADVANTAGE VT        ADVANTAGE VT
                                  C&B LARGE CAP        INTERNATIONAL
                                    VALUE FUND           CORE FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(22)                 $11
 Net realized gain (loss) on
  security transactions                (2,379)                 (17)
 Net realized gain on
  distributions                            --                1,880
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (2,664)              (7,078)
                                     --------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                           (5,065)              (5,204)
                                     --------            ---------
UNIT TRANSACTIONS:
 Purchases                              9,009                   --
 Net transfers                           (320)               1,371
 Surrenders for benefit
  payments and fees                    (4,865)                  (8)
 Net annuity transactions                  --                   --
                                     --------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     3,824                1,363
                                     --------            ---------
 Net increase (decrease) in
  net assets                           (1,241)              (3,841)
NET ASSETS:
 Beginning of year                      6,260               11,003
                                     --------            ---------
 End of year                           $5,019               $7,162
                                     ========            =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  WELLS FARGO          WELLS FARGO                                 RIDGEWORTH
                                  ADVANTAGE VT        ADVANTAGE VT          WELLS FARGO          VARIABLE TRUST
                                 LARGE COMPANY          SMALL CAP          ADVANTAGE VT         LARGE CAP GROWTH
                                  GROWTH FUND          GROWTH FUND        DISCOVERY FUND           STOCK FUND
                                  SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT (K)        SUB-ACCOUNT (L)
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(116)               $(190)               $(26)                 $(96,339)
 Net realized gain (loss) on
  security transactions                  (48)              (1,890)                 (1)                  (28,476)
 Net realized gain on
  distributions                           --                3,442                  --                   834,181
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (3,480)              (7,248)               (902)               (3,491,676)
                                    --------            ---------             -------             -------------
 Net increase (decrease) in
  net assets resulting from
  operations                          (3,644)              (5,886)               (929)               (2,782,310)
                                    --------            ---------             -------             -------------
UNIT TRANSACTIONS:
 Purchases                                --                3,754               2,827                    58,133
 Net transfers                           421                  325                  --                  (214,323)
 Surrenders for benefit
  payments and fees                       (7)              (1,895)                 --                (1,065,339)
 Net annuity transactions                 --                   --                  --                        --
                                    --------            ---------             -------             -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      414                2,184               2,827                (1,221,529)
                                    --------            ---------             -------             -------------
 Net increase (decrease) in
  net assets                          (3,230)              (3,702)              1,898                (4,003,839)
NET ASSETS:
 Beginning of year                     8,648               10,207                  --                 7,531,121
                                    --------            ---------             -------             -------------
 End of year                          $5,418               $6,505              $1,898                $3,527,282
                                    ========            =========             =======             =============

                                     RIDGEWORTH              RIDGEWORTH              RIDGEWORTH
                                   VARIABLE TRUST          VARIABLE TRUST          VARIABLE TRUST
                                   LARGE CAP CORE           MID-CAP CORE           LARGE CAP VALUE
                                    EQUITY FUND             EQUITY FUND              EQUITY FUND
                                  SUB-ACCOUNT (M)         SUB-ACCOUNT (N)          SUB-ACCOUNT (O)
-----------------------------  -----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(11,110)               $(20,088)                 $10,613
 Net realized gain (loss) on
  security transactions                  (22,341)                (41,525)                 (18,975)
 Net realized gain on
  distributions                          118,960                 173,335                  403,874
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (590,644)               (827,254)              (2,361,464)
                                    ------------            ------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (505,135)               (715,532)              (1,965,952)
                                    ------------            ------------            -------------
UNIT TRANSACTIONS:
 Purchases                                18,072                  33,288                  156,836
 Net transfers                           (60,708)                 17,296                  789,898
 Surrenders for benefit
  payments and fees                     (241,300)               (249,430)                (612,345)
 Net annuity transactions                     --                      --                       --
                                    ------------            ------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (283,936)               (198,846)                 334,389
                                    ------------            ------------            -------------
 Net increase (decrease) in
  net assets                            (789,071)               (914,378)              (1,631,563)
NET ASSETS:
 Beginning of year                     1,504,052               1,867,265                5,292,995
                                    ------------            ------------            -------------
 End of year                            $714,981                $952,887               $3,661,432
                                    ============            ============            =============

(k) Funded as of February 12, 2008.

(l) Formerly STI Classic VT Large Cap Growth Stock Fund. Change effective May 1, 2008.

(m) Formerly STI Classic VT Large Cap Core Equity Fund. Change effective May 1, 2008.

(n) Formerly STI Classic VT Mid-Cap Core Equity Fund. Change effective May 1, 2008.

(o) Formerly STI Classic VT Large Cap Value Equity Fund. Change effective May 1, 2008.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                   AIM V.I.                 AIM V.I.
                                    BASIC                    CAPITAL
                                  VALUE FUND            APPRECIATION FUND
                                 SUB-ACCOUNT               SUB-ACCOUNT
----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $(1,171,157)               $(776,811)
 Net realized gain (loss) on
  security transactions              3,314,298                  898,208
 Net realized gain on
  distributions                      4,751,678                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year       (6,879,867)               3,793,937
                                --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            14,952                3,915,334
                                --------------            -------------
UNIT TRANSACTIONS:
 Purchases                           3,225,728                1,686,865
 Net transfers                      (7,130,378)              (3,614,791)
 Surrenders for benefit
  payments and fees                 (9,374,499)              (5,235,986)
 Net annuity transactions              (29,524)                      --
                                --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (13,308,673)              (7,163,912)
                                --------------            -------------
 Net increase (decrease) in
  net assets                       (13,293,721)              (3,248,578)
NET ASSETS:
 Beginning of year                  95,272,920               42,958,520
                                --------------            -------------
 End of year                       $81,979,199              $39,709,942
                                ==============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  AIM V.I.                  AIM V.I.                 AIM V.I.            AIM V.I.
                                    CORE                   GOVERNMENT                  HIGH           INTERNATIONAL
                                EQUITY FUND             SECURITIES FUND             YIELD FUND         GROWTH FUND
                                SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $(974,037)               $7,366,490                 $66,509            $(687,584)
 Net realized gain (loss) on
  security transactions             1,930,054                   174,476                  24,754            1,561,880
 Net realized gain on
  distributions                            --                        --                      --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year       6,567,795                 5,068,661                 (98,175)           4,430,573
                               --------------            --------------            ------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                        7,523,812                12,609,627                  (6,912)           5,304,869
                               --------------            --------------            ------------       --------------
UNIT TRANSACTIONS:
 Purchases                          3,035,848                47,957,638                  16,270           26,048,476
 Net transfers                     (5,891,460)               45,661,523                 (69,088)          17,416,223
 Surrenders for benefit
  payments and fees                (9,471,733)              (21,335,229)               (241,646)         (17,848,561)
 Net annuity transactions              (4,266)                  (15,551)                     --                1,285
                               --------------            --------------            ------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               (12,331,611)               72,268,381                (294,464)          25,617,423
                               --------------            --------------            ------------       --------------
 Net increase (decrease) in
  net assets                       (4,807,799)               84,878,008                (301,376)          30,922,292
NET ASSETS:
 Beginning of year                123,092,537               230,584,280               1,611,029           45,037,237
                               --------------            --------------            ------------       --------------
 End of year                     $118,284,738              $315,462,288              $1,309,653          $75,959,529
                               ==============            ==============            ============       ==============

                                  AIM V.I.            AIM V.I.            AIM V.I.
                                MID CAP CORE          SMALL CAP           LARGE CAP
                                EQUITY FUND          EQUITY FUND         GROWTH FUND
                                SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------
OPERATIONS:
 Net investment income (loss)     $(1,981,820)          $(456,429)          $(433,037)
 Net realized gain (loss) on
  security transactions             1,256,125              19,969             507,296
 Net realized gain on
  distributions                     1,726,513             900,342                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year       7,604,745             (46,345)          2,828,997
                               --------------       -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                        8,605,563             417,537           2,903,256
                               --------------       -------------       -------------
UNIT TRANSACTIONS:
 Purchases                          6,609,028           8,761,799           1,649,449
 Net transfers                     (3,907,374)          5,163,493             279,267
 Surrenders for benefit
  payments and fees                (8,849,937)         (1,163,296)         (2,843,508)
 Net annuity transactions             (38,905)               (719)                 --
                               --------------       -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (6,187,188)         12,761,277            (914,792)
                               --------------       -------------       -------------
 Net increase (decrease) in
  net assets                        2,418,375          13,178,814           1,988,464
NET ASSETS:
 Beginning of year                116,407,263          19,892,773          22,408,790
                               --------------       -------------       -------------
 End of year                     $118,825,638         $33,071,587         $24,397,254
                               ==============       =============       =============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                       AIM V.I.             AMERICAN FUNDS
                                       CAPITAL                  GLOBAL
                                   DEVELOPMENT FUND            BOND FUND
                                   SUB-ACCOUNT (A)            SUB-ACCOUNT
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $(182)                 $539,085
 Net realized gain (loss) on
  security transactions                       (1)                   19,979
 Net realized gain on
  distributions                            7,480                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (7,775)                  577,059
                                      ----------             -------------
 Net increase (decrease) in
  net assets resulting from
  operations                                (478)                1,136,123
                                      ----------             -------------
UNIT TRANSACTIONS:
 Purchases                                51,982                 6,276,855
 Net transfers                           137,650                21,251,004
 Surrenders for benefit
  payments and fees                           (1)                 (696,613)
 Net annuity transactions                     --                        --
                                      ----------             -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      189,631                26,831,246
                                      ----------             -------------
 Net increase (decrease) in
  net assets                             189,153                27,967,369
NET ASSETS:
 Beginning of year                            --                 2,888,001
                                      ----------             -------------
 End of year                            $189,153               $30,855,370
                                      ==========             =============

(a)  From inception November 12, 2007 to December 31, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   AMERICAN FUNDS                                    AMERICAN FUNDS
                                       GLOBAL               AMERICAN FUNDS              BLUE CHIP
                                     GROWTH AND                  ASSET                 INCOME AND             AMERICAN FUNDS
                                     INCOME FUND            ALLOCATION FUND            GROWTH FUND               BOND FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $516,669               $1,887,097               $1,707,962              $20,648,796
 Net realized gain (loss) on
  security transactions                    75,524                2,145,813                2,582,979                  253,528
 Net realized gain on
  distributions                         4,112,634               16,571,433                7,830,862                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           3,186,260                1,541,116              (11,330,772)             (15,869,276)
                                    -------------            -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            7,891,087               22,145,459                  791,031                5,033,048
                                    -------------            -------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                             39,100,344               34,003,409               18,228,692               30,808,775
 Net transfers                         47,437,697               11,156,323               (5,410,192)              34,910,080
 Surrenders for benefit
  payments and fees                    (3,287,879)             (38,553,292)             (21,078,312)             (27,779,109)
 Net annuity transactions                  (8,941)                  20,371                       43                   35,841
                                    -------------            -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    83,241,221                6,626,811               (8,259,769)              37,975,587
                                    -------------            -------------            -------------            -------------
 Net increase (decrease) in
  net assets                           91,132,308               28,772,270               (7,468,738)              43,008,635
NET ASSETS:
 Beginning of year                     43,380,082              472,999,970              241,089,614              322,597,640
                                    -------------            -------------            -------------            -------------
 End of year                         $134,512,390             $501,772,240             $233,620,876             $365,606,275
                                    =============            =============            =============            =============


                                   AMERICAN FUNDS
                                       GLOBAL           AMERICAN FUNDS             AMERICAN FUNDS
                                     GROWTH FUND          GROWTH FUND            GROWTH-INCOME FUND
                                     SUB-ACCOUNT          SUB-ACCOUNT                SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $1,444,505          $(12,177,973)               $(2,825,932)
 Net realized gain (loss) on
  security transactions                 2,229,133            10,559,242                  9,024,902
 Net realized gain on
  distributions                         5,755,377            83,188,818                 37,947,583
 Net unrealized appreciation
  (depreciation) of
  investments during the year           7,352,756            33,495,714                (10,935,887)
                                    -------------       ---------------            ---------------
 Net increase (decrease) in
  net assets resulting from
  operations                           16,781,771           115,065,801                 33,210,666
                                    -------------       ---------------            ---------------
UNIT TRANSACTIONS:
 Purchases                             18,675,589           150,942,396                136,265,996
 Net transfers                          8,247,453            24,183,891                 18,167,306
 Surrenders for benefit
  payments and fees                   (11,690,791)          (86,873,936)               (88,887,423)
 Net annuity transactions                  (2,154)              (47,856)                  (148,819)
                                    -------------       ---------------            ---------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    15,230,097            88,204,495                 65,397,060
                                    -------------       ---------------            ---------------
 Net increase (decrease) in
  net assets                           32,011,868           203,270,296                 98,607,726
NET ASSETS:
 Beginning of year                    126,989,389         1,091,227,384              1,078,403,441
                                    -------------       ---------------            ---------------
 End of year                         $159,001,257        $1,294,497,680             $1,177,011,167
                                    =============       ===============            ===============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------


                                     AMERICAN FUNDS            AMERICAN FUNDS
                                   INTERNATIONAL FUND          NEW WORLD FUND
                                      SUB-ACCOUNT               SUB-ACCOUNT
----------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(792,504)               $1,725,052
 Net realized gain (loss) on
  security transactions                   2,155,488                 1,024,442
 Net realized gain on
  distributions                          16,916,884                 6,890,165
 Net unrealized appreciation
  (depreciation) of
  investments during the year            38,353,609                18,618,524
                                     --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                             56,633,477                28,258,183
                                     --------------            --------------
UNIT TRANSACTIONS:
 Purchases                               41,046,143                19,076,818
 Net transfers                            7,941,237                14,083,853
 Surrenders for benefit
  payments and fees                     (30,542,119)               (6,646,381)
 Net annuity transactions                   (23,554)                    3,156
                                     --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      18,421,707                26,517,446
                                     --------------            --------------
 Net increase (decrease) in
  net assets                             75,055,184                54,775,629
NET ASSETS:
 Beginning of year                      307,285,750                86,222,899
                                     --------------            --------------
 End of year                           $382,340,934              $140,998,528
                                     ==============            ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                         COLUMBIA
                                    AMERICAN FUNDS              COLUMBIA               SMALL COMPANY              COLUMBIA
                                     GLOBAL SMALL           ASSET ALLOCATION              GROWTH               LARGE CAP VALUE
                                 CAPITALIZATION FUND             FUND VS                  FUND VS                  FUND VS
                                     SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $1,589,458                  $63,684                $(441,966)               $(235,621)
 Net realized gain (loss) on
  security transactions                  1,382,287                    4,668                  241,360                  358,181
 Net realized gain on
  distributions                         10,737,599                  740,842                       --                2,552,725
 Net unrealized appreciation
  (depreciation) of
  investments during the year            9,556,013                 (274,516)               2,525,994               (2,296,772)
                                    --------------            -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            23,265,357                  534,678                2,325,388                  378,513
                                    --------------            -------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                              16,532,981                   40,317                  119,683                  209,493
 Net transfers                           3,300,187                  134,774                 (862,110)                 151,582
 Surrenders for benefit
  payments and fees                    (11,838,374)              (1,403,211)              (3,558,008)              (6,855,935)
 Net annuity transactions                   (3,715)                      --                  (16,459)                 (74,326)
                                    --------------            -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      7,991,079               (1,228,120)              (4,316,894)              (6,569,186)
                                    --------------            -------------            -------------            -------------
 Net increase (decrease) in
  net assets                            31,256,436                 (693,442)              (1,991,506)              (6,190,673)
NET ASSETS:
 Beginning of year                     121,197,503                8,516,577               21,743,636               39,247,262
                                    --------------            -------------            -------------            -------------
 End of year                          $152,453,939               $7,823,135              $19,752,130              $33,056,589
                                    ==============            =============            =============            =============


                                                                                  EVERGREEN VA
                                   EVERGREEN VA           EVERGREEN VA           INTERNATIONAL
                                  BALANCED FUND           GROWTH FUND             EQUITY FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $15,730                $(38,081)                $22,425
 Net realized gain (loss) on
  security transactions                    740                   4,089                  (1,553)
 Net realized gain on
  distributions                             --                 424,741                 159,888
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (1,388)               (245,370)                  7,905
                                    ----------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            15,082                 145,379                 188,665
                                    ----------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                             286,292                 524,639                 655,221
 Net transfers                          78,839                 292,885                 225,005
 Surrenders for benefit
  payments and fees                    (12,708)                (76,065)                (76,139)
 Net annuity transactions                   --                    (592)                     --
                                    ----------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    352,423                 740,867                 804,087
                                    ----------            ------------            ------------
 Net increase (decrease) in
  net assets                           367,505                 886,246                 992,752
NET ASSETS:
 Beginning of year                     365,970               1,521,081               1,304,808
                                    ----------            ------------            ------------
 End of year                          $733,475              $2,407,327              $2,297,560
                                    ==========            ============            ============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                      EVERGREEN VA
                                    EVERGREEN VA         SPECIAL
                                     OMEGA FUND        VALUES FUND
                                    SUB-ACCOUNT        SUB-ACCOUNT
------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(2,869)           $(32,979)
 Net realized gain (loss) on
  security transactions                 (26,033)              5,838
 Net realized gain on
  distributions                              --           2,522,108
 Net unrealized appreciation
  (depreciation) of
  investments during the year            21,339          (4,411,901)
                                     ----------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             (7,563)         (1,916,934)
                                     ----------       -------------
UNIT TRANSACTIONS:
 Purchases                              112,960           3,706,199
 Net transfers                           27,050           2,616,991
 Surrenders for benefit
  payments and fees                     (10,700)           (635,976)
 Net annuity transactions                    --                (496)
                                     ----------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     129,310           5,686,718
                                     ----------       -------------
 Net increase (decrease) in
  net assets                            121,747           3,769,784
NET ASSETS:
 Beginning of year                      132,929          14,900,377
                                     ----------       -------------
 End of year                           $254,676         $18,670,161
                                     ==========       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                             FRANKLIN                                        FRANKLIN
                                   EVERGREEN VA               RISING               FRANKLIN                  LARGE CAP
                                   FUNDAMENTAL              DIVIDENDS               INCOME                    GROWTH
                                  LARGE CAP FUND         SECURITIES FUND       SECURITIES FUND            SECURITIES FUND
                                   SUB-ACCOUNT             SUB-ACCOUNT           SUB-ACCOUNT                SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(6,049)               $2,258,861            $19,790,874                $(958,031)
 Net realized gain (loss) on
  security transactions                  9,832                   121,480                532,965                  393,868
 Net realized gain on
  distributions                         74,224                 5,543,192              7,694,797                  654,351
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (23,094)              (27,575,354)           (10,860,054)               3,432,448
                                    ----------            --------------       ----------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            54,913               (19,651,821)            17,158,582                3,522,636
                                    ----------            --------------       ----------------            -------------
UNIT TRANSACTIONS:
 Purchases                             240,670                82,090,247            211,165,726                7,883,305
 Net transfers                         (39,374)               31,807,691            112,576,654                4,746,778
 Surrenders for benefit
  payments and fees                     (9,097)              (22,154,055)           (73,690,540)              (5,941,368)
 Net annuity transactions                   --                     9,414                 68,434                   (1,900)
                                    ----------            --------------       ----------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    192,199                91,753,297            250,120,274                6,686,815
                                    ----------            --------------       ----------------            -------------
 Net increase (decrease) in
  net assets                           247,112                72,101,476            267,278,856               10,209,451
NET ASSETS:
 Beginning of year                     739,702               330,849,672          1,053,591,906               76,643,302
                                    ----------            --------------       ----------------            -------------
 End of year                          $986,814              $402,951,148         $1,320,870,762              $86,852,753
                                    ==========            ==============       ================            =============

                                      FRANKLIN                  FRANKLIN                FRANKLIN
                                       GLOBAL                SMALL-MID CAP             SMALL CAP
                                     REAL ESTATE                 GROWTH                  VALUE
                                   SECURITIES FUND          SECURITIES FUND         SECURITIES FUND
                                   SUB-ACCOUNT (B)            SUB-ACCOUNT           SUB-ACCOUNT (A)
-----------------------------  -----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $46,177               $(2,284,159)                $(131)
 Net realized gain (loss) on
  security transactions                   322,778                 1,496,033                   (92)
 Net realized gain on
  distributions                           439,491                 8,924,791                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (2,234,298)                2,240,702                (2,228)
                                    -------------            --------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                           (1,425,852)               10,377,367                (2,451)
                                    -------------            --------------            ----------
UNIT TRANSACTIONS:
 Purchases                                 13,202                12,190,154                34,299
 Net transfers                           (514,814)                2,530,923               117,908
 Surrenders for benefit
  payments and fees                      (940,520)               (9,752,300)                 (166)
 Net annuity transactions                     552                    (3,021)                   --
                                    -------------            --------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (1,441,580)                4,965,756               152,041
                                    -------------            --------------            ----------
 Net increase (decrease) in
  net assets                           (2,867,432)               15,343,123               149,590
NET ASSETS:
 Beginning of year                      7,485,025               113,474,132                    --
                                    -------------            --------------            ----------
 End of year                           $4,617,593              $128,817,255              $149,590
                                    =============            ==============            ==========

(a)  From inception November 12, 2007 to December 31, 2007.

(b) Formerly Franklin Real Estate Fund. Change effective May 1, 2007.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                        FRANKLIN
                                       STRATEGIC
                                         INCOME                MUTUAL SHARES
                                    SECURITIES FUND           SECURITIES FUND
                                      SUB-ACCOUNT               SUB-ACCOUNT
----------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $6,957,397               $(2,623,769)
 Net realized gain (loss) on
  security transactions                     158,211                 2,124,666
 Net realized gain on
  distributions                             587,747                28,473,401
 Net unrealized appreciation
  (depreciation) of
  investments during the year               825,863               (18,985,766)
                                     --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                              8,529,218                 8,988,532
                                     --------------            --------------
UNIT TRANSACTIONS:
 Purchases                               24,033,666               111,793,509
 Net transfers                           26,078,522                37,898,853
 Surrenders for benefit
  payments and fees                     (16,556,686)              (53,393,110)
 Net annuity transactions                    (9,112)                   55,328
                                     --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      33,546,390                96,354,580
                                     --------------            --------------
 Net increase (decrease) in
  net assets                             42,075,608               105,343,112
NET ASSETS:
 Beginning of year                      183,648,300               718,948,540
                                     --------------            --------------
 End of year                           $225,723,908              $824,291,652
                                     ==============            ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    TEMPLETON
                                   DEVELOPING            TEMPLETON             TEMPLETON            TEMPLETON
                                     MARKETS              FOREIGN            GLOBAL ASSET             GROWTH
                                 SECURITIES FUND      SECURITIES FUND       ALLOCATION FUND      SECURITIES FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)         $491,554              $545,493             $579,415           $(2,681,706)
 Net realized gain (loss) on
  security transactions                434,535             2,233,837               29,330               618,529
 Net realized gain on
  distributions                      5,746,159            12,708,896              831,891            25,482,518
 Net unrealized appreciation
  (depreciation) of
  investments during the year       11,023,732            19,272,853           (1,157,122)          (22,113,561)
                                   -----------          ------------          -----------          ------------
 Net increase (decrease) in
  net assets resulting from
  operations                        17,695,980            34,761,079              283,514             1,305,780
                                   -----------          ------------          -----------          ------------
UNIT TRANSACTIONS:
 Purchases                          10,876,889            24,303,849               36,374            85,597,126
 Net transfers                       7,860,705            (3,386,953)              36,704            20,161,436
 Surrenders for benefit
  payments and fees                 (4,515,563)          (18,807,331)            (519,089)          (36,192,463)
 Net annuity transactions                1,589                   (10)                (873)              (18,602)
                                   -----------          ------------          -----------          ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 14,223,620             2,109,555             (446,884)           69,547,497
                                   -----------          ------------          -----------          ------------
 Net increase (decrease) in
  net assets                        31,919,600            36,870,634             (163,370)           70,853,277
NET ASSETS:
 Beginning of year                  64,695,499           256,910,028            3,677,276           545,511,343
                                   -----------          ------------          -----------          ------------
 End of year                       $96,615,099          $293,780,662           $3,513,906          $616,364,620
                                   ===========          ============          ===========          ============

                                                          FRANKLIN             FRANKLIN
                                                          FLEX CAP             LARGE CAP
                                 MUTUAL DISCOVERY          GROWTH                VALUE
                                 SECURITIES FUND       SECURITIES FUND      SECURITIES FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)         $(592,618)           $(304,096)               $(911)
 Net realized gain (loss) on
  security transactions                 199,390               59,995               20,384
 Net realized gain on
  distributions                       1,950,839                   --                4,350
 Net unrealized appreciation
  (depreciation) of
  investments during the year        12,284,970            2,194,616             (241,829)
                                   ------------          -----------          -----------
 Net increase (decrease) in
  net assets resulting from
  operations                         13,842,581            1,950,515             (218,006)
                                   ------------          -----------          -----------
UNIT TRANSACTIONS:
 Purchases                           35,644,729            3,015,572            1,720,855
 Net transfers                       23,533,673            3,626,282            1,053,249
 Surrenders for benefit
  payments and fees                 (11,107,688)          (1,015,585)            (539,991)
 Net annuity transactions                 2,615               11,545                   --
                                   ------------          -----------          -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                  48,073,329            5,637,814            2,234,113
                                   ------------          -----------          -----------
 Net increase (decrease) in
  net assets                         61,915,910            7,588,329            2,016,107
NET ASSETS:
 Beginning of year                  131,173,703           15,463,988            6,969,495
                                   ------------          -----------          -----------
 End of year                       $193,089,613          $23,052,317           $8,985,602
                                   ============          ===========          ===========

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                       HARTFORD
                                  HARTFORD              TOTAL
                                  ADVISERS           RETURN BOND
                                  HLS FUND             HLS FUND
                                 SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $(68,663)          $2,358,262
 Net realized gain (loss) on
  security transactions                48,469             (257,245)
 Net realized gain on
  distributions                     3,481,821                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (1,821,233)            (196,219)
                                -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                        1,640,394            1,904,798
                                -------------       --------------
UNIT TRANSACTIONS:
 Purchases                             89,721              346,678
 Net transfers                     (1,333,530)           4,909,107
 Surrenders for benefit
  payments and fees                (7,305,122)         (12,477,469)
 Net annuity transactions             (20,319)             (15,286)
                                -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (8,569,250)          (7,236,970)
                                -------------       --------------
 Net increase (decrease) in
  net assets                       (6,928,856)          (5,332,172)
NET ASSETS:
 Beginning of year                 38,308,251           86,839,290
                                -------------       --------------
 End of year                      $31,379,395          $81,507,118
                                =============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  HARTFORD             HARTFORD               HARTFORD              HARTFORD
                                  CAPITAL              DIVIDEND              FUNDAMENTAL             GLOBAL
                                APPRECIATION          AND GROWTH               GROWTH               ADVISERS
                                  HLS FUND             HLS FUND               HLS FUND              HLS FUND
                                SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT (C)        SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)     $(1,499,265)           $(430,075)              $(110)               $(2,571)
 Net realized gain (loss) on
  security transactions             2,738,623            2,015,892                  17                 (2,295)
 Net realized gain on
  distributions                    12,539,102            4,453,240                 739                 21,346
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (3,021,107)          (2,475,544)                368                 23,949
                               --------------       --------------             -------             ----------
 Net increase (decrease) in
  net assets resulting from
  operations                       10,757,353            3,563,513               1,014                 40,429
                               --------------       --------------             -------             ----------
UNIT TRANSACTIONS:
 Purchases                            223,551              221,487                  --                     --
 Net transfers                     (1,877,504)          (1,138,680)                385                     62
 Surrenders for benefit
  payments and fees               (14,212,715)          (9,381,066)               (528)               (79,307)
 Net annuity transactions             (29,364)                  --                  --                     --
                               --------------       --------------             -------             ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               (15,896,032)         (10,298,259)               (143)               (79,245)
                               --------------       --------------             -------             ----------
 Net increase (decrease) in
  net assets                       (5,138,679)          (6,734,746)                871                (38,816)
NET ASSETS:
 Beginning of year                 80,522,925           62,286,507               7,731                324,965
                               --------------       --------------             -------             ----------
 End of year                      $75,384,246          $55,551,761              $8,602               $286,149
                               ==============       ==============             =======             ==========

                                    HARTFORD             HARTFORD
                                     GLOBAL          GLOBAL FINANCIAL          HARTFORD
                                 COMMUNICATIONS          SERVICES            GLOBAL HEALTH
                                    HLS FUND             HLS FUND              HLS FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(49)                $(962)              $(12,758)
 Net realized gain (loss) on
  security transactions                    1                 6,913                 36,012
 Net realized gain on
  distributions                        1,270                13,761                108,206
 Net unrealized appreciation
  (depreciation) of
  investments during the year            107               (25,249)               (87,681)
                                     -------             ---------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                           1,329                (5,537)                43,779
                                     -------             ---------            -----------
UNIT TRANSACTIONS:
 Purchases                                --                    --                     --
 Net transfers                           440                     5                (32,215)
 Surrenders for benefit
  payments and fees                       (8)              (19,641)              (265,775)
 Net annuity transactions                 --                    --                     --
                                     -------             ---------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      432               (19,636)              (297,990)
                                     -------             ---------            -----------
 Net increase (decrease) in
  net assets                           1,761               (25,173)              (254,211)
NET ASSETS:
 Beginning of year                     5,979                83,637                974,081
                                     -------             ---------            -----------
 End of year                          $7,740               $58,464               $719,870
                                     =======             =========            ===========

(c)  Formerly Hartford Focus HLS Fund. Change effective July 27, 2007.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                              HARTFORD
                                       HARTFORD                GLOBAL
                                    GLOBAL GROWTH            TECHNOLOGY
                                       HLS FUND               HLS FUND
                                   SUB-ACCOUNT (D)           SUB-ACCOUNT
-----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(31,172)               $(7,033)
 Net realized gain (loss) on
  security transactions                   105,820                (51,650)
 Net realized gain on
  distributions                           225,920                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             160,341                118,010
                                     ------------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                              460,909                 59,327
                                     ------------            -----------
UNIT TRANSACTIONS:
 Purchases                                  4,421                     --
 Net transfers                            (87,948)                 5,685
 Surrenders for benefit
  payments and fees                      (789,773)              (191,560)
 Net annuity transactions                      --                     --
                                     ------------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (873,300)              (185,875)
                                     ------------            -----------
 Net increase (decrease) in
  net assets                             (412,391)              (126,548)
NET ASSETS:
 Beginning of year                      2,449,492                529,139
                                     ------------            -----------
 End of year                           $2,037,101               $402,591
                                     ============            ===========

(d) Formerly Hartford Global Leaders HLS Fund. Change effective July 27, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     HARTFORD                                    HARTFORD
                                    DISCIPLINED            HARTFORD               GROWTH               HARTFORD
                                      EQUITY                GROWTH            OPPORTUNITIES           HIGH YIELD
                                     HLS FUND              HLS FUND              HLS FUND              HLS FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(6,266)             $(1,123)              $(2,704)              $25,510
 Net realized gain (loss) on
  security transactions                  15,054                1,460                 1,568                (1,291)
 Net realized gain on
  distributions                           2,877                5,467                34,151                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            45,751                5,139                 6,859               (19,577)
                                    -----------            ---------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             57,416               10,943                39,874                 4,642
                                    -----------            ---------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                  677                  127                   680                    --
 Net transfers                           27,438                4,326                47,085                12,667
 Surrenders for benefit
  payments and fees                    (168,935)             (24,618)              (41,032)              (89,188)
 Net annuity transactions                    --                   --                    --                    --
                                    -----------            ---------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (140,820)             (20,165)                6,733               (76,521)
                                    -----------            ---------            ----------            ----------
 Net increase (decrease) in
  net assets                            (83,404)              (9,222)               46,607               (71,879)
NET ASSETS:
 Beginning of year                      923,356               90,253               172,869               490,775
                                    -----------            ---------            ----------            ----------
 End of year                           $839,952              $81,031              $219,476              $418,896
                                    ===========            =========            ==========            ==========

                                                             HARTFORD               HARTFORD
                                      HARTFORD             INTERNATIONAL         INTERNATIONAL
                                       INDEX                  GROWTH             SMALL COMPANY
                                      HLS FUND               HLS FUND               HLS FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT (E)         SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(5,165)               $(5,395)                  $(7)
 Net realized gain (loss) on
  security transactions                  (51,944)                29,906                   101
 Net realized gain on
  distributions                           54,955                 73,583                34,358
 Net unrealized appreciation
  (depreciation) of
  investments during the year             63,366                 (3,166)              (19,790)
                                    ------------            -----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              61,212                 94,928                14,662
                                    ------------            -----------            ----------
UNIT TRANSACTIONS:
 Purchases                                 1,800                    932                   115
 Net transfers                          (193,804)                26,614                24,901
 Surrenders for benefit
  payments and fees                     (477,972)              (276,980)              (33,171)
 Net annuity transactions                     --                     --                    --
                                    ------------            -----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (669,976)              (249,434)               (8,155)
                                    ------------            -----------            ----------
 Net increase (decrease) in
  net assets                            (608,764)              (154,506)                6,507
NET ASSETS:
 Beginning of year                     1,553,347                562,048               208,527
                                    ------------            -----------            ----------
 End of year                            $944,583               $407,542              $215,034
                                    ============            ===========            ==========

(e) Formerly Hartford International Capital Appreciation HLS Fund. Change effective July 27, 2007.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                  HARTFORD
                                INTERNATIONAL         HARTFORD
                                OPPORTUNITIES          MIDCAP
                                  HLS FUND            HLS FUND
                                 SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $(121,404)           $(59,312)
 Net realized gain (loss) on
  security transactions               670,943             297,198
 Net realized gain on
  distributions                     1,989,956             582,191
 Net unrealized appreciation
  (depreciation) of
  investments during the year        (248,095)           (123,907)
                                -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                        2,291,400             696,170
                                -------------       -------------
UNIT TRANSACTIONS:
 Purchases                             61,607               6,000
 Net transfers                        128,047             (84,067)
 Surrenders for benefit
  payments and fees                (2,322,020)         (2,413,802)
 Net annuity transactions                (604)                 --
                                -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (2,132,970)         (2,491,869)
                                -------------       -------------
 Net increase (decrease) in
  net assets                          158,430          (1,795,699)
NET ASSETS:
 Beginning of year                 10,553,826           5,406,417
                                -------------       -------------
 End of year                      $10,712,256          $3,610,718
                                =============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                HARTFORD
                                     HARTFORD           HARTFORD                MORTGAGE               HARTFORD
                                   MIDCAP VALUE       MONEY MARKET             SECURITIES           SMALL COMPANY
                                     HLS FUND           HLS FUND                HLS FUND               HLS FUND
                                    SUB-ACCOUNT        SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(6,196)         $6,388,102               $22,900               $(182,878)
 Net realized gain (loss) on
  security transactions                  17,635                  --                (1,215)                107,340
 Net realized gain on
  distributions                          80,025                  --                    --               1,312,375
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (77,174)                (10)              (12,627)               (172,346)
                                    -----------       -------------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             14,290           6,388,092                 9,058               1,064,491
                                    -----------       -------------            ----------            ------------
UNIT TRANSACTIONS:
 Purchases                                   --          27,437,802                    --                  14,129
 Net transfers                          (20,419)        174,324,045               214,486                 (39,498)
 Surrenders for benefit
  payments and fees                    (133,527)        (99,982,404)              (54,943)             (1,912,477)
 Net annuity transactions                    --              32,604                    --                      --
                                    -----------       -------------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (153,946)        101,812,047               159,543              (1,937,846)
                                    -----------       -------------            ----------            ------------
 Net increase (decrease) in
  net assets                           (139,656)        108,200,139               168,601                (873,355)
NET ASSETS:
 Beginning of year                      529,422         163,266,318               418,977               9,451,574
                                    -----------       -------------            ----------            ------------
 End of year                           $389,766        $271,466,457              $587,578              $8,578,219
                                    ===========       =============            ==========            ============

                                                                              HARTFORD
                                     HARTFORD          HARTFORD            U.S. GOVERNMENT
                                 SMALLCAP GROWTH        STOCK                SECURITIES
                                     HLS FUND          HLS FUND               HLS FUND
                                   SUB-ACCOUNT       SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(2,490)         $(360,279)               $13,447
 Net realized gain (loss) on
  security transactions                   (365)           647,632                  1,953
 Net realized gain on
  distributions                         12,187          3,912,998                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (14,782)        (2,977,974)                 1,248
                                    ----------       ------------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                            (5,450)         1,222,377                 16,648
                                    ----------       ------------            -----------
UNIT TRANSACTIONS:
 Purchases                                 745             97,076                    471
 Net transfers                           7,838           (836,935)                23,491
 Surrenders for benefit
  payments and fees                    (27,898)        (5,291,736)              (106,652)
 Net annuity transactions                   --                 --                     --
                                    ----------       ------------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (19,315)        (6,031,595)               (82,690)
                                    ----------       ------------            -----------
 Net increase (decrease) in
  net assets                           (24,765)        (4,809,218)               (66,042)
NET ASSETS:
 Beginning of year                     176,351         30,943,820                684,350
                                    ----------       ------------            -----------
 End of year                          $151,586        $26,134,602               $618,308
                                    ==========       ============            ===========

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                                             HARTFORD
                                      HARTFORD                VALUE
                                        VALUE             OPPORTUNITIES
                                      HLS FUND               HLS FUND
                                     SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(1,548)              $(1,854)
 Net realized gain (loss) on
  security transactions                   23,752                 5,916
 Net realized gain on
  distributions                           21,296                39,370
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (26,434)              (59,949)
                                     -----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              17,066               (16,517)
                                     -----------            ----------
UNIT TRANSACTIONS:
 Purchases                                    --                   775
 Net transfers                           (22,868)              (23,900)
 Surrenders for benefit
  payments and fees                      (85,448)              (50,035)
 Net annuity transactions                     --                    --
                                     -----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (108,316)              (73,160)
                                     -----------            ----------
 Net increase (decrease) in
  net assets                             (91,250)              (89,677)
NET ASSETS:
 Beginning of year                       255,994               334,880
                                     -----------            ----------
 End of year                            $164,744              $245,203
                                     ===========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 HARTFORD
                                  EQUITY             HUNTINGTON VA            HUNTINGTON VA
                                  INCOME                 INCOME                 DIVIDEND              HUNTINGTON VA
                                 HLS FUND             EQUITY FUND             CAPTURE FUND             GROWTH FUND
                                SUB-ACCOUNT           SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                               $(8)                $(2,761)                $102,418                $(21,239)
 Net realized gain (loss)
  on security transactions           3,718                  20,387                   14,009                  15,700
 Net realized gain on
  distributions                      1,893                  70,741                  345,714                     186
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                              (2,411)               (134,852)              (1,180,471)                188,302
                                 ---------            ------------            -------------            ------------
 Net increase (decrease)
  in net assets resulting
  from operations                    3,192                 (46,485)                (718,330)                182,949
                                 ---------            ------------            -------------            ------------
UNIT TRANSACTIONS:
 Purchases                              --                 730,219                3,041,234                 851,173
 Net transfers                      39,131                 208,514                  793,085                 259,440
 Surrenders for benefit
  payments and fees                (39,873)               (252,262)                (549,070)               (163,235)
 Net annuity transactions               --                      --                       --                      --
                                 ---------            ------------            -------------            ------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions              (742)                686,471                3,285,249                 947,378
                                 ---------            ------------            -------------            ------------
 Net increase (decrease)
  in net assets                      2,450                 639,986                2,566,919               1,130,327
NET ASSETS:
 Beginning of year                  54,906               1,799,028                5,823,551                 956,569
                                 ---------            ------------            -------------            ------------
 End of year                       $57,356              $2,439,014               $8,390,470              $2,086,896
                                 =========            ============            =============            ============


                                HUNTINGTON VA           HUNTINGTON VA           HUNTINGTON VA
                                   MID CORP                  NEW                   ROTATING
                                 AMERICA FUND            ECONOMY FUND            MARKETS FUND
                                 SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
--------------------------  ----------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                             $(63,570)               $(67,704)               $(20,139)
 Net realized gain (loss)
  on security transactions             46,516                  34,482                  23,756
 Net realized gain on
  distributions                        52,384                  72,933                  81,029
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                                226,354                 308,888                  20,150
                                 ------------            ------------            ------------
 Net increase (decrease)
  in net assets resulting
  from operations                     261,684                 348,599                 104,796
                                 ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                          1,389,344               1,744,269                 655,786
 Net transfers                        273,712                 329,184                 130,484
 Surrenders for benefit
  payments and fees                  (402,783)               (229,166)               (100,065)
 Net annuity transactions                  --                      --                      --
                                 ------------            ------------            ------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions            1,260,273               1,844,287                 686,205
                                 ------------            ------------            ------------
 Net increase (decrease)
  in net assets                     1,521,957               2,192,886                 791,001
NET ASSETS:
 Beginning of year                  3,792,886               2,915,666               1,387,064
                                 ------------            ------------            ------------
 End of year                       $5,314,843              $5,108,552              $2,178,065
                                 ============            ============            ============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                    HUNTINGTON VA
                                    INTERNATIONAL           HUNTINGTON VA
                                     EQUITY FUND            MACRO 100 FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(41,518)               $(15,815)
 Net realized gain (loss) on
  security transactions                     3,063                   3,296
 Net realized gain on
  distributions                             4,358                 199,643
 Net unrealized appreciation
  (depreciation) of
  investments during the year             317,622                (254,699)
                                     ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                              283,525                 (67,575)
                                     ------------            ------------
UNIT TRANSACTIONS:
 Purchases                              2,052,768                 538,571
 Net transfers                            887,979                 107,313
 Surrenders for benefit
  payments and fees                      (166,022)               (130,405)
 Net annuity transactions                      --                      --
                                     ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     2,774,725                 515,479
                                     ------------            ------------
 Net increase (decrease) in
  net assets                            3,058,250                 447,904
NET ASSETS:
 Beginning of year                      1,140,989                 903,540
                                     ------------            ------------
 End of year                           $4,199,239              $1,351,444
                                     ============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  HUNTINGTON VA         HUNTINGTON VA
                                     MORTGAGE            SITUS SMALL             MFS CORE            MFS EMERGING
                                 SECURITIES FUND           CAP FUND           EQUITY SERIES         GROWTH SERIES
                                   SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT (F)         SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $4,301              $(65,719)            $(196,065)            $(330,766)
 Net realized gain (loss) on
  security transactions                     138                 6,736               114,392            (1,075,281)
 Net realized gain on
  distributions                             273               301,070                    --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            25,937                39,284             1,395,286             4,604,082
                                   ------------          ------------          ------------          ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             30,649               281,371             1,313,613             3,198,035
                                   ------------          ------------          ------------          ------------
UNIT TRANSACTIONS:
 Purchases                              851,322             2,212,792               135,052             1,443,310
 Net transfers                          350,074               444,097              (782,736)            2,509,484
 Surrenders for benefit
  payments and fees                     (97,292)             (302,663)           (2,503,095)           (2,301,773)
 Net annuity transactions                    --                    --                    --                    --
                                   ------------          ------------          ------------          ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   1,104,104             2,354,226            (3,150,779)            1,651,021
                                   ------------          ------------          ------------          ------------
 Net increase (decrease) in
  net assets                          1,134,753             2,635,597            (1,837,166)            4,849,056
NET ASSETS:
 Beginning of year                      654,181             3,107,920            14,345,462            17,986,994
                                   ------------          ------------          ------------          ------------
 End of year                         $1,788,934            $5,743,517           $12,508,296           $22,836,050
                                   ============          ============          ============          ============

                                                                           MFS INVESTORS
                                MFS GLOBAL              MFS HIGH               GROWTH
                               EQUITY SERIES         INCOME SERIES          STOCK SERIES
                                SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $22,461             $4,304,276             $(359,130)
 Net realized gain (loss) on
  security transactions             299,322                (24,645)              300,947
 Net realized gain on
  distributions                     691,552                     --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (278,979)            (4,370,989)            2,367,727
                               ------------           ------------          ------------
 Net increase (decrease) in
  net assets resulting from
  operations                        734,356                (91,358)            2,309,544
                               ------------           ------------          ------------
UNIT TRANSACTIONS:
 Purchases                        1,028,628              5,264,747               945,203
 Net transfers                     (587,259)             1,092,820            (2,198,200)
 Surrenders for benefit
  payments and fees              (1,200,118)            (7,402,038)           (2,959,869)
 Net annuity transactions                --                 (8,035)               (1,168)
                               ------------           ------------          ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (758,749)            (1,052,506)           (4,214,034)
                               ------------           ------------          ------------
 Net increase (decrease) in
  net assets                        (24,393)            (1,143,864)           (1,904,490)
NET ASSETS:
 Beginning of year               10,733,651             82,023,478            26,105,754
                               ------------           ------------          ------------
 End of year                    $10,709,258            $80,879,614           $24,201,264
                               ============           ============          ============

(f)  Formerly MFS Capital Opportunities Series. Change effective May 1, 2007.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                MFS INVESTORS              MFS MID CAP
                                 TRUST SERIES             GROWTH SERIES
                                 SUB-ACCOUNT               SUB-ACCOUNT
----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $(1,660,403)               $(694,560)
 Net realized gain (loss) on
  security transactions                903,480                1,035,528
 Net realized gain on
  distributions                      1,364,134                1,530,503
 Net unrealized appreciation
  (depreciation) of
  investments during the year       12,498,845                1,301,880
                                --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                        13,106,056                3,173,351
                                --------------            -------------
UNIT TRANSACTIONS:
 Purchases                          24,879,409                1,308,605
 Net transfers                       7,527,705               (3,142,948)
 Surrenders for benefit
  payments and fees                (12,728,747)              (2,793,753)
 Net annuity transactions               (5,082)                      --
                                --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 19,673,285               (4,628,096)
                                --------------            -------------
 Net increase (decrease) in
  net assets                        32,779,341               (1,454,745)
NET ASSETS:
 Beginning of year                 147,797,096               41,556,832
                                --------------            -------------
 End of year                      $180,576,437              $40,102,087
                                ==============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                       MFS NEW             MFS TOTAL            MFS VALUE              MFS RESEARCH
                                   DISCOVERY SERIES      RETURN SERIES           SERIES                 BOND SERIES
                                     SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT              SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(1,937,168)          $3,504,933           $(593,374)                $128,989
 Net realized gain (loss) on
  security transactions                    408,724            1,573,542             242,714                   18,853
 Net realized gain on
  distributions                          7,259,998           12,250,570             925,336                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (5,756,874)          (6,817,988)          2,463,723                  338,722
                                    --------------       --------------       -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                               (25,320)          10,511,057           3,038,399                  486,564
                                    --------------       --------------       -------------            -------------
UNIT TRANSACTIONS:
 Purchases                              15,058,060           75,398,526          18,978,767                8,414,225
 Net transfers                             853,105           26,817,075          10,747,299               10,521,556
 Surrenders for benefit
  payments and fees                     (7,451,264)         (37,979,800)         (6,715,753)              (1,827,395)
 Net annuity transactions                   (2,318)             (52,322)              1,290                       --
                                    --------------       --------------       -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      8,457,583           64,183,479          23,011,603               17,108,386
                                    --------------       --------------       -------------            -------------
 Net increase (decrease) in
  net assets                             8,432,263           74,694,536          26,050,002               17,594,950
NET ASSETS:
 Beginning of year                      96,615,291          470,084,945          50,753,521               11,129,365
                                    --------------       --------------       -------------            -------------
 End of year                          $105,047,554         $544,779,481         $76,803,523              $28,724,315
                                    ==============       ==============       =============            =============

                                                                                     BLACKROCK
                                    MFS RESEARCH             MFS RESEARCH              GLOBAL
                                INTERNATIONAL SERIES            SERIES            GROWTH V.I. FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(209,750)               $(30,014)              $(2,637)
 Net realized gain (loss) on
  security transactions                    38,503                  11,061                 2,572
 Net realized gain on
  distributions                            96,970                      --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           1,070,746                 228,404                83,460
                                    -------------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              996,469                 209,451                83,395
                                    -------------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                              7,705,374               1,138,566                    --
 Net transfers                          4,706,847                 974,595                (1,800)
 Surrenders for benefit
  payments and fees                      (507,779)                (67,497)                   (1)
 Net annuity transactions                      --                      --                    --
                                    -------------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    11,904,442               2,045,664                (1,801)
                                    -------------            ------------            ----------
 Net increase (decrease) in
  net assets                           12,900,911               2,255,115                81,594
NET ASSETS:
 Beginning of year                      7,356,189               1,495,769               244,810
                                    -------------            ------------            ----------
 End of year                          $20,257,100              $3,750,884              $326,404
                                    =============            ============            ==========

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                      BLACKROCK           INTERNATIONAL
                                      LARGE CAP              GROWTH
                                  GROWTH V.I. FUND         EQUITY FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT (G)
--------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(14,862)               $(363)
 Net realized gain (loss) on
  security transactions                   79,028                   18
 Net realized gain on
  distributions                               --                1,309
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (9,453)                (422)
                                     -----------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                              54,713                  542
                                     -----------            ---------
UNIT TRANSACTIONS:
 Purchases                                26,968               54,954
 Net transfers                            11,364                7,782
 Surrenders for benefit
  payments and fees                     (175,821)                   1
 Net annuity transactions                     --                   --
                                     -----------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (137,489)              62,737
                                     -----------            ---------
 Net increase (decrease) in
  net assets                             (82,776)              63,279
NET ASSETS:
 Beginning of year                       947,734                   --
                                     -----------            ---------
 End of year                            $864,958              $63,279
                                     ===========            =========

(g)  Funded as of February 8, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  U.S. MID CAP            CAPITAL             DEVELOPING            FLEXIBLE
                                      VALUE            OPPORTUNITIES            GROWTH               INCOME
                                   SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(325)              $(1,785)               $(123)              $2,174
 Net realized gain (loss) on
  security transactions                    14                   420                    6                    1
 Net realized gain on
  distributions                         4,145                    --                   --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (3,639)               15,175                1,839               (1,286)
                                    ---------            ----------            ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                              195                13,810                1,722                  889
                                    ---------            ----------            ---------            ---------
UNIT TRANSACTIONS:
 Purchases                             29,229               116,021                1,800               28,000
 Net transfers                          2,518                47,269                2,021               50,584
 Surrenders for benefit
  payments and fees                        --                  (112)                 (32)                  (1)
 Net annuity transactions                  --                    --                   --                   --
                                    ---------            ----------            ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    31,747               163,178                3,789               78,583
                                    ---------            ----------            ---------            ---------
 Net increase (decrease) in
  net assets                           31,942               176,988                5,511               79,472
NET ASSETS:
 Beginning of year                      9,559                16,204                6,516               15,128
                                    ---------            ----------            ---------            ---------
 End of year                          $41,501              $193,192              $12,027              $94,600
                                    =========            ==========            =========            =========

                                                                                    COLUMBIA MARSICO
                                                                                      INTERNATIONAL
                                        DIVIDEND                                      OPPORTUNITIES
                                         GROWTH                GLOBAL EQUITY             FUND VS
                                     SUB-ACCOUNT (G)          SUB-ACCOUNT (G)          SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)               $(30)                    $(65)                $(776,002)
 Net realized gain (loss) on
  security transactions                        1                        4                 3,553,710
 Net realized gain on
  distributions                               --                      723                 1,559,685
 Net unrealized appreciation
  (depreciation) of
  investments during the year                 75                      (30)                1,912,729
                                         -------                  -------             -------------
 Net increase (decrease) in
  net assets resulting from
  operations                                  46                      632                 6,250,122
                                         -------                  -------             -------------
UNIT TRANSACTIONS:
 Purchases                                    --                       --                   160,030
 Net transfers                             7,737                    7,709                (2,289,310)
 Surrenders for benefit
  payments and fees                           --                       --                (6,362,524)
 Net annuity transactions                     --                       --                   (27,435)
                                         -------                  -------             -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                        7,737                    7,709                (8,519,239)
                                         -------                  -------             -------------
 Net increase (decrease) in
  net assets                               7,783                    8,341                (2,269,117)
NET ASSETS:
 Beginning of year                            --                       --                40,308,087
                                         -------                  -------             -------------
 End of year                              $7,783                   $8,341               $38,038,970
                                         =======                  =======             =============

(g)  Funded as of February 8, 2007.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                  COLUMBIA             COLUMBIA MARSICO
                                 HIGH YIELD            FOCUSED EQUITIES
                                   FUND VS                  FUND VS
                                 SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $794,048                $(565,768)
 Net realized gain (loss) on
  security transactions               463,716                2,462,633
 Net realized gain on
  distributions                            --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (1,279,100)               1,284,808
                                -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                          (21,336)               3,181,673
                                -------------            -------------
UNIT TRANSACTIONS:
 Purchases                            125,312                  190,058
 Net transfers                       (207,048)                (778,024)
 Surrenders for benefit
  payments and fees                (4,944,868)              (4,630,896)
 Net annuity transactions                  --                  (39,037)
                                -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (5,026,604)              (5,257,899)
                                -------------            -------------
 Net increase (decrease) in
  net assets                       (5,047,940)              (2,076,226)
NET ASSETS:
 Beginning of year                 28,836,413               30,381,566
                                -------------            -------------
 End of year                      $23,788,473              $28,305,340
                                =============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                                 JPMORGAN
                                  COLUMBIA MARSICO         COLUMBIA MARSICO         COLUMBIA MARSICO         INSURANCE TRUST
                                       GROWTH                21ST CENTURY             MIDCAP GROWTH              BALANCED
                                       FUND VS                  FUND VS                  FUND VS              PORTFOLIO - 1
                                     SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(522,795)               $(139,350)               $(664,992)                $21,118
 Net realized gain (loss) on
  security transactions                 1,823,943                  175,966                1,049,981                  18,612
 Net realized gain on
  distributions                                --                  457,562                6,413,660                   9,280
 Net unrealized appreciation
  (depreciation) of
  investments during the year           2,393,240                  906,613               (1,358,335)                 18,900
                                    -------------            -------------            -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            3,694,388                1,400,791                5,440,314                  67,910
                                    -------------            -------------            -------------            ------------
UNIT TRANSACTIONS:
 Purchases                                149,207                   31,034                  208,263                  99,917
 Net transfers                         (1,378,756)                 702,429               (1,917,309)                138,615
 Surrenders for benefit
  payments and fees                    (4,704,596)              (1,260,183)              (5,656,651)               (206,386)
 Net annuity transactions                      --                       --                       --                      --
                                    -------------            -------------            -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (5,934,145)                (526,720)              (7,365,697)                 32,146
                                    -------------            -------------            -------------            ------------
 Net increase (decrease) in
  net assets                           (2,239,757)                 874,071               (1,925,383)                100,056
NET ASSETS:
 Beginning of year                     27,165,356                8,365,881               34,169,377               1,646,833
                                    -------------            -------------            -------------            ------------
 End of year                          $24,925,599               $9,239,952              $32,243,994              $1,746,889
                                    =============            =============            =============            ============

                                      JPMORGAN                 JPMORGAN                 JPMORGAN
                                   INSURANCE TRUST          INSURANCE TRUST          INSURANCE TRUST
                                      CORE BOND           DIVERSIFIED EQUITY        INTREPID MID CAP
                                    PORTFOLIO - 1            PORTFOLIO - 1            PORTFOLIO - 1
                                     SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $1,385,053                 $(70,471)                $(98,927)
 Net realized gain (loss) on
  security transactions                     8,792                   33,808                   (3,049)
 Net realized gain on
  distributions                                --                  484,553                  591,424
 Net unrealized appreciation
  (depreciation) of
  investments during the year             929,109                  471,689                 (623,558)
                                    -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            2,322,954                  919,579                 (134,110)
                                    -------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                              7,562,645                1,354,991                2,406,776
 Net transfers                          9,669,206                  107,553                2,791,022
 Surrenders for benefit
  payments and fees                    (2,513,238)                (508,410)                (376,224)
 Net annuity transactions                      --                       --                       --
                                    -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    14,718,613                  954,134                4,821,574
                                    -------------            -------------            -------------
 Net increase (decrease) in
  net assets                           17,041,567                1,873,713                4,687,464
NET ASSETS:
 Beginning of year                     39,591,067                9,872,290                5,885,468
                                    -------------            -------------            -------------
 End of year                          $56,632,634              $11,746,003              $10,572,932
                                    =============            =============            =============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                       JPMORGAN                 JPMORGAN
                                    INSURANCE TRUST          INSURANCE TRUST
                                     EQUITY INDEX            GOVERNMENT BOND
                                     PORTFOLIO - 1            PORTFOLIO - 1
                                      SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(104,087)                $613,607
 Net realized gain (loss) on
  security transactions                     24,880                    1,364
 Net realized gain on
  distributions                                 --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            1,245,495                  532,443
                                     -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             1,166,288                1,147,414
                                     -------------            -------------
UNIT TRANSACTIONS:
 Purchases                               6,056,108                2,814,380
 Net transfers                           3,237,110                3,723,385
 Surrenders for benefit
  payments and fees                     (1,940,607)                (992,457)
 Net annuity transactions                       --                       --
                                     -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      7,352,611                5,545,308
                                     -------------            -------------
 Net increase (decrease) in
  net assets                             8,518,899                6,692,722
NET ASSETS:
 Beginning of year                      34,248,560               15,768,072
                                     -------------            -------------
 End of year                           $42,767,459              $22,460,794
                                     =============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                              JPMORGAN                 JPMORGAN
                                      JPMORGAN             INSURANCE TRUST          INSURANCE TRUST
                                  INSURANCE TRUST            DIVERSIFIED              DIVERSIFIED           JENNISON 20/20
                                  INTREPID GROWTH          MID CAP GROWTH            MID CAP VALUE              FOCUS
                                   PORTFOLIO - 1            PORTFOLIO - 1            PORTFOLIO - 1            PORTFOLIO
                                    SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(12,357)               $(229,764)                 $25,215               $(5,437)
 Net realized gain (loss) on
  security transactions                      824                   66,569                   22,996                10,387
 Net realized gain on
  distributions                               --                2,225,004                5,003,545                34,802
 Net unrealized appreciation
  (depreciation) of
  investments during the year             64,005                 (114,896)              (5,141,397)              (13,114)
                                    ------------            -------------            -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              52,472                1,946,913                  (89,641)               26,638
                                    ------------            -------------            -------------            ----------
UNIT TRANSACTIONS:
 Purchases                               857,148                1,356,802                  417,282                   920
 Net transfers                           733,390                  205,543                 (134,437)               62,911
 Surrenders for benefit
  payments and fees                      (42,657)                (791,306)                (544,952)              (24,206)
 Net annuity transactions                     --                       --                       --                    --
                                    ------------            -------------            -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    1,547,881                  771,039                 (262,107)               39,625
                                    ------------            -------------            -------------            ----------
 Net increase (decrease) in
  net assets                           1,600,353                2,717,952                 (351,748)               66,263
NET ASSETS:
 Beginning of year                       251,987               12,211,142               11,038,250               311,417
                                    ------------            -------------            -------------            ----------
 End of year                          $1,852,340              $14,929,094              $10,686,502              $377,680
                                    ============            =============            =============            ==========


                                                                                PRUDENTIAL
                                                           PRUDENTIAL             SERIES
                                     JENNISON                VALUE             INTERNATIONAL
                                     PORTFOLIO             PORTFOLIO              GROWTH
                                    SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT (H)
-----------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(11,101)              $(1,833)               $(331)
 Net realized gain (loss) on
  security transactions                  29,770                 5,603                4,200
 Net realized gain on
  distributions                              --                29,859                1,617
 Net unrealized appreciation
  (depreciation) of
  investments during the year            44,325               (30,952)              (1,159)
                                    -----------            ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                             62,994                 2,677                4,327
                                    -----------            ----------            ---------
UNIT TRANSACTIONS:
 Purchases                                   --                    --                   --
 Net transfers                          (86,048)               10,976              (17,302)
 Surrenders for benefit
  payments and fees                     (53,530)               (4,971)              (3,040)
 Net annuity transactions                    --                    --                   --
                                    -----------            ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (139,578)                6,005              (20,342)
                                    -----------            ----------            ---------
 Net increase (decrease) in
  net assets                            (76,584)                8,682              (16,015)
NET ASSETS:
 Beginning of year                      720,561               244,245               24,944
                                    -----------            ----------            ---------
 End of year                           $643,977              $252,927               $8,929
                                    ===========            ==========            =========

(h) Formerly SP William Blair International Growth Portfolio. Change effective January 31, 2007.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                      LEGG MASON               LEGG MASON
                                   PARTNERS VARIABLE       PARTNERS VARIABLE
                                  CAPITAL AND INCOME       FUNDAMENTAL VALUE
                                       PORTFOLIO               PORTFOLIO
                                 SUB-ACCOUNT (I)(J)(K)     SUB-ACCOUNT (K)(L)
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $2,711                    $(850)
 Net realized gain (loss) on
  security transactions                    57,303                  618,389
 Net realized gain on
  distributions                            58,930                  267,653
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (107,835)                (869,529)
                                      -----------             ------------
 Net increase (decrease) in
  net assets resulting from
  operations                               11,109                   15,663
                                      -----------             ------------
UNIT TRANSACTIONS:
 Purchases                                 10,862                      840
 Net transfers                              8,758                  (29,118)
 Surrenders for benefit
  payments and fees                       (41,353)                (600,586)
 Net annuity transactions                      --                       --
                                      -----------             ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       (21,733)                (628,864)
                                      -----------             ------------
 Net increase (decrease) in
  net assets                              (10,624)                (613,201)
NET ASSETS:
 Beginning of year                        360,452                2,975,509
                                      -----------             ------------
 End of year                             $349,828               $2,362,308
                                      ===========             ============

(i) Effective April 27, 2007, Legg Mason Partners Variable Total Return Portfolio merged with Legg Mason Partners Variable Multiple Discipline Portfolio -- Balanced All Cap Growth and Value.

(j) Formerly Legg Mason Partners Variable Multiple Discipline Portfolio -- Balanced All Cap Growth and Value. Change effective April 27, 2007.

(k) From inception May 1, 2007 to December 31, 2007.

(l) Effective April 28, 2007, Legg Mason Partners Variable All Cap Portfolio merged with Legg Mason Partners Variable Fundamental Value Portfolio.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    LEGG MASON
                                 PARTNERS VARIABLE         LEGG MASON
                                    GLOBAL HIGH         PARTNERS VARIABLE
                                    YIELD BOND              INVESTORS             GROWTH AND
                                     PORTFOLIO              PORTFOLIO               INCOME               COMSTOCK
                                    SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $7,783                $(2,232)              $(2,657)              $(4,566)
 Net realized gain (loss) on
  security transactions                  11,225                 20,114                   (11)                   79
 Net realized gain on
  distributions                             701                 24,216                 2,949                 4,112
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (19,865)               (15,669)               (9,833)              (29,662)
                                    -----------            -----------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                               (156)                26,429                (9,552)              (30,037)
                                    -----------            -----------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                   --                  2,580               248,983               357,277
 Net transfers                          (23,602)                22,059                99,848                30,696
 Surrenders for benefit
  payments and fees                     (89,317)              (125,741)                 (962)               (3,023)
 Net annuity transactions                    --                     --                    --                    --
                                    -----------            -----------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (112,919)              (101,102)              347,869               384,950
                                    -----------            -----------            ----------            ----------
 Net increase (decrease) in
  net assets                           (113,075)               (74,673)              338,317               354,913
NET ASSETS:
 Beginning of year                      251,640                964,766                53,185               157,714
                                    -----------            -----------            ----------            ----------
 End of year                           $138,565               $890,093              $391,502              $512,627
                                    ===========            ===========            ==========            ==========


                                   WELLS FARGO         WELLS FARGO         WELLS FARGO
                                  ADVANTAGE VT        ADVANTAGE VT        ADVANTAGE VT
                                      ASSET           TOTAL RETURN           EQUITY
                                 ALLOCATION FUND        BOND FUND          INCOME FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $55               $269                  $(3)
 Net realized gain (loss) on
  security transactions                     1                 --                  (20)
 Net realized gain on
  distributions                           210                 --                2,116
 Net unrealized appreciation
  (depreciation) of
  investments during the year             468                120               (1,714)
                                    ---------            -------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                              734                389                  379
                                    ---------            -------            ---------
UNIT TRANSACTIONS:
 Purchases                                 --                 --                   --
 Net transfers                             --                 --                  292
 Surrenders for benefit
  payments and fees                        --                  1                 (505)
 Net annuity transactions                  --                 --                   --
                                    ---------            -------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                        --                  1                 (213)
                                    ---------            -------            ---------
 Net increase (decrease) in
  net assets                              734                390                  166
NET ASSETS:
 Beginning of year                     13,050              8,183               31,073
                                    ---------            -------            ---------
 End of year                          $13,784             $8,573              $31,239
                                    =========            =======            =========

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2007

-------------------------------------------------------------------------------

                                    WELLS FARGO          WELLS FARGO
                                   ADVANTAGE VT         ADVANTAGE VT
                                   C&B LARGE CAP        INTERNATIONAL
                                    VALUE FUND            CORE FUND
                                  SUB-ACCOUNT (M)        SUB-ACCOUNT
------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $11                 $(200)
 Net realized gain (loss) on
  security transactions                    --                    83
 Net realized gain on
  distributions                            --                   775
 Net unrealized appreciation
  (depreciation) of
  investments during the year              (6)                  419
                                      -------             ---------
 Net increase (decrease) in
  net assets resulting from
  operations                                5                 1,077
                                      -------             ---------
UNIT TRANSACTIONS:
 Purchases                              6,255                    --
 Net transfers                             --                  (407)
 Surrenders for benefit
  payments and fees                        --                    (7)
 Net annuity transactions                  --                    --
                                      -------             ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     6,255                  (414)
                                      -------             ---------
 Net increase (decrease) in
  net assets                            6,260                   663
NET ASSETS:
 Beginning of year                         --                10,340
                                      -------             ---------
 End of year                           $6,260               $11,003
                                      =======             =========

(m) Funded as of November 27, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   WELLS FARGO          WELLS FARGO
                                  ADVANTAGE VT         ADVANTAGE VT          STI CLASSIC VT
                                  LARGE COMPANY          SMALL CAP          LARGE CAP GROWTH
                                   GROWTH FUND          GROWTH FUND            STOCK FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT (N)
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(161)                $(127)               $(122,527)
 Net realized gain (loss) on
  security transactions                   47                   169                  150,978
 Net realized gain on
  distributions                           --                   984                  441,166
 Net unrealized appreciation
  (depreciation) of
  investments during the year            602                  (209)                 458,970
                                     -------             ---------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             488                   817                  928,587
                                     -------             ---------            -------------
UNIT TRANSACTIONS:
 Purchases                                --                 3,649                  507,736
 Net transfers                            12                  (807)                 (23,231)
 Surrenders for benefit
  payments and fees                       (6)                   (5)              (1,046,945)
 Net annuity transactions                 --                    --                       --
                                     -------             ---------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                        6                 2,837                 (562,440)
                                     -------             ---------            -------------
 Net increase (decrease) in
  net assets                             494                 3,654                  366,147
NET ASSETS:
 Beginning of year                     8,154                 6,553                7,164,974
                                     -------             ---------            -------------
 End of year                          $8,648               $10,207               $7,531,121
                                     =======             =========            =============


                                   STI CLASSIC VT          STI CLASSIC VT          STI CLASSIC VT
                                   LARGE CAP CORE           MID-CAP CORE          LARGE CAP VALUE
                                    EQUITY FUND             EQUITY FUND             EQUITY FUND
                                  SUB-ACCOUNT (O)         SUB-ACCOUNT (P)           SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(16,699)               $(36,530)               $(18,910)
 Net realized gain (loss) on
  security transactions                  155,977                  38,293                  65,320
 Net realized gain on
  distributions                          120,990                 302,511                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (268,742)               (250,139)                (10,078)
                                    ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                              (8,474)                 54,135                  36,332
                                    ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                               128,762                  66,953               1,040,462
 Net transfers                             2,095                 (11,400)                421,767
 Surrenders for benefit
  payments and fees                     (537,769)               (127,652)               (553,933)
 Net annuity transactions                     --                      --                      --
                                    ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (406,912)                (72,099)                908,296
                                    ------------            ------------            ------------
 Net increase (decrease) in
  net assets                            (415,386)                (17,964)                944,628
NET ASSETS:
 Beginning of year                     1,919,438               1,885,229               4,348,367
                                    ------------            ------------            ------------
 End of year                          $1,504,052              $1,867,265              $5,292,995
                                    ============            ============            ============

(n) Formerly STI Classic VT Capital Appreciation Fund. Change effective May 31, 2007.

(o) Formerly STI Classic VT Large Cap Relative Value Fund. Change effective May 31, 2007.

(p) Formerly STI Classic VT Mid-Cap Equity Fund. Change effective May 31, 2007.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

-------------------------------------------------------------------------------

1.     ORGANIZATION:

    Separate Account Seven (the "Account") is a separate investment account within Hartford Life Insurance Company (the "Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contract owners of the Company in various mutual funds (the "Funds") as directed by the contract owners.

    The Account invests in the following sub-accounts (collectively, the "Sub-Accounts"): the AllianceBernstein VPS Balanced Wealth Strategy Portfolio, AllianceBernstein VPS International Value Portfolio, AllianceBernstein VPS Small/Mid-Cap Value Portfolio, AllianceBernstein VPS Value Portfolio, AllianceBernstein VPS International Growth Portfolio, AIM V.I. Basic Value Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Core Equity Fund, AIM V.I. Government Securities Fund, AIM V.I. High Yield Fund, AIM V.I. International Growth Fund, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Small Cap Equity Fund, AIM V.I. Large Cap Growth Fund, AIM V.I. Capital Development Fund, American Funds Global Bond Fund, American Funds Global Growth and Income Fund, American Funds Asset Allocation Fund, American Funds Blue Chip Income and Growth Fund, American Funds Bond Fund, American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, American Funds New World Fund, American Funds Global Small Capitalization Fund, BB&T Mid Cap Growth VIF, BB&T Capital Manager Equity VIF, BB&T Large Cap VIF, BB&T Special Opportunities Equity VIF, BB&T Total Return Bond VIF, Columbia Asset Allocation VS Fund, Columbia Small Company Growth VS Fund , Columbia Large Cap Value VS Fund, Evergreen VA Diversified Capital Builder Fund, Evergreen VA Growth Fund, Evergreen VA International Equity Fund, Evergreen VA Omega Fund, Evergreen VA Special Values Fund, Evergreen VA Fundamental Large Cap Fund, Fidelity VIP Growth Portfolio, Fidelity VIP Contrafund(R) Portfolio, Fidelity VIP Mid Cap Portfolio, Fidelity VIP Value Strategies Portfolio, Fidelity VIP Dynamic Capital Appreciation Portfolio, Franklin Rising Dividends Securities Fund, Franklin Income Securities Fund, Franklin Large Cap Growth Securities Fund, Franklin Global Real Estate Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin Small Cap Value Securities Fund, Franklin Strategic Income Securities Fund, Mutual Shares Securities Fund, Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund, Templeton Global Asset Allocation Fund, Templeton Growth Securities Fund, Mutual Discovery Securities Fund, Franklin Flex Cap Growth Securities Fund, Franklin Large Cap Value Securities Fund, Templeton Global Income Securities Fund, Hartford Advisers HLS Fund, Hartford LargeCap Growth HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Equity HLS Fund, Hartford Global Health HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Small Company HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap Growth HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford SmallCap Value HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, Hartford Value Opportunities HLS Fund, Hartford Equity Income HLS Fund, American Funds Asset Allocation HLS Fund, American Funds Blue Chip Income and Growth HLS Fund, American Funds Bond HLS Fund, American Funds Global Bond HLS Fund, American Funds Global Growth and Income HLS Fund, American Funds Global Growth HLS Fund, American Funds Global Small Capitalization HLS Fund, American Funds Growth HLS Fund, American Funds Growth-Income HLS Fund, American Funds International HLS Fund, American Funds New World HLS Fund, Huntington VA Income Equity Fund, Huntington VA Dividend Capture Fund, Huntington VA Growth Fund, Huntington VA Mid Corp America Fund, Huntington VA New Economy Fund, Huntington VA Rotating Markets Fund, Huntington VA International Equity Fund, Huntington VA Macro 100 Fund, Huntington VA Mortgage Securities Fund, Huntington VA Situs Fund, Lord Abbett America's Value Portfolio, Lord Abbett Bond-Debenture Portfolio, Lord Abbett Growth and Income Portfolio, MFS(R) Core Equity Series, MFS(R) Growth Series, MFS(R) Global Equity Series, MFS(R) High Income Series, MFS(R) Investors Growth Stock Series, MFS(R) Investors Trust Series, MFS(R) Mid Cap Growth Series, MFS(R) New Discovery Series, MFS(R) Total Return Series, MFS(R) Value

-------------------------------------------------------------------------------

    Series, MFS(R) Research Bond Series, MFS(R) Research International Series, MFS(R) Research Series, BlackRock Global Growth V.I. Fund, BlackRock Large Cap Growth V.I. Fund, Van Kampen -- UIF International Growth Equity Portfolio, Van Kampen -- UIF Mid Cap Growth Portfolio, Van Kampen -- UIF U.S. Mid Cap Value Portfolio, Morgan Stanley -- Focus Growth Portfolio, Morgan Stanley -- Capital Opportunities Portfolio, Morgan Stanley -- Mid Cap Growth Portfolio, Morgan Stanley --Flexible Income Portfolio, Morgan Stanley -- Dividend Growth Portfolio, Morgan Stanley -- Global Equity Portfolio, MTB Large Cap Growth Fund II, MTB Large Cap Value Fund II, MTB Moderate Growth Fund II, Columbia Marsico International Opportunities VS Fund, Columbia High Yield VS Fund, Columbia Marsico Focused Equities VS Fund, Columbia Marsico Growth VS Fund, Columbia Marsico 21st Century VS Fund, Columbia Marsico Midcap Growth VS Fund, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer Main Street Fund(R)/VA, Oppenheimer Main Street Small Cap Fund(R)/VA, Oppenheimer Value Fund/VA, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT International Growth and Income Fund, Putnam VT International Equity Fund, Putnam VT Small Cap Value Fund, JPMorgan Insurance Trust Balanced Portfolio
    - 1, JPMorgan Insurance Trust Core Bond Portfolio - 1, JPMorgan Insurance Trust Diversified Equity Portfolio - 1, JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - 1, JPMorgan Insurance Trust Equity Index Portfolio - 1, JPMorgan Insurance Trust Government Bond Portfolio - 1, JPMorgan Insurance Trust Intrepid Growth Portfolio - 1, JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio - 1, JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio - 1, Jennison 20/20 Focus Portfolio, Jennison Portfolio, Prudential Value Portfolio, Prudential Series International Growth, Legg Mason Partners Variable Capital and Income Portfolio, Legg Mason Partners Variable Fundamental Value Portfolio, Legg Mason Partners Variable Global High Yield Bond Portfolio, Legg Mason Partners Variable Investors Portfolio, Van Kampen LIT Growth and Income Portfolio, Van Kampen LIT Comstock Portfolio, Wells Fargo Advantage VT Asset Allocation Fund, Wells Fargo Advantage VT Total Return Bond Fund, Wells Fargo Advantage VT Equity Income Fund, Wells Fargo Advantage VT C&B Large Cap Value Fund, Wells Fargo Advantage VT International Core Fund, Wells Fargo Advantage VT Large Company Growth Fund, Wells Fargo Advantage VT Small Cap Growth Fund, Wells Fargo Advantage VT Discovery Fund, RidgeWorth Variable Trust Large Cap Growth Stock Fund, RidgeWorth Variable Trust Large Cap Core Equity Fund, RidgeWorth Variable Trust Mid-Cap Core Equity Fund, and RidgeWorth Variable Trust Large Cap Value Equity Fund.

2.     SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America:

       a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the last in, first out method. Dividend and net realized gain on distributions income is accrued as of the ex-dividend date. Net realized gain on distributions income represents dividends from the Funds, which are characterized as capital gains under tax regulations.

       b) SECURITY VALUATION -- The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 2008.

       c) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

       d) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

       e) USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

       f) MORTALITY RISK -- Net assets allocated to contracts in the annuity period are computed according to the 1983a Individual Annuitant Mortality Table and the Annuity 2000 Table. The Mortality Risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

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       Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

       g) FAIR VALUE MEASUREMENTS -- On January 1, 2008, the Account adopted Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements" ("SFAS 157"). For financial statement elements currently required to be measured at fair value, SFAS 157 redefines fair value, establishes a framework for measuring fair value under U.S. GAAP, establishes a hierarchy based on the level of observable inputs used to measure fair value and enhances disclosures about fair value measurements. The new definition of fair value focuses on the price that would be received to sell the asset or paid to transfer the liability regardless of whether an observable liquid market price existed (an exit price).

       The following section applies the SFAS 157 fair value hierarchy and disclosure requirements to the Account's financial instruments that are carried at fair value. SFAS 157 establishes a fair value hierarchy that prioritizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2, and 3).

       LEVEL 1: Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open ended management investment companies ("mutual funds").

       LEVEL 2: Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Most debt securities and some preferred stocks are model priced by vendors using observable inputs and are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including interest rate, foreign currency and certain credit swap contracts.

       LEVEL 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Level 3 securities include less liquid securities such as highly structured and/or lower quality asset-backed securities ("ABS") and commercial mortgage-backed securities ("CMBS"), including ABS backed by sub-prime loans, and private placement debt and equity securities. Embedded derivatives and complex derivatives securities, including equity derivatives, longer dated interest rate swaps and certain complex credit derivatives are also included in Level 3. Because Level 3 fair values, by their nature, contain unobservable market inputs as there is no observable market for these assets and liabilities, considerable judgment is used to determine the SFAS 157 Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

       The adoption of SFAS 157 did not have a material impact on the results of the Account. As of December 31, 2008, the Account invests in mutual funds which are carried at fair value and represent Level 1 investments under the SFAS 157 hierarchy levels. There were no Level 2 or Level 3 investments in the Account.

       h) ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES, AN INTERPRETATION OF FASB STATEMENT NO. 109 -- In July 2006, the FASB released "Accounting for Uncertainty in Income Taxes" ("FIN 48") to clarify accounting for income taxes recognized in the financial statements in accordance with FASB 109, "Accounting for Income Taxes." FIN 48 is effective for fiscal years beginning after December 15, 2006 and prescribes a comprehensive model for how an entity should recognize, measure, present and disclose in its financial statements uncertain tax positions that the entity has taken or expects to take on a tax return. Upon adoption, as of the first quarter of 2007, FIN 48 did not have an effect on the Account's financial condition.

3.     ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    Certain amounts are deducted from the contracts as described below:

       a) MORTALITY AND EXPENSE RISK CHARGES -- The Company will make deductions at a maximum annual rate of 1.55% of the contract's value for the mortality and expense risks which the company undertakes.

       b) TAX EXPENSE CHARGE -- If applicable, the Company will make deductions at a maximum rate of 3.5% of the contract's value to meet premium tax requirements. An additional tax charge based on a percentage of the contract's value may be assessed on partial withdrawals or surrenders. These expenses are included in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

       c) ADMINISTRATIVE CHARGE -- The Company will make deductions to cover administrative expenses at a maximum annual rate of 0.20% of the contract's value.

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       d) ANNUAL MAINTENANCE FEE -- An annual maintenance fee in the amount of $30 may be charged from the contract's value each contract year. However, this fee is not applicable to contracts with values of $50,000 or more, as determined on the most recent contract anniversary. These expenses are included in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

4.     PURCHASES AND SALES OF INVESTMENTS:

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

                                                 PURCHASES          PROCEEDS
SUB-ACCOUNT                                       AT COST          FROM SALES
--------------------------------------------------------------------------------
AllianceBernstein VPS Balanced Wealth
 Strategy Portfolio                                 $1,410,679           $38,230
AllianceBernstein VPS International Value
 Portfolio                                           5,104,105           276,456
AllianceBernstein VPS Small/Mid-Cap Value
 Portfolio                                             760,262            21,633
AllianceBernstein VPS Value Portfolio                  119,866             2,670
AllianceBernstein VPS International Growth
 Portfolio                                           1,083,455            49,092
AIM V.I. Basic Value Fund                           18,959,851        18,244,655
AIM V.I. Capital Appreciation Fund                   5,197,638        11,200,696
AIM V.I. Core Equity Fund                            9,531,532        22,711,941
AIM V.I. Government Securities Fund                181,462,602       114,941,231
AIM V.I. High Yield Fund                               298,710           479,844
AIM V.I. International Growth Fund                  33,208,527        15,202,987
AIM V.I. Mid Cap Core Equity Fund                   29,411,786        33,226,609
AIM V.I. Small Cap Equity Fund                      21,467,535         9,276,563
AIM V.I. Large Cap Growth Fund                       5,362,290         8,282,532
AIM V.I. Capital Development Fund                    1,532,365           627,519
American Funds Global Bond Fund                     93,172,644        38,933,564
American Funds Global Growth and Income Fund        47,607,971        27,461,438
American Funds Asset Allocation Fund                64,346,649        99,351,838
American Funds Blue Chip Income and Growth
 Fund                                               37,556,147        46,202,522
American Funds Bond Fund                            74,965,342        81,730,238
American Funds Global Growth Fund                   33,990,051        33,943,591
American Funds Growth Fund                         212,077,326       153,467,782
American Funds Growth-Income Fund                  167,629,823       146,618,073
American Funds International Fund                   82,072,336        61,574,484
American Funds New World Fund                       42,058,172        40,658,266
American Funds Global Small Capitalization
 Fund                                               30,603,229        35,623,509
BB&T Mid Cap Growth VIF                                291,384            18,112
BB&T Capital Manager Equity VIF                            211                --
BB&T Large Cap VIF                                      17,242                94
BB&T Special Opportunities Equity VIF                1,655,289            70,495
BB&T Total Return Bond VIF                             652,581            89,629
Columbia Asset Allocation VS Fund                    1,517,053         2,257,236
Columbia Small Company Growth VS Fund                2,768,889         5,527,177
Columbia Large Cap Value VS Fund                     5,633,602         9,266,289
Evergreen VA Diversified Capital Builder
 Fund                                                  372,909           276,911
Evergreen VA Growth Fund                               256,436           313,034
Evergreen VA International Equity Fund               1,084,878           484,851
Evergreen VA Omega Fund                                 38,604            72,117
Evergreen VA Special Values Fund                     4,007,483         3,905,585
Evergreen VA Fundamental Large Cap Fund              3,271,647           143,808

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

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                                                 PURCHASES          PROCEEDS
SUB-ACCOUNT                                       AT COST          FROM SALES
--------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio                         $430,769           $79,589
Fidelity VIP Contrafund(R) Portfolio                10,698,164           456,049
Fidelity VIP Mid Cap Portfolio                       7,121,035            85,533
Fidelity VIP Value Strategies Portfolio                407,047             4,880
Fidelity VIP Dynamic Capital Appreciation
 Portfolio                                             158,959            20,300
Franklin Rising Dividends Securities Fund           36,019,766        55,687,459
Franklin Income Securities Fund                    170,310,004       189,728,843
Franklin Large Cap Growth Securities Fund           13,673,193        18,411,540
Franklin Global Real Estate Securities Fund          1,035,770         1,646,423
Franklin Small-Mid Cap Growth Securities
 Fund                                               28,744,444        23,363,896
Franklin Small Cap Value Securities Fund            11,455,599         3,242,127
Franklin Strategic Income Securities Fund           81,087,283        54,213,785
Mutual Shares Securities Fund                       89,357,097       122,356,731
Templeton Developing Markets Securities Fund        30,311,798        26,870,191
Templeton Foreign Securities Fund                   58,148,429        50,914,522
Templeton Global Asset Allocation Fund                 849,792         1,276,826
Templeton Growth Securities Fund                    66,367,877        94,099,500
Mutual Discovery Securities Fund                    39,853,676        42,856,190
Franklin Flex Cap Growth Securities Fund             8,323,856         5,917,112
Franklin Large Cap Value Securities Fund             3,379,602         2,885,342
Templeton Global Income Securities Fund              5,472,362           181,057
Hartford Advisers HLS Fund                           2,768,006         8,241,130
Hartford LargeCap Growth HLS Fund                       47,861             5,922
Hartford Total Return Bond HLS Fund                 55,591,932        32,074,272
Hartford Capital Appreciation HLS Fund              63,431,561        21,632,362
Hartford Dividend and Growth HLS Fund               36,693,465        16,620,318
Hartford Fundamental Growth HLS Fund                   200,692            84,631
Hartford Global Advisers HLS Fund                       13,819            82,810
Hartford Global Equity HLS Fund                        444,482           460,319
Hartford Global Health HLS Fund                         23,876           251,742
Hartford Global Growth HLS Fund                        234,552           469,324
Hartford Disciplined Equity HLS Fund                 4,498,702           263,152
Hartford Growth HLS Fund                               356,383            44,895
Hartford Growth Opportunities HLS Fund              11,417,957           245,363
Hartford High Yield HLS Fund                           985,080           223,091
Hartford Index HLS Fund                                 49,325           355,769
Hartford International Growth HLS Fund                 382,580           273,513
Hartford International Small Company HLS
 Fund                                                    3,716            93,311
Hartford International Opportunities HLS
 Fund                                                4,120,337         3,361,350
Hartford MidCap Growth HLS Fund                      1,073,120            77,580
Hartford MidCap HLS Fund                               133,232           904,541
Hartford MidCap Value HLS Fund                          58,940            98,013
Hartford Money Market HLS Fund                     551,200,960       262,721,808
Hartford SmallCap Value HLS Fund                       201,691            21,791
Hartford Small Company HLS Fund                      1,837,398         2,935,385
Hartford SmallCap Growth HLS Fund                      582,129           236,841
Hartford Stock HLS Fund                              2,227,180         6,589,683
Hartford U.S. Government Securities HLS Fund         4,116,904         1,321,418
Hartford Value HLS Fund                                264,559           128,665
Hartford Value Opportunities HLS Fund                  106,029           174,811

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                                                 PURCHASES          PROCEEDS
SUB-ACCOUNT                                       AT COST          FROM SALES
--------------------------------------------------------------------------------
Hartford Equity Income HLS Fund                       $240,757           $26,881
American Funds Asset Allocation HLS Fund             5,734,189           181,634
American Funds Blue Chip Income and Growth
 HLS Fund                                            3,156,672           203,368
American Funds Bond HLS Fund                        13,841,875           444,873
American Funds Global Bond HLS Fund                  5,329,569         2,576,676
American Funds Global Growth and Income HLS
 Fund                                                9,090,752           309,822
American Funds Global Growth HLS Fund                2,547,303           401,240
American Funds Global Small Capitalization
 HLS Fund                                            3,739,583           135,733
American Funds Growth HLS Fund                      25,396,995           357,535
American Funds Growth-Income HLS Fund               16,683,879           347,928
American Funds International HLS Fund               14,836,864           239,132
American Funds New World HLS Fund                    4,628,514           221,215
Huntington VA Income Equity Fund                     1,206,969           373,939
Huntington VA Dividend Capture Fund                  2,612,125         1,346,403
Huntington VA Growth Fund                            1,484,578           446,107
Huntington VA Mid Corp America Fund                  1,146,343           817,344
Huntington VA New Economy Fund                       1,883,637           678,636
Huntington VA Rotating Markets Fund                    440,994           377,042
Huntington VA International Equity Fund              2,482,692           645,258
Huntington VA Macro 100 Fund                           380,461           288,876
Huntington VA Mortgage Securities Fund               1,437,810           581,945
Huntington VA Situs Fund                             1,506,817           635,344
Lord Abbett America's Value Portfolio                  812,377            11,384
Lord Abbett Bond-Debenture Portfolio                 7,030,926           189,694
Lord Abbett Growth and Income Portfolio              2,243,017           145,811
MFS(R) Core Equity Series                            1,025,538         2,825,443
MFS(R) Growth Series                                 6,249,132         8,888,063
MFS(R) Global Equity Series                          5,218,506         3,332,783
MFS(R) High Income Series                           21,217,183        23,791,352
MFS(R) Investors Growth Stock Series                 3,013,076         5,493,407
MFS(R) Investors Trust Series                       33,126,789        24,542,510
MFS(R) Mid Cap Growth Series                        11,233,936         9,876,112
MFS(R) New Discovery Series                         30,602,376        18,959,509
MFS(R) Total Return Series                          84,557,626        87,216,708
MFS(R) Value Series                                 38,033,995        14,761,036
MFS(R) Research Bond Series                         28,712,863        13,050,832
MFS(R) Research International Series                21,009,990         5,807,041
MFS(R) Research Series                               1,977,863         2,153,805
BlackRock Global Growth V.I. Fund                          829           198,111
BlackRock Large Cap Growth V.I. Fund                   225,714           279,306
Van Kampen -- UIF International Growth
 Equity Portfolio                                        2,086            20,306
Van Kampen -- UIF Mid Cap Growth Portfolio           1,160,893            36,892
Van Kampen -- UIF U.S. Mid Cap Value
 Portfolio                                             565,209            56,404
Morgan Stanley -- Focus Growth Portfolio                 6,004               115
Morgan Stanley -- Capital Opportunities
 Portfolio                                              77,509            19,450
Morgan Stanley -- Mid Cap Growth Portfolio               6,569               274
Morgan Stanley -- Flexible Income Portfolio             11,840            51,954
Morgan Stanley -- Dividend Growth Portfolio                 24               141
Morgan Stanley -- Global Equity Portfolio                8,969               276
MTB Large Cap Growth Fund II                           218,014             1,397

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

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                                                 PURCHASES          PROCEEDS
SUB-ACCOUNT                                       AT COST          FROM SALES
--------------------------------------------------------------------------------
MTB Large Cap Value Fund II                           $247,077            $1,469
MTB Moderate Growth Fund II                             14,310                44
Columbia Marsico International Opportunities
 VS Fund                                             7,103,685        10,049,432
Columbia High Yield VS Fund                          2,734,686         7,711,612
Columbia Marsico Focused Equities VS Fund            4,070,791         7,999,650
Columbia Marsico Growth VS Fund                      1,184,949         6,917,527
Columbia Marsico 21st Century VS Fund                1,037,897         2,821,233
Columbia Marsico Midcap Growth VS Fund               4,937,001         8,900,192
Oppenheimer Capital Appreciation Fund/VA               187,327             1,907
Oppenheimer Global Securities Fund/VA                4,560,200           193,542
Oppenheimer Main Street Fund(R)/VA                     512,869            16,914
Oppenheimer Main Street Small Cap Fund(R)/VA         3,101,257            87,980
Oppenheimer Value Fund/VA                               80,222             1,657
Putnam VT Diversified Income Fund                    8,314,174           247,461
Putnam VT Global Asset Allocation Fund                 139,480             3,083
Putnam VT International Growth and Income
 Fund                                                   59,036             1,788
Putnam VT International Equity Fund                     91,664               648
Putnam VT Small Cap Value Fund                         105,125             2,419
JPMorgan Insurance Trust Balanced Portfolio
 - 1                                                   649,046           416,566
JPMorgan Insurance Trust Core Bond Portfolio
 - 1                                                17,006,869        14,705,440
JPMorgan Insurance Trust Diversified Equity
 Portfolio - 1                                       2,490,242         1,476,682
JPMorgan Insurance Trust Intrepid Mid Cap
 Portfolio - 1                                       3,784,973         1,412,789
JPMorgan Insurance Trust Equity Index
 Portfolio - 1                                      12,069,022         3,758,689
JPMorgan Insurance Trust Government Bond
 Portfolio - 1                                      10,624,724         5,325,948
JPMorgan Insurance Trust Intrepid Growth
 Portfolio - 1                                       2,835,610           264,813
JPMorgan Insurance Trust Diversified Mid Cap
 Growth Portfolio - 1                                4,185,372         2,545,655
JPMorgan Insurance Trust Diversified Mid Cap
 Value Portfolio - 1                                 3,451,015         1,652,224
Jennison 20/20 Focus Portfolio                         149,449           145,925
Jennison Portfolio                                      10,793           172,263
Prudential Value Portfolio                              49,265            41,329
Prudential Series International Growth                   7,053             5,697
Legg Mason Partners Variable Capital and
 Income Portfolio                                        9,675           211,207
Legg Mason Partners Variable Fundamental
 Value Portfolio                                        40,878           745,952
Legg Mason Partners Variable Global High
 Yield Bond Portfolio                                   11,700            34,912
Legg Mason Partners Variable Investors
 Portfolio                                              37,718           332,813
Van Kampen LIT Growth and Income Portfolio             787,026           112,136
Van Kampen LIT Comstock Portfolio                       73,487            77,630
Wells Fargo Advantage VT Asset Allocation
 Fund                                                    1,246               218
Wells Fargo Advantage VT Total Return Bond
 Fund                                                      410               116
Wells Fargo Advantage VT Equity Income Fund              5,146             3,877
Wells Fargo Advantage VT C&B Large Cap Value
 Fund                                                    9,747             5,945
Wells Fargo Advantage VT International Core
 Fund                                                    3,429               175
Wells Fargo Advantage VT Large Company
 Growth Fund                                               711               414
Wells Fargo Advantage VT Small Cap Growth
 Fund                                                    8,036             2,600
Wells Fargo Advantage VT Discovery Fund                  2,827                26
RidgeWorth Variable Trust Large Cap Growth
 Stock Fund                                          1,553,036         2,036,723
RidgeWorth Variable Trust Large Cap Core
 Equity Fund                                           249,516           425,602
RidgeWorth Variable Trust Mid-Cap Core
 Equity Fund                                           398,264           443,863
RidgeWorth Variable Trust Large Cap Value
 Equity Fund                                         1,948,730         1,199,856
                                              ----------------  ----------------
                                                $3,147,927,087    $2,392,728,696
                                              ================  ================

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5.     CHANGES IN UNITS OUTSTANDING:

    The changes in units outstanding for the year ended December 31, 2008 were as follows:

                                              UNITS          UNITS      NET INCREASE
SUB-ACCOUNT                                  ISSUED        REDEEMED      (DECREASE)
------------------------------------------------------------------------------------------
AllianceBernstein VPS Balanced Wealth
 Strategy Portfolio                             163,913          1,707        162,206
AllianceBernstein VPS International
 Value Portfolio                                709,347         37,766        671,581
AllianceBernstein VPS Small/Mid-Cap
 Value Portfolio                                 87,442          2,298         85,144
AllianceBernstein VPS Value Portfolio            14,194            287         13,907
AllianceBernstein VPS International
 Growth Portfolio                               149,886          8,312        141,574
AIM V.I. Basic Value Fund                     8,030,378     15,317,345     (7,286,967)
AIM V.I. Capital Appreciation Fund            4,381,593      8,991,828     (4,610,235)
AIM V.I. Core Equity Fund                       814,216      2,703,216     (1,889,000)
AIM V.I. Government Securities Fund         144,595,893     94,840,344     49,755,549
AIM V.I. High Yield Fund                        173,911        400,316       (226,405)
AIM V.I. International Growth Fund           14,631,165      8,153,928      6,477,237
AIM V.I. Mid Cap Core Equity Fund            11,029,177     20,287,892     (9,258,715)
AIM V.I. Small Cap Equity Fund                1,656,363        724,653        931,710
AIM V.I. Large Cap Growth Fund                  512,810        772,922       (260,112)
AIM V.I. Capital Development Fund               173,955         93,320         80,635
American Funds Global Bond Fund               8,041,174      3,525,681      4,515,493
American Funds Global Growth and Income
 Fund                                         4,207,978      2,793,508      1,414,470
American Funds Asset Allocation Fund          3,040,257      7,949,357     (4,909,100)
American Funds Blue Chip Income and
 Growth Fund                                 22,288,170     44,347,200    (22,059,030)
American Funds Bond Fund                      4,308,379      5,987,430     (1,679,051)
American Funds Global Growth Fund             1,569,873      2,553,566       (983,693)
American Funds Growth Fund                    7,948,778     13,334,479     (5,385,701)
American Funds Growth-Income Fund             7,086,818     11,893,845     (4,807,027)
American Funds International Fund             2,716,607      4,424,550     (1,707,943)
American Funds New World Fund                 1,301,502      1,824,112       (522,610)
American Funds Global Small
 Capitalization Fund                            985,415      2,089,146     (1,103,731)
BB&T Mid Cap Growth VIF                          27,196          1,737         25,459
BB&T Capital Manager Equity VIF                      33             --             33
BB&T Large Cap VIF                                1,486             --          1,486
BB&T Special Opportunities Equity VIF           181,830          8,963        172,867
BB&T Total Return Bond VIF                       65,822          8,989         56,833
Columbia Asset Allocation VS Fund               577,659      2,143,085     (1,565,426)
Columbia Small Company Growth VS Fund         1,155,483      4,839,821     (3,684,338)
Columbia Large Cap Value VS Fund              1,495,409      8,350,911     (6,855,502)
Evergreen VA Diversified Capital Builder
 Fund                                           370,285        303,403         66,882
Evergreen VA Growth Fund                        243,872        298,422        (54,550)
Evergreen VA International Equity Fund          806,753        333,594        473,159
Evergreen VA Omega Fund                          48,514         77,887        (29,373)
Evergreen VA Special Values Fund              2,303,783      2,442,013       (138,230)
Evergreen VA Fundamental Large Cap Fund       1,997,045        112,331      1,884,714
Fidelity VIP Growth Portfolio                    49,979          8,838         41,141
Fidelity VIP Contrafund(R) Portfolio          1,300,408         52,171      1,248,237
Fidelity VIP Mid Cap Portfolio                  887,960          7,204        880,756
Fidelity VIP Value Strategies Portfolio          55,522            459         55,063
Fidelity VIP Dynamic Capital
 Appreciation Portfolio                          17,441          2,006         15,435

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                              UNITS          UNITS      NET INCREASE
SUB-ACCOUNT                                  ISSUED        REDEEMED      (DECREASE)
------------------------------------------------------------------------------------------
Franklin Rising Dividends Securities
 Fund                                         2,146,350      4,162,049     (2,015,699)
Franklin Income Securities Fund               7,119,631     13,314,642     (6,195,011)
Franklin Large Cap Growth Securities
 Fund                                           747,776      1,653,896       (906,120)
Franklin Global Real Estate Securities
 Fund                                             9,083         84,646        (75,563)
Franklin Small-Mid Cap Growth Securities
 Fund                                         1,811,719      2,434,045       (622,326)
Franklin Small Cap Value Securities Fund      1,375,592        387,075        988,517
Franklin Strategic Income Securities
 Fund                                         4,778,204      3,568,113      1,210,091
Mutual Shares Securities Fund                 3,608,158      8,234,401     (4,626,243)
Templeton Developing Markets Securities
 Fund                                           855,872      1,244,364       (388,492)
Templeton Foreign Securities Fund             2,698,261      3,987,151     (1,288,890)
Templeton Global Asset Allocation Fund           14,917         85,003        (70,086)
Templeton Growth Securities Fund              2,315,852      7,246,758     (4,930,906)
Mutual Discovery Securities Fund              1,805,319      2,267,697       (462,378)
Franklin Flex Cap Growth Securities Fund        783,759        558,923        224,836
Franklin Large Cap Value Securities Fund        357,839        284,674         73,165
Templeton Global Income Securities Fund         570,229         15,541        554,688
Hartford Advisers HLS Fund                    1,082,820      8,181,173     (7,098,353)
Hartford LargeCap Growth HLS Fund                 5,695            649          5,046
Hartford Total Return Bond HLS Fund          10,619,185     23,440,019    (12,820,834)
Hartford Capital Appreciation HLS Fund        9,901,839     14,413,899     (4,512,060)
Hartford Dividend and Growth HLS Fund         5,672,268     13,088,886     (7,416,618)
Hartford Fundamental Growth HLS Fund             23,553         12,844         10,709
Hartford Global Advisers HLS Fund                 1,040         42,958        (41,918)
Hartford Global Equity HLS Fund                  53,220        734,861       (681,641)
Hartford Global Health HLS Fund                   1,075        127,954       (126,879)
Hartford Global Growth HLS Fund                  25,339        219,535       (194,196)
Hartford Disciplined Equity HLS Fund            528,611        155,506        373,105
Hartford Growth HLS Fund                         49,233         26,685         22,548
Hartford Growth Opportunities HLS Fund        1,454,362         69,475      1,384,887
Hartford High Yield HLS Fund                    102,926        100,963          1,963
Hartford Index HLS Fund                           6,384         73,770        (67,386)
Hartford International Growth HLS Fund           47,509        110,028        (62,519)
Hartford International Small Company HLS
 Fund                                                --         41,443        (41,443)
Hartford International Opportunities HLS
 Fund                                         1,021,516      2,302,568     (1,281,052)
Hartford MidCap Growth HLS Fund                 138,852         11,596        127,256
Hartford MidCap HLS Fund                          1,803        221,229       (219,426)
Hartford MidCap Value HLS Fund                      709         66,525        (65,816)
Hartford Money Market HLS Fund              475,825,508    230,219,915    245,605,593
Hartford SmallCap Value HLS Fund                 23,987          2,178         21,809
Hartford Small Company HLS Fund                 531,735      2,033,814     (1,502,079)
Hartford SmallCap Growth HLS Fund                67,398         89,602        (22,204)
Hartford Stock HLS Fund                       1,944,088      7,211,499     (5,267,411)
Hartford U.S. Government Securities HLS
 Fund                                         1,140,324        666,736        473,588
Hartford Value HLS Fund                          33,686         88,753        (55,067)
Hartford Value Opportunities HLS Fund            12,302        131,344       (119,042)
Hartford Equity Income HLS Fund                  26,712         14,376         12,336
American Funds Asset Allocation HLS Fund        679,198         21,626        657,572
American Funds Blue Chip Income and
 Growth HLS Fund                                387,663         21,064        366,599

-------------------------------------------------------------------------------

                                              UNITS          UNITS      NET INCREASE
SUB-ACCOUNT                                  ISSUED        REDEEMED      (DECREASE)
------------------------------------------------------------------------------------------
American Funds Bond HLS Fund                  1,499,908         48,035      1,451,873
American Funds Global Bond HLS Fund             561,493        282,165        279,328
American Funds Global Growth and Income
 HLS Fund                                     1,190,892         40,529      1,150,363
American Funds Global Growth HLS Fund           312,913         48,769        264,144
American Funds Global Small
 Capitalization HLS Fund                        541,196         20,741        520,455
American Funds Growth HLS Fund                3,348,676         46,773      3,301,903
American Funds Growth-Income HLS Fund         2,062,932         44,758      2,018,174
American Funds International HLS Fund         1,982,413         32,344      1,950,069
American Funds New World HLS Fund               605,518         31,155        574,363
Huntington VA Income Equity Fund                574,798        149,947        424,851
Huntington VA Dividend Capture Fund             735,645        441,843        293,802
Huntington VA Growth Fund                       774,886        281,476        493,410
Huntington VA Mid Corp America Fund             358,849        216,291        142,558
Huntington VA New Economy Fund                  557,898        182,209        375,689
Huntington VA Rotating Markets Fund              92,812        115,057        (22,245)
Huntington VA International Equity Fund         543,768        185,970        357,798
Huntington VA Macro 100 Fund                    293,700        299,955         (6,255)
Huntington VA Mortgage Securities Fund          295,417        158,241        137,176
Huntington VA Situs Fund                        951,059        495,497        455,562
Lord Abbett America's Value Portfolio            87,085            993         86,092
Lord Abbett Bond-Debenture Portfolio            716,325         16,333        699,992
Lord Abbett Growth and Income Portfolio         260,669          5,313        255,356
MFS(R) Core Equity Series                       134,377        337,883       (203,506)
MFS(R) Growth Series                            875,124      1,242,686       (367,562)
MFS(R) Global Equity Series                     312,489        234,639         77,850
MFS(R) High Income Series                     1,302,210      1,972,408       (670,198)
MFS(R) Investors Growth Stock Series            282,129        733,498       (451,369)
MFS(R) Investors Trust Series                 2,278,866      2,634,785       (355,919)
MFS(R) Mid Cap Growth Series                  1,318,731      1,772,891       (454,160)
MFS(R) New Discovery Series                   1,265,875      1,842,104       (576,229)
MFS(R) Total Return Series                    3,348,473      6,592,012     (3,243,539)
MFS(R) Value Series                           2,615,175        967,989      1,647,186
MFS(R) Research Bond Series                   2,708,201      1,241,091      1,467,110
MFS(R) Research International Series          1,477,632        443,586      1,034,046
MFS(R) Research Series                          178,005        194,200        (16,195)
BlackRock Global Growth V.I. Fund                     1         13,835        (13,834)
BlackRock Large Cap Growth V.I. Fund             21,600         25,068         (3,468)
Van Kampen -- UIF International Growth
 Equity Portfolio                                   164          1,555         (1,391)
Van Kampen -- UIF Mid Cap Growth
 Portfolio                                      141,415          5,282        136,133
Van Kampen -- UIF U.S. Mid Cap Value
 Portfolio                                       61,980          5,650         56,330
Morgan Stanley -- Focus Growth
 Portfolio                                          818             --            818
Morgan Stanley -- Capital Opportunities
 Portfolio                                       18,075          5,022         13,053
Morgan Stanley -- Mid Cap Growth
 Portfolio                                          628              5            623
Morgan Stanley -- Flexible Income
 Portfolio                                          843          4,948         (4,105)
Morgan Stanley -- Dividend Growth
 Portfolio                                            1              3             (2)
Morgan Stanley -- Global Equity
 Portfolio                                          754              3            751
MTB Large Cap Growth Fund II                     25,003            146         24,857
MTB Large Cap Value Fund II                      30,031            197         29,834

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                              UNITS          UNITS      NET INCREASE
SUB-ACCOUNT                                  ISSUED        REDEEMED      (DECREASE)
------------------------------------------------------------------------------------------
MTB Moderate Growth Fund II                       1,506             --          1,506
Columbia Marsico International
 Opportunities VS Fund                        1,483,127      5,938,758     (4,455,631)
Columbia High Yield VS Fund                     596,559      5,182,913     (4,586,354)
Columbia Marsico Focused Equities VS
 Fund                                           779,330      6,987,720     (6,208,390)
Columbia Marsico Growth VS Fund               1,131,890      6,231,367     (5,099,477)
Columbia Marsico 21st Century VS Fund           584,230      1,783,706     (1,199,476)
Columbia Marsico Midcap Growth VS Fund        2,577,514      9,566,048     (6,988,534)
Oppenheimer Capital Appreciation Fund/VA         20,251            133         20,118
Oppenheimer Global Securities Fund/VA           567,098         11,605        555,493
Oppenheimer Main Street Fund(R)/VA               62,043          2,100         59,943
Oppenheimer Main Street Small Cap
 Fund(R)/VA                                     366,994          7,908        359,086
Oppenheimer Value Fund/VA                         9,457             20          9,437
Putnam VT Diversified Income Fund               953,281         27,796        925,485
Putnam VT Global Asset Allocation Fund           15,183            320         14,863
Putnam VT International Growth and
 Income Fund                                      7,141            203          6,938
Putnam VT International Equity Fund              12,034             55         11,979
Putnam VT Small Cap Value Fund                   11,759            262         11,497
JPMorgan Insurance Trust Balanced
 Portfolio - 1                                   36,996         37,338           (342)
JPMorgan Insurance Trust Core Bond
 Portfolio - 1                                1,310,998      1,291,765         19,233
JPMorgan Insurance Trust Diversified
 Equity Portfolio - 1                           118,198        123,631         (5,433)
JPMorgan Insurance Trust Intrepid Mid
 Cap Portfolio - 1                              243,136        112,912        130,224
JPMorgan Insurance Trust Equity Index
 Portfolio - 1                                1,034,237        359,052        675,185
JPMorgan Insurance Trust Government Bond
 Portfolio - 1                                  845,300        451,455        393,845
JPMorgan Insurance Trust Intrepid Growth
 Portfolio - 1                                  266,763         26,240        240,523
JPMorgan Insurance Trust Diversified Mid
 Cap Growth Portfolio - 1                       167,745        207,496        (39,751)
JPMorgan Insurance Trust Diversified Mid
 Cap Value Portfolio - 1                        103,212        134,207        (30,995)
Jennison 20/20 Focus Portfolio                   46,509         40,614          5,895
Jennison Portfolio                                1,969        112,513       (110,544)
Prudential Value Portfolio                        2,422         38,499        (36,077)
Prudential Series International Growth            4,458          4,429             29
Legg Mason Partners Variable Capital and
 Income Portfolio                                   798         23,414        (22,616)
Legg Mason Partners Variable Fundamental
 Value Portfolio                                  3,132         87,645        (84,513)
Legg Mason Partners Variable Global High
 Yield Bond Portfolio                             3,169         31,297        (28,128)
Legg Mason Partners Variable Investors
 Portfolio                                       16,023        258,562       (242,539)
Van Kampen LIT Growth and Income
 Portfolio                                       86,212          8,446         77,766
Van Kampen LIT Comstock Portfolio                 2,598          5,031         (2,433)
Wells Fargo Advantage VT Asset
 Allocation Fund                                     --             --             --
Wells Fargo Advantage VT Total Return
 Bond Fund                                           --             --             --
Wells Fargo Advantage VT Equity Income
 Fund                                               594          3,157         (2,563)
Wells Fargo Advantage VT C&B Large Cap
 Value Fund                                       8,196          6,953          1,243
Wells Fargo Advantage VT International
 Core Fund                                        1,212              7          1,205
Wells Fargo Advantage VT Large Company
 Growth Fund                                        683            323            360
Wells Fargo Advantage VT Small Cap
 Growth Fund                                      3,399          2,697            702
Wells Fargo Advantage VT Discovery Fund             225             --            225
RidgeWorth Variable Trust Large Cap
 Growth Stock Fund                              113,052        278,420       (165,368)
RidgeWorth Variable Trust Large Cap Core
 Equity Fund                                     17,993         28,019        (10,026)
RidgeWorth Variable Trust Mid-Cap Core
 Equity Fund                                     28,376         27,747            629
RidgeWorth Variable Trust Large Cap
 Value Equity Fund                              250,231        170,935         79,296

-------------------------------------------------------------------------------

    The changes in units outstanding for the year ended December 31, 2007 were as follows:

                                              UNITS               UNITS           NET INCREASE
SUB-ACCOUNT                                  ISSUED             REDEEMED           (DECREASE)
---------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Fund                     4,231,122          13,091,950         (8,860,828)
AIM V.I. Capital Appreciation Fund            3,686,620           8,640,887         (4,954,267)
AIM V.I. Core Equity Fund                       752,589           2,250,726         (1,498,137)
AIM V.I. Government Securities Fund          99,221,691          34,182,778         65,038,913
AIM V.I. High Yield Fund                         46,500             270,398           (223,898)
AIM V.I. International Growth Fund           22,304,592          11,517,880         10,786,712
AIM V.I. Mid Cap Core Equity Fund             9,698,334          13,389,396         (3,691,062)
AIM V.I. Small Cap Equity Fund                1,216,946             364,140            852,806
AIM V.I. Large Cap Growth Fund                  514,118             595,633            (81,515)
AIM V.I. Capital Development Fund                19,348                  --             19,348
American Funds Global Bond Fund               2,776,567             240,529          2,536,038
American Funds Global Growth and Income
 Fund                                         7,770,159             599,422          7,170,737
American Funds Asset Allocation Fund          4,330,160           3,935,008            395,152
American Funds Blue Chip Income and
 Growth Fund                                 26,729,596          33,537,207         (6,807,611)
American Funds Bond Fund                      5,873,860           3,139,121          2,734,739
American Funds Global Growth Fund             2,495,032           1,442,198          1,052,834
American Funds Growth Fund                   15,283,508           8,851,732          6,431,776
American Funds Growth-Income Fund            11,854,423           7,911,472          3,942,951
American Funds International Fund             4,269,807           3,043,112          1,226,695
American Funds New World Fund                 2,098,751           1,051,149          1,047,602
American Funds Global Small
 Capitalization Fund                          1,890,307           1,494,361            395,946
Columbia Asset Allocation Fund VS               944,494           2,059,221         (1,114,727)
Columbia Small Company Growth Fund VS           789,223           4,116,741         (3,327,518)
Columbia Large Cap Value Fund VS              1,896,444           6,900,746         (5,004,302)
Evergreen VA Balanced Fund                      380,938              52,823            328,115
Evergreen VA Growth Fund                        848,186             242,064            606,122
Evergreen VA International Equity Fund          619,046             104,123            514,923
Evergreen VA Omega Fund                       1,044,467             924,851            119,616
Evergreen VA Special Values Fund              3,920,620             629,927          3,290,693
Evergreen VA Fundamental Large Cap Fund         188,827              44,420            144,407
Franklin Rising Dividends Securities
 Fund                                         7,493,020           1,655,833          5,837,187
Franklin Income Securities Fund              19,210,845           3,711,718         15,499,127
Franklin Large Cap Growth Securities
 Fund                                         1,449,189             893,360            555,829
Franklin Global Real Estate Securities
 Fund                                            19,390              75,898            (56,508)
Franklin Small-Mid Cap Growth Securities
 Fund                                         2,273,051           1,850,785            422,266
Franklin Small Cap Value Securities Fund         16,687                 506             16,181
Franklin Strategic Income Securities
 Fund                                         3,745,268           1,578,827          2,166,441
Mutual Shares Securities Fund                 8,538,617           3,496,942          5,041,675
Templeton Developing Markets Securities
 Fund                                         1,178,172             676,716            501,456
Templeton Foreign Securities Fund             2,514,907           2,417,725             97,182
Templeton Global Asset Allocation Fund           26,698              52,389            (25,691)
Templeton Growth Securities Fund              7,480,411           3,362,536          4,117,875
Mutual Discovery Securities Fund              3,102,388             867,379          2,235,009
Franklin Flex Cap Growth Securities Fund        671,877             204,472            467,405
Franklin Large Cap Value Securities Fund        327,070             139,862            187,208
Hartford Advisers HLS Fund                    1,171,581           8,413,655         (7,242,074)
Hartford Total Return Bond HLS Fund           6,166,121          11,903,761         (5,737,640)

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                              UNITS               UNITS           NET INCREASE
SUB-ACCOUNT                                  ISSUED             REDEEMED           (DECREASE)
---------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS Fund        2,216,089          11,302,385         (9,086,296)
Hartford Dividend and Growth HLS Fund         2,821,731          10,106,667         (7,284,936)
Hartford Fundamental Growth HLS Fund                315                 432               (117)
Hartford Global Advisers HLS Fund                   142              38,198            (38,056)
Hartford Global Communications HLS Fund             308                   6                302
Hartford Global Financial Services HLS
 Fund                                                 4              13,845            (13,841)
Hartford Global Health HLS Fund                   3,741             139,089           (135,348)
Hartford Global Growth HLS Fund                  24,181             410,582           (386,401)
Hartford Global Technology HLS Fund               9,201             326,396           (317,195)
Hartford Disciplined Equity HLS Fund             19,134             116,661            (97,527)
Hartford Growth HLS Fund                          3,051              18,180            (15,129)
Hartford Growth Opportunities HLS Fund           25,080              25,377               (297)
Hartford High Yield HLS Fund                      6,838              61,771            (54,933)
Hartford Index HLS Fund                           2,077             124,139           (122,062)
Hartford International Growth HLS Fund           36,266             177,466           (141,200)
Hartford International Small Company HLS
 Fund                                            12,416              16,007             (3,591)
Hartford International Opportunities HLS
 Fund                                         1,481,270           2,856,878         (1,375,608)
Hartford MidCap HLS Fund                          2,410             561,400           (558,990)
Hartford MidCap Value HLS Fund                    1,916              84,440            (82,524)
Hartford Money Market HLS Fund              335,262,172         241,906,652         93,355,520
Hartford Mortgage Securities HLS Fund            76,199              18,779             57,420
Hartford Small Company HLS Fund                 467,990           1,613,504         (1,145,514)
Hartford SmallCap Growth HLS Fund                 6,260              19,962            (13,702)
Hartford Stock HLS Fund                       1,032,326           6,394,844         (5,362,518)
Hartford U.S. Government Securities HLS
 Fund                                            21,200              95,473            (74,273)
Hartford Value HLS Fund                          37,322             114,529            (77,207)
Hartford Value Opportunities HLS Fund             7,348              49,871            (42,523)
Hartford Equity Income HLS Fund                  26,550              26,624                (74)
Huntington VA Income Equity Fund                517,364              51,103            466,261
Huntington VA Dividend Capture Fund           1,592,239             120,277          1,471,962
Huntington VA Growth Fund                       861,070             102,224            758,846
Huntington VA Mid Corp America Fund             522,047             113,866            408,181
Huntington VA New Economy Fund                  618,743              91,935            526,808
Huntington VA Rotating Markets Fund             274,724              21,589            253,135
Huntington VA International Equity Fund         824,955              45,000            779,955
Huntington VA Macro 100 Fund                    606,151             164,593            441,558
Huntington VA Mortgage Securities Fund          447,026              63,319            383,707
Huntington VA Situs Small Cap Fund            1,889,506             288,357          1,601,149
MFS Core Equity Series                          105,460             449,354           (343,894)
MFS Emerging Growth Series                    1,047,995             784,929            263,066
MFS Global Equity Series                        198,888             253,248            (54,360)
MFS High Income Series                        1,217,616           1,319,970           (102,354)
MFS Investors Growth Stock Series               309,946             840,947           (531,001)
MFS Investors Trust Series                    3,518,307           1,698,433          1,819,874
MFS Mid Cap Growth Series                       828,043           1,545,683           (717,640)
MFS New Discovery Series                      1,976,561           1,388,241            588,320
MFS Total Return Series                       7,568,632           3,366,237          4,202,395
MFS Value Series                              1,932,094             672,845          1,259,249

-------------------------------------------------------------------------------

                                              UNITS               UNITS           NET INCREASE
SUB-ACCOUNT                                  ISSUED             REDEEMED           (DECREASE)
---------------------------------------------------------------------------------------------------
MFS Research Bond Series                      2,037,454             383,487          1,653,967
MFS Research International Series               943,539             204,005            739,534
MFS Research Series                             214,477              50,860            163,617
BlackRock Global Growth V.I. Fund                    (1)                101               (102)
BlackRock Large Cap Growth V.I. Fund              7,077              18,896            (11,819)
International Growth Equity Fund                  4,825                  --              4,825
U.S. Mid Cap Value                                2,457                 134              2,323
Capital Opportunities                            34,192               1,219             32,973
Developing Growth                                   366                   3                363
Flexible Income                                   6,673                  --              6,673
Dividend Growth                                     604                  --                604
Global Equity                                       674                  --                674
Columbia Marsico International
 Opportunities Fund VS                          934,705           5,390,309         (4,455,604)
Columbia High Yield Fund VS                     764,560           3,995,574         (3,231,014)
Columbia Marsico Focused Equities Fund
 VS                                           1,508,861           5,526,754         (4,017,893)
Columbia Marsico Growth Fund VS               1,043,877           5,888,811         (4,844,934)
Columbia Marsico 21st Century Fund VS           918,384           1,184,503           (266,119)
Columbia Marsico Midcap Growth Fund VS        1,348,889           8,851,909         (7,503,020)
JPMorgan Insurance Trust Balanced
 Portfolio - 1                                   20,056              17,846              2,210
JPMorgan Insurance Trust Core Bond
 Portfolio - 1                                1,535,148             157,810          1,377,338
JPMorgan Insurance Trust Diversified
 Equity Portfolio - 1                           164,551              89,862             74,689
JPMorgan Insurance Trust Intrepid Mid
 Cap Portfolio - 1                              346,949              31,001            315,948
JPMorgan Insurance Trust Equity Index
 Portfolio - 1                                  768,250             203,267            564,983
JPMorgan Insurance Trust Government Bond
 Portfolio - 1                                  591,933              67,016            524,917
JPMorgan Insurance Trust Intrepid Growth
 Portfolio - 1                                  130,361               4,659            125,702
JPMorgan Insurance Trust Diversified Mid
 Cap Growth Portfolio - 1                       171,504             114,262             57,242
JPMorgan Insurance Trust Diversified Mid
 Cap Value Portfolio - 1                         73,360              93,375            (20,015)
Jennison 20/20 Focus Portfolio                    5,443              10,098             (4,655)
Jennison Portfolio                               14,502              65,016            (50,514)
Prudential Value Portfolio                       15,600              11,315              4,285
Prudential Series International Growth               --              14,575            (14,575)
Legg Mason Partners Variable Capital and
 Income Portfolio                                47,048             283,420           (236,372)
Legg Mason Partners Variable Fundamental
 Value Portfolio                                311,619           1,991,003         (1,679,384)
Legg Mason Partners Variable Global High
 Yield Bond Portfolio                             2,801              70,914            (68,113)
Legg Mason Partners Variable Investors
 Portfolio                                       20,593              86,582            (65,989)
Growth and Income                                20,204                 108             20,096
Comstock                                         22,901                 267             22,634
Wells Fargo Advantage VT Asset
 Allocation Fund                                     --                  --                 --
Wells Fargo Advantage VT Total Return
 Bond Fund                                           --                  --                 --
Wells Fargo Advantage VT Equity Income
 Fund                                               255                 415               (160)
Wells Fargo Advantage VT C&B Large Cap
 Value Fund                                       4,939                  --              4,939
Wells Fargo Advantage VT International
 Core Fund                                           28                 304               (276)
Wells Fargo Advantage VT Large Company
 Growth Fund                                        254                 223                 31
Wells Fargo Advantage VT Small Cap
 Growth Fund                                      2,421                 568              1,853
STI Classic VT Large Cap Growth Stock
 Fund                                           237,230             174,407             62,823
STI Classic VT Large Cap Core Equity
 Fund                                            18,257              34,308            (16,051)
STI Classic VT Mid-Cap Core Equity Fund          14,115              16,655             (2,540)
STI Classic VT Large Cap Value Equity
 Fund                                           298,941              58,200            240,741

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS:

    The following is a summary of units, unit fair value, contract owners' equity, expense ratios, investment income ratios, and total return showing the minimum and maximum contract charges for each series in each Sub-Account that has outstanding units.

                                                      UNIT          CONTRACT
SUB-ACCOUNT                            UNITS      FAIR VALUE #   OWNERS' EQUITY
--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED
 WEALTH STRATEGY PORTFOLIO
 2008  Lowest contract charges             4,406     $7.429046           $32,734
    Highest contract charges                 297      7.327822             2,176
    Remaining contract charges           157,503            --         1,162,727
ALLIANCEBERNSTEIN VPS
 INTERNATIONAL VALUE PORTFOLIO
 2008  Lowest contract charges             1,991      5.159378            10,272
    Highest contract charges                 418      5.088962             2,125
    Remaining contract charges           669,172            --         3,431,466
ALLIANCEBERNSTEIN VPS
 SMALL/MID-CAP VALUE PORTFOLIO
 2008  Lowest contract charges               360      6.719459             2,421
    Highest contract charges                 482      6.627915             3,197
    Remaining contract charges            84,302            --           562,738
ALLIANCEBERNSTEIN VPS VALUE
 PORTFOLIO
 2008  Lowest contract charges             5,039      6.414435            32,322
    Highest contract charges               1,733      6.350732            11,004
    Remaining contract charges             7,135            --            45,588
ALLIANCEBERNSTEIN VPS
 INTERNATIONAL GROWTH PORTFOLIO
 2008  Lowest contract charges            41,382      5.454337           225,713
    Highest contract charges                 404      5.397825             2,182
    Remaining contract charges            99,788            --           541,338
AIM V.I. BASIC VALUE FUND
 2008  Lowest contract charges            13,134      0.736367             9,671
    Highest contract charges              20,183      0.665662            13,435
    Remaining contract charges        48,395,430            --        33,692,738
 2007  Lowest contract charges            13,149      1.539735            20,246
    Highest contract charges              20,190      1.415834            28,586
    Remaining contract charges        55,682,375            --        81,930,367
 2006  Lowest contract charges            13,159      1.529265            20,122
    Highest contract charges              19,533      1.430310            27,938
    Remaining contract charges        64,543,850            --        95,224,860
 2005  Lowest contract charges             4,429      1.362431             6,034
    Highest contract charges              15,469      1.296106            20,049
    Remaining contract charges        70,510,230            --        93,589,833
 2004  Lowest contract charges            14,913      1.316677            19,633
    Highest contract charges             338,958      1.258072           426,433
    Remaining contract charges        73,492,934            --        93,997,564

                                                    INVESTMENT
                                      EXPENSE         INCOME            TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**         RETURN***
---------------------------------  -----------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED
 WEALTH STRATEGY PORTFOLIO
 2008  Lowest contract charges          0.70%            2.40%          (28.64)%
    Highest contract charges            1.98%              --           (29.42)%
    Remaining contract charges            --               --               --
ALLIANCEBERNSTEIN VPS
 INTERNATIONAL VALUE PORTFOLIO
 2008  Lowest contract charges          0.71%              --           (52.21)%
    Highest contract charges            1.97%              --           (52.73)%
    Remaining contract charges            --               --               --
ALLIANCEBERNSTEIN VPS
 SMALL/MID-CAP VALUE PORTFOLIO
 2008  Lowest contract charges          0.67%              --           (37.81)%
    Highest contract charges            1.98%              --           (38.49)%
    Remaining contract charges            --               --               --
ALLIANCEBERNSTEIN VPS VALUE
 PORTFOLIO
 2008  Lowest contract charges          1.05%              --           (39.30)%
    Highest contract charges            1.99%              --           (39.78)%
    Remaining contract charges            --               --               --
ALLIANCEBERNSTEIN VPS
 INTERNATIONAL GROWTH PORTFOLIO
 2008  Lowest contract charges          1.02%              --           (47.88)%
    Highest contract charges            1.98%              --           (48.31)%
    Remaining contract charges            --               --               --
AIM V.I. BASIC VALUE FUND
 2008  Lowest contract charges          0.85%            0.91%          (52.18)%
    Highest contract charges            2.56%            0.90%          (52.98)%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          0.85%            0.60%            0.69%
    Highest contract charges            2.54%            0.61%           (1.01)%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          0.85%            0.42%           12.25%
    Highest contract charges            2.55%            0.41%           10.35%
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          0.83%            0.32%            9.20%
    Highest contract charges            2.52%            0.17%            3.08%
    Remaining contract charges            --               --               --
 2004  Lowest contract charges          0.94%              --            10.02%
    Highest contract charges            2.46%              --             8.33%
    Remaining contract charges            --               --               --

-------------------------------------------------------------------------------

                                                      UNIT          CONTRACT
SUB-ACCOUNT                            UNITS      FAIR VALUE #   OWNERS' EQUITY
--------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION
 FUND
 2008  Lowest contract charges             1,414     $6.563072            $9,282
    Highest contract charges               9,198      0.819924             7,541
    Remaining contract charges        22,104,905            --        18,740,521
 2007  Lowest contract charges             1,405      1.606895             2,257
    Highest contract charges               8,611      1.462664            12,595
    Remaining contract charges        26,715,736            --        39,695,090
 2006  Lowest contract charges             1,405      1.448235             2,040
    Highest contract charges               8,071      1.339480            10,811
    Remaining contract charges        31,670,543            --        42,945,669
 2005  Lowest contract charges             1,406      1.375395             1,934
    Highest contract charges              14,540      1.293952            18,815
    Remaining contract charges        14,335,563            --        18,104,870
 2004  Lowest contract charges             3,083      1.275804             3,933
    Highest contract charges                 545      1.218998               665
    Remaining contract charges        14,608,245            --        17,212,008
AIM V.I. CORE EQUITY FUND
 2008  Lowest contract charges               269      8.890218             2,393
    Highest contract charges                  16      8.328570               129
    Remaining contract charges         9,307,730            --        70,264,685
 2007  Lowest contract charges               269     12.834710             3,458
    Highest contract charges               1,063     12.230262            12,996
    Remaining contract charges        11,195,683            --       118,268,284
 2006  Lowest contract charges               271     11.972479             3,230
    Highest contract charges                 891     11.604187            10,340
    Remaining contract charges        12,693,990            --       123,078,967
 2005  Lowest contract charges                94     10.346561               972
    Highest contract charges                 297     10.204436             3,027
    Remaining contract charges            18,666            --           191,463
AIM V.I. GOVERNMENT SECURITIES
 FUND
 2008  Lowest contract charges           118,115      1.325847           156,603
    Highest contract charges             368,983      1.198564           442,250
    Remaining contract charges       325,787,602            --       410,044,244
 2007  Lowest contract charges            74,927      1.190613            89,209
    Highest contract charges              72,103      1.094766            78,936
    Remaining contract charges       276,372,121            --       315,294,143
 2006  Lowest contract charges             5,947      1.129202             6,715
    Highest contract charges              32,415      1.056100            34,234
    Remaining contract charges       211,441,876            --       230,543,331
 2005  Lowest contract charges             6,162      1.113189             6,859
    Highest contract charges           1,605,015      1.047274         1,680,890
    Remaining contract charges       168,644,111            --       180,709,907
 2004  Lowest contract charges            19,935      1.105472            22,035
    Highest contract charges             348,325      1.056247           367,917
    Remaining contract charges       118,099,582            --       126,808,385

                                                    INVESTMENT
                                      EXPENSE         INCOME            TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**         RETURN***
---------------------------------  -----------------------------------------------
AIM V.I. CAPITAL APPRECIATION
 FUND
 2008  Lowest contract charges          0.71%              --           (37.46)%
    Highest contract charges            2.56%              --           (43.94)%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          0.97%              --            10.96%
    Highest contract charges            2.54%              --             9.20%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          0.94%            0.06%            5.30%
    Highest contract charges            2.54%            0.10%            3.62%
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          0.97%            0.33%            7.81%
    Highest contract charges            2.47%            0.06%            6.15%
    Remaining contract charges            --               --               --
 2004  Lowest contract charges          0.94%              --             5.62%
    Highest contract charges            2.41%              --             3.99%
    Remaining contract charges            --               --               --
AIM V.I. CORE EQUITY FUND
 2008  Lowest contract charges          0.86%            0.33%          (30.73)%
    Highest contract charges            2.61%            0.09%          (31.90)%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          0.85%            1.13%            7.20%
    Highest contract charges            2.54%            1.17%            5.40%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          0.86%            0.64%           15.72%
    Highest contract charges            2.53%            0.85%           13.77%
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          0.91%           13.82%            7.33%
    Highest contract charges            2.44%            4.86%            6.16%
    Remaining contract charges            --               --               --
AIM V.I. GOVERNMENT SECURITIES
 FUND
 2008  Lowest contract charges          0.85%            4.76%           11.36%
    Highest contract charges            2.51%            8.58%            9.48%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          0.84%            8.17%            5.44%
    Highest contract charges            2.52%            3.80%            3.66%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          0.84%           10.24%            2.67%
    Highest contract charges            2.53%            5.88%            0.94%
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          0.96%            1.72%            0.70%
    Highest contract charges            2.47%            5.14%            0.85%
    Remaining contract charges            --               --               --
 2004  Lowest contract charges          0.95%            4.23%            1.59%
    Highest contract charges            2.45%            8.85%            0.03%
    Remaining contract charges            --               --               --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                      UNIT          CONTRACT
SUB-ACCOUNT                            UNITS      FAIR VALUE #   OWNERS' EQUITY
--------------------------------------------------------------------------------
AIM V.I. HIGH YIELD FUND
 2008  Lowest contract charges           156,379     $0.960119          $150,142
    Highest contract charges              56,016      0.909386            50,940
    Remaining contract charges           581,430            --           540,377
 2007  Lowest contract charges           217,215      1.314284           285,483
    Highest contract charges             129,482      1.254847           162,480
    Remaining contract charges           673,533            --           861,690
 2006  Lowest contract charges           249,291      1.320408           329,164
    Highest contract charges             131,068      1.270812           166,563
    Remaining contract charges           863,769            --         1,115,302
 2005  Lowest contract charges           288,284      1.212824           349,637
    Highest contract charges             106,920      1.176633           125,805
    Remaining contract charges         1,073,299            --         1,278,697
 2004  Lowest contract charges           422,299      1.201005           507,185
    Highest contract charges               5,724      1.174516             6,722
    Remaining contract charges         1,174,916            --         1,392,801
AIM V.I. INTERNATIONAL GROWTH
 FUND
 2008  Lowest contract charges               402      6.433855             2,585
    Highest contract charges              18,422      1.289787            23,760
    Remaining contract charges        39,229,564            --        56,247,945
 2007  Lowest contract charges            36,254      2.413489            87,498
    Highest contract charges               8,081      2.219333            17,933
    Remaining contract charges        32,726,816            --        75,854,098
 2006  Lowest contract charges             8,403      2.121749            17,832
    Highest contract charges             312,363      1.987459           620,810
    Remaining contract charges        21,663,673            --        44,398,595
 2005  Lowest contract charges           629,932      1.661728         1,046,775
    Highest contract charges             207,228      1.589077           329,301
    Remaining contract charges        13,292,941            --        21,579,639
 2004  Lowest contract charges           257,992      1.428246           368,476
    Highest contract charges               2,706      1.381589             3,739
    Remaining contract charges         5,091,769            --         7,142,795

                                                    INVESTMENT
                                      EXPENSE         INCOME            TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**         RETURN***
---------------------------------  -----------------------------------------------
AIM V.I. HIGH YIELD FUND
 2008  Lowest contract charges          1.71%            7.28%          (26.95)%
    Highest contract charges            2.51%            4.89%          (27.53)%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          1.70%            6.57%           (0.46)%
    Highest contract charges            2.49%            7.17%           (1.26)%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          1.70%            7.84%            8.87%
    Highest contract charges            2.50%            9.48%            8.00%
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          1.70%            7.79%            0.98%
    Highest contract charges            2.46%           17.65%            0.18%
    Remaining contract charges            --               --               --
 2004  Lowest contract charges          1.70%            3.27%            9.37%
    Highest contract charges            2.49%            3.75%            8.50%
    Remaining contract charges            --               --               --
AIM V.I. INTERNATIONAL GROWTH
 FUND
 2008  Lowest contract charges          0.69%            1.32%          (37.64)%
    Highest contract charges            2.55%            0.88%          (41.88)%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          0.84%            0.46%           13.75%
    Highest contract charges            2.23%              --            11.84%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          0.87%            7.34%           27.15%
    Highest contract charges            2.50%            1.25%           25.07%
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          1.34%            0.86%           16.35%
    Highest contract charges            2.45%            1.39%           15.02%
    Remaining contract charges            --               --               --
 2004  Lowest contract charges          1.34%            1.09%           22.34%
    Highest contract charges            2.47%            0.94%           20.95%
    Remaining contract charges            --               --               --

-------------------------------------------------------------------------------

                                                      UNIT          CONTRACT
SUB-ACCOUNT                            UNITS      FAIR VALUE #   OWNERS' EQUITY
--------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND
 2008  Lowest contract charges            84,946     $1.291991          $109,749
    Highest contract charges               6,431      1.167979             7,512
    Remaining contract charges        58,905,654            --        71,983,696
 2007  Lowest contract charges            46,790      1.822898            85,293
    Highest contract charges              11,084      1.676212            18,580
    Remaining contract charges        68,197,872            --       118,721,765
 2006  Lowest contract charges            21,069      1.678202            35,359
    Highest contract charges               5,855      1.569599             9,190
    Remaining contract charges        71,919,884            --       116,362,714
 2005  Lowest contract charges             7,853      1.521487            11,948
    Highest contract charges              15,209      1.447415            22,014
    Remaining contract charges        75,328,078            --       111,600,334
 2004  Lowest contract charges            32,304      1.444712            46,667
    Highest contract charges             184,485      1.380406           254,664
    Remaining contract charges        65,791,466            --        92,311,846
AIM V.I. SMALL CAP EQUITY FUND
 2008  Lowest contract charges             7,604     10.335807            78,597
    Highest contract charges               2,281      9.512314            21,698
    Remaining contract charges         3,181,479            --        31,344,727
 2007  Lowest contract charges           407,985     14.937331         6,094,211
    Highest contract charges               1,947     14.206294            27,665
    Remaining contract charges         1,849,722            --        26,949,711
 2006  Lowest contract charges             5,270     14.579513            76,824
    Highest contract charges               1,084     13.854438            15,024
    Remaining contract charges         1,400,494            --        19,800,925
 2005  Lowest contract charges               114     12.450323             1,423
    Highest contract charges              19,967     12.113955           241,875
    Remaining contract charges           945,925            --        11,607,519
 2004  Lowest contract charges            34,537     11.646808           402,239
    Highest contract charges               3,738     11.488515            42,941
    Remaining contract charges           530,997            --         6,140,237
AIM V.I. LARGE CAP GROWTH FUND
 2008  Lowest contract charges           148,100      7.970578         1,180,440
    Highest contract charges               1,742      7.611709            13,259
    Remaining contract charges         1,481,223            --        11,549,045
 2007  Lowest contract charges           159,815     13.091210         2,092,173
    Highest contract charges               1,660     12.652975            20,999
    Remaining contract charges         1,729,702            --        22,284,082
 2006  Lowest contract charges            94,375     11.474082         1,082,856
    Highest contract charges               1,711     11.223754            19,203
    Remaining contract charges         1,876,606            --        21,306,731
 2005  Lowest contract charges             2,138     10.763925            23,012
    Highest contract charges               3,646     10.674076            38,919
    Remaining contract charges            60,480            --           648,082

                                                    INVESTMENT
                                      EXPENSE         INCOME            TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**         RETURN***
---------------------------------  -----------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND
 2008  Lowest contract charges          0.85%            1.49%          (29.12)%
    Highest contract charges            2.56%            1.15%          (30.32)%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          0.84%            0.27%            8.62%
    Highest contract charges            2.54%            0.26%            6.79%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          0.85%            1.56%           10.30%
    Highest contract charges            2.55%            0.43%            8.44%
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          0.84%            3.07%            9.01%
    Highest contract charges            2.43%            1.03%            4.91%
    Remaining contract charges            --               --               --
 2004  Lowest contract charges          0.95%            0.17%           12.74%
    Highest contract charges            2.47%            0.29%           11.01%
    Remaining contract charges            --               --               --
AIM V.I. SMALL CAP EQUITY FUND
 2008  Lowest contract charges          0.89%              --           (31.96)%
    Highest contract charges            2.56%              --           (33.04)%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          1.34%            0.07%            3.78%
    Highest contract charges            2.52%            0.04%            2.54%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          0.95%              --            16.33%
    Highest contract charges            2.55%              --            14.48%
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          1.27%              --             6.77%
    Highest contract charges            2.47%              --             5.44%
    Remaining contract charges            --               --               --
 2004  Lowest contract charges          1.34%            0.01%            7.94%
    Highest contract charges            2.42%            0.01%            6.71%
    Remaining contract charges            --               --               --
AIM V.I. LARGE CAP GROWTH FUND
 2008  Lowest contract charges          1.35%            0.01%          (39.12)%
    Highest contract charges            2.56%            0.01%          (39.84)%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          1.34%            0.04%           14.09%
    Highest contract charges            2.54%            0.03%           12.73%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          1.35%            0.36%            6.60%
    Highest contract charges            2.53%            0.28%            5.33%
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          1.32%              --            13.83%
    Highest contract charges            2.27%              --            13.08%
    Remaining contract charges            --               --               --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                      UNIT          CONTRACT
SUB-ACCOUNT                            UNITS      FAIR VALUE #   OWNERS' EQUITY
--------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND
 2008  Lowest contract charges             1,442     $5.911614            $8,525
    Highest contract charges              10,059      5.060475            50,901
    Remaining contract charges            88,482            --           465,844
 2007  Lowest contract charges             3,357      9.789131            32,861
    Highest contract charges               4,225      9.765867            41,259
    Remaining contract charges            11,766            --           115,033
AMERICAN FUNDS GLOBAL BOND FUND
 2008  Lowest contract charges            31,899     11.355894           362,246
    Highest contract charges               4,489     10.931491            49,071
    Remaining contract charges         7,298,403            --        81,204,731
 2007  Lowest contract charges            32,523     11.067360           359,940
    Highest contract charges              41,064     10.843071           445,258
    Remaining contract charges         2,745,711            --        30,050,172
 2006  Lowest contract charges            79,113     10.206665           807,470
    Highest contract charges                 127     10.179637             1,294
    Remaining contract charges           204,020            --         2,079,237
AMERICAN FUNDS GLOBAL GROWTH AND
 INCOME FUND
 2008  Lowest contract charges            95,472      7.143265           681,980
    Highest contract charges               2,068      6.817920            14,099
    Remaining contract charges        12,472,218            --        86,972,182
 2007  Lowest contract charges            61,479     12.245550           752,840
    Highest contract charges               5,849     11.888755            69,535
    Remaining contract charges        11,087,960            --       133,690,015
 2006  Lowest contract charges            15,747     10.961310           172,585
    Highest contract charges              19,621     10.828350           212,465
    Remaining contract charges         3,949,183            --        42,995,032
AMERICAN FUNDS ASSET ALLOCATION
 FUND
 2008  Lowest contract charges            31,684     10.886366           344,922
    Highest contract charges               6,550      9.236588            60,498
    Remaining contract charges        30,897,960            --       300,051,138
 2007  Lowest contract charges            20,251     15.575983           315,432
    Highest contract charges               7,457     13.442506           100,235
    Remaining contract charges        35,817,586            --       501,356,573
 2006  Lowest contract charges             9,093     14.742829           134,058
    Highest contract charges              10,842     12.941607           140,311
    Remaining contract charges        35,430,207            --       472,725,601
 2005  Lowest contract charges             3,416     12.967584            44,295
    Highest contract charges              11,106     11.578387           128,589
    Remaining contract charges        32,875,512            --       388,850,776
 2004  Lowest contract charges            31,500     12.192260           384,068
    Highest contract charges             140,955     10.888180         1,534,739
    Remaining contract charges        27,604,737            --       303,881,995

                                                    INVESTMENT
                                      EXPENSE         INCOME            TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**         RETURN***
---------------------------------  -----------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND
 2008  Lowest contract charges          1.03%              --           (43.02)%
    Highest contract charges            2.19%              --           (48.18)%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          0.35%              --             2.47%
    Highest contract charges            0.59%              --             2.35%
    Remaining contract charges            --               --               --
AMERICAN FUNDS GLOBAL BOND FUND
 2008  Lowest contract charges          0.85%            5.30%            2.61%
    Highest contract charges            2.53%            7.67%            0.88%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          0.83%            6.48%            8.30%
    Highest contract charges            2.48%            7.15%            6.53%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          0.33%            1.99%            1.78%
    Highest contract charges            0.61%            2.04%            1.62%
    Remaining contract charges            --               --               --
AMERICAN FUNDS GLOBAL GROWTH AND
 INCOME FUND
 2008  Lowest contract charges          0.85%            2.42%          (41.67)%
    Highest contract charges            2.56%            0.78%          (42.65)%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          0.84%            2.98%           11.72%
    Highest contract charges            2.50%            7.08%            9.83%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          0.63%            1.31%            9.68%
    Highest contract charges            1.85%            1.07%            8.48%
    Remaining contract charges            --               --               --
AMERICAN FUNDS ASSET ALLOCATION
 FUND
 2008  Lowest contract charges          0.85%            3.06%          (30.11)%
    Highest contract charges            2.56%            2.40%          (31.29)%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          0.85%            2.51%            5.65%
    Highest contract charges            2.55%            1.97%            3.87%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          0.85%            2.93%           13.69%
    Highest contract charges            2.55%            2.20%           11.77%
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          0.83%            5.75%           10.09%
    Highest contract charges            2.50%            5.87%            6.39%
    Remaining contract charges            --               --               --
 2004  Lowest contract charges          0.95%            2.06%            7.32%
    Highest contract charges            2.48%            4.16%            5.67%
    Remaining contract charges            --               --               --

-------------------------------------------------------------------------------

                                                      UNIT          CONTRACT
SUB-ACCOUNT                            UNITS      FAIR VALUE #   OWNERS' EQUITY
--------------------------------------------------------------------------------
AMERICAN FUNDS BLUE CHIP INCOME
 AND GROWTH FUND
 2008  Lowest contract charges           263,465     $0.785507          $206,954
    Highest contract charges              54,412      0.708958            38,576
    Remaining contract charges       173,344,993            --       129,043,056
 2007  Lowest contract charges           191,542      1.247705           238,988
    Highest contract charges              50,195      1.145462            57,497
    Remaining contract charges       195,480,163            --       233,324,391
 2006  Lowest contract charges            91,280      1.233362           112,581
    Highest contract charges              41,115      1.151721            47,353
    Remaining contract charges       202,397,116            --       240,929,680
 2005  Lowest contract charges            20,649      1.059379            21,875
    Highest contract charges              23,959      1.006214            24,108
    Remaining contract charges       195,958,735            --       202,234,532
 2004  Lowest contract charges           246,118      1.010226           248,636
    Highest contract charges             848,687      0.963014           817,298
    Remaining contract charges       173,410,785            --       169,988,158
AMERICAN FUNDS BOND FUND
 2008  Lowest contract charges            68,208     13.272523           905,291
    Highest contract charges               6,222     11.336185            70,531
    Remaining contract charges        24,821,207            --       304,359,791
 2007  Lowest contract charges            28,035     14.766189           413,969
    Highest contract charges               7,873     12.828250           100,996
    Remaining contract charges        26,538,780            --       365,091,310
 2006  Lowest contract charges            14,443     14.412511           208,210
    Highest contract charges               7,791     12.735633            99,228
    Remaining contract charges        23,817,715            --       322,290,202
 2005  Lowest contract charges             1,240     13.586510            16,852
    Highest contract charges               3,804     12.211532            46,457
    Remaining contract charges        21,249,400            --       273,375,519
 2004  Lowest contract charges            17,553     13.723684           240,877
    Highest contract charges              51,011     12.337271           629,330
    Remaining contract charges        18,012,718            --       232,492,034

                                                    INVESTMENT
                                      EXPENSE         INCOME            TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**         RETURN***
---------------------------------  -----------------------------------------------
AMERICAN FUNDS BLUE CHIP INCOME
 AND GROWTH FUND
 2008  Lowest contract charges          0.85%            2.56%          (37.04)%
    Highest contract charges            2.55%            1.88%          (38.11)%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          0.85%            2.85%            1.16%
    Highest contract charges            2.54%            2.48%           (0.54)%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          0.85%            0.94%           16.42%
    Highest contract charges            2.55%            1.10%           14.46%
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          0.83%              --            10.76%
    Highest contract charges            2.52%            1.77%            4.54%
    Remaining contract charges            --               --               --
 2004  Lowest contract charges          0.95%            0.67%            8.71%
    Highest contract charges            2.48%            0.76%            7.04%
    Remaining contract charges            --               --               --
AMERICAN FUNDS BOND FUND
 2008  Lowest contract charges          0.85%            7.74%          (10.12)%
    Highest contract charges            2.55%            5.01%          (11.63)%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          0.85%            8.33%            2.45%
    Highest contract charges            2.55%            7.60%            0.73%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          0.85%            4.20%            6.08%
    Highest contract charges            2.55%            3.91%            4.29%
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          0.83%              --             1.99%
    Highest contract charges            2.51%            2.31%            0.97%
    Remaining contract charges            --               --               --
 2004  Lowest contract charges          0.95%            3.86%            4.72%
    Highest contract charges            2.48%            3.61%            3.11%
    Remaining contract charges            --               --               --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                      UNIT          CONTRACT
SUB-ACCOUNT                            UNITS      FAIR VALUE #   OWNERS' EQUITY
--------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH FUND
 2008  Lowest contract charges            11,719    $11.033186          $129,295
    Highest contract charges                 686      7.177236             4,922
    Remaining contract charges         9,066,411            --        86,790,493
 2007  Lowest contract charges            11,047     18.060908           199,520
    Highest contract charges                 710     11.950746             8,483
    Remaining contract charges        10,050,752            --       158,793,254
 2006  Lowest contract charges             5,571     15.860019            88,303
    Highest contract charges             158,950     10.690350         1,699,231
    Remaining contract charges         8,845,154            --       125,201,855
 2005  Lowest contract charges             1,628     13.282208            21,622
    Highest contract charges             134,658      9.101673         1,225,609
    Remaining contract charges         7,790,394            --        93,579,489
 2004  Lowest contract charges             7,631     11.947825            91,171
    Highest contract charges              44,539      8.180564           364,354
    Remaining contract charges         6,533,491            --        70,518,602
AMERICAN FUNDS GROWTH FUND
 2008  Lowest contract charges            74,093      9.340560           692,068
    Highest contract charges              42,650      5.694785           242,881
    Remaining contract charges        91,301,399            --       672,902,434
 2007  Lowest contract charges            55,979     16.813360           941,192
    Highest contract charges              39,001     10.427125           406,671
    Remaining contract charges        96,708,863            --     1,293,149,817
 2006  Lowest contract charges            28,337     15.093084           427,690
    Highest contract charges              23,101      9.520749           219,938
    Remaining contract charges        90,320,629            --     1,090,579,756
 2005  Lowest contract charges             4,752     13.810812            65,627
    Highest contract charges              11,673      8.861284           103,435
    Remaining contract charges        79,425,073            --       886,438,634
 2004  Lowest contract charges            42,471     12.197135           518,021
    Highest contract charges             468,853      7.827248         3,669,828
    Remaining contract charges        65,048,899            --       642,758,376

                                                    INVESTMENT
                                      EXPENSE         INCOME            TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**         RETURN***
---------------------------------  -----------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH FUND
 2008  Lowest contract charges          0.85%            1.90%          (38.91)%
    Highest contract charges            2.56%            1.80%          (39.94)%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          0.85%            3.35%           13.88%
    Highest contract charges            2.51%            2.74%           11.96%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          0.85%            0.96%           19.41%
    Highest contract charges            2.50%            0.87%           17.46%
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          0.83%            0.42%           17.60%
    Highest contract charges            2.48%            0.60%           11.26%
    Remaining contract charges            --               --               --
 2004  Lowest contract charges          0.94%            0.39%           12.41%
    Highest contract charges            2.46%            0.46%           10.69%
    Remaining contract charges            --               --               --
AMERICAN FUNDS GROWTH FUND
 2008  Lowest contract charges          0.85%            0.91%          (44.45)%
    Highest contract charges            2.55%            0.79%          (45.39)%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          0.85%            0.91%           11.40%
    Highest contract charges            2.54%            0.99%            9.52%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          0.85%            1.31%            9.29%
    Highest contract charges            2.55%            0.89%            7.44%
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          0.84%            1.64%           19.29%
    Highest contract charges            2.48%            1.84%           13.27%
    Remaining contract charges            --               --               --
 2004  Lowest contract charges          0.95%            0.18%           11.43%
    Highest contract charges            2.47%            0.31%            9.72%
    Remaining contract charges            --               --               --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME FUND
 2008  Lowest contract charges                   84,806      $10.164721          $862,030
    Highest contract charges                     19,805        8.412561           166,609
    Remaining contract charges               76,719,563              --       677,595,796
 2007  Lowest contract charges                   65,162       16.494469         1,074,817
    Highest contract charges                     20,295       13.885894           281,809
    Remaining contract charges               81,545,744              --     1,175,654,541
 2006  Lowest contract charges                   30,992       15.836641           491,741
    Highest contract charges                     11,471       13.560686           155,556
    Remaining contract charges               77,645,787              --     1,077,756,144
 2005  Lowest contract charges                    5,878       13.864101            81,500
    Highest contract charges                      5,016       12.075123            60,575
    Remaining contract charges               69,325,145              --       846,621,187
 2004  Lowest contract charges                   66,034       13.442572           887,665
    Highest contract charges                    318,876       11.710192         3,734,103
    Remaining contract charges               56,093,003              --       657,483,748
AMERICAN FUNDS INTERNATIONAL FUND
 2008  Lowest contract charges                   35,928       10.739914           385,864
    Highest contract charges                      1,663        7.140203            11,876
    Remaining contract charges               21,021,137              --       200,169,353
 2007  Lowest contract charges                   15,095       18.715376           282,505
    Highest contract charges                        816       12.656410            10,325
    Remaining contract charges               22,750,760              --       382,048,104
 2006  Lowest contract charges                    6,037       15.726302            94,926
    Highest contract charges                    365,767       10.833523         3,962,545
    Remaining contract charges               21,168,172              --       303,228,279
 2005  Lowest contract charges                      304       13.330608             4,054
    Highest contract charges                    204,547        9.335922         1,909,635
    Remaining contract charges               16,402,746              --       201,791,781
 2004  Lowest contract charges                   11,445       11.258248           128,862
    Highest contract charges                     65,212        7.878061           513,741
    Remaining contract charges               12,141,199              --       126,332,462

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME FUND
 2008  Lowest contract charges                0.85%              1.98%             (38.38)%
    Highest contract charges                  2.55%              1.64%             (39.42)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.85%              1.84%               4.15%
    Highest contract charges                  2.54%              2.14%               2.40%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.85%              2.37%              14.23%
    Highest contract charges                  2.55%              1.69%              12.30%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.84%              3.07%               9.51%
    Highest contract charges                  2.52%              2.29%               3.17%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.95%              0.88%               9.33%
    Highest contract charges                  2.47%              1.62%               7.65%
    Remaining contract charges                  --                 --                  --
AMERICAN FUNDS INTERNATIONAL FUND
 2008  Lowest contract charges                0.85%              2.89%             (42.61)%
    Highest contract charges                  2.54%              2.20%             (43.58)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.84%              2.26%              19.01%
    Highest contract charges                  2.53%              2.72%              17.00%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.85%              3.11%              17.97%
    Highest contract charges                  2.50%              1.95%              16.04%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.84%              3.44%              23.72%
    Highest contract charges                  2.48%              2.10%              18.51%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.94%              2.98%              18.19%
    Highest contract charges                  2.47%              2.34%              16.37%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
AMERICAN FUNDS NEW WORLD FUND
 2008  Lowest contract charges                    7,463      $17.624614          $131,533
    Highest contract charges                      1,124       14.217246            15,979
    Remaining contract charges                4,583,912              --        71,603,628
 2007  Lowest contract charges                    6,716       30.846472           207,169
    Highest contract charges                      3,780       25.310667            95,668
    Remaining contract charges                5,104,613              --       140,695,691
 2006  Lowest contract charges                    2,255       23.530316            53,065
    Highest contract charges                     86,947       19.667749         1,710,049
    Remaining contract charges                3,978,305              --        84,459,785
 2005  Lowest contract charges                      181       18.191741             3,284
    Highest contract charges                     47,782       15.208322           726,678
    Remaining contract charges                2,906,114              --        47,451,190
 2004  Lowest contract charges                      589       15.210970             8,943
    Highest contract charges                     16,540       12.914857           213,606
    Remaining contract charges                2,187,806              --        30,241,675
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 2008  Lowest contract charges                   13,324       11.177252           148,927
    Highest contract charges                      1,416        7.836227            11,093
    Remaining contract charges                5,965,073              --        58,862,501
 2007  Lowest contract charges                   11,982       24.253651           290,619
    Highest contract charges                      1,409       17.296552            24,377
    Remaining contract charges                7,070,153              --       152,138,943
 2006  Lowest contract charges                    3,305       20.144150            66,605
    Highest contract charges                    141,109       14.633974         2,064,983
    Remaining contract charges                6,543,184              --       119,065,915
 2005  Lowest contract charges                      766       16.376893            12,548
    Highest contract charges                     88,832       12.095083         1,074,428
    Remaining contract charges                5,643,817              --        84,443,111
 2004  Lowest contract charges                   10,996       13.406321           147,425
    Highest contract charges                     33,221        9.893043           328,654
    Remaining contract charges                4,343,215              --        53,267,193
BB&T MID CAP GROWTH VIF
 2008  Lowest contract charges                   15,669        5.704645            89,384
    Highest contract charges                      5,521        5.680961            31,365
    Remaining contract charges                    4,269              --            24,283
BB&T CAPITAL MANAGER EQUITY VIF
 2008  Lowest contract charges                       33        6.658485               216
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
BB&T LARGE CAP VIF
 2008  Lowest contract charges                    1,486        6.764032            10,049
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
AMERICAN FUNDS NEW WORLD FUND
 2008  Lowest contract charges                0.85%              1.22%             (42.86)%
    Highest contract charges                  2.55%              0.88%             (43.83)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.85%              4.21%              31.09%
    Highest contract charges                  2.48%              6.33%              28.89%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.85%              1.20%              31.47%
    Highest contract charges                  2.50%              1.56%              29.32%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.95%                --               19.60%
    Highest contract charges                  2.48%              1.22%              17.76%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.94%              2.29%              17.68%
    Highest contract charges                  2.47%              2.52%              15.87%
    Remaining contract charges                  --                 --                  --
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 2008  Lowest contract charges                0.85%                --              (53.92)%
    Highest contract charges                  2.56%                --              (54.70)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.84%              3.62%              20.40%
    Highest contract charges                  2.49%              4.10%              18.37%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.85%              0.52%              23.00%
    Highest contract charges                  2.50%              0.48%              20.99%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.84%              0.25%              24.21%
    Highest contract charges                  2.48%              0.92%              22.26%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.94%                --               19.74%
    Highest contract charges                  2.46%                --               17.90%
    Remaining contract charges                  --                 --                  --
BB&T MID CAP GROWTH VIF
 2008  Lowest contract charges                1.04%                --              (46.64)%
    Highest contract charges                  1.45%                --              (46.82)%
    Remaining contract charges                  --                 --                  --
BB&T CAPITAL MANAGER EQUITY VIF
 2008  Lowest contract charges                0.63%             44.26%             (35.99)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
BB&T LARGE CAP VIF
 2008  Lowest contract charges                1.30%              2.29%             (35.07)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
BB&T SPECIAL OPPORTUNITIES EQUITY VIF
 2008  Lowest contract charges                   48,591       $6.719519          $326,506
    Highest contract charges                      1,605        6.652817            10,676
    Remaining contract charges                  122,671              --           820,978
BB&T TOTAL RETURN BOND VIF
 2008  Lowest contract charges                   21,257       10.041380           213,447
    Highest contract charges                      1,066        9.941791            10,593
    Remaining contract charges                   34,510              --           345,169
COLUMBIA ASSET ALLOCATION VS FUND
 2008  Lowest contract charges                1,440,481        0.831921         1,198,366
    Highest contract charges                     25,402        0.787961            20,016
    Remaining contract charges                3,718,422              --         3,002,779
 2007  Lowest contract charges                1,872,849        1.180583         2,211,054
    Highest contract charges                     45,656        1.127195            51,463
    Remaining contract charges                4,831,226              --         5,560,618
 2006  Lowest contract charges                2,135,920        1.099916         2,349,334
    Highest contract charges                     25,402        1.058605            26,890
    Remaining contract charges                5,703,136              --         6,140,353
COLUMBIA SMALL COMPANY GROWTH VS FUND
 2008  Lowest contract charges                2,073,138        0.788228         1,634,105
    Highest contract charges                      9,133        0.744658             6,801
    Remaining contract charges                9,148,845              --         6,980,597
 2007  Lowest contract charges                2,501,808        1.354933         3,389,782
    Highest contract charges                      1,206        1.291004             1,557
    Remaining contract charges               12,412,440              --        16,360,791
 2006  Lowest contract charges                3,103,781        1.214678         3,770,094
    Highest contract charges                    443,797        1.169031           518,812
    Remaining contract charges               14,695,394              --        17,454,730
COLUMBIA LARGE CAP VALUE VS FUND
 2008  Lowest contract charges                3,061,773        0.812983         2,489,170
    Highest contract charges                     60,617        0.768066            46,558
    Remaining contract charges               15,779,643              --        12,415,352
 2007  Lowest contract charges                3,866,530        1.314135         5,081,142
    Highest contract charges                     21,708        1.252159            27,182
    Remaining contract charges               21,869,297              --        27,948,265
 2006  Lowest contract charges                   28,571        1.306154            37,318
    Highest contract charges                  1,052,999        1.252160         1,318,524
    Remaining contract charges               29,680,267              --        37,891,420

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
BB&T SPECIAL OPPORTUNITIES EQUITY VIF
 2008  Lowest contract charges                1.04%              0.26%             (36.71)%
    Highest contract charges                  1.89%              1.68%             (37.22)%
    Remaining contract charges                  --                 --                  --
BB&T TOTAL RETURN BOND VIF
 2008  Lowest contract charges                1.04%              3.37%               0.39%
    Highest contract charges                  1.90%              3.14%              (0.41)%
    Remaining contract charges                  --                 --                  --
COLUMBIA ASSET ALLOCATION VS FUND
 2008  Lowest contract charges                1.70%              3.50%             (29.53)%
    Highest contract charges                  2.51%              3.37%             (30.10)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.70%              2.91%               7.33%
    Highest contract charges                  2.49%              3.07%               6.48%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.16%              2.08%               4.87%
    Highest contract charges                  1.70%              2.54%               4.31%
    Remaining contract charges                  --                 --                  --
COLUMBIA SMALL COMPANY GROWTH VS FUND
 2008  Lowest contract charges                1.71%                --              (41.83)%
    Highest contract charges                  2.53%                --              (42.32)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.70%                --               11.55%
    Highest contract charges                  2.23%                --               10.60%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.16%                --               (5.42)%
    Highest contract charges                  1.70%                --               (5.93)%
    Remaining contract charges                  --                 --                  --
COLUMBIA LARGE CAP VALUE VS FUND
 2008  Lowest contract charges                1.71%              2.38%             (38.14)%
    Highest contract charges                  2.54%              2.94%             (38.66)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.70%              1.44%               1.00%
    Highest contract charges                  2.23%                --                0.15%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.73%              5.29%              16.60%
    Highest contract charges                  1.70%              1.37%               6.86%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
EVERGREEN VA DIVERSIFIED CAPITAL
 BUILDER FUND
 2008  Lowest contract charges                    2,320       $5.849215           $13,571
    Highest contract charges                      1,328        0.545565               724
    Remaining contract charges                  750,620              --           448,915
 2007  Lowest contract charges                   47,654        1.104691            52,643
    Highest contract charges                      1,291        1.026684             1,326
    Remaining contract charges                  638,441              --           679,506
 2006  Lowest contract charges                   29,320        1.049553            30,773
    Highest contract charges                      3,330        0.986711             3,286
    Remaining contract charges                  326,621              --           331,911
 2005  Lowest contract charges                    5,024        0.968453             4,865
    Highest contract charges                     29,762        0.920995            27,411
    Remaining contract charges                   93,066              --            86,874
EVERGREEN VA GROWTH FUND
 2008  Lowest contract charges                  251,562        0.913474           229,795
    Highest contract charges                     22,659        0.613641            13,904
    Remaining contract charges                1,626,240              --         1,113,071
 2007  Lowest contract charges                  256,017        1.572762           402,653
    Highest contract charges                     21,820        1.068772            23,321
    Remaining contract charges                1,677,174              --         1,981,353
 2006  Lowest contract charges                  152,313        1.435554           218,653
    Highest contract charges                     18,026        0.986828            17,789
    Remaining contract charges                1,178,550              --         1,284,639
 2005  Lowest contract charges                   38,637        1.310456            50,633
    Highest contract charges                      6,964        0.911255             6,346
    Remaining contract charges                  355,953              --           381,008
EVERGREEN VA INTERNATIONAL EQUITY FUND
 2008  Lowest contract charges                  209,007        1.312121           274,242
    Highest contract charges                     47,997        0.756032            36,288
    Remaining contract charges                1,667,878              --         1,415,288
 2007  Lowest contract charges                  175,346        2.272957           398,554
    Highest contract charges                     50,700        1.324838            67,169
    Remaining contract charges                1,225,677              --         1,831,837
 2006  Lowest contract charges                  116,173        2.003304           232,729
    Highest contract charges                     47,763        1.181155            56,415
    Remaining contract charges                  772,864              --         1,015,664
 2005  Lowest contract charges                   15,966        1.648684            26,324
    Highest contract charges                     48,849        0.983301            48,033
    Remaining contract charges                  270,219              --           300,482

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
EVERGREEN VA DIVERSIFIED CAPITAL
 BUILDER FUND
 2008  Lowest contract charges                0.93%                --              (45.30)%
    Highest contract charges                  2.43%                --              (46.86)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.34%              4.82%               5.25%
    Highest contract charges                  2.51%              3.03%               4.05%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.36%              3.92%               8.37%
    Highest contract charges                  2.50%              3.01%               7.14%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.35%              2.48%               6.62%
    Highest contract charges                  2.48%              1.90%               5.81%
    Remaining contract charges                  --                 --                  --
EVERGREEN VA GROWTH FUND
 2008  Lowest contract charges                1.35%              0.03%             (41.92)%
    Highest contract charges                  2.51%              0.03%             (42.58)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.34%                --                9.56%
    Highest contract charges                  2.49%                --                8.30%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.35%                --                9.55%
    Highest contract charges                  2.50%                --                8.29%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.31%                --               16.46%
    Highest contract charges                  2.44%                --               15.57%
    Remaining contract charges                  --                 --                  --
EVERGREEN VA INTERNATIONAL EQUITY FUND
 2008  Lowest contract charges                1.35%                --              (42.27)%
    Highest contract charges                  2.51%                --              (42.93)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.34%              3.14%              13.46%
    Highest contract charges                  2.49%              2.59%              12.17%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.35%              4.69%              21.51%
    Highest contract charges                  2.50%              3.76%              20.12%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.28%             14.32%              16.57%
    Highest contract charges                  2.44%              4.43%              15.69%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
 2008  Lowest contract charges                      697       $8.077427            $5,631
    Highest contract charges                     20,071        0.494777             9,931
    Remaining contract charges                  258,142              --           145,835
 2007  Lowest contract charges                  127,971        0.939459           120,223
    Highest contract charges                      2,746        0.926225             2,543
    Remaining contract charges                  177,566              --           131,910
 2006  Lowest contract charges                   26,854        0.850503            22,840
    Highest contract charges                      2,857        0.842721             2,407
    Remaining contract charges                  158,956              --           107,682
 2005  Lowest contract charges                    7,362        0.811784             5,977
    Highest contract charges                     49,541        0.625043            30,965
    Remaining contract charges                       --              --                --
EVERGREEN VA SPECIAL VALUES FUND
 2008  Lowest contract charges                   18,893        7.101381           134,165
    Highest contract charges                    146,118        0.958172           140,007
    Remaining contract charges               11,332,376              --        12,376,381
 2007  Lowest contract charges                1,650,958        1.952678         3,223,790
    Highest contract charges                    154,078        1.430216           220,365
    Remaining contract charges                9,830,581              --        15,226,006
 2006  Lowest contract charges                1,124,999        2.140076         2,407,587
    Highest contract charges                    147,871        1.585609           234,465
    Remaining contract charges                7,072,054              --        12,258,325
 2005  Lowest contract charges                  259,683        1.784602           463,431
    Highest contract charges                     72,143        1.337525            96,493
    Remaining contract charges                2,642,940              --         3,996,291
EVERGREEN VA FUNDAMENTAL LARGE CAP
 FUND
 2008  Lowest contract charges                   88,112        7.417026           653,529
    Highest contract charges                      1,466        7.343408            10,767
    Remaining contract charges                2,492,521              --         2,568,209
 2007  Lowest contract charges                   21,930        1.457076            31,953
    Highest contract charges                    101,482        1.331900           135,164
    Remaining contract charges                  573,973              --           819,697
 2006  Lowest contract charges                   32,304        1.363805            44,057
    Highest contract charges                     39,424        1.257282            49,567
    Remaining contract charges                  481,250              --           646,078
 2005  Lowest contract charges                    2,628        1.224825             3,219
    Highest contract charges                     18,328        1.221742            22,391
    Remaining contract charges                    6,235              --             7,589
FIDELITY VIP GROWTH PORTFOLIO
 2008  Lowest contract charges                   10,064        5.861477            58,991
    Highest contract charges                        812        5.802725             4,709
    Remaining contract charges                   30,265              --           176,421

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
EVERGREEN VA OMEGA FUND
 2008  Lowest contract charges                1.04%                --              (26.39)%
    Highest contract charges                  2.15%                --              (28.78)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.34%              0.57%              10.46%
    Highest contract charges                  1.83%              0.56%               9.91%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.35%                --                4.59%
    Highest contract charges                  1.85%                --                4.07%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.52%                --               12.59%
    Highest contract charges                  1.59%                --               12.51%
    Remaining contract charges                  --                 --                  --
EVERGREEN VA SPECIAL VALUES FUND
 2008  Lowest contract charges                1.02%              1.55%             (31.98)%
    Highest contract charges                  2.50%              1.12%             (33.01)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.34%              1.63%              (8.76)%
    Highest contract charges                  2.49%              1.52%              (9.80)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.35%              1.21%              19.92%
    Highest contract charges                  2.49%              0.89%              18.55%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.31%              4.60%              14.80%
    Highest contract charges                  2.44%              2.82%              13.93%
    Remaining contract charges                  --                 --                  --
EVERGREEN VA FUNDAMENTAL LARGE CAP
 FUND
 2008  Lowest contract charges                1.02%              4.85%             (31.02)%
    Highest contract charges                  1.91%             16.03%             (31.57)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.35%              0.81%               6.84%
    Highest contract charges                  2.18%              1.28%               5.94%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.34%              2.34%              11.16%
    Highest contract charges                  2.20%              2.60%              10.22%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.49%              3.52%               9.52%
    Highest contract charges                  1.83%              1.91%               9.30%
    Remaining contract charges                  --                 --                  --
FIDELITY VIP GROWTH PORTFOLIO
 2008  Lowest contract charges                1.04%              1.17%             (43.29)%
    Highest contract charges                  2.03%              3.66%             (43.74)%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND(R) PORTFOLIO
 2008  Lowest contract charges                   17,756       $6.378773          $113,259
    Highest contract charges                        727        6.291088             4,570
    Remaining contract charges                1,229,754              --         7,794,035
FIDELITY VIP MID CAP PORTFOLIO
 2008  Lowest contract charges                    2,243        6.461003            14,489
    Highest contract charges                      3,769        6.374875            24,030
    Remaining contract charges                  874,744              --         5,615,009
FIDELITY VIP VALUE STRATEGIES
 PORTFOLIO
 2008  Lowest contract charges                    8,866        5.349991            47,430
    Highest contract charges                        595        5.294088             3,151
    Remaining contract charges                   45,602              --           242,692
FIDELITY VIP DYNAMIC CAPITAL
 APPRECIATION PORTFOLIO
 2008  Lowest contract charges                    2,356        6.404294            15,085
    Highest contract charges                      7,888        6.356132            50,138
    Remaining contract charges                    5,191              --            33,097
FRANKLIN RISING DIVIDENDS SECURITIES
 FUND
 2008  Lowest contract charges                   29,552       11.000356           325,085
    Highest contract charges                      4,862       10.091165            49,062
    Remaining contract charges               25,304,822              --       267,330,923
 2007  Lowest contract charges                   22,530       15.218488           342,877
    Highest contract charges                      4,353       14.200576            61,821
    Remaining contract charges               27,328,052              --       402,546,450
 2006  Lowest contract charges                    8,997       15.772306           141,877
    Highest contract charges                      2,203       14.969769            32,978
    Remaining contract charges               21,506,548              --       330,674,817
 2005  Lowest contract charges                      871       13.581424            11,827
    Highest contract charges                      1,698       13.111329            22,258
    Remaining contract charges               14,583,801              --       194,671,832
 2004  Lowest contract charges                    5,943       13.343129            79,254
    Highest contract charges                    111,923       13.010868         1,456,211
    Remaining contract charges                8,292,825              --       109,031,559

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
FIDELITY VIP CONTRAFUND(R) PORTFOLIO
 2008  Lowest contract charges                0.71%              3.06%             (39.95)%
    Highest contract charges                  1.99%              5.76%             (40.61)%
    Remaining contract charges                  --                 --                  --
FIDELITY VIP MID CAP PORTFOLIO
 2008  Lowest contract charges                0.70%              0.73%             (37.06)%
    Highest contract charges                  2.02%              0.44%             (37.73)%
    Remaining contract charges                  --                 --                  --
FIDELITY VIP VALUE STRATEGIES
 PORTFOLIO
 2008  Lowest contract charges                1.03%              2.75%             (48.87)%
    Highest contract charges                  1.99%              4.86%             (49.30)%
    Remaining contract charges                  --                 --                  --
FIDELITY VIP DYNAMIC CAPITAL
 APPRECIATION PORTFOLIO
 2008  Lowest contract charges                1.03%              1.21%             (37.82)%
    Highest contract charges                  1.80%              0.83%             (38.19)%
    Remaining contract charges                  --                 --                  --
FRANKLIN RISING DIVIDENDS SECURITIES
 FUND
 2008  Lowest contract charges                0.85%              1.75%             (27.72)%
    Highest contract charges                  2.55%              1.73%             (28.94)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.85%              2.11%              (3.51)%
    Highest contract charges                  2.54%              1.85%              (5.14)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.85%              1.18%              16.13%
    Highest contract charges                  2.55%              1.00%              14.17%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.83%                --                5.93%
    Highest contract charges                  2.53%              1.61%               0.82%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.94%              0.71%               9.95%
    Highest contract charges                  2.47%              0.49%               8.26%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES FUND
 2008  Lowest contract charges                   94,680      $11.435856        $1,082,746
    Highest contract charges                      9,275       10.385353            96,327
    Remaining contract charges               77,300,374              --       835,330,152
 2007  Lowest contract charges                   73,282       16.395959         1,201,526
    Highest contract charges                     11,939       15.145488           180,828
    Remaining contract charges               83,514,119              --     1,319,488,408
 2006  Lowest contract charges                   33,408       15.937182           532,424
    Highest contract charges                     11,079       14.974072           165,894
    Remaining contract charges               68,055,726              --     1,052,893,588
 2005  Lowest contract charges                    6,361       13.593697            86,464
    Highest contract charges                      7,475       12.991094            97,111
    Remaining contract charges               51,728,813              --       688,265,865
 2004  Lowest contract charges                    7,534       13.642332           102,782
    Highest contract charges                    225,859       13.122761         2,963,897
    Remaining contract charges               29,949,118              --       399,400,715
FRANKLIN LARGE CAP GROWTH SECURITIES
 FUND
 2008  Lowest contract charges                    2,097        8.326926            17,459
    Highest contract charges                        190        7.561687             1,439
    Remaining contract charges                6,149,864              --        48,675,154
 2007  Lowest contract charges                    2,065       12.827021            26,483
    Highest contract charges                         68       11.848456               808
    Remaining contract charges                7,056,138              --        86,825,462
 2006  Lowest contract charges                       37       12.177757               461
    Highest contract charges                         68       11.441566               781
    Remaining contract charges                6,502,337              --        76,642,060
 2005  Lowest contract charges                  541,016       11.028606         5,966,657
    Highest contract charges                     60,857       10.594401           644,746
    Remaining contract charges                4,566,383              --        49,282,808
 2004  Lowest contract charges                      217       11.174616             2,439
    Highest contract charges                     14,152       10.748796           152,115
    Remaining contract charges                3,164,948              --        34,515,753

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
FRANKLIN INCOME SECURITIES FUND
 2008  Lowest contract charges                0.85%              5.42%             (30.25)%
    Highest contract charges                  2.56%              5.41%             (31.43)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.85%              3.23%               2.88%
    Highest contract charges                  2.54%              3.12%               1.15%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.85%              3.65%              17.24%
    Highest contract charges                  2.55%              4.00%              15.26%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.83%              2.03%               4.02%
    Highest contract charges                  2.51%              0.98%               0.95%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.94%              3.03%              12.78%
    Highest contract charges                  2.47%              2.82%              11.05%
    Remaining contract charges                  --                 --                  --
FRANKLIN LARGE CAP GROWTH SECURITIES
 FUND
 2008  Lowest contract charges                0.85%              1.27%             (35.08)%
    Highest contract charges                  2.07%              0.39%             (36.18)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.82%              0.10%               5.33%
    Highest contract charges                  2.57%              0.73%               3.56%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.95%                --                9.96%
    Highest contract charges                  2.51%              0.93%               8.11%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.34%              0.58%               0.30%
    Highest contract charges                  2.47%              0.48%               1.44%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.94%              0.69%               6.91%
    Highest contract charges                  2.47%              0.39%               5.27%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
FRANKLIN GLOBAL REAL ESTATE SECURITIES
 FUND
 2008  Lowest contract charges                   56,403      $12.606898          $711,068
    Highest contract charges                        466       10.630848             4,958
    Remaining contract charges                   80,277              --           967,464
 2007  Lowest contract charges                   98,366       22.193451         2,183,091
    Highest contract charges                        692       20.767079            14,362
    Remaining contract charges                  113,651              --         2,420,140
 2006  Lowest contract charges                  114,766       28.439936         3,263,902
    Highest contract charges                        692       26.866489            18,585
    Remaining contract charges                  153,759              --         4,202,538
 2005  Lowest contract charges                  135,819       23.916634         3,248,336
    Highest contract charges                        692       22.809046            15,783
    Remaining contract charges                  183,911              --         4,238,338
 2004  Lowest contract charges                  163,732       21.373611         3,499,540
    Highest contract charges                        703       20.578259            14,465
    Remaining contract charges                  220,761              --         4,569,790
FRANKLIN SMALL-MID CAP GROWTH
 SECURITIES FUND
 2008  Lowest contract charges                   15,564        8.215174           127,858
    Highest contract charges                     11,030        4.482015            49,438
    Remaining contract charges               10,801,032              --        68,920,786
 2007  Lowest contract charges                   13,533       14.408266           194,991
    Highest contract charges                      5,738        7.996026            45,877
    Remaining contract charges               11,430,681              --       128,576,387
 2006  Lowest contract charges                    6,948       13.062801            90,794
    Highest contract charges                      4,625        7.373627            34,103
    Remaining contract charges               11,016,113              --       113,349,235
 2005  Lowest contract charges                      780       12.120647             9,455
    Highest contract charges                      3,530        6.959172            24,568
    Remaining contract charges               10,588,793              --       102,124,884
 2004  Lowest contract charges                    1,897       11.869463            22,508
    Highest contract charges                     71,934        6.816177           490,318
    Remaining contract charges                9,722,180              --        92,613,848
FRANKLIN SMALL CAP VALUE SECURITIES
 FUND
 2008  Lowest contract charges                    1,904        6.154292            11,717
    Highest contract charges                        544        6.021529             3,275
    Remaining contract charges                1,002,250              --         6,287,545
 2007  Lowest contract charges                    3,088        9.253378            28,574
    Highest contract charges                        544        9.230086             5,023
    Remaining contract charges                   12,549              --           115,993

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
FRANKLIN GLOBAL REAL ESTATE SECURITIES
 FUND
 2008  Lowest contract charges                1.41%              1.04%             (43.20)%
    Highest contract charges                  2.50%              1.19%             (43.82)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%              2.30%             (21.96)%
    Highest contract charges                  2.35%              2.26%             (22.70)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%              2.05%              18.91%
    Highest contract charges                  2.35%              1.98%              17.79%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              1.42%              11.90%
    Highest contract charges                  2.34%              1.39%              10.84%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%              1.87%              29.97%
    Highest contract charges                  2.35%              1.89%              28.74%
    Remaining contract charges                  --                 --                  --
FRANKLIN SMALL-MID CAP GROWTH
 SECURITIES FUND
 2008  Lowest contract charges                0.85%                --              (42.98)%
    Highest contract charges                  2.55%                --              (43.95)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.85%                --               10.30%
    Highest contract charges                  2.54%                --                8.44%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.85%                --                7.77%
    Highest contract charges                  2.55%                --                5.96%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.83%                --               15.29%
    Highest contract charges                  2.43%                --                2.15%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.95%                --               10.42%
    Highest contract charges                  2.48%                --                8.72%
    Remaining contract charges                  --                 --                  --
FRANKLIN SMALL CAP VALUE SECURITIES
 FUND
 2008  Lowest contract charges                0.84%              0.85%             (33.59)%
    Highest contract charges                  2.55%              1.76%             (34.71)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.36%                --               (0.01)%
    Highest contract charges                  0.61%                --               (0.13)%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
FRANKLIN STRATEGIC INCOME SECURITIES
 FUND
 2008  Lowest contract charges                    4,231       $8.778651           $37,143
    Highest contract charges                      2,123       12.729023            27,027
    Remaining contract charges               15,646,835              --       208,090,949
 2007  Lowest contract charges                   21,176       16.963013           359,205
    Highest contract charges                      2,685       14.676700            39,410
    Remaining contract charges               14,419,237              --       225,325,293
 2006  Lowest contract charges                    6,276       16.108811           101,072
    Highest contract charges                      2,043       14.176524            28,968
    Remaining contract charges               12,268,338              --       183,518,260
 2005  Lowest contract charges                      559       14.972815             8,372
    Highest contract charges                      1,100       13.402661            14,737
    Remaining contract charges               10,290,707              --       144,203,380
 2004  Lowest contract charges                    3,038       15.102795            45,897
    Highest contract charges                     47,514       13.521731           642,473
    Remaining contract charges                7,548,776              --       105,994,364
MUTUAL SHARES SECURITIES FUND
 2008  Lowest contract charges                   70,645       12.581516           888,824
    Highest contract charges                     18,232       10.174951           185,510
    Remaining contract charges               42,382,285              --       453,323,902
 2007  Lowest contract charges                   54,739       20.176053         1,104,424
    Highest contract charges                     20,374       16.597302           338,150
    Remaining contract charges               47,022,292              --       822,849,078
 2006  Lowest contract charges                   20,877       19.664073           410,501
    Highest contract charges                      9,334       16.453485           153,584
    Remaining contract charges               42,025,519              --       718,384,455
 2005  Lowest contract charges                    3,463       16.752733            58,007
    Highest contract charges                      3,478       14.257743            49,590
    Remaining contract charges               34,585,852              --       505,438,067
 2004  Lowest contract charges                    8,663       15.549701           134,691
    Highest contract charges                    149,130       13.236404         1,973,943
    Remaining contract charges               23,871,228              --       320,263,265

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
FRANKLIN STRATEGIC INCOME SECURITIES
 FUND
 2008  Lowest contract charges                0.70%              2.87%            (13.92)%
    Highest contract charges                  2.56%              9.29%            (13.27)%
    Remaining contract charges                  --                 --                 --
 2007  Lowest contract charges                0.84%              4.36%              5.30%
    Highest contract charges                  2.54%              4.70%              3.53%
    Remaining contract charges                  --                 --                 --
 2006  Lowest contract charges                0.85%              3.67%              7.59%
    Highest contract charges                  2.54%              5.61%              5.77%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.83%              0.87%              2.59%
    Highest contract charges                  2.49%                --               0.83%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.93%              2.30%              8.97%
    Highest contract charges                  2.47%              2.21%              7.30%
    Remaining contract charges                  --                 --                 --
MUTUAL SHARES SECURITIES FUND
 2008  Lowest contract charges                0.85%              3.31%            (37.64)%
    Highest contract charges                  2.56%              3.18%            (38.70)%
    Remaining contract charges                  --                 --                 --
 2007  Lowest contract charges                0.84%              1.27%              2.60%
    Highest contract charges                  2.54%              1.20%              0.87%
    Remaining contract charges                  --                 --                 --
 2006  Lowest contract charges                0.85%              1.17%             17.38%
    Highest contract charges                  2.55%              1.45%             15.40%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.83%                --              10.46%
    Highest contract charges                  2.49%                --               7.77%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.95%              0.78%             11.57%
    Highest contract charges                  2.47%              0.71%              9.85%
    Remaining contract charges                  --                 --                 --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
TEMPLETON DEVELOPING MARKETS
 SECURITIES FUND
 2008  Lowest contract charges                    5,118      $14.404613           $73,725
    Highest contract charges                        113       12.027511             1,358
    Remaining contract charges                3,066,752              --        38,001,334
 2007  Lowest contract charges                    4,939       30.661983           151,452
    Highest contract charges                      2,510       26.042533            65,367
    Remaining contract charges                3,453,026              --        96,398,280
 2006  Lowest contract charges                    1,278       23.955722            30,574
    Highest contract charges                     61,613       20.726343         1,277,019
    Remaining contract charges                2,896,128              --        63,387,906
 2005  Lowest contract charges                      295       19.120676             5,636
    Highest contract charges                     39,021       16.546237           645,650
    Remaining contract charges                2,292,645              --        39,605,788
 2004  Lowest contract charges                      250       15.109178             3,807
    Highest contract charges                      8,288       13.278865           110,059
    Remaining contract charges                1,303,962              --        17,781,859
TEMPLETON FOREIGN SECURITIES FUND
 2008  Lowest contract charges                   12,799        9.905208           126,779
    Highest contract charges                         49        8.211268               400
    Remaining contract charges               18,013,328              --       160,251,243
 2007  Lowest contract charges                    9,268       16.755358           155,292
    Highest contract charges                         29       14.128636               407
    Remaining contract charges               19,305,769              --       293,624,963
 2006  Lowest contract charges                    2,250       14.636053            32,941
    Highest contract charges                    255,931       12.571975         3,217,555
    Remaining contract charges               18,959,703              --       253,659,532
 2005  Lowest contract charges                      865       12.154452            10,515
    Highest contract charges                    170,418       10.613973         1,808,809
    Remaining contract charges               15,710,185              --       175,539,175
 2004  Lowest contract charges                    1,390       11.321045            15,764
    Highest contract charges                     43,672        9.878123           431,401
    Remaining contract charges               10,548,259              --       108,883,014

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
TEMPLETON DEVELOPING MARKETS
 SECURITIES FUND
 2008  Lowest contract charges                0.85%              3.15%            (53.02)%
    Highest contract charges                  2.58%              5.57%            (53.82)%
    Remaining contract charges                  --                 --                 --
 2007  Lowest contract charges                0.84%              1.71%             27.99%
    Highest contract charges                  2.42%                --              25.84%
    Remaining contract charges                  --                 --                 --
 2006  Lowest contract charges                0.85%              0.82%             27.35%
    Highest contract charges                  2.50%              1.31%             25.26%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.95%              1.43%             26.55%
    Highest contract charges                  2.47%              1.33%             24.61%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.94%                --              23.65%
    Highest contract charges                  2.47%              2.14%             21.75%
    Remaining contract charges                  --                 --                 --
TEMPLETON FOREIGN SECURITIES FUND
 2008  Lowest contract charges                0.85%              2.46%            (40.88)%
    Highest contract charges                  2.55%              4.61%            (41.88)%
    Remaining contract charges                  --                 --                 --
 2007  Lowest contract charges                0.84%              1.21%             14.48%
    Highest contract charges                  2.62%                --              12.55%
    Remaining contract charges                  --                 --                 --
 2006  Lowest contract charges                0.85%              1.16%             20.42%
    Highest contract charges                  2.50%              1.24%             18.45%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.84%              0.13%             12.21%
    Highest contract charges                  2.48%              0.97%              7.45%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.95%              1.33%             17.41%
    Highest contract charges                  2.47%              1.00%             15.60%
    Remaining contract charges                  --                 --                 --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
TEMPLETON GLOBAL ASSET ALLOCATION FUND
 2008  Lowest contract charges                    1,517      $13.972496           $21,192
    Highest contract charges                      4,733       12.346332            58,438
    Remaining contract charges                  126,937              --         1,627,371
 2007  Lowest contract charges                    1,517       18.832232            28,572
    Highest contract charges                      3,755       16.680252            62,632
    Remaining contract charges                  198,001              --         3,422,702
 2006  Lowest contract charges                    1,519       17.281807            26,228
    Highest contract charges                      3,755       15.491752            58,169
    Remaining contract charges                  223,690              --         3,592,879
 2005  Lowest contract charges                    1,518       14.405588            21,871
    Highest contract charges                      3,755       13.069300            49,073
    Remaining contract charges                  232,045              --         3,127,195
 2004  Lowest contract charges                    1,519       14.043980            21,331
    Highest contract charges                      2,286       12.251426            28,004
    Remaining contract charges                  287,874              --         3,803,126
TEMPLETON GROWTH SECURITIES FUND
 2008  Lowest contract charges                   42,917        9.996674           429,028
    Highest contract charges                     13,647        8.149626           111,219
    Remaining contract charges               33,901,733              --       303,088,563
 2007  Lowest contract charges                   43,133       17.480379           753,978
    Highest contract charges                     14,246       14.495551           206,501
    Remaining contract charges               38,831,824              --       615,404,141
 2006  Lowest contract charges                   19,335       17.225283           333,017
    Highest contract charges                     11,465       14.528955           166,569
    Remaining contract charges               34,740,528              --       545,011,757
 2005  Lowest contract charges                    6,054       14.262017            86,335
    Highest contract charges                      4,841       12.235707            59,229
    Remaining contract charges               27,039,258              --       353,013,575
 2004  Lowest contract charges                    2,658       13.443331            35,739
    Highest contract charges                    313,025       11.535531         3,610,905
    Remaining contract charges               14,511,112              --       177,137,908

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
TEMPLETON GLOBAL ASSET ALLOCATION FUND
 2008  Lowest contract charges                0.95%             10.55%            (25.81)%
    Highest contract charges                  2.01%             10.67%            (26.58)%
    Remaining contract charges                  --                 --                 --
 2007  Lowest contract charges                0.95%             17.34%              8.97%
    Highest contract charges                  2.14%             17.36%              7.67%
    Remaining contract charges                  --                 --                 --
 2006  Lowest contract charges                0.95%              7.05%             19.97%
    Highest contract charges                  2.15%              7.06%             18.54%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.95%              3.70%              2.58%
    Highest contract charges                  2.14%              3.75%              1.35%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.95%              3.28%             14.63%
    Highest contract charges                  2.05%              2.87%             13.37%
    Remaining contract charges                  --                 --                 --
TEMPLETON GROWTH SECURITIES FUND
 2008  Lowest contract charges                0.85%              1.75%            (42.81)%
    Highest contract charges                  2.56%              1.69%            (43.78)%
    Remaining contract charges                  --                 --                 --
 2007  Lowest contract charges                0.85%              1.26%              1.48%
    Highest contract charges                  2.54%              1.20%             (0.23)%
    Remaining contract charges                  --                 --                 --
 2006  Lowest contract charges                0.85%              1.20%             20.78%
    Highest contract charges                  2.55%              1.47%             18.74%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.83%              0.67%              9.79%
    Highest contract charges                  2.52%                --               6.12%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.94%              1.31%             14.93%
    Highest contract charges                  2.47%              0.62%             13.16%
    Remaining contract charges                  --                 --                 --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
MUTUAL DISCOVERY SECURITIES FUND
 2008  Lowest contract charges                   48,850      $15.987575          $780,999
    Highest contract charges                      6,212       14.666576            91,112
    Remaining contract charges                8,343,642              --       124,780,122
 2007  Lowest contract charges                   40,428       22.537085           911,137
    Highest contract charges                      9,278       21.030000           195,118
    Remaining contract charges                8,811,376              --       191,983,358
 2006  Lowest contract charges                   16,775       20.321572           340,880
    Highest contract charges                      1,762       19.287666            33,987
    Remaining contract charges                6,607,536              --       130,798,836
 2005  Lowest contract charges                    1,558       16.655119            25,945
    Highest contract charges                      2,176       16.078683            34,984
    Remaining contract charges                3,889,622              --        63,647,577
 2004  Lowest contract charges                      296       14.593317             4,317
    Highest contract charges                     26,457       14.229936           376,479
    Remaining contract charges                2,154,077              --        30,968,068
FRANKLIN FLEX CAP GROWTH SECURITIES
 FUND
 2008  Lowest contract charges                    2,066        7.981607            16,489
    Highest contract charges                     30,626        7.491831           229,448
    Remaining contract charges                2,092,255              --        16,111,795
 2007  Lowest contract charges                    4,238       12.444192            52,743
    Highest contract charges                      1,641       11.858630            19,458
    Remaining contract charges                1,894,232              --        22,980,116
 2006  Lowest contract charges                      678       10.978096             7,429
    Highest contract charges                      1,270       10.640852            13,512
    Remaining contract charges                1,430,758              --        15,443,047
 2005  Lowest contract charges                       46       10.524182               484
    Highest contract charges                     15,384       10.380183           159,686
    Remaining contract charges                  606,408              --         6,330,485
FRANKLIN LARGE CAP VALUE SECURITIES
 FUND
 2008  Lowest contract charges                      250        7.585679             1,895
    Highest contract charges                         49        7.106541               348
    Remaining contract charges                  854,194              --         6,264,927
 2007  Lowest contract charges                      250       11.800600             2,950
    Highest contract charges                         25       11.245329               283
    Remaining contract charges                  781,053              --         8,982,369
 2006  Lowest contract charges                   92,929       11.823520         1,098,765
    Highest contract charges                     13,874       11.576666           160,617
    Remaining contract charges                  487,317              --         5,710,113
 2005  Lowest contract charges                    8,796       10.314563            90,723
    Highest contract charges                      8,117       10.215971            82,925
    Remaining contract charges                  132,345              --         1,359,418

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
MUTUAL DISCOVERY SECURITIES FUND
 2008  Lowest contract charges                0.85%              2.37%            (29.06)%
    Highest contract charges                  2.56%              1.85%            (30.26)%
    Remaining contract charges                  --                 --                 --
 2007  Lowest contract charges                0.84%              1.22%             10.90%
    Highest contract charges                  2.52%              1.07%              9.03%
    Remaining contract charges                  --                 --                 --
 2006  Lowest contract charges                0.85%              1.11%             22.01%
    Highest contract charges                  2.55%              1.20%             19.96%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.82%                --              13.98%
    Highest contract charges                  2.34%                --              13.05%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.62%                --              17.08%
    Highest contract charges                  2.48%              1.19%             15.28%
    Remaining contract charges                  --                 --                 --
FRANKLIN FLEX CAP GROWTH SECURITIES
 FUND
 2008  Lowest contract charges                0.86%              0.14%            (35.86)%
    Highest contract charges                  2.51%              0.12%            (36.91)%
    Remaining contract charges                  --                 --                 --
 2007  Lowest contract charges                0.84%              0.13%             13.36%
    Highest contract charges                  2.54%              0.13%             11.44%
    Remaining contract charges                  --                 --                 --
 2006  Lowest contract charges                0.85%              0.01%              4.31%
    Highest contract charges                  2.54%              0.01%              2.55%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.86%              0.71%             11.76%
    Highest contract charges                  2.45%              0.25%             10.55%
    Remaining contract charges                  --                 --                 --
FRANKLIN LARGE CAP VALUE SECURITIES
 FUND
 2008  Lowest contract charges                0.86%                --             (35.72)%
    Highest contract charges                  2.39%                --             (36.81)%
    Remaining contract charges                  --                 --                 --
 2007  Lowest contract charges                0.86%              3.39%             (1.11)%
    Highest contract charges                  2.44%              4.03%             (2.77)%
    Remaining contract charges                  --                 --                 --
 2006  Lowest contract charges                1.35%              2.73%             14.63%
    Highest contract charges                  2.50%              1.59%             13.32%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.34%              1.16%              6.25%
    Highest contract charges                  2.44%              2.93%              5.44%
    Remaining contract charges                  --                 --                 --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
TEMPLETON GLOBAL INCOME SECURITIES
 FUND
 2008  Lowest contract charges                      843       $9.955924            $8,389
    Highest contract charges                      4,893        9.822923            48,067
    Remaining contract charges                  548,952              --         5,432,332
HARTFORD ADVISERS HLS FUND
 2008  Lowest contract charges                   27,135        7.222661           195,985
    Highest contract charges                     22,539        0.719130            16,209
    Remaining contract charges               20,424,061              --        16,187,883
 2007  Lowest contract charges                2,926,523        1.346358         3,940,147
    Highest contract charges                     24,470        1.081903            26,474
    Remaining contract charges               24,621,095              --        27,412,774
 2006  Lowest contract charges                5,165,865        1.283584         6,630,820
    Highest contract charges                     24,470        1.043392            25,532
    Remaining contract charges               29,623,827              --        31,651,899
 2005  Lowest contract charges                5,862,533        1.178754         6,910,484
    Highest contract charges                     24,470        0.969260            23,718
    Remaining contract charges               34,715,244              --        34,284,325
 2004  Lowest contract charges                6,377,220        1.117498         7,126,531
    Highest contract charges                  1,252,341        0.929969         1,164,638
    Remaining contract charges               38,659,817              --        36,482,628
HARTFORD LARGECAP GROWTH HLS FUND
 2008  Lowest contract charges                    1,605        6.314875            10,136
    Highest contract charges                         34        6.272651               213
    Remaining contract charges                    3,407              --            21,425
HARTFORD TOTAL RETURN BOND HLS FUND
 2008  Lowest contract charges                   31,034        9.060101           281,170
    Highest contract charges                    119,833        1.105264           132,447
    Remaining contract charges               51,439,155              --        91,511,975
 2007  Lowest contract charges                1,104,972        1.509593         1,668,058
    Highest contract charges                     88,976        1.230471           109,482
    Remaining contract charges               63,216,908              --        79,729,578
 2006  Lowest contract charges                1,192,897        1.466249         1,749,082
    Highest contract charges                     56,895        1.208958            68,784
    Remaining contract charges               68,898,704              --        85,021,424
 2005  Lowest contract charges                1,335,796        1.422302         1,899,906
    Highest contract charges                     56,895        1.186291            67,494
    Remaining contract charges               75,027,974              --        90,433,823
 2004  Lowest contract charges                1,277,261        1.411419         1,802,750
    Highest contract charges                  1,540,308        1.191419         1,835,153
    Remaining contract charges               69,839,752              --        84,155,955

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
TEMPLETON GLOBAL INCOME SECURITIES
 FUND
 2008  Lowest contract charges                0.70%              0.64%              0.44%
    Highest contract charges                  2.01%                --              (0.70)%
    Remaining contract charges                  --                 --                 --
HARTFORD ADVISERS HLS FUND
 2008  Lowest contract charges                1.03%             14.16%            (30.69)%
    Highest contract charges                  2.56%              2.67%            (33.53)%
    Remaining contract charges                  --                 --                 --
 2007  Lowest contract charges                1.40%              1.38%              4.89%
    Highest contract charges                  2.54%              1.93%              3.69%
    Remaining contract charges                  --                 --                 --
 2006  Lowest contract charges                1.40%              2.03%              8.89%
    Highest contract charges                  2.55%              2.15%              7.65%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.40%              2.85%              5.48%
    Highest contract charges                  2.52%              4.40%              4.28%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.40%              1.82%              2.05%
    Highest contract charges                  2.45%              2.95%              0.93%
    Remaining contract charges                  --                 --                 --
HARTFORD LARGECAP GROWTH HLS FUND
 2008  Lowest contract charges                1.37%              2.37%            (39.20)%
    Highest contract charges                  1.96%              1.84%            (39.52)%
    Remaining contract charges                  --                 --                 --
HARTFORD TOTAL RETURN BOND HLS FUND
 2008  Lowest contract charges                0.69%             23.23%             (8.99)%
    Highest contract charges                  2.55%              6.83%            (10.18)%
    Remaining contract charges                  --                 --                 --
 2007  Lowest contract charges                1.40%              4.77%              2.96%
    Highest contract charges                  2.53%              7.54%              1.78%
    Remaining contract charges                  --                 --                 --
 2006  Lowest contract charges                1.40%              4.39%              3.09%
    Highest contract charges                  2.55%              4.58%              1.91%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.40%              7.07%              0.77%
    Highest contract charges                  2.52%             10.33%              0.38%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.40%              4.55%              2.91%
    Highest contract charges                  2.47%              4.52%              1.79%
    Remaining contract charges                  --                 --                 --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
 2008  Lowest contract charges                   62,587       $5.861911          $366,878
    Highest contract charges                     10,035        0.848255             8,513
    Remaining contract charges               38,397,694              --        69,079,915
 2007  Lowest contract charges                3,850,996        2.708673        10,431,089
    Highest contract charges                     10,035        1.603556            16,092
    Remaining contract charges               39,121,345              --        64,937,065
 2006  Lowest contract charges                5,371,565        2.357117        12,661,408
    Highest contract charges                  1,763,707        1.413662         2,493,286
    Remaining contract charges               44,933,400              --        65,368,231
 2005  Lowest contract charges                5,697,035        2.054889        11,706,774
    Highest contract charges                  1,817,152        1.246038         2,264,240
    Remaining contract charges               52,925,549              --        67,477,143
 2004  Lowest contract charges                6,012,800        1.807982        10,871,033
    Highest contract charges                  1,656,954        1.108442         1,836,638
    Remaining contract charges               57,211,800              --        64,630,767
HARTFORD DIVIDEND AND GROWTH HLS FUND
 2008  Lowest contract charges                   31,353        7.184273           225,245
    Highest contract charges                     19,922        0.889157            17,714
    Remaining contract charges               32,263,259              --        53,576,949
 2007  Lowest contract charges                1,148,371        1.680583         1,929,933
    Highest contract charges                     21,628        1.353370            29,271
    Remaining contract charges               38,561,153              --        53,592,557
 2006  Lowest contract charges                1,882,130        1.578268         2,970,507
    Highest contract charges                     21,628        1.285670            27,807
    Remaining contract charges               45,112,330              --        59,288,193
 2005  Lowest contract charges                2,027,107        1.333084         2,702,304
    Highest contract charges                     21,628        1.098498            23,759
    Remaining contract charges               51,477,020              --        57,505,690
 2004  Lowest contract charges                2,179,542        1.279022         2,787,681
    Highest contract charges                  1,101,916        1.066670         1,175,381
    Remaining contract charges               47,389,011              --        51,174,113

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
 2008  Lowest contract charges                0.70%              8.23%            (44.67)%
    Highest contract charges                  2.56%              1.56%            (47.10)%
    Remaining contract charges                  --                 --                 --
 2007  Lowest contract charges                1.40%              0.06%             14.92%
    Highest contract charges                  2.23%                --              13.60%
    Remaining contract charges                  --                 --                 --
 2006  Lowest contract charges                1.40%              1.10%             14.71%
    Highest contract charges                  2.50%              1.11%             13.45%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.40%              0.61%             13.66%
    Highest contract charges                  2.49%              0.61%             12.41%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.40%              0.22%             17.41%
    Highest contract charges                  2.46%              0.44%             16.13%
    Remaining contract charges                  --                 --                 --
HARTFORD DIVIDEND AND GROWTH HLS FUND
 2008  Lowest contract charges                0.69%             11.47%            (31.56)%
    Highest contract charges                  2.56%              1.90%            (34.30)%
    Remaining contract charges                  --                 --                 --
 2007  Lowest contract charges                1.40%              1.07%              6.48%
    Highest contract charges                  2.54%              1.42%              5.27%
    Remaining contract charges                  --                 --                 --
 2006  Lowest contract charges                1.40%              1.44%             18.39%
    Highest contract charges                  2.55%              1.50%             17.04%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.40%              1.58%              4.23%
    Highest contract charges                  2.52%              2.72%              3.04%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.40%              1.19%             10.58%
    Highest contract charges                  2.48%              2.51%              9.37%
    Remaining contract charges                  --                 --                 --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD FUNDAMENTAL GROWTH HLS FUND
 2008  Lowest contract charges                    4,499       $6.234829           $28,052
    Highest contract charges                        827        6.193128             5,121
    Remaining contract charges                   12,046              --            59,781
 2007  Lowest contract charges                    6,663        1.291171             8,602
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                    6,780        1.140237             7,731
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                    6,898        1.056464             7,288
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2004  Lowest contract charges                    7,307        0.977503             7,143
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
HARTFORD GLOBAL ADVISERS HLS FUND
 2008  Lowest contract charges                   62,193        1.508217            93,801
    Highest contract charges                     22,121        1.487931            32,913
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                  104,108        2.271611           236,493
    Highest contract charges                     22,124        2.244431            49,656
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                  142,160        1.980819           281,593
    Highest contract charges                     22,128        1.960059            43,372
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                  155,595        1.850300           287,897
    Highest contract charges                     27,213        1.833652            49,899
    Remaining contract charges                       --              --                --
 2004  Lowest contract charges                  194,988        1.819776           354,834
    Highest contract charges                     27,217        1.806109            49,157
    Remaining contract charges                       --              --                --
HARTFORD GLOBAL EQUITY HLS FUND
 2008  Lowest contract charges                   32,417        6.147729           199,293
    Highest contract charges                      2,150        6.098927            13,112
    Remaining contract charges                    7,081              --            43,343

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
HARTFORD FUNDAMENTAL GROWTH HLS FUND
 2008  Lowest contract charges                1.05%              0.51%            (41.60)%
    Highest contract charges                  1.69%              0.08%            (41.91)%
    Remaining contract charges                  --                 --                 --
 2007  Lowest contract charges                1.40%              0.06%             13.24%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
 2006  Lowest contract charges                1.40%              0.52%              7.93%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.40%              1.31%              8.08%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.39%              0.14%              1.47%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
HARTFORD GLOBAL ADVISERS HLS FUND
 2008  Lowest contract charges                1.41%              3.56%            (33.61)%
    Highest contract charges                  1.55%              4.37%            (33.71)%
    Remaining contract charges                  --                 --                 --
 2007  Lowest contract charges                1.40%              0.55%             14.68%
    Highest contract charges                  1.55%              0.64%             14.51%
    Remaining contract charges                  --                 --                 --
 2006  Lowest contract charges                1.40%              2.40%              7.05%
    Highest contract charges                  1.55%              2.44%              6.89%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.40%              3.26%              1.68%
    Highest contract charges                  1.55%              3.31%              1.53%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.40%                --              10.90%
    Highest contract charges                  1.55%                --              10.74%
    Remaining contract charges                  --                 --                 --
HARTFORD GLOBAL EQUITY HLS FUND
 2008  Lowest contract charges                1.17%              1.56%            (41.32)%
    Highest contract charges                  1.91%              2.15%            (41.69)%
    Remaining contract charges                  --                 --                 --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD GLOBAL HEALTH HLS FUND
 2008  Lowest contract charges                  183,370       $1.605923          $294,478
    Highest contract charges                        365        1.560245               570
    Remaining contract charges                   18,084              --            28,665
 2007  Lowest contract charges                  286,382        2.193343           628,133
    Highest contract charges                        355        2.138451               759
    Remaining contract charges                   41,961              --            90,978
 2006  Lowest contract charges                  417,758        2.101222           877,801
    Highest contract charges                        342        2.055824               703
    Remaining contract charges                   45,946              --            95,577
 2005  Lowest contract charges                  421,501        1.921259           809,812
    Highest contract charges                        322        1.886344               608
    Remaining contract charges                   45,962              --            87,555
 2004  Lowest contract charges                  441,436        1.737313           766,912
    Highest contract charges                        294        1.711710               503
    Remaining contract charges                   56,658              --            97,744
HARTFORD GLOBAL GROWTH HLS FUND
 2008  Lowest contract charges                  552,065        1.183214           653,212
    Highest contract charges                      2,660        5.357859            14,253
    Remaining contract charges                   57,914              --           115,738
 2007  Lowest contract charges                  715,426        2.530315         1,810,252
    Highest contract charges                      9,380        2.445701            22,941
    Remaining contract charges                   82,029              --           203,908
 2006  Lowest contract charges                1,052,674        2.057130         2,165,485
    Highest contract charges                     32,456        1.998303            64,857
    Remaining contract charges                  108,106              --           219,150
 2005  Lowest contract charges                1,109,958        1.832185         2,033,649
    Highest contract charges                     27,431        1.788716            49,067
    Remaining contract charges                  126,922              --           229,762
 2004  Lowest contract charges                1,169,200        1.815622         2,122,825
    Highest contract charges                     27,431        1.781427            48,867
    Remaining contract charges                  114,663              --           206,442

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD GLOBAL HEALTH HLS FUND
 2008  Lowest contract charges                1.41%              0.14%             (26.78)%
    Highest contract charges                  1.63%              0.17%             (27.04)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%                --                4.38%
    Highest contract charges                  1.61%                --                4.02%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%                --                9.37%
    Highest contract charges                  1.70%                --                8.99%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%                --               10.59%
    Highest contract charges                  1.70%                --               10.20%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%                --               10.96%
    Highest contract charges                  1.74%                --               10.57%
    Remaining contract charges                  --                 --                  --
HARTFORD GLOBAL GROWTH HLS FUND
 2008  Lowest contract charges                1.41%              0.38%             (53.24)%
    Highest contract charges                  1.63%              2.65%             (48.99)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%              0.05%              23.00%
    Highest contract charges                  1.90%              0.09%              22.39%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%              0.45%              12.28%
    Highest contract charges                  1.90%              0.42%              11.72%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              0.47%               0.91%
    Highest contract charges                  1.89%              0.48%               0.41%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%              0.39%              17.24%
    Highest contract charges                  1.84%              2.89%              16.65%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD DISCIPLINED EQUITY HLS FUND
 2008  Lowest contract charges                    1,086       $6.860722            $7,453
    Highest contract charges                      4,711        6.769289            31,893
    Remaining contract charges                  936,764              --         3,851,087
 2007  Lowest contract charges                  482,787        1.479497           714,282
    Highest contract charges                        294        1.430014               421
    Remaining contract charges                   86,375              --           125,249
 2006  Lowest contract charges                  551,685        1.388298           765,903
    Highest contract charges                        388        1.348591               524
    Remaining contract charges                  114,910              --           156,929
 2005  Lowest contract charges                  601,321        1.255097           754,715
    Highest contract charges                      4,261        1.225316             5,222
    Remaining contract charges                  110,102              --           136,264
 2004  Lowest contract charges                  679,473        1.197237           813,490
    Highest contract charges                     64,584        1.178956            76,142
    Remaining contract charges                   54,318              --            64,542
HARTFORD GROWTH HLS FUND
 2008  Lowest contract charges                    2,762        6.607896            18,248
    Highest contract charges                        305        6.519796             1,985
    Remaining contract charges                   73,277              --           301,896
 2007  Lowest contract charges                   53,796        1.506262            81,031
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                   64,590        1.311312            84,697
    Highest contract charges                      4,335        1.281511             5,556
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                   20,772        1.274338            26,471
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2004  Lowest contract charges                   20,506        1.237646            25,380
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD DISCIPLINED EQUITY HLS FUND
 2008  Lowest contract charges                0.70%              2.94%             (33.15)%
    Highest contract charges                  2.03%              2.86%             (33.86)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%              0.74%               6.57%
    Highest contract charges                  1.80%              0.66%               6.04%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%              0.73%              10.61%
    Highest contract charges                  1.90%              0.03%              10.06%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              0.88%               4.83%
    Highest contract charges                  1.86%              1.33%               4.31%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%              0.99%               6.64%
    Highest contract charges                  1.75%              0.82%               6.26%
    Remaining contract charges                  --                 --                  --
HARTFORD GROWTH HLS FUND
 2008  Lowest contract charges                0.69%              1.42%             (38.00)%
    Highest contract charges                  1.95%              2.65%             (38.66)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%                --               14.87%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%                --                2.90%
    Highest contract charges                  1.89%                --                2.39%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%                --                2.97%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%                --               10.66%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 2008  Lowest contract charges                    5,640       $6.075105           $34,266
    Highest contract charges                        769        5.991598             4,608
    Remaining contract charges                1,488,340              --         8,672,109
 2007  Lowest contract charges                   85,630        2.009325           172,058
    Highest contract charges                     19,869        1.953917            38,822
    Remaining contract charges                    4,363              --             8,596
 2006  Lowest contract charges                   89,417        1.575584           140,884
    Highest contract charges                     16,379        1.539813            25,221
    Remaining contract charges                    4,363              --             6,764
 2005  Lowest contract charges                   55,927        1.429248            79,933
    Highest contract charges                      4,363        1.411014             6,157
    Remaining contract charges                       --              --                --
 2004  Lowest contract charges                   14,402        1.249263            17,991
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
HARTFORD HIGH YIELD HLS FUND
 2008  Lowest contract charges                    1,762        7.677483            13,525
    Highest contract charges                        459        7.575364             3,478
    Remaining contract charges                  299,934              --           859,284
 2007  Lowest contract charges                  246,057        1.400582           344,623
    Highest contract charges                     20,416        1.353719            27,637
    Remaining contract charges                   33,719              --            46,636
 2006  Lowest contract charges                  304,898        1.385264           422,366
    Highest contract charges                     16,621        1.345629            22,365
    Remaining contract charges                   33,606              --            46,044
 2005  Lowest contract charges                  276,005        1.266816           349,648
    Highest contract charges                      4,425        1.236741             5,472
    Remaining contract charges                   43,244              --            54,159
 2004  Lowest contract charges                  302,110        1.261345           381,064
    Highest contract charges                     16,133        1.242075            20,038
    Remaining contract charges                   35,438              --            44,363

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 2008  Lowest contract charges                0.70%              1.74%             (40.40)%
    Highest contract charges                  1.98%              2.99%             (41.05)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%              0.02%              27.53%
    Highest contract charges                  1.89%              0.03%              26.89%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%              0.55%              10.24%
    Highest contract charges                  1.91%              1.27%               9.69%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.39%                --               14.41%
    Highest contract charges                  1.62%                --               14.01%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%                --               15.27%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
HARTFORD HIGH YIELD HLS FUND
 2008  Lowest contract charges                0.66%            114.51%             (25.94)%
    Highest contract charges                  2.03%             57.32%             (26.72)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%              7.09%               1.11%
    Highest contract charges                  1.89%              7.51%               0.60%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%             15.32%               9.35%
    Highest contract charges                  1.90%             23.35%               8.80%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              6.24%               0.43%
    Highest contract charges                  1.87%              9.82%               0.07%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%              4.73%               5.65%
    Highest contract charges                  1.74%              4.54%               5.28%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND
 2008  Lowest contract charges                   93,979       $3.363785          $316,124
    Highest contract charges                        395        3.235025             1,277
    Remaining contract charges                   12,218              --            40,547
 2007  Lowest contract charges                  152,594        5.437964           829,802
    Highest contract charges                        472        5.256090             2,480
    Remaining contract charges                   20,912              --           112,301
 2006  Lowest contract charges                  254,344        5.255117         1,336,605
    Highest contract charges                        472        5.104819             2,409
    Remaining contract charges                   41,224              --           214,333
 2005  Lowest contract charges                  276,112        4.627286         1,277,651
    Highest contract charges                      1,594        4.581945             7,306
    Remaining contract charges                   39,164              --           179,590
 2004  Lowest contract charges                  280,634        4.501460         1,263,261
    Highest contract charges                      1,594        4.466279             7,121
    Remaining contract charges                   48,607              --           217,159
HARTFORD INTERNATIONAL GROWTH HLS FUND
 2008  Lowest contract charges                      499        4.903365             2,445
    Highest contract charges                      1,853        4.837910             8,967
    Remaining contract charges                  143,518              --           229,489
 2007  Lowest contract charges                  169,271        1.965895           332,769
    Highest contract charges                     22,827        1.905033            43,486
    Remaining contract charges                   16,291              --            31,287
 2006  Lowest contract charges                  300,778        1.612967           485,146
    Highest contract charges                     27,022        1.570859            42,448
    Remaining contract charges                   21,789              --            34,454
 2005  Lowest contract charges                  178,475        1.321537           235,862
    Highest contract charges                        646        1.293488               835
    Remaining contract charges                   23,200              --            30,161
 2004  Lowest contract charges                   19,876        1.265573            25,154
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD INDEX HLS FUND
 2008  Lowest contract charges                1.41%              1.56%             (38.14)%
    Highest contract charges                  1.93%              1.77%             (38.45)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%              1.07%               3.48%
    Highest contract charges                  1.89%              1.42%               2.96%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%              1.43%              13.57%
    Highest contract charges                  1.91%              6.21%              13.00%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              1.59%               2.80%
    Highest contract charges                  1.60%              1.61%               2.59%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%              1.07%               8.59%
    Highest contract charges                  1.61%              1.12%               8.37%
    Remaining contract charges                  --                 --                  --
HARTFORD INTERNATIONAL GROWTH HLS FUND
 2008  Lowest contract charges                0.70%              3.59%             (51.51)%
    Highest contract charges                  2.02%              3.08%             (52.03)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%              0.35%              21.88%
    Highest contract charges                  1.89%              0.43%              21.27%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%              0.52%              22.05%
    Highest contract charges                  1.90%              1.19%              21.44%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.39%              0.63%               4.42%
    Highest contract charges                  0.93%                --                3.90%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.39%                --               22.68%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL SMALL COMPANY
 HLS FUND
 2008  Lowest contract charges                   47,992       $1.361330           $65,334
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                   89,435        2.404350           215,034
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                   91,651        2.242458           205,523
    Highest contract charges                      1,375        2.183990             3,004
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                   49,065        1.762674            86,486
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2004  Lowest contract charges                   16,255        1.510987            24,562
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 2008  Lowest contract charges                      486        6.271971             3,046
    Highest contract charges                     11,301        0.962384            10,876
    Remaining contract charges                4,750,773              --         6,385,410
 2007  Lowest contract charges                  731,012        1.870595         1,367,428
    Highest contract charges                     11,301        1.713829            19,368
    Remaining contract charges                5,301,299              --         9,325,460
 2006  Lowest contract charges                1,020,222        1.492426         1,522,605
    Highest contract charges                    414,109        1.385228           573,636
    Remaining contract charges                5,984,889              --         8,457,585
 2005  Lowest contract charges                1,036,986        1.219069         1,264,158
    Highest contract charges                    679,901        1.144025           777,824
    Remaining contract charges                6,925,700              --         8,040,102
 2004  Lowest contract charges                  993,897        1.081252         1,074,653
    Highest contract charges                    224,490        1.025909           230,306
    Remaining contract charges                5,574,286              --         5,783,224
HARTFORD MIDCAP GROWTH HLS FUND
 2008  Lowest contract charges                    3,214        5.770819            18,549
    Highest contract charges                     11,160        5.871243            65,525
    Remaining contract charges                  112,882              --           647,874

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD INTERNATIONAL SMALL COMPANY
 HLS FUND
 2008  Lowest contract charges                1.41%              0.84%             (43.38)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%              1.40%               7.22%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%              1.87%              27.22%
    Highest contract charges                  1.90%              2.47%              26.59%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.39%              2.75%              16.66%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%                --               15.05%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 2008  Lowest contract charges                0.71%              5.86%             (39.82)%
    Highest contract charges                  2.56%              1.99%             (43.85)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%              0.75%              25.34%
    Highest contract charges                  2.23%             11.91%              23.91%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%              1.21%              22.42%
    Highest contract charges                  2.50%              1.10%              21.08%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%                --               12.75%
    Highest contract charges                  2.48%                --               11.51%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%              0.57%              16.15%
    Highest contract charges                  2.38%              2.29%              14.88%
    Remaining contract charges                  --                 --                  --
HARTFORD MIDCAP GROWTH HLS FUND
 2008  Lowest contract charges                0.71%              0.82%             (43.74)%
    Highest contract charges                  1.83%              1.58%             (44.45)%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD MIDCAP HLS FUND
 2008  Lowest contract charges                  551,989       $2.870203        $1,584,319
    Highest contract charges                     29,261        2.831583            82,855
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                  763,479        4.512098         3,444,892
    Highest contract charges                     37,197        4.458080           165,826
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                1,287,144        3.978508         5,120,913
    Highest contract charges                     72,522        3.936774           285,504
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                1,396,539        3.619701         5,055,053
    Highest contract charges                     85,490        3.587107           306,662
    Remaining contract charges                       --              --                --
 2004  Lowest contract charges                1,516,966        3.151045         4,780,030
    Highest contract charges                     35,052        3.102928           108,763
    Remaining contract charges                  113,078              --           353,634
HARTFORD MIDCAP VALUE HLS FUND
 2008  Lowest contract charges                   95,231        1.011759            96,351
    Highest contract charges                      1,581        0.975511             1,543
    Remaining contract charges                   65,170              --            65,072
 2007  Lowest contract charges                  134,922        1.720458           232,128
    Highest contract charges                      1,466        1.667164             2,444
    Remaining contract charges                   91,410              --           155,194
 2006  Lowest contract charges                  198,287        1.712649           339,596
    Highest contract charges                     22,315        1.679024            37,468
    Remaining contract charges                   89,720              --           152,358
 2005  Lowest contract charges                  214,820        1.477045           317,298
    Highest contract charges                     22,119        1.453117            32,142
    Remaining contract charges                   90,261              --           132,389
 2004  Lowest contract charges                  261,848        1.365266           357,491
    Highest contract charges                     22,813        1.347852            30,749
    Remaining contract charges                   90,865              --           123,374

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD MIDCAP HLS FUND
 2008  Lowest contract charges                1.41%              0.25%             (36.39)%
    Highest contract charges                  1.55%              0.26%             (36.48)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%              0.18%              13.41%
    Highest contract charges                  1.55%              0.16%              13.24%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%              0.84%               9.91%
    Highest contract charges                  1.55%              0.80%               9.75%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              0.07%              14.87%
    Highest contract charges                  1.55%              0.06%              14.70%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%              0.11%              14.53%
    Highest contract charges                  1.75%              0.10%              14.13%
    Remaining contract charges                  --                 --                  --
HARTFORD MIDCAP VALUE HLS FUND
 2008  Lowest contract charges                1.41%              0.44%             (41.19)%
    Highest contract charges                  1.91%              0.50%             (41.49)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%              0.22%               0.46%
    Highest contract charges                  1.89%              0.38%              (0.05)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%              0.57%              15.95%
    Highest contract charges                  1.75%              0.58%              15.55%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              0.10%               8.19%
    Highest contract charges                  1.74%              0.10%               7.81%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%              0.01%              14.40%
    Highest contract charges                  1.75%              0.01%              14.00%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND
 2008  Lowest contract charges                  166,462       $1.200294          $199,803
    Highest contract charges                      3,148        0.989484             3,115
    Remaining contract charges              491,981,705              --       559,742,457
 2007  Lowest contract charges                  119,533        1.185236           141,675
    Highest contract charges                      3,148        0.996396             3,136
    Remaining contract charges              246,423,041              --       271,321,646
 2006  Lowest contract charges                  162,505        1.139019           185,099
    Highest contract charges                      1,953        1.011338             1,975
    Remaining contract charges              153,025,744              --       163,079,244
 2005  Lowest contract charges                  143,674        1.115170           160,191
    Highest contract charges                    698,834        0.959978           670,865
    Remaining contract charges              112,044,334              --       115,995,826
 2004  Lowest contract charges                   39,819        1.094675            43,588
    Highest contract charges                  1,071,892        0.959450         1,028,427
    Remaining contract charges               88,628,571              --        91,023,043
HARTFORD SMALLCAP VALUE HLS FUND
 2008  Lowest contract charges                      199        7.573923             1,507
    Highest contract charges                      3,769        7.535915            28,404
    Remaining contract charges                   17,841              --           134,937
HARTFORD SMALL COMPANY HLS FUND
 2008  Lowest contract charges                   26,782        6.664054           178,476
    Highest contract charges                    195,257        0.889390           173,660
    Remaining contract charges                3,537,407              --         4,031,858
 2007  Lowest contract charges                  644,044        1.999048         1,287,475
    Highest contract charges                    294,643        1.538611           453,341
    Remaining contract charges                4,322,838              --         6,837,403
 2006  Lowest contract charges                1,034,849        1.779188         1,841,188
    Highest contract charges                    332,633        1.384540           460,544
    Remaining contract charges                5,039,557              --         7,149,842
 2005  Lowest contract charges                1,117,590        1.580822         1,766,710
    Highest contract charges                    331,040        1.243780           411,741
    Remaining contract charges                6,180,211              --         7,841,673
 2004  Lowest contract charges                1,159,866        1.328086         1,540,401
    Highest contract charges                    372,636        1.056494           393,687
    Remaining contract charges                7,108,102              --         7,626,084

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND
 2008  Lowest contract charges                0.84%              1.91%               1.27%
    Highest contract charges                  2.38%              2.06%              (0.69)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.87%              4.83%               4.06%
    Highest contract charges                  2.24%              3.80%               2.05%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.60%              4.90%               3.82%
    Highest contract charges                  2.56%              4.71%               2.07%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.94%              2.71%               1.87%
    Highest contract charges                  2.50%              2.54%               0.06%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.95%              0.90%               0.01%
    Highest contract charges                  2.46%              1.00%               1.79%
    Remaining contract charges                  --                 --                  --
HARTFORD SMALLCAP VALUE HLS FUND
 2008  Lowest contract charges                1.56%             12.22%             (26.72)%
    Highest contract charges                  2.10%              3.40%             (27.01)%
    Remaining contract charges                  --                 --                  --
HARTFORD SMALL COMPANY HLS FUND
 2008  Lowest contract charges                1.04%              0.29%             (36.34)%
    Highest contract charges                  2.51%                --              (42.20)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%                --               12.36%
    Highest contract charges                  2.49%                --               11.13%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%              0.10%              12.55%
    Highest contract charges                  2.50%              0.11%              11.32%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%                --               19.03%
    Highest contract charges                  2.49%                --               17.73%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%                --               10.35%
    Highest contract charges                  2.49%                --                9.14%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD SMALLCAP GROWTH HLS FUND
 2008  Lowest contract charges                    3,181       $6.938674           $22,070
    Highest contract charges                        284        6.846178             1,944
    Remaining contract charges                   86,481              --           292,617
 2007  Lowest contract charges                   87,574        1.358036           118,929
    Highest contract charges                      5,669        1.320592             7,486
    Remaining contract charges                   18,907              --            25,171
 2006  Lowest contract charges                   98,923        1.406553           139,141
    Highest contract charges                      5,754        1.374628             7,909
    Remaining contract charges                   21,175              --            29,301
 2005  Lowest contract charges                   87,090        1.338187           116,544
    Highest contract charges                        631        1.314363               829
    Remaining contract charges                   19,482              --            25,738
 2004  Lowest contract charges                   53,236        1.225032            65,216
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
HARTFORD STOCK HLS FUND
 2008  Lowest contract charges                   33,393        6.263381           209,153
    Highest contract charges                    958,069        0.559049           535,608
    Remaining contract charges               18,068,574              --        10,916,036
 2007  Lowest contract charges                3,754,373        1.277448         4,796,017
    Highest contract charges                    969,640        1.010530           979,850
    Remaining contract charges               19,603,434              --        20,358,735
 2006  Lowest contract charges                5,155,251        1.226336         6,322,070
    Highest contract charges                  1,118,721        0.980820         1,097,264
    Remaining contract charges               23,415,993              --        23,524,486
 2005  Lowest contract charges                5,450,383        1.087385         5,926,665
    Highest contract charges                  1,136,270        0.879295           999,117
    Remaining contract charges               26,765,950              --        23,984,706
 2004  Lowest contract charges                5,842,903        1.008454         5,892,298
    Highest contract charges                    715,689        0.824491           590,079
    Remaining contract charges               24,855,123              --        20,796,205

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD SMALLCAP GROWTH HLS FUND
 2008  Lowest contract charges                0.68%              1.91%             (34.82)%
    Highest contract charges                  2.03%              1.08%             (35.52)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%              0.02%              (3.45)%
    Highest contract charges                  1.89%              0.02%              (3.93)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%              0.13%               5.11%
    Highest contract charges                  1.89%              0.16%               4.59%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.39%              0.16%               9.24%
    Highest contract charges                  0.93%                --                8.69%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%                --               13.54%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
HARTFORD STOCK HLS FUND
 2008  Lowest contract charges                1.04%              5.35%             (41.13)%
    Highest contract charges                  2.51%              1.89%             (44.68)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%              0.65%               4.17%
    Highest contract charges                  2.49%              0.70%               3.03%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%              1.09%              12.78%
    Highest contract charges                  2.50%              1.09%              11.55%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              1.56%               7.83%
    Highest contract charges                  2.49%              1.71%               6.65%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%              0.93%               2.46%
    Highest contract charges                  2.48%              1.64%               1.34%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 2008  Lowest contract charges                  120,474       $9.624617        $1,159,517
    Highest contract charges                      1,406        9.528529            13,394
    Remaining contract charges                1,101,273              --         2,634,595
 2007  Lowest contract charges                  476,692        1.132329           539,772
    Highest contract charges                      2,931        1.101078             3,227
    Remaining contract charges                   67,657              --            75,309
 2006  Lowest contract charges                  547,866        1.102881           604,233
    Highest contract charges                      2,931        1.077824             3,159
    Remaining contract charges                   70,756              --            76,958
 2005  Lowest contract charges                  535,185        1.077947           576,901
    Highest contract charges                        783        1.058738               829
    Remaining contract charges                   70,207              --            74,880
 2004  Lowest contract charges                  683,975        1.079155           738,114
    Highest contract charges                      1,498        1.069109             1,602
    Remaining contract charges                   26,410              --            28,387
HARTFORD VALUE HLS FUND
 2008  Lowest contract charges                   12,754        7.098480            90,532
    Highest contract charges                         84        7.027403               591
    Remaining contract charges                   47,576              --           132,115
 2007  Lowest contract charges                   91,158        1.429723           130,330
    Highest contract charges                      3,449        1.410824             4,865
    Remaining contract charges                   20,874              --            29,549
 2006  Lowest contract charges                  104,647        1.333769           139,575
    Highest contract charges                      3,452        1.318772             4,553
    Remaining contract charges                   84,589              --           111,866
 2005  Lowest contract charges                  104,208        1.113029           115,986
    Highest contract charges                      3,457        1.102708             3,812
    Remaining contract charges                   81,660              --            90,255
 2004  Lowest contract charges                   13,289        1.046429            13,906
    Highest contract charges                     12,082        1.033088            12,482
    Remaining contract charges                   87,064              --            90,599

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 2008  Lowest contract charges                1.01%             16.44%              (1.84)%
    Highest contract charges                  2.04%              6.96%              (2.62)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%              3.51%               2.67%
    Highest contract charges                  1.86%              3.69%               2.16%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%              3.23%               2.31%
    Highest contract charges                  1.86%              2.01%               1.80%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              2.50%               0.11%
    Highest contract charges                  0.94%                --                0.61%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%              3.36%               0.40%
    Highest contract charges                  1.78%              0.86%               0.05%
    Remaining contract charges                  --                 --                  --
HARTFORD VALUE HLS FUND
 2008  Lowest contract charges                1.03%              8.27%             (33.31)%
    Highest contract charges                  2.04%             15.93%             (33.85)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%              0.92%               7.19%
    Highest contract charges                  1.60%              1.02%               6.98%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%              0.87%              19.83%
    Highest contract charges                  1.60%              0.87%              19.59%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.39%              2.37%               6.37%
    Highest contract charges                  1.59%              2.01%               6.15%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%              0.27%               8.90%
    Highest contract charges                  1.68%                --                8.52%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD VALUE OPPORTUNITIES HLS FUND
 2008  Lowest contract charges                    1,720       $6.368473           $10,954
    Highest contract charges                      1,250        6.304630             7,883
    Remaining contract charges                   42,950              --            86,808
 2007  Lowest contract charges                  142,934        1.491912           213,245
    Highest contract charges                     22,028        1.450756            31,958
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                  181,366        1.618630           293,564
    Highest contract charges                     26,119        1.581867            41,316
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                  124,158        1.382540           171,652
    Highest contract charges                        611        1.357902               830
    Remaining contract charges                       --              --                --
 2004  Lowest contract charges                    9,269        1.297525            12,026
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
HARTFORD EQUITY INCOME HLS FUND
 2008  Lowest contract charges                    1,197        7.747694             9,275
    Highest contract charges                      5,006        7.663732            38,362
    Remaining contract charges                   45,182              --           176,546
 2007  Lowest contract charges                   12,249        1.489076            18,240
    Highest contract charges                     25,142        1.458445            36,669
    Remaining contract charges                    1,658              --             2,447
 2006  Lowest contract charges                   17,507        1.415573            24,782
    Highest contract charges                     21,333        1.393396            29,726
    Remaining contract charges                      283              --               398
 2005  Lowest contract charges                   16,805        1.191368            20,022
    Highest contract charges                        701        1.178576               826
    Remaining contract charges                       --              --                --
AMERICAN FUNDS ASSET ALLOCATION HLS
 FUND
 2008  Lowest contract charges                  209,923        7.250974         1,522,147
    Highest contract charges                        501        7.192825             3,603
    Remaining contract charges                  447,148              --         3,231,054
AMERICAN FUNDS BLUE CHIP INCOME AND
 GROWTH HLS FUND
 2008  Lowest contract charges                   55,223        6.679716           368,874
    Highest contract charges                      5,552        6.626079            36,786
    Remaining contract charges                  305,824              --         2,034,736
AMERICAN FUNDS BOND HLS FUND
 2008  Lowest contract charges                  616,495        8.904119         5,489,348
    Highest contract charges                      3,625        8.832849            32,022
    Remaining contract charges                  831,753              --         7,381,367

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD VALUE OPPORTUNITIES HLS FUND
 2008  Lowest contract charges                1.03%              3.63%             (37.09)%
    Highest contract charges                  2.00%             11.13%             (37.59)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%              0.86%              (7.83)%
    Highest contract charges                  1.89%              0.85%              (8.29)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%              1.20%              17.08%
    Highest contract charges                  1.90%              2.10%              16.49%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.39%              1.33%               6.55%
    Highest contract charges                  0.93%                --                6.02%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.39%              0.23%              16.93%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
HARTFORD EQUITY INCOME HLS FUND
 2008  Lowest contract charges                0.70%              8.25%             (27.26)%
    Highest contract charges                  1.74%             14.28%             (27.89)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%              1.42%               5.19%
    Highest contract charges                  1.89%              1.83%               4.67%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%              1.60%              18.82%
    Highest contract charges                  1.89%              6.07%              18.23%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.38%              2.91%               3.10%
    Highest contract charges                  0.94%                --                2.59%
    Remaining contract charges                  --                 --                  --
AMERICAN FUNDS ASSET ALLOCATION HLS
 FUND
 2008  Lowest contract charges                0.83%                --              (28.01)%
    Highest contract charges                  1.63%                --              (28.59)%
    Remaining contract charges                  --                 --                  --
AMERICAN FUNDS BLUE CHIP INCOME AND
 GROWTH HLS FUND
 2008  Lowest contract charges                0.83%                --              (34.65)%
    Highest contract charges                  1.63%                --              (35.17)%
    Remaining contract charges                  --                 --                  --
AMERICAN FUNDS BOND HLS FUND
 2008  Lowest contract charges                0.83%                --              (11.11)%
    Highest contract charges                  1.62%                --              (11.82)%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL BOND HLS FUND
 2008  Lowest contract charges                   86,824       $9.767251          $848,031
    Highest contract charges                      2,576        9.689117            24,958
    Remaining contract charges                  189,928              --         1,848,699
AMERICAN FUNDS GLOBAL GROWTH AND
 INCOME HLS FUND
 2008  Lowest contract charges                  312,976        6.006580         1,879,917
    Highest contract charges                     13,741        5.958336            81,872
    Remaining contract charges                  823,646              --         4,929,443
AMERICAN FUNDS GLOBAL GROWTH HLS FUND
 2008  Lowest contract charges                   58,352        6.351012           370,593
    Highest contract charges                      1,883        6.300038            11,862
    Remaining contract charges                  203,909              --         1,290,768
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION HLS FUND
 2008  Lowest contract charges                  127,078        5.053663           642,210
    Highest contract charges                      1,108        5.013031             5,555
    Remaining contract charges                  392,269              --         1,975,038
AMERICAN FUNDS GROWTH HLS FUND
 2008  Lowest contract charges                1,172,167        5.832309         6,836,442
    Highest contract charges                      1,516        5.783494             8,767
    Remaining contract charges                2,128,220              --        12,368,265
AMERICAN FUNDS GROWTH-INCOME HLS FUND
 2008  Lowest contract charges                  593,646        6.447345         3,827,440
    Highest contract charges                     45,595        6.395572           291,606
    Remaining contract charges                1,378,933              --         8,859,137
AMERICAN FUNDS INTERNATIONAL HLS FUND
 2008  Lowest contract charges                  765,494        6.039025         4,622,839
    Highest contract charges                     12,261        5.990544            73,447
    Remaining contract charges                1,172,314              --         7,056,034
AMERICAN FUNDS NEW WORLD HLS FUND
 2008  Lowest contract charges                  138,017        5.953164           821,640
    Highest contract charges                      4,004        5.905372            23,642
    Remaining contract charges                  432,342              --         2,564,372

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
AMERICAN FUNDS GLOBAL BOND HLS FUND
 2008  Lowest contract charges                0.83%                --               (2.15)%
    Highest contract charges                  1.62%                --               (2.93)%
    Remaining contract charges                  --                 --                  --
AMERICAN FUNDS GLOBAL GROWTH AND
 INCOME HLS FUND
 2008  Lowest contract charges                0.83%                --              (40.40)%
    Highest contract charges                  1.64%                --              (40.88)%
    Remaining contract charges                  --                 --                  --
AMERICAN FUNDS GLOBAL GROWTH HLS FUND
 2008  Lowest contract charges                0.84%                --              (36.85)%
    Highest contract charges                  1.62%                --              (37.36)%
    Remaining contract charges                  --                 --                  --
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION HLS FUND
 2008  Lowest contract charges                0.83%                --              (49.91)%
    Highest contract charges                  1.64%                --              (50.31)%
    Remaining contract charges                  --                 --                  --
AMERICAN FUNDS GROWTH HLS FUND
 2008  Lowest contract charges                0.83%              2.50%             (42.11)%
    Highest contract charges                  1.60%              5.18%             (42.59)%
    Remaining contract charges                  --                 --                  --
AMERICAN FUNDS GROWTH-INCOME HLS FUND
 2008  Lowest contract charges                0.83%              3.11%             (36.71)%
    Highest contract charges                  1.63%              3.50%             (37.22)%
    Remaining contract charges                  --                 --                  --
AMERICAN FUNDS INTERNATIONAL HLS FUND
 2008  Lowest contract charges                0.83%                --              (39.97)%
    Highest contract charges                  1.63%                --              (40.45)%
    Remaining contract charges                  --                 --                  --
AMERICAN FUNDS NEW WORLD HLS FUND
 2008  Lowest contract charges                0.83%                --              (40.78)%
    Highest contract charges                  1.63%                --              (41.25)%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HUNTINGTON VA INCOME EQUITY FUND
 2008  Lowest contract charges                   23,111       $6.791597          $156,960
    Highest contract charges                      3,888        8.570547            33,323
    Remaining contract charges                1,174,639              --         1,758,057
 2007  Lowest contract charges                  588,221        1.372128           807,115
    Highest contract charges                      4,986       14.136235            70,485
    Remaining contract charges                  183,580              --         1,561,414
 2006  Lowest contract charges                  172,442        1.377826           237,595
    Highest contract charges                      5,262       14.359121            75,558
    Remaining contract charges                  132,822              --         1,485,875
 2005  Lowest contract charges                   15,565        1.240399            19,306
    Highest contract charges                      5,238       13.076432            68,489
    Remaining contract charges                   97,364              --         1,289,834
 2004  Lowest contract charges                    5,594       13.241853            74,085
    Highest contract charges                      3,918       13.019064            51,015
    Remaining contract charges                   74,294              --           974,760
HUNTINGTON VA DIVIDEND CAPTURE FUND
 2008  Lowest contract charges                   27,009        7.028026           189,818
    Highest contract charges                      7,540        9.895638            74,615
    Remaining contract charges                2,563,023              --         5,755,289
 2007  Lowest contract charges                1,247,927        1.477762         1,844,140
    Highest contract charges                      8,054       14.107888           113,619
    Remaining contract charges                1,047,789              --         6,432,711
 2006  Lowest contract charges                  397,917        1.595687           634,953
    Highest contract charges                      7,096       15.409957           109,346
    Remaining contract charges                  426,795              --         5,079,252
 2005  Lowest contract charges                   76,430        1.387277           106,030
    Highest contract charges                      6,302       13.552210            85,409
    Remaining contract charges                  224,152              --         3,063,959
 2004  Lowest contract charges                    8,898       13.641047           121,388
    Highest contract charges                      3,765       13.411543            50,491
    Remaining contract charges                   87,725              --         1,184,756

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HUNTINGTON VA INCOME EQUITY FUND
 2008  Lowest contract charges                1.02%             13.17%             (35.42)%
    Highest contract charges                  2.51%              5.83%             (39.37)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.34%              1.49%              (0.41)%
    Highest contract charges                  2.49%              1.80%              (1.55)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.34%              1.60%              11.08%
    Highest contract charges                  2.50%              1.92%               9.81%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.32%              1.25%               3.40%
    Highest contract charges                  2.49%              1.71%               0.44%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.69%                --               11.74%
    Highest contract charges                  2.46%                --               10.85%
    Remaining contract charges                  --                 --                  --
HUNTINGTON VA DIVIDEND CAPTURE FUND
 2008  Lowest contract charges                1.03%             18.64%             (31.59)%
    Highest contract charges                  2.51%             10.83%             (29.86)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.34%              2.81%              (7.39)%
    Highest contract charges                  2.49%              3.40%              (8.45)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.35%              2.60%              15.02%
    Highest contract charges                  2.50%              3.32%              13.71%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.29%              2.16%               4.20%
    Highest contract charges                  2.48%              3.20%               1.05%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.69%              0.05%              11.84%
    Highest contract charges                  2.46%                --               10.95%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HUNTINGTON VA GROWTH FUND
 2008  Lowest contract charges                   24,262       $6.775378          $164,381
    Highest contract charges                      2,564        8.360654            21,440
    Remaining contract charges                1,512,812              --         1,732,781
 2007  Lowest contract charges                  836,922        1.024222           857,194
    Highest contract charges                      3,586       13.805801            49,502
    Remaining contract charges                  205,720              --         1,180,200
 2006  Lowest contract charges                  134,031        0.905081           121,308
    Highest contract charges                      3,709       12.340854            45,773
    Remaining contract charges                  149,642              --           789,488
 2005  Lowest contract charges                   45,909        0.849930            39,020
    Highest contract charges                      3,679       11.742513            43,202
    Remaining contract charges                   60,173              --           715,534
 2004  Lowest contract charges                    4,549       12.158550            55,307
    Highest contract charges                      2,710       11.953918            32,393
    Remaining contract charges                   46,966              --           565,512
HUNTINGTON VA MID CORP AMERICA FUND
 2008  Lowest contract charges                   17,481        6.455900           112,854
    Highest contract charges                      3,554       10.621312            37,748
    Remaining contract charges                1,148,228              --         3,140,451
 2007  Lowest contract charges                  601,487        1.781308         1,071,433
    Highest contract charges                      3,317       17.804561            59,056
    Remaining contract charges                  421,901              --         4,184,354
 2006  Lowest contract charges                  301,645        1.660206           500,791
    Highest contract charges                      2,796       16.786040            46,928
    Remaining contract charges                  314,083              --         3,245,167
 2005  Lowest contract charges                   54,155        1.569226            84,982
    Highest contract charges                      2,287       16.049710            36,703
    Remaining contract charges                  141,793              --         1,967,504
 2004  Lowest contract charges                    6,408       14.854866            95,191
    Highest contract charges                        922       14.604930            13,462
    Remaining contract charges                   45,358              --           667,308

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HUNTINGTON VA GROWTH FUND
 2008  Lowest contract charges                1.03%              2.05%             (34.95)%
    Highest contract charges                  2.51%              1.08%             (39.44)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.34%              0.29%              13.16%
    Highest contract charges                  2.49%              0.43%              11.87%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.35%              0.09%               6.31%
    Highest contract charges                  2.50%              0.42%               5.10%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.47%                --                3.50%
    Highest contract charges                  2.49%              0.49%               1.77%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.70%              0.01%               3.89%
    Highest contract charges                  2.45%                --                3.07%
    Remaining contract charges                  --                 --                  --
HUNTINGTON VA MID CORP AMERICA FUND
 2008  Lowest contract charges                1.03%              2.13%             (39.57)%
    Highest contract charges                  2.51%              1.22%             (40.35)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.34%              0.48%               7.29%
    Highest contract charges                  2.49%              0.56%               6.07%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.35%              0.31%               5.80%
    Highest contract charges                  2.50%              0.37%               4.59%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.25%              0.07%              14.24%
    Highest contract charges                  2.48%              0.11%               9.89%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.69%              0.02%              14.94%
    Highest contract charges                  2.46%              0.01%              14.03%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HUNTINGTON VA NEW ECONOMY FUND
 2008  Lowest contract charges                   39,953       $5.332800          $213,059
    Highest contract charges                      1,740        8.931398            15,544
    Remaining contract charges                1,452,247              --         2,586,469
 2007  Lowest contract charges                  828,545        1.904692         1,578,123
    Highest contract charges                      2,389       19.342180            46,207
    Remaining contract charges                  287,317              --         3,484,222
 2006  Lowest contract charges                  370,392        1.716058           635,614
    Highest contract charges                      2,267       17.627960            39,958
    Remaining contract charges                  218,784              --         2,240,094
 2005  Lowest contract charges                   57,877        1.577247            91,287
    Highest contract charges                      2,334       16.389399            38,247
    Remaining contract charges                   95,435              --         1,444,062
 2004  Lowest contract charges                    3,932       15.093436            59,356
    Highest contract charges                      1,750       14.839470            25,963
    Remaining contract charges                   36,504              --           545,245
HUNTINGTON VA ROTATING MARKETS FUND
 2008  Lowest contract charges                      344        6.434817             2,212
    Highest contract charges                      1,852       10.242381            18,964
    Remaining contract charges                  444,267              --         1,128,680
 2007  Lowest contract charges                  286,453        1.625080           465,509
    Highest contract charges                      2,461       18.127386            44,618
    Remaining contract charges                  179,794              --         1,667,938
 2006  Lowest contract charges                   84,660        1.509664           127,806
    Highest contract charges                      2,094       17.034600            35,678
    Remaining contract charges                  128,819              --         1,223,580
 2005  Lowest contract charges                    5,423        1.279296             6,938
    Highest contract charges                      1,626       14.602090            23,750
    Remaining contract charges                   68,598              --         1,014,739
 2004  Lowest contract charges                    4,823       13.886007            66,966
    Highest contract charges                        970       13.652372            13,237
    Remaining contract charges                   61,173              --           841,991
HUNTINGTON VA INTERNATIONAL EQUITY
 FUND
 2008  Lowest contract charges                   64,663        6.227854           402,714
    Highest contract charges                      3,140        0.992130             3,115
    Remaining contract charges                1,420,451              --         3,199,923
 2007  Lowest contract charges                  101,809       16.198358         1,649,135
    Highest contract charges                      3,144        1.711354             5,381
    Remaining contract charges                1,025,503              --         2,544,723
 2006  Lowest contract charges                   37,900       14.430333           546,914
    Highest contract charges                     82,936        1.553815           128,868
    Remaining contract charges                  229,665              --           465,207
 2005  Lowest contract charges                      685       11.630368             7,971
    Highest contract charges                     15,596        1.263000            19,697
    Remaining contract charges                    5,367              --            21,530

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HUNTINGTON VA NEW ECONOMY FUND
 2008  Lowest contract charges                1.02%              0.51%             (47.93)%
    Highest contract charges                  2.52%              0.84%             (53.82)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.34%              0.15%              10.99%
    Highest contract charges                  2.49%              0.17%               9.72%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.35%              0.08%               8.80%
    Highest contract charges                  2.50%              0.12%               7.56%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.26%                --               15.94%
    Highest contract charges                  2.49%                --               10.45%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.69%                --               16.75%
    Highest contract charges                  2.44%                --               15.82%
    Remaining contract charges                  --                 --                  --
HUNTINGTON VA ROTATING MARKETS FUND
 2008  Lowest contract charges                1.00%              8.52%             (38.68)%
    Highest contract charges                  2.51%              2.56%             (43.50)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.34%              0.77%               7.65%
    Highest contract charges                  2.49%              0.82%               6.42%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.34%              0.56%              18.01%
    Highest contract charges                  2.50%              0.58%              16.66%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.22%                --               13.36%
    Highest contract charges                  2.48%              0.64%               6.96%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.69%              0.48%               9.75%
    Highest contract charges                  2.44%              0.16%               8.88%
    Remaining contract charges                  --                 --                  --
HUNTINGTON VA INTERNATIONAL EQUITY
 FUND
 2008  Lowest contract charges                1.02%              6.75%             (40.18)%
    Highest contract charges                  2.51%              2.74%             (42.03)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.34%              0.01%              12.25%
    Highest contract charges                  2.48%              0.02%              10.97%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.34%              2.48%              24.08%
    Highest contract charges                  2.19%              1.80%              23.03%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.22%             14.70%              15.18%
    Highest contract charges                  2.15%              1.08%              14.71%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HUNTINGTON VA MACRO 100 FUND
 2008  Lowest contract charges                    9,567       $7.579899           $72,520
    Highest contract charges                     26,111        0.686243            17,918
    Remaining contract charges                1,189,972              --           853,303
 2007  Lowest contract charges                  578,064        1.108493           640,780
    Highest contract charges                     21,412        1.064643            22,796
    Remaining contract charges                  632,429              --           687,868
 2006  Lowest contract charges                  267,069        1.155831           308,687
    Highest contract charges                     17,754        1.122950            19,937
    Remaining contract charges                  505,524              --           574,916
 2005  Lowest contract charges                   37,620        1.092207            41,089
    Highest contract charges                      8,916        1.073412             9,570
    Remaining contract charges                  222,121              --           240,013
 2004  Lowest contract charges                   13,580        1.050977            14,273
    Highest contract charges                     49,494        1.048339            51,886
    Remaining contract charges                   21,023              --            22,056
HUNTINGTON VA MORTGAGE SECURITIES FUND
 2008  Lowest contract charges                   40,289        9.968448           401,616
    Highest contract charges                      1,238        1.067436             1,322
    Remaining contract charges                  774,923              --         2,091,082
 2007  Lowest contract charges                   90,663       10.719929           971,899
    Highest contract charges                      1,240        1.071435             1,328
    Remaining contract charges                  587,371              --           815,707
 2006  Lowest contract charges                   27,961       10.454920           292,340
    Highest contract charges                     46,821        1.065020            49,865
    Remaining contract charges                  220,785              --           311,976
 2005  Lowest contract charges                    1,548       10.007438            15,493
    Highest contract charges                      7,302        1.030448             7,525
    Remaining contract charges                    5,651              --             5,852
HUNTINGTON VA SITUS FUND
 2008  Lowest contract charges                   37,689        6.571252           247,660
    Highest contract charges                     16,877        0.816019            13,772
    Remaining contract charges                4,335,671              --         3,666,637
 2007  Lowest contract charges                  867,456        1.482212         1,285,753
    Highest contract charges                     14,542        1.423618            20,703
    Remaining contract charges                3,052,677              --         4,437,061
 2006  Lowest contract charges                  426,891        1.348911           575,837
    Highest contract charges                      7,995        1.310568            10,478
    Remaining contract charges                1,898,640              --         2,521,605
 2005  Lowest contract charges                   40,251        1.304158            52,493
    Highest contract charges                      2,500        1.281741             3,204
    Remaining contract charges                  778,086              --         1,003,374
 2004  Lowest contract charges                    3,979        1.124039             4,472
    Highest contract charges                     11,840        1.123192            13,299
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HUNTINGTON VA MACRO 100 FUND
 2008  Lowest contract charges                1.03%              6.73%             (28.46)%
    Highest contract charges                  2.50%              1.92%             (35.54)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.34%              0.39%              (4.10)%
    Highest contract charges                  2.49%              0.40%              (5.19)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.35%              0.07%               5.83%
    Highest contract charges                  2.50%              0.13%               4.62%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.31%              0.16%              14.04%
    Highest contract charges                  2.45%              0.19%               2.55%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.83%                --                5.10%
    Highest contract charges                  1.06%                --                4.83%
    Remaining contract charges                  --                 --                  --
HUNTINGTON VA MORTGAGE SECURITIES FUND
 2008  Lowest contract charges                1.03%             12.13%              (1.40)%
    Highest contract charges                  2.49%              8.15%              (0.37)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.34%              1.63%               2.54%
    Highest contract charges                  2.48%              2.84%               1.36%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.35%              0.26%               4.47%
    Highest contract charges                  2.18%                --                3.59%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.08%                --                0.27%
    Highest contract charges                  2.02%                --                0.61%
    Remaining contract charges                  --                 --                  --
HUNTINGTON VA SITUS FUND
 2008  Lowest contract charges                1.02%              0.86%             (37.24)%
    Highest contract charges                  2.51%              0.24%             (42.68)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.34%              0.43%               9.88%
    Highest contract charges                  2.48%              0.39%               8.63%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.34%              0.12%               3.43%
    Highest contract charges                  2.50%              0.09%               2.25%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.26%                --               20.04%
    Highest contract charges                  2.45%              0.01%              14.29%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.01%                --               12.40%
    Highest contract charges                  1.07%                --               12.32%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO
 2008  Lowest contract charges                    4,295       $7.906371           $33,958
    Highest contract charges                        620        7.801894             4,838
    Remaining contract charges                   81,177              --           638,132
LORD ABBETT BOND-DEBENTURE PORTFOLIO
 2008  Lowest contract charges                    2,063        8.373519            17,275
    Highest contract charges                      6,312        8.262872            52,157
    Remaining contract charges                  691,617              --         5,755,430
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO
 2008  Lowest contract charges                   87,029        6.916778           601,960
    Highest contract charges                        273        6.848122             1,868
    Remaining contract charges                  168,054              --         1,157,654
MFS(R) CORE EQUITY SERIES
 2008  Lowest contract charges                      230        6.894720             1,587
    Highest contract charges                      2,006        4.353958             8,735
    Remaining contract charges                1,122,681              --         6,287,350
 2007  Lowest contract charges                      231       11.440100             2,640
    Highest contract charges                      1,687        7.337532            12,377
    Remaining contract charges                1,326,505              --        12,493,279
 2006  Lowest contract charges                      232       10.390804             2,404
    Highest contract charges                      2,005        6.768617            13,569
    Remaining contract charges                1,670,080              --        14,329,489
 2005  Lowest contract charges                      232        9.217904             2,138
    Highest contract charges                      3,157        6.098386            19,251
    Remaining contract charges                1,958,914              --        15,047,096
 2004  Lowest contract charges                      230        9.151640             2,130
    Highest contract charges                      3,043        6.149111            18,712
    Remaining contract charges                2,218,608              --        17,092,503
MFS(R) GROWTH SERIES
 2008  Lowest contract charges                      451        6.530042             2,943
    Highest contract charges                      5,190        3.915227            20,321
    Remaining contract charges                2,284,240              --        12,148,972
 2007  Lowest contract charges                      454       10.523433             4,777
    Highest contract charges                      5,192        6.418030            33,321
    Remaining contract charges                2,651,797              --        22,797,952
 2006  Lowest contract charges                   98,320        8.678651           853,284
    Highest contract charges                      5,111        5.433347            27,768
    Remaining contract charges                2,290,946              --        17,105,942
 2005  Lowest contract charges                   77,507        8.153094           631,920
    Highest contract charges                      3,879        5.165968            20,039
    Remaining contract charges                2,416,051              --        17,405,243
 2004  Lowest contract charges                   62,174        7.568372           470,548
    Highest contract charges                     11,808        4.855786            57,337
    Remaining contract charges                2,481,207              --        16,809,258

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO
 2008  Lowest contract charges                0.70%             11.02%             (23.83)%
    Highest contract charges                  2.01%             19.21%             (24.64)%
    Remaining contract charges                  --                 --                  --
LORD ABBETT BOND-DEBENTURE PORTFOLIO
 2008  Lowest contract charges                0.70%             16.56%             (18.69)%
    Highest contract charges                  2.02%             18.22%             (19.56)%
    Remaining contract charges                  --                 --                  --
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO
 2008  Lowest contract charges                1.03%              6.01%             (34.34)%
    Highest contract charges                  2.02%              7.42%             (34.86)%
    Remaining contract charges                  --                 --                  --
MFS(R) CORE EQUITY SERIES
 2008  Lowest contract charges                0.95%              0.78%             (39.73)%
    Highest contract charges                  2.50%              0.78%             (40.66)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.94%              0.34%              10.10%
    Highest contract charges                  2.49%              0.34%               8.41%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.98%              0.44%              12.72%
    Highest contract charges                  2.50%              0.51%              10.99%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.98%              0.74%               0.72%
    Highest contract charges                  2.49%              0.74%               0.83%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.95%              0.36%              11.40%
    Highest contract charges                  2.46%              0.40%               9.69%
    Remaining contract charges                  --                 --                  --
MFS(R) GROWTH SERIES
 2008  Lowest contract charges                0.85%              0.23%             (37.95)%
    Highest contract charges                  2.56%              0.23%             (39.00)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.86%                --               20.15%
    Highest contract charges                  2.54%                --               18.12%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.35%                --                6.45%
    Highest contract charges                  2.55%                --                5.18%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.34%                --                7.73%
    Highest contract charges                  2.52%                --                6.44%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.35%                --               11.45%
    Highest contract charges                  2.46%                --               10.17%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
MFS(R) GLOBAL EQUITY SERIES
 2008  Lowest contract charges                    3,963      $11.782035           $46,690
    Highest contract charges                      7,008        9.228134            64,672
    Remaining contract charges                  739,161              --         7,600,391
 2007  Lowest contract charges                    3,633       17.942006            65,182
    Highest contract charges                      9,662       14.287162           138,037
    Remaining contract charges                  658,987              --        10,506,039
 2006  Lowest contract charges                   34,570       16.420004           567,659
    Highest contract charges                      4,954       13.415376            66,463
    Remaining contract charges                  687,118              --        10,099,529
 2005  Lowest contract charges                   18,887       13.377978           252,672
    Highest contract charges                      4,223       11.056369            46,694
    Remaining contract charges                  650,175              --         7,844,416
 2004  Lowest contract charges                    7,781       12.593096            97,993
    Highest contract charges                      1,477       10.528057            15,547
    Remaining contract charges                  734,952              --         8,440,222
MFS(R) HIGH INCOME SERIES
 2008  Lowest contract charges                    1,401        9.590820            13,439
    Highest contract charges                        437        8.508150             3,716
    Remaining contract charges                5,703,823              --        50,836,045
 2007  Lowest contract charges                    1,073       13.526642            14,511
    Highest contract charges                        396       12.205674             4,836
    Remaining contract charges                6,374,390              --        80,860,267
 2006  Lowest contract charges                      507       13.404996             6,793
    Highest contract charges                        349       12.303290             4,295
    Remaining contract charges                6,477,357              --        82,012,390
 2005  Lowest contract charges                    1,790       12.450166            22,292
    Highest contract charges                        349       11.434854             3,993
    Remaining contract charges                6,857,178              --        79,955,561
 2004  Lowest contract charges                    3,098       12.303541            38,111
    Highest contract charges                     30,723       11.488203           352,956
    Remaining contract charges                6,233,648              --        72,407,930

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
MFS(R) GLOBAL EQUITY SERIES
 2008  Lowest contract charges                0.85%              1.18%             (34.33)%
    Highest contract charges                  2.51%              1.17%             (35.41)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.84%                --                8.27%
    Highest contract charges                  2.49%              2.02%               6.50%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.35%              0.51%              22.74%
    Highest contract charges                  2.50%              0.49%              21.34%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.34%              0.22%               6.23%
    Highest contract charges                  2.48%              0.28%               5.02%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.34%              0.26%              16.70%
    Highest contract charges                  2.46%                --               15.36%
    Remaining contract charges                  --                 --                  --
MFS(R) HIGH INCOME SERIES
 2008  Lowest contract charges                0.85%              7.65%             (29.10)%
    Highest contract charges                  2.62%              5.23%             (30.29)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.85%              7.12%               0.91%
    Highest contract charges                  2.54%              6.58%              (0.79)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.85%                --                9.44%
    Highest contract charges                  2.55%              7.79%               7.60%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.95%              9.04%               1.19%
    Highest contract charges                  2.45%                --                0.42%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.95%              4.96%               8.12%
    Highest contract charges                  2.47%              2.81%               6.46%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES
 2008  Lowest contract charges                       53       $6.184005              $329
    Highest contract charges                        799        4.308344             3,440
    Remaining contract charges                2,424,330              --        12,661,320
 2007  Lowest contract charges                       54        9.904658               535
    Highest contract charges                        799        7.001540             5,591
    Remaining contract charges                2,875,698              --        24,195,138
 2006  Lowest contract charges                       54        8.992777               492
    Highest contract charges                        799        6.449766             5,150
    Remaining contract charges                3,406,699              --        26,100,112
 2005  Lowest contract charges                       55        8.451965               468
    Highest contract charges                     28,943        6.156607           178,189
    Remaining contract charges                4,015,498              --        28,897,793
 2004  Lowest contract charges                       57        8.178342               459
    Highest contract charges                     19,597        6.041268           118,388
    Remaining contract charges                4,563,595              --        32,178,546
MFS(R) INVESTORS TRUST SERIES
 2008  Lowest contract charges                    1,780        8.149753            14,506
    Highest contract charges                      5,497        6.595768            36,254
    Remaining contract charges               16,650,689              --       116,403,347
 2007  Lowest contract charges                2,803,203       12.109375        33,945,037
    Highest contract charges                      3,178       10.111297            32,131
    Remaining contract charges               14,207,504              --       146,599,269
 2006  Lowest contract charges                1,872,392       11.127182        20,834,429
    Highest contract charges                        221        9.403315             2,080
    Remaining contract charges               13,321,398              --       126,960,587
 2005  Lowest contract charges                1,019,422        9.981433        10,175,294
    Highest contract charges                    114,688        8.545435           980,060
    Remaining contract charges               11,000,648              --        94,594,486
 2004  Lowest contract charges                  446,808        9.427597         4,212,333
    Highest contract charges                     31,576        8.164604           257,806
    Remaining contract charges                7,691,741              --        62,913,124

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES
 2008  Lowest contract charges                0.97%              0.58%             (37.57)%
    Highest contract charges                  2.56%              0.58%             (38.47)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.91%              0.32%              10.14%
    Highest contract charges                  2.54%              0.32%               8.56%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.99%                --                6.40%
    Highest contract charges                  2.54%                --                4.87%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.00%              0.35%               3.35%
    Highest contract charges                  2.49%              0.31%               1.91%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.99%                --                7.99%
    Highest contract charges                  2.47%                --                6.49%
    Remaining contract charges                  --                 --                  --
MFS(R) INVESTORS TRUST SERIES
 2008  Lowest contract charges                0.85%                --              (33.65)%
    Highest contract charges                  2.55%              0.65%             (34.77)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.34%              0.75%               8.83%
    Highest contract charges                  2.40%              0.41%               7.53%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.35%              0.43%              11.48%
    Highest contract charges                  2.55%              0.60%              10.15%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.34%              0.47%               5.88%
    Highest contract charges                  2.48%              0.36%               4.66%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.34%              0.37%               9.86%
    Highest contract charges                  2.46%              0.25%               8.61%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
MFS(R) MID CAP GROWTH SERIES
 2008  Lowest contract charges                    1,226       $3.233557            $3,963
    Highest contract charges                        635        3.136146             1,991
    Remaining contract charges                5,645,219              --        17,675,717
 2007  Lowest contract charges                      287        6.732442             1,930
    Highest contract charges                        635        6.642002             4,216
    Remaining contract charges                6,100,318              --        40,095,941
 2006  Lowest contract charges                      886        6.195864             5,496
    Highest contract charges                      1,293        6.204074             8,022
    Remaining contract charges                6,816,701              --        41,543,314
 2005  Lowest contract charges                      277        6.172433             1,709
    Highest contract charges                    118,933        6.212611           738,885
    Remaining contract charges                7,286,345              --        44,086,442
 2004  Lowest contract charges                      743        6.043547             4,493
    Highest contract charges                     24,295        6.177888           150,090
    Remaining contract charges                7,201,116              --        43,055,062
MFS(R) NEW DISCOVERY SERIES
 2008  Lowest contract charges                      978        9.400994             9,194
    Highest contract charges                        593        5.168903             3,066
    Remaining contract charges                8,466,239              --        58,707,998
 2007  Lowest contract charges                      984       15.627695            15,382
    Highest contract charges                        644        8.740299             5,628
    Remaining contract charges                9,042,411              --       105,026,544
 2006  Lowest contract charges                      184       15.374161             2,840
    Highest contract charges                        544        8.745989             4,758
    Remaining contract charges                8,454,991              --        96,607,693
 2005  Lowest contract charges                    3,567       13.920832            49,658
    Highest contract charges                        136        7.924706             1,077
    Remaining contract charges                6,826,612              --        69,770,928
 2004  Lowest contract charges                    3,564       13.353210            47,633
    Highest contract charges                     36,507        7.727987           282,123
    Remaining contract charges                4,251,036              --        42,642,471

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
MFS(R) MID CAP GROWTH SERIES
 2008  Lowest contract charges                0.86%                --              (51.97)%
    Highest contract charges                  2.56%                --              (52.78)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.86%                --                8.89%
    Highest contract charges                  2.55%              0.13%               7.06%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.13%                --                1.37%
    Highest contract charges                  2.54%                --               (0.04)%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.98%                --                2.13%
    Highest contract charges                  2.47%                --                0.56%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.95%                --               13.48%
    Highest contract charges                  2.47%                --               11.73%
    Remaining contract charges                  --                 --                  --
MFS(R) NEW DISCOVERY SERIES
 2008  Lowest contract charges                0.85%                --              (39.84)%
    Highest contract charges                  2.56%                --              (40.86)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.84%                --                1.65%
    Highest contract charges                  2.54%                --               (0.07)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.87%                --               12.26%
    Highest contract charges                  2.55%                --               10.36%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.95%                --                4.25%
    Highest contract charges                  2.54%                --                2.60%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.95%                --                5.51%
    Highest contract charges                  2.48%                --                3.89%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES
 2008  Lowest contract charges                   36,873      $12.498652          $460,866
    Highest contract charges                      2,263       10.592590            23,972
    Remaining contract charges               34,750,124              --       380,445,795
 2007  Lowest contract charges                   22,048       16.188154           356,908
    Highest contract charges                      2,549       13.955001            35,565
    Remaining contract charges               38,008,202              --       544,387,008
 2006  Lowest contract charges                    9,242       15.666027           144,750
    Highest contract charges                      2,532       13.736415            34,777
    Remaining contract charges               33,818,630              --       469,905,418
 2005  Lowest contract charges                    1,925       14.120252            27,181
    Highest contract charges                    296,300       12.605897         3,735,130
    Remaining contract charges               27,862,055              --       350,520,528
 2004  Lowest contract charges                   13,307       14.092027           187,554
    Highest contract charges                     96,608       12.570577         1,214,418
    Remaining contract charges               20,952,129              --       261,180,901
MFS(R) VALUE SERIES
 2008  Lowest contract charges                    4,323       12.597874            54,460
    Highest contract charges                      1,954       11.556828            22,577
    Remaining contract charges                5,861,241              --        66,397,370
 2007  Lowest contract charges                    4,611       18.846102            86,898
    Highest contract charges                      1,506       17.585857            26,482
    Remaining contract charges                4,214,215              --        76,690,143
 2006  Lowest contract charges                    1,146       17.614057            20,192
    Highest contract charges                        468       16.717946             7,818
    Remaining contract charges                2,959,469              --        50,725,511
 2005  Lowest contract charges                      230       14.700660             3,380
    Highest contract charges                     70,042       14.206107           995,022
    Remaining contract charges                1,526,354              --        22,051,129
 2004  Lowest contract charges                      150       14.004824             2,083
    Highest contract charges                     23,394       13.656146           319,470
    Remaining contract charges                  965,392              --        13,312,711

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
MFS(R) TOTAL RETURN SERIES
 2008  Lowest contract charges                0.85%              2.72%             (22.79)%
    Highest contract charges                  2.56%              3.11%             (24.10)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.84%              2.17%               3.33%
    Highest contract charges                  2.54%              2.51%               1.59%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.84%              1.63%              10.95%
    Highest contract charges                  2.54%              0.57%               9.08%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.83%                --                3.75%
    Highest contract charges                  2.48%              1.43%               0.28%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.95%              1.63%              10.27%
    Highest contract charges                  2.48%              1.17%               8.57%
    Remaining contract charges                  --                 --                  --
MFS(R) VALUE SERIES
 2008  Lowest contract charges                0.85%              1.77%             (33.15)%
    Highest contract charges                  2.55%              1.25%             (34.28)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.84%              0.77%               7.00%
    Highest contract charges                  2.50%              0.84%               5.19%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.85%              1.00%              19.82%
    Highest contract charges                  2.57%                --               17.80%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.85%                --                6.68%
    Highest contract charges                  2.48%              0.62%               4.03%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.93%                --               14.09%
    Highest contract charges                  2.46%              0.06%              12.34%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
MFS(R) RESEARCH BOND SERIES
 2008  Lowest contract charges                      894      $10.403409            $9,305
    Highest contract charges                      2,704        9.750337            26,367
    Remaining contract charges                4,206,556              --        42,216,750
 2007  Lowest contract charges                    1,564       10.656122            16,667
    Highest contract charges                      2,030       10.244550            20,801
    Remaining contract charges                2,739,450              --        28,686,847
 2006  Lowest contract charges                    2,071       10.344135            21,411
    Highest contract charges                        372       10.084786             3,747
    Remaining contract charges                1,086,634              --        11,104,207
 2005  Lowest contract charges                    1,142       10.056830            11,486
    Highest contract charges                        372        9.942911             3,698
    Remaining contract charges                  256,785              --         2,568,470
MFS(R) RESEARCH INTERNATIONAL SERIES
 2008  Lowest contract charges                    3,962        9.566686            37,904
    Highest contract charges                      1,866        8.987191            16,768
    Remaining contract charges                2,267,514              --        21,007,016
 2007  Lowest contract charges                    3,508       16.749135            58,758
    Highest contract charges                        839       16.005105            13,426
    Remaining contract charges                1,234,949              --        20,184,916
 2006  Lowest contract charges                   57,081       14.847352           847,466
    Highest contract charges                      7,176       14.564440           104,514
    Remaining contract charges                  435,505              --         6,404,209
 2005  Lowest contract charges                    3,179       11.985466            38,100
    Highest contract charges                      1,814       11.893036            21,579
    Remaining contract charges                   66,857              --           797,595
MFS(R) RESEARCH SERIES
 2008  Lowest contract charges                   12,056        8.307570           100,158
    Highest contract charges                      7,958        7.797435            62,054
    Remaining contract charges                  257,811              --         2,062,212
 2007  Lowest contract charges                    9,121       13.109180           119,573
    Highest contract charges                      6,540       12.509501            81,813
    Remaining contract charges                  278,359              --         3,549,498
 2006  Lowest contract charges                    1,347       11.678964            15,712
    Highest contract charges                      3,642       11.330079            41,259
    Remaining contract charges                  125,414              --         1,438,798
 2005  Lowest contract charges                    4,416       10.617084            46,890
    Highest contract charges                      2,363       10.515260            24,850
    Remaining contract charges                   69,469              --           734,015

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
MFS(R) RESEARCH BOND SERIES
 2008  Lowest contract charges                0.86%                --               (3.19)%
    Highest contract charges                  2.55%              2.51%              (4.82)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              3.55%               3.02%
    Highest contract charges                  2.46%              2.44%               1.58%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              4.16%               2.86%
    Highest contract charges                  2.55%              4.18%               1.43%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.04%                --                0.71%
    Highest contract charges                  2.47%                --                0.22%
    Remaining contract charges                  --                 --                  --
MFS(R) RESEARCH INTERNATIONAL SERIES
 2008  Lowest contract charges                0.85%              0.83%             (42.88)%
    Highest contract charges                  2.55%              0.56%             (43.85)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.84%                --               11.87%
    Highest contract charges                  2.23%                --                9.98%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.35%              2.08%              23.88%
    Highest contract charges                  2.50%              1.44%              22.46%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.31%              3.07%              19.63%
    Highest contract charges                  2.41%              4.40%              18.72%
    Remaining contract charges                  --                 --                  --
MFS(R) RESEARCH SERIES
 2008  Lowest contract charges                0.85%              0.63%             (36.63)%
    Highest contract charges                  2.51%              0.52%             (37.67)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.84%              0.22%              12.25%
    Highest contract charges                  2.49%              0.66%              10.41%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.85%                --                9.54%
    Highest contract charges                  2.50%              0.52%               7.75%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.33%                --               12.08%
    Highest contract charges                  2.44%                --               11.23%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
BLACKROCK GLOBAL GROWTH V.I. FUND
 2008  Lowest contract charges                      570      $10.466966            $5,961
    Highest contract charges                      1,485       10.185255            15,127
    Remaining contract charges                    1,064              --            10,872
 2007  Lowest contract charges                      834       19.680286            16,421
    Highest contract charges                     15,055       19.227626           289,471
    Remaining contract charges                    1,064              --            20,512
 2006  Lowest contract charges                      936       14.616321            13,674
    Highest contract charges                     15,055       14.337316           215,848
    Remaining contract charges                    1,064              --            15,288
 2005  Lowest contract charges                    1,025        9.430327             9,663
    Highest contract charges                     15,823       11.994124           189,785
    Remaining contract charges                    1,064              --            12,783
 2004  Lowest contract charges                    1,025        8.340096             8,553
    Highest contract charges                     15,121       10.639336           160,881
    Remaining contract charges                    8,145              --            86,783
BLACKROCK LARGE CAP GROWTH V.I. FUND
 2008  Lowest contract charges                      386        6.265303             2,416
    Highest contract charges                     21,304        7.308137           155,695
    Remaining contract charges                   46,213              --           317,638
 2007  Lowest contract charges                    1,621       12.955864            20,997
    Highest contract charges                      3,416       12.591905            43,018
    Remaining contract charges                   66,334              --           800,943
 2006  Lowest contract charges                    2,283       10.024557            22,882
    Highest contract charges                     26,968       11.920245           321,464
    Remaining contract charges                   53,939              --           603,388
 2005  Lowest contract charges                    2,283        9.482120            21,644
    Highest contract charges                     52,952       11.348752           600,939
    Remaining contract charges                   73,889              --           800,988
 2004  Lowest contract charges                    3,886       10.588346            41,143
    Highest contract charges                     52,646       10.469597           551,177
    Remaining contract charges                   70,796              --           704,529
VAN KAMPEN -- UIF INTERNATIONAL GROWTH
 EQUITY PORTFOLIO
 2008  Lowest contract charges                      656        6.694338             4,392
    Highest contract charges                      2,778        6.635832            18,436
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                      713       13.181607             9,396
    Highest contract charges                      1,495       13.082745            19,562
    Remaining contract charges                    2,617              --            34,321
VAN KAMPEN -- UIF MID CAP GROWTH
 PORTFOLIO
 2008  Lowest contract charges                    7,501        5.867795            44,013
    Highest contract charges                      1,207        5.790212             6,989
    Remaining contract charges                  127,425              --           743,249

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
BLACKROCK GLOBAL GROWTH V.I. FUND
 2008  Lowest contract charges                1.66%              0.34%             (46.82)%
    Highest contract charges                  2.06%              0.05%             (47.03)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.65%              1.03%              34.65%
    Highest contract charges                  2.04%              1.09%              34.11%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.63%              1.58%              20.02%
    Highest contract charges                  2.05%              0.96%              19.54%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.74%              1.25%              13.07%
    Highest contract charges                  2.04%              1.25%              12.73%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.75%              1.66%              13.22%
    Highest contract charges                  2.05%              1.66%              12.89%
    Remaining contract charges                  --                 --                  --
BLACKROCK LARGE CAP GROWTH V.I. FUND
 2008  Lowest contract charges                1.40%              3.29%             (41.52)%
    Highest contract charges                  2.15%              0.65%             (41.96)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.65%              0.29%               6.61%
    Highest contract charges                  2.07%              2.49%               6.08%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%              0.29%               5.72%
    Highest contract charges                  2.06%              0.19%               5.04%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.38%              0.35%               9.10%
    Highest contract charges                  2.04%              0.19%               8.40%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.65%              0.28%               5.47%
    Highest contract charges                  2.05%              0.25%               5.05%
    Remaining contract charges                  --                 --                  --
VAN KAMPEN -- UIF INTERNATIONAL GROWTH
 EQUITY PORTFOLIO
 2008  Lowest contract charges                1.36%                --              (49.22)%
    Highest contract charges                  1.71%                --              (49.39)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.30%              0.58%              12.73%
    Highest contract charges                  1.84%              0.20%              12.17%
    Remaining contract charges                  --                 --                  --
VAN KAMPEN -- UIF MID CAP GROWTH
 PORTFOLIO
 2008  Lowest contract charges                0.70%              0.33%             (45.31)%
    Highest contract charges                  2.03%              0.60%             (45.89)%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
VAN KAMPEN -- UIF U.S. MID CAP VALUE
 PORTFOLIO
 2008  Lowest contract charges                    3,750       $6.339560           $23,773
    Highest contract charges                      1,472        6.255779             9,210
    Remaining contract charges                   54,266              --           344,844
 2007  Lowest contract charges                      996       13.831448            13,778
    Highest contract charges                        788       12.062939             9,507
    Remaining contract charges                    1,374              --            18,216
 2006  Lowest contract charges                       59       11.473975               679
    Highest contract charges                        776       11.444937             8,880
    Remaining contract charges                       --              --                --
MORGAN STANLEY -- FOCUS GROWTH
 PORTFOLIO
 2008  Lowest contract charges                      818        3.850448             3,149
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
MORGAN STANLEY -- CAPITAL
 OPPORTUNITIES PORTFOLIO
 2008  Lowest contract charges                    5,240        2.719763            14,252
    Highest contract charges                     10,535        2.571081            27,086
    Remaining contract charges                   33,773              --            89,797
 2007  Lowest contract charges                    3,976        5.422083            21,556
    Highest contract charges                      9,263        5.185166            48,030
    Remaining contract charges                   23,256              --           123,606
 2006  Lowest contract charges                    2,101        4.615129             9,694
    Highest contract charges                      1,421        4.579776             6,510
    Remaining contract charges                       --              --                --
MORGAN STANLEY -- MID CAP GROWTH
 PORTFOLIO
 2008  Lowest contract charges                    1,195        5.858325             6,998
    Highest contract charges                        299        5.538087             1,657
    Remaining contract charges                      180              --             1,043
 2007  Lowest contract charges                      870       11.462786             9,971
    Highest contract charges                        181       11.365645             2,056
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                      688        9.473026             6,516
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
VAN KAMPEN -- UIF U.S. MID CAP VALUE
 PORTFOLIO
 2008  Lowest contract charges                0.70%              0.25%             (39.56)%
    Highest contract charges                  2.04%                --              (40.20)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.34%              1.00%               6.30%
    Highest contract charges                  2.19%              0.58%               5.40%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.62%                --               15.97%
    Highest contract charges                  1.10%                --               15.75%
    Remaining contract charges                  --                 --                  --
MORGAN STANLEY -- FOCUS GROWTH
 PORTFOLIO
 2008  Lowest contract charges                2.50%              0.08%             (52.77)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
MORGAN STANLEY -- CAPITAL
 OPPORTUNITIES PORTFOLIO
 2008  Lowest contract charges                1.35%                --              (49.84)%
    Highest contract charges                  2.51%                --              (50.42)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.34%                --               17.49%
    Highest contract charges                  2.48%                --               16.14%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.35%                --               13.36%
    Highest contract charges                  1.69%                --               13.21%
    Remaining contract charges                  --                 --                  --
MORGAN STANLEY -- MID CAP GROWTH
 PORTFOLIO
 2008  Lowest contract charges                1.35%              0.46%             (48.89)%
    Highest contract charges                  2.50%              0.53%             (49.48)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.35%              0.14%              21.00%
    Highest contract charges                  1.63%              0.17%              20.64%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.36%                --               15.63%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
MORGAN STANLEY -- FLEXIBLE INCOME
 PORTFOLIO
 2008  Lowest contract charges                    3,208       $9.117210           $29,246
    Highest contract charges                        660        9.088189             5,997
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                    7,310       11.866969            86,756
    Highest contract charges                        663       11.835112             7,844
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                    1,300       11.640579            15,128
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
MORGAN STANLEY -- DIVIDEND GROWTH
 PORTFOLIO
 2008  Lowest contract charges                      602        8.005295             4,818
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                      604       12.876060             7,783
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
MORGAN STANLEY -- GLOBAL EQUITY
 PORTFOLIO
 2008  Lowest contract charges                      854        6.606951             5,639
    Highest contract charges                        571        6.338401             3,625
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                      674       12.383314             8,341
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
MTB LARGE CAP GROWTH FUND II
 2008  Lowest contract charges                   17,202        6.736962           115,892
    Highest contract charges                        132        6.692300               884
    Remaining contract charges                    7,523              --            50,491
MTB LARGE CAP VALUE FUND II
 2008  Lowest contract charges                   21,135        6.594862           139,384
    Highest contract charges                        142        6.551149               930
    Remaining contract charges                    8,557              --            56,230
MTB MODERATE GROWTH FUND II
 2008  Lowest contract charges                    1,506        7.468262            11,250
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
MORGAN STANLEY -- FLEXIBLE INCOME
 PORTFOLIO
 2008  Lowest contract charges                1.65%              2.53%             (23.17)%
    Highest contract charges                  1.70%              2.11%             (23.21)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.64%              6.37%               1.95%
    Highest contract charges                  1.68%              6.13%               1.89%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.62%              5.29%               3.07%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
MORGAN STANLEY -- DIVIDEND GROWTH
 PORTFOLIO
 2008  Lowest contract charges                1.71%              0.36%             (37.83)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.69%              1.09%               2.20%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
MORGAN STANLEY -- GLOBAL EQUITY
 PORTFOLIO
 2008  Lowest contract charges                1.70%              0.70%             (46.65)%
    Highest contract charges                  2.50%              0.78%             (47.07)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.69%              0.44%              14.19%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
MTB LARGE CAP GROWTH FUND II
 2008  Lowest contract charges                1.03%              1.14%             (36.58)%
    Highest contract charges                  1.68%              0.54%             (36.92)%
    Remaining contract charges                  --                 --                  --
MTB LARGE CAP VALUE FUND II
 2008  Lowest contract charges                1.03%              1.60%             (36.42)%
    Highest contract charges                  1.69%              1.46%             (36.76)%
    Remaining contract charges                  --                 --                  --
MTB MODERATE GROWTH FUND II
 2008  Lowest contract charges                1.04%              4.57%             (28.00)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL
 OPPORTUNITIES VS FUND
 2008  Lowest contract charges                2,421,741       $1.071276        $2,594,353
    Highest contract charges                     14,590        1.012127            14,767
    Remaining contract charges               11,526,826              --        11,939,979
 2007  Lowest contract charges                2,912,089        2.115341         6,160,062
    Highest contract charges                    873,698        2.019711         1,764,618
    Remaining contract charges               14,633,001              --        30,114,290
 2006  Lowest contract charges                3,491,387        1.797836         6,276,941
    Highest contract charges                    993,268        1.730327         1,718,678
    Remaining contract charges               18,389,737              --        32,312,468
 2005  Lowest contract charges                4,149,631        1.484030         6,158,177
    Highest contract charges                  1,049,724        1.439763         1,511,354
    Remaining contract charges               21,703,017              --        31,608,105
 2004  Lowest contract charges                3,457,927        1.262880         4,366,946
    Highest contract charges                    854,670        1.235040         1,055,552
    Remaining contract charges               19,955,338              --        24,837,751
COLUMBIA HIGH YIELD VS FUND
 2008  Lowest contract charges                2,248,669        1.164936         2,619,556
    Highest contract charges                      3,018        1.100653             3,322
    Remaining contract charges                8,593,424              --         9,694,598
 2007  Lowest contract charges                3,326,528        1.575227         5,240,036
    Highest contract charges                      3,018        1.501025             4,531
    Remaining contract charges               12,101,919              --        18,543,906
 2006  Lowest contract charges                4,010,585        1.573202         6,309,462
    Highest contract charges                    545,774        1.514137           826,376
    Remaining contract charges               14,106,120              --        21,700,575
 2005  Lowest contract charges                4,503,330        1.438402         6,477,599
    Highest contract charges                    477,309        1.395509           666,089
    Remaining contract charges               16,754,788              --        23,665,261
 2004  Lowest contract charges                5,147,879        1.432207         7,372,828
    Highest contract charges                    350,579        1.400647           491,038
    Remaining contract charges               17,707,468              --        25,007,663

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL
 OPPORTUNITIES VS FUND
 2008  Lowest contract charges                1.71%              1.25%             (49.36)%
    Highest contract charges                  2.53%              1.76%             (49.79)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.70%              0.11%              17.66%
    Highest contract charges                  2.49%              0.11%              16.72%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.70%              0.28%              21.15%
    Highest contract charges                  2.50%              0.29%              20.18%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.69%              0.09%              17.51%
    Highest contract charges                  2.49%              0.10%              16.58%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.69%              0.43%              14.63%
    Highest contract charges                  2.48%              0.56%              13.72%
    Remaining contract charges                  --                 --                  --
COLUMBIA HIGH YIELD VS FUND
 2008  Lowest contract charges                1.71%             10.06%             (26.05)%
    Highest contract charges                  2.55%             10.51%             (26.67)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.70%              4.99%               0.13%
    Highest contract charges                  2.24%                --               (0.72)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.70%              2.50%               9.37%
    Highest contract charges                  2.50%              2.68%               8.50%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.70%              0.16%               0.43%
    Highest contract charges                  2.49%              0.18%               0.37%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.70%              6.57%               9.53%
    Highest contract charges                  2.47%             12.71%               8.66%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
COLUMBIA MARSICO FOCUSED EQUITIES VS
 FUND
 2008  Lowest contract charges                3,505,937       $0.808002        $2,832,805
    Highest contract charges                     18,947        0.763373            14,464
    Remaining contract charges               10,905,516              --         8,540,244
 2007  Lowest contract charges                4,705,021        1.400168         6,587,820
    Highest contract charges                     18,947        1.334152            25,278
    Remaining contract charges               15,914,822              --        21,692,242
 2006  Lowest contract charges                5,334,158        1.253960         6,688,822
    Highest contract charges                    408,968        1.206847           493,562
    Remaining contract charges               18,913,557              --        23,199,182
 2005  Lowest contract charges                6,477,361        1.178027         7,630,506
    Highest contract charges                    419,957        1.142878           479,959
    Remaining contract charges               22,278,564              --        25,776,431
 2004  Lowest contract charges                6,613,404        1.086242         7,183,756
    Highest contract charges                    373,554        1.062295           396,824
    Remaining contract charges               22,415,920              --        24,015,948
COLUMBIA MARSICO GROWTH VS FUND
 2008  Lowest contract charges                2,277,410        0.795926         1,812,650
    Highest contract charges                    602,663        0.753832           454,307
    Remaining contract charges               11,105,343              --         8,562,757
 2007  Lowest contract charges                3,113,073        1.336980         4,162,117
    Highest contract charges                    807,292        1.276468         1,030,483
    Remaining contract charges               15,164,528              --        19,732,999
 2006  Lowest contract charges                3,807,635        1.157582         4,407,652
    Highest contract charges                    840,103        1.114060           935,925
    Remaining contract charges               19,282,089              --        21,821,779
 2005  Lowest contract charges                4,255,572        1.109812         4,722,885
    Highest contract charges                    833,330        1.076669           897,221
    Remaining contract charges               22,445,598              --        24,457,423
 2004  Lowest contract charges                4,462,849        1.050589         4,688,621
    Highest contract charges                    408,188        1.027402           419,373
    Remaining contract charges               21,313,110              --        22,074,902

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
COLUMBIA MARSICO FOCUSED EQUITIES VS
 FUND
 2008  Lowest contract charges                1.71%              0.10%             (42.29)%
    Highest contract charges                  2.56%              0.10%             (42.78)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.70%              0.12%              11.66%
    Highest contract charges                  2.23%                --               10.72%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.70%                --                6.45%
    Highest contract charges                  2.50%                --                5.60%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.69%                --                8.45%
    Highest contract charges                  2.49%                --                7.59%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.70%                --                9.47%
    Highest contract charges                  2.48%                --                8.60%
    Remaining contract charges                  --                 --                  --
COLUMBIA MARSICO GROWTH VS FUND
 2008  Lowest contract charges                1.71%              0.32%             (40.47)%
    Highest contract charges                  2.51%              0.33%             (40.94)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.70%              0.08%              15.50%
    Highest contract charges                  2.49%              0.08%              14.58%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.70%                --                4.30%
    Highest contract charges                  2.50%                --                3.47%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.70%                --                5.64%
    Highest contract charges                  2.48%                --                4.80%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.70%                --               11.13%
    Highest contract charges                  2.48%                --               10.25%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
COLUMBIA MARSICO 21ST CENTURY VS FUND
 2008  Lowest contract charges                  836,900       $1.127674          $943,750
    Highest contract charges                     20,917        1.065417            22,285
    Remaining contract charges                2,589,840              --         2,827,414
 2007  Lowest contract charges                1,002,544        2.032516         2,037,686
    Highest contract charges                    283,373        1.940597           549,913
    Remaining contract charges                3,361,216              --         6,652,353
 2006  Lowest contract charges                1,096,576        1.733100         1,900,474
    Highest contract charges                    223,075        1.668003           372,090
    Remaining contract charges                3,593,601              --         6,093,317
 2005  Lowest contract charges                1,184,692        1.472145         1,744,039
    Highest contract charges                    217,214        1.428223           310,230
    Remaining contract charges                3,667,521              --         5,301,096
 2004  Lowest contract charges                1,203,123        1.387941         1,669,862
    Highest contract charges                     89,641        1.357351           121,675
    Remaining contract charges                2,540,812              --         3,476,569
COLUMBIA MARSICO MIDCAP GROWTH VS FUND
 2008  Lowest contract charges                3,828,424        0.587876         2,250,639
    Highest contract charges                     41,689        0.555411            23,155
    Remaining contract charges               19,909,763              --        11,325,353
 2007  Lowest contract charges                4,698,220        1.073257         5,042,397
    Highest contract charges                     22,269        1.022650            22,773
    Remaining contract charges               26,047,921              --        27,178,824
 2006  Lowest contract charges                5,996,410        0.910638         5,460,558
    Highest contract charges                  1,594,421        0.876416         1,397,376
    Remaining contract charges               30,680,599              --        27,311,443
 2005  Lowest contract charges                6,959,737        0.787041         5,477,598
    Highest contract charges                  1,679,899        0.763540         1,282,670
    Remaining contract charges               36,877,154              --        28,485,292
 2004  Lowest contract charges                7,035,039        0.761027         5,353,852
    Highest contract charges                  1,196,727        0.744232           890,643
    Remaining contract charges               34,397,556              --        25,803,885
OPPENHEIMER CAPITAL APPRECIATION
 FUND/VA
 2008  Lowest contract charges                    5,113        6.045910            30,912
    Highest contract charges                      1,185        5.985860             7,094
    Remaining contract charges                   13,820              --            83,145
OPPENHEIMER GLOBAL SECURITIES FUND/VA
 2008  Lowest contract charges                      543        6.567771             3,569
    Highest contract charges                      3,020        6.480915            19,571
    Remaining contract charges                  551,930              --         3,601,860

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
COLUMBIA MARSICO 21ST CENTURY VS FUND
 2008  Lowest contract charges                1.71%                --              (44.52)%
    Highest contract charges                  2.53%                --              (44.99)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.70%              0.50%              17.28%
    Highest contract charges                  2.49%              0.53%              16.34%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.70%              0.18%              17.73%
    Highest contract charges                  2.50%              0.18%              16.79%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.70%                --                6.07%
    Highest contract charges                  2.48%                --                5.22%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.70%                --               20.29%
    Highest contract charges                  2.43%                --               19.33%
    Remaining contract charges                  --                 --                  --
COLUMBIA MARSICO MIDCAP GROWTH VS FUND
 2008  Lowest contract charges                1.71%                --              (45.23)%
    Highest contract charges                  2.55%                --              (45.69)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.70%              0.11%              17.86%
    Highest contract charges                  2.23%                --               16.86%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.70%                --               15.70%
    Highest contract charges                  2.50%                --               14.78%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.70%                --                3.42%
    Highest contract charges                  2.49%                --                2.59%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.70%                --               12.16%
    Highest contract charges                  2.48%                --               11.27%
    Remaining contract charges                  --                 --                  --
OPPENHEIMER CAPITAL APPRECIATION
 FUND/VA
 2008  Lowest contract charges                1.02%                --              (44.44)%
    Highest contract charges                  2.04%                --              (44.88)%
    Remaining contract charges                  --                 --                  --
OPPENHEIMER GLOBAL SECURITIES FUND/VA
 2008  Lowest contract charges                0.69%                --              (38.04)%
    Highest contract charges                  1.97%                --              (38.70)%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND(R)/VA
 2008  Lowest contract charges                   22,966       $6.755457          $155,149
    Highest contract charges                     19,920        6.705097           133,568
    Remaining contract charges                   17,057              --           114,833
OPPENHEIMER MAIN STREET SMALL CAP
 FUND(R)/VA
 2008  Lowest contract charges                    1,808        6.788641            12,273
    Highest contract charges                      3,427        6.698951            22,959
    Remaining contract charges                  353,851              --         2,387,127
OPPENHEIMER VALUE FUND/VA
 2008  Lowest contract charges                      878        6.345401             5,571
    Highest contract charges                        821        6.282392             5,158
    Remaining contract charges                    7,738              --            48,853
PUTNAM VT DIVERSIFIED INCOME FUND
 2008  Lowest contract charges                      816        7.140272             5,827
    Highest contract charges                      5,623        7.045284            39,612
    Remaining contract charges                  919,046              --         6,524,741
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
 2008  Lowest contract charges                    2,323        6.929740            16,098
    Highest contract charges                        386        6.860423             2,650
    Remaining contract charges                   12,154              --            83,841
PUTNAM VT INTERNATIONAL GROWTH AND
 INCOME FUND
 2008  Lowest contract charges                    2,324        5.888359            13,685
    Highest contract charges                      1,210        5.844073             7,074
    Remaining contract charges                    3,404              --            19,970
PUTNAM VT INTERNATIONAL EQUITY FUND
 2008  Lowest contract charges                    1,035        6.082250             6,294
    Highest contract charges                        511        6.018823             3,075
    Remaining contract charges                   10,433              --            63,177
PUTNAM VT SMALL CAP VALUE FUND
 2008  Lowest contract charges                    1,660        6.598994            10,953
    Highest contract charges                        515        6.560349             3,378
    Remaining contract charges                    9,322              --            61,291

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
OPPENHEIMER MAIN STREET FUND(R)/VA
 2008  Lowest contract charges                1.03%                --              (36.02)%
    Highest contract charges                  1.77%                --              (36.40)%
    Remaining contract charges                  --                 --                  --
OPPENHEIMER MAIN STREET SMALL CAP
 FUND(R)/VA
 2008  Lowest contract charges                0.70%                --              (35.55)%
    Highest contract charges                  2.01%                --              (36.23)%
    Remaining contract charges                  --                 --                  --
OPPENHEIMER VALUE FUND/VA
 2008  Lowest contract charges                0.99%                --              (41.14)%
    Highest contract charges                  2.05%                --              (41.61)%
    Remaining contract charges                  --                 --                  --
PUTNAM VT DIVERSIFIED INCOME FUND
 2008  Lowest contract charges                0.71%                --              (30.36)%
    Highest contract charges                  2.02%                --              (31.10)%
    Remaining contract charges                  --                 --                  --
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
 2008  Lowest contract charges                1.02%                --              (32.74)%
    Highest contract charges                  2.03%                --              (33.27)%
    Remaining contract charges                  --                 --                  --
PUTNAM VT INTERNATIONAL GROWTH AND
 INCOME FUND
 2008  Lowest contract charges                1.03%                --              (44.38)%
    Highest contract charges                  1.80%                --              (44.71)%
    Remaining contract charges                  --                 --                  --
PUTNAM VT INTERNATIONAL EQUITY FUND
 2008  Lowest contract charges                1.04%                --              (42.12)%
    Highest contract charges                  1.98%                --              (42.60)%
    Remaining contract charges                  --                 --                  --
PUTNAM VT SMALL CAP VALUE FUND
 2008  Lowest contract charges                1.04%                --              (36.06)%
    Highest contract charges                  1.55%                --              (36.36)%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
JPMORGAN INSURANCE TRUST BALANCED
 PORTFOLIO - 1
 2008  Lowest contract charges                   53,068       $8.990880          $477,128
    Highest contract charges                        809        7.830554             6,335
    Remaining contract charges                   92,606              --           815,761
 2007  Lowest contract charges                   39,088       12.039706           470,609
    Highest contract charges                     83,705       11.815996           989,054
    Remaining contract charges                   24,032              --           287,226
 2006  Lowest contract charges                   28,417       11.497963           326,732
    Highest contract charges                     93,311       11.340863         1,058,230
    Remaining contract charges                   22,887              --           261,871
 2005  Lowest contract charges                   27,233       10.501235           285,976
    Highest contract charges                    107,199       10.409670         1,115,902
    Remaining contract charges                   14,350              --           150,252
 2004  Lowest contract charges                   24,275       10.384343           252,078
    Highest contract charges                     65,371       10.345397           676,286
    Remaining contract charges                    1,017              --            10,552
JPMORGAN INSURANCE TRUST CORE BOND
 PORTFOLIO - 1
 2008  Lowest contract charges                  143,185        9.736334         1,394,097
    Highest contract charges                    188,506       10.505735         1,980,392
    Remaining contract charges                4,824,919              --        53,064,565
 2007  Lowest contract charges                2,381,632       10.917888        26,002,390
    Highest contract charges                    232,127       10.595114         2,459,413
    Remaining contract charges                2,523,618              --        28,170,831
 2006  Lowest contract charges                1,524,302       10.409823        15,867,716
    Highest contract charges                    169,434       10.183203         1,725,377
    Remaining contract charges                2,066,303              --        21,997,974
 2005  Lowest contract charges                  823,980       10.132437         8,348,927
    Highest contract charges                     99,284        9.991450           991,991
    Remaining contract charges                1,499,287              --        15,534,711
 2004  Lowest contract charges                  187,591       10.030484         1,881,624
    Highest contract charges                     27,585        9.970362           275,031
    Remaining contract charges                  375,404              --         3,819,516

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
JPMORGAN INSURANCE TRUST BALANCED
 PORTFOLIO - 1
 2008  Lowest contract charges                1.35%              3.13%             (25.32)%
    Highest contract charges                  1.66%                --              (24.08)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.34%              2.88%               4.71%
    Highest contract charges                  1.85%              3.01%               4.19%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.35%              2.53%               9.49%
    Highest contract charges                  1.85%              2.96%               8.95%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.35%              2.71%               1.13%
    Highest contract charges                  1.84%              2.38%               0.62%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.99%                --                3.84%
    Highest contract charges                  1.36%                --                3.45%
    Remaining contract charges                  --                 --                  --
JPMORGAN INSURANCE TRUST CORE BOND
 PORTFOLIO - 1
 2008  Lowest contract charges                1.03%                --               (0.47)%
    Highest contract charges                  2.15%              5.70%              (0.84)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.34%              4.28%               4.88%
    Highest contract charges                  2.14%              4.39%               4.05%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.35%              3.09%               2.74%
    Highest contract charges                  2.15%              3.19%               1.92%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.34%              2.81%               1.02%
    Highest contract charges                  2.13%              2.21%               0.21%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.99%                --                0.31%
    Highest contract charges                  1.58%                --                0.30%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
JPMORGAN INSURANCE TRUST DIVERSIFIED
 EQUITY PORTFOLIO - 1
 2008  Lowest contract charges                  388,838       $8.621776        $3,352,475
    Highest contract charges                     42,756        8.300173           354,884
    Remaining contract charges                  428,989              --         3,776,928
 2007  Lowest contract charges                  384,638       13.403310         5,155,416
    Highest contract charges                     44,133       13.007139           574,044
    Remaining contract charges                  437,245              --         6,016,543
 2006  Lowest contract charges                  317,213       12.300087         3,901,748
    Highest contract charges                     42,667       12.032363           513,382
    Remaining contract charges                  431,447              --         5,457,160
 2005  Lowest contract charges                  186,991       10.733991         2,007,163
    Highest contract charges                     24,185       10.584669           255,986
    Remaining contract charges                  323,483              --         3,564,796
 2004  Lowest contract charges                   48,950       10.632360           520,459
    Highest contract charges                      8,746       10.568653            92,432
    Remaining contract charges                   85,021              --           923,035
JPMORGAN INSURANCE TRUST INTREPID MID
 CAP PORTFOLIO - 1
 2008  Lowest contract charges                      985        6.611804             6,513
    Highest contract charges                     28,749        8.469233           243,481
    Remaining contract charges                  821,230              --         7,284,362
 2007  Lowest contract charges                  301,133       14.573924         4,388,690
    Highest contract charges                     23,787       14.143199           336,431
    Remaining contract charges                  395,820              --         5,847,811
 2006  Lowest contract charges                  143,463       14.360212         2,060,153
    Highest contract charges                     14,187       14.047695           199,294
    Remaining contract charges                  247,142              --         3,626,021
 2005  Lowest contract charges                   20,859       12.754866           266,058
    Highest contract charges                      3,465       12.577499            43,586
    Remaining contract charges                   34,963              --           451,103
 2004  Lowest contract charges                   11,242       11.040622           124,120
    Highest contract charges                        120       10.974483             1,316
    Remaining contract charges                    5,120              --            56,315

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
JPMORGAN INSURANCE TRUST DIVERSIFIED
 EQUITY PORTFOLIO - 1
 2008  Lowest contract charges                1.35%              1.13%             (35.67)%
    Highest contract charges                  2.15%              1.12%             (36.19)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.34%              0.98%               8.97%
    Highest contract charges                  2.14%              0.99%               8.10%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.35%              0.72%              14.59%
    Highest contract charges                  2.15%              0.69%              13.68%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.34%              0.71%               0.96%
    Highest contract charges                  2.13%              0.64%               0.15%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.99%                --                6.32%
    Highest contract charges                  1.57%                --                5.69%
    Remaining contract charges                  --                 --                  --
JPMORGAN INSURANCE TRUST INTREPID MID
 CAP PORTFOLIO - 1
 2008  Lowest contract charges                1.03%                --              (36.24)%
    Highest contract charges                  2.15%              0.55%             (40.12)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.34%              0.51%               1.49%
    Highest contract charges                  2.14%              0.53%               0.68%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.34%              0.17%              12.59%
    Highest contract charges                  2.14%              0.21%              11.69%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.34%              0.12%              15.53%
    Highest contract charges                  2.12%              0.02%              14.61%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.98%                --               10.41%
    Highest contract charges                  1.52%                --                9.75%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
JPMORGAN INSURANCE TRUST EQUITY INDEX
 PORTFOLIO - 1
 2008  Lowest contract charges                      835       $6.841823            $5,711
    Highest contract charges                    179,982        7.801356         1,404,103
    Remaining contract charges                3,795,542              --        30,433,740
 2007  Lowest contract charges                1,479,699       13.080749        19,355,568
    Highest contract charges                    163,764       12.694071         2,078,832
    Remaining contract charges                1,657,711              --        21,333,059
 2006  Lowest contract charges                1,079,426       12.615484        13,617,496
    Highest contract charges                    140,112       12.340879         1,729,109
    Remaining contract charges                1,516,653              --        18,901,955
 2005  Lowest contract charges                  634,662       11.078689         7,031,221
    Highest contract charges                     80,918       10.924560           883,992
    Remaining contract charges                1,163,885              --        12,792,715
 2004  Lowest contract charges                  160,426       10.750194        17,246,030
    Highest contract charges                     28,387       10.685771           303,333
    Remaining contract charges                  303,116              --         3,247,384
JPMORGAN INSURANCE TRUST GOVERNMENT
 BOND PORTFOLIO - 1
 2008  Lowest contract charges                   15,691       10.520054           165,071
    Highest contract charges                     67,175       11.589247           778,504
    Remaining contract charges                2,355,480              --        28,037,400
 2007  Lowest contract charges                  932,741       11.089679        10,343,796
    Highest contract charges                     70,623       10.761819           760,036
    Remaining contract charges                1,041,137              --        11,356,962
 2006  Lowest contract charges                  609,811       10.457261         6,376,951
    Highest contract charges                     54,126       10.229605           553,690
    Remaining contract charges                  855,647              --         8,837,431
 2005  Lowest contract charges                  336,907       10.243778         3,451,197
    Highest contract charges                     30,740       10.101247           310,511
    Remaining contract charges                  636,529              --         6,468,917
 2004  Lowest contract charges                   90,724       10.072294           913,811
    Highest contract charges                      7,463       10.011926            74,717
    Remaining contract charges                  174,290              --         1,749,231

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
JPMORGAN INSURANCE TRUST EQUITY INDEX
 PORTFOLIO - 1
 2008  Lowest contract charges                1.03%                --              (35.43)%
    Highest contract charges                  2.15%              1.97%             (38.54)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.34%              1.31%               3.69%
    Highest contract charges                  2.14%              1.34%               2.86%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.35%              1.19%              13.87%
    Highest contract charges                  2.15%              1.18%              12.97%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.34%              1.03%               3.06%
    Highest contract charges                  2.13%              0.92%               2.24%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.99%                --                7.50%
    Highest contract charges                  1.57%                --                6.86%
    Remaining contract charges                  --                 --                  --
JPMORGAN INSURANCE TRUST GOVERNMENT
 BOND PORTFOLIO - 1
 2008  Lowest contract charges                1.01%                --                6.50%
    Highest contract charges                  2.15%              5.37%               7.69%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.34%              4.65%               6.05%
    Highest contract charges                  2.14%              4.79%               5.20%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.35%              4.27%               2.08%
    Highest contract charges                  2.15%              4.29%               1.27%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.34%              3.54%               1.70%
    Highest contract charges                  2.12%              2.33%               0.89%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.99%                --                0.72%
    Highest contract charges                  1.58%                --                0.12%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
JPMORGAN INSURANCE TRUST INTREPID
 GROWTH PORTFOLIO - 1
 2008  Lowest contract charges                  209,460       $7.487459        $1,568,322
    Highest contract charges                     11,368        7.208078            81,942
    Remaining contract charges                  164,893              --         1,260,398
 2007  Lowest contract charges                   78,056       12.486286           974,629
    Highest contract charges                      4,440       12.117122            53,802
    Remaining contract charges                   62,702              --           823,909
 2006  Lowest contract charges                    4,520       11.345689            51,280
    Highest contract charges                      9,047       11.190639           101,238
    Remaining contract charges                    5,929              --            99,469
 2005  Lowest contract charges                    7,343       10.913451            80,141
    Highest contract charges                      4,051       10.818288            43,820
    Remaining contract charges                      895              --            14,477
 2004  Lowest contract charges                    1,852       10.529602            19,502
    Highest contract charges                      7,147       10.490110            74,970
    Remaining contract charges                       --              --                --
JPMORGAN INSURANCE TRUST DIVERSIFIED
 MID CAP GROWTH PORTFOLIO - 1
 2008  Lowest contract charges                    6,039        6.324547            38,192
    Highest contract charges                     42,248        7.876044           332,746
    Remaining contract charges                  934,820              --         7,555,337
 2007  Lowest contract charges                  412,613       14.751510         6,086,670
    Highest contract charges                     38,548       14.315500           551,835
    Remaining contract charges                  571,697              --         8,290,589
 2006  Lowest contract charges                  347,835       12.753368         4,436,049
    Highest contract charges                     36,793       12.475767           459,020
    Remaining contract charges                  580,988              --         7,316,073
 2005  Lowest contract charges                  212,798       11.604997         2,469,519
    Highest contract charges                     24,255       11.443567           277,564
    Remaining contract charges                  408,414              --         4,700,749
 2004  Lowest contract charges                   62,277       10.588191           659,405
    Highest contract charges                      6,699       10.524737            70,500
    Remaining contract charges                  103,047              --         1,087,224

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
JPMORGAN INSURANCE TRUST INTREPID
 GROWTH PORTFOLIO - 1
 2008  Lowest contract charges                1.35%              0.77%             (40.04)%
    Highest contract charges                  2.15%              0.76%             (40.51)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.33%              0.06%              10.05%
    Highest contract charges                  2.09%                --                9.18%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.35%              0.08%               3.96%
    Highest contract charges                  1.85%              0.05%               3.44%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.33%              0.24%               3.65%
    Highest contract charges                  1.85%              0.61%               3.13%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.01%                --                5.30%
    Highest contract charges                  1.33%                --                4.90%
    Remaining contract charges                  --                 --                  --
JPMORGAN INSURANCE TRUST DIVERSIFIED
 MID CAP GROWTH PORTFOLIO - 1
 2008  Lowest contract charges                1.03%                --              (41.53)%
    Highest contract charges                  2.15%                --              (44.98)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.34%                --               15.67%
    Highest contract charges                  2.14%                --               14.75%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.35%                --                9.90%
    Highest contract charges                  2.15%                --                9.02%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.34%                --                9.60%
    Highest contract charges                  2.12%                --                8.73%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.99%                --                5.88%
    Highest contract charges                  1.57%                --                5.25%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                      UNIT          CONTRACT
SUB-ACCOUNT                            UNITS      FAIR VALUE #   OWNERS' EQUITY
--------------------------------------------------------------------------------
JPMORGAN INSURANCE TRUST
 DIVERSIFIED MID CAP VALUE
 PORTFOLIO - 1
 2008  Lowest contract charges               120     $6.922182              $832
    Highest contract charges              30,193      8.337009           251,720
    Remaining contract charges           715,134            --         6,256,228
 2007  Lowest contract charges           309,617     13.605633         4,212,537
    Highest contract charges              31,132     13.203462           411,049
    Remaining contract charges           435,693            --         6,062,916
 2006  Lowest contract charges           290,672     13.665218         3,972,101
    Highest contract charges              32,728     13.367802           437,506
    Remaining contract charges           473,057            --         6,628,643
 2005  Lowest contract charges           237,454     11.866729         2,817,808
    Highest contract charges              31,840     11.701685           372,585
    Remaining contract charges           403,128            --         4,908,479
 2004  Lowest contract charges            62,019     10.959001           679,670
    Highest contract charges               6,759     10.893345            73,631
    Remaining contract charges            80,392            --           896,873
JENNISON 20/20 FOCUS PORTFOLIO
 2008  Lowest contract charges             6,751      9.158214            61,828
    Highest contract charges              10,055      0.883954             8,889
    Remaining contract charges            88,064            --           141,822
 2007  Lowest contract charges             3,510     15.325556            53,795
    Highest contract charges              10,055      1.490377            14,986
    Remaining contract charges            85,410            --           308,899
 2006  Lowest contract charges             4,677     14.113382            66,009
    Highest contract charges              10,055      1.382824            13,905
    Remaining contract charges            88,898            --           231,503
 2005  Lowest contract charges             8,468     12.597739           106,673
    Highest contract charges              37,495      1.249990            46,869
    Remaining contract charges            39,351            --           150,522
 2004  Lowest contract charges             6,762     10.535427            71,240
    Highest contract charges              37,505      1.051640            39,442
    Remaining contract charges            46,117            --           141,002

                                                    INVESTMENT
                                      EXPENSE         INCOME            TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**         RETURN***
---------------------------------  -----------------------------------------------
JPMORGAN INSURANCE TRUST
 DIVERSIFIED MID CAP VALUE
 PORTFOLIO - 1
 2008  Lowest contract charges          1.07%            0.01%          (34.13)%
    Highest contract charges            2.16%            1.54%          (36.86)%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          1.35%            1.81%           (0.44)%
    Highest contract charges            2.14%            1.85%           (1.23)%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          1.35%            0.75%           15.16%
    Highest contract charges            2.15%            0.76%           14.24%
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          1.34%            0.49%            8.28%
    Highest contract charges            2.12%            0.32%            7.42%
    Remaining contract charges            --               --               --
 2004  Lowest contract charges          0.99%              --             9.59%
    Highest contract charges            1.57%              --             8.93%
    Remaining contract charges            --               --               --
JENNISON 20/20 FOCUS PORTFOLIO
 2008  Lowest contract charges          1.40%              --           (40.24)%
    Highest contract charges            2.15%              --           (40.69)%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          1.40%            0.12%            8.59%
    Highest contract charges            2.14%            0.12%            7.78%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          1.40%              --            12.03%
    Highest contract charges            2.12%              --            11.19%
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          1.39%              --            19.58%
    Highest contract charges            1.99%              --            18.86%
    Remaining contract charges            --               --               --
 2004  Lowest contract charges          1.40%              --            13.77%
    Highest contract charges            2.00%              --            13.09%
    Remaining contract charges            --               --               --

-------------------------------------------------------------------------------

                                                      UNIT          CONTRACT
SUB-ACCOUNT                            UNITS      FAIR VALUE #   OWNERS' EQUITY
--------------------------------------------------------------------------------
JENNISON PORTFOLIO
 2008  Lowest contract charges            26,423     $4.468193          $118,065
    Highest contract charges              18,456      0.595194            10,985
    Remaining contract charges           176,324            --           163,795
 2007  Lowest contract charges            28,165      7.256419           204,374
    Highest contract charges              19,973      0.975858            19,491
    Remaining contract charges           283,609            --           420,112
 2006  Lowest contract charges            31,922      6.596442           210,568
    Highest contract charges              23,017      0.895571            20,613
    Remaining contract charges           327,322            --           489,380
 2005  Lowest contract charges            32,822      6.599289           216,602
    Highest contract charges              24,037      0.904505            21,741
    Remaining contract charges           343,605            --           521,472
 2004  Lowest contract charges            35,011      5.869216           205,483
    Highest contract charges              25,090      0.812119            20,376
    Remaining contract charges           373,387            --           504,637
PRUDENTIAL VALUE PORTFOLIO
 2008  Lowest contract charges            34,590      0.803702            27,800
    Highest contract charges              10,690      0.760203             8,127
    Remaining contract charges           100,864            --            78,712
 2007  Lowest contract charges            32,753      1.418866            46,472
    Highest contract charges              10,690      1.352184            14,455
    Remaining contract charges           138,778            --           192,000
 2006  Lowest contract charges            32,999      1.399343            46,175
    Highest contract charges              10,690      1.343621            14,363
    Remaining contract charges           134,247            --           183,707
 2005  Lowest contract charges            48,722      1.188242            57,893
    Highest contract charges               6,461      1.149511             7,426
    Remaining contract charges           178,327            --           207,993
 2004  Lowest contract charges            47,799      1.036859            49,561
    Highest contract charges               6,461      1.010609             6,529
    Remaining contract charges           186,586            --           190,690

                                                    INVESTMENT
                                      EXPENSE         INCOME            TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**         RETURN***
---------------------------------  -----------------------------------------------
JENNISON PORTFOLIO
 2008  Lowest contract charges          1.40%            0.07%          (38.42)%
    Highest contract charges            2.36%            0.07%          (39.01)%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          1.40%              --            10.01%
    Highest contract charges            2.34%              --             8.97%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          1.40%              --            (0.04)%
    Highest contract charges            2.35%              --            (0.99)%
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          1.40%              --            12.44%
    Highest contract charges            2.34%              --            11.38%
    Remaining contract charges            --               --               --
 2004  Lowest contract charges          1.40%            0.04%            7.70%
    Highest contract charges            2.35%            0.04%            6.68%
    Remaining contract charges            --               --               --
PRUDENTIAL VALUE PORTFOLIO
 2008  Lowest contract charges          1.40%            1.40%          (43.36)%
    Highest contract charges            2.16%            1.39%          (43.78)%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          1.40%            1.02%            1.40%
    Highest contract charges            2.14%            1.01%            0.64%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          1.41%            0.97%           17.77%
    Highest contract charges            2.14%            1.14%           16.89%
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          1.39%            0.87%           14.60%
    Highest contract charges            2.14%            0.86%           13.74%
    Remaining contract charges            --               --               --
 2004  Lowest contract charges          1.40%            0.95%           14.22%
    Highest contract charges            2.15%            0.96%           13.37%
    Remaining contract charges            --               --               --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                      UNIT          CONTRACT
SUB-ACCOUNT                            UNITS      FAIR VALUE #   OWNERS' EQUITY
--------------------------------------------------------------------------------
PRUDENTIAL SERIES INTERNATIONAL
 GROWTH
 2008  Lowest contract charges             2,014     $0.687546            $1,385
    Highest contract charges               4,458      0.661706             2,950
    Remaining contract charges                --            --                --
 2007  Lowest contract charges             2,028      1.408201             2,855
    Highest contract charges               4,415      1.375730             6,074
    Remaining contract charges                --            --                --
 2006  Lowest contract charges             2,040      1.198770             2,446
    Highest contract charges               4,418      1.175236             5,192
    Remaining contract charges            14,560            --            17,306
 2005  Lowest contract charges             2,055      1.008958             2,073
    Highest contract charges               4,421      0.992620             4,389
    Remaining contract charges             6,781            --             6,794
 2004  Lowest contract charges             2,071      0.883610             1,831
    Highest contract charges               4,425      0.872343             3,860
    Remaining contract charges                --            --                --
LEGG MASON PARTNERS VARIABLE
 CAPITAL AND INCOME PORTFOLIO
 2008  Lowest contract charges            12,313      6.420171            79,048
    Highest contract charges                  --            --                --
    Remaining contract charges                --            --                --
 2007  Lowest contract charges            29,134     10.019402           291,906
    Highest contract charges                  94      9.985693               934
    Remaining contract charges             5,701            --            56,988
 2006  Lowest contract charges           217,607      1.334751           290,452
    Highest contract charges               9,473      1.296582            12,282
    Remaining contract charges            44,221            --            57,718
 2005  Lowest contract charges           225,603      1.202497           271,288
    Highest contract charges                 703      1.173958               826
    Remaining contract charges            46,121            --            54,425
 2004  Lowest contract charges           240,282      1.180317           283,609
    Highest contract charges              57,913      1.162314            67,313
    Remaining contract charges            59,417            --            69,604

                                                    INVESTMENT
                                      EXPENSE         INCOME            TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**         RETURN***
---------------------------------  -----------------------------------------------
PRUDENTIAL SERIES INTERNATIONAL
 GROWTH
 2008  Lowest contract charges          1.40%            1.31%          (51.18)%
    Highest contract charges            1.90%            1.84%          (51.42)%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          1.39%            0.38%           17.47%
    Highest contract charges            1.75%            0.38%           17.06%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          1.40%            1.45%           18.81%
    Highest contract charges            1.75%            1.45%           18.40%
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          1.39%            0.22%           14.19%
    Highest contract charges            1.75%            0.22%           13.79%
    Remaining contract charges            --               --               --
 2004  Lowest contract charges          1.38%              --            14.51%
    Highest contract charges            1.75%              --            14.11%
    Remaining contract charges            --               --               --
LEGG MASON PARTNERS VARIABLE
 CAPITAL AND INCOME PORTFOLIO
 2008  Lowest contract charges          1.41%            0.68%          (35.92)%
    Highest contract charges              --               --               --
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          0.94%            1.36%            0.55%
    Highest contract charges            1.26%            0.79%            0.21%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          1.40%            2.12%           11.00%
    Highest contract charges            1.90%            3.39%           10.45%
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          1.40%            1.95%            1.88%
    Highest contract charges            0.94%           89.76%            1.37%
    Remaining contract charges            --               --               --
 2004  Lowest contract charges          1.40%            1.80%            7.23%
    Highest contract charges            1.75%            2.00%            6.85%
    Remaining contract charges            --               --               --

-------------------------------------------------------------------------------

                                                      UNIT          CONTRACT
SUB-ACCOUNT                            UNITS      FAIR VALUE #   OWNERS' EQUITY
--------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE
 FUNDAMENTAL VALUE PORTFOLIO
 2008  Lowest contract charges           147,243     $6.170510          $908,565
    Highest contract charges               2,623      6.116948            16,047
    Remaining contract charges             5,093            --            31,285
 2007  Lowest contract charges           220,928      9.866295         2,179,744
    Highest contract charges               4,099      9.829750            40,289
    Remaining contract charges            14,445            --           142,275
 2006  Lowest contract charges         1,743,672      1.553472         2,708,746
    Highest contract charges              53,339      1.509106            80,495
    Remaining contract charges           121,845            --           186,268
 2005  Lowest contract charges         1,999,252      1.333798         2,666,598
    Highest contract charges              38,404      1.302192            50,010
    Remaining contract charges           141,334            --           186,018
 2004  Lowest contract charges         2,054,471      1.300004         2,670,819
    Highest contract charges              63,160      1.280175            80,856
    Remaining contract charges           131,905            --           170,177
LEGG MASON PARTNERS VARIABLE
 GLOBAL HIGH YIELD BOND PORTFOLIO
 2008  Lowest contract charges            53,153      1.095461            58,227
    Highest contract charges               5,134      1.063733             5,462
    Remaining contract charges                --            --                --
 2007  Lowest contract charges            81,278      1.605919           130,526
    Highest contract charges               5,137      1.564895             8,039
    Remaining contract charges                --            --                --
 2006  Lowest contract charges           149,388      1.629638           243,449
    Highest contract charges               5,140      1.593576             8,191
    Remaining contract charges                --            --                --
 2005  Lowest contract charges           194,126      1.493640           289,954
    Highest contract charges               5,144      1.465714             7,539
    Remaining contract charges                --            --                --
 2004  Lowest contract charges           182,558      1.459055           266,361
    Highest contract charges              26,460      1.436801            38,018
    Remaining contract charges                --            --                --

                                                    INVESTMENT
                                      EXPENSE         INCOME            TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**         RETURN***
---------------------------------  -----------------------------------------------
LEGG MASON PARTNERS VARIABLE
 FUNDAMENTAL VALUE PORTFOLIO
 2008  Lowest contract charges          1.41%            1.43%          (37.46)%
    Highest contract charges            1.91%            1.26%          (37.77)%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          1.03%            1.24%           (4.33)%
    Highest contract charges            1.39%            1.00%           (4.65)%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          1.40%            1.29%           16.47%
    Highest contract charges            1.90%            1.30%           15.89%
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          1.40%            0.87%            2.60%
    Highest contract charges            1.79%            5.81%            2.09%
    Remaining contract charges            --               --               --
 2004  Lowest contract charges          1.40%            0.54%            6.81%
    Highest contract charges            1.74%            0.56%            6.43%
    Remaining contract charges            --               --               --
LEGG MASON PARTNERS VARIABLE
 GLOBAL HIGH YIELD BOND PORTFOLIO
 2008  Lowest contract charges          1.40%            7.68%          (31.79)%
    Highest contract charges            1.75%           11.09%          (32.03)%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          1.40%            5.52%           (1.46)%
    Highest contract charges            1.74%            7.21%           (1.80)%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          1.40%            4.90%            9.11%
    Highest contract charges            1.75%            6.00%            8.72%
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          1.40%            6.13%            2.37%
    Highest contract charges            1.76%            2.08%            2.01%
    Remaining contract charges            --               --               --
 2004  Lowest contract charges          1.40%            6.86%            9.54%
    Highest contract charges            1.75%            6.52%            9.16%
    Remaining contract charges            --               --               --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                      UNIT          CONTRACT
SUB-ACCOUNT                            UNITS      FAIR VALUE #   OWNERS' EQUITY
--------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE
 INVESTORS PORTFOLIO
 2008  Lowest contract charges           322,956     $0.942777          $304,476
    Highest contract charges              14,042      0.906691            12,732
    Remaining contract charges            20,920            --            19,456
 2007  Lowest contract charges           545,041      1.485115           809,448
    Highest contract charges              20,987      1.435434            30,125
    Remaining contract charges            34,429            --            50,520
 2006  Lowest contract charges           614,137      1.449498           890,191
    Highest contract charges              17,129      1.408038            24,118
    Remaining contract charges            35,180            --            50,457
 2005  Lowest contract charges           653,183      1.242971           811,888
    Highest contract charges              36,179      1.231762            44,564
    Remaining contract charges                --            --                --
 2004  Lowest contract charges           650,321      1.183257           769,497
    Highest contract charges              38,117      1.174341            44,763
    Remaining contract charges                --            --                --
VAN KAMPEN LIT GROWTH AND INCOME
 PORTFOLIO
 2008  Lowest contract charges            17,005      7.322402           124,517
    Highest contract charges               5,355     10.893737            58,331
    Remaining contract charges            78,630            --           651,471
 2007  Lowest contract charges             3,924     17.229559            67,607
    Highest contract charges               4,968     16.476878            81,850
    Remaining contract charges            14,332            --           242,045
 2006  Lowest contract charges             2,394     17.033843            40,772
    Highest contract charges                 734     16.903161            12,413
    Remaining contract charges                --            --                --
 2005  Lowest contract charges            10,126      1.170742            11,855
    Highest contract charges                  --            --                --
    Remaining contract charges                --            --                --
 2004  Lowest contract charges            10,126      1.135949            11,502
    Highest contract charges                  --            --                --
    Remaining contract charges                --            --                --
VAN KAMPEN LIT COMSTOCK PORTFOLIO
 2008  Lowest contract charges             6,816     10.365093            70,648
    Highest contract charges              10,548      9.854026           103,944
    Remaining contract charges            12,263            --           123,639
 2007  Lowest contract charges             6,221     16.364834           101,813
    Highest contract charges              11,199     15.738155           176,247
    Remaining contract charges            14,640            --           234,567
 2006  Lowest contract charges             1,914     16.982646            32,506
    Highest contract charges               2,522     16.521234            41,673
    Remaining contract charges             4,989            --            83,535

                                                    INVESTMENT
                                      EXPENSE         INCOME            TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**         RETURN***
---------------------------------  -----------------------------------------------
LEGG MASON PARTNERS VARIABLE
 INVESTORS PORTFOLIO
 2008  Lowest contract charges          1.41%            1.06%          (36.52)%
    Highest contract charges            1.91%            1.00%          (36.84)%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          1.40%            1.18%            2.46%
    Highest contract charges            1.89%            1.27%            1.95%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          1.40%            1.65%           16.62%
    Highest contract charges            1.90%            4.40%           16.03%
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          1.40%            1.23%            5.05%
    Highest contract charges            1.55%            1.20%            4.89%
    Remaining contract charges            --               --               --
 2004  Lowest contract charges          1.40%            1.47%            8.84%
    Highest contract charges            1.55%            1.48%            8.68%
    Remaining contract charges            --               --               --
VAN KAMPEN LIT GROWTH AND INCOME
 PORTFOLIO
 2008  Lowest contract charges          0.70%              --           (30.20)%
    Highest contract charges            2.51%            1.86%          (33.89)%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          1.34%            1.03%            1.15%
    Highest contract charges            2.48%            0.27%           (0.01)%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          1.34%              --            11.24%
    Highest contract charges            1.68%              --            11.09%
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          1.84%            2.07%            3.06%
    Highest contract charges              --               --               --
    Remaining contract charges            --               --               --
 2004  Lowest contract charges          1.82%            3.48%            7.34%
    Highest contract charges              --               --               --
    Remaining contract charges            --               --               --
VAN KAMPEN LIT COMSTOCK PORTFOLIO
 2008  Lowest contract charges          1.35%            2.28%          (36.66)%
    Highest contract charges            2.51%            2.31%          (37.39)%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          1.34%            0.83%           (3.64)%
    Highest contract charges            2.47%            0.44%           (4.74)%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          1.35%              --            11.38%
    Highest contract charges            2.47%              --            10.90%
    Remaining contract charges            --               --               --

-------------------------------------------------------------------------------

                                                      UNIT          CONTRACT
SUB-ACCOUNT                            UNITS      FAIR VALUE #   OWNERS' EQUITY
--------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT ASSET
 ALLOCATION FUND
 2008  Lowest contract charges            10,126     $0.947268            $9,592
    Highest contract charges                  --            --                --
    Remaining contract charges                --            --                --
 2007  Lowest contract charges            10,126      1.361298            13,784
    Highest contract charges                  --            --                --
    Remaining contract charges                --            --                --
 2006  Lowest contract charges            10,126      1.288809            13,050
    Highest contract charges                  --            --                --
    Remaining contract charges                --            --                --
WELLS FARGO ADVANTAGE VT TOTAL
 RETURN BOND FUND
 2008  Lowest contract charges             6,897      1.255427             8,659
    Highest contract charges                  --            --                --
    Remaining contract charges                --            --                --
 2007  Lowest contract charges             6,897      1.242914             8,573
    Highest contract charges                  --            --                --
    Remaining contract charges                --            --                --
 2006  Lowest contract charges             6,897      1.186333             8,183
    Highest contract charges                  --            --                --
    Remaining contract charges                --            --                --
 2005  Lowest contract charges             6,897      1.157855             7,986
    Highest contract charges                  --            --                --
    Remaining contract charges                --            --                --
WELLS FARGO ADVANTAGE VT EQUITY
 INCOME FUND
 2008  Lowest contract charges            11,475      0.892888            10,246
    Highest contract charges               8,113      0.863150             7,003
    Remaining contract charges                --            --                --
 2007  Lowest contract charges            14,341      1.424572            20,430
    Highest contract charges               7,810      1.384045            10,809
    Remaining contract charges                --            --                --
 2006  Lowest contract charges            14,341      1.404613            20,143
    Highest contract charges               7,970      1.371494            10,930
    Remaining contract charges                --            --                --
 2005  Lowest contract charges            14,752      1.200923            17,715
    Highest contract charges              12,534      1.178478            14,772
    Remaining contract charges                --            --                --
 2004  Lowest contract charges             6,349      1.139247             7,233
    Highest contract charges                  --            --                --
    Remaining contract charges                --            --                --

                                                    INVESTMENT
                                      EXPENSE         INCOME            TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**         RETURN***
---------------------------------  -----------------------------------------------
WELLS FARGO ADVANTAGE VT ASSET
 ALLOCATION FUND
 2008  Lowest contract charges          1.85%            2.46%          (30.41)%
    Highest contract charges              --               --               --
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          1.84%            2.25%            5.62%
    Highest contract charges              --               --               --
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          1.85%            2.32%           10.09%
    Highest contract charges              --               --               --
    Remaining contract charges            --               --               --
WELLS FARGO ADVANTAGE VT TOTAL
 RETURN BOND FUND
 2008  Lowest contract charges          1.35%            4.78%            1.01%
    Highest contract charges              --               --               --
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          1.35%            4.57%            4.77%
    Highest contract charges              --               --               --
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          1.35%            4.39%            2.46%
    Highest contract charges              --               --               --
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          1.33%            3.78%            0.56%
    Highest contract charges              --               --               --
    Remaining contract charges            --               --               --
WELLS FARGO ADVANTAGE VT EQUITY
 INCOME FUND
 2008  Lowest contract charges          1.36%            1.91%          (37.32)%
    Highest contract charges            1.85%            1.94%          (37.64)%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          1.35%            1.52%            1.42%
    Highest contract charges            1.85%            1.50%            0.92%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          1.35%            1.56%           16.96%
    Highest contract charges            1.85%            1.47%           16.38%
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          1.34%            1.70%            3.96%
    Highest contract charges            1.84%            1.57%            3.44%
    Remaining contract charges            --               --               --
 2004  Lowest contract charges          1.79%            2.36%            9.05%
    Highest contract charges              --               --               --
    Remaining contract charges            --               --               --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                      UNIT          CONTRACT
SUB-ACCOUNT                            UNITS      FAIR VALUE #   OWNERS' EQUITY
--------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT C&B
 LARGE CAP VALUE FUND
 2008  Lowest contract charges             1,488     $0.817742            $1,217
    Highest contract charges               4,694      0.810118             3,802
    Remaining contract charges                --            --                --
 2007  Lowest contract charges             4,939      1.267393             6,260
    Highest contract charges                  --            --                --
    Remaining contract charges                --            --                --
WELLS FARGO ADVANTAGE VT
 INTERNATIONAL CORE FUND
 2008  Lowest contract charges             8,227      0.870506             7,162
    Highest contract charges                  --            --                --
    Remaining contract charges                --            --                --
 2007  Lowest contract charges             7,022      1.567025            11,003
    Highest contract charges                  --            --                --
    Remaining contract charges                --            --                --
 2006  Lowest contract charges             7,298      1.416803            10,340
    Highest contract charges                  --            --                --
    Remaining contract charges                --            --                --
 2005  Lowest contract charges             7,360      1.194669             8,793
    Highest contract charges                  --            --                --
    Remaining contract charges                --            --                --
 2004  Lowest contract charges             1,216      1.109528             1,349
    Highest contract charges                  --            --                --
    Remaining contract charges                --            --                --
WELLS FARGO ADVANTAGE VT LARGE
 COMPANY GROWTH FUND
 2008  Lowest contract charges             8,200      0.660646             5,418
    Highest contract charges                  --            --                --
    Remaining contract charges                --            --                --
 2007  Lowest contract charges             7,840      1.103110             8,648
    Highest contract charges                  --            --                --
    Remaining contract charges                --            --                --
 2006  Lowest contract charges             7,809      1.044218             8,154
    Highest contract charges                  --            --                --
    Remaining contract charges                --            --                --
 2005  Lowest contract charges             6,863      1.039324             7,132
    Highest contract charges                  --            --                --
    Remaining contract charges                --            --                --
 2004  Lowest contract charges             1,070      1.001632             1,072
    Highest contract charges                  --            --                --
    Remaining contract charges                --            --                --

                                                    INVESTMENT
                                      EXPENSE         INCOME            TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**         RETURN***
---------------------------------  -----------------------------------------------
WELLS FARGO ADVANTAGE VT C&B
 LARGE CAP VALUE FUND
 2008  Lowest contract charges          1.55%            1.28%          (36.02)%
    Highest contract charges            1.65%            1.52%          (36.08)%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          1.60%            3.41%           (2.79)%
    Highest contract charges              --               --               --
    Remaining contract charges            --               --               --
WELLS FARGO ADVANTAGE VT
 INTERNATIONAL CORE FUND
 2008  Lowest contract charges          1.85%            1.98%          (44.45)%
    Highest contract charges              --               --               --
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          1.84%            0.01%           10.60%
    Highest contract charges              --               --               --
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          1.85%            1.69%           18.59%
    Highest contract charges              --               --               --
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          1.83%            2.85%            7.67%
    Highest contract charges              --               --               --
    Remaining contract charges            --               --               --
 2004  Lowest contract charges          1.72%              --             7.62%
    Highest contract charges              --               --               --
    Remaining contract charges            --               --               --
WELLS FARGO ADVANTAGE VT LARGE
 COMPANY GROWTH FUND
 2008  Lowest contract charges          1.86%            0.28%          (40.11)%
    Highest contract charges              --               --               --
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          1.84%              --             5.64%
    Highest contract charges              --               --               --
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          1.85%              --             0.47%
    Highest contract charges              --               --               --
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          1.83%            0.18%            3.76%
    Highest contract charges              --               --               --
    Remaining contract charges            --               --               --
 2004  Lowest contract charges          1.81%              --             1.36%
    Highest contract charges              --               --               --
    Remaining contract charges            --               --               --

-------------------------------------------------------------------------------

                                                      UNIT          CONTRACT
SUB-ACCOUNT                            UNITS      FAIR VALUE #   OWNERS' EQUITY
--------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL
 CAP GROWTH FUND
 2008  Lowest contract charges               555     $0.902819              $501
    Highest contract charges               4,317      0.882620             3,810
    Remaining contract charges             2,453            --             2,194
 2007  Lowest contract charges             2,411      1.552301             3,743
    Highest contract charges               4,212      1.534932             6,464
    Remaining contract charges                --            --                --
 2006  Lowest contract charges             4,770      1.373834             6,553
    Highest contract charges                  --            --                --
    Remaining contract charges                --            --                --
 2005  Lowest contract charges             4,601      1.140072             5,246
    Highest contract charges                  --            --                --
    Remaining contract charges                --            --                --
 2004  Lowest contract charges               764      1.093116               835
    Highest contract charges                  --            --                --
    Remaining contract charges                --            --                --
WELLS FARGO ADVANTAGE VT
 DISCOVERY FUND
 2008  Lowest contract charges               225      8.434447             1,898
    Highest contract charges                  --            --                --
    Remaining contract charges                --            --                --
RIDGEWORTH VARIABLE TRUST LARGE
 CAP GROWTH STOCK FUND
 2008  Lowest contract charges           282,145      0.878212           247,784
    Highest contract charges              26,357      8.240611           217,196
    Remaining contract charges           465,577            --         3,062,302
 2007  Lowest contract charges           338,213      1.500630           507,532
    Highest contract charges              23,471     14.244303           334,327
    Remaining contract charges           577,763            --         6,689,262
 2006  Lowest contract charges           275,418      1.319453           363,402
    Highest contract charges              24,120     12.669242           305,586
    Remaining contract charges           577,086            --         6,495,986
 2005  Lowest contract charges           106,832      1.206733           128,918
    Highest contract charges              16,411     11.720910           192,352
    Remaining contract charges           528,364            --         5,837,027
 2004  Lowest contract charges            22,239     12.334257           274,306
    Highest contract charges               2,721     12.126652            32,994
    Remaining contract charges           359,349            --         4,387,702

                                                    INVESTMENT
                                      EXPENSE         INCOME            TOTAL
SUB-ACCOUNT                           RATIO*          RATIO**         RETURN***
---------------------------------  -----------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL
 CAP GROWTH FUND
 2008  Lowest contract charges          1.55%              --           (42.33)%
    Highest contract charges            1.86%              --           (42.50)%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          1.60%              --            11.95%
    Highest contract charges            1.85%              --            11.73%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          1.85%              --            20.50%
    Highest contract charges              --               --               --
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          1.82%              --             4.30%
    Highest contract charges              --               --               --
    Remaining contract charges            --               --               --
 2004  Lowest contract charges          1.71%              --            11.68%
    Highest contract charges              --               --               --
    Remaining contract charges            --               --               --
WELLS FARGO ADVANTAGE VT
 DISCOVERY FUND
 2008  Lowest contract charges          1.35%              --           (45.10)%
    Highest contract charges              --               --               --
    Remaining contract charges            --               --               --
RIDGEWORTH VARIABLE TRUST LARGE
 CAP GROWTH STOCK FUND
 2008  Lowest contract charges          1.36%            0.26%          (41.48)%
    Highest contract charges            2.51%            0.27%          (42.15)%
    Remaining contract charges            --               --               --
 2007  Lowest contract charges          1.34%            0.42%           13.73%
    Highest contract charges            2.50%            0.43%           12.43%
    Remaining contract charges            --               --               --
 2006  Lowest contract charges          1.35%            0.31%            9.34%
    Highest contract charges            2.50%            0.30%            8.09%
    Remaining contract charges            --               --               --
 2005  Lowest contract charges          1.32%            0.27%            4.42%
    Highest contract charges            2.47%            0.17%            3.35%
    Remaining contract charges            --               --               --
 2004  Lowest contract charges          1.70%            0.27%            4.95%
    Highest contract charges            2.36%            1.51%            4.12%
    Remaining contract charges            --               --               --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                UNIT          CONTRACT
SUB-ACCOUNT                       UNITS     FAIR VALUE #   OWNERS' EQUITY
--------------------------------------------------------------------------
RIDGEWORTH VARIABLE TRUST
 LARGE CAP CORE EQUITY FUND
 2008  Lowest contract charges      23,928     $1.097280           $26,255
    Highest contract charges         1,318     10.296326            13,570
    Remaining contract charges      63,869            --           675,156
 2007  Lowest contract charges      14,127      1.791100            25,303
    Highest contract charges         7,563     17.109521           129,406
    Remaining contract charges      77,451            --         1,349,343
 2006  Lowest contract charges       6,798      1.801290            12,244
    Highest contract charges         8,918     17.379730           154,987
    Remaining contract charges      99,476            --         1,752,207
 2005  Lowest contract charges      14,729     15.647881           230,482
    Highest contract charges         9,192     15.313092           140,753
    Remaining contract charges     105,763            --         1,633,590
 2004  Lowest contract charges      14,754     14.598347           215,383
    Highest contract charges        21,153     14.379145           304,157
    Remaining contract charges     131,768            --         1,905,742
RIDGEWORTH VARIABLE TRUST
 MID-CAP CORE EQUITY FUND
 2008  Lowest contract charges      21,821      1.104438            24,100
    Highest contract charges         4,096     10.363506            42,451
    Remaining contract charges      87,319            --           886,336
 2007  Lowest contract charges       7,002      1.886371            13,208
    Highest contract charges         4,756     17.905858            85,151
    Remaining contract charges     100,849            --         1,768,906
 2006  Lowest contract charges       5,176      1.817794             9,411
    Highest contract charges         4,764     17.454443            83,151
    Remaining contract charges     105,207            --         1,792,667
 2005  Lowest contract charges       9,250     16.572461           153,301
    Highest contract charges         3,658     16.163856            59,120
    Remaining contract charges      96,304            --         1,573,989
 2004  Lowest contract charges       8,960     14.745157           132,091
    Highest contract charges         7,001     14.497064           101,495
    Remaining contract charges     108,377            --         1,581,712

                                                    INVESTMENT
                                    EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                         RATIO*            RATIO**           RETURN***
------------------------------  -----------------------------------------------------
RIDGEWORTH VARIABLE TRUST
 LARGE CAP CORE EQUITY FUND
 2008  Lowest contract charges        1.35%              1.09%            (38.74)%
    Highest contract charges          2.34%                --             (39.44)%
    Remaining contract charges          --                 --                 --
 2007  Lowest contract charges        1.34%              1.20%             (0.57)%
    Highest contract charges          2.34%              1.15%             (1.56)%
    Remaining contract charges          --                 --                 --
 2006  Lowest contract charges        1.34%              1.38%             14.64%
    Highest contract charges          2.35%              1.26%             13.50%
    Remaining contract charges          --                 --                 --
 2005  Lowest contract charges        1.69%              0.93%              7.19%
    Highest contract charges          2.36%              0.90%              6.50%
    Remaining contract charges          --                 --                 --
 2004  Lowest contract charges        1.69%              0.92%             12.38%
    Highest contract charges          2.35%              0.78%             11.65%
    Remaining contract charges          --                 --                 --
RIDGEWORTH VARIABLE TRUST
 MID-CAP CORE EQUITY FUND
 2008  Lowest contract charges        1.35%              0.77%            (41.45)%
    Highest contract charges          2.51%              0.72%            (42.12)%
    Remaining contract charges          --                 --                 --
 2007  Lowest contract charges        1.34%              0.24%              3.77%
    Highest contract charges          2.49%              0.23%              2.59%
    Remaining contract charges          --                 --                 --
 2006  Lowest contract charges        1.34%              0.40%              9.23%
    Highest contract charges          2.50%              0.38%              7.98%
    Remaining contract charges          --                 --                 --
 2005  Lowest contract charges        1.69%              0.45%             12.39%
    Highest contract charges          2.51%              0.43%             11.50%
    Remaining contract charges          --                 --                 --
 2004  Lowest contract charges        1.70%              0.71%             14.85%
    Highest contract charges          2.48%              0.78%             13.94%
    Remaining contract charges          --                 --                 --

-------------------------------------------------------------------------------

                                                UNIT          CONTRACT
SUB-ACCOUNT                       UNITS     FAIR VALUE #   OWNERS' EQUITY
--------------------------------------------------------------------------
RIDGEWORTH VARIABLE TRUST
 LARGE CAP VALUE EQUITY FUND
 2008  Lowest contract charges     394,343     $1.234561          $486,841
    Highest contract charges        17,793     11.584565           206,127
    Remaining contract charges     350,840            --         2,968,464
 2007  Lowest contract charges     318,614      1.861796           593,194
    Highest contract charges        12,653     17.672549           223,606
    Remaining contract charges     352,413            --         4,476,195
 2006  Lowest contract charges     174,843      1.822311           318,618
    Highest contract charges        11,921     17.497735           208,585
    Remaining contract charges     256,175            --         3,821,164
 2005  Lowest contract charges      53,603      1.508288            80,849
    Highest contract charges         8,136     14.649853           119,189
    Remaining contract charges     201,268            --         2,737,677
 2004  Lowest contract charges       6,486     14.725680            95,514
    Highest contract charges         1,842     14.477953            26,667
    Remaining contract charges     110,424            --         1,609,878

                                                    INVESTMENT
                                    EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                         RATIO*            RATIO**           RETURN***
------------------------------  -----------------------------------------------------
RIDGEWORTH VARIABLE TRUST
 LARGE CAP VALUE EQUITY FUND
 2008  Lowest contract charges        1.35%              2.24%            (33.69)%
    Highest contract charges          2.50%              2.22%            (34.45)%
    Remaining contract charges          --                 --                 --
 2007  Lowest contract charges        1.34%              1.63%              2.17%
    Highest contract charges          2.49%              1.60%              1.00%
    Remaining contract charges          --                 --                 --
 2006  Lowest contract charges        1.35%              1.55%             20.82%
    Highest contract charges          2.50%              1.50%             19.44%
    Remaining contract charges          --                 --                 --
 2005  Lowest contract charges        1.31%              2.07%              4.97%
    Highest contract charges          2.47%              1.77%              1.19%
    Remaining contract charges          --                 --                 --
 2004  Lowest contract charges        1.69%              1.62%             13.35%
    Highest contract charges          2.45%              2.23%             12.45%
    Remaining contract charges          --                 --                 --

* This represents the annualized contract expenses of the Sub-Account for the year indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units.

** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's Manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Accounts invest.

*** This represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

#  Rounded unit values

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2008

-------------------------------------------------------------------------------

    Summary of the Account's expense charges, including Mortality and Expense Risk Charges, Administrative Charges, Riders (if applicable) and Annual Maintenance Fees assessed. These fees are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Account.

MORTALITY AND EXPENSE RISK CHARGES:

    The Company will charge an expense ranging from 0.40% to 1.55% of the contract's value for mortality and expense risks undertaken by the Company.

    These charges are a reduction in unit values.

ADMINISTRATIVE CHARGES:

    The Company will charge an expense ranging from 0.15% to 0.20% of the contract's value for administrative services provided by the Company.

    These charges are a reduction in unit values.

RIDERS:

    The Company will charge an expense for various Rider charges, such as MAV/EPB Death Benefit Charge, The Hartford's Principal First Charge, The Hartford's Principal First Preferred Charge, MAV70 Death Benefit Charge, Optional Death Benefit Charge and Earnings Protection Benefit Charge. These charges range from 0.15% to 0.75%.

    These charges are a reduction in unit values.

    The Company will charge an expense for Rider charges related to The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects, and The Hartford's Lifetime Income Builder Portfolios. The Company initially makes deductions of 0.30%, 0.40%, 0.40%, 0.55% and 0.65% respectively. The Company has the right to increase both The Hartford's Lifetime Income Builder and The Hartford's Lifetime Income Builder II to a maximum charge of 0.75% and the right to increase both The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios to a maximum charge of 1.50%.

    This charge is a redemption of units.

ANNUAL MAINTENANCE FEE:

    An annual maintenance fee of $30 may be charged to the contract's value each contract year. However, this fee is not applicable to contracts with values of $50,000 or more, as determined on the most recent contract anniversary. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

    These charges are a redemption of units.

                        Report of Independent RegisterF-2

                           ED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Hartford Life Insurance Company
Hartford, Connecticut

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company and its subsidiaries (the "Company") as of December 31, 2008 and 2007, and the related consolidated statements of operations, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2008. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Hartford Life Insurance Company and its subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 of the consolidated financial statements, the Company changed its method of accounting and reporting for the fair value measurement of financial instruments in 2008.

DELOITTE & TOUCHE LLP
Hartford, Connecticut

February 11, 2009 (April 29, 2009 as to the effects of the change in reporting entity structure and the retrospective adoption of FASB Statement No. 160, NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS, described in Note 1 and Note 17)

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                      2008            2007           2006
                                                 (IN MILLIONS)
--------------------------------------------------------------------------------
REVENUES
 Fee income and other                  $4,155         $4,470         $3,881
 Earned premiums                          984            983            547
 Net investment income (loss)
 Securities available-for-sale and
  other                                2, 588          3,056          2,752
 Equity securities held for
  trading                                (246)             1             16
                                    ---------       --------       --------
TOTAL NET INVESTMENT INCOME (LOSS)      2,342          3,057          2,768
 Net realized capital losses           (5,763)          (934)          (298)
                                    ---------       --------       --------
                    TOTAL REVENUES      1,718          7,576          6,898
                                    ---------       --------       --------
BENEFITS, LOSSES AND EXPENSES
 Benefits, loss and loss
  adjustment expenses                   4,047          3,982          3,205
 Benefits, loss and loss
  adjustment expenses -- returns
  credited on International
  unit-linked bonds and pension
  products                               (246)             1             16
 Insurance expenses and other           1,940          1,832          1,359
 Amortization of deferred policy
  acquisition costs and present
  value of future profits               1,620            605          1,238
 Goodwill impairment                      184             --             --
 Dividends to policyholders                13             11             22
                                    ---------       --------       --------
        TOTAL BENEFITS, LOSSES AND
                          EXPENSES      7,558          6,431          5,840
                                    ---------       --------       --------
   INCOME (LOSS) BEFORE INCOME TAX
                           EXPENSE     (5,840)         1,145          1,058
 Income tax expense (benefit)          (2,181)           252            182
                                    ---------       --------       --------
                 NET INCOME (LOSS)   $ (3,659)         $ 893          $ 876
                                    ---------       --------       --------
           LESS: NET (INCOME) LOSS
               ATTRIBUTABLE TO THE
           NONCONTROLLING INTEREST        105             (7)            (3)
                                    ---------       --------       --------
 NET INCOME (LOSS) ATTRIBUTABLE TO
   HARTFORD LIFE INSURANCE COMPANY     (3,554)           886            873
                                    ---------       --------       --------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

            Hartford Life Insurance CompanyF-4

                                AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                                               AS OF DECEMBER 31,
                                             2008              2007
                                              (IN MILLIONS, EXCEPT
                                                 FOR SHARE DATA)
----------------------------------------------------------------------------
ASSETS
 Investments
 Fixed maturities, available-for-sale,
  at fair value (amortized cost of
  $48,444 and $46,243)                        $39,560           $45,646
 Equity securities, held for trading, at
  fair value (cost of $1,830 and $1,128)        1,634             1,248
 Equity securities, available for sale,
  at fair value (cost of $614 and $781)           434               740
 Policy loans, at outstanding balance           2,154             2,016
 Mortgage loans on real estate                  4,896             4,166
 Limited partnership and other
  alternative investments                       1,033             1,246
 Other investments                              1,237               486
 Short-term investments                         5,742               929
                                          -----------       -----------
                       TOTAL INVESTMENTS       56,690            56,477
                                          -----------       -----------
 Cash                                             661               423
 Premiums receivable and agents'
  balances                                         25                35
 Reinsurance recoverables                       3,195             1,732
 Deferred income taxes                          3,444                --
 Deferred policy acquisition costs and
  present value of future profits               9,944             8,601
 Goodwill                                         462               567
 Other assets                                   3,267             1,603
 Separate account assets                      130,171           199,924
                                          -----------       -----------
                            TOTAL ASSETS    $ 207,859         $ 269,362
                                          -----------       -----------
LIABILITIES
 Reserve for future policy benefits and
  unpaid losses and loss adjustment
  expenses                                    $10,602            $9,442
 Other policyholder funds and benefits
  payable                                      52,647            42,396
 Other policyholder funds and benefits
  payable -- International unit-linked
  bonds and pension products                    1,613             1,217
 Consumer notes                                 1,210               809
 Deferred income taxes                             --               155
 Other liabilities                              8,373             6,544
 Separate account liabilities                 130,171           199,924
                                          -----------       -----------
                       TOTAL LIABILITIES      204,616           260,487
                                          -----------       -----------
COMMITMENTS AND CONTINGENT LIABILITIES
 (NOTE 10)
STOCKHOLDER'S EQUITY
 Common stock -- 1,000 shares
  authorized, issued and outstanding,
  par value $5,690                                  6                 6
 Capital surplus                                6,157             3,746
 Accumulated other comprehensive loss,
  net of tax                                   (4,531)             (447)
 Retained earnings                              1,446             5,315
                                          -----------       -----------
              TOTAL STOCKHOLDER'S EQUITY        3,078             8,620
                                          -----------       -----------
 Noncontrolling interest                          165               255
                                          -----------       -----------
                            TOTAL EQUITY        3,243             8,875
                                          -----------       -----------
     TOTAL LIABILITIES AND STOCKHOLDER'S
                                  EQUITY    $ 207,859          $269,362
                                          -----------       -----------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                                                                                 ACCUMULATED OTHER
                                                                            COMPREHENSIVE INCOME (LOSS)
                                                                   NET                NET (LOSS)
                                                                UNREALIZED             GAIN ON
                                                              CAPITAL GAINS           CASH FLOW            FOREIGN
                                 COMMON                        (LOSSES) ON             HEDGING             CURRENCY
                                  STOCK         CAPITAL        SECURITIES,           INSTRUMENTS,        TRANSLATION
                                                SURPLUS         NET OF TAX            NET OF TAX             ADJS
                                                                      (IN MILLIONS)
--------------------------------------------------------------------------------------------------------------------------
2008
Balance, December 31, 2007          $6          $3,746              $(318)               $(137)                 $8
Comprehensive income
 Net loss
 Other comprehensive income,
  net of tax net change in
  unrealized capital gains
  (losses) on securities
  (1)(2)                                                           (4,488)
 Net gains on cash flow
  hedging instruments                                                                      577
Cumulative translation
 adjustments                                                                                                  (173)
Total other comprehensive
 loss
 Total comprehensive loss
Capital contribution from
 parent (3)                                      2,411
Dividends declared
Cumulative effect of
 accounting changes, net of
 tax
Change in noncontrolling
 interest ownership
Noncontrolling income (loss)
                                   ---           -----           --------               ------              ------
   BALANCE, DECEMBER 31, 2008      $ 6          $ 6,157          $ (4,806)               $ 440              $ (165)
                                   ---           -----           --------               ------              ------
2007
Balance, December 31, 2006          $6          $3,317               $503                $(210)                $(4)
Comprehensive income
Net income
 Other comprehensive income,
  net of tax net change in
  unrealized capital gains
  (losses) on securities
  (1)(2)                                                             (821)
 Net loss on cash flow
  hedging instruments                                                                       73
Cumulative translation
 adjustments                                                                                                    12
Total other comprehensive
 income
 Total comprehensive income
Capital contribution from
 parent                                            429
Dividends declared
Cumulative effect of
 accounting changes, net of
 tax
Change in noncontrolling
 interest ownership
Noncontrolling income (loss)
                                   ---           -----           --------               ------              ------
   BALANCE, DECEMBER 31, 2007      $ 6          $ 3,746            $ (318)              $ (137)                $ 8
                                   ---           -----           --------               ------              ------
2006
Balance, December 31, 2005           6           3,080                583                 (113)                (32)
Comprehensive income
Net income
 Other comprehensive income,
  net of tax net change in
  unrealized capital gains
  (losses) on securities
  (1)(2)                                                              (80)
 Net gains on cash flow
  hedging instruments                                                                      (97)
Cumulative translation
 adjustments                                                                                                    28
Total other comprehensive
 income
 Total comprehensive income
Capital contribution from
 parent                                            237
Dividends declared
Cumulative effect of
 accounting changes, net of
 tax
Change in noncontrolling
 interest ownership
Noncontrolling income (loss)
                                   ---           -----           --------               ------              ------
   BALANCE, DECEMBER 31, 2006      $ 6          $ 3,317             $ 503               $ (210)               $ (4)
                                   ---           -----           --------               ------              ------


                                                                                NON-
                                                          TOTAL             CONTROLLING
                                   RETAINED           STOCKHOLDER'S           INTEREST          TOTAL
                                   EARNINGS               EQUITY             (NOTE 17)          EQUITY
                                                            (IN MILLIONS)
-----------------------------  ----------------------------------------------------------------------------
2008
Balance, December 31, 2007           $5,315                $8,620                $255             $8875
Comprehensive income
 Net loss                            (3,554)               (3,554)                               (3,554)
 Other comprehensive income,
  net of tax net change in
  unrealized capital gains
  (losses) on securities
  (1)(2)                                                   (4,488)                               (4,488)
 Net gains on cash flow
  hedging instruments                                         577                                   577
Cumulative translation
 adjustments                                                 (173)                                 (173)
                                                         --------                              --------
Total other comprehensive
 loss                                                      (4,084)                               (4,084)
                                                         --------                              --------
 Total comprehensive loss                                  (7,638)                               (7,638)
Capital contribution from
 parent (3)                                                 2,411                                 2,411
Dividends declared                     (313)                 (313)                                 (313)
Cumulative effect of
 accounting changes, net of
 tax                                     (2)                   (2)                                   (2)
Change in noncontrolling
 interest ownership                                                                15                15
Noncontrolling income (loss)                                                     (105)             (105)
                                   --------              --------              ------          --------
   BALANCE, DECEMBER 31, 2008       $ 1,446               $ 3,078                 165             3,243
                                   --------              --------              ------          --------
2007
Balance, December 31, 2006           $4,894                $8,506                 142             8,648
Comprehensive income
Net income                              886                   886                                   886
 Other comprehensive income,
  net of tax net change in
  unrealized capital gains
  (losses) on securities
  (1)(2)                                                     (821)                                 (821)
 Net loss on cash flow
  hedging instruments                                          73                                    73
Cumulative translation
 adjustments                                                   12                                    12
                                                         --------                              --------
Total other comprehensive
 income                                                      (736)                                 (736)
                                                         --------                              --------
 Total comprehensive income                                   150                                   150
Capital contribution from
 parent                                                       429                                   429
Dividends declared                     (461)                 (461)                                 (461)
Cumulative effect of
 accounting changes, net of
 tax                                     (4)                   (4)                                   (4)
Change in noncontrolling
 interest ownership                                                               106               106
Noncontrolling income (loss)                                                        7                 7
                                   --------              --------              ------          --------
   BALANCE, DECEMBER 31, 2007       $ 5,315               $ 8,620                $255           $ 8,875
                                   --------              --------              ------          --------
2006
Balance, December 31, 2005            4,500                 8,024                  65             8,089
Comprehensive income
Net income                              873                   873                                   873
 Other comprehensive income,
  net of tax net change in
  unrealized capital gains
  (losses) on securities
  (1)(2)                                                      (80)                                  (80)
 Net gains on cash flow
  hedging instruments                                         (97)                                  (97)
Cumulative translation
 adjustments                                                   28                                    28
                                                         --------
Total other comprehensive
 income                                                      (149)                                 (149)
                                                         --------                              --------
 Total comprehensive income                                   724                                   724
Capital contribution from
 parent                                                       237                                   237
Dividends declared                     (479)                 (479)                                 (479)
Cumulative effect of
 accounting changes, net of
 tax
Change in noncontrolling
 interest ownership                                                                74                74
Noncontrolling income (loss)                                                        3                 3
                                   --------              --------              ------          --------
   BALANCE, DECEMBER 31, 2006       $ 4,894               $ 8,506               $ 142           $ 8,648
                                   --------              --------              ------          --------

(1) Net change in unrealized capital gain on securities is reflected net of tax provision (benefit) and other items of $2,416, $443 and $43 for the years ended December 31, 2008, 2007 and 2006, respectively. Net (loss) gain on cash flow hedging instruments is net of tax provision (benefit) of $(310), $(39) and $52 for the years ended December 31, 2008, 2007 and 2006, respectively. There is no tax effect on cumulative translation adjustments.

(2) There were reclassification adjustments for after-tax gains (losses) realized in net income of $(1,396), $(135), and $(75) for the years ended December 31, 2008, 2007 and 2006, respectively.

(3) The Company received a noncash asset capital contribution of $180 from its parent company during 2008

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                        FOR THE YEARS ENDED
                                                                            DECEMBER 31,
                                                                 2008            2007           2006
                                                                           (IN MILLIONS)
-----------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
 Net income(loss)                                                $(3,659)          $893           $876
 Adjustments to reconcile net income(loss) to net cash
  provided by operating activities
 Amortization of deferred policy acquisition costs and
  present value of future profits                                  1,620            605          1,238
 Additions to deferred policy acquisition costs and present
  value of future profits                                         (1,258)        (1,557)        (1,457)
 Change in:
 Reserve for future policy benefits, unpaid losses and loss
  adjustment expenses                                              1,161          1,228            838
 Reinsurance recoverables                                            (29)          (235)           (47)
 Receivables                                                          66            188              7
 Payables and accruals                                              (369)           585            222
 Accrued and deferred income taxes                                (2,166)          (112)           378
 Net realized capital losses                                       5,763            934            298
 Net receipts from investment contracts related to
  policyholder funds -- International unit-linked bonds and
  pension products                                                   396            867            329
 Net increase in equity securities held for trading                 (386)          (877)          (332)
 Depreciation and amortization                                        78            441            395
 Goodwill impairment                                                 184             --             --
 Other, net                                                         (190)          (345)            12
                                                              ----------       --------       --------
                   NET CASH PROVIDED BY OPERATING ACTIVITIES      $1,211         $2,615         $2,757
                                                              ----------       --------       --------
INVESTING ACTIVITIES
 Proceeds from the sale/maturity/prepayment of:
 Fixed maturities and short-term investments, available for
  sale                                                           $12,104        $19,094        $21,646
 Equity securities, available-for-sale                               140            315            282
 Mortgage loans                                                      325            958            301
 Partnerships                                                        250            175             91
 Derivatives                                                       1,676             --             --
 Payments for the purchase of:
 Fixed maturities and short-term investments, available for
  sale                                                          (18, 216)       (22,027)       (24,152)
 Equity securities, available-for-sale                              (144)          (484)          (455)
 Mortgage loans                                                   (1,067)        (2,492)        (1,574)
 Partnerships                                                       (330)          (607)          (496)
 Derivatives                                                          --           (237)           (84)
 Purchase price of business acquired                                 (78)           (10)
 Change in policy loans, net                                        (139)            (6)           (39)
 Change in payables for collateral under securities lending,
  net                                                               (974)         1,306            788
 Change in all other, net                                           (144)          (357)          (633)
                                                              ----------       --------       --------
                      NET CASH USED FOR INVESTING ACTIVITIES     $(6,597)       $(4,372)       $(4,325)
                                                              ----------       --------       --------
FINANCING ACTIVITIES
 Deposits and other additions to investment and universal
  life-type contracts                                             22,449         33,282         26,983
 Withdrawals and other deductions from investment and
  universal life-type contracts                                  (28,105)       (31,299)       (26,688)
 Net transfers (to)/from separate accounts related to
  investment and universal life-type contracts                     7,074           (607)         1,389
 Issuance of structured financing                                  2,001             --             --
 Capital contributions                                             2,231            397             64
 Dividends paid                                                     (299)         $(459)         $(371)
 Proceeds from issuance of consumer notes                            445            551            258
 Repayment at maturity of consumer notes                             (44)            --             --
                                                              ----------       --------       --------
                   NET CASH PROVIDED BY FINANCING ACTIVITIES      $5,752         $1,865         $1,635
                                                              ----------       --------       --------
 Impact of foreign exchange                                         (128)             3             23
 Net (decrease) increase in cash                                     238            111             90
                                                              ----------       --------       --------
 Cash -- beginning of year                                           423            312            222
                                                              ----------       --------       --------
 Cash -- end of year                                                $661           $423           $312
                                                              ----------       --------       --------
Supplemental Disclosure of Cash Flow Information:
 Net Cash Paid (Received) During the Year for:
 Income taxes                                                      $(183)          $329          $(121)

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SUPPLEMENTAL SCHEDULE OF NONCASH OPERATING AND FINANCING ACTIVITIES:

The Company made noncash dividends of $54 related to the guaranteed minimum income and accumulation benefit reinsurance agreements with Hartford Life Insurance K.K and received a noncash asset capital contributions of $180 from its parent company during 2008. The Company made noncash dividends of $2 and received a noncash capital contributions of $20 from its parent company during 2007 related to the guaranteed minimum income benefit reinsurance agreement with Hartford Life Insurance K.K.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(DOLLAR AMOUNTS IN MILLIONS, UNLESS OTHERWISE STATED)

--------------------------------------------------------------------------------

1. BASIS OF PRESENTATION AND ACCOUNTING POLICIES

BASIS OF PRESENTATION

These consolidated financial statements include Hartford Life Insurance Company and its wholly-owned subsidiaries (collectively, "Hartford Life Insurance Company" or the "Company"), Hartford Life and Annuity Insurance Company ("HLAI") and Hartford International Life Reassurance Corporation ("HLRe"), Hartford Financial Services LLC ("HFSC"), Hartford Life International LTD ("HLINT") and Woodbury Financial Services Corporation ("WFS"). The Company is a wholly-owned subsidiary of Hartford Life and Accident Insurance Company ("HLA"), which is a wholly-owned subsidiary of Hartford Life, Inc. ("Hartford Life"). Hartford Life is a direct wholly-owned subsidiary of Hartford Holdings, Inc., a direct wholly-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), the Company's ultimate parent company.

Effective March 31,2009, Hartford Life changed its reporting entity structure to contribute certain wholly owned subsidiaries, including Hartford Life's European Insurance Operations, several broker dealer entities and investment advisory and service entities to the Company. The contribution of subsidiaries was effected to more closely align servicing entities with the writing company issuing the business they service as well as to more efficiently deploy capital across the organization. The change in reporting entity was retrospectively applied to the financial statements of the Company for all periods presented. The contributed subsidiaries resulted in an increase in equity of $1.3 billion as of March 31, 2009.

Along with its parent, HLA, the Company is a financial services and insurance group which provides (a) investment products, such as individual variable annuities and fixed market value adjusted annuities, mutual funds and retirement plan services; (b) individual life insurance; (c) group benefits products such as group life and group disability insurance that is directly written by the Company and is substantially ceded to its parent, HLA, (d) private placement life insurance and (e) assumes fixed market value adjusted annuities, guaranteed minimum withdrawal benefits ("GMWB"), guaranteed minimum income benefits ("GMIB"), guaranteed minimum accumulation benefits ("GMAB") and guaranteed minimum death benefits ("GMDB") from Hartford Life's Japan operations.

The consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America ("U.S. GAAP"), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.

CONSOLIDATION

The consolidated financial statements include the accounts of Hartford Life Insurance Company and affiliated entities in which the Company directly or indirectly has a controlling financial interest and those variable interest entities in which the Company is the primary beneficiary. The Company determines if it is the primary beneficiary using both qualitative and quantitative analyses. Entities in which Hartford Life Insurance Company does not have a controlling financial interest but in which the Company has significant influence over the operating and financing decisions are reported using the equity method. All material intercompany transactions and balances between Hartford Life Insurance Company and its subsidiaries and affiliates have been eliminated.

USE OF ESTIMATES

The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets and liabilities associated with variable annuity and other universal life-type contracts; living benefits required to be fair valued; valuation of investments and derivative instruments, evaluation of other-than-temporary impairments on available-for-sale securities; and contingencies relating to corporate litigation and regulatory matters; and goodwill impairment.

ADOPTION OF NEW ACCOUNTING STANDARDS

Amendments to the Impairment Guidance of EITF Issue No. 99-20

In January 2009, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position ("FSP") No. EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20," ("FSP EITF 99-20-1"). The FSP amends the impairment guidance of Emerging Issues Task Force ("EITF") Issue No. 99-20, "Recognition of Interest Income and Impairment of Purchased Beneficial Interest and Beneficial Interest that Continue to Be Held by a Transferor in Securitized

Financial Assets," by removing the exclusive reliance upon market participant assumptions about future cash flows when evaluating impairment of securities within its scope. FSP EITF 99-20-1 requires companies to follow the impairment guidance in Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS 115"), which permits the use of reasonable management judgment of the probability that the holder will be unable to collect all amounts due. The FSP is effective prospectively for interim and annual reporting periods ending after December 15, 2008. The Company adopted the FSP on December 31, 2008 and the adoption did not have a material effect on the Company's consolidated financial statements.

FSP FAS 140-4 and FIN 46(R)-8, Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities

In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8, "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities." The purpose of this FSP is to promptly improve disclosures by public entities and enterprises until pending amendments to SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"), and FASB Interpretation No. 46(R), "Consolidation of Variable Interest Entities" ("FIN 46(R)"), are finalized and approved by the FASB. The FSP amends SFAS 140 to require public entities to provide additional disclosures about transferors' continuing involvements with transferred financial assets. It also amends FIN 46(R) to require public enterprises, to provide additional disclosures about their involvement with variable interest entities. FSP FAS 140-4 and FIN 46(R)-8 is effective for financial statements issued for fiscal years and interim periods ending after December 15, 2008. For periods after the initial adoption date, comparative disclosures are required. The Company adopted the FSP on December 31, 2008. See
Note 4 for the new disclosures.

Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161

In September 2008, the FASB issued FSP No. FAS 133-1 and FIN 45-4 "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" ("FSP FAS 133-1 and FIN 45-4"). This FSP amends SFAS 133 to require disclosures by entities that assume credit risk through the sale of credit derivatives including credit derivatives embedded in a hybrid instrument. The intent of these enhanced disclosures is to enable users of financial statements to assess the potential effect on its financial position, financial performance, and cash flows from these credit derivatives. This FSP also amends FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others", to require an additional disclosure about the current status of the payment/performance risk of a guarantee. FSP FAS 133-1 and FIN 45-4 are effective for financial statements issued for fiscal years and interim periods ending after November 15, 2008. For periods after the initial adoption date, comparative disclosures are required. The Company adopted FSP FAS 133-1 and FIN 45-4 on December 31, 2008. See Note 4 for the new disclosures.

Fair Value Measurements

On January 1, 2008, the Company adopted SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which was issued by the FASB in September 2006. The Company also adopted on January 1, 2008, the SFAS 157 related FASB Staff Position ("FSP") described below. For financial statement elements currently required to be measured at fair value, SFAS 157 redefines fair value, establishes a framework for measuring fair value under U.S. GAAP and enhances disclosures about fair value measurements. The new definition of fair value focuses on the price that would be received to sell the asset or paid to transfer the liability regardless of whether an observable liquid market price existed (an exit price). SFAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels ("Level 1, 2, and 3").

The Company applied the provisions of SFAS 157 prospectively to financial assets and financial liabilities that are required to be measured at fair value under existing U.S. GAAP. The Company also recorded in opening retained earnings the cumulative effect of applying SFAS 157 to certain customized derivatives measured at fair value in accordance with EITF Issue No. 02-3, "Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Involved in Energy Trading and Risk Management Activities" ("EITF 02-3"). See Note 3 for additional information regarding SFAS 157. Specifically, see the SFAS 157 Transition discussion within Note 3 for information regarding the effects of applying SFAS 157 on the Company's consolidated financial statements in 2008.

In February 2008, the FASB issued FSP No. FAS 157-2, "Effective Date of FASB Statement No. 157" ("FSP FAS 157-2") which delays the effective date of SFAS 157 to fiscal years beginning after November 15, 2008 for certain nonfinancial assets and nonfinancial liabilities. Examples of applicable nonfinancial assets and nonfinancial liabilities to which FSP FAS 157-2 applies include, but are not limited to:

- Nonfinancial assets and nonfinancial liabilities initially measured at fair value in a business combination that are not subsequently remeasured at fair value;

- Reporting units measured at fair value in the goodwill impairment test as described in SFAS No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), and nonfinancial assets and nonfinancial liabilities measured at fair value in the SFAS 142 goodwill impairment test, if applicable; and

- Nonfinancial long-lived assets measured at fair value for impairment assessment under SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets."

As a result of the issuance of FSP FAS 157-2, the Company did not apply the provisions of SFAS 157 to the nonfinancial assets, nonfinancial liabilities and reporting units within the scope of FSP FAS 157-2.

Fair Value Option for Financial Assets and Financial Liabilities

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities, Including an amendment of FASB Statement No. 115" ("SFAS 159"). The objective of SFAS 159 is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported net income caused by measuring related assets and liabilities differently. This statement permits entities to choose, at specified election dates, to measure certain eligible items at fair value (i.e., the fair value option). SFAS 159 is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. On January 1, 2008, the Company did not elect to apply the provisions of SFAS 159 to financial assets and liabilities.

Amendment of FASB Interpretation No. 39

In April 2007, the FASB issued FASB Staff Position No. FIN 39-1, "Amendment of FASB Interpretation No. 39" ("FSP FIN 39-1"). FSP FIN 39-1 amends FIN 39, "Offsetting of Amounts Related to Certain Contacts", by permitting a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in the statement of financial position in accordance with FIN 39. FSP FIN 39-1 also amends FIN 39 by modifying certain terms. FSP FIN 39-1 is effective for reporting periods beginning after November 15, 2007, with early application permitted. The Company early adopted FSP FIN 39-1 on December 31, 2007, by electing to offset cash collateral against amounts recognized for derivative instruments under the same master netting arrangements. The Company recorded the effect of adopting FSP FIN 39-1 as a change in accounting principle through retrospective application. See Note 4 for further discussions on the adoption of FSP FIN 39-1.

Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109

The Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109" ("FIN 48"), dated June 2006. FIN 48 requires companies to recognize the tax benefits of uncertain tax positions only when the position is "more likely than not" to be sustained assuming examination by tax authorities. The amount recognized represents the largest amount of tax benefit that is greater than 50% likely of being realized. A liability is recognized for any benefit claimed, or expected to be claimed, in a tax return in excess of the benefit recorded in the financial statements, along with any interest and penalty (if applicable) on the excess.

The Company adopted the provisions of FIN 48 on January 1, 2007. As a result of the adoption, the Company recognized a $11 decrease in the liability for unrecognized tax benefits and a corresponding increase in the January 1, 2007 balance of retained earnings. The Company had no unrecognized tax benefits as of January 1, 2007. The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not booked any such amounts. The Company classifies interest and penalties (if applicable) as income tax expense in the financial statements.

The Company or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). During 2008, the IRS completed its examination of the Company's U.S. income tax returns for 2002 through 2003. The Company received notification of the approval by the Joint Committee on Taxation of the results of the examination subsequent to December 31, 2008. The examination will not have a material effect on the Company's net income or financial position. The 2004 through 2006 examination began during 2008, and is expected to close by the end of 2010. In addition, the Company is working with the IRS on a possible settlement of an issue related to prior periods which, if settled, may result in the booking of tax benefits in 2009. Such benefits are not expected to be material to the Company's net income or financial position. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.

Accounting by Insurance Enterprises for Deferred Acquisition Costs ("DAC") in Connection with Modifications or Exchanges of Insurance Contracts

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs ("DAC") in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for

DAC on internal replacements of insurance and investment contracts. An internal replacement is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Modifications that result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, unearned revenue liabilities and deferred sales inducements from the replaced contract must be written-off. Modifications that result in a contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract. The Company adopted SOP 05-1 on January 1, 2007 and recognized the cumulative effect of the adoption of SOP 05-1 as a reduction in retained earnings of $14, after-tax.

Disclosures about Derivative Instruments and Hedging Activities

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" ("SFAS 161"). SFAS 161 amends and expands disclosures about an entity's derivative and hedging activities with the intent of providing users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. SFAS 161 encourages, but does not require, comparative disclosures. The Company adopted SFAS 161 on January 1, 2009. The adoption of this FSP by the Company is expected to result in expanded disclosures related to derivative instruments and hedging activities.

Business Combinations

In December 2007, the FASB issued SFAS No. 141 (revised 2007), "Business Combinations" ("SFAS 141(R)"). This statement replaces SFAS No. 141, "Business Combinations" ("SFAS 141") and establishes the principles and requirements for how the acquirer in a business combination: (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is decision-useful to users of financial statements in evaluating the nature and financial effects of the business combination. Some of the significant changes to the existing accounting guidance on business combinations made by SFAS 141(R) include the following:

- Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquiree shall be measured at their acquisition-date fair values in accordance with SFAS 157 fair value rather than SFAS 141's requirement based on estimated fair values;

- Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred rather than included in the cost of the acquired entity;

- Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquiree, over the fair values of the acquired identifiable net assets, rather than measured as the excess of the cost of the acquired entity over the estimated fair values of the acquired identifiable net assets;

- Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability, whereas SFAS 141 generally permits the deferred recognition of pre-acquisition contingencies until the recognition criteria of SFAS No. 5, "Accounting for Contingencies" are met; and

- Contingent consideration shall be recognized at the acquisition date rather than when the contingency is resolved and consideration is issued or becomes issuable.

SFAS 141(R) is effective for and shall be applied prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited. Assets and liabilities that arose from business combinations with acquisition dates prior to the SFAS 141(R) effective date shall not be adjusted upon adoption of SFAS 141(R) with certain exceptions for acquired deferred tax assets and acquired income tax positions. The adoption of SFAS 141(R) on January 1, 2009, did not have a material effect on the Company's consolidated financial statements.

Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements" ("SFAS 160"). This statement amends Accounting Research Bulletin No. 51, "Consolidated Financial Statements". Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent. SFAS 160 establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to: (a) present noncontrolling interests as a component of equity, separate from the parent's equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the income statement, (c) consistently account for changes in a parent's ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, and
(e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners. SFAS 160 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 with earlier adoption prohibited.

The Company adopted SFAS 160 on January 1, 2009. Upon adoption, the Company reclassified $65 of noncontrolling interest, recorded in other liabilities, to equity, as of January 1, 2006. See the Company's Condensed Consolidated Statement of Changes in Equity. The adoption of SFAS 160 resulted in certain reclassifications of noncontrolling interests within the Company's Condensed Consolidated Statements of Operations. The adoption of SFAS 160 did not impact the Company's accounting for separate account assets and liabilities. The FASB has added the following topic to the Emerging Issues Task Force ("EITF") agenda, "CONSIDERATION OF AN INSURER'S ACCOUNTING FOR MAJORITY OWNED INVESTMENTS WHEN THE OWNERSHIP IS THROUGH A SEPARATE ACCOUNT". This topic will be discussed at a future EITF meeting. The FASB has expressed three separate views on the treatment of noncontrolling interest in majority owned separate accounts, upon implementation of SFAS 160, all of which are acceptable to the United States Securities and Exchange Commission. The Company follows one of these three acceptable views and currently excludes the noncontrolling interest from its majority owned separate accounts. The resolution of this EITF agenda item on the Company's accounting for separate account assets and liabilities is not known at this time.

ACCOUNTING POLICIES

INVESTMENTS

The Company's investments in fixed maturities include bonds, redeemable preferred stock and commercial paper. These investments, along with certain equity securities, which include common and non-redeemable preferred stocks, are classified as "available-for-sale" and are carried at fair value. The after-tax difference from cost or amortized cost is reflected in stockholders' equity as a component of Accumulated Other Comprehensive Income ("AOCI"), after adjustments for the effect of deducting the life and pension policyholders' share of the immediate participation guaranteed contracts and certain life and annuity deferred policy acquisition costs and reserve adjustments. The equity investments associated with the U.K. variable annuity products are recorded at fair value and are classified as "trading" with changes in fair value recorded in net investment income. Policy loans are carried at outstanding balance. Mortgage loans on real estate are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances, if any. Short-term investments are carried at amortized cost, which approximates fair value. Limited partnerships and other alternative investments are reported at their carrying value with the change in carrying value accounted for under the equity method and accordingly the Company's share of earnings are included in net investment income. Recognition of limited partnerships and other alternative investment income is delayed due to the availability of the related financial statements, as private equity and other funds are generally on a three-month delay and hedge funds are on a one-month delay. Accordingly, income at December 31, 2008 may not include the full impact of current year changes in valuation of the underlying assets and liabilities. Other investments primarily consist of derivatives instruments which are carried at fair value.

OTHER-THAN-TEMPORARY IMPAIRMENTS ON AVAILABLE-FOR-SALE SECURITIES

One of the significant estimates related to available-for-sale securities is the evaluation of investments for other-than-temporary impairments. If a decline in the fair value of an available-for-sale security is judged to be other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. In addition, for securities expected to be sold, an other-than-temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale. The fair value of the other-than-temporarily impaired investment becomes its new cost basis. For fixed maturities, the Company accretes the new cost basis to par or to the estimated future cash flows over the expected remaining life of the security by adjusting the security's yield.

The evaluation of securities for impairments is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in the fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer's financial condition and/or future prospects, the effects of changes in interest rates or credit spreads and the expected recovery period. The Company has a security monitoring process overseen by a committee of investment and accounting professionals ("the committee") that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis. Based on this evaluation, during 2008, the Company concluded $1.9 billion of unrealized losses were other-than-temporarily impaired and as of December 31, 2008, the Company's unrealized losses on available-for-sale securities of $9.8 billion were temporarily impaired.

Securities not subject to EITF Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continued to Be Held by a Transferor in Securitized Financial Assets" ("non-EITF Issue No. 99-20 securities") that are in an unrealized loss position, are reviewed at least quarterly to determine if an other-than-temporary impairment is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for non-EITF Issue No. 99-20 securities is other-than-temporary include: (a) the length of time and extent to which the fair value has been less than cost or amortized cost and the expected recovery period of the security, (b) the financial condition, credit rating and future prospects of the issuer, (c) whether the debtor is current on contractually obligated interest and principal payments and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery.

Through September 30, 2008, for securitized financial assets with contractual cash flows, including those subject to EITF Issue No. 99-20, the Company periodically updated its best estimate of cash flows over the life of the security. The Company's best estimate of cash flows used severe economic recession assumptions due to market uncertainty, similar to those the Company believed market participants would use. If the fair value of a securitized financial asset was less than its cost or amortized cost and there has been an adverse change in timing or amount of anticipated future cash flows since the last revised estimate, an other-than-temporary impairment charge was recognized. The Company also considered its intent and ability to retain a temporarily depressed security until recovery. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. Beginning in the fourth quarter of 2008, the Company implemented FSP No. EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20". Upon implementation, the Company continued to utilize the impairment process described above; however, rather than exclusively relying upon market participant assumptions management judgment was also used in assessing the probability that an adverse change in future cash flows has occurred.

Each quarter, during this analysis, the Company asserts its intent and ability to retain until recovery those securities judged to be temporarily impaired. Once identified, these securities are systematically restricted from trading unless approved by the committee. The committee will only authorize the sale of these securities based on predefined criteria that relate to events that could not have been reasonably foreseen at the time the committee rendered its judgment on the Company's intent and ability to retain such securities until recovery. Examples of the criteria include, but are not limited to, the deterioration in the issuer's creditworthiness, a change in regulatory requirements or a major business combination or major disposition.

MORTGAGE LOAN IMPAIRMENTS

Mortgage loans on real estate are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and the Company's share of either (a) the present value of the expected future cash flows discounted at the loan's original effective interest rate, (b) the loan's observable market price or (c) the fair value of the collateral. Changes in valuation allowances are recorded in net realized capital gains and losses.

NET REALIZED CAPITAL GAINS AND LOSSES

Net realized capital gains and losses from investment sales, after deducting the life and pension policyholders' share for certain products, are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in derivatives contracts (both free-standing and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes, and the change in value of derivatives in certain fair-value hedge relationships. Impairments are recognized as net realized capital losses when investment losses in value are deemed other-than-temporary. Recoveries of principal received by the Company in excess of expected realizable value from securities previously recorded as other-than-temporarily impaired are included in net realized capital gains. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.

NET INVESTMENT INCOME

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future principal repayments using the retrospective method; however, if these investments are impaired, any yield adjustments are made using the prospective method. Prepayment fees on fixed maturities and mortgage loans are recorded in net investment income when earned. For limited partnerships, the equity method of accounting is used to recognize the Company's share of earnings. For fixed maturities that have had an other-than-temporary impairment loss, the Company amortizes the new cost basis to par or to the estimated future value over the expected remaining life of the security by adjusting the security's yield.

Net investment income on equity securities held for trading includes dividend income and the changes in market value of the securities associated with the variable annuity products sold in the United Kingdom. The returns on these policyholder-directed investments inure to the benefit of the variable annuity policyholders but the underlying funds do not meet the criteria for separate account reporting as provided in SOP 03-1. Accordingly, these assets are reflected in the Company's general account and the returns credited to the policyholders are reflected in interest credited, a component of benefits, losses and loss adjustment expenses.

DERIVATIVE INSTRUMENTS

Overview

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards, futures and options through one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread including issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. For a further discussion of derivative instruments, see the Derivative Instruments section of Note 4.

The Company's derivative transactions are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.

Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities

Derivative instruments are recognized on the consolidated balance sheets at fair value. As of December 31, 2008 and 2007, approximately 95% and 89% of derivatives, respectively, based upon notional values, were priced by valuation models, which utilize independent market data, while the remaining 5% and 11%, respectively, were priced by broker quotations. The derivatives are valued using mid-market level inputs that are predominantly observable in the market place. Inputs used to value derivatives include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads, interest and equity volatility and equity index levels. The Company performs a monthly analysis on the derivative valuation which includes both quantitative and qualitative analysis. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, back testing recent trades, analyzing changes in the market environment and monitoring trading volume. This discussion on derivative pricing excludes the GMWB rider and associated reinsurance contracts as well as the embedded derivatives associated with the GMAB product, which are discussed in Note 3.

On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair-value" hedge), (2) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability ("cash-flow" hedge), (3) a foreign-currency fair-value or cash-flow hedge ("foreign-currency" hedge), (4) a hedge of a net investment in a foreign operation ("net investment" hedge) or (5) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks which do not qualify for hedge accounting.

Fair-Value Hedges

Changes in the fair value of a derivative that is designated and qualifies as a fair-value hedge, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic cash flows and accruals of income/expense ("periodic derivative net coupon settlements") are recorded in the line item of the consolidated statements of operations in which the cash flows of the hedged item are recorded.

Cash-Flow Hedges

Changes in the fair value of a derivative that is designated and qualifies as a cash-flow hedge are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the consolidated statements of operations in which the cash flows of the hedged item are recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of operations in which the cash flows of the hedged item are recorded.

Foreign-Currency Hedges

Changes in the fair value of derivatives that are designated and qualify as foreign-currency hedges are recorded in either current period earnings or AOCI, depending on whether the hedged transaction is a fair-value hedge or a cash-flow hedge, respectively. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of operations in which the cash flows of the hedged item are recorded.

Other Investment and/or Risk Management Activities

The Company's other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.

Hedge Documentation and Effectiveness Testing

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair-value, cash-flow, foreign-currency or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses both at the hedge's inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values or cash flows of hedged items. Hedge effectiveness is assessed using qualitative and quantitative methods. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Hedge ineffectiveness of the hedge relationships are measured each reporting period using the "Change in Variable Cash Flows Method", the "Change in Fair Value Method", the "Hypothetical Derivative Method", or the "Dollar Offset Method".

Discontinuance of Hedge Accounting

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative is dedesignated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair-value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings.

When hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.

In other situations in which hedge accounting is discontinued on a cash-flow hedge, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the variability of the cash flow of the hedged item.

Embedded Derivatives

The Company purchases and issues financial instruments and products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated balance sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.

Credit Risk

The Company's derivative counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness and typically requires credit enhancement/credit risk reducing agreements. Credit risk is measured as the amount owed to the Company based on current market conditions and potential payment obligations between the Company and its counterparties. For each legal entity of the Company's credit exposures are generally quantified daily, netted by counterparty and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds the contractual thresholds which do not exceed $10, except for reinsurance derivatives. The Company also minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties rated A2/A or better, which are monitored and evaluated by the Company's risk management team and reviewed by senior management. In addition, the compliance unit monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also maintains a policy of requiring that derivative contracts, other than exchange traded contracts, certain currency forward contracts, and certain embedded derivatives, be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty and permits right of offset.

Product Derivatives

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. The Company has also assumed, through reinsurance, from HLIKK GMIB, GMWB and GMAB. The fair value of the GMIB, GMWB and GMAB is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, best estimate assumptions and stochastic techniques under a variety of market return scenarios are used. Estimating these cash flows involves numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates. At each valuation date, the Company assumes expected returns based on risk-free rates as represented by the current LIBOR forward curve rates; market volatility assumptions for each underlying index based on a blend of observed market "implied volatility" data and annualized standard deviations of monthly returns using the most recent 20 years of observed market performance correlations of market returns across underlying indices based on actual observed market returns and relationships over the ten years preceding the valuation date; and current risk-free spot rates, as represented by the current LIBOR spot curve, to determine the present value of expected future cash flows produced in the stochastic projection process.

In valuing the embedded derivative, the Company attributes to the derivative a portion of the fees collected from the contract holder equal to the present value of future GMWB claims (the "Attributed Fees"). All changes in the fair value of the embedded GMWB derivative are recorded in net realized capital gains and losses. The excess of fees collected from the contract holder over the Attributed Fees are associated with the host variable annuity contract recorded in fee income.

The Company has reinsurance arrangements in place to transfer a portion of its risk of loss due to GMWB. These arrangements are recognized as derivatives and carried at fair value in reinsurance recoverables. Changes in the fair value of the reinsurance agreements are recorded in net realized capital gains and losses. See Note 3 for a complete discussion of GMWB reinsurance valuation.

SEPARATE ACCOUNTS

The Company maintains separate account assets, which are reported at fair value. Separate account liabilities are reported at amounts consistent with separate account assets. Separate accounts include contracts, wherein the policyholder assumes the investment risk. Separate account assets are segregated from other investments and investment income and gains and losses accrue directly to the policyholder.

DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS

The deferred policy acquisition costs asset and present value of future profits ("PVFP") intangible asset (hereafter, referred to collectively as "DAC") related to investment contracts and universal life-type contracts (including variable annuities) are amortized in the same way, over the estimated life of the contracts acquired using the retrospective deposit method. Under the retrospective deposit method, acquisition costs are amortized in proportion to the present value of estimated gross profits ("EGPs"). EGPs are also used to amortize other assets and liabilities on the Company's balance sheet, such as sales inducement assets and unearned revenue reserves ("URR"). Components of EGPs are used to determine reserves for guaranteed minimum death, income and universal life secondary guarantee benefits accounted for and collectively referred to as "SOP 03-1 reserves". At December 31, 2008 and 2007, the carrying value of the Company's DAC asset was $9.9 billion and $8.6 billion, respectively. At December 31, 2008, the sales inducement, unearned revenue reserves, and SOP 03-1 balances were $533 , $1.5 billion and $925 , respectively. At December 31, 2007, the sales inducement, unearned revenue reserves and SOP 03-1 reserves were $459 , $1.0 billion and $552 , respectively.

For most contracts, the Company estimates gross profits over a 20 year horizon as estimated profits emerging subsequent to that time-frame are immaterial. The Company uses other amortization bases for amortizing DAC, such as gross costs (net of reinsurance), as a replacement for EGPs when EGPs are expected to be negative for multiple years of the contract's life. Actual gross profits, in a given reporting period, that vary from management's initial estimates result in increases or decreases in the rate of amortization, commonly referred to as a "true-up", which are recorded in the current period. The true-up recorded for the years ended December 31, 2008, 2007 and 2006 was an increase (decrease) to amortization of $138, $(9) and $45, respectively.

Products sold in a particular year are aggregated into cohorts. Future gross profits for each cohort are projected over the estimated lives of the underlying contracts, and are, to a large extent, a function of future account value projections for variable annuity products and to a lesser extent for variable universal life products. The projection of future account values requires the use of certain assumptions. The assumptions considered to be important in the projection of future account value, and hence the EGPs, include separate account fund performance, which is impacted by separate account fund mix, less fees assessed against the contract holder's account balance, surrender and lapse rates, interest margin, mortality, and hedging costs. The assumptions are developed as part of an annual process and are dependent upon the Company's current best estimates of future events. The Company's current 20 year separate account return assumption is approximately 7.2%

(after fund fees, but before mortality and expense charges). The Company estimates gross profits using the mean of EGPs derived from a set of stochastic scenarios that have been calibrated to our estimated separate account return.

Estimating future gross profits is a complex process requiring considerable judgment and the forecasting of events well into the future. Given the current volatility in the capital markets and the evaluation of other factors, the Company will continually evaluate its separate account return estimation process and may change that process from time to time.

The Company plans to complete a comprehensive assumptions study and refine its estimate of future gross profits during the third quarter of each year. Upon completion of an assumption study, the Company revises its assumptions to reflect its current best estimate, thereby changing its estimate of projected account values and the related EGPs in the DAC, sales inducement and unearned revenue reserve amortization models as well as SOP 03-1 reserving models. The DAC asset, as well as the sales inducement asset, unearned revenue reserves and SOP 03-1 reserves are adjusted with an offsetting benefit or charge to income to reflect such changes in the period of the revision, a process known as an "Unlock". An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.

In addition to when a comprehensive assumption study is completed, revisions to best estimate assumptions used to estimate future gross profits are necessary when the EGPs in the Company's models fall outside of an independently determined reasonable range of EGPs. The Company performs a quantitative process each quarter to determine the reasonable range of EGPs. This process involves the use of internally developed models, which run a large number of stochastically determined scenarios of separate account fund performance. Incorporated in each scenario are assumptions with respect to lapse rates, mortality and expenses, based on the Company's most recent assumption study. These scenarios are run for the Company's individual variable annuity businesses, the Company's Retirement Plans businesses, and for the Company's individual variable universal life business and are used to calculate statistically significant ranges of reasonable EGPs. The statistical ranges produced from the stochastic scenarios are compared to the present value of EGPs used in the Company's models. If EGPs used in the Company's models fall outside of the statistical ranges of reasonable EGPs, an "Unlock" would be necessary. If EGPs used in the Company's models fall inside of the statistical ranges of reasonable EGPs, the Company will not solely rely on the results of the quantitative analysis to determine the necessity of an Unlock. In addition, the Company considers, on a quarterly basis, other qualitative factors such as product, regulatory and policyholder behavior trends and may also revise EGPs if those trends are expected to be significant and were not or could not be included in the statistically significant ranges of reasonable EGPs. As of December 31, 2008, the EGPs used in the Company's models fell within the statistical ranges of reasonable EGPs. As a result of this statistical test and review of qualitative factors, the Company did not "Unlock" the EGPs used in the Company's models during the fourth quarter of 2008.

Unlock and Results

As described above, as of September 30 2008, the Company completed a comprehensive study of assumptions underlying EGPs, resulting in an Unlock. The study covered all assumptions, including mortality, lapses, expenses, interest rate spreads, hedging costs, and separate account values, in substantially all product lines. The new best estimate assumptions were applied to the current policy related in-force or account returns to project future gross profits. The after-tax impact on the Company's assets and liabilities as a result of the Unlock during the third quarter of 2008 was as follows:

                                                      UNEARNED           DEATH AND
                                     DAC AND           REVENUE        INCOME BENEFIT
                                      PVFP            RESERVES         RESERVES (1)
---------------------------------------------------------------------------------------
SEGMENT AFTER-TAX (CHARGE)
 BENEFIT
Retail                                 $(648)             $18               $(75)
Individual Life                          (29)             (12)                (3)
Retirement Plans                         (49)              --                 --
                                     -------            -----              -----
                         TOTAL         $(726)              $6               $(78)
                                     -------            -----              -----

                                      SALES
                                   INDUCEMENT
                                     ASSETS            TOTAL (2)
------------------------------  ------------------------------------
SEGMENT AFTER-TAX (CHARGE)
 BENEFIT
Retail                                 $(27)              $(732)
Individual Life                          --                 (44)
Retirement Plans                         --                 (49)
                                      -----             -------
                         TOTAL         $(27)              $(825)
                                      -----             -------

(1) As a result of the Unlock, death benefit reserves, in Retail, increased $389, pre-tax, offset by an increase of $273, pre-tax, in reinsurance recoverables.

(2) The following were the most significant contributors to the Unlock amounts recorded during the third quarter of 2008:

       - Actual separate account returns from the period ending July 31, 2007 to September 30, 2008 were significantly below our aggregated estimated return

       - The Company reduced its 20 year projected separate account return assumption from 7.8% to 7.2% in the U.S.

       - In Retirement Plans, the Company reduced its estimate of future fees as plans meet contractual size limits("breakpoints") causing a lower fee schedule to apply and the Company increased its assumption for future deposits by existing plan participants.

The after-tax impact on the Company's assets and liabilities as a result of the Unlock during the third quarter of 2007 was as follows:

                                                     UNEARNED           DEATH AND
                                    DAC AND           REVENUE         INCOME BENEFIT
                                      PVFP           RESERVES          RESERVES (1)
---------------------------------------------------------------------------------------
SEGMENT AFTER-TAX (CHARGE)
 BENEFIT
Retail                                 $180              $(5)               $(4)
Individual Life                          24               (8)                --
Retirement Plans                         (9)              --                 --
Institutional                             1               --                 --
                                     ------            -----               ----
                         TOTAL         $196             $(13)               $(4)
                                     ------            -----               ----

                                     SALES
                                   INDUCEMENT
                                     ASSETS          TOTAL (2)
------------------------------  ----------------------------------
SEGMENT AFTER-TAX (CHARGE)
 BENEFIT
Retail                                  $9               $180
Individual Life                         --                 16
Retirement Plans                        --                 (9)
Institutional                           --                  1
                                      ----             ------
                         TOTAL          $9               $188
                                      ----             ------

(1) As a result of the Unlock, death benefit reserves, in Retail, decreased $4, pre-tax, offset by a decrease of $10, pre-tax, in reinsurance recoverables.

(2) The following were the most significant contributors to the Unlock amounts recorded during the third quarter of 2007:

       - Actual separate account returns were above our aggregated estimated return.

       - During the third quarter of 2007, the Company estimated gross profits using the mean of EGPs derived from a set of stochastic scenarios that have been calibrated to our estimated separate account return as compared to prior year where we used a single deterministic estimation. The impact of this change in estimation was a benefit of $20, after-tax, for U.S. variable annuities.

       - As part of its continual enhancement to its assumption setting processes and in connection with its assumption study, the Company included dynamic lapse behavior assumptions. Dynamic lapses reflect that lapse behavior will be different depending upon market movements. The impact of this assumption change along with other base lapse rate changes was an approximate benefit of $40, after-tax, for U.S. variable annuities.

An "Unlock" only revises EGPs to reflect current best estimate assumptions. With or without an Unlock, and even after an Unlock occurs, the Company must also test the aggregate recoverability of the DAC and sales inducement assets by comparing the existing DAC balance to the present value of future EGPs. In addition, the Company routinely stress tests its DAC and sales inducement assets for recoverability against severe declines in its separate account assets, which could occur if the equity markets experienced a significant sell-off, as the majority of policyholders' funds in the separate accounts is invested in the equity market. As of December 31, 2008, the Company believed U.S. individual variable annuity EGPs could fall, through a combination of negative market returns, lapses and mortality, by at least 6 % before portions of its DAC and sales inducement assets would be unrecoverable.

RESERVE FOR FUTURE POLICY BENEFITS AND UNPAID LOSSES AND LOSS ADJUSTMENT
EXPENSES

Liabilities for the Company's group life and disability contracts as well its individual term life insurance policies include amounts for unpaid losses and future policy benefits. Liabilities for unpaid losses include estimates of amounts to fully settle known reported claims as well as claims related to insured events that the Company estimates have been incurred but have not yet been reported. Liabilities for future policy benefits are calculated by the net level premium method using interest, withdrawal and mortality assumptions appropriate at the time the policies were issued. The methods used in determining the liability for unpaid losses and future policy benefits are standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company's earned investment yield and the morbidity/mortality tables used are standard industry tables modified to reflect the Company's actual experience when appropriate. In particular, for the Company's group disability known claim reserves, the morbidity table for the early durations of claim is based exclusively on the Company's experience, incorporating factors such as gender, elimination period and diagnosis. These reserves are computed such that they are expected to meet the Company's future policy obligations. Future policy benefits are computed at amounts that, with additions from estimated premiums to be received and with interest on such reserves compounded annually at certain assumed rates, are expected to be sufficient to meet the Company's policy obligations at their maturities or in the event of an insured's death. Changes in or deviations from the assumptions used for mortality, morbidity, expected future premiums and interest can significantly affect the Company's reserve levels and related future operations and, as such, provisions for adverse deviation are built into the long-tailed liability assumptions.

Certain contracts classified as universal life-type may also include additional death or other insurance benefit features, such as guaranteed minimum death benefits offered with variable annuity contracts or no lapse guarantees offered with universal life insurance contracts. An additional liability is established for these benefits by estimating the expected present value of the benefits in excess of the projected account value in proportion to the present value of total expected assessments. Excess benefits are accrued as a liability as actual assessments are recorded. Determination of the expected value of excess benefits and assessments are based on a range of scenarios and assumptions including those related to market rates of return and volatility, contract surrender rates and mortality experience. Revisions to assumptions are made consistent with the Company's process for a DAC unlock. See Life Deferred Policy Acquisition Costs and Present value of Future Benefits in this Note.

OTHER POLICYHOLDER FUNDS AND BENEFITS PAYABLE

The Company has classified its fixed and variable annuities, 401(k), certain governmental annuities, private placement life insurance ("PPLI"), variable universal life insurance, universal life insurance and interest sensitive whole life insurance as universal life-type contracts. The liability for universal life-type contracts is equal to the balance that accrues to the benefit of the policyholders as of the financial statement date (commonly referred to as the account value), including credited interest, amounts that have been assessed to compensate the Company for services to be performed over future periods, and any amounts previously assessed against policyholders that are refundable on termination of the contract.

The Company has classified its institutional and governmental products, without life contingencies, including funding agreements, certain structured settlements and guaranteed investment contracts, as investment contracts. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals and amounts assessed through the financial statement date. Contract holder funds include funding agreements held by Variable Interest Entities issuing medium-term notes.

REVENUE RECOGNITION

For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders' account balances and are recognized in the period in which services are provided. For the Company's traditional life and group disability products premiums are recognized as revenue when due from policyholders.

FOREIGN CURRENCY TRANSLATION

Foreign currency translation gains and losses are reflected in stockholders' equity as a component of accumulated other comprehensive income. The Company's foreign subsidiaries' balance sheet accounts are translated at the exchange rates in effect at each year end and income statement accounts are translated at the average rates of exchange prevailing during the year. The national currencies of the international operations are generally their functional currencies.

DIVIDENDS TO POLICYHOLDERS

Policyholder dividends are paid to certain policies, which are referred to as participating policies. Such dividends are accrued using an estimate of the amount to be paid based on underlying contractual obligations under policies and applicable state laws.

Participating life insurance in-force accounted for 7%, 7% and 3% as of December 31, 2008, 2007 and 2006, respectively, of total life insurance in-force. Dividends to policyholders were $13, $11 and $22 for the years ended December 31, 2008, 2007 and 2006, respectively. There were no additional amounts of income allocated to participating policyholders. If limitations exist on the amount of net income from participating life insurance contracts that may be distributed to stockholder's, the policyholder's share of net income on those contracts that cannot be distributed is excluded from stockholder's equity by a charge to operations and a credit to a liability.

MUTUAL FUNDS

The Company maintains a retail mutual fund operation, whereby the Company, through wholly-owned subsidiaries, provides investment management and administrative services to The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc ("The mutual funds"), families of 62 mutual funds and 1 closed end fund. The Company charges fees to the shareholders of the mutual funds, which are recorded as revenue by the Company. Investors can purchase "shares" in the mutual funds, all of which are registered with the Securities and Exchange Commission ("SEC"), in accordance with the Investment Company Act of 1940.

The mutual funds are owned by the shareholders of those funds and not by the Company. As such, the mutual fund assets and liabilities and related investment returns are not reflected in the Company's consolidated financial statements since they are not assets, liabilities and operations of the Company.

REINSURANCE

Through both facultative and treaty reinsurance agreements, the Company cedes a share of the risks it has underwritten to other insurance companies. Assumed reinsurance refers to the Company's acceptance of certain insurance risks that other insurance companies have underwritten.

Reinsurance accounting is followed for ceded and assumed transactions when the risk transfer provisions of SFAS 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Earned premiums and incurred losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance contracts. Reinsurance recoverables include balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of an allowance for uncollectible reinsurance.

GOODWILL

Goodwill represents the excess of costs over the fair value of net assets acquired. Goodwill is not amortized but is reviewed for impairment at least annually or more frequently if events occur or circumstances change that would indicate that a triggering event, as defined in SFAS 142, "Goodwill and Other Intangible Assets" (SFAS 142), has occurred. The goodwill impairment test follows a two step process as defined in SFAS 142. In the first step, the fair value of a reporting unit is compared to its carrying value. If the carrying value of a reporting unit exceeds its fair value, the second step of the impairment test is performed for purposes of measuring the impairment. In the second step, the fair value of the reporting unit is allocated to all of the assets and liabilities of the reporting unit to determine an implied goodwill value. This allocation is similar to a purchase price allocation performed in purchase accounting. If the carrying amount of the reporting unit goodwill exceeds the implied goodwill value, an impairment loss shall be recognized in an amount equal to that excess.

INCOME TAXES

The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. See Note 11 for a further discussion of the account for income taxes.

CONTINGENCIES

Management follows the requirements of SFAS No. 5 "Accounting for Contingencies." This statement requires management to evaluate each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at the "best estimate", or, if no one number within the range of possible losses is more probable then any other, the Company records an estimated reserve of the low end of the range of losses.

2. SEGMENT INFORMATION

The Company has three groups comprised of four reporting segments: The Retail Products Group ("Retail") and Individual Life segments makes up the Individual Markets Group. The Retirement Plans segment represents the Employer Market Group and the Institutional Solutions Group ("Institutional") make up its own group. In 2007, the Company changed its reporting for realized gains and losses, as well as credit risk charges previously allocated between Other and each of the reporting segments. All segment data for prior reporting periods have been adjusted to reflect the current segment reporting.

Retail offers individual variable and fixed market value adjusted ("MVA") annuities and retail mutual funds, 529 college savings plans, Canadian and offshore investment products.

Retirement Plans provides products and services to corporations pursuant to
Section 401(k) and products and services to municipalities and not-for-profit organizations under Section 457 and 403(b) of the IRS code. Retirement Plans also offers mutual funds to institutional investors.

Institutional provides customized investment, insurance, and income solutions to select markets. Products include stable value contracts, institutional annuities (primarily terminal funding cases), variable Private Placement Life Insurance ("PPLI") owned by corporations and high net worth individuals, and mutual funds owned by institutional investors. Furthermore, Institutional offers individual products including structured settlements, single premium immediate annuities, and longevity assurance.

Individual Life sells a variety of life insurance products, including variable universal life, universal life, interest sensitive whole life and term life.

The Company includes in an Other category its leveraged PPLI product line of business; corporate items not directly allocated to any of its reporting segments; intersegment eliminations, GMIB, GMDB, GMWB, and GMAB reinsurance assumed from Hartford Life Insurance KK ("HLIKK"), a related party and subsidiary of Hartford Life, certain group benefit products, including group life and group disability insurance that is directly written by the Company and for which nearly half is ceded to its parent, HLA, as well as operations in the U.K. and a 50% owned joint venture in Brazil. The Company's European operation, Hartford Life Limited, began selling unit-linked investment bonds and pension products in the United Kingdom in April 2005. Unit-linked bonds and pension products are similar to variable annuities marketed in the United States and Japan, and are distributed through independent financial advisors. Hartford Life Limited established its operations in Dublin, Ireland with a branch office in London to help market and service its business in the United Kingdom. . The Brazil joint venture operates under the name Icatu-Hartford and distributes pension, life insurance and other insurance and savings products through broker-dealer organizations and various partnerships.

The accounting policies of the reportable operating segments are the same as those described in the summary of significant accounting policies in Note 1. The Company evaluates performance of its segments based on revenues, net income and the segment's return on allocated capital. Each operating segment is allocated corporate surplus as needed to support its business.

The following tables represent summarized financial information concerning the Company's segments.

                                                                       FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                                2008           2007           2006
---------------------------------------------------------------------------------------------------------
REVENUES BY PRODUCT LINE
REVENUES
LIFE
 Earned premiums, fees, and other considerations
RETAIL
 Individual annuity:
 Individual variable annuity                                    $1,943         $2,225         $1,957
 Fixed / MVA Annuity                                                (5)             1              3
 Other                                                               3             --             --
 Retail mutual funds                                               736            751            580
                                                              --------       --------       --------
                                                TOTAL RETAIL     2,677          2,977          2,540
INDIVIDUAL LIFE
 Total Individual Life                                             792            771            790
 Total Individual Markets Group                                  3,469          3,748          3,330
RETIREMENT PLANS
 401(k)                                                            290            187            160
 403(b)/457                                                         48             55             52
                                                              --------       --------       --------
                                      TOTAL RETIREMENT PLANS       338            242            212
INSTITUTIONAL
 IIP                                                               929          1,018            630
 PPLI                                                              118            224            103
                                                              --------       --------       --------
                                         TOTAL INSTITUTIONAL     1,047          1,242            733
OTHER                                                              285            221            153
                                                              --------       --------       --------
         TOTAL LIFE PREMIUMS, FEES, AND OTHER CONSIDERATIONS     5,139          5,453          4,428
                                                              --------       --------       --------
 Net investment income                                           2,342          3,057          2,768
 Net realized capital losses                                    (5,763)          (934)          (298)
                                                              --------       --------       --------
                                                  TOTAL LIFE     1,718          7,576          6,898
                                                              --------       --------       --------

                                                                        FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                                2008            2007           2006
----------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)
 Retail                                                          (1,248)          $809           $526
 Individual Life                                                    (47)           175            143
 Retirement Plans                                                  (157)            61            101
 Institutional                                                     (504)            12             72
 Other                                                           (1,598)          (171)            31
                                                              ---------       --------       --------
                                            TOTAL NET INCOME   $ (3,554)         $ 886          $ 873
                                                              ---------       --------       --------
NET INVESTMENT INCOME
 Retail                                                             755           $810           $834
 Individual Life                                                    308            331            293
 Retirement Plans                                                   342            355            326
 Institutional                                                      988          1,227            987
 Other                                                              (51)           334            328
                                                              ---------       --------       --------
                                 TOTAL NET INVESTMENT INCOME    $ 2,342        $ 3,057        $ 2,768
                                                              ---------       --------       --------
AMORTIZATION OF DEFERRED POLICY ACQUISITION AND PRESENT
 VALUE OF FUTURE PROFITS
 Retail                                                           1,347           $404           $977
 Individual Life                                                    166            117            235
 Retirement Plans                                                    91             58             (4)
 Institutional                                                       19             23             32
 Other                                                               (3)             3             (1)
                                                              ---------       --------       --------
                                   TOTAL AMORTIZATION OF DAC    $ 1,620          $ 605        $ 1,239
                                                              ---------       --------       --------
INCOME TAX EXPENSE (BENEFIT)
 Retail                                                            (894)          $213            $24
 Individual Life                                                    (36)            85             64
 Retirement Plans                                                  (132)            18             39
 Institutional                                                     (283)            (2)            28
 Other                                                             (836)           (59)            25
                                                              ---------       --------       --------
                                    TOTAL INCOME TAX EXPENSE   $ (2,181)         $ 255          $ 180
                                                              ---------       --------       --------

                                                                      DECEMBER 31,
                                                                 2008              2007
-------------------------------------------------------------------------------------------
ASSETS
 Retail                                                           $97,453          $136,604
 Individual Life                                                   13,347            15,277
 Retirement Plans                                                  22,668            28,162
 Institutional                                                     59,638            77,988
 Other                                                             14,753            11,331
                                                              -----------       -----------
                                                TOTAL ASSETS    $ 207,859         $ 269,362
                                                              -----------       -----------
DAC
 Retail                                                            $5,802            $5,317
 Individual Life                                                    3,000             2,411
 Retirement Plans                                                     877               658
 Institutional                                                        156               143
 Other                                                                109                72
                                                              -----------       -----------
                                                   TOTAL DAC       $9,944           $ 8,601
                                                              -----------       -----------
RESERVE FOR FUTURE POLICY BENEFITS
 Retail                                                            $1,337              $945
 Individual Life                                                      726               685
 Retirement Plans                                                     313               333
 Institutional                                                      7,467             6,657
 Other                                                                759               822
                                                              -----------       -----------
                    TOTAL RESERVE FOR FUTURE POLICY BENEFITS      $10,602           $ 9,442
                                                              -----------       -----------
OTHER POLICYHOLDER FUNDS
 Retail                                                           $22,122           $15,391
 Individual Life                                                    5,553             5,210
 Retirement Plans                                                   6,437             5,591
 Institutional                                                     11,249            12,455
 Other                                                              8,899             4,966
                                                              -----------       -----------
                              TOTAL OTHER POLICYHOLDER FUNDS     $ 54,260          $ 43,613
                                                              -----------       -----------

3. FAIR VALUE MEASUREMENTS

The following financial instruments are carried at fair value in the Company's consolidated financial statements: fixed maturities, equity securities, short term investments, freestanding and embedded derivatives, and separate account assets. These fair value disclosures include information regarding the valuation of the Company's guaranteed benefits products and the impact of the adoption of SFAS 157, followed by the fair value measurement and disclosure requirements of SFAS 157.

ACCOUNTING FOR GUARANTEED BENEFITS OFFERED WITH VARIABLE ANNUITIES

Many of the variable annuity contracts issued or reinsured by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits. Those benefits are accounted for under SFAS 133 or AICPA Statement of Position No. 03-1 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). Guaranteed minimum benefits and reinsurance of guaranteed minimum benefits often meet the definition of an embedded derivative under SFAS 133 as they have notional amounts (the guaranteed balance) and underlyings (the investment fund options), they require no initial net investment and they have terms that require or permit net settlement. However, certain guaranteed minimum benefits settle only upon a single insurable event, such as death (guaranteed minimum death benefits or "GMDB") or living (life contingent portion of guaranteed minimum withdrawal benefits or "GMWB"), and as such are outside of the scope of SFAS 133 under the "insurance contract exception". Guaranteed minimum benefits that are outside of the scope of SFAS 133 or do not meet the net settlement requirements of SFAS 133 are accounted for as insurance benefits under SOP 03-1.

Guaranteed Benefits Accounted for at Fair Value Prior to SFAS 157

The non-life contingent portion of GMWBs issued by the Company meet the definition of an embedded derivative under SFAS 133, and as such are recorded at fair value with changes in fair value recorded in net realized capital gains (losses) in net income. In bifurcating the embedded derivative, the Company attributes to the derivative a portion of total fees, in basis points, to be collected from the contract holder (the "Attributed Fees"). Attributed Fees are set equal to the present value of future claims, in basis points, (excluding margins for risk) expected to be paid for the guaranteed living benefit embedded derivative at the inception of the contract. The excess of total fees collected from the contract holder over the Attributed Fees are associated with the host variable annuity contract and are recorded in fee income. In subsequent valuations, both the present value of future claims expected to be paid and the present value of Attributed Fees expected to be collected are revalued based on current market conditions and policyholder behavior assumptions. The difference between each of the two components represents the fair value of the embedded derivative.

GMWBs provide the policyholder with a guaranteed remaining balance ("GRB") if the account value is reduced to a contractually specified minimum level, through a combination of market declines and withdrawals. The GRB is generally equal to premiums less withdrawals. If the GRB exceeds the account value for any policy, the contract is "in-the-money" by the difference between the GRB and the account value.

A GMWB contract is 'in the money' if the contract holder's guaranteed remaining benefit becomes greater than the account value. As of December 31, 2008 and December 31, 2007, 88% and 19%, respectively, of all unreinsured U.S. GMWB 'in-force' contracts were 'in the money'. For contracts that were 'in the money' the Company's exposure to the guaranteed remaining benefit, after reinsurance, as of December 31, 2008 and December 31, 2007, was $ 7.4 billion and $139, respectively. However, the only ways the GMWB contract holder can monetize the excess of the GRB over the account value of the contract is upon death or if their account value is reduced to a contractually specified minimum level, through a combination of a series of withdrawals that do not exceed a specific percentage of the premiums paid per year and market declines. If the account value is reduced to the contractually specified minimum level, the contract holder will receive an annuity equal to the remaining GRB and for the Company's "life-time" GMWB products payments can continue beyond the GRB. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis and the ultimate lifetime GMWB payments can exceed the GRB, the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than $ 7.4 billion. Significant declines in equity markets since December 31, 2008 have significantly increased our exposure to these guarantees.

Certain GMWBs, GMIBs and guaranteed minimum accumulation benefits ("GMAB") reinsured by the Company meet the definition a freestanding derivative, even though in-form they are reinsurance. Accordingly, the following GMWB, GMIB and GMAB reinsurance agreements are recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in net realized capital gains (losses) in net income:

- REINSURED GMIB: Effective July 31, 2006, a subsidiary of the Company, Hartford Life and Annuity Insurance Company ("HLAI"), entered into a reinsurance agreement with Hartford Life, Insurance KK ("HLIKK"), a wholly owned Japanese subsidiary of Hartford Life, Inc. ("Hartford Life"). Through this agreement, HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force, as of July 31, 2006, and prospective GMIB riders issued by HLIKK on its variable annuity business except for policies and GMIB riders issued prior to April 1, 2005. The agreement also includes GMDB on covered contracts that have an associated GMIB rider. The GMDB portion of the rider is accounted for under SOP 03-1.

- REINSURED GMAB: Effective September 30, 2007, HLAI entered into another reinsurance agreement where HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMAB riders issued by HLIKK on certain of its variable annuity business. The GMAB provides the policyholder with the GRB if the account value is less than premiums after an accumulation period, generally 10 years, and if the account value has not dropped below 80% of the initial deposit, at which point a GMIB must either be exercised or the policyholder can elect to surrender 80% of the initial deposit without a surrender charge. The GRB is generally equal to premiums less surrenders. During the fourth quarter of 2008, nearly all contractholder account values had dropped below 80% of the initial deposit, at which point the GMIB was exercised.

- REINSURED GMWB: Effective February 29, 2008, HLAI entered into a reinsurance agreement where HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMWB riders issued by HLIKK on certain variable annuity business.

The contracts underlying the GMWB, GMIB and GMAB reinsurance contracts are 'in the money' if the contract holder's GRB is greater than the account value. For contracts that were 'in the money' the Company's exposure related to GMWB, GMIB and GMAB, as of December 31, 2008 and December 31, 2007, was $4.2 billion and $130, respectively. However, for GMIB's, the only way the contract holder can monetize the excess of the GRB over the account value of the contract is upon annuitization and the amount to be paid by the Company will either be in the form of a lump sum, or over the annuity period for certain GMIB's or over the annuity period only for other GMIB's. For GMAB's the only way that the contract holder can monetize the excess of the GRB over the account value of the contract is through a lump sum payment after a ten year waiting period. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis, the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than $4.2 billion. Significant declines in equity markets since December 31, 2008 have significantly increased our exposure to these guarantees.

Due to the significance of the non-observable inputs associated with pricing the reinsurance of the GMWB, GMIB and GMAB products that are free standing derivatives, the initial difference between the transaction price and the modeled value was recorded in additional paid-in capital because the reinsurance arrangements are between entities that are under common control of The Hartford Financial Services Group, Inc. ("The Hartford").

Derivatives That Hedge Capital Markets Risk for Guaranteed Minimum Benefits Accounted for as Derivatives

Changes in capital markets or policyholder behavior may increase or decrease the Company's exposure to benefits under the guarantees. The Company uses derivative transactions, including GMWB reinsurance (described below) which meets the definition of a derivative under SFAS 133 and customized derivative transactions, to mitigate some of that exposure. Derivatives are recorded at fair value with changes in fair value recorded in net realized capital gains (losses) in net income.

GMWB Reinsurance

The Company has entered into reinsurance arrangements to offset a portion of its exposure to the GMWB for the remaining lives of covered contracts. Reinsurance contracts covering GMWB are considered freestanding derivatives that are recorded at fair value, with changes in fair value recorded in net realized gains/losses in net income.

Customized Derivatives

The Company has entered into customized swap contracts to hedge certain risk components for the remaining term of certain blocks of non-reinsured U.S. GMWB riders. These customized derivative contracts provide protection from capital markets risks based on policyholder behavior assumptions specified by the Company at the inception of the derivative transactions. Due to the significance of the non-observable inputs associated with pricing swap contracts entered into in 2007, the initial difference between the transaction price and modeled value of $51 was deferred in accordance with EITF 02-3 and included in other assets in the condensed consolidated balance sheets. The swap contract entered into in 2008 resulted in a loss at inception of approximately $20 before the effects of DAC amortization and income taxes, as market values on similar instruments were lower than the transaction price.

Other Derivative Instruments

The Company uses other hedging instruments to hedge its unreinsured GMWB exposure. These instruments include interest rate futures and swaps, variance swaps, S&P 500 and NASDAQ index put options and futures contracts. The Company also uses EAFE Index swaps to hedge GMWB exposure to international equity markets. The Company also utilizes option contracts as well as futures contracts to partially economically hedge the statutory reserve impact of equity risk arising primarily from GMDB and GMWB obligations against a decline in the equity markets.

ADOPTION OF SFAS 157 FOR GUARANTEED BENEFITS OFFERED WITH VARIABLE ANNUITIES THAT ARE REQUIRED TO BE FAIR VALUED

Fair values for GMWB embedded derivatives, reinsured GMWB, GMIB and GMAB freestanding derivatives, reinsurance of GMWB and customized derivatives that hedge certain equity markets exposure for GMWB contracts are calculated based upon internally developed models because active, observable markets do not exist for those items. Below is a description of the Company's fair value methodologies for guaranteed benefit liabilities, the related reinsurance and customized derivatives, all accounted for under SFAS 133, prior to the adoption of SFAS 157 and subsequent to adoption of SFAS 157.

Pre-SFAS 157 Fair Value

Prior to January 1, 2008, the Company used the guidance prescribed in SFAS 133 and other related accounting literature on fair value which represented the amount for which a financial instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties. However, under that accounting literature, when an estimate of fair value was made for liabilities where no market observable transactions existed for that liability or similar liabilities, market risk margins were only included in the valuation if the margin was identifiable, measurable and significant. If a reliable estimate of market risk margins was not obtainable, the present value of expected future cash flows under a risk neutral framework, discounted at the risk free rate of interest, was the best available estimate of fair value in the circumstances ("Pre-SFAS 157 Fair Value").

The Pre-SFAS 157 Fair Value was calculated based on actuarial and capital market assumptions related to projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior such as lapses, fund selection, resets and withdrawal utilization (for the customized derivatives, policyholder behavior is prescribed in the derivative contract). Because of the dynamic and complex nature of these cash flows, best estimate assumptions and a Monte Carlo stochastic process involving the generation of thousands of scenarios that assume risk neutral returns consistent with swap rates and a blend of observable implied index volatility levels were used. Estimating these cash flows involved numerous estimates and subjective judgments including those regarding expected markets rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior. At each valuation date, the Company assumed expected returns based on:

-   risk-free rates as represented by the current LIBOR forward curve rates;

- forward market volatility assumptions for each underlying index based primarily on a blend of observed market "implied volatility" data;

- correlations of market returns across underlying indices based on actual observed market returns and relationships over the ten years preceding the valuation date;

-   three years of history for fund regression; and

- current risk-free spot rates as represented by the current LIBOR spot curve to determine the present value of expected future cash flows produced in the stochastic projection process.

As many guaranteed benefit obligations are relatively new in the marketplace, actual policyholder behavior experience is limited. As a result, estimates of future policyholder behavior are subjective and based on analogous internal and external data. As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions for this component of the fair value model.

Fair Value Under SFAS 157

The Company's SFAS 157 fair value is calculated as an aggregation of the following components: Pre-SFAS 157 Fair Value; Actively-Managed Volatility Adjustment; Credit Standing Adjustment; Market Illiquidity Premium and Behavior Risk Margin. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants, including reinsurance discussions and transactions. The Company believes the aggregation of each of these components, as necessary and as reconciled or calibrated to the market information available to the Company, results in an amount that the Company would be required to transfer, for a liability or receive for an asset, to market participants in an active liquid market, if one existed, for those market participants to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives required to be fair valued. The SFAS 157 fair value is likely to materially diverge from the ultimate settlement of the liability as the Company believes settlement will be based on our best estimate assumptions rather than those best estimate assumptions plus risk margins. In the absence of any transfer of the guaranteed benefit liability to a third party, the release of risk margins is likely to be reflected as realized gains in future periods' net income. Each of the components described below are unobservable in the market place and require subjectivity by the Company in determining their value.

- ACTIVELY-MANAGED VOLATILITY ADJUSTMENT. This component incorporates the basis differential between the observable index implied volatilities used to calculate the Pre-SFAS 157 component and the actively-managed funds underlying the variable annuity product. The Actively-Managed Volatility Adjustment is calculated using historical fund and weighted index volatilities.

- CREDIT STANDING ADJUSTMENT. This component makes an adjustment that market participants would make to reflect the risk that guaranteed benefit obligations or the GMWB reinsurance recoverables will not be fulfilled ("nonperformance risk"). SFAS 157 explicitly requires nonperformance risk to be reflected in fair value. The Company calculates the Credit Standing Adjustment by using default rates provided by rating agencies, adjusted for market recoverability, reflecting the long-term nature of living benefit obligations and the priority of payment on these obligations versus long-term debt.

- MARKET ILLIQUIDITY PREMIUM. This component makes an adjustment that market participants would require to reflect that guaranteed benefit obligations are illiquid and have no market observable exit prices in the capital markets.

- BEHAVIOR RISK MARGIN. This component adds a margin that market participants would require for the risk that the Company's assumptions about policyholder behavior used in the Pre-SFAS 157 model could differ from actual experience. The Behavior Risk Margin is calculated by taking the difference between adverse policyholder behavior assumptions and the best estimate assumptions used in the Pre-SFAS 157 model using interest rate and volatility assumptions that the Company believes market participants would use in developing risk margins.

SFAS 157 Transition

The Company applied the provisions of SFAS 157 prospectively to financial instruments that are recorded at fair value including guaranteed living benefits that are required to be fair valued. The Company also applied the provisions of SFAS 157 using limited retrospective application (i.e., cumulative effect adjustment through opening retained earnings) to certain customized derivatives historically measured at fair value in accordance with EITF 02-3.

The impact on January 1, 2008 of adopting SFAS 157 for guaranteed benefits accounted for under SFAS 133 and the related reinsurance, was a reduction to net income of $311, after the effects of DAC amortization and income taxes.

Moreover, the adoption of SFAS 157 has resulted in lower variable annuity fee income for new business issued in 2008 as Attributed Fees have increased consistent with incorporating additional risk margins and other indicia of "exit value" in the valuation of the embedded derivative. The level of Attributed Fees for new business each quarter also depends on the level of equity index volatility, as well as other factors, including interest rates. As equity index volatility has risen, interest rates have declined, and the Company adopted SFAS 157, the fees ascribed to the new business cohorts issued in 2008 have risen to levels above the rider fee for most products. The extent of any excess of Attributed Fee over rider fee will vary by product.

The Company also recognized a decrease in opening retained earnings of $51 in relation to the loss deferred in accordance with EITF 02-3 on customized derivatives purchased in 2007, and used to hedge a portion of the U.S. GMWB risk. In addition, the change in value of the customized derivatives due to the initial adoption of SFAS 157 of $41 was recorded as an increase in opening retained earnings with subsequent changes in fair value recorded in net realized capital gains (losses) in net income. After amortization of DAC and the effect of income taxes, the impact on opening retained earnings is a decrease of $3.

The Company's adoption of SFAS 157 did not materially impact the fair values of other financial instruments, including, but not limited to, other derivative instruments used to hedge guaranteed minimum benefits.

The SFAS 157 transition amounts, before the effects of DAC amortization and income taxes, as of January 1, 2008 are shown below by type of guaranteed benefit liability and derivative asset.

                                                                                                              TRANSITION
                                                                 SFAS 157           PRE-SFAS 157            ADJUSTMENT GAIN
                                                                FAIR VALUE           FAIR VALUE                 (LOSS)
                                                             ASSET (LIABILITY)    ASSET (LIABILITY)      [BEFORE DAC AND TAX]
---------------------------------------------------------------------------------------------------------------------------------
GUARANTEED BENEFITS
U.S. GUARANTEED MINIMUM WITHDRAWAL BENEFITS                        $(1,114)              $(553)                   $(561)
NON-LIFE CONTINGENT PORTION OF "FOR LIFE" GUARANTEED
 MINIMUM WITHDRAWAL BENEFITS
 U.S. Riders                                                          (319)               (154)                    (165)
 International Riders                                                  (17)                 (7)                     (10)
                                                                 ---------             -------                  -------
                                                     TOTAL            (336)               (161)                    (175)
                                                                 ---------             -------                  -------
REINSURED GUARANTEED LIVING BENEFITS
 Guaranteed Minimum Income Benefits                                   (220)                (72)                    (148)
 Guaranteed Minimum Accumulation Benefits                              (22)                  2                      (24)
                                                                 ---------             -------                  -------
                                                     TOTAL            (242)                (70)                    (172)
                                                                 ---------             -------                  -------
                                 TOTAL GUARANTEED BENEFITS          (1,692)               (784)                    (908)
                                                                 ---------             -------                  -------
GMWB REINSURANCE                                                       238                 128                      110
                                                                 ---------             -------                  -------
                                                     TOTAL         $(1,454)              $(656)                   $(798)
                                                                 ---------             -------                  -------

The transition adjustment as of January 1, 2008 was comprised of the following amounts by transition component:

                                                              TRANSITION
                                                              ADJUSTMENT
                                                              GAIN (LOSS)
                                                            [BEFORE TAX AND
                                                           DAC AMORTIZATION]
--------------------------------------------------------------------------------
Actively-Managed Volatility Adjustment                            $(100)
Credit Standing Adjustment                                            5
Market Illiquidity Premium                                         (262)
Behavior Risk Margin                                               (441)
                                                                -------
  TOTAL SFAS 157 TRANSITION ADJUSTMENT BEFORE TAX AND
                                     DAC AMORTIZATION             $(798)
                                                                -------

Fair Value Disclosures

The following section applies the SFAS 157 fair value hierarchy and disclosure requirements to the Company's financial instruments that are carried at fair value. SFAS 157 establishes a fair value hierarchy that prioritizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2, and 3).

Level 1 Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date. Level 1 securities include highly liquid U.S. Treasury securities, money market funds, certain mortgage-backed securities, and exchange traded equity and derivative securities.

Level 2 Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Most debt securities and some preferred stocks are model priced by vendors using observable inputs and are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including interest rate, foreign currency and certain credit swap contracts.

Level 3 Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Level 3 securities include less liquid securities such as highly structured and/or lower quality asset-backed securities ("ABS") and commercial mortgage- backed securities ("CMBS"), including ABS backed by sub-prime loans, and private placement debt and equity securities. Embedded derivatives and complex derivatives securities, including equity derivatives, longer dated interest rate swaps and certain complex credit derivatives are also included in Level 3. Because Level 3 fair values, by their nature, contain unobservable market inputs as there is no observable market for these assets and liabilities, considerable judgment is used to determine the SFAS 157 Level 3 fair values. Level 3 fair values represent the Company's best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

The following table presents the Company's assets and liabilities that are carried at fair value by SFAS 157 hierarchy levels, as of December 31, 2008:

                                                                      QUOTED PRICES
                                                                        IN ACTIVE
                                                                       MARKETS FOR           SIGNIFICANT          SIGNIFICANT
                                                                        IDENTICAL            OBSERVABLE          UNOBSERVABLE
                                                                         ASSETS                INPUTS               INPUTS
                                                   TOTAL                (LEVEL 1)             (LEVEL 2)            (LEVEL 3)
---------------------------------------------------------------------------------------------------------------------------------
ASSETS ACCOUNTED FOR AT FAIR VALUE ON A
 RECURRING BASIS
Fixed maturities, available-for-sale                $39,560                 $3,502              $27,316               $8,742
Equity securities, held for trading                   1,634                  1,634                   --                   --
Equity securities, available-for-sale                   434                    148                  227                   59
Other investments
 Other derivatives used to hedge U.S. GMWB              600                     --                   13                  587
 Other derivatives (1)                                  522                     --                  588                  (66)
                                                -----------            -----------            ---------            ---------
                       TOTAL OTHER INVESTMENTS        1,122                     --                  601                  521
Short-term investments                                5,742                  4,030                1,712                   --
Reinsurance recoverables                              1,302                     --                   --                1,302
Separate account assets (2),(5)                     126,367                 94,394               31,187                  786
                                                -----------            -----------            ---------            ---------
 TOTAL ASSETS ACCOUNTED FOR AT FAIR VALUE ON A
                               RECURRING BASIS     $176,161               $103,708              $61,043              $11,410
                                                -----------            -----------            ---------            ---------
LIABILITIES ACCOUNTED FOR AT FAIR VALUE ON A
 RECURRING BASIS
Other policyholder funds and benefits payable
U.S. GMWB                                           $(6,526)                  $ --                 $ --              $(6,526)
U.K. GMWB                                               (64)                    --                   --                  (64)
Reinsured Japan GMIB                                 (2,581)                    --                   --               (2,581)
Reinsured Japan GMAB                                     (1)                    --                   --                   (1)
Reinsured Japan GMWB                                    (34)                    --                   --                  (34)
Institutional Notes                                     (41)                    --                   --                  (41)
Equity Linked Notes                                      (8)                    --                   --                   (8)
Total other policyholder funds and benefits
 payable                                             (9,255)                    --                   --               (9,255)
 Customized derivatives used to hedge U.S.
  GMWB                                                  941                     --                   --                  941
 Other derivatives used to hedge U.S. GMWB            1,123                     --                   14                1,109
 Macro hedge program                                    137                     --                   --                  137
 Other investments                                        5                     --                  173                 (168)
Total Other liabilities                               2,206                     --                  187                2,019
Consumer notes (4)                                       (5)                    --                   --                   (5)
                                                -----------            -----------            ---------            ---------
 TOTAL LIABILITIES ACCOUNTED FOR AT FAIR VALUE
                          ON A RECURRING BASIS      $(7,054)                    --                 $187              $(7,241)
                                                -----------            -----------            ---------            ---------

(1) Includes over-the-counter derivative instruments in a net asset value position which may require the counterparty to pledge collateral to the Company. At December 31, 2008, $507 was the amount of cash collateral liability that was netted against the derivative asset value on the condensed consolidated balance sheet, and is excluded from the table above. See footnote 3 below for derivative liabilities.

(2) Pursuant to the conditions set forth in SOP 03-1, the value of separate account liabilities is set to equal the fair value for separate account assets.

(3) Includes over-the-counter derivative instruments in a net negative market value (derivative liability). In the SFAS 157 Level 3 roll forward table included below in this Note, the derivative asset and liability are referred to as "freestanding derivatives" and are presented on a net basis.

(4) Represents embedded derivatives associated with non-funding agreement-backed consumer equity-linked notes.

(5) Excludes approximately $3 billion of investment sales receivable net of investment purchases payable that are not subject to SFAS 157.

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the

Company has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the "exit price" notion of SFAS 157 reflect market-participant objectives and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines fair value based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company's credit standing, liquidity and, where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments listed in the above table.

Fixed Maturity, Short-Term and Equity Securities, Available-for-Sale

The fair value for fixed maturity, short term, and equity securities, available-for-sale, is determined by management after considering one of three primary sources of information: third party pricing services, independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flows and prepayments speeds. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third party pricing services normally derive the security prices through recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Included in the pricing of ABS, collateralized mortgage obligations ("CMOs"), and mortgage-backed securities ("MBS") are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

Prices from third party pricing services are often unavailable for securities that are rarely traded or traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding. A pricing matrix is used to price securities for which the Company is unable to obtain either a price from a third party pricing service or an independent broker quotation. The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, as assigned by a knowledgeable private placement broker, incorporate the issuer's credit rating and a risk premium, if warranted, due to the issuer's industry and the security's time to maturity. The issuer-specific yield adjustments, which can be positive or negative, are updated twice per year, as of June 30 and December 31, by the private placement broker and are intended to adjust security prices for issuer-specific factors. The Company assigns a credit rating to these securities based upon an internal analysis of the issuer's financial strength.

The Company performs a monthly analysis on the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of third party pricing services methodologies, review of pricing statistics and trends, back testing recent trades, and monitoring of trading volumes. In addition, the Company ensures whether prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models developed based on spreads, and when available, market indices. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the available market data, the price received from the third party is adjusted accordingly. At December 31, 2008, the Company made fair value determinations which lowered prices received from third party pricing services and brokers by a total of $92. The securities adjusted had an amortized cost and fair value after adjustment of $472 and $165, respectively, and were primarily CMBS securities.

In accordance with SFAS 157, the Company has analyzed the third party pricing services valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate SFAS 157 fair value hierarchy level based upon trading activity and the observability of market inputs. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third party pricing services are classified into Level 2 because the inputs used in pricing the securities are market observable.

Due to a general lack of transparency in the process that the brokers use to develop prices, most valuations that are based on brokers' prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated. Internal matrix-priced securities, primarily consisting of certain private placement debt, are also classified as Level 3. The matrix pricing of certain private placement debt includes significant non-observable inputs, the internally determined credit rating of the security and an externally provided credit spread.

The following table presents the fair value of the significant asset sectors within the SFAS 157 Level 3 securities classification as of December 31, 2008.

                                                                                    % OF TOTAL
                                                                 FAIR VALUE         FAIR VALUE
--------------------------------------------------------------------------------------------------
ABS
 Below Prime                                                         1,405               16.0%
 Collateralized Loan Obligations (CLOs)                              1,570               17.8%
 Other                                                                 443                5.0%
Corporate
 Matrix priced private placements                                    3,038               34.5%
 Other                                                               1,383               15.7%
Commercial mortgage-backed securities ("CMBS")                         659                7.5%
Preferred stock                                                         48                0.6%
Other                                                                  255                2.9%
                                                                   -------            -------
                                    TOTAL LEVEL 3 SECURITIES         8,801              100.0%
                                                                   -------            -------

- ABS below prime primarily represents sub-prime and Alt-A securities which are classified as Level 3 due to the lack of liquidity in the market.

- ABS CLOs represent senior secured bank loan CLOs which are primarily priced by independent brokers.

-   ABS Other primarily represents broker priced securities.

- Corporate-matrix priced represents private placement securities that are thinly traded and priced using a pricing matrix which includes significant non-observable inputs.

- Corporate- other primarily represents broker-priced public securities and private placement securities qualified for sale under rule 144a and long-dated fixed maturities where the term of significant inputs may not be sufficient to be deemed observable.

- CMBS primarily represents CMBS bonds and commercial real estate collateralized debt obligations ("CRE CDOs") which were either fair valued by the Company or by independent brokers due to the illiquidity of this sector.

- Preferred stock primarily represents lower quality preferred securities that are less liquid due to market conditions.

DERIVATIVE INSTRUMENTS, INCLUDING EMBEDDED DERIVATIVES WITHIN INVESTMENTS

Derivative instruments are reported on the consolidated balance sheets at fair value and are reported in Other Investments and Other Liabilities. Embedded derivatives are reported with the host instruments on the consolidated balance sheet. Derivative instruments are fair valued using pricing valuation models, which utilize market data inputs or independent broker quotations. Excluding embedded derivatives, as of December 31, 2008, 95% of derivatives, based upon notional values, were priced by valuation models, which utilize independent market data. The remaining derivatives were priced by broker quotations. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest and equity volatility and equity index levels. The Company performs a monthly analysis on derivative valuations which includes both quantitative and qualitative analysis. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, back testing recent trades, analyzing the impacts of changes in the market environment and review of changes in market value for each derivative including those derivatives priced by brokers.

Derivative instruments classified as Level 1 include futures and certain option contracts which are traded on active exchange markets.

Derivative instruments classified as Level 2 primarily include interest rate, currency and certain credit default swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and swaps, interest rate derivatives which have interest rate optionality, certain credit default swaps, and long-dated interest rate swaps. Also included in Level 3 classification for derivatives are customized equity swaps that partially hedge the U.S. GMWB liabilities. Additional information on the customized transactions is provided under the "Accounting for Guaranteed Benefits Offered With Variable Annuities" section of this Note 3. These derivative instruments are valued using pricing models which utilize both observable and unobservable inputs and, to a lesser extent, broker quotations. A derivative instrument containing

Level 1 or Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has as least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated assets and liabilities. Therefore the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.

U.S. GMWB REINSURANCE DERIVATIVE

The fair value of the U.S. GMWB reinsurance derivative is calculated as an aggregation of the components described in the SFAS 157 Transition section of this Note 3. The fair value of the U.S. GMWB reinsurance derivative is modeled using significant unobservable policyholder behavior inputs, identical to those used in calculating the underlying liability such as lapses, fund selection, resets and withdrawal utilization, and risk margins. As a result, the U.S. GMWB reinsurance derivative is categorized as Level 3.

SEPARATE ACCOUNT ASSETS

Separate account assets are primarily invested in mutual funds but also have investments in fixed maturity and equity securities. The separate account investments are valued in the same manner, and using the same pricing sources and inputs, as the fixed maturity, equity security, and short-term investments of the Company. Open-ended mutual funds are included in Level 1. Most debt securities and short-term investments are included in Level 2. Level 3 assets include less liquid securities, such as highly structured and/or lower quality ABS and CMBS, ABS backed by sub-prime loans, and any investment priced solely by broker quotes.

GMWB EMBEDDED DERIVATIVES AND REINSURED GMWB, GMAB AND GMIB FREE-STANDING DERIVATIVES (IN OTHER POLICYHOLDER FUNDS AND BENEFITS PAYABLE)

The fair value of GMWB embedded derivative and reinsured GMWB, GMAB and GMIB free-standing derivatives, reported in Other Policyholder Funds and Benefits Payable on the Company's consolidated balance sheet, are calculated as an aggregation of the components described in the SFAS 157 Transition section of this Note 3. The fair value of those derivatives are modeled using significant unobservable policyholder behavior inputs, such as lapses, fund selection, resets and withdrawal utilization, and risk margins. As a result, the GMWB embedded derivatives and reinsured GMWB, GMAB and GMAB free-standing derivatives are categorized as Level 3.

Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)

The tables below provide a fair value rollforward for the year ending December 31, 2008 for the financial instruments for which significant unobservable inputs (Level 3) are used in the fair value measurement on a recurring basis. The Company classifies the fair values of financial instruments within Level 3 if there are no observable markets for the instruments or, in the absence of active markets, the majority of the inputs used to determine fair value are based on the Company's own assumptions about market participant assumptions. However, the Company prioritizes the use of market-based inputs over entity-based assumptions in determining Level 3 fair values in accordance with SFAS 157. Therefore, the gains and losses in the tables below include changes in fair value due partly to observable and unobservable factors.

ROLL-FORWARD OF FINANCIAL INSTRUMENTS MEASURED AT FAIR VALUE ON A RECURRING BASIS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3) FOR THE TWELVE MONTHS FROM JANUARY 1, 2008 TO DECEMBER 31, 2008

                                                             REALIZED/UNREALIZED
                                        SFAS 157                GAINS (LOSSES)
                                       FAIR VALUE                INCLUDED IN:               PURCHASES,
                                          AS OF          NET                                ISSUANCES,
                                       JANUARY 1,       INCOME                                  AND
                                          2008         (2),(3)            AOCI (5)          SETTLEMENTS
----------------------------------------------------------------------------------------------------------
ASSETS
Fixed maturities                         $13,558         $(659)            $(3,382)              $526
Equity securities,
 available-for-sale                          563             1                 (27)                 3
Freestanding derivatives (4)
 Customized derivatives used to
  hedge U.S. GMWB                             91           850                  --                 --
 Other freestanding derivatives
  used to hedge U.S. GMWB                    564         1,161                  --                (29)
 Macro hedge program                          18            85                  --                 34
 Other freestanding derivatives             (303)         (316)                 16                271
Total Freestanding Derivatives               370         1,780                  16                276
Reinsurance recoverable
 (1),(2),(9)                                 238           962                  --                102
Separate accounts (6)                        701          (204)                 --                (26)
                                         -------       -------             -------            -------
SUPPLEMENTAL ASSET INFORMATION:
Total freestanding derivatives
 used to hedge U.S. GMWB including
 those in Levels 1, 2 and 3 (10)             643         3,374                  --             (1,353)
                                         -------       -------             -------            -------
LIABILITIES
Other policyholder funds and
 benefits payable accounted for at
 fair value (2)
 U.S. GMWB                               $(1,433)      $(4,967)               $ --              $(126)
 U.K. GMWB                                   (17)          (56)                 13                 (4)
 Reinsured Japan GMIB                       (220)       (2,000)               (256)              (105)
 Reinsured Japan GMWB                         --           (28)                 (3)                (3)
 Reinsured Japan GMAB                        (22)           32                  (2)                (9)
 Institutional Notes                         (24)          (17)                 --                 --
 Equity Linked Notes                         (21)           13                  --                 --
Total other policyholder funds and
 benefits payable accounted for at
 fair value (2)                           (1,737)       (7,023)               (248)              (247)
Consumer notes                                (5)            5                  --                 (5)
                                         -------       -------             -------            -------
SUPPLEMENTAL INFORMATION:
Net U.S. GMWB (Embedded
 derivatives, freestanding
 derivatives including those in
 Levels 1, 2 and 3 and reinsurance
 recoverable) (8)                           (552)         (631)                 --             (1,377)
                                         -------       -------             -------            -------

                                                                             CHANGES IN
                                                                             UNREALIZED
                                                                           GAINS (LOSSES)
                                                                           INCLUDED IN NET
                                                                           INCOME RELATED
                                                           SFAS 157         TO FINANCIAL
                                      TRANSFERS IN        FAIR VALUE         INSTRUMENTS
                                         AND/OR              AS OF          STILL HELD AT
                                        (OUT) OF         DECEMBER 31,       DECEMBER 31,
                                       LEVEL 3 (7)           2008             2008 (3)
----------------------------------  -------------------------------------------------------
ASSETS
Fixed maturities                         $(1,301)            $8,742              $(515)
Equity securities,
 available-for-sale                         (481)                59                 (2)
Freestanding derivatives (4)
 Customized derivatives used to
  hedge U.S. GMWB                             --                941                850
 Other freestanding derivatives
  used to hedge U.S. GMWB                     --              1,696              1,043
 Macro hedge program                          --                137                102
 Other freestanding derivatives               98               (234)              (225)
Total Freestanding Derivatives                98              2,540              1,770
Reinsurance recoverable
 (1),(2),(9)                                  --              1,302                962
Separate accounts (6)                        315                786                (73)
                                         -------            -------            -------
SUPPLEMENTAL ASSET INFORMATION:
Total freestanding derivatives
 used to hedge U.S. GMWB including
 those in Levels 1, 2 and 3 (10)              --              2,664              3,374
                                         -------            -------            -------
LIABILITIES
Other policyholder funds and
 benefits payable accounted for at
 fair value (2)
 U.S. GMWB                                  $ --            $(6,526)           $(4,967)
 U.K. GMWB                                    --                (64)               (56)
 Reinsured Japan GMIB                         --             (2,581)            (2,000)
 Reinsured Japan GMWB                         --                (34)               (28)
 Reinsured Japan GMAB                         --                 (1)                32
 Institutional Notes                          --                (41)               (17)
 Equity Linked Notes                          --                 (8)                13
Total other policyholder funds and
 benefits payable accounted for at
 fair value (2)                               --             (9,255)            (7,023)
Consumer notes                                --                 (5)                 5
                                         -------            -------            -------
SUPPLEMENTAL INFORMATION:
Net U.S. GMWB (Embedded
 derivatives, freestanding
 derivatives including those in
 Levels 1, 2 and 3 and reinsurance
 recoverable) (8)                             --             (2,560)              (631)
                                         -------            -------            -------

(1) The January 1, 2008 fair value of $238 includes the pre-SFAS 157 fair value of $128 and transitional adjustment of $110.

(2) The Company classifies all the gains and losses on GMWB reinsurance derivatives and GMWB embedded derivatives and reinsured GMWB, GMIB and GMAB free standing derivatives as unrealized gains/losses for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains/ losses for these derivatives and embedded derivatives.

(3) All amounts in these columns are reported in net realized capital gains/losses, except for $6 for the twelve months ending December 31, 2008, which is reported in benefits, losses and loss adjustment expenses. All amounts are before income taxes and amortization of DAC.

(4) The freestanding derivatives, excluding reinsurance derivatives instruments, are reported in this table on a net basis for asset/(liability) positions and reported on the consolidated balance sheet in other investments and other liabilities.

(5) AOCI refers to "Accumulated other comprehensive income" in the consolidated statement of changes in stockholder's equity. All amounts are before income taxes and amortization of DAC.

(6) The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(7) Transfers in and/or (out) of Level 3 during the twelve months ended December 31, 2008 are attributable to a change in the availability of market observable information for individual securities within respective categories.

(8) The net loss on U.S. GMWB since January 1, 2008 was primarily related to liability model assumption updates for mortality in the first quarter and market-based hedge ineffectiveness due to extremely volatile capital markets in the second half of 2008.

(9) During July 2008, the Company reinsured, with a third party, U.S. GMWB risks associated with approximately $7.8 billion of account value sold between 2003 and 2006. The reinsurance agreement is an 80% quota-share agreement. The third party's financial strength is rated A+ by A.M. Best, AA- by Standard and Poor's and Aa2 by Moody's. The reinsurance agreement will be accounted for as a freestanding derivative.

(10) The 'Purchases, issuances, and settlements' primarily relates to the receipt of cash on futures and option contracts classified as Level 1 and interest rate, currency and credit default swaps classified as Level 2.

For comparative and informational purposes only, the following tables rollforward the customized and freestanding derivatives used to hedge US GMWB, the reinsurance recoverable for US GMWB and the embedded derivatives reported in other policyholder funds and benefits payable for the year ended December 31, 2007. The fair value amounts in these following tables are the Pre-SFAS 157 fair values.

ROLL-FORWARD FOR THE TWELVE MONTHS FROM JANUARY 1, 2007 TO DECEMBER 31, 2007

                                                                        TOTAL
                                                                 REALIZED/UNREALIZED
                                           FAIR VALUE AS OF         GAINS (LOSSES)           PURCHASES,        FAIR VALUE AS OF
                                              JANUARY 1,             INCLUDED IN:          ISSUANCES, AND        DECEMBER 31,
                                                 2007                 NET INCOME            SETTLEMENTS              2007
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Customized derivatives used to hedge US
 GMWB                                             $ --                     $50                   $ --                  $50
Other freestanding derivatives used to
 hedge US GMWB                                     346                     198                     48                  592
Reinsurance recoverable for US GMWB                (22)                    127                     23                  128
LIABILITIES
Other policyholder funds and benefits
 payable accounted for at fair value US
 GMWB                                              $53                   $(661)                  $(99)               $(707)
 U.K. GMWB                                          --                      (8)                    --                   (8)
 Reinsured Japan GMIB                              119                    (159)                   (32)                 (72)
 Reinsured Japan GMAB                               --                       3                     (1)                   2
 Institutional Notes                                 4                     (28)                    --                  (24)
 Equity Linked Notes                                --                       1                    (22)                 (21)
Total other policyholder funds and
 benefits payable accounted for at fair
 value                                             176                    (852)                  (154)                (830)
SUPPLEMENTAL INFORMATION:
Net US GMWB (Embedded derivative,
 freestanding derivatives and
 reinsurance recoverable) (1)                      377                    (286)                   (28)                  63
                                                 -----                  ------                 ------               ------

(1) The net loss on US GMWB was primarily due to liability model assumption updates made during the second and third quarter to reflect newly reliable market inputs for volatility and model refinements.

The following table summarizes the notional amount and fair value of freestanding derivatives in other investments, reinsurance recoverables, embedded derivatives in other policyholder funds and benefits payable and consumer notes as of December 31, 2008, and December 31, 2007. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and are not necessarily reflective of credit risk. The fair value amounts of derivative assets and liabilities are presented on a net basis in the following table.

                                                                    DECEMBER 31, 2008                 DECEMBER 31, 2007
                                                                NOTIONAL           FAIR          NOTIONAL              FAIR
                                                                 AMOUNT            VALUE          AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
Reinsurance recoverables for U.S. GMWB (1)                         $11,437          $1,302          $6,579              $128
Customized derivatives used to hedge U.S. GMWB (2)                  10,464             941          12,784                50
Freestanding derivatives used to hedge U.S. GMWB                     8,156           1,723           8,573               592
U.S. GMWB (3)                                                       46,734          (6,526)         44,852              (707)
U.K. GMWB (3)                                                        1,672             (64)          1,048                (8)
Reinsured Japan GMIB (4)                                            20,062          (2,581)         15,297               (72)
Reinsured Japan GMWB (3)                                               361             (34)             --                --
Reinsured Japan GMAB (5)                                               130              (1)          2,768                 2
Macro hedge program (6)                                              2,188             137             661                18
Consumer Notes                                                          70              (5)             19                (5)
Equity Linked Notes                                                     55              (8)             50               (21)
                                                               -----------       ---------       ---------            ------
                                                        TOTAL     $101,329         $(5,116)        $92,631              $(23)
                                                               -----------       ---------       ---------            ------

The decrease in the net fair value of the derivative instruments in the table above was primarily due to the adoption of SFAS 157 and the net effects of capital market movements during 2008.

(1) The increase in notional amount of the reinsurance recoverables for U.S. GMWB was primarily due to the execution of a reinsurance transaction in July 2008.

(2) The decrease in notional amount of customized derivatives used to hedge U.S. GMWB was primarily due to current market conditions causing policyholder account values to decrease. The notional on these customized derivatives is the policyholder account value.

(3) The increase in notional amount of embedded derivatives associated with GMWB riders is primarily due to additional product sales.

(4) The increase in notional amount of the internal reinsurance associated with GMIB was primarily due to the strengthening of the yen as compared to the U.S. dollar.

(5) The decrease in notional amount of the Japan GMAB embedded derivative is primarily due to a significant decline in the equity markets triggering policyholders to elect the GMIB feature or lump sum payout in Japan's 3Win product.

(6) The increase in notional amount of the macro hedge is primarily due to the rebalancing of the Company's risk management program to place a greater relative emphasis on the protection of statutory surplus.

Financial Instruments Not Carried at Fair Value

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", requires additional disclosure of fair value information of financial instruments. The following include disclosures for other financial instruments not carried at fair value and not included in above FAS 157 discussion.

The carrying amounts and fair values of the Company's financial instruments not carried at fair value, at December 31, 2008 and 2007 were as follows:

                                                         2008                                 2007
                                               CARRYING               FAIR          CARRYING               FAIR
                                                Amount                Value          Amount                Value
------------------------------------------------------------------------------------------------------------------
ASSETS
 Policy loans                                     $2,154               $2,366          $2,016               $2,061
 Mortgage loans on real estate                     4,896                4,265           4,166                4,169
LIABILITIES
 Other policyholder funds and benefits
  payable (1)                                    $14,421               14,158         $15,148              $15,097
 Consumer Notes                                    1,210                1,188             804                  809
                                               ---------            ---------       ---------            ---------

(1) Excludes group accident and health and universal life insurance contracts, including corporate owned life insurance.

- Fair value for policy loans and consumer notes were estimated using discounted cash flow calculations.

- Fair values for mortgage loans on real estate were estimated using discounted cash flow calculations based on current incremental lending rates for similar type loans.

Other policyholder funds and benefits payable, not carried at fair value and not included in above FAS 157 fair value information, is determined by estimating future cash flows, discounted at the current market rate.

4. INVESTMENTS AND DERIVATIVE INSTRUMENTS

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                      2008            2007           2006
--------------------------------------------------------------------------------
COMPONENTS OF NET INVESTMENT
 INCOME
Fixed maturities (1)                   $2,458         $2,714         $2,464
Equity securities,
 available-for-sale                        65             54             31
Equity securities, held for
 trading                                 (246)             1             16
Mortgage loans                            251            227            126
Policy loans                              136            132            140
Limited partnerships and other
 alternative investments                 (224)           112             67
Other investments                         (33)          (120)           (21)
                                    ---------       --------       --------
Gross investment income                 2,407          3,120          2,823
Less: Investment expenses                  65             63             55
                                    ---------       --------       --------
             NET INVESTMENT INCOME     $2,342         $3,057         $2,768
                                    ---------       --------       --------
COMPONENTS OF NET REALIZED CAPITAL
 GAINS (LOSSES)
Fixed maturities                      $(1,737)         $(248)         $(105)
Equity securities                        (166)           (46)            (3)
Foreign currency transaction
 remeasurements                          (450)           102             18
Derivatives and other (2)              (3,410)          (742)          (208)
                                    ---------       --------       --------
        NET REALIZED CAPITAL GAINS
                          (LOSSES)    $(5,763)         $(934)         $(298)
                                    ---------       --------       --------

(1)  Includes income on short-term bonds.

(2) Primarily consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments, foreign currency gains and losses, and other investment gains and losses.

                                                FOR THE YEARS ENDED
                                                   DECEMBER 31,
                                          2008           2007         2006
--------------------------------------------------------------------------------
COMPONENTS OF NET UNREALIZED GAINS
 (LOSSES) ON AVAILABLE-FOR-SALE
 SECURITIES
Fixed maturities                          $(8,884)        $(597)       $800
Equity securities                            (181)          (41)          8
Net unrealized gains (losses) credited
 to policyholders                            (101)            3          (4)
                                        ---------       -------       -----
Net unrealized gains (losses)              (9,165)         (635)        804
Deferred income taxes and other items      (4,359)         (317)        301
                                        ---------       -------       -----
Net unrealized gains (losses), net of
 tax -- end of year                        (4,806)         (318)        503
Net unrealized gains (losses), net of
 tax -- beginning of year                    (318)          503         577
                                        ---------       -------       -----
CHANGE IN UNREALIZED GAINS (LOSSES) ON
         AVAILABLE-FOR-SALE SECURITIES    $(4,488)        $(821)       $(74)
                                        ---------       -------       -----

The change in net unrealized gain (loss) on equity securities, classified as held for trading, included in net investment income during the years ended December 31, 2008, 2007 and 2006, was $(250), $(17), and $12, respectively, substantially all of which have corresponding amounts credited to policyholders. This amount was not included in the table above.

                                                             DECEMBER 31, 2008
                                   COST OR              GROSS                GROSS
                                  AMORTIZED           UNREALIZED          UNREALIZED
                                    COST                GAINS               LOSSES             FAIR VALUE
------------------------------------------------------------------------------------------------------------
COMPONENTS OF AVAILABLE-FOR-
 SALE SECURITIES
ABS                                 $7,095                  $9              $(2,134)              $4,970
CMBS
 Agency backed                         243                   8                   --                  251
 Non-agency backed                   9,566                  15               (4,085)               5,496
CMOs
 Agency backed                         539                  30                   (3)                 566
 Non-agency backed                     320                  --                 (102)                 218
Corporate                           21,252                 441               (2,958)              18,735
Government/government
 agencies
 Foreign                             2,094                  86                  (33)               2,147
 United States                       5,033                  75                  (39)               5,069
MBS                                  1,385                  23                   (5)               1,403
States, municipalities and
 political subdivisions                917                   8                 (220)                 705
Redeemable preferred stock              --                  --                   --                   --
                                   -------               -----              -------              -------
             FIXED MATURITIES       48,444                 695               (9,579)              39,560
Equity securities, available-
 for-sale                              614                   4                 (184)                 434
                                   -------               -----              -------              -------
            TOTAL SECURITIES,
           AVAILABLE-FOR-SALE      $49,058                $699              $(9,763)             $39,994
                                   -------               -----              -------              -------

                                                         DECEMBER 31, 2007
                                   COST OR              GROSS                GROSS
                                  AMORTIZED           UNREALIZED          UNREALIZED          FAIR
                                    COST                GAINS               LOSSES            VALUE
-----------------------------  ---------------------------------------------------------------------
COMPONENTS OF AVAILABLE-FOR-
 SALE SECURITIES
ABS                                 $7,602                 $24                $(519)          $7,107
CMBS
 Agency backed                         249                   6                   --              255
 Non-agency backed                  11,266                 153                 (572)          10,847
CMOs
 Agency backed                         793                  18                   (3)             808
 Non-agency backed                     411                   4                   (2)             413
Corporate                           21,963                 807                 (571)          22,199
Government/government
 agencies
 Foreign                               465                  35                   (2)             498
 United States                         516                  14                   (1)             529
MBS                                  1,750                  15                  (15)           1,750
States, municipalities and
 political subdivisions              1,226                  32                  (20)           1,238
Redeemable preferred stock               2                   2                   (2)               2
                                   -------              ------              -------          -------
             FIXED MATURITIES       46,243              $ 1,110             $ (1,707)        $ 45,646
Equity securities, available-
 for-sale                              781                  10                  (51)             740
                                   -------              ------              -------          -------
            TOTAL SECURITIES,
           AVAILABLE-FOR-SALE      $47,024               1,120               (1,758)         $46,386
                                   -------              ------              -------          -------

The amortized cost and estimated fair value of fixed maturity investments by contractual maturity year are shown below.

                                                DECEMBER 31, 2008
                                    AMORTIZED COST               FAIR VALUE
--------------------------------------------------------------------------------
MATURITY
One year or less                          $1,511                     $1,564
Over one year through five
 years                                     9,297                      8,757
Over five years through ten
 years                                     9,035                      8,154
Over ten years                            19,262                     13,928
                                       ---------                  ---------
                       SUBTOTAL           39,105                     32,403
ABS, MBS, and CMOs                         9,339                      7,157
                                       ---------                  ---------
                          TOTAL          $48,444                    $39,560
                                       ---------                  ---------

Estimated maturities may differ from contractual maturities due to security call or prepayment provisions because of the potential for prepayment on certain mortgage-and asset-backed securities which is why ABS, MBS and CMOs are not categorized by contractual maturity. The CMBS are categorized by contractual maturity because they generally are not subject to prepayment risk as these securities are generally structured to include forms of call protections such as yield maintenance charges, prepayment penalties or lockouts, and defeasance.

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                     2008           2007            2006
--------------------------------------------------------------------------------
SALES OF FIXED MATURITY AND
 AVAILABLE-FOR-SALE EQUITY
 SECURITY INVESTMENTS
SALE OF FIXED MATURITIES
Sale proceeds                        $9,366         $12,415         $16,159
Gross gains                             291             246             210
Gross losses                           (472)           (135)           (230)
SALE OF EQUITY SECURITIES,
 AVAILABLE-FOR-SALE
Sale proceeds                          $126            $296            $249
Gross gains                              11              12               5
Gross losses                            (21)             (7)             (5)
                                    -------       ---------       ---------

CONCENTRATION OF CREDIT RISK

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.

Other than U.S. government and certain U.S. government agencies backed by the full faith and credit of the U.S. government, the Company's only exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholders' equity, is the Government of Japan, which represents $1.9 billion, or 61%, of stockholders' equity. For further discussion of concentration of credit risk, see the "Concentration of Credit Risk" section in Note 4 of Notes to Consolidated Financial Statements.

The Company's largest exposures by issuer as of December 31, 2008 were the Government of Japan, JPMorgan Chase & Company and General Electric Company, which comprised approximately 3.3%, 0.5% and 0.4%, respectively, of total invested assets. Other than U.S. government and certain U.S. government agencies, the Company's largest three exposures by issuer as of December 31, 2007 were General Electric Company, Citigroup Inc. and Vodafone Group, which each comprise less than 0.5% of total invested assets.

The Company's largest three exposures by sector, as of December 31, 2008 were commercial mortgage and real estate, basic industry and U.S. government/government agencies which comprised approximately 19%, 12% and 9%, respectively, of total invested assets. The Company's largest three exposures by sector, as of December 31, 2007 were commercial mortgage and real estate, financial services and residential mortgages which comprised approximately 28%, 14% and 9%, respectively, of total invested assets.

The Company's investments in states, municipalities and political subdivisions are geographically dispersed throughout the United States. The largest concentrations, as of December 31, 2008, were in California, Illinois and Hawaii which each comprise less than 0.5% of total invested assets and as of December 31, 2007, were in California, Oregon and Illinois which each comprise less than 1% of total invested assets.

SECURITY UNREALIZED LOSS AGING

As part of the Company's ongoing security monitoring process by a committee of investment and accounting professionals, the Company identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company's other-than-temporary impairment policy, see the Other-Than-Temporary Impairments on Available-for-Sale Securities section of Note 1. Due to the issuers' continued satisfaction of the securities' obligations in accordance with their contractual terms and the expectation that they will continue to do so, management's intent and ability to hold these securities for a period of time sufficient to allow for any anticipated recovery in fair value, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2008 and 2007.

The following tables present the Company's unrealized loss aging for total fixed maturity and equity securities classified as available-for-sale by investment type and length of time the security was in a continuous unrealized loss position.

                                                              DECEMBER 31, 2008
                                                             LESS THAN 12 MONTHS
                                             AMORTIZED              FAIR              UNREALIZED
                                               COST                 VALUE               LOSSES
-----------------------------------------------------------------------------------------------------
ABS                                             $1,475               $1,169                $(306)
CMBS -- Non-agency backed                        4,108                2,992               (1,116)
CMOs
 Agency backed                                      39                   38                   (1)
 Non-agency backed                                 252                  176                  (76)
Corporate                                       11,101                9,500               (1,601)
Government/government agencies
 Foreign                                           788                  762                  (26)
 United States                                   3,952                3,913                  (39)
MBS                                                 46                   46                   --
States, municipalities and political               524                  381                 (143)
 subdivisions
                                             ---------            ---------            ---------
                TOTAL FIXED MATURITIES          22,285               18,977               (3,308)
Equity securities, available-for-sale              433                  296                 (137)
                                             ---------            ---------            ---------
 TOTAL TEMPORARILY IMPAIRED SECURITIES         $22,718              $19,273              $(3,445)
                                             ---------            ---------            ---------

                                                                DECEMBER 31, 2008
                                                                  12 MONTHS OR MORE
                                                  AMORTIZED              FAIR             UNREALIZED
                                                    COST                VALUE               LOSSES
--------------------------------------  -----------------------------------------------------------------
ABS                                                  $5,463              $3,635              $(1,828)
CMBS -- Non-agency backed                             5,300               2,331               (2,969)
CMOs
 Agency backed                                           32                  30                   (2)
 Non-agency backed                                       68                  42                  (26)
Corporate                                             4,757               3,400               (1,357)
Government/government agencies
 Foreign                                                 29                  22                   (7)
 United States                                           38                  38                   --
MBS                                                     183                 178                   (5)
States, municipalities and political                    297                 220                  (77)
 subdivisions
                                                  ---------            --------            ---------
                TOTAL FIXED MATURITIES               16,167               9,896               (6,271)
Equity securities, available-for-sale                   136                  89                  (47)
                                                  ---------            --------            ---------
 TOTAL TEMPORARILY IMPAIRED SECURITIES              $16,303              $9,985              $(6,318)
                                                  ---------            --------            ---------

                                                                DECEMBER 31, 2008
                                                                      TOTAL
                                               AMORTIZED              FAIR              UNREALIZED
                                                 COST                 VALUE               LOSSES
-------------------------------------------------------------------------------------------------------
ABS                                               $6,938               $4,804              $(2,134)
CMBS -- Non-agency backed                          9,408                5,323               (4,085)
CMOs
 Agency backed                                        71                   68                   (3)
 Non-agency backed                                   320                  218                 (102)
Corporate                                         15,858               12,900               (2,958)
Government/government agencies
 Foreign                                             817                  784                  (33)
 United States                                     3,990                3,951                  (39)
MBS                                                  229                  224                   (5)
States, municipalities and political                 821                  601                 (220)
 subdivisions
                                               ---------            ---------            ---------
                  TOTAL FIXED MATURITIES          38,452               28,873               (9,579)
Equity securities, available-for-sale                569                  385                 (184)
                                               ---------            ---------            ---------
   TOTAL TEMPORARILY IMPAIRED SECURITIES         $39,021              $29,258              $(9,763)
                                               ---------            ---------            ---------

                                                              DECEMBER 31, 2007
                                                             LESS THAN 12 MONTHS
                                             AMORTIZED              FAIR              UNREALIZED
                                               COST                 VALUE               LOSSES
-----------------------------------------------------------------------------------------------------
ABS                                             $6,271               $5,789                $(482)
CMBS -- Non-agency backed                        5,493                5,010                 (483)
CMOs
 Agency backed                                     270                  268                   (2)
 Non-agency backed                                  97                   96                   (1)
Corporate                                        8,381                7,947                 (434)
Government/government agencies
 Foreign                                            86                   84                   (2)
 United States                                     136                  135                   (1)
MBS                                                 49                   48                   (1)
States, municipalities and political
 subdivisions                                      383                  373                  (10)
Redeemable preferred stock                           4                    2                   (2)
                                             ---------            ---------            ---------
                TOTAL FIXED MATURITIES          21,170               19,752               (1,418)
Equity securities, available-for-sale              615                  565                  (50)
                                             ---------            ---------            ---------
 TOTAL TEMPORARILY IMPAIRED SECURITIES         $21,785              $20,317              $(1,468)
                                             ---------            ---------            ---------

                                                              DECEMBER 31, 2007
                                                                 12 MONTHS OR MORE
                                                 AMORTIZED              FAIR            UNREALIZED
                                                    COST               VALUE              LOSSES
--------------------------------------  --------------------------------------------------------------
ABS                                                   $497                 460               $(37)
CMBS -- Non-agency backed                            1,808               1,719                (89)
CMOs
 Agency backed                                          60                  59                 (1)
 Non-agency backed                                      33                  32                 (1)
Corporate                                            2,554               2,417               (137)
Government/government agencies
 Foreign                                                43                  43                 --
 United States                                           7                   7                 --
MBS                                                    760                 746                (14)
States, municipalities and political
 subdivisions                                          189                 179                (10)
Redeemable preferred stock                              --                  --                 --
                                                  --------            --------            -------
                TOTAL FIXED MATURITIES               5,951               5,662               (289)
Equity securities, available-for-sale                   20                  19                 (1)
                                                  --------            --------            -------
 TOTAL TEMPORARILY IMPAIRED SECURITIES              $5,971              $5,681              $(290)
                                                  --------            --------            -------

                                                                DECEMBER 31, 2007
                                                                      TOTAL
                                               AMORTIZED              FAIR              UNREALIZED
                                                 COST                 VALUE               LOSSES
-------------------------------------------------------------------------------------------------------
ABS                                               $6,768               $6,249                $(519)
CMBS -- Non-agency backed                          7,301                6,729                 (572)
CMOs
 Agency backed                                       330                  327                   (3)
 Non-agency backed                                   130                  128                   (2)
Corporate                                         10,935               10,364                 (571)
Government/government agencies
 Foreign                                             129                  127                   (2)
 United States                                       143                  142                   (1)
MBS                                                  809                  794                  (15)
States, municipalities and political
 subdivisions                                        572                  552                  (20)
Redeemable preferred stock                             4                    2                   (2)
                                               ---------            ---------            ---------
                  TOTAL FIXED MATURITIES          27,121               25,414               (1,707)
Equity securities, available-for-sale                635                  584                  (51)
                                               ---------            ---------            ---------
   TOTAL TEMPORARILY IMPAIRED SECURITIES         $27,756              $25,998              $(1,758)
                                               ---------            ---------            ---------

As of December 31, 2008, available-for-sale securities in an unrealized loss position, comprised of approximately 4,156 securities, were primarily concentrated in securitized assets, specifically CMBS and financial services sector securities. The increase in unrealized losses was largely the result of credit spread widening primarily due to continued deterioration in the U.S. housing market, tightened lending conditions and the market's flight to quality securities, as well as, a U.S. recession and a declining global economy.

As of December 31, 2008, 60% of securities in an unrealized loss position were depressed less than 20% of amortized cost. Based upon the Company's current evaluation of these securities in accordance with its impairment policy and the Company's intent to retain these investments for a period of time sufficient to allow for recovery in value, the Company has determined that these securities are temporarily impaired.

The following tables present the Company's unrealized loss aging by length of time the security was in a continuous greater than 20% unrealized loss position.

                     SECURITIZED ASSETS DEPRESSED OVER 20%

                                                 DECEMBER 31, 2008
                                         COST OR
                                        AMORTIZED              FAIR             UNREALIZED
                      ITEMS               COST                VALUE                LOSS
-----------------------------------------------------------------------------------------------
CONSECUTIVE MONTHS
Three months or
 less                    652               $7,786              $4,561              $(3,225)
Greater than three
 to six months           119                1,122                 444                 (678)
Greater than six to
 nine months              89                1,145                 458                 (687)
Greater than nine
 to twelve months        143                1,363                 391                 (972)
Greater than twelve
 months                   31                  311                  57                 (254)
                     -------            ---------            --------            ---------
              TOTAL    1,034              $11,727              $5,911              $(5,816)
                     -------            ---------            --------            ---------

                                                       DECEMBER 31, 2007
                                               COST OR
                                              AMORTIZED                  FAIR                UNREALIZED
                         ITEMS                   COST                   VALUE                   LOSS
-------------------  --------------------------------------------------------------------------------------
CONSECUTIVE MONTHS
Three months or
 less                      115                     $918                   $613                   $(305)
Greater than three
 to six months              18                      130                     76                     (54)
Greater than six to
 nine months                --                       --                     --                      --
Greater than nine
 to twelve months           --                       --                     --                      --
Greater than twelve
 months                      3                       33                     22                     (11)
                          ----                 --------                 ------                 -------
              TOTAL        136                   $1,081                   $711                   $(370)
                          ----                 --------                 ------                 -------

                    ALL OTHER SECURITIES DEPRESSED OVER 20%

                                               COST DECEMBER 31, 2008
                                              AMORTIZED              FAIR             UNREALIZED
                         ITEMS                   COST               VALUE                LOSS
-----------------------------------------------------------------------------------------------------
CONSECUTIVE MONTHS
Three months or
 less                      564                   $6,396              $4,188              $(2,171)
Greater than three
 to six months              28                      238                 124                 (114)
Greater than six to
 nine months                14                      173                 102                  (71)
Greater than nine
 to twelve months           11                      199                 112                  (87)
Greater than twelve
 months                     --                       --                  --                   --
                          ----                 --------            --------            ---------
              TOTAL        617                   $6,969              $4,526              $(2,443)
                          ----                 --------            --------            ---------

                                            COST ORDECEMBER 31, 2007
                                           AMORTIZED               FAIR              UNREALIZED
                         ITEMS                COST                VALUE                 LOSS
-------------------  -----------------------------------------------------------------------------
CONSECUTIVE MONTHS
Three months or
 less                      52                  $65                  $50                  $(15)
Greater than three
 to six months              5                   30                    5                   (25)
Greater than six to
 nine months               --                   --                   --                    --
Greater than nine
 to twelve months          --                   --                   --                    --
Greater than twelve
 months                     1                    2                    1                    (1)
                          ---                 ----                 ----                 -----
              TOTAL        58                  $97                  $56                  $(41)
                          ---                 ----                 ----                 -----

The majority of securitized assets depressed over 20% for six consecutive months are primarily related to CMBS and sub-prime RMBS. Based upon the Company's cash flow modeling in a severe negative economic outlook, which shows no loss of principal and interest, and the Company's assertion of its ability and intent to retain the securities until recovery, it has been determined that these securities are temporarily impaired as of December 31, 2008.

The majority of all other securities depressed over 20% for six consecutive months or greater in the tables above primarily relate to financial services sector securities that include corporate bonds, as well as, preferred equity issued by large high quality financial institutions that are lower in the capital structure and, as a result, have incurred greater price depressions. Based upon the Company's analysis of these securities and current macroeconomic conditions, the Company expects to see significant price recovery on these securities within a reasonable period of time and, therefore, has determined that these securities are temporarily impaired as of December 31, 2008.

MORTGAGE LOANS

The carrying value of mortgage loans on real estate was $4.9 billion and $4.2 billion as of December 31, 2008 and 2007, respectively. The Company's mortgage loans are collateralized by a variety of commercial and agricultural properties. The mortgage loans are diversified both geographically throughout the United States and by property type.

At December 31, 2008, the Company held delinquent mortgage loans on two properties with a carrying value of $32 which were deemed impaired and accordingly, a valuation allowance of $13 was established. At December 31, 2007, the Company held no impaired, restructured, delinquent or in-process-of-foreclosure mortgage loans and therefore had no valuation allowance.

The following table presents commercial mortgage loans by region and property type.

               COMMERCIAL MORTGAGE LOANS ON REAL ESTATE BY REGION

                                                      DECEMBER 31, 2008                           DECEMBER 31, 2007
                                               CARRYING               PERCENT OF           CARRYING               PERCENT OF
                                                VALUE                    TOTAL              VALUE                    TOTAL
--------------------------------------------------------------------------------------------------------------------------------
East North Central                                 $121                     2.5%               $101                     2.4%
Middle Atlantic                                     556                    11.4%                503                    12.1%
Mountain                                            115                     2.3%                101                     2.4%
New England                                         407                     8.3%                348                     8.4%
Pacific                                           1,205                    24.6%                959                    23.0%
South Atlantic                                      665                    13.6%                749                    18.0%
West North Central                                   56                     1.1%                 25                     0.6%
West South Central                                  205                     4.2%                179                     4.3%
Other (1)                                         1,566                    32.0%              1,201                    28.8%
                                               --------                 -------            --------                 -------
                                   TOTAL         $4,896                   100.0%             $4,166                   100.0%
                                               --------                 -------            --------                 -------

(1)  Includes multi-regional properties.

           COMMERCIAL MORTGAGE LOANS ON REAL ESTATE BY PROPERTY TYPE

                                                      DECEMBER 31, 2008                           DECEMBER 31, 2007
                                               CARRYING               PERCENT OF           CARRYING               PERCENT OF
                                                VALUE                    TOTAL              VALUE                    TOTAL
--------------------------------------------------------------------------------------------------------------------------------
Industrial                                         $790                    16.1%               $424                    10.2%
Lodging                                             383                     7.8%                424                    10.2%
Agricultural                                        435                     8.9%                236                     5.7%
Multifamily                                         798                    16.3%                708                    17.0%
Office                                            1,456                    29.8%              1,550                    37.2%
Retail                                              790                    16.1%                702                    16.8%
Other                                               244                     5.0%                122                     2.9%
                                               --------                 -------            --------                 -------
                                   TOTAL         $4,896                   100.0%             $4,166                   100.0%
                                               --------                 -------            --------                 -------

VARIABLE INTEREST ENTITIES ("VIE")

The Company is involved with variable interest entities primarily through its affiliate, Hartford Investment Management Company ("HIMCO") as a collateral manager and as an investor through normal investment activities. The Company's involvement includes providing investment management and administrative services for a fee and holding ownership or other interests as an investor.

VIEs may or may not be consolidated on the Company's consolidated financial statements. When the Company is the primary beneficiary of the VIE, all of the assets and liabilities of the VIE are consolidated into the Company's financial statements. The Company also reports a liability for the portion of the VIE that represents the minority interest of other investors in the VIE. When the Company concludes that it is not the primary beneficiary of the VIE, only the fair value of the Company's interest in the VIE is recorded in the Company's financial statements.

At December 31, 2007, HIMCO was the collateral manager of four VIEs with provisions that allowed for termination if the fair value of the aggregate referenced bank loan portfolio declined below a stated level. These VIEs were market value CLOs that invested in senior secured bank loans through total return swaps. Two of these market value CLOs were consolidated, and two were not consolidated. During the first quarter of 2008, the fair value of the aggregate referenced bank loan portfolio declined below the stated level in all four market value CLOs and the total return swap counterparties terminated the transactions. Three of these CLOs were restructured from market value CLOs to cash flow CLOs without market value triggers and the remaining CLO terminated in January 2009. The Company realized a capital loss of $50, before-tax, from the termination of these CLOs. In connection with the restructurings, the Company purchased interests in two of the resulting VIEs, one of which the Company is the primary beneficiary. These purchases resulted in an increase in the Company's maximum exposure to loss for both consolidated and non-consolidated VIEs.

As of December 31, 2008 and 2007, the Company had relationships with five and six VIEs, respectively, where the Company was the primary beneficiary. The following table sets forth the carrying value of assets and liabilities, and the Company's maximum exposure to loss on these consolidated VIEs.

                                                      DECEMBER 31, 2008            MAXIMUM
                                    TOTAL                   TOTAL                  EXPOSURE
                                    ASSETS             LIABILITIES (1)           TO LOSS (2)
-----------------------------------------------------------------------------------------------
CLOs                                  $339                     $89                    $237
Limited partnerships                   151                      72                      79
Other investments                      249                     103                     166
                                    ------                  ------                  ------
                        TOTAL         $739                    $264                    $482
                                    ------                  ------                  ------

                                                      DECEMBER 31, 2007            MAXIMUM
                                    TOTAL                   TOTAL                  EXPOSURE
                                    ASSETS             LIABILITIES (1)             TO LOSS
-----------------------------  ----------------------------------------------------------------
CLOs                                  $128                     $73                     $74
Limited partnerships                   309                     121                     188
Other investments                      296                     126                     178
                                    ------                  ------                  ------
                        TOTAL         $733                    $320                    $440
                                    ------                  ------                  ------

(1) Creditors have no recourse against the Company in the event of default by the VIE. Includes noncontrolling interest in limited partnerships and other investments of $154 and $242 as of December 31, 2008 and December 31, 2007, respectively, that is reported as a separate component of equity in the Company's Condensed Consolidated Balance Sheet pursuant to SFAS 160.

(2) The Company's maximum exposure to loss represents the maximum loss amount that the Company could recognize as a reduction in net investment income or as a realized capital loss and is the consolidated assets net of liabilities at cost. The Company has no implied or unfunded commitments to these VIEs.

CLOs represent one fund at December 31, 2008, which is a cash flow CLO financed by issuing debt in tranches of varying seniority and is a VIE due to the lack of voting equity in the capital structure. HIMCO provides collateral management services to the CLO and earns a fee for those services and the Company has investments in debt issued by the CLO. Taking those interests into consideration, the Company has performed a quantitative analysis and determined that it will absorb a majority of the expected losses or residual returns in the fund and as a result is the primary beneficiary. Consolidated assets are classified in cash and fixed maturities and consolidated liabilities are classified in other liabilities. At December 31, 2007, CLOs represent two market value CLOs, one of which converted to the cash flow CLO described above and the second which terminated during the fourth quarter of 2008.

At December 31, 2008 and 2007, limited partnerships represent investments in two hedge funds that are financed by issuing equity shares to investors, and are VIEs based on the lack of decision making ability held by the equity investors. The primary source of variability generated by these VIEs is the fund's investment portfolio and that variability is passed to equity holders. The Company holds a majority interest in the equity of the funds and as a result will absorb the majority of the funds expected losses or residual returns and therefore is the primary beneficiary. Consolidated assets and liabilities are classified in other investments and other liabilities, respectively.

Other investments at December 31, 2008 consist of two investment trusts that are financed by issuing beneficial interests that do not have voting rights to investors. The Company holds a majority of the beneficial interests issued by these trusts and as the majority holder, will absorb a majority of expected losses or residual returns and therefore is the primary beneficiary. The Company was not the primary beneficiary of one of those trusts at December 31, 2007. Consolidated assets and liabilities are classified in fixed maturities and other liabilities, respectively. At December 31, 2007, other investments included two investment trusts, one of which has liquidated and the second remains at December 31, 2008.

As of December 31, 2008 and 2007, the Company also held significant variable interests in three and four VIEs, respectively, where the Company is not the primary beneficiary. That determination has been made based on a quantitative analysis of whether the Company will absorb a majority of the expected losses or residual returns of the VIE, considering its variable interests, as well as, those of other variable interest holders. These investments have been held by the Company for two years.

The following table sets forth the carrying value of assets and liabilities that relate to the Company's variable interests in unconsolidated VIEs and the Company's maximum exposure to loss resulting from involvement with those VIEs.

                                                                               MAXIMUM
                                                    DECEMBER 31, 2008          EXPOSURE
                                    ASSETS             LIABILITIES             TO LOSS
-------------------------------------------------------------------------------------------
CLOs                                  $280                 $ --                   $316
CDOs                                     3                   --                     13
                                    ------                 ----                 ------
                    TOTAL (1)         $283                 $ --                   $329
                                    ------                 ----                 ------

                                                                             MAXIMUM
                                                   DECEMBER 31, 2007         EXPOSURE
                                   ASSETS            LIABILITIES             TO LOSS
-----------------------------  ----------------------------------------------------------
CLOs                                 $11                 $ --                    $14
CDOs                                  61                   --                     86
                                    ----                 ----                 ------
                    TOTAL (1)        $72                 $ --                   $100
                                    ----                 ----                 ------

(1) Maximum exposure to loss represents the Company's investment in securities issued by CLOs/CDOs at cost. The Company has no implied or unfunded commitments to these VIEs.

At December 31, 2008, CLOs include one fund that is financed by issuing debt securities in tranches of varying seniority. That fund is a cash flow CLO and a VIE due to the lack of voting equity in its capital structure. The Company holds variable interests through fees earned by HIMCO as the collateral manager and investments in debt issued by the fund with a carrying amount at December 31, 2008 of $280. At December 31, 2007, CLOs represent two market value CLOs, one of which converted to the cash flow CLO described above and the second for which the Company is no longer involved with following its conversion from a market value to a cash flow CLO.

At December 31, 2008 and 2007, CDOs consist of two VIEs that are financed by issuing debt having no voting rights to investors. The Company has variable interests in each CDO by virtue of its investment in that debt and fees received by HIMCO as the collateral manager. The carrying amount of the investment in debt issued by the CDO is $3 at December 31, 2008 and is classified in fixed maturities.

DERIVATIVE INSTRUMENTS

Overview

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards, futures and options through one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread including issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions.

On the date the derivative contract is entered into, the Company designates the derivative as a fair-value hedge, a cash-flow hedge, a foreign-currency hedge, a net investment hedge, or held for other investment and/or risk management purposes.

The Company's derivative transactions are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.

Derivative instruments are recorded in the Consolidated Balance Sheets at fair value and are presented as assets or liabilities as determined by calculating the net position, taking into account income accruals and cash collateral held, for each derivative counterparty by legal entity. The fair value of derivative instruments, excluding income accruals and cash collateral held, are presented as of December 31, as follows:

                                      ASSET VALUES          LIABILITY VALUES
                                    2008          2007     2008           2007
--------------------------------------------------------------------------------
Fixed maturities,
 available-for-sale                   $ --         $ --        $3           $ --
Other investments                    1,122          446        --             --
Reinsurance recoverables             1,302          128        --             --
Other policyholder funds and
 benefits payable                       --            2     9,214            809
Consumer notes                          --           --         5              5
Other liabilities (1)                2,206           --        --            354
                                  --------       ------  --------       --------
                           TOTAL    $4,630         $576    $9,222         $1,168
                                  --------       ------  --------       --------

(1) Included in Other liabilities on the balance sheet is a liability value of $2,531 and $114 related to derivative collateral as of December 31, 2008 and 2007, respectively.

The following table summarizes the derivative instruments used by the Company and the primary hedging strategies to which they relate. Derivatives in the Company's separate accounts are not included because the associated gains and losses accrue directly to policyholders. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value amounts of derivative assets and liabilities are presented on a net basis as of December 31, 2008 and 2007. The total ineffectiveness of all cash-flow, fair-value and net investment hedges and total change in value of other derivative-based strategies which do not qualify for hedge accounting treatment, including periodic derivative net coupon settlements, ("non-qualifying strategies") are presented below on a before-tax basis for the years ended December 31, 2008 and 2007.

                                                                                                    HEDGE INEFFECTIVENESS,
                                            NOTIONAL AMOUNT            FAIR VALUE                         BEFORE-TAX
HEDGING STRATEGY                          2008            2007     2008          2007              2008                 2007
---------------------------------------------------------------------------------------------------------------------------------
CASH-FLOW HEDGES
Interest rate swaps
 Interest rate swaps are primarily
 used to convert interest receipts on
 floating-rate fixed maturity
 securities to fixed rates. These
 derivatives are predominantly used to
 better match cash receipts from
 assets with cash disbursements
 required to fund liabilities
 The Company also enters into forward
 starting swap agreements to hedge the
 interest rate exposure related to the
 purchase of fixed-rate securities or
 the anticipated future cash flows of
 floating-rate fixed maturity
 securities due to changes in the
 benchmark interest rate, London-
 Interbank Offered Rate ("LIBOR").
 These derivatives are primarily
 structured to hedge interest rate
 risk inherent in the assumptions used
 to price certain liabilities
 Interest rate swaps are also used to
 hedge a portion of the Company's
 floating-rate guaranteed investment
 contracts. These derivatives convert
 the floating-rate guaranteed
 investment contract payments to a
 fixed rate to better match the cash
 receipts earned from the supporting
 investment portfolio                      $6,798         $4,019     $422           $73              $7                    2
Foreign currency swaps
 Foreign currency swaps are used to
 convert foreign denominated cash
 flows associated with certain foreign
 denominated fixed maturity
 investments to U.S. dollars. The
 foreign fixed maturities are
 primarily denominated in euros and
 are swapped to minimize cash flow
 fluctuations due to changes in
 currency rates. In addition, foreign
 currency swaps are also used to
 convert foreign denominated cash
 flows associated with certain
 liability payments to U.S. dollars in
 order to minimize cash flow
 fluctuations due to changes in
 currency rates                             1,005          1,226      (21)         (269)              1                   (2)
                                        ---------       --------  -------       -------            ----                 ----
                TOTAL CASH-FLOW HEDGES     $7,803         $5,245     $401         $(196)             $8                 $ --
                                        ---------       --------  -------       -------            ----                 ----
FAIR-VALUE HEDGES
Interest rate swaps
 Interest rate swaps are used to hedge
 the changes in fair value of certain
 fixed rate liabilities and fixed
 maturity securities due to changes in
 the benchmark interest rate, LIBOR.        2,138          3,594      (86)          (38)             (1)                  --
Foreign currency swaps
 Foreign currency swaps are used to
 hedge the changes in fair value of
 certain foreign denominated fixed
 rate liabilities due to changes in
 foreign currency rates                       696            696      (57)           25              --                   --
                                        ---------       --------  -------       -------            ----                 ----
               TOTAL FAIR-VALUE HEDGES     $2,834         $4,290    $(143)         $(13)            $(1)                $ --
                                        ---------       --------  -------       -------            ----                 ----
 TOTAL CASH-FLOW AND FAIR-VALUE HEDGES    $10,637         $9,535     $258         $(209)             $7                 $ --
                                        ---------       --------  -------       -------            ----                 ----

                                                                                                           DERIVATIVE
                                                                                                            CHANGE IN
                                                                                                             VALUE,
                                               NOTIONAL AMOUNT               FAIR VALUE                    BEFORE-TAX
HEDGING STRATEGY                           2008              2007        2008           2007           2008           2007
---------------------------------------------------------------------------------------------------------------------------------
NON-QUALIFYING STRATEGIES
Interest rate swaps, caps, floors, and
forwards
 The Company uses interest rate swaps,
 caps and floors to manage duration
 risk between assets and liabilities
 in certain portfolios. In addition,
 the Company enters into interest rate
 swaps to terminate existing swaps,
 thereby offsetting the changes in
 value of the original swap. As of
 December 31, 2008 and 2007, the
 notional amount of interest rate
 swaps in offsetting relationships was
 $3.9 billion and $1.2 billion,
 respectively.
 The Company may also use interest
 rate forwards to replicate the
 purchase of mortgage-backed
 securities to manage duration risk
 and liquidity                               $5,269            $6,666       $(90)           --              $3           $22
Foreign currency swaps, forwards, and
swaptions
 The Company enters into foreign
 currency swaps and forwards to hedge
 the foreign currency exposures in
 certain of its foreign fixed maturity
 investments
 The Company also enters into foreign
 currency interest rate swaps and
 swaptions to hedge Yen interest rate
 exposures related to certain
 liability contracts sold in Japan              389               199         10            (8)             27            (8)
Credit default swaps that sell credit
protection
 The Company enters into credit
 default swap agreements in which the
 Company assumes credit risk of an
 individual entity, referenced index
 or asset pool. These contracts
 entitle the Company to receive a
 periodic fee in exchange for an
 obligation to compensate the
 derivative counterparty should a
 credit event occur on the part of the
 referenced security issuers. Also
 included are embedded derivatives
 associated with credit linked notes
 with a notional amount of $106 and
 $131 as of December 31, 2008 and
 2007, respectively. The maximum
 potential future exposure to the
 Company is the notional amount of the
 swap contracts, which is $940 and
 $1,849, before-tax, as of December
 31, 2008 and 2007, respectively                940             1,849       (309)         (235)           (313)         (128)

                                                                                                           DERIVATIVE
                                                                                                            CHANGE IN
                                                                                                             VALUE,
                                               NOTIONAL AMOUNT               FAIR VALUE                    BEFORE-TAX
HEDGING STRATEGY                           2008              2007        2008           2007           2008           2007
---------------------------------------------------------------------------------------------------------------------------------
Total return and credit index swaps
 The Company also assumes credit risk
 through total return and credit index
 swaps which reference a specific
 index or collateral portfolio. The
 maximum potential future exposure to
 the Company for the credit index
 swaps is the notional value and for
 the total return swaps is the cash
 collateral associated with the
 transaction, which has termination
 triggers that limit investment
 losses. The Company had no exposure
 to such contracts at December 31,
 2008. As of December 31, 2007, the
 maximum potential future exposure to
 the Company from such contracts was
 $983, before-tax                                --             1,731         --           (62)            (99)          (74)
Credit default swaps that purchase
credit protection
 The Company enters into credit
 default swap agreements in which the
 Company reduces credit risk to an
 individual entity. These contracts
 require the Company to pay a
 derivative counterparty a periodic
 fee in exchange for compensation from
 the counterparty should a credit
 event occur on the part of the
 referenced security issuer. The
 Company enters into these agreements
 as an efficient means to reduce
 credit exposure to specified issuers
 or sectors                                   2,633             3,494        246            56             211            59
Credit default swaps in offsetting
 positions
 The Company enters into credit
 default swap agreements to terminate
 existing credit default swaps,
 thereby offsetting the changes in
 value of the original swap going
 forward.                                     1,453                --         (8)           --              --            --
Japanese fixed annuity hedging
 instruments
 The Company enters into currency rate
 swaps and forwards to mitigate the
 foreign currency exchange rate and
 Yen interest rate exposures
 associated with the Yen denominated
 individual fixed annuity product. The
 associated liability is adjusted for
 changes in spot rates which was $450
 and $(102), before-tax, as of
 December 31, 2008 and 2007,
 respectively, and offsets the
 derivative change in value                   2,334             1,849        383          (115)            487            53

                                                                                                           DERIVATIVE
                                                                                                            CHANGE IN
                                                                                                             VALUE,
                                               NOTIONAL AMOUNT               FAIR VALUE                    BEFORE-TAX
HEDGING STRATEGY                           2008              2007        2008           2007           2008           2007
---------------------------------------------------------------------------------------------------------------------------------
GMWB product derivatives
 The Company offers certain variable
 annuity products with a GMWB rider
 primarily in the U.S and to a lesser
 extent, the U.K The GMWB is a
 bifurcated embedded derivative that
 provides the policyholder with a GRB
 if the account value is reduced to
 zero through a combination of market
 declines and withdrawals. The GRB is
 generally equal to premiums less
 withdrawals. The policyholder also
 has the option, after a specified
 time period, to reset the GRB to the
 then-current account value, if
 greater. The notional value of the
 embedded derivative is the GRB
 balance. For a further discussion,
 see the Derivative Instruments
 section of Note 2                          $48,406           $45,900    $(6,590)        $(715)        $(5,785)        $(670)
GMWB reinsurance contracts
 The Company has entered into
 reinsurance arrangements to offset a
 portion of its risk exposure to the
 GMWB for the remaining lives of
 covered variable annuity contracts.
 Reinsurance contracts covering GMWB
 are accounted for as free-standing
 derivatives. The notional amount of
 the reinsurance contracts is the GRB
 amount                                      11,798            $6,579      1,268           128           1,073           127
GMWB hedging instruments
 The Company enters into derivative
 contracts to partially economically
 hedge exposure to the volatility
 associated with the portion of the
 GMWB liabilities which are not
 reinsured. These derivative contracts
 include customized swaps, interest
 rate swaps and futures, and equity
 swaps, put and call options, and
 futures, on certain indices including
 the S&P 500 index, EAFE index, and
 NASDAQ index                                18,620            21,357      2,664           642           3,374           257
Guaranteed minimum benefit product
reinsurance contracts
 Reinsurance arrangements are used to
 offset the Company's exposure to the
 GMIB and GMAB embedded derivatives
 for the lives of the host variable
 annuity contracts. The reinsurance
 contracts are accounted for as
 free-standing derivative contracts.
 The notional amount of the
 reinsurance contracts is the Yen
 denominated GRB balance value
 converted at the year-end Yen to U.S.
 dollar foreign spot exchange rate           20,192            18,065     (2,582)          (70)         (2,133)         (156)

                                                                                                           DERIVATIVE
                                                                                                            CHANGE IN
                                                                                                             VALUE,
                                               NOTIONAL AMOUNT               FAIR VALUE                    BEFORE-TAX
HEDGING STRATEGY                           2008              2007        2008           2007           2008           2007
---------------------------------------------------------------------------------------------------------------------------------
Equity index swaps, options, and
 futures
 The Company offers certain equity
 indexed products, which may contain
 an embedded derivative that requires
 bifurcation. The Company enters into
 S&P index swaps and options to
 economically hedge the equity
 volatility risk associated with these
 embedded derivatives. In addition,
 the Company is exposed to bifurcated
 options embedded in certain fixed
 maturity investments.
 The Company may also enter into
 equity indexed futures to hedge the
 equity volatility of certain
 liability contracts                            249               149        (14)          (22)            (23)            2
Japan variable annuity hedging
 instruments
 The Company enters into foreign
 currency forward and option contracts
 that convert euros to Yen in order to
 economically hedge the foreign
 currency risk associated with certain
 Japanese variable annuity products             259                --         35            --              40           (10)
Macro hedge program
 The Company utilizes option contracts
 as well as futures contracts to
 partially economically hedge the
 statutory reserve impact of equity
 risk arising primarily from GMDB and
 GMWB obligations against a decline in
 the equity markets.                          2,188               661        137            18              74           (12)
Coinsurance and modified coinsurance
reinsurance contract
 During 2007, a subsidiary insurance
 company entered into a coinsurance
 with funds withheld and modified
 coinsurance reinsurance agreement
 ("Agreement") with an affiliate
 reinsurance company to provide
 statutory surplus relief for certain
 life insurance policies. The
 Agreement is accounted for as a
 financing transaction for GAAP and
 includes a compound embedded
 derivative                                   1,068               655         --            --              --            --
                                        -----------       -----------  ---------       -------       ---------       -------
       TOTAL NON-QUALIFYING STRATEGIES     $115,798          $109,154    $(4,850)        $(383)        $(3,064)        $(538)
                                        -----------       -----------  ---------       -------       ---------       -------
                 TOTAL DERIVATIVES (1)     $126,435          $118,689    $(4,592)        $(592)        $(3,057)        $(538)
                                        -----------       -----------  ---------       -------       ---------       -------

(1) Derivative change in value includes hedge ineffectiveness for cash-flow and fair-value hedges and total change in value, including periodic derivative net coupon settlements, for derivatives in non-qualifying strategies.

Change in Notional Amount

The notional amount of derivatives in cash-flow hedge relationships increased $2.6 billion since December 31, 2007, primarily due to an increase in interest rate swaps used to convert interest receipts on floating-rate securities to fixed rates. The Company increased the notional amount related to this strategy due to the significant decline in variable interest rates during 2008.

The notional amount of derivatives in fair-value hedge relationships decreased $1.5 billion since December 31, 2007, primarily due to a decline in interest rate swaps used to convert interest receipts of fixed-rate securities to floating-rates. The Company decreased the notional amount related to this strategy due to the significant decline in variable interest rates during 2008.

The notional amount of derivatives used in non-qualifying strategies increased $6.6 billion since December 31, 2007, primarily due to the following:

- For a discussion on the increase in notional amount of derivatives associated with GMWB riders refer to Note 3.

- For a discussion on the increase in notional amount of derivatives associated with GMIB reinsured from a related party refer to Note 3.

- The Company increased the notional amount of derivatives associated with the macro hedge program. During the three months ended December 31, 2008, the Company rebalanced its risk management program to place a greater relative emphasis on the protection of statutory surplus. As a result, the Company added the equivalent of $1.9 billion notional of equity futures as part of the macro hedge program to partially economically hedge the statutory reserve impact of equity risk arising primarily from GMDB and GMWB obligations against a decline in the equity markets.

- For a discussion on the decline in notional amount related to derivatives associated with GMAB reinsured from a related party refer to Note 4.

- The notional amount related to credit derivatives declined primarily due to terminations and maturities of credit derivatives, which reduced the overall net credit exposure assumed by the Company through credit derivatives.

Change in Fair Value

The decrease of $4.0 billion in total fair value of derivative instruments since December 31, 2007, was primarily related to the following:

- For a discussion on the decrease in fair value on GMWB related derivatives refer to note 3.

- For a discussion on the decrease in fair value of derivatives associated with the reinsurance of GMIB, GMWB and GMAB reinsured from a related party refer to Note 3.

- The fair value of the Japanese fixed annuity hedging instruments increased primarily due to the Japanese Yen strengthening against the U.S. dollar.

- The fair value of interest rate derivatives increased primarily due to a decline in interest rates as well as an increase in notional amount.

- The fair value of foreign currency swaps hedging foreign fixed rate bonds increased primarily due to the U.S. dollar strengthening against the euro.

Net Realized Capital Gains (Losses)

The total change in value for non-qualifying strategies, including periodic derivative net coupon settlements, are reported in net realized capital gains (losses). For the year ended December 31, 2008, the net realized capital loss of $3.1 billion related to non-qualifying strategies was primarily due to the following:

- For a discussion on the net loss on derivatives associated with GMIB reinsured from a related party refer to Note 3.

- For a discussion on the net loss on derivatives associated with GMWB related hedging derivatives refer to Note 3.

- The net loss on credit default swaps was primarily due to losses on credit derivatives that sell credit protection, partially offset by gains on credit derivatives that purchase credit protection, both resulting from credit spreads widening significantly during the year.

- The gain on the Japanese fixed annuity hedging instruments was primarily a result of the Japanese Yen strengthening against the U.S. dollar.

- The net gain on the macro hedge program was primarily driven by a decline in the equity markets, partially offset by losses due to swap spreads tightening.

For the year ended December 31, 2007, the net realized capital loss of $538 related to non-qualifying strategies was primarily related to the following:

- For a discussion on the net loss associated with GMWB related derivatives refer to Note 3.

- The net loss on credit derivatives, including credit default swaps, credit index swaps, and total return swaps, was a result of credit spreads widening.

- For a discussion on the loss on derivatives associated with GMIB reinsured from a related party refer to Note 3.

- The gain on the Japanese fixed annuity hedging instruments was primarily a result of the Japanese Yen strengthening against the U.S. dollar.

For the year ended December 31, 2008, the Company incurred losses of $39 on derivative instruments due to counterparty default related to the bankruptcy of Lehman Brothers Holdings Inc. These losses were a result of the contractual collateral threshold amounts and open collateral calls in excess of such amounts immediately prior to the bankruptcy filing, as well as interest rate and credit spread movements from the date of the last collateral call to the date of the bankruptcy filing.

For the year ended December 31, 2008 and 2007, the before tax deferred net gains on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months are $3 and ($16), respectively. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to interest income over the term of the investment cash flows. The maximum term over which the Company is hedging its exposure to the variability of future cash flows (for all forecasted transactions, excluding interest payments on existing variable-rate financial instruments) is five years. For the year ended December 31, 2008, the Company had $198, before-tax, of net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring. Of this amount, $202 resulted from the termination of an interest rate swap due to the sale of the related hedged structured security. The interest rate swap was used to convert the LIBOR based floating rate structured security to a fixed rate structured security. For the years ended December 31, 2007 and 2006, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.

CREDIT RISK ASSUMED THROUGH CREDIT DERIVATIVES

The Company enters into credit default swaps that assume credit risk from a single entity, referenced index, or asset pool in order to synthetically replicate investment transactions. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer's debt obligation. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers, baskets of up to five corporate issuers, and diversified portfolios of corporate issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and are typically divided into tranches that possess different credit ratings.

The following table presents the notional amount, fair value, weighted average years to maturity, underlying referenced credit obligation type and average credit ratings, and offsetting notional amount and fair value for credit derivatives in which the Company is assuming credit risk as of December 31, 2008.

                                                                                               AS OF DECEMBER 31, 2008
                                                                                                UNDERLYING REFERENCED
                                                                           WEIGHTED            CREDIT OBLIGATION(S) (1)
                                                                            AVERAGE                             AVERAGE
                                            NOTIONAL       FAIR            YEARS TO                              CREDIT
                                           AMOUNT (2)      VALUE           MATURITY           TYPE               RATING
----------------------------------------------------------------------------------------------------------------------------
CREDIT DERIVATIVE TYPE BY DERIVATIVE
 RISK EXPOSURE
Single name credit default swaps
 Investment grade risk exposure                  $47         $ --            4 years         Corporate                A-
                                                                                                Credit
Below investment grade risk exposure              46          (12)           4 years         Corporate              CCC+
                                                                                                Credit
Basket credit default swaps (4)
 Investment grade risk exposure                1,139         (196)           5 years         Corporate                A-
                                                                                                Credit
 Investment grade risk exposure                  203          (70)          42 years              CMBS               AAA
                                                                                                Credit
 Below investment grade risk exposure            125         (104)           6 years         Corporate               BB+
                                                                                                Credit
Credit linked notes
 Investment grade risk exposure                  106           95            2 years         Corporate              BBB+
                                                                                                Credit
                                            --------      -------
                                 TOTAL        $1,666        $(287)
                                            --------      -------


                                           OFFSETTING      OFFSETTING
                                            NOTIONAL          FAIR
                                           AMOUNT (3)      VALUE (3)
--------------------------------------  ------------------------------
CREDIT DERIVATIVE TYPE BY DERIVATIVE
 RISK EXPOSURE
Single name credit default swaps
 Investment grade risk exposure                $35             $(9)

Below investment grade risk exposure            --              --

Basket credit default swaps (4)
 Investment grade risk exposure                489               8

 Investment grade risk exposure                203              70

 Below investment grade risk exposure           --              --

Credit linked notes
 Investment grade risk exposure                 --              --

                                            ------            ----
                                 TOTAL        $727             $69
                                            ------            ----

(1) The average credit ratings are based on availability and the midpoint of the applicable ratings among Moody's, S&P, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

(2) Notional amount is equal to the maximum potential future loss amount. There is no specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

(3) The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of or losses paid related to the original swap.

(4) Includes $1.3 billion of standard market indices of diversified portfolios of corporate issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index. Also includes $175 of customized diversified portfolios of corporate issuers.

SECURITIES LENDING AND COLLATERAL ARRANGEMENTS

The Company participates in securities lending programs to generate additional income, whereby certain domestic fixed income securities are loaned for a specified period of time from the Company's portfolio to qualifying third parties, via two lending agents. Borrowers of these securities provide collateral of 102% of the market value of the loaned securities and can return the securities to the Company for cash at varying maturity dates. Acceptable collateral may be in the form of cash or U.S. government securities. The market value of the loaned securities is monitored and additional collateral is obtained if the market value of the collateral falls below 100% of the market value of the loaned securities. Under the terms of securities lending programs, the lending agent indemnifies the Company against borrower defaults. As of December 31, 2008 and 2007, the fair value of the loaned securities was approximately $1.8 billion and $2.1 billion, respectively, and was included in fixed maturities and short-term investments in the consolidated balance sheets. As of December 31, 2008, the Company had received collateral against the loaned securities in the amount of $1.8 billion. The Company earns income from the cash collateral or receives a fee from the borrower. The Company recorded before-tax income from securities lending transactions, net of lending fees, of $18 and $6 for the years ended December 31, 2008 and 2007, respectively, which was included in net investment income.

The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2008 and 2007, collateral pledged having a fair value of $821 and $355, respectively, was included in fixed maturities in the consolidated balance sheets.

The classification and carrying amount of the loaned securities and the derivative instrument collateral pledged were as follows:

                                                              DECEMBER 31,
                                                           2008           2007
--------------------------------------------------------------------------------
LOANED SECURITIES AND COLLATERAL PLEDGED
ABS                                                          $ --             $4
CMOs                                                           --             21
CMBS                                                           --            244
Corporate                                                   1,386          1,554
MBS                                                           374            221
Government/Government Agencies
 Foreign                                                       --             14
 United States                                                215            303
Short-term                                                    617              1
Preferred stock                                                 9             53
                                                         --------       --------
                                                  TOTAL    $2,601         $2,415
                                                         --------       --------

As of December 31, 2008 and 2007, the Company had accepted collateral relating to securities lending programs and derivative instruments consisting of cash, U.S. government and U.S. government agency securities with a fair value of $5.6 billion and $3.3 billion, respectively. At December 31, 2008 and 2007, cash collateral of $5.1 billion and $3.1 billion, respectively, was invested and recorded in the consolidated balance sheets in fixed maturities and short-term investments with a corresponding amount predominately recorded in other liabilities. Included in this cash collateral was $3.3 billion and $290 for derivative cash collateral as of December 31, 2008 and 2007, respectively. In accordance with FSP FIN 39-1, a portion of the liability associated with the derivative cash collateral was reclassed out of other liabilities and into a receivable in other assets of $507 and $175 as of December 31, 2008 and 2007, respectively. For further discussion on the adoption of FSP FIN 39-1, see Note
2. The Company is only permitted by contract to sell or repledge the noncash collateral in the event of a default by the counterparty. The Company incurred counterparty default losses related to the bankruptcy of Lehman Brothers Holdings Inc. for the year ended December 31, 2008, and no counterparty default losses for the year ended December 31, 2007. As of December 31, 2008 and 2007, noncash collateral accepted was held in separate custodial accounts.

SECURITIES ON DEPOSIT WITH STATES

The Company is required by law to deposit securities with government agencies in states where it conducts business. As of December 31, 2008 and 2007, the fair value of securities on deposit was approximately $15 and $14, respectively.

5. REINSURANCE

The Company cedes insurance to other insurers in order to limit its maximum losses and to diversify its exposures and provide surplus relief. Such transfers do not relieve the Company of its primary liability under policies it wrote and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers and is a member of and participates in several reinsurance pools and associations. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.

As of December 31, 2008 the Company's reinsurance-related concentrations of credit risk greater than 10% of the Company's stockholder's equity are as follows:

                                                                  REINSURANCE
                                                                  RECOVERABLE
--------------------------------------------------------------------------------
Transamerica Financial Life Insurance Company                         $736
Connecticut General Life Insurance Company                            $539

In accordance with normal industry practice, the Company is involved in both the cession and assumption of insurance with other insurance and reinsurance companies. As of December 31, 2008 and 2007, the Company's policy for the largest amount retained on any one life by any Company comprising the life operations was $10. For further discussion on ceded reinsurance, see Reinsurance in the Capital Markets Risk Management section of the MD&A.

Insurance fees, earned premiums and other were comprised of the following:

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                       2008           2007           2006
--------------------------------------------------------------------------------
Gross fee income, earned premiums
 and other                             $5,773         $6,134         $5,128
Reinsurance assumed                        48             13             19
Reinsurance ceded                        (682)          (694)          (719)
                                     --------       --------       --------
NET FEE INCOME, EARNED PREMIUMS AND
                              OTHER   $ 5,139        $ 5,453        $ 4,428
                                     --------       --------       --------

The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements. Yearly renewable term and coinsurance arrangements result in passing all or a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate amount of the premiums less an allowance for commissions and expenses and is liable for a corresponding proportionate amount of all benefit payments. Modified coinsurance is similar to coinsurance except that the cash and investments that support the liabilities for contract benefits are not transferred to the assuming company, and settlements are made on a net basis between the companies. Coinsurance with funds withheld is a form of coinsurance except that the investment assets that support the liabilities are withheld by the ceding company. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance contracts, which reduce death and other benefits were $465, $285 and $241 for the years ended December 31, 2008, 2007 and 2006, respectively. The Company also assumes reinsurance from other insurers.

In addition, the Company reinsures a portion of U.S minimum death benefit guarantees as well as guaranteed minimum withdrawal benefits.

The Company maintains certain reinsurance agreements with HLA, whereby the Company cedes both group life and group accident and health risk. Under these treaties, the Company ceded group life premium of $148, $132 and $166 in 2008, 2007 and 2006, respectively, and accident and health premium of $236, $243 and $259, respectively, to HLA.

6. DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS

Changes in deferred policy acquisition costs and present value of future profits is as follows:

                                       2008           2007           2006
--------------------------------------------------------------------------------
BALANCE, JANUARY 1, BEFORE
 CUMULATIVE EFFECT OF ACCOUNTING
 CHANGE, PRE-TAX                      $ 8,601        $ 7,474        $ 7,198
Cumulative effect of accounting
 change, pre-tax (SOP05-1)                 --            (20)            --
BALANCE, JANUARY 1, AS ADJUSTED         8,601          7,454          7,198
Deferred costs                          1,258          1,557          1,457
Amortization -- Deferred policy
 acquisitions costs and present
 value of future profits                 (509)          (907)        (1,096)
Amortization -- Unlock, pre-tax (1)    (1,111)           302           (142)
Adjustments to unrealized gains and
 losses on securities
 available-for-sale and other           1,747            194             57
Effect of currency translation            (42)            --             --
                                     --------       --------       --------
BALANCE, DECEMBER 31                  $ 9,944        $ 8,601        $ 7,474
                                     --------       --------       --------

(1)  For a discussion of unlock effects, see Unlock Results in Note 1.

Estimated future net amortization expense of present value of future profits for the succeeding five years is as follows.

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------
2009                                                                         $26
2010                                                                         $24
2011                                                                         $21
2012                                                                         $20
2013                                                                         $18

7. GOODWILL AND OTHER INTANGIBLE ASSETS

As of December 31, 2008 and December 31, 2007, the carrying amount of goodwill for the Company's Individual Annuity, Other Retail, Retirement Plans and Individual Life reporting units was:

                                           DECEMBER 31,         DECEMBER 31,
                                               2008                 2007
--------------------------------------------------------------------------------
REPORTING UNIT
Individual Annuity                              $ --                  $184
Other Retail                                     159                   159
Retirement Plans                                  79                    --
Individual Life                                  224                   224
                                               -----               -------
                                 TOTAL          $462                  $567
                                               -----               -------

In 2008, the Company completed three acquisitions that resulted in additional goodwill of $79 in the Retirement Plans reporting unit.

The Company's interim goodwill impairment test performed in accordance with SFAS No. 142 "Goodwill and Other Intangible Assets", and in connection with the preparation of our year end 2008 financial statements, resulted in a pre-tax impairment charge of $184 in the Individual Annuity reporting unit. The impairment charge taken in 2008 was primarily due to the Company's estimate of the Individual Annuity reporting unit's fair value falling significantly below its book value. The fair value of this reporting unit declined as the statutory and capital risks associated with the death and living benefit guarantees sold with products offered by this reporting unit increased. These concerns had a comparable impact on The Hartford's share price. The determination of fair value for the Individual Annuity reporting unit incorporated multiple inputs including discounted cash flow calculations, market participant assumptions and The Hartford's share price. No goodwill impairment charges were recorded for the year ended December 31, 2007 or as a result of the Company's 2008 annual goodwill impairment tests.

The following table shows the Company's acquired intangible assets that continue to be subject to amortization and aggregate amortization expense, net of interest accretion, if any. Acquired intangible assets are included in other assets in the consolidated balance sheet. Except for goodwill, the Company has no intangible assets with indefinite useful lives.

                                                                  2008                                     2007
                                                     GROSS               ACCUMULATED          GROSS               ACCUMULATED
                                                    CARRYING                 NET             CARRYING                 NET
                                                     AMOUNT              AMORTIZATION         AMOUNT              AMORTIZATION
---------------------------------------------------------------------------------------------------------------------------------
ACQUIRED INTANGIBLE ASSETS
Servicing intangibles                                  $14                     $1              $ --                   $ --
Other                                                    1                     --                --                     --
                                                      ----                   ----              ----                   ----
               TOTAL ACQUIRED INTANGIBLE ASSETS        $15                     $1              $ --                   $ --
                                                      ----                   ----              ----                   ----

In 2008, the Company completed three acquisitions that resulted in additional acquired intangible assets of $15 in servicing intangibles and other.

Net amortization expense for the years ended December 31, 2008, 2007 and 2006 was $1, $0 and $0, respectively, and included in other expense in the consolidated statement of operations. As of December 31, 2008, the weighted average amortization period was 20 years for servicing intangibles, 20 years for other and 20 years for total acquired intangible assets.

The following is detail of the net acquired intangible asset activity for the year ended December 31, 2008

                                    SERVICING
                                   INTANGIBLES        OTHER           TOTAL
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
 2008
BALANCE, BEGINNING OF YEAR             $ --            $ --            $ --
Acquisition of business                  14               1              15
Amortization, net of the
 accretion of interest                   (1)             --              (1)
                                       ----            ----            ----
         BALANCE, ENDING OF YEAR        $13             $ 1             $14
                                       ----            ----            ----

Estimated future net amortization expense for the succeeding five years is as follows:

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------
2009                                                                          $1
2010                                                                           1
2011                                                                           1
2012                                                                           1
2013                                                                           1
--------------------------------------------------------------------------------

For a discussion of present value of future profits that continue to be subject to amortization and aggregate amortization expense, see Note 6.

8. SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES

The Company records the variable portion of individual variable annuities, 401(k), institutional, 403(b)/457, private placement life and variable life insurance products within separate account assets and liabilities. Separate account assets are reported at fair value. Separate account liabilities are set equal to separate account assets. Separate account assets are segregated from other investments. Investment income and gains and losses from those separate account assets, which accrue directly to, and whereby investment risk is borne by the policyholder, are offset by the related liability changes within the same line item in the consolidated statements of operations. The fees earned for administrative and contract holder maintenance services performed for these separate accounts are included in fee income. During 2008, 2007 and 2006, there were no gains or losses on transfers of assets from the general account to the separate account.

Many of the variable annuity and universal life ("UL") contracts issued by the Company offer various guaranteed minimum death and withdrawal benefits and UL secondary guarantee benefits. UL secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. Guaranteed minimum death benefits are offered in various forms as described in further detail throughout this Note 8. The Company currently reinsures a portion of the death benefit guarantees associated with its in-force block of business. The Company also assumes, through reinsurance, minimum death, income, withdrawal and accumulation benefits offered by an affiliate.

Changes in the gross GMDB and UL secondary guarantee benefits sold with annuity and/or UL products accounted for and collectively known as "SOP 03-1 reserve liabilities" are as follows:

                                                                 UL SECONDARY
                                                GMDB (1)        GUARANTEES (1)
--------------------------------------------------------------------------------
LIABILITY BALANCE AS OF JANUARY 1, 2008           $ 531              $ 19
Incurred                                            231                21
Unlock                                              389                --
Paid                                               (269)               --
                                                 ------              ----
LIABILITY BALANCE AS OF DECEMBER 31, 2008          $882               $40
                                                 ------              ----

(1) The reinsurance recoverable asset related to the GMDB was $593 as of December 31, 2008. The reinsurance recoverable asset related to the UL Secondary Guarantees was $16 as of December 31, 2008.

                                                                UL SECONDARY
                                               GMDB (1)        GUARANTEES (1)
--------------------------------------------------------------------------------
LIABILITY BALANCE AS OF JANUARY 1, 2007          $ 476                 7
Incurred                                           144                12
Unlock                                              (4)               --
Paid                                               (85)               --
                                                ------               ---
LIABILITY BALANCE AS OF DECEMBER 31, 2007        $ 531                19
                                                ------               ---

(1) The reinsurance recoverable asset related to the GMDB was $325 as of December 31, 2007. The reinsurance recoverable asset related to the UL Secondary Guarantees was $10 as of December 31, 2007.

The net SOP 03-1 reserve liabilities are established by estimating the expected value of net reinsurance costs and death benefits in excess of the projected account balance. The excess death benefits and net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments. The SOP 03-1 reserve liabilities are recorded in reserve for future policy benefits in the Company's consolidated balance sheets. Changes in the SOP 03-1 reserve liabilities are recorded in benefits, losses and loss adjustment expenses in the Company's consolidated statements of operations. In a manner consistent with the Company's accounting policy for deferred acquisition costs, the Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised. As described within the Unlock and

Results in Note 1, the Company Unlocked its assumptions related to its SOP 03-1 reserves during the third quarter of 2008 and 2007.

The determination of the SOP 03-1 reserve liabilities and their related reinsurance recoverables, are based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following assumptions were used as of December 31, 2008:

GMDB:

- 1000 stochastically generated investment performance scenarios for all issue years

- For all issue years, the weighted average return is 8.3%; it varies by asset class with a low of 3% for cash and a high of 9% for aggressive equities.

- Discount rate of 7.5% for issue year 2002 & prior; discount rate of 7% for issue year 2003 & 2004 and discount rate of 5.6% for issue year 2005 -- 2008.

- Volatilities also vary by asset class with a low of 1% for cash, a high of 15% for aggressive equities, and a weighted average of 11%.

- 100% of the Hartford experience mortality table was used for the mortality assumptions

- Lapse rates by calendar year vary from a low of 8% to a high of 11%, with an average of 10%

UL SECONDARY GUARANTEES:

- Discount rate of 4.75% for issue year 2004, discount rate of 4.5% for issue year 2005 & 2006, discount rate of 4.25% for issue year 2007 and discount rate of 3.5% for issue year 2008.

-   100% of the Hartford pricing mortality table for mortality assumptions.

- Lapse rates for single life policies average 4% in policy years 1-10, declining to 0% by age 95. Lapse rate for last survivor policies declining to 0.5% by age 91.

The following table provides details concerning GMDB exposure as of December 31, 2008:

 BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY GMDB TYPE AT DECEMBER 31, 2008

                                                                                          RETAINED           WEIGHTED AVERAGE
                                                      ACCOUNT       NET AMOUNT           NET AMOUNT            ATTAINED AGE
MAXIMUM ANNIVERSARY VALUE (MAV) (1)                    VALUE          AT RISK            AT RISK (8)           OF ANNUITANT
---------------------------------------------------------------------------------------------------------------------------------
MAV only                                               $25,961         $14,743               $5,019                  66
With 5% rollup (2)                                       1,858           1,153                  481                  65
With Earnings Protection Benefit Rider (EPB) (3)         5,068           2,447                  241                  62
With 5% rollup & EPB                                       742             400                   75                  65
                                                     ---------       ---------            ---------                 ---
                                          TOTAL MAV     33,629          18,743                5,816
Asset Protection Benefit (APB) (4)                      25,601           9,166                6,019                  63
Lifetime Income Benefit (LIB) (5)                        1,137             487                  487                  61
Reset (6) (5-7 years)                                    3,440           1,190                1,189                  67
Return of Premium (7)/Other                             17,321           3,889                3,638                  58
                                                     ---------       ---------            ---------                 ---
                                              TOTAL    $81,128         $33,475              $17,149                  63
                                                     ---------       ---------            ---------                 ---

(1) MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

(2) Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

(3) EPB: the death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract's growth. The contract's growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

(4) APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

(5) LIB: the death benefit is the greatest of current account value, net premiums paid, or for certain contracts a benefit amount that ratchets over time, generally based on market performance.

(6) Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

(7) Return of premium: the death benefit is the greater of current account value and net premiums paid.

(8) Net amount at risk and retained net amount at risk are highly sensitive to equity market movements. For example, as equity market declines, net amount at risk and retained net amount at risk will generally increase.

See Note 1 for a description of the Company's guaranteed living benefits that are accounted for at fair value.

9. SALES INDUCEMENTS

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual and group annuity products. The expense associated with offering a bonus is deferred and amortized over the life of the related contract in a pattern consistent with the amortization of deferred policy acquisition costs. Amortization expense associated with expenses previously deferred is recorded over the remaining life of the contract. Consistent with the Company's Unlock, the Company unlocked the amortization of the sales inducement asset. See Note 1, for more information concerning the Unlock.

Changes in deferred sales inducement activity were as follows for the year ended December 31:

                                                         2008         2007
--------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                              $459         $402
Cumulative effect of accounting change, pre-tax (SOP
 05-1)                                                                   (1)
                                                        ------       ------
                       BALANCE, JANUARY 1, AS ADJUSTED     459          401
                                                        ------       ------
Sales inducements deferred                                 137          103
Unlock                                                     (43)          --
Amortization charged to income                             (21)         (49)
                                                        ------       ------
                                BALANCE, END OF PERIOD    $533        $ 459
                                                        ------       ------

10. COMMITMENTS AND CONTINGENCIES

LITIGATION

The Company is involved in claims litigation arising in the ordinary course of business, both as a liability insurer defending or providing indemnity for third-party claims brought against insureds and as an insurer defending coverage claims brought against it. The Company accounts for such activity through the establishment of unpaid loss and loss adjustment expense reserves. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.

The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. These actions include, among others, putative state and federal class actions seeking certification of a state or national class. Such putative class actions have alleged, for example, improper sales practices in connection with the sale of life insurance and other investment products; and improper fee arrangements in connection with investment products and structured settlements. The Company also is involved in individual actions in which punitive damages are sought, such as claims alleging bad faith in the handling of insurance claims. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

BROKER COMPENSATION LITIGATION -- Following the New York Attorney General's filing of a civil complaint against Marsh & McLennan Companies, Inc., and Marsh, Inc. (collectively, "Marsh") in October 2004 alleging that certain insurance companies, including The Hartford, participated with Marsh in arrangements to submit inflated bids for business insurance and paid contingent commissions to ensure that Marsh would direct business to them, private plaintiffs brought several lawsuits against The Hartford predicated on the allegations in the Marsh complaint, to which The Hartford was not party. Among these is a multidistrict litigation in the United States District Court for the District of New Jersey. There are two consolidated amended complaints filed in the multidistrict litigation, one related to conduct in connection with the sale of property-casualty insurance and the other related to alleged conduct in connection with the sale of group benefits products. The Company is named in the group benefits products complaint. The complaints assert, on behalf of a putative class of persons who purchased insurance through broker defendants, claims under the Sherman Act, the Racketeer Influenced and Corrupt Organizations Act ("RICO"), state law, and in the case of the group benefits products complaint, claims under the Employee Retirement Income Security Act of 1974 ("ERISA"). The claims are predicated upon allegedly undisclosed or otherwise improper payments of contingent commissions to the broker defendants to steer business to the insurance company defendants. The district court has dismissed the Sherman Act and RICO claims in both complaints for failure to state a claim and has granted the defendants' motions for summary judgment on the ERISA claims in the group-benefits products complaint. The district court further has declined to exercise supplemental jurisdiction over the state law claims, has dismissed those state law claims without prejudice, and has closed both cases. The plaintiffs have appealed the dismissal of claims in both consolidated amended complaints, except the ERISA claims.

REGULATORY DEVELOPMENTS --

On July 23, 2007, The Hartford entered into an agreement (the "Agreement") with the New York Attorney General's Office, the Connecticut Attorney General's Office, and the Illinois Attorney General's Office to resolve (i) the previously disclosed investigations by these Attorneys General regarding, among other things, The Hartford's compensation agreements with brokers, alleged participation in arrangements to submit inflated bids, Compensation arrangements in connection with the administration of workers compensation plans and reporting of workers compensation premiums participants in finite reinsurance transactions sale of fixed and individual annuities used to fund structured settlements, and marketing and sale of individual and group variable annuity products and (ii) the previously disclosed investigation by the New York Attorney General's Office of aspects of The Hartford's variable annuity and mutual fund operations related to market timing. In light of the Agreement, the Staff of the Securities and Exchange Commission has informed The Hartford that it has determined to conclude its previously disclosed investigation into market timing without recommending any enforcement action. Under the terms of the Agreement, The Hartford paid $115, of which $84 represents restitution for market timing, $5 represents restitution for issues relating to the compensation of brokers, and $26 is a civil penalty.

Hartford Life recorded charges of $54, after-tax, in the aggregate, none of which was attributed to the Company, through the first quarter of 2007 to establish a reserve for the market timing matters and, based on the settlement discussed above, Hartford Life recorded an additional charge of $21, after-tax, in the second quarter of 2007. In the second quarter of 2007, $75, after-tax, representing all of the charges that had been recorded at Hartford Life, was attributed to and recorded at the Company.

COMMITMENTS

The rent paid to Hartford Fire for operating leases entered into by the Company was $14, $27 and $35 for the years ended December 31, 2008, 2007 and 2006, respectively. Included in Hartford Fire's operating leases are the principal executive offices of Hartford Life Insurance Company, together with its parent, which are located in Simsbury, Connecticut. Rental expense for the facility located in Simsbury, Connecticut, which expired on December 31, 2008, as this operating lease has been be replaced by a capital lease between its parent Company HLA and Hartford Fire Insurance Company, amounted to approximately $0, $6 and $27 for the years ended December 31, 2008, 2007 and 2006, respectively.

Future minimum rental commitments on all operating leases are as follows:

2009                                                                          10
2010                                                                           7
2011                                                                           5
2012                                                                           4
2013                                                                           2
Thereafter                                                                     1
                                                                             ---
                                                                      TOTAL   29
                                                                             ---

TAX MATTERS

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). During 2008, the IRS completed its examination of the Company's U.S. income tax returns for 2002 through 2003. The Company received notification of the approval by the Joint Committee on Taxation of the results of the examination subsequent to December 31, 2008. The examination will not have a material effect on the Company's net income or financial position. The 2004 through 2006 examination began during 2008, and is expected to close by the end of 2010. In addition, the Company is working with the IRS on a possible settlement of an issue related to prior periods which, if settled, may result in the booking of tax benefits in 2009. Such benefits are not expected to be material to the Company's net income or financial position. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.

The separate account dividends-received deduction ("DRD") is estimated for the current year using information from the prior year-end, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments. The estimated DRD was updated in the third quarter for the provision-to-filed-return adjustments, and in the fourth quarter based on current year ultimate mutual fund distributions and fee income from the Company's variable insurance products. The actual current year DRD varied from earlier estimates based on, but not limited to, changes in eligible dividends received by the mutual funds, amounts of distributions from these mutual funds, amounts of short-term capital gains and asset values at the mutual fund level and the Company's taxable income before the DRD. Given recent financial markets' volatility, the Company intends to review its DRD computations on a quarterly basis, beginning 2009. The Company recorded benefits of $176, $155 and $174 related to the separate account DRD in the years ended December 31, 2008, December 31, 2007 and December 31, 2006, respectively. The 2008 benefit included a benefit of $9 related to a true-up of the prior year tax return, the 2007 benefit included a charge of $1 related to a true-up of the prior year tax return, and the 2006 benefit included a benefit of $6 related to true-ups of the prior years' tax returns.

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the DRD on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued in August 2007 that purported to change accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS may ultimately propose for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company receives. Management believes that it is highly likely that any such regulations would apply prospectively only.

The Company receives a foreign tax credit ("FTC") against its U.S. tax liability for foreign taxes paid by the Company including payments from its separate account assets. The separate account FTC is estimated for the current year using information from the most recent filed return, adjusted for the change in the allocation of separate account investments to the international equity markets during the current year. The actual current year FTC can vary from the estimates due to actual FTCs passed through by the mutual funds. The Company recorded benefits of $16, $11 and $17 related to separate account FTC in the years ended December 31, 2008, December 31, 2007 and December 31, 2006 respectively. These amounts included benefits related to true-ups of prior years' tax returns of $4, $0 and $7 in 2008, 2007 and 2006, respectively.

UNFUNDED COMMITMENTS

At December 31, 2008, the Company has outstanding commitments totaling approximately $610, of which approximately $539 is committed to fund limited partnership investments. These capital commitments can be called by the partnership during the commitment period (on average two to five years) to fund the purchase of new investments and partnership expenses. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitment but may elect to do so. The remaining outstanding commitments are primarily related to various funding obligations associated with investments in mortgage and construction loans. These have a commitment period of one month to three years.

GUARANTY FUND AND OTHER INSURANCE-RELATED ASSESSMENTS

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state's fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.

The Company accounts for guaranty fund and other insurance assessments in accordance with Statement of Position No. 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". Liabilities for guaranty fund and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2008 and 2007, the liability balance was $4 and $4, respectively. As of December 31, 2008 and 2007, $11 and $12, respectively, related to premium tax offsets were included in other assets.

11. INCOME TAX

The Company is included in the Hartford's consolidated Federal income tax return. The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain tax adjustments, is consistent with the "parent down" approach. Under this approach, the Company's deferred tax assets and tax attributes are considered realized by it so long as the group is able to recognize (or currently use) the related deferred tax asset or attribute. Thus the need for a valuation allowance is determined at the consolidated return level rather then at the level of the individual entities comprising the consolidated group.

Income tax expense (benefit) is as follows:

                                                    FOR THE YEARS ENDED
                                                       DECEMBER 31,
                                             2008           2007          2006
--------------------------------------------------------------------------------
INCOME TAX EXPENSE (BENEFIT)
Current -- U.S. Federal                        $(686)         $177          $170
                                           ---------       -------       -------
Deferred -- U.S. Federal Excluding NOL
 Carryforward                                   (776)           75            12
    -- Net Operating Loss Carryforward          (719)           --            --
                                           ---------       -------       -------
                           TOTAL DEFERRED     (1,495)           75            12
                                           ---------       -------       -------
       TOTAL INCOME TAX EXPENSE (BENEFIT)    $(2,181)         $252          $182
                                           ---------       -------       -------

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

                                                FOR THE YEARS ENDED
                                                   DECEMBER 31,
                                          2008           2007         2006
--------------------------------------------------------------------------------
Tax provision at the U.S. federal
 statutory rate                           $(2,007)        $398         $369
Dividends received deduction                 (176)        (155)        (174)
Penalties                                      --            7           --
Foreign related investments                     3           (4)          (8)
Other                                          (1)           6           (5)
                                        ---------       ------       ------
                                 TOTAL    $(2,181)        $252         $182
                                        ---------       ------       ------

Deferred tax assets (liabilities) include the following as of December 31:

                                                    2008            2007
--------------------------------------------------------------------------------
DEFERRED TAX ASSETS
Tax basis deferred policy acquisition costs            $660            $682
Net unrealized loss on investments                    2,924             293
Investment-related items                              2,424             460
Depreciable & Amortizable assets                         64              74
NOL Carryover                                           768              19
Minimum tax credit                                      241             254
Capital Loss Carryforward                                24              --
Foreign tax credit carryovers                            18              --
Other                                                    19              18
                                                  ---------       ---------
                       TOTAL DEFERRED TAX ASSETS      7,142           1,800
Valuation Allowance                                     (49)            (19)
                                                  ---------       ---------
NET DEFERRED TAX ASSETS                               7,093           1,781
                                                  ---------       ---------
Financial statement deferred policy acquisition
 costs and reserves                                  (3,614)         (1,910)
Employee benefits                                       (35)            (26)
                                                  ---------       ---------
                  TOTAL DEFERRED TAX LIABILITIES     (3,649)         (1,936)
                                                  ---------       ---------
            TOTAL DEFERRED TAX ASSET (LIABILITY)     $3,444           $(155)
                                                  ---------       ---------

The Company had current federal income tax receivable of $566 and $63 as of December 31, 2008 and 2007, respectively.

In management's judgment, the net deferred tax asset will more likely than not be realized. Included in the total deferred tax asset is a deferred tax asset of $768 with respect to net operating losses of $2,233, consisting of U.S. losses of $2,054, which expire from 2012-2023, and foreign losses of $179, which have no expiration. A valuation allowance of $49 has been recorded which relates to foreign operations. No valuation allowance has been recognized for realized or unrealized loss amounts, as the Company either has available tax-planning strategies that are prudent and feasible, or has the ability and intent to hold securities until their recovery.

If the Company were to follow a "separate entity" approach, it would have to record a valuation allowance of $324 related to realized capital losses. In addition, the current tax benefit related to any of the Company's tax attributes realized by virtue of its inclusion in The Hartford's consolidated tax return would have been recorded directly to surplus rather than income. These benefits were $500, $0 and $0 for 2008, 2007 and 2006, respectively.

The Company or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2004. During 2008, the Internal Revenue Service ("IRS") completed its examination of the Company's U.S. income tax returns for 2002 through 2003. The Company received notification of the approval by the Joint Committee on Taxation of the results of the examination subsequent to December 31, 2008. The examination will not have a material effect on the Company's net income or financial position. The 2004 through 2006 examination began during 2008, and is expected to close by the end of 2010. In addition, the Company is working with the IRS on a possible settlement of an issue related to prior periods which if settled, may result in the booking of tax benefits in 2009. Such benefits are not expected to be material to the Company's net income or financial position or in the balance of uncertain tax positions.

12. DEBT

CONSUMER NOTES

On September 8, 2006, Hartford Life Insurance Company filed a shelf registration statement with the SEC (Registration Statement No. 333-137215), effective immediately, for the offering and sale of Hartford Life Income Notes SM and Hartford Life medium-term notes (collectively called "Consumer Notes"). There are no limitations on the ability to issue additional indebtedness in the form of Hartford Life Income Notes SM and Hartford Life medium-term notes.

Institutional began issuing consumer notes through its Retail Investor Notes Program in September 2006. A consumer note is an investment product distributed through broker-dealers directly to retail investors as medium-term, publicly traded fixed or floating rate, or a combination of fixed and floating rate, notes. Consumer notes are part of the Company's spread-based business and proceeds are used to purchase investment products, primarily fixed rate bonds. Proceeds are not used for general operating purposes. Consumer notes maturities may extend up to 30 years and have contractual coupons based upon varying interest rates or indexes (e.g. consumer price index) and may include a call provision that allows the Company to extinguish the notes prior to its scheduled maturity date. Certain consumer notes may be redeemed by the holder in the event of death. Redemptions are subject to certain limitations, including calendar year aggregate and individual limits. The aggregate limit is equal to the greater of $1 or 1% of the aggregate principal amount of the notes as of the end of the prior year. The individual limit is $250 thousand per individual. Derivative instruments are utilized to hedge the Company's exposure to market risks in accordance with Company policy.

As of December 31, 2008 and 2007, $1,210 and $ 809, respectively, of consumer notes were outstanding. As of December 31, 2008, these consumer notes have interest rates ranging from 4.0% to 6.3% for fixed notes and, for variable notes, based on December 31, 2008 rates, either consumer price index plus 80 to 267 basis points, or indexed to the S&P 500, Dow Jones Industrials, foreign currency, or the Nikkei 225. The aggregate maturities of Consumer Notes are as follows: $11 in 2009, $30 in 2010, $131 in 2011, $291 in 2012 and $751
thereafter. For 2008 and 2007, interest credited to holders of consumer notes was $ 59 and $11, respectively. During 2008, the Company made the decision to discontinue future issuances of consumer notes, this decision does not impact consumer notes currently outstanding.

13. STATUTORY RESULTS

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition costs and limit deferred income taxes, life benefit reserves predominately use interest rate and mortality assumptions prescribed by the NAIC, bonds are generally carried at amortized cost and reinsurance assets and liabilities are presented net of reinsurance.

The statutory net income amounts for the years ended December 31, 2007 and 2006, and the statutory capital and surplus amounts as of December 31, 2007 and 2006 in the table below are based on actual statutory filings with the applicable regulatory authorities. The statutory net income amounts for the year ended December 31, 2008 the statutory capital and surplus amounts as of December 31, 2008 are estimates, as the respective 2008 statutory filings have not yet been made.

                                                    FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                              2008          2007          2006
--------------------------------------------------------------------------------
Statutory net income                         $(2,533)         $255          $777
                                            --------       -------       -------
Statutory capital and surplus                 $4,073        $4,448        $3,276
                                            --------       -------       -------

The Company has received approval from the Connecticut Insurance Department regarding the use of two permitted practices in its statutory financial statements and those of its Connecticut-domiciled life insurance subsidiaries as of December 31, 2008. The first permitted practice relates to the statutory accounting for deferred income taxes. Specifically, this permitted practice modifies the accounting for deferred income taxes prescribed by the NAIC by increasing the realization period for deferred tax assets from one year to three years and increasing the asset recognition limit from 10% to 15% of adjusted statutory capital and surplus. The benefits of this permitted practice may not be considered by the Company when determining surplus available for dividends. The second permitted practice relates to the statutory reserving requirements for variable annuities with guaranteed living benefit riders. Actuarial guidelines prescribed by the NAIC require a stand-alone asset adequacy analysis reflecting only benefits, expenses and charges that are associated with the riders for variable annuities with guaranteed living benefits. The permitted practice allows for all benefits, expenses and charges associated with the variable annuity contract to be reflected in the stand-alone asset adequacy test. These permitted practices resulted in an increase to the Company's estimated statutory surplus of $956 as of December 31, 2008. The effects of these permitted practices are included in the 2008 amounts in the table above.

A significant percentage of the consolidated statutory surplus is permanently reinvested or is subject to various state regulatory restrictions which limit the payment of dividends without prior approval. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. Under these laws, the insurance subsidiaries may only make their dividend payments out of unassigned surplus. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer's policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a Connecticut-domiciled insurer exceeds the insurer's earned surplus, it requires the prior approval of the Connecticut Insurance Commissioner. The insurance holding company laws of the other jurisdictions in which The Hartford's insurance subsidiaries are incorporated (or deemed commercially domiciled) generally contain similar (although in certain instances somewhat more restrictive) limitations on the payment of dividends. With respect to dividends to HLA, it is estimated that the Company's dividend limitation under the holding company laws of Connecticut is approximately $374 in 2009. However, because the Company's earned surplus is negative as of December 31, 2008, the Company will not be permitted to pay any dividends to HLA in 2009 without prior approval from the insurance commissioner until such time as earned surplus becomes positive.

14. PENSION PLANS, POSTRETIREMENT, HEALTH CARE AND LIFE INSURANCE BENEFIT AND SAVINGS PLANS

PENSION PLANS

Hartford Life's employees are included in The Hartford's non-contributory defined benefit pension and postretirement health care and life insurance benefit plans. Defined benefit pension expense, postretirement health care and life insurance benefits expense allocated by The Hartford to the Company, was $24, $22 and $22 for the years ended December 31, 2008, 2007 and 2006, respectively.

INVESTMENT AND SAVINGS PLAN

Substantially all U.S. employees are eligible to participate in The Hartford's Investment and Savings Plan under which designated contributions may be invested in common stock of The Hartford or certain other investments. These contributions are matched, up to 3% of compensation, by the Company. In 2004, the Company began allocating a percentage of base salary to the Plan for eligible employees. In 2008, employees whose prior year earnings were less than $100,000 received a contribution of 1.5% of base salary and employees whose prior year earnings were more than $100,000 received a contribution of 0.5% of base salary. The cost to Hartford Life for this plan was approximately $10, $11 and $9 for the years ended December 31, 2008, 2007 and 2006, respectively.

15. STOCK COMPENSATION PLANS

Hartford Life's employees are included in The Hartford 2005 Incentive Stock Plan and The Hartford Employee Stock Purchase Plan.

The Hartford has two primary stock-based compensation plans which are described below. Shares issued in satisfaction of stock-based compensation may be made available from authorized but unissued shares, shares held by The Hartford in treasury or from shares purchased in the open market. The Hartford typically issues new shares in satisfaction of stock-based compensation. Hartford Life was allocated compensation expense of $18 million, $21 million and $19 million for the years ended December 31, 2008, 2007 and 2006, respectively. Hartford Life's income tax benefit recognized for stock-based compensation plans was $5 million, $7 million and $6 million for the years ended December 31, 2008, 2007 and 2006, respectively. Hartford Life did not capitalize any cost of stock-based compensation.

Stock Plan

In 2005, the shareholders of The Hartford approved The Hartford 2005 Incentive Stock Plan (the "2005 Stock Plan"), which superseded and replaced The Hartford Incentive Stock Plan and The Hartford Restricted Stock Plan for Non-employee Directors. The terms of the 2005 Stock Plan are substantially similar to the terms of these superseded plans.

The 2005 Stock Plan provides for awards to be granted in the form of non-qualified or incentive stock options qualifying under Section 422 of the Internal Revenue Code, stock appreciation rights, restricted stock units, restricted stock, performance shares, or any combination of the foregoing.

The fair values of awards granted under the 2005 Stock Plan are measured as of the grant date and expensed ratably over the awards' vesting periods, generally three years. For stock option awards granted or modified in 2006 and later, the Company began expensing awards to retirement-eligible employees hired before January 1, 2002 immediately or over a period shorter than the stated vesting period because the employees receive accelerated vesting upon retirement and therefore the vesting period is considered non-substantive. All awards provide for accelerated vesting upon a change in control of The Hartford as defined in the 2005 Stock Plan.

Stock Option Awards

Under the 2005 Stock Plan, all options granted have an exercise price equal to the market price of The Hartford's common stock on the date of grant, and an option's maximum term is ten years. Certain options become exercisable over a three year period commencing one year from the date of grant, while certain other options become exercisable at the later of the three years from the date of grant or upon the attainment of specified market appreciation of The Hartford's common shares. For any year, no individual employee may receive an award of options for more than 1,000,000 shares. As of December 31, 2008, The Hartford had not issued any incentive stock options under any plans.

For all options granted or modified on or after January 1, 2004, The Hartford uses a hybrid lattice/Monte-Carlo based option valuation model (the "valuation model") that incorporates the possibility of early exercise of options into the valuation. The valuation model also incorporates The Hartford's historical termination and exercise experience to determine the option value. For these reasons, the Hartford believes the valuation model provides a fair value that is more representative of actual experience than the value calculated under the Black-Scholes model.

Share Awards

Share awards are valued equal to the market price of The Hartford's common stock on the date of grant, less a discount for those awards that do not provide for dividends during the vesting period. Share awards granted under the 2005 Plan and outstanding include restricted stock units, restricted stock and performance shares. Generally, restricted stock units vest after three years and restricted stock vests in three to five years. Performance shares become payable within a range of 0% to 200% of the number of shares initially granted based upon the attainment of specific performance goals achieved over a specified period, generally three years. The maximum award of restricted stock units, restricted stock or performance shares for any individual employee in any year is 200,000 shares or units.

Employee Stock Purchase Plan

In 1996, The Hartford established The Hartford Employee Stock Purchase Plan ("ESPP"). Under this plan, eligible employees of The Hartford may purchase common stock of The Hartford at a 15% discount from the lower of the closing market price at the beginning or end of the quarterly offering period. Employees purchase a variable number of shares of stock through payroll deductions elected as of the beginning of the quarter. The fair value is estimated based on the 15% discount off of the beginning stock price plus the value of three-month European call and put options on shares of stock at the beginning stock price calculated using the Black-Scholes model.

16. TRANSACTIONS WITH AFFILIATES

Transactions of the Company with Hartford Fire Insurance Company, Hartford Holdings and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions. In addition, an affiliated entity purchased group annuity contracts from the Company to fund structured settlement periodic payment obligations assumed by the affiliated entity as part of claims settlements with property casualty insurance companies and self-insured entities. As of December 31, 2008 and 2007 the Company had $49 and $48 of reserves for claim annuities purchased by affiliated entities. Substantially all general insurance expenses related to the Company, including rent and employee benefit plan expenses are initially paid by The Hartford. Direct expenses are allocated to the Company using specific identification, and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization.

Hartford Life sells fixed market value adjusted ("MVA") annuity products to customers in Japan. The yen based MVA product is written by the Hartford Life Insurance KK ("HLIKK"), a wholly owned Japanese subsidiary of Hartford Life and subsequently reinsured to the Company. As of December 31, 2008 and 2007, $2.8 billion and $1.8 billion, respectively, of the account value had been assumed by the Company.

Effective August 31, 2005, a subsidiary of the Company, Hartford Life and Annuity Insurance Company ("HLAI"), entered into a reinsurance agreement with Hartford Life, Insurance KK ("HLIKK"), a wholly owned Japanese subsidiary of Hartford Life, Inc. ("Hartford Life"). Through this agreement, HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders issued by HLIKK on its variable annuity business. Effective July 31, 2006, the agreement was modified to include the GMDB on covered contracts that have an associated GMIB rider. The modified reinsurance agreement applies to all contracts, GMIB riders and GMDB riders in-force and issued as of July 31, 2006 and prospectively, except for policies and GMIB riders issued prior to April 1, 2005, which were recaptured. Additionally, a tiered reinsurance premium structure was implemented. On the date of recapture, HLAI forgave the reinsurance derivative asset of $110 and paid HLIKK $38. The net result of the recapture was recorded as a dividend of $93, after-tax. GMIB riders issued by HLIKK subsequent to April 1, 2005 continue to be reinsured by HLAI. While the form of the agreement between HLAI and HLIKK for GMIB business is reinsurance, in substance and for accounting purposes the agreement is a free standing derivative. As such, the reinsurance agreement for GMIB business is recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in net realized capital gains (losses) in net income. The fair value of GMIB liability at December 31, 2008 and December 31, 2007 is $2.6 (of which $148 relates to the adoption of SFAS 157) and $72, respectively.

Effective September 30, 2007, HLAI entered into another reinsurance agreement where HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMAB, GMIB and GMDB riders issued by HLIKK on certain of its variable annuity business. The reinsurance of the GMAB riders is accounted for as a free-standing derivative in accordance with SFAS 133. Accordingly, the reinsurance of the GMAB is recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in net realized capital gains (losses) in net income. The fair value of the GMAB is liability of $1 at December 31, 2008. The fair value of the GMAB is an asset of $2 at December 31, 2007. This treaty covered HLIKK's "3 Win" annuity. This product contains a GMIB feature that triggers at a float value of 80% of original premium and gives the policyholder an option to receive either an immediate withdrawal of account value without surrender charges or a payout annuity of the original premium over time. As a result of capital markets underperformance, 97% of contracts, a total of $3.1 billion triggered during the fourth quarter of 2008, and of this amount $2.2 billion have elected the payout annuity. The Company received the proceeds of this triggering impact, net of the first annuity payout, through a structured financing transaction with HLIKK and will pay the associated benefits to HLIKK over a 12-year payout.

Effective February 29, 2008, HLAI entered into another reinsurance agreement where HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMWB riders issued by HLIKK on certain variable annuity business. The reinsurance of the GMWB riders is accounted for as a free-standing derivative in accordance with SFAS 133. Accordingly, the reinsurance of the GMWB is recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in net realized capital gains (losses) in net income. The fair value of the GMWB was a liability of $34 and $0 at December 31, 2008 and 2007, respectively.

The Reinsurance Agreement for GMDB business is accounted for under SOP 03-1 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). As of December 31, 2008 the liability for the assumed reinsurance of the GMDB and the net amount at risk was $ 14 and $4.3 billion, respectively. As of December 31, 2007 the liability for the assumed reinsurance of the GMDB and the net amount at risk was $4 and $130, respectively.

The Company has issued a guarantee to retirees and vested terminated employees ("Retirees") of The Hartford Retirement Plan for U.S. Employees ("the Plan") who retired or terminated prior to January 1, 2004. The Plan is sponsored by The Hartford. The guarantee is an irrevocable commitment to pay all accrued benefits which the Retiree or the Retiree's designated beneficiary is entitled to receive under the Plan in the event the Plan assets are insufficient to fund those benefits and The Hartford is unable to provide sufficient assets to fund those benefits. The Company believes that the likelihood that payments will be required under this guarantee is remote.

Effective November 1, 2007, a subsidiary insurance company ("Ceding Company") entered into a coinsurance with funds withheld and modified coinsurance reinsurance agreement ("Agreement") with an affiliate reinsurance company ("Reinsurer") to provide statutory surplus relief for certain life insurance policies. The Agreement is accounted for as a financing transaction for GAAP. A standby unaffiliated third party Letter of Credit ("LOC") supports a portion of the statutory reserves that have been ceded to the Reinsurer.

17. EQUITY

NONCONTROLLING INTERESTS

The Company adopted SFAS 160 on January 1, 2009. The scope of this Statement applies to all entities that prepare consolidated financial statements and as such, includes variable interest entities in which the Company has concluded that it is the primary beneficiary. See Note 4 for further discussion of the Company's involvement in VIEs. The Company also holds the majority interest in certain general account mutual funds, in which it has provided seed money. The scope of FAS 160 also applies to these mutual fund investments. Upon adoption of SFAS 160, the Company reclassified $65 as of January 1, 2006 from liabilities to equity, representing the noncontrolling interest of other investors in these VIEs and mutual fund investments. The noncontrolling interest within these entities is likely to change, as these entities represent investment vehicles whereby investors may frequently redeem or contribute to these investments. As such, the change in noncontrolling ownership interest represented in the Company's Condensed Consolidated Statement of Changes in Stockholder's Equity will primarily represent redemptions and additional subscriptions within these investment vehicles.

The following table represents the change in noncontrolling ownership interest recorded in the Company's Condensed Consolidated Statement of Changes in Stockholder's Equity for the VIEs and Mutual Fund Seed Investments as of Decemnber 31, 2008, 2007 and 2006:

                                                 DECEMBER 31,
                                    2008              2007             2006
--------------------------------------------------------------------------------
Redemptions of The Hartford's
 interest in VIEs and Mutual
 Fund Investments resulting
 in deconsolidation (1)              $(22)              $(4)           $ --
Net (Redemptions) and
 Subscriptions from
 noncontrolling interests             $33              $110            $ --
                                    -----            ------            ----
              TOTAL CHANGE IN
      NONCONTROLLING INTEREST
                    OWNERSHIP         $15              $106             $74
                                    -----            ------            ----

(1) The deconsolidation of The Hartford's interest in mutual funds and VIEs in 2008 and 2007 resulted in a realized capital gain of $1 and $1, respectively.

18. QUARTERLY RESULTS FOR 2008 AND 2007 (UNAUDITED)

                                           MARCH 31,              JUNE 30,             SEPTEMBER 30,            DECEMBER 31,
                                      2008          2007     2008          2007      2008          2007      2008          2007
---------------------------------------------------------------------------------------------------------------------------------
Revenues                                $202        $1,916   $2,070        $1,902      $(77)       $2,000     $(477)       $1,758
                                     -------       -------  -------       -------  --------       -------  --------       -------
Benefits, claims and expenses          1,187         1,529    1,630         1,738     2,804         1,527     1,938         1,637
                                     -------       -------  -------       -------  --------       -------  --------       -------
Net income (loss) (1)                   (567)          296      362           147    (1,823)          332    (1,526)          111
                                     -------       -------  -------       -------  --------       -------  --------       -------

(1) Included in the three months ended September 30, 2008 are net realized capital losses of $1.9 billion and a DAC unlock charge of $824. Included in the three months ended December 31, 2008 are net realized capital losses of $2.0 billion